UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Annual Report September 30, 2017 THORNBURG LOW DURATION MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Low Duration Municipal Fund

Annual Report  |  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares increased by 4 cents to $12.38 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 8 cents per share. Dividends were higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 0.98% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 1.10% total return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 0.12%. The impact from the Fund’s 0.65 years shorter duration added 0.09%, while credit quality allocations added 0.17%. Other risk factors detracted 0.27%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The fiscal year was a unique period for funds of this type; in normal markets, as interest rates increase fixed-income fund prices decline. Short-term interest rates on variable rate demand note (VRDNs) and one-year fixed rate notes increased. These securities have little or no price volatility and the remainder of the securities in the Fund rolled down a positively sloped yield curve. Consequently, the Fund increased in yield about 0.25% and increased in NAV by 4 cents. It is a very unique environment indeed.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality — tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, D.C., and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE) — which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices — has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017 Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50% — 0.75% at the beginning of the year to 1.00% — 1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is to reduce its holdings of U.S. Treasury and mortgage-backed securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world...my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

The municipal bond market’s returns were a result of rising rates across the yield curve — with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure 1	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7%

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing — relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the over-all portfolio’s volatility.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	SINCE INCEP.

A Shares (Incep: 12/30/13)
Without sales charge	0.98%	0.45%	0.47%

With sales charge	-0.55%	-0.06%	0.06%

I Shares (Incep: 12/30/13)	1.09%	0.61%	0.64%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	0.87%
SEC Yield	0.51%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 2.19%; I shares, 0.72%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 0.32%, and the SEC yield would have been (0.04%).

Glossary

The BofA Merrill Lynch 1–3 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	96
Effective Duration	1.2 Yrs
Average Maturity	1.4 Yrs

8  |  Annual Report

Schedule of Investments

Thornburg Low Duration Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.43%
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 (Alabama Power Company Barry Plant)	A-/A1	$1,000,000	$1,007,560
ARKANSAS — 0.43%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	304,331
CALIFORNIA — 9.12%
California School Cash Reserve Program Authority, 3.00% due 6/29/2018	SP-1+/NR	1,500,000	1,525,695
California Statewide Communities Development Authority, 5.00% due 5/15/2019 (Irvine East Campus Apartments)	NR/Baa1	655,000	696,567
California Statewide Communities Development Authority, 5.00% due 5/15/2020 (Irvine East Campus Apartments)	NR/Baa1	565,000	620,720
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,000,590
City of Los Angeles GO, 5.00% due 6/28/2018 (Cash Flow Management)	SP-1+/Mig1	500,000	515,140
County of Los Angeles GO, 5.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/Mig1	1,000,000	1,030,390
County of Riverside, 2.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/NR	1,000,000	1,009,070
COLORADO — 0.56%
City of Aurora COP, 5.00% due 12/1/2019 (Sports Park and E-911 Projects)	AA/Aa2	365,000	395,452
CONNECTICUT — 3.93%
State of Connecticut GO Floating Rate Note, 1.63% due 6/15/2018 (Various Capital Projects)	A+/A1	1,000,000	1,002,630
State of Connecticut Health and Educational Facilities Authority, 1.65% due 11/15/2029 (Ascension Health Credit Group)	AA+/Aa2	1,750,000	1,754,410
FLORIDA — 1.54%
City of Cape Coral, 1.40% due 9/1/2018 (Utility Improvement; Insured: AGM)	AA/A2	495,000	495,871
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	150,034
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	200,000	205,412
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	105,000	105,096
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	120,000	122,219
GEORGIA — 1.34%
City of Atlanta, 3.00% due 1/1/2018 (BeltLine Project)	NR/A2	340,000	341,588
City of Atlanta, 4.00% due 1/1/2019 (BeltLine Project)	NR/A2	580,000	599,430
GUAM — 3.37%
Government of Guam, 3.00% due 11/15/2017 (Economic Development)	A/NR	300,000	300,522
Government of Guam, 4.00% due 11/15/2018 (Economic Development)	A/NR	275,000	281,424
Government of Guam, 5.00% due 11/15/2018 (Economic Development)	A/NR	400,000	413,784
Government of Guam, 5.00% due 1/1/2019 (Economic Development)	A/NR	1,000,000	1,038,000
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	300,000	329,211
HAWAII — 1.42%
City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2028 (Rail Transit Project)	NR/Aa1	1,000,000	1,000,300
IDAHO — 0.73%
State of Idaho GO, 4.00% due 6/29/2018 (Cash Flow Management)	SP-1+/Mig1	500,000	511,285
ILLINOIS — 12.25%
Chicago O’Hare International Airport, 5.00% due 1/1/2018 (2016 Airport Projects)	A/NR	500,000	505,175
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2016 Airport Projects)	A/NR	500,000	524,500
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	500,000	536,000
Chicago Transit Authority, 5.50% due 6/1/2019 pre-refunded 12/1/2018 (Rail Car and Rail System Improvements)	A+/A3	815,000	858,537
City of Chicago, 5.00% due 1/1/2020	AA/NR	600,000	638,940
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA-/A2	615,000	657,392
Du Page County High School District No. 88, 3.00% due 1/15/2020 (Addison Trail and Willowbrook High Schools)	NR/Aa1	1,245,000	1,291,463
Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	500,000	514,650
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	520,840
Illinois Finance Authority, 0.90% due 8/15/2038 put 10/2/2017 (Northwestern Memorial Hospital; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	675,000	675,000
State of Illinois, 4.00% due 6/15/2019 (Build Illinois Program)	AA-/Baa3	520,000	542,370
State of Illinois, 5.00% due 6/15/2020 (Build Illinois Program)	AA-/NR	535,000	581,797
State of Illinois GO, 5.00% due 3/1/2022 (State Facilities Improvements)	BBB-/Baa3	575,000	622,961
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	126,186
INDIANA — 1.17%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	810,000	818,124
KANSAS — 3.32%
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	A+/A1	1,250,000	1,301,788
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	A+/A3	1,000,000	1,025,830
KENTUCKY — 2.96%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/A1	1,000,000	1,074,630
Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	A/A1	1,000,000	1,002,080

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	LOUISIANA — 0.14%
	City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Improvement Program)	A-/NR	$100,000	$100,678
	MASSACHUSETTS — 2.86%
	Commonwealth of Massachusetts GO, 0.94% due 3/1/2026 put 10/2/2017 (SPA: Barclays Bank plc) (daily demand notes)	AA/Aa1	500,000	500,000
	Massachusetts Housing Finance Agency, 2.00% due 6/1/2019 (Low and Moderate Income Housing)	AA-/Aa3	1,500,000	1,508,955
	MICHIGAN — 2.91%
	Berkley School District GO, 4.00% due 5/1/2018 (Educational Facilities; Insured: Q-SBLF)	AA-/NR	1,000,000	1,017,070
	Charles Stewart Mott Community College GO, 5.00% due 5/1/2018 (Higher Education Facilities)	A+/NR	750,000	767,340
	Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	255,585
	MISSOURI — 0.72%
	City of St. Louis GO, 3.00% due 6/1/2018 (Cash Flow Management)	SP-1+/NR	500,000	507,000
	NEW JERSEY — 9.46%
	City of Trenton GO, 5.00% due 7/15/2020 (Various Capital Improvements; Insured: AGM) (State Aid Withholding)	AA/A3	500,000	549,830
	Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa1	545,000	545,098
	New Jersey EDA, 5.00% due 6/15/2019 (Cigarette Tax)	BBB+/Baa1	550,000	578,484
	New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	200,000	214,300
	New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM) (ETM)	AA/NR	150,000	151,560
	New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017 (Student Loans)	AA/Aaa	515,000	518,420
	New Jersey Transit Corp., 5.00% due 9/15/2019 (Urban Public Transportation Capital Improvement)	A/A3	1,250,000	1,325,925
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	A+/Baa1	500,000	538,685
	New Jersey Transportation Trust Fund Authority, 5.50% due 12/15/2020 (State Transportation System Improvements; Insured: Natl-Re)	A/A3	2,000,000	2,215,560
	NEW MEXICO — 1.43%
	County of Taos, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	1,000,000	1,007,220
	NEW YORK — 7.48%
	City of New York GO, 5.00% due 8/1/2019 (Capital Projects)	AA/Aa2	450,000	482,238
	City of New York GO, 0.92% due 3/1/2040 put 10/2/2017 (Capital Projects) (daily demand notes)	AA/Aa2	500,000	500,000
	Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	201,658
	New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	800,000	800,000
	New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 10/2/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
	New York State Housing Finance Agency, 0.92% due 11/1/2046 put 10/2/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	500,000	500,000
	Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2021	A/NR	1,000,000	1,115,570
	Town of Oyster Bay GO, 2.50% due 6/1/2018 (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts)	NR/NR	645,000	647,561
	NORTH CAROLINA — 1.07%
	Charlotte-Mecklenburg Hospital Authority, 0.89% due 1/15/2037 put 10/2/2017 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	750,000	750,000
	OKLAHOMA — 1.88%
	Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	279,601
	Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	1,000,000	1,040,630
	OREGON — 1.48%
a	State of Oregon GO, 5.00% due 9/28/2018 (Cash Management)	NR/NR	1,000,000	1,038,970
	PENNSYLVANIA — 6.20%
	City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works) (ETM)	A/A3	200,000	200,048
	City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works) (ETM)	AA/A2	350,000	360,777
	City of Philadelphia, 5.00% due 10/1/2020 (Pennsylvania Gas Works)	A/A3	500,000	554,355
	Coatesville Area School District GO, 5.00% due 8/1/2021 (Insured: AGM) (State Aid Withholding)	AA/A2	1,000,000	1,122,040
	East Penn School District GO, 2.00% due 9/15/2020 (State Aid Withholding)	NR/Aa2	555,000	555,266
	Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,500,000	1,557,075
	SOUTH CAROLINA — 2.41%
	City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	300,069
	Kershaw County Public Schools Foundation, 4.00% due 12/1/2017 (Kershaw County School District)	A-/A1	500,000	502,670
	Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	303,066
	South Carolina Public Service Authority, 5.00% due 12/1/2021 (Capital Improvement)	A+/A1	515,000	582,527

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	TEXAS — 10.74%
	City of Dallas GO, 5.00% due 2/15/2021 (Trinity River Corridor Infrastructure)	AA-/A1	$1,000,000	$1,112,390
	City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	675,000	692,442
	City of Houston Higher Education Finance Corp., 5.00% due 8/15/2018 (KIPP Program; Guaranty: PSF)	AAA/NR	970,000	1,003,358
	City of San Antonio, 2.25% due 2/1/2033 (Electric and Gas Systems)	AA-/NR	1,000,000	1,020,670
	City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A1	1,000,000	1,169,770
	Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	911,054
	Dallas Independent School District GO, 5.00% due 2/15/2036 put 2/15/2020 (School District Buildings Renovations; Insured: PSF-GTD)	AAA/Aaa	325,000	351,608
b	State of Texas, 4.00% due 8/30/2018 (Cash Flow Management)	SP-1+/Mig1	1,240,000	1,273,691
	UTAH — 1.85%
	City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	1,300,000	1,300,000
	WASHINGTON — 1.67%
	King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	872,859
	Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A1	300,000	301,551
	WEST VIRGINIA — 0.29%
	Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	A-/Baa1	200,000	201,156

	TOTAL INVESTMENTS — 96.16% (Cost $67,136,700)			$67,481,374

	OTHER ASSETS LESS LIABILITIES — 3.84%			2,695,641

	NET ASSETS — 100.00%			$70,177,015

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.	ETM	Escrowed to Maturity
AMBAC	Insured by American Municipal Bond Assurance Corp.	GO	General Obligation
BAM	Insured by Build America Mutual Insurance Co.	IDA	Industrial Development Authority
COP	Certificates of Participation	Natl-Re	Insured by National Public Finance Guarantee Corp.
DFA	Development Finance Authority	PSF	Guaranteed by Permanent School Fund
EDA	Economic Development Authority	Q-SBLF	Insured by Qualified School Bond Loan Fund

See notes to financial statements.

Annual Report  |  11

Statement of Assets and Liabilities

Thornburg Low Duration Municipal Fund  |  September 30, 2017

ASSETS

Investments at value (cost $67,136,700) (Note 3)	$67,481,374
Cash	139,369
Receivable for fund shares sold	3,050,000
Interest receivable	676,742
Prepaid expenses and other assets	11,916

Total Assets	71,359,401

LIABILITIES

Payable for investments purchased	1,039,360
Payable for fund shares redeemed	72,559
Payable to investment advisor and other affiliates (Note 4)	10,515
Accounts payable and accrued expenses	57,500
Dividends payable	2,452

Total Liabilities	1,182,386

NET ASSETS	$70,177,015

NET ASSETS CONSIST OF

Net unrealized appreciation on investments	$344,674
Accumulated net realized gain (loss)	(41,207)
Net capital paid in on shares of beneficial interest	69,873,548

$70,177,015

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($16,411,858 applicable to 1,326,000 shares of beneficial interest outstanding - Note 5)	$12.38

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.57

Class I Shares:
Net asset value, offering and redemption price per share ($53,765,157 applicable to 4,345,534 shares of beneficial interest outstanding - Note 5)	$12.37

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg Low Duration Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $1,323,380)	$883,866

EXPENSES

Investment advisory fees (Note 4)	260,697
Administration fees (Note 4)
Class A Shares	21,913
Class I Shares	23,822
Distribution and service fees (Note 4)
Class A Shares	35,414
Transfer agent fees
Class A Shares	28,605
Class I Shares	15,891
Registration and filing fees
Class A Shares	24,864
Class I Shares	26,032
Custodian fees (Note 2)	31,708
Professional fees	36,724
Accounting fees (Note 4)	2,286
Trustee fees	2,487
Other expenses	13,488

Total Expenses	523,931
Less:
Expenses reimbursed by investment advisor (Note 4)	(144,847)
Investment advisory fees waived by investment advisor (Note 4)	(26,545)

Net Expenses	352,539

Net Investment Income	531,327

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(17,874)
Net change in unrealized appreciation (depreciation) on investments	303,247

Net Realized and Unrealized Gain	285,373

Net Increase in Net Assets Resulting from Operations	$816,700

See notes to financial statements.

Annual Report  |  13

Statements of Changes in Net Assets

Thornburg Low Duration Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$531,327	$189,076
Net realized gain (loss) on investments	(17,874)	(18,130)
Net unrealized appreciation (depreciation) on investments	303,247	(17,236)

Net Increase in Net Assets Resulting from Operations	816,700	153,710

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(125,749)	(9,876)
Class I Shares	(405,578)	(179,200)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	12,051,896	971,622
Class I Shares	15,026,270	(3,150,597)

Net Increase (Decrease) in Net Assets	27,363,539	(2,214,341)

NET ASSETS

Beginning of Year	42,813,476	45,027,817

End of Year	$70,177,015	$42,813,476

See notes to financial statements.

14  |  Annual Report

Notes to Financial Statements

Thornburg Low Duration Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$67,136,700

Gross unrealized appreciation on a tax basis	$351,990
Gross unrealized depreciation on a tax basis	(7,316)

Net unrealized appreciation (depreciation) on investments (tax basis)	$344,674

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $17,873. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $23,333 (of which $1,073 are short-term and $22,260 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2017, the Fund had $2,452 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$531,170	$189,076
Ordinary income	157	–

Total	$531,327	$189,076

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$67,481,374	$–	$67,481,374	$–

Total Investments in Securities	$67,481,374	$–	$67,481,374	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $1 billion	0.400%
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the year ended September 30, 2017 was 0.40% of the Fund’s average net assets (before applicable management fee waiver of $26,545).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $2,286 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $131 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $26,545. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $79,102 for Class A shares and $65,745 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 51.7%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $11,958,907 in purchases and $9,808,739 in sales generating realized gains of $813.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,922,719	$35,953,976	179,515	$2,217,348
Shares issued to shareholders in reinvestment of dividends	9,827	121,339	796	9,845
Shares repurchased	(1,950,171)	(24,023,419)	(101,677)	(1,255,571)

Net increase	982,375	$12,051,896	78,634	$971,622

Class I Shares
Shares sold	2,760,039	$34,004,864	1,018,022	$12,579,199
Shares issued to shareholders in reinvestment of dividends	31,595	390,018	14,105	174,307
Shares repurchased	(1,571,733)	(19,368,612)	(1,287,521)	(15,904,103)

Net increase (decrease)	1,219,901	$15,026,270	(255,394)	$(3,150,597)

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $45,716,163 and $23,626,423, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  19

Financial Highlights

Thornburg Low Duration Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$12.34	0.08	0.04	0.12	(0.08)	–	(0.08)	$12.38
2016(b)	$12.35	0.03	(0.01)	0.02	(0.03)	–	(0.03)	$12.34
2015(b)	$12.34	0.02	0.01	0.03	(0.02)	–	(0.02)	$12.35
2014(b)(c)	$12.31	0.02	0.03	0.05	(0.02)	–	(0.02)	$12.34

CLASS I SHARES

2017	$12.34	0.10	0.03	0.13	(0.10)	–	(0.10)	$12.37
2016	$12.35	0.05	(0.01)	0.04	(0.05)	–	(0.05)	$12.34
2015	$12.34	0.04	0.01	0.05	(0.04)	–	(0.04)	$12.35
2014(c)	$12.31	0.04	0.03	0.07	(0.04)	–	(0.04)	$12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 30, 2013.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20  |  Annual Report

Financial Highlights, Continued

Thornburg Low Duration Municipal Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.72		0.67		0.67		1.16		0.98	42.94	$16,412
0.24		0.70		0.70		2.19		0.15	21.17	$4,241
0.15		0.67		0.67		2.85		0.22	15.75	$3,273
0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751

0.85		0.49		0.49		0.67		1.09	42.94	$53,765
0.43		0.50		0.50		0.72		0.36	21.17	$38,572
0.32		0.50		0.50		0.82		0.40	15.75	$41,755
0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

Annual Report  |  21

Report of Independent Registered Public Accounting Firm

Thornburg Low Duration Municipal Fund

To the Trustees and Shareholders of the

Thornburg Low Duration Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Low Duration Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

22  |  Annual Report

Expense Example

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,008.10	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55

CLASS I SHARES

Actual	$1,000.00	$1,008.30	$2.52
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  23

Trustees and Officers

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24  |  Annual Report

Trustees and Officers, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  25

Trustees and Officers, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26  |  Annual Report

Other Information

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For tax year ended September 30, 2017, dividends paid by the Fund of $531,170 (or the maximum allowed) are tax exempt dividends and $157 are taxable ordinary investment income dividends for federal tax purposes. The information and the distributions reported herein may differ from information and distributions reported to shareholders for the calendar year ending December 31, 2017. Completed information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Annual Report  |  27

Other Information, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the three calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for the Fund’s two share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was comparable to the median and average levels of total expenses for the category, and that the level of total expense for a second share class was comparable to the median level and lower than the average level for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the stated median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursement of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these

28  |  Annual Report

Other Information, Continued

Thornburg Low Duration Municipal Fund  |  September 30, 2017 (Unaudited)

arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund has only recently begun to provide nominal profits for the Advisor. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  29

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3172

THORNBURG LIMITED TERM MUNICIPAL FUND ANNUAL REPORT SEPTEMBER 30, 2017

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Limited Term Municipal Fund

Annual Report  |  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 20 cents to $14.43 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 23.3 cents per share. Dividends were lower for the Class C shares and higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 0.24% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 0.98% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 0.74%. The impact from the Fund’s 0.24 years shorter duration detracted 0.05%, while credit quality allocations added 0.01%. Other risk factors detracted 0.27%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017, Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50% – 0.75% at the beginning of the year to 1.00% – 1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is to reduce its holdings of U.S. Treasury and mortgage-backed

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

The municipal bond market’s returns were a result of rising rates across the yield curve—with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure I	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7% to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the over-all portfolio’s volatility.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares (Incep: 9/28/84)
Without sales charge	0.24%	1.23%	1.30%	2.99%	4.84%

With sales charge	-1.24%	0.73%	1.00%	2.83%	4.79%
C Shares (Incep: 9/1/94)
Without sales charge	0.01%	1.02%	1.06%	2.73%	3.29%

With sales charge	-0.48%	1.02%	1.06%	2.73%	3.29%

I Shares (Incep: 7/5/96)	0.49%	1.55%	1.62%	3.32%	3.87%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	1.59%
SEC Yield	0.68%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.72%; C shares, 0.96%; I shares, 0.41%.

Glossary

The BofA Merrill Lynch 1-10 Year Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

Lipper Best Short-Intermediate Municipal Debt Fund (Class I Shares) 10-year period ended 11/30/16, among 41 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charge). Fund Classification Awards are given for three-year, five-year, and ten-year periods. Thornburg did not win the award for any other time period. Past performance does not guarantee future results. From Thomson Reuters Lipper Awards, © 2017 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution or retransmission of this Content without express permission is prohibited.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	1,867
Effective Duration	3.2 Yrs
Average Maturity	3.7 Yrs

8  |  Annual Report

Schedule of Investments

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.05%
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	$4,840,000	$5,156,439
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	770,000	820,343
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,592,280
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,037,780
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,487,395
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	866,594
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,152,301
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,286,949
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,064,120
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,084,350
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,351,536
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,027,580
City of Mobile GO, 5.00% due 2/15/2019 pre-refunded 2/15/2018	NR/NR	1,205,000	1,223,605
City of Mobile GO, 5.00% due 2/15/2019	AA-/Aa2	795,000	807,036
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 (Alabama Power Company Barry Plant)	A-/A1	20,000,000	20,151,200
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,394,512
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	901,680
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,496,028
UAB Medicine Finance Authority, 5.00% due 9/1/2025 (University Hospital)	AA-/A1	1,670,000	2,014,053
UAB Medicine Finance Authority, 5.00% due 9/1/2026 (University Hospital)	AA-/A1	4,940,000	6,002,792
UAB Medicine Finance Authority, 5.00% due 9/1/2027 (University Hospital)	AA-/A1	2,305,000	2,787,828
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018 (ETM)	NR/A1	1,700,000	1,763,274
ALASKA — 0.33%
Alaska Energy Authority, 6.00% due 7/1/2020 (Bradley Lake Hydroelectric Project; Insured: AGM)	AA/A2	1,790,000	2,014,359
Alaska Housing Finance Corp., 5.00% due 12/1/2018 pre-refunded 12/1/2017 (State Capital Project; Insured: Natl-Re)	A/Aa2	1,610,000	1,621,689
Alaska Housing Finance Corp., 5.00% due 12/1/2018 (State Capital Project; Insured: Natl-Re)	AA+/Aa2	390,000	392,831
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018 (DeLong Mountain Transportation Project)	AA+/Aa3	2,455,000	2,504,149
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A1	12,000,000	13,309,080
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A1	3,700,000	4,103,633
ARIZONA — 2.06%
Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	635,145
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	942,040
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	658,163
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,016,170
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,602,619
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,161,091
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,096,470
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,493,023
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,546,781
Arizona Board of Regents COP, 5.00% due 6/1/2022 (Arizona State University)	A+/Aa3	6,080,000	6,976,739
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,865,025
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,047,731
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,802,071
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,547,851
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,538,360
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,512,542
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,456,046
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,373,489
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,851,024
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,790,565
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	4,540,000	4,672,795
Arizona School Facilities Board COP, 5.25% due 9/1/2023 pre-refunded 9/1/2018 (School Site and Building Projects)	AA-/Aa3	1,315,000	1,366,666
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	3,751,137
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,491,736
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,669,950
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2022	AA+/Aa2	1,250,000	1,453,825
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2023	AA+/Aa2	1,830,000	2,170,252
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2024	AA+/Aa2	2,000,000	2,414,540
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2025	AA+/Aa2	3,500,000	4,274,760
City of Tucson, 5.00% due 7/1/2022 (Street and Highway Projects)	AA+/A1	2,135,000	2,453,969
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	507,580

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	$5,000,000	$5,150,850
	Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	2,000,000	2,060,340
	Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	700,000	721,119
	Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	552,345
	Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,200,000	1,274,520
	Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	400,000	455,016
	Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,325,000	1,417,154
	Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	582,030
	Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,404,932
	Pima County COP, 5.00% due 12/1/2018 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,700,000	2,823,066
	Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,500,000	1,618,020
	Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	849,219
	Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,387,884
	Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,476,399
	Pinal County, 5.00% due 8/1/2019 (Detention and Training Facilities)	AA-/NR	1,115,000	1,190,619
	Pinal County, 5.00% due 8/1/2021 (Detention and Training Facilities)	AA-/NR	1,775,000	2,003,620
	Pinal County, 5.00% due 8/1/2023 (Detention and Training Facilities)	AA-/NR	1,100,000	1,288,925
	Pinal County, 5.00% due 8/1/2024 (Detention and Training Facilities)	AA-/NR	700,000	832,230
	Pinal County, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings)	AA-/NR	3,000,000	3,557,430
	Pinal County, 5.00% due 8/1/2025 (Detention and Training Facilities)	AA-/NR	1,500,000	1,800,660
	Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,133,204
	State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	8,622,523
	State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	9,603,791
	ARKANSAS — 0.26%
	Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	659,206
	City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	1,930,270
	City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,028,210
	City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,756,757
	Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A/A2	10,000,000	10,000,400
	Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,527,785
	Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,661,591
	CALIFORNIA — 9.01%
	Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,228,882
	Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,000,000	1,157,330
	Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa1	2,000,000	2,368,040
a	Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa1	3,200,000	3,864,096
	Anaheim Public Financing Authority, 0.00% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,250,000	2,967,380
	Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2017 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	965,000	968,561
	Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2018 (Redevelopment Agency of the City of Brentwood: Insured: AGM)	AA/NR	1,020,000	1,067,124
	Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2019 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	725,000	787,742
	Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	940,110
	California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,490,925
	California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,865,000	3,031,428
	California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,975,000	2,182,158
	California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	4,791,688
	California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,695,000	1,940,724
	California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	3,866,484
	California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	7,905,011
	California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/Aa3	5,000,000	5,534,800
	California School Cash Reserve Program Authority, 3.00% due 6/29/2018	SP-1+/NR	20,300,000	20,647,739
	California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	4,200,000	4,496,898
	California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments Multi-Family Housing; Collateralized: GNMA)	NR/Aa1	290,000	290,345
	California State Public Works Board, 5.00% due 11/1/2017 (California State University) (ETM)	A+/Aaa	3,000,000	3,011,340
	California State Public Works Board, 5.00% due 11/1/2018 (California State University) (ETM)	A+/Aaa	2,700,000	2,821,554
	California State Public Works Board, 5.00% due 4/1/2020 (California School for the Deaf Riverside Campus)	A+/A1	1,585,000	1,738,587
	California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A+/A1	5,685,000	6,268,736
	California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A+/A1	1,000,000	1,114,360
	California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A+/A1	1,500,000	1,675,860
	California State Public Works Board, 5.00% due 4/1/2021 (California School for the Deaf Riverside Campus)	A+/A1	890,000	1,005,602

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A+/A1	$5,000,000	$5,676,300
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A+/A1	1,000,000	1,145,420
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A+/A1	1,750,000	2,008,737
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A+/A1	750,000	860,888
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A+/A1	11,555,000	13,419,515
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A+/A1	10,075,000	11,808,807
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A+/A1	1,900,000	2,251,215
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A+/A1	7,200,000	8,530,920
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	2,050,000	2,458,278
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	27,000,000	28,611,900
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	985,000	1,019,800
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA+/NR	10,125,000	9,041,321
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	A/NR	1,300,000	1,291,095
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/Aa3	1,750,000	1,871,170
Chula Vista COP, 5.25% due 3/1/2018 (ETM)	AA-/NR	1,170,000	1,191,949
Chula Vista COP, 5.25% due 3/1/2019 (ETM)	AA-/NR	1,235,000	1,311,051
City of Los Angeles GO, 5.00% due 6/28/2018 (Cash Flow Management)	SP-1+/Mig1	45,745,000	47,130,159
City of Redding COP, 5.00% due 6/1/2020 pre-refunded 6/1/2018 (City Electric System; Insured: AGM)	NR/A2	2,290,000	2,354,097
City of Redding COP, 5.00% due 6/1/2020 (City Electric System; Insured: AGM)	NR/A2	1,665,000	1,709,972
Clovis USD GO, 0.00% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,625,688
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,116,160
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,234,720
County of Los Angeles GO, 5.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/Mig1	4,435,000	4,569,780
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,730,000	1,901,789
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	AA/NR	3,805,000	4,249,043
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	360,000	407,837
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	AA/NR	5,805,000	6,662,050
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,645,000	1,904,926
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	AA/NR	5,000,000	5,849,550
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	450,000	531,036
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	AA/NR	6,875,000	8,189,912
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	4,775,000	5,715,484
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	AA/NR	5,150,000	6,208,531
County of Monterey COP, 5.00% due 8/1/2018 (2009 Refinancing Project; Insured: AGM)	AA/Aa3	2,260,000	2,337,721
County of Riverside, 3.00% due 10/11/2017	NR/Mig1	4,050,000	4,052,916
County of Riverside, 2.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/NR	71,000,000	71,643,970
County of Solano COP, 5.00% due 11/15/2017 (1999 Capital Improvement Program)	AA/Aa3	1,580,000	1,588,564
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	A/A3	2,655,000	2,542,747
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018 (ETM)	AA-/NR	2,295,000	2,378,928
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa2	4,000,000	4,137,560
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/Aa2	17,935,000	19,266,494
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,445,562
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	4,839,154
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	7,700,845
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	14,376,076
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,306,301
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	12,985,694
Needles USD GO, 0% due 8/1/2023	A/A3	1,005,000	893,204
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,294,652
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	4,601,542
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,068,150
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,416,505
Oakland State Building Authority, 5.00% due 12/1/2018 (Elihu M. Harris State Office Building)	A+/A1	7,240,000	7,578,760
Oakland USD GO, 5.00% due 8/1/2022 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	2,240,000	2,632,426
Oakland USD GO, 5.00% due 8/1/2023 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,290,000	1,547,084
Oakland USD GO, 5.00% due 8/1/2024 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,500,000	1,831,455
Oakland USD GO, 5.00% due 8/1/2025 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,750,000	2,167,777
Palo Alto USD GO, 0.00% due 8/1/2019	AAA/Aaa	1,000,000	979,160
Palomar Community College District GO, 0.01% due 8/1/2021	AA/Aa1	2,560,000	2,416,026
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,594,033

Annual Report  |  11

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	A/A3	$2,920,000	$2,815,493
	Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	A/A3	1,600,000	1,471,392
	Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/Aa3	3,265,000	3,725,691
	San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,393,200
	San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,402,870
	San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,254,960
	San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	10,000,000	11,219,900
	San Francisco Building Authority, 5.00% due 12/1/2018 (San Francisco Civic Center Complex)	A+/A1	13,130,000	13,755,644
	San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	7,149,624
	Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	A/A3	2,017,500	2,099,653
	Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	A/A3	2,017,500	2,092,289
a	Santa Ana USD GO, 0.00% due 8/1/2019 (Insured: Natl-Re)	A+/A3	3,425,000	3,349,342
	Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	A+/A3	7,000,000	6,014,680
	South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,130,000	5,243,629
	Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/Aa3	2,000,000	2,013,300
	State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	3,105,000	3,202,528
	State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	895,000	923,112
	State of California GO, 4.75% due 4/1/2018 (Various Purposes)	AA-/Aa3	1,250,000	1,274,313
	State of California GO, 5.00% due 9/1/2020 (Various Purposes)	AA-/Aa3	10,000,000	11,120,400
	State of California GO, 5.00% due 9/1/2021 (Various Purposes)	AA-/Aa3	5,000,000	5,722,950
	State of California GO, 5.00% due 8/1/2026 (Various Purposes)	AA-/Aa3	17,850,000	22,129,002
	State of California GO, 5.00% due 8/1/2027 (Various Purposes)	AA-/Aa3	12,445,000	15,321,662
	Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,021,520
	Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,103,160
	Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 pre-refunded 9/1/2018 (Tustin Redevelopment)	NR/NR	1,010,000	1,058,682
	Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 pre-refunded 9/1/2018 (Tustin Redevelopment)	NR/NR	1,050,000	1,100,610
	West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities; Insured: AGM)	AA/Aa3	4,000,000	3,679,240
	West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	NR/NR	6,135,000	6,868,194
	COLORADO — 1.00%
	City & County of Denver, 5.00% due 11/15/2017 (Airport System Capital Improvements; Insured: Natl-Re)	A+/A1	1,000,000	1,005,240
	City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa2	3,065,000	3,411,008
	City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa2	3,825,000	4,366,046
	City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa2	1,720,000	2,036,704
	City & County of Denver COP, 0.90% due 12/1/2029 put 10/2/2017 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	6,500,000	6,500,000
	City & County of Denver COP, 0.90% due 12/1/2029 put 10/2/2017 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	700,000	700,000
	City & County of Denver COP, 0.90% due 12/1/2031 put 10/2/2017 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	3,325,000	3,325,000
	City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	423,308
	City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	648,054
	City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,138,610
	City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,193,564
	City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,391,444
	City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,458,118
	Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II) (ETM)	AA-/Aa2	1,590,000	1,617,348
	Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	835,000	856,234
	Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	1,943,119
	Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,098,290
	Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM) (ETM)	AA/NR	2,225,000	2,376,166
	Colorado HFA, 5.00% due 5/15/2025 (Northern Colorado Medical Center)	A+/NR	565,000	675,452
	Colorado HFA, 5.00% due 5/15/2026 (Northern Colorado Medical Center)	A+/NR	740,000	890,834
	El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA/Aa2	1,000,000	1,097,390
	El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA/Aa2	1,330,000	1,567,312
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020	NR/Aa3	350,000	388,976
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,114,335
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2024	NR/Aa3	655,000	781,284

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM) (ETM)	AA/NR	$1,525,000	$1,535,843
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM) (ETM)	AA/NR	1,200,000	1,262,244
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM) (ETM)	AA/NR	1,000,000	1,092,550
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	853,120
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,796,165
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,034,186
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,016,589
Regional Transportation District COP, 5.50% due 6/1/2021 pre-refunded 6/1/2020	NR/NR	2,165,000	2,415,339
Regional Transportation District COP, 5.50% due 6/1/2021	A/Aa3	205,000	228,042
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,697,640
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,720,080
CONNECTICUT — 1.39%
City of Hartford GO, 5.00% due 10/1/2022 (Various Public Improvements; Insured: AGM)	AA/A2	1,765,000	1,972,935
City of Hartford GO, 5.00% due 7/1/2024 (Various Public Improvements; Insured: AGM)	AA/A2	800,000	906,040
City of Hartford GO, 5.00% due 7/1/2025 (Various Public Improvements; Insured: AGM)	AA/A2	1,020,000	1,154,171
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,125,698
Connecticut Housing Finance Authority, 0.91% due 11/15/2036 put 10/2/2017 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	1,755,000	1,755,000
State of Connecticut GO, 1.80% due 9/15/2019 (Various Capital Projects)	A+/A1	1,000,000	1,001,920
State of Connecticut GO, 5.00% due 9/1/2023 (Educational Facilities)	A+/A1	5,550,000	6,415,023
State of Connecticut GO, 5.00% due 5/15/2024 (Various Capital Projects)	A+/A1	20,000,000	23,283,800
State of Connecticut GO, 5.00% due 6/15/2024 (Educational Facilities)	A+/A1	19,385,000	22,594,574
State of Connecticut GO, 5.00% due 8/15/2024 (Various Capital Projects)	A+/A1	1,845,000	2,114,407
State of Connecticut GO, 5.00% due 5/15/2025 (Various Capital Projects)	A+/A1	12,500,000	14,655,125
State of Connecticut GO, 5.00% due 6/15/2025 (Educational Facilities)	A+/A1	11,015,000	12,920,595
State of Connecticut GO, 5.00% due 5/15/2026 (Various Capital Projects)	A+/A1	7,000,000	8,259,230
State of Connecticut GO Floating Rate Note, 1.65% due 9/15/2018 (Various Capital Projects)	A+/A1	725,000	726,486
DELAWARE — 0.03%
Delaware Transportation Authority, 5.00% due 7/1/2020 (Transportation System)	AA+/Aa2	500,000	552,630
Delaware Transportation Authority, 5.00% due 7/1/2022 (Transportation System)	AA+/Aa2	1,440,000	1,677,686
DISTRICT OF COLUMBIA — 0.18%
District of Columbia, 5.00% due 4/1/2018 (National Public Radio) (ETM)	NR/NR	750,000	765,473
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	A+/A2	995,000	1,014,920
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	A+/A2	805,000	850,136
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	A+/A2	1,890,000	2,058,909
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,167,350
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,332,725
FLORIDA — 6.79%
Alachua County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,822,144
Alachua County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,605,950
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	500,090
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,000,230
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	3,500,000	3,627,470
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	437,423
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	519,600
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,005,856
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,076,320
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,793,979
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,220,240
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A+/Aa3	4,000,000	4,534,400
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	4,580,000	5,302,816
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	3,000,000	3,545,130
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,000,000	2,363,420
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	2,000,000	2,397,620
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	4,000,000	4,795,240
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	5,000,000	6,052,700
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	7,000,000	8,473,780
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	A+/Aa3	2,195,000	2,209,399
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A+/Aa3	3,360,000	3,824,621
City of Gainesville, 0.88% due 10/1/2026 put 10/2/2017 (Utilities System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA-/Aa3	17,510,000	17,510,000

Annual Report  |  13

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of Gainesville, 0.91% due 10/1/2026 put 10/2/2017 (Utilities System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA-/Aa3	$26,225,000	$26,225,000
	City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,000,230
	City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,091,864
	City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	538,675
	City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,112,160
	City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,313,038
	City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,106,634
	City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,385,750
	City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,066,345
	City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,884,043
	City of Lakeland, 5.00% due 11/15/2025 (Lakeland Regional Health Systems)	NR/A2	1,945,000	2,317,565
	City of Lakeland, 5.00% due 11/15/2026 (Lakeland Regional Health Systems)	NR/A2	1,925,000	2,315,775
	City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	A/A2	1,970,000	1,988,695
	City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,300,723
	City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,761,325
	City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	857,563
	City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,129,200
	City of Orlando, 5.00% due 11/1/2023 (Senior Tourist Development; Insured: AGM)	AA/NR	645,000	757,004
	City of Orlando, 5.00% due 11/1/2024 (Senior Tourist Development; Insured: AGM)	AA/NR	1,785,000	2,122,062
a	City of Orlando, 5.00% due 11/1/2027 (Senior Tourist Development; Insured: AGM)	AA/NR	1,100,000	1,340,185
	City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,221,391
	Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University) (ETM)	A-/Baa1	2,630,000	2,687,176
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	A-/NR	1,225,000	1,291,983
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	A-/Baa1	1,035,000	1,089,596
	Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University) (ETM)	A-/Baa1	1,705,000	1,818,962
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	A-/Baa1	1,190,000	1,289,282
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	A-/NR	620,000	707,234
	Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,368,654
	Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,634,013
	Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,894,888
	Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA/Aa2	3,200,000	3,216,896
	Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA/Aa2	3,000,000	3,238,590
	Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,390,609
	Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	4,772,716
	Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,168,584
	Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,572,179
	Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,626,232
	Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,493,553
	Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	3,200,000	3,286,592
	JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AAA/Aa2	1,500,000	1,560,270
	JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,652,391
	JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,415,028
	JEA, 0.90% due 10/1/2038 put 10/2/2017 (Water and Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa2	16,755,000	16,755,000
	Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,515,268
	Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	1,000,000	1,178,410
	Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	2,000,000	2,388,480
	Manatee County, 4.00% due 10/1/2017 (Public Utilities Improvements)	NR/Aa2	1,000,000	1,000,180
	Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,494,440
	Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,166,303
	Manatee County, 5.00% due 10/1/2024 (Public Utilities Improvements)	NR/Aa2	500,000	602,580
	Manatee County, 5.00% due 10/1/2025 (Public Utilities Improvements)	NR/Aa2	470,000	565,363
	Manatee County School District, 5.00% due 10/1/2025 (School Facilities Improvements; Insured: AGM)	AA/NR	900,000	1,087,353
	Manatee County School District, 5.00% due 10/1/2027 (School Facilities Improvements; Insured: AGM)	AA/NR	2,000,000	2,438,180
	Marion County School Board COP, 5.00% due 6/1/2018 (Insured: BAM)	AA/A2	2,500,000	2,563,025
	Marion County School Board COP, 5.00% due 6/1/2019 (Insured: BAM)	AA/A2	2,635,000	2,793,759
	Marion County School Board COP, 5.00% due 6/1/2020 (Insured: BAM)	AA/A2	2,760,000	3,007,738
a	Marion County School Board COP, 5.00% due 6/1/2021 (Insured: BAM)	AA/A2	2,505,000	2,799,914
	Marion County School Board COP, 5.00% due 6/1/2024 (Insured: BAM)	AA/A2	3,065,000	3,590,280
	Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	2,886,834
	Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,103,569
	Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,111,953
	Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,129,150

14  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	$2,435,000	$2,434,854
	Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	5,304,925
	Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	2,088,191
	Miami-Dade County, 5.00% due 7/1/2023 (Transit System)	AA/A1	1,000,000	1,170,630
	Miami-Dade County, 5.00% due 7/1/2024 (Transit System)	AA/A1	5,565,000	6,599,533
	Miami-Dade County, 5.00% due 7/1/2025 (Transit System)	AA/A1	3,650,000	4,377,883
	Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	2,951,275
	Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,015,986
	Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A/A2	2,000,000	2,371,800
	Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A/A2	2,000,000	2,353,860
	Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,203,094
	Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A+/A1	3,405,000	3,914,763
a	Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A+/A1	4,130,000	4,820,164
	Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A+/A1	8,000,000	9,465,680
	Miami-Dade County School Board COP, 5.00% due 5/1/2025 (Educational Facilities Improvements)	A+/A1	15,000,000	17,959,650
	Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A+/A1	2,425,000	2,836,644
	Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	1,980,455
	Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	6,529,704
	Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	A/A2	1,540,000	1,675,043
	Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,484,573
	Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,070,910
	Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,874,382
	Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,386,461
	Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,114,865
	Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,817,570
	Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,730,792
	Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,440,364
	Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB+/NR	600,000	658,278
	Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa3	800,000	826,816
	Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities)	NR/Aa3	940,000	990,243
	Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa3	1,090,000	1,206,641
	Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities)	NR/Aa3	3,835,000	4,215,125
	Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,660,000	1,929,551
	Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,000,000	1,162,380
	Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	3,500,000	4,143,650
	Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	1,000,000	1,183,900
	Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	3,595,000	4,321,370
	Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	1,275,000	1,532,614
	Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	AA/Aa3	3,100,000	3,340,188
	Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	AA/Aa3	3,125,000	3,300,937
	Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	AA/Aa3	1,420,000	1,635,840
	Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,375,000	10,623,896
	Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,225,000	4,326,358
	Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	400,092
	Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	784,634
	Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,360,428
	Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	721,781
	Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	AA-/Aa3	1,940,000	2,288,696
	Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	881,835
	Reedy Creek Improvement District GO, 5.00% due 6/1/2021 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	500,000	565,865
	Reedy Creek Improvement District GO, 5.00% due 6/1/2023 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	860,000	1,014,576
	Reedy Creek Improvement District GO, 5.00% due 6/1/2024 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	850,000	1,020,714
	Reedy Creek Improvement District GO, 5.00% due 6/1/2025 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	2,000,000	2,427,280
	South Florida Water Management District COP, 5.00% due 10/1/2017 (Everglades Restoration Plan)	AA/Aa3	2,750,000	2,750,632
	South Florida Water Management District COP, 5.00% due 10/1/2018 (Everglades Restoration Plan)	AA/Aa3	2,500,000	2,598,125
	South Florida Water Management District COP, 5.00% due 10/1/2019 (Everglades Restoration Plan)	AA/Aa3	1,500,000	1,612,155
	South Florida Water Management District COP, 5.00% due 10/1/2020 (Everglades Restoration Plan)	AA/Aa3	1,780,000	1,971,831
	South Florida Water Management District COP, 5.00% due 10/1/2021 (Everglades Restoration Plan)	AA/Aa3	1,750,000	1,990,520
	South Florida Water Management District COP, 5.00% due 10/1/2022 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,318,280
	South Lake County Hospital District, 5.00% due 10/1/2025	NR/A2	4,140,000	4,489,126
	Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program; Insured: AGM)	AA/Aa3	5,000,000	5,673,550
	Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,644,750
	Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,312,720

Annual Report  |  15

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	$2,100,000	$2,473,275
	Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,020,665
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	5,616,291
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,006,120
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,233,310
	University of North Florida Foundation, Inc., 0.92% due 5/1/2028 put 10/2/2017 (Parking Facility; LOC: Wachovia Bank, N.A.) (daily demand notes)	AA-/NR	500,000	500,000
	Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM) (ETM)	AA/A2	1,030,000	1,031,452
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM) (ETM)	AA/A2	2,075,000	2,162,316
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM) (ETM)	AA/A2	2,350,000	2,538,799
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	700,000	823,592
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	650,000	774,781
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	400,000	475,264
	Volusia County School Board COP, 5.00% due 8/1/2024 (University High School, River Springs Middle School)	NR/Aa3	1,000,000	1,193,540
	GEORGIA — 1.41%
	Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	426,384
	Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	424,459
	Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2022 (UGAREF Central Precinct, LLC)	NR/Aa2	800,000	923,016
	Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2023 (UGAREF Central Precinct, LLC)	NR/Aa2	470,000	552,259
	Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Central Precinct, LLC)	NR/Aa2	520,000	619,887
	Athens-Clarke County Unified Government Development Authority, 0.90% due 7/1/2035 put 10/2/2017 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	2,550,000	2,550,000
	City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa2	4,745,000	4,762,794
	City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	2,100,000	2,121,672
	City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,301,527
a	City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa2	5,650,000	6,220,085
	City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	6,000,000	6,512,760
	City of Atlanta, 5.00% due 1/1/2020 (BeltLine Project)	NR/A2	410,000	442,460
	City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,459,750
	City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	7,000,000	7,585,130
	City of Atlanta, 5.00% due 1/1/2021 (BeltLine Project)	NR/A2	175,000	189,263
	City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,005,034
	City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa2	2,500,000	2,867,125
	City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,171,910
	City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	AA-/Aa3	1,000,000	1,163,570
	City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa2	1,130,000	1,349,005
	City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	AA-/Aa3	1,350,000	1,609,753
	City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,213,150
	City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	1,645,000	1,964,739
	City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	2,500,000	2,997,425
	City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,222,170
	Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A-/A3	6,000,000	6,053,280
	Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,236,322
	Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA/Aa2	8,400,000	8,430,744
	Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA/Aa2	6,600,000	7,106,286
	Hospital Authority of Gwinnett County, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,313,700
	LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.) (ETM)	A+/Aa2	550,000	566,934
	Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	BBB+/Baa1	5,000,000	5,086,850
	Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	120,000	121,673
	Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,708,065
	GUAM — 0.57%
	Government of Guam, 5.25% due 12/1/2017 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,015,360
	Government of Guam, 5.50% due 12/1/2018 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	3,000,000	3,158,820
	Government of Guam, 5.00% due 1/1/2019 (Economic Development)	A/NR	680,000	705,840
	Government of Guam, 5.00% due 11/15/2019 (Various Capital Projects)	A/NR	1,000,000	1,062,760
	Government of Guam, 5.50% due 12/1/2019 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,188,260
	Government of Guam, 5.00% due 11/15/2020 (Various Capital Projects)	A/NR	1,500,000	1,628,970
	Government of Guam, 5.00% due 11/15/2021 (Various Capital Projects)	A/NR	2,210,000	2,440,437
	Government of Guam, 5.00% due 11/15/2022 (Various Capital Projects)	A/NR	2,960,000	3,311,559
	Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	6,280,000	7,084,908

16  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Government of Guam, 5.00% due 11/15/2024 (Various Capital Projects)	A/NR	$4,500,000	$5,103,675
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Baa2	300,000	324,996
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Baa2	1,050,000	1,186,227
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Baa2	645,000	739,892
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,068,890
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,646,055
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,247,381
HAWAII — 1.65%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvements)	NR/Aa1	3,620,000	3,911,482
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvements)	NR/Aa1	8,265,000	9,221,508
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvements)	NR/Aa1	2,770,000	3,176,774
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements) (ETM)	NR/Aa1	1,750,000	2,055,393
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements)	NR/Aa1	6,695,000	7,845,937
City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2025 (Rail Transit Project)	NR/Aa1	5,250,000	5,251,575
City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2026 (Rail Transit Project)	NR/Aa1	7,000,000	7,002,100
City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2028 (Rail Transit Project)	NR/Aa1	4,825,000	4,826,447
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	1,500,000	1,712,760
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	2,165,000	2,472,084
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,250,000	1,459,413
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,000,000	1,167,530
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	800,000	951,928
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,500,000	1,784,865
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,189,910
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,189,910
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,189,910
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	2,000,000	2,420,500
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,430,000	1,730,658
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,515,000	1,833,529
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	2,000,000	2,447,920
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	1,255,000	1,536,070
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	500,000	612,250
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	1,500,000	1,836,750
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	2,085,000	2,553,082
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA+/Aa1	12,000,000	12,045,120
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA+/Aa1	20,000,000	20,870,000
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement) (ETM)	NR/NR	1,545,000	1,675,645
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement) (ETM)	NR/NR	60,000	65,060
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA+/Aa1	1,395,000	1,511,748
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA+/Aa1	2,500,000	2,797,125
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA+/Aa1	3,000,000	3,447,960
State of Hawaii GO, 5.00% due 12/1/2022 pre-refunded 12/1/2021 (Hawaiian Home Lands Settlement)	NR/NR	3,060,000	3,524,569
State of Hawaii GO, 5.00% due 12/1/2022 pre-refunded 12/1/2021 (Hawaiian Home Lands Settlement)	AA+/Aa1	940,000	1,082,711
IDAHO — 0.71%
Idaho HFA, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,168,190
Idaho HFA, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,200,000	2,619,364
Idaho HFA, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,206,280
Regents of the University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	12,890,000	14,419,914
State of Idaho GO, 4.00% due 6/29/2018 (Cash Flow Management)	SP-1+/Mig1	30,760,000	31,454,253
ILLINOIS — 6.63%
Board of Education of the City of Chicago GO, 0.00% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	11,107,320
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2020 (Housing & Auxiliary Facilities; Insured: Natl-re)	A/A3	1,000,000	1,083,770
Chicago Midway International Airport, 5.00% due 1/1/2022	A/A3	800,000	914,288
Chicago Midway International Airport, 5.00% due 1/1/2023	A/A3	1,900,000	2,219,124
Chicago Midway International Airport, 5.00% due 1/1/2024	A/A3	1,000,000	1,186,540
Chicago O’Hare International Airport, 5.00% due 1/1/2018 (2016 Airport Projects)	A/NR	6,750,000	6,819,862
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2016 Airport Projects)	A/NR	8,500,000	8,916,500
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	3,000,000	3,147,000
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	2,350,000	2,549,726
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	3,000,000	3,351,630
Chicago O’Hare International Airport, 5.00% due 1/1/2022 pre-refunded 1/1/2021 (Capital Development Programs)	A/A2	5,835,000	6,536,775
Chicago O’Hare International Airport, 5.00% due 1/1/2027 (2016 Airport Projects)	A/NR	1,750,000	2,099,003
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,250,000	1,258,038

Annual Report  |  17

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	$1,420,000	$1,429,131
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	945,000	951,076
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan)	AA+/Ba1	1,150,000	1,160,316
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	1,745,000	1,796,827
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	820,000	844,354
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	2,730,000	2,866,445
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	815,000	855,734
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	530,000	568,160
Chicago Park District GO, 5.00% due 1/1/2021 (Capital Improvement Plan)	AA+/NR	2,840,000	3,123,205
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,485,000	1,667,120
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,940,000	2,177,922
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,605,000	1,831,979
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	3,215,000	3,669,665
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,675,000	1,911,879
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,305,000	1,512,456
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,340,000	1,553,020
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,760,000	2,039,787
Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	610,000	713,682
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	A/A3	1,500,000	1,639,995
Chicago Transit Authority, 5.00% due 12/1/2017 (Rail Car and Rail System Improvements)	AA/A3	1,165,000	1,172,433
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A+/A3	2,500,000	2,571,025
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A/Baa3	1,475,000	1,485,251
City of Chicago, 5.00% due 1/1/2018 (Wastewater Transmission System)	A/NR	2,500,000	2,523,725
City of Chicago, 5.00% due 1/1/2019 (Wastewater Transmission System)	A/NR	1,750,000	1,828,540
City of Chicago, 5.00% due 1/1/2020 (Project Fund; Insured: AGM)	AA/A2	1,320,000	1,333,504
City of Chicago, 5.00% due 1/1/2020 (Wastewater Transmission System)	A/NR	1,000,000	1,076,160
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,400,000	1,415,204
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	BB+/Ba1	1,410,000	1,505,372
City of Chicago, 5.00% due 1/1/2021 (Wastewater Transmission System)	A/NR	1,000,000	1,103,050
City of Chicago, 5.00% due 1/1/2022 (Wastewater Transmission System)	A/NR	2,000,000	2,251,380
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A/A3	6,215,000	7,258,871
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	BB+/Ba1	1,000,000	1,088,410
City of Chicago, 5.00% due 1/1/2023 (Wastewater Transmission System)	A/NR	3,000,000	3,430,680
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A/A3	16,060,000	18,599,407
City of Chicago, 5.00% due 1/1/2024 (Wastewater Transmission System)	A/NR	6,250,000	7,267,312
City of Chicago, 5.00% due 1/1/2024 (Project Fund)	AA/Ba1	5,510,000	5,798,889
City of Chicago, 5.00% due 1/1/2025 (Wastewater Transmission System)	A/NR	4,500,000	5,274,675
City of Chicago, 5.00% due 1/1/2026 (Project Fund)	AA/Ba1	6,030,000	6,297,551
City of Chicago, 5.00% due 1/1/2027 (Project Fund)	AA/Ba1	6,310,000	6,599,818
City of Chicago, 5.00% due 11/1/2027 (Water System Improvements)	A/NR	6,250,000	7,311,750
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	A/A3	1,000,000	1,028,670
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	570,000	572,428
City of Chicago School Reform Board of Trustees GO, 5.25% due 12/1/2017 (Insured: Natl-Re)	A/A3	4,100,000	4,119,229
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,057,600
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	847,101
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,761,950
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A/A2	500,000	502,495
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,070,605
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,096,320
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,350,131
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,134,450
Community College District No. 503 GO, 5.00% due 12/1/2021 (Black Hawk College; Insured: AGM)	AA/NR	3,365,000	3,823,649
Community College District No. 503 GO, 5.00% due 12/1/2023 (Black Hawk College; Insured: AGM)	AA/NR	4,155,000	4,885,823
Community College District No. 503 GO, 5.00% due 12/1/2024 (Black Hawk College; Insured: AGM)	AA/NR	3,415,000	4,058,967
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,457,248
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,063,212
Community High School District No. 127 GO, 7.375% due 2/1/2020 (Lake County-Grayslake Educational Facilities.; Insured: Syncora)	AA+/NR	1,000,000	1,134,900
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,077,480
Community Unit School District No. 302 GO, 0.00% due 2/1/2021 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re)	NR/Aa3	3,165,000	2,973,454
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County Educational Facilities)	AA-/Aa2	6,140,000	5,735,190

18  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Community Unit School District No. 5 GO, 5.00% due 4/15/2024 (Insured: BAM)	AA/Aa3	$450,000	$530,600
Community Unit School District No. 5 GO, 5.00% due 4/15/2025 (Insured: BAM)	AA/Aa3	600,000	715,734
Community Unit School District No. 5 GO, 5.00% due 4/15/2026 (Insured: BAM)	AA/Aa3	600,000	721,842
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	BBB/NR	1,220,000	1,320,699
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	BBB/NR	1,125,000	1,233,000
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	BBB/NR	1,250,000	1,393,563
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	BBB/NR	3,425,000	3,849,392
Cook County Community College District No. 508 GO, 5.00% due 12/1/2024 (City Colleges of Chicago)	BBB/NR	1,000,000	1,114,910
Cook County Community College District No. 508 GO, 5.25% due 12/1/2025 (City Colleges of Chicago)	BBB/NR	1,625,000	1,814,166
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	BBB/NR	1,690,000	1,877,066
Cook County School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	4,357,840
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA-/A2	3,690,000	3,944,352
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	925,000	984,357
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	3,590,000	3,830,458
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	2,000,000	2,188,800
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,000,000	2,156,660
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	5,000,000	5,588,750
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,105,000	2,352,864
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,000,000	1,088,970
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,500,000	1,705,905
Du Page County High School District No. 88, 3.00% due 1/15/2020 (Addison Trail and Willowbrook High Schools)	NR/Aa1	2,630,000	2,728,152
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA-/A2	1,500,000	1,633,710
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020	AAA/Aaa	500,000	555,340
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021	AAA/Aaa	1,425,000	1,623,260
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022	AAA/Aaa	900,000	1,043,226
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2023	AAA/Aaa	1,300,000	1,531,335
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2024	AAA/Aaa	5,000,000	5,973,850
Illinois DFA, 0.92% due 5/1/2031 put 10/2/2017 (Evanston Northwestern Healthcare Corp.; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	4,335,000	4,335,000
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,600,000	3,651,804
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,302,041
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	A/Aaa	1,000,000	1,003,720
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,005,070
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College) (ETM)	BBB+/NR	1,395,000	1,404,918
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA+/Aa2	1,000,000	1,023,700
Illinois Finance Authority, 5.00% due 4/1/2020 pre-refunded 4/1/2019 (Advocate Health Care)	AA+/Aa2	1,315,000	1,389,442
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	290,000	320,897
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	283,470
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,092,860
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	288,320
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA+/Aa2	565,000	663,948
Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,169,990
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA+/Aa2	800,000	955,064
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	575,000	679,731
Illinois Finance Authority, 5.00% due 8/1/2025 (Advocate Health Care)	AA+/Aa2	1,400,000	1,662,094
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,655,000	1,955,498
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA+/Aa2	1,250,000	1,354,375
Illinois Finance Authority, 0.90% due 8/15/2038 put 10/2/2017 (Northwestern Memorial Hospital; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	26,140,000	26,140,000
Illinois Finance Authority, 0.90% due 8/1/2043 put 10/2/2017 (University of Chicago Medical Center; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aa1	1,850,000	1,850,000
Illinois State Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,660,840
Illinois State Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	7,699,835
Illinois State Toll Highway Authority, 5.00% due 1/1/2025	AA-/Aa3	6,500,000	7,014,605
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	714,059
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,137,608
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	AA/NR	7,150,000	8,395,959
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	2,325,000	2,601,210
McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,395,100
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	BB+/NR	4,000,000	4,228,400
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	23,336,720
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,205,920
State of Illinois, 5.00% due 6/15/2021 pre-refunded 6/15/2019 (Build Illinois)	AA-/Baa3	9,945,000	10,611,613

Annual Report  |  19

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	State of Illinois, 5.00% due 6/15/2023 (Build Illinois)	AA-/NR	$5,825,000	$6,775,698
	State of Illinois, 5.00% due 6/15/2025 (Build Illinois)	AA-/NR	8,825,000	10,232,234
	State of Illinois, 6.00% due 6/15/2026 (Insured: BAM-TCRS National)	AA/Baa3	3,455,000	4,427,375
	State of Illinois GO, 5.00% due 4/1/2026 (Build Illinois)	BBB-/Baa3	5,000,000	5,012,400
	Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,089,000
	Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Cicero and Laramie Development Areas)	A+/NR	1,070,000	1,141,840
	Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,450,000	1,560,432
	Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,378,813
	Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,397,539
	University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/NR	955,000	978,321
	Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	A/A3	580,000	586,067
a	Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	691,300
	Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2023 (Capital Improvements; Insured: BAM)	AA/Aa2	8,050,000	9,314,172
	Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2024 (Capital Improvements; Insured: BAM)	AA/Aa2	4,580,000	5,378,111
	Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2025 (Capital Improvements; Insured: BAM)	AA/Aa2	8,495,000	10,100,555
	Will County Valley View Community Unit School District No. 365 GO, 0.00% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,319,012
	INDIANA — 1.64%
	Avon Community School Building Corp., 4.00% due 7/15/2018	AA+/NR	1,000,000	1,023,250
	Avon Community School Building Corp., 4.00% due 7/15/2019	AA+/NR	1,000,000	1,049,490
	Avon Community School Building Corp., 5.00% due 7/15/2021	AA+/NR	2,200,000	2,484,130
	Avon Community School Building Corp., 5.00% due 7/15/2022	AA+/NR	1,000,000	1,153,010
	Avon Community School Building Corp., 5.00% due 7/15/2023	AA+/NR	600,000	704,670
	Avon Community School Building Corp., 5.00% due 7/15/2024	AA+/NR	285,000	338,953
	Avon Community School Building Corp., 5.00% due 7/15/2025	AA+/NR	600,000	721,854
	Avon Community School Building Corp., 5.00% due 7/15/2026	AA+/NR	700,000	847,889
	Avon Community School Building Corp., 5.00% due 7/15/2027	AA+/NR	1,345,000	1,644,155
	Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,018,820
	Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,099,020
	City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,714,764
	City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,887,906
	City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 pre-refunded 1/15/2021 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	2,545,000	2,800,238
	City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,177,244
	Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,869,733
	Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,321,033
	Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,623,107
	Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	3,065,200
	Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (Educational Facilities; Insured: State Intercept)	AA+/NR	1,230,000	1,396,210
	Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (Educational Facilities; Insured: State Intercept)	AA+/NR	885,000	1,025,963
	Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (Educational Facilities; Insured: State Intercept)	AA+/NR	570,000	673,563
	Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (Educational Facilities; Insured: State Intercept)	AA+/NR	525,000	626,078
	Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,008,750
	Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,467,440
	Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	2,867,461
	Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,031,510
	Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,220,391
	Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,828,610
	Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	2,866,655
	Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,300,938
	Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,790,000	1,893,211
	Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,300,400
	Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA/Aa2	5,000,000	5,464,800
	Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	938,363
	Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,371,932
	Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA/Aa2	9,880,000	11,115,099
	Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,523,015

20  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	$2,320,000	$2,478,618
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	568,095
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA/Aa2	3,240,000	3,653,586
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	AA-/Aa3	1,135,000	1,306,907
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,409,838
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,178,890
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	598,135
Indiana Finance Authority, 0.91% due 2/1/2037 put 10/2/2017 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	4,100,000	4,100,000
Knox Middle School Building Corp., 0.00% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	A/A3	1,295,000	1,238,188
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,000,000	1,035,760
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,680,000	1,790,393
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,345,000	1,424,785
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,170,000	1,284,286
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,250,000	1,351,938
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,250,000	1,409,513
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,455,000	1,595,189
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A1	1,000,000	1,149,560
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,008,800
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,022,740
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,047,680
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,293,190
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,127,230
Whitko High School Building Corp., 4.00% due 7/15/2018 (School Corp. Capital Improvements) (State Aid Withholding)	AA+/NR	1,025,000	1,048,831
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,175,955
IOWA — 0.33%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,045,737
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,262,158
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,423,072
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,289,971
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/A1	1,405,000	1,424,825
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,004,931
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,356,800
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,750,957
KANSAS — 0.90%
Johnson County USD No. 512 GO, 4.00% due 10/1/2017 (Shawnee Mission School District)	NR/Aaa	6,700,000	6,701,206
Kansas DFA, 5.00% due 4/1/2020 (National Bio and Agro-Defense Facility)	A+/Aa3	6,980,000	7,600,173
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,618,020
Kansas DFA, 5.00% due 4/1/2021 (National Bio and Agro-Defense Facility)	A+/Aa3	5,075,000	5,684,051
Kansas DFA, 5.00% due 4/1/2022 (National Bio and Agro-Defense Facility)	A+/Aa3	2,730,000	3,121,127
Kansas DFA, 5.00% due 4/1/2023 (National Bio and Agro-Defense Facility)	A+/Aa3	8,110,000	9,450,745
Kansas DFA, 5.00% due 4/1/2024 (National Bio and Agro-Defense Facility)	A+/Aa3	9,275,000	10,805,560
Kansas DFA, 5.00% due 4/1/2025 (National Bio and Agro-Defense Facility)	A+/Aa3	7,280,000	8,426,746
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	2,000,000	2,315,460
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,178,980
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	717,372
Wyandotte County USD No. 500 GO, 5.00% due 9/1/2025 (General Improvement)	AA-/Aa2	3,300,000	3,978,084
Wyandotte County USD No. 500 GO, 5.00% due 9/1/2026 (General Improvement)	AA-/Aa2	2,375,000	2,890,945
KENTUCKY — 1.97%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/A1	10,000,000	11,292,200
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/A1	20,000,000	23,460,600
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2025 (Project No. 112)	A/A1	25,000,000	29,897,500
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/A1	20,000,000	23,919,200
Kentucky Economic DFA, 0.00% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	5,000,000	4,809,600
Kentucky Economic DFA, 0.00% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	9,600,000	9,011,712
Kentucky Economic DFA, 0.00% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	2,885,000	2,644,477
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	4,195,000	3,598,555
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A/A1	6,165,000	6,917,007
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2024 (Norton Healthcare, Inc.)	A-/NR	1,000,000	1,181,930
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2025 (Norton Healthcare, Inc.)	A-/NR	1,200,000	1,432,284
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2026 (Norton Healthcare, Inc.)	A-/NR	3,000,000	3,615,540
Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	A/A1	12,725,000	12,751,468

Annual Report  |  21

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Turnpike Authority of Kentucky, 5.00% due 7/1/2025 (Revitalization Projects)	AA-/Aa3	$2,435,000	$2,921,562
	Turnpike Authority of Kentucky, 5.00% due 7/1/2026 (Revitalization Projects)	AA-/Aa3	3,180,000	3,848,945
	LOUISIANA — 2.64%
	City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,086,458
	City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,503,200
	City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	AA-/A1	1,000,000	1,080,090
	City of New Orleans GO, 4.00% due 12/1/2017 (Public Improvements)	AA-/A3	750,000	753,975
	City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,136,696
	City of New Orleans GO, 4.00% due 12/1/2018 (Public Improvements)	AA-/A3	700,000	723,030
	City of New Orleans GO, 4.00% due 12/1/2019 (Public Improvements)	AA-/A3	750,000	793,223
	City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	AA-/A3	3,080,000	3,323,228
	City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	AA-/A3	3,250,000	3,606,200
	City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements)	AA-/A3	1,315,000	1,459,124
	City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/A3	5,700,000	6,485,175
	City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements)	AA-/A3	1,200,000	1,365,300
	City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	8,610,481
	City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,289,975
	City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,463,432
	City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	4,991,653
	City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,349,835
	Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,148,444
	Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,688,654
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	523,494
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,181,540
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	700,000	836,752
	Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,100,240
	Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	880,737
	Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,149,560
	Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,142,660
	Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,091,160
	Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,078,940
	Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,109,770
	Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,155,270
	Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,740,000	2,000,078
	Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	882,840
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,000,150
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium) (ETM)	A/NR	1,000,000	1,017,160
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,029,880
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities Project, Inc.)	A+/NR	2,655,000	2,745,190
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,055,590
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	A+/NR	1,310,000	1,385,102
	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	A+/NR	1,200,000	1,332,108
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2022 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	2,525,000	2,920,162
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2023 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	3,440,000	4,035,911
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2024 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	3,450,000	4,091,355
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2025 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	2,660,000	3,177,157
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2026 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	2,550,000	3,063,876
b	Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 10/1/2027 (LCTCS Act 391 Project; Insured: BAM)	AA/NR	4,390,000	5,321,207
	Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB+/NR	22,140,000	22,887,889
	Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/A1	2,945,000	3,377,090

22  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/A1	$5,000,000	$5,841,400
	Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/A1	2,500,000	2,558,100
	Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/A1	4,595,000	5,007,585
a	New Orleans Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	760,323
	New Orleans Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,079,570
	New Orleans Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,105,440
	New Orleans Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,231,223
	Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	623,078
	Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	471,714
	Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	596,993
	Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	4,969,008
	Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,231,296
	Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	1,005,000	1,056,446
	Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021 pre-refunded 9/1/2019	A+/NR	1,115,000	1,199,316
	Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	15,000,708
	Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A/A3	1,000,000	1,019,330
	Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A/A3	1,810,000	1,909,116
	Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A/A3	2,320,000	2,518,662
	MAINE — 0.08%
	Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,381,900
	Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,498,495
	Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,365,057
	Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,706,198
	MARYLAND — 0.43%
	County of Montgomery GO, 0.88% due 6/1/2026 put 10/2/2017 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	11,765,000	11,765,000
	Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	9,881,062
	Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	8,944,836
	MASSACHUSETTS — 1.79%
	Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	2,904,806
	Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	2,939,942
	Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,219,782
	Commonwealth of Massachusetts GO, 0.94% due 3/1/2026 put 10/2/2017 (SPA: Barclays Bank plc) (daily demand notes)	AA/Aa1	48,580,000	48,580,000
	Massachusetts Development Finance Agency, 3.00% due 7/1/2018 (Mount Auburn Hospital Health Records System)	A-/A3	1,000,000	1,014,320
	Massachusetts Development Finance Agency, 5.00% due 7/1/2022 (Mount Auburn Hospital Health Records System)	A-/A3	2,750,000	3,169,678
a	Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (Mount Auburn Hospital Health Records System)	A-/A3	4,000,000	4,687,280
	Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (CareGroup Healthcare)	A-/A3	2,500,000	2,929,550
	Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	701,701
	Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (Mount Auburn Hospital Health Records System)	A-/A3	6,050,000	7,183,044
	Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (CareGroup Healthcare)	A-/A3	3,020,000	3,585,586
	Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (Mount Auburn Hospital Health Records System)	A-/A3	2,465,000	2,960,465
	Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (CareGroup Healthcare)	A-/A3	2,500,000	2,994,625
	Massachusetts Development Finance Agency, 5.00% due 7/1/2026 (CareGroup Healthcare)	A-/A3	3,000,000	3,629,730
	Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB/Baa2	2,000,000	2,148,260
	Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	11,288,960
	Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,188,350
	Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa3	4,290,000	4,404,586
	Massachusetts Housing Finance Agency, 2.00% due 6/1/2019 (Low and Moderate Income Housing)	AA-/Aa3	11,915,000	11,986,133
	MICHIGAN — 3.09%
	Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	A+/Aa3	425,000	491,045
	Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	A+/Aa3	305,000	358,576
	Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	A+/Aa3	515,000	612,541
	Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	A+/Aa3	625,000	737,487
	Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	1,969,056
	Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,070,360
	City of Battle Creek GO, 5.00% due 5/1/2020 pre-refunded 5/01/2018 (Downtown Development; Insured: AMBAC)	NR/NR	2,240,000	2,293,760
	City of Battle Creek GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/NR	960,000	981,946
	County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	692,316
	County of Livingston GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,017,130
	County of Livingston GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,067,450
	County of Livingston GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,090,080

Annual Report  |  23

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	$1,520,000	$1,555,538
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,558,450
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,895,713
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 pre-refunded 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,300,000	1,427,933
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,050,000	1,145,833
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A3	800,000	845,912
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A3	900,000	1,002,969
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	500,000	511,900
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,223,462
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,332,923
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,449,455
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,567,734
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,164,950
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,461,846
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	2,968,225
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,325,170
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,201,890
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,430,640
Michigan Finance Authority, 5.00% due 11/15/2027 (Henry Ford Health System)	A/A3	1,000,000	1,193,210
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	36,292
Michigan State Building Authority, 5.50% due 10/15/2017 (ETM)	NR/NR	525,000	526,108
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program) (ETM)	NR/NR	165,000	165,348
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program)	A+/Aa2	3,460,000	3,467,128
Michigan State Building Authority, 5.00% due 4/15/2023 (Facilities Program)	A+/Aa2	1,000,000	1,176,540
Michigan State Building Authority, 5.00% due 4/15/2024 (Facilities Program)	A+/Aa2	1,000,000	1,195,330
Michigan State Building Authority, 5.00% due 4/15/2025 (Facilities Program)	A+/Aa2	1,555,000	1,876,543
Michigan State Building Authority, 5.00% due 4/15/2026 (Facilities Program)	A+/Aa2	750,000	911,362
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,507,860
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System) (ETM)	A/A3	1,530,000	1,539,211
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System) (ETM)	A/A3	3,500,000	3,677,660
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa3	2,000,000	2,113,180
Michigan State Hospital Finance Authority, 1.90% due 11/15/2047 (Ascension Health)	AA+/Aa2	2,900,000	2,921,837
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	2,000,000	2,003,660
Michigan Strategic Fund, 5.25% due 10/15/2019 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	2,550,000	2,663,908
Michigan Strategic Fund, 5.25% due 10/15/2020 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	4,025,000	4,204,797
Novi Community School District GO, 5.00% due 5/1/2018 (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF)	NR/Aa1	1,000,000	1,022,980
Novi Community School District GO, 5.00% due 5/1/2019 (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF)	NR/Aa1	800,000	847,440
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa1	1,500,000	1,525,695
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,043,610
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,092,810
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,324,584
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,827,600
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,454,322
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,348,880
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	445,000	457,424
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	350,000	373,607
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	570,000	621,346
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	535,000	591,849
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	625,000	699,925
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	2,200,000	2,405,766
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	4,000,000	4,487,840
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	3,000,000	3,431,490
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,313,630
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,460,223
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa2	1,000,000	1,124,950
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,113,480
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,144,190
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa2	3,000,000	3,503,430

24  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa2	$7,715,000	$9,164,417
State of Michigan, 5.00% due 3/15/2025 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	19,000,000	22,952,760
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,754,549
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,357,829
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,023,020
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,093,530
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,125,080
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	A/A2	1,000,000	1,007,110
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,437,206
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	13,697,570
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,844,244
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	4,976,502
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,527,146
Wayne State University, 5.00% due 11/15/2023	A+/Aa3	3,865,000	4,543,926
Wayne State University, 5.00% due 11/15/2024	A+/Aa3	4,840,000	5,756,696
Wayne State University, 5.00% due 11/15/2025	A+/Aa3	5,775,000	6,937,912
Wayne State University, 5.00% due 11/15/2026	A+/Aa3	3,000,000	3,605,520
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,514,700
MINNESOTA — 0.64%
City of Rochester, 4.00% due 11/15/2030 (Mayo Clinic)	AA/Aa2	1,450,000	1,497,734
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,178,588
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,710,222
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,626,701
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project) (ETM)	A/NR	1,255,000	1,272,294
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 pre-refunded 2/1/2019 (Gillette Children’s Specialty Healthcare Project)	A/NR	2,010,000	2,123,103
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,237,826
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,186,369
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,241,100
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	3,791,760
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	4,979,516
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,053,818
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,158,840
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	2,976,847
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,101,914
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,455,400
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2023 (HealthPartners)	A/A2	1,000,000	1,172,420
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2024 (HealthPartners)	A/A2	600,000	714,876
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2025 (HealthPartners)	A/A2	250,000	300,450
MISSISSIPPI — 0.25%
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,071,294
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,621,890
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,081,260
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,783,700
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,226,960
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,138,870
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,138,870
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,743,720
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,453,100
MISSOURI — 1.28%
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,287,427
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,325,969
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,438,106
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,887,165
City of St. Louis GO, 3.00% due 6/1/2018 (Cash Flow Management)	SP-1+/NR	4,500,000	4,563,000
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	502,695
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	529,330
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,101,220
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	720,993

Annual Report  |  25

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	$1,305,000	$1,352,045
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: Natl-Re)	AA/A1	1,000,000	1,021,100
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	9,331,241
Kansas City Municipal Assistance Corp., 0.00% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,541,343
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System)	A/NR	1,705,000	1,745,733
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,000,000	1,039,170
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,790,000	1,889,524
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,265,000	1,338,446
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,000,000	1,084,050
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System)	A/NR	2,465,000	2,648,470
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System)	A/NR	3,155,000	3,426,015
Missouri Development Finance Board, 0.90% due 12/1/2033 put 10/2/2017 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	9,015,000	9,015,000
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,060,860
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 pre-refunded 5/15/2019 (Children’s Mercy Hospital)	NR/NR	830,000	882,630
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	170,000	181,244
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 10/2/2017 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,700,000	1,700,000
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 10/2/2017 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	7,700,000	7,700,000
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 10/2/2017 (Washington University; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA+/Aa1	1,900,000	1,900,000
Missouri Health and Educational Facilities Authority, 0.90% due 3/1/2040 put 10/2/2017 (Washington University; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa1	600,000	600,000
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,138,295
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,106,440
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,713,792
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,188,766
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,093,234
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,680,181
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,700,640
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,224,681
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,621,882
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/Baa1	3,865,000	3,920,308
MONTANA — 0.18%
City of Forsyth, 0.92% due 1/1/2018 put 10/2/2017 (PacifiCorp; LOC: Bank of Nova Scotia) (daily demand notes)	A+/Aa3	13,250,000	13,250,000
NEBRASKA — 0.11%
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2022 (Nebraska Methodist Health System)	A-/NR	1,670,000	1,912,367
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2023 (Nebraska Methodist Health System)	A-/NR	1,905,000	2,216,791
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2024 (Nebraska Methodist Health System)	A-/NR	1,400,000	1,650,236
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2025 (Nebraska Methodist Health System)	A-/NR	2,005,000	2,385,028
NEVADA — 3.58%
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,063,110
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,091,470
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare)	BBB+/NR	2,450,000	2,785,062
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	NR/NR	720,000	747,043
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	3,280,000	3,395,489
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,157,955
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,026,460
Clark County School District GO, 5.00% due 6/15/2021 (Acquisition of Transportation & Technology Equipment)	AA-/A1	20,000,000	22,590,200
Clark County School District GO, 5.00% due 6/15/2021 (Acquisition of Transportation & Technology Equipment)	AA-/A1	21,405,000	24,177,161
Clark County School District GO, 5.00% due 6/15/2022 (Acquisition of Transportation & Technology Equipment)	AA-/A1	2,560,000	2,952,397
Clark County School District GO, 5.00% due 6/15/2022 (Acquisition of Transportation & Technology Equipment)	AA-/A1	27,150,000	31,311,552
Clark County School District GO, 5.00% due 6/15/2025 (School Facilities Improvements)	AA-/A1	15,685,000	18,977,438

26  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Clark County School District GO, 5.00% due 6/15/2026 (Acquisition of Transportation & Technology Equipment)	AA-/A1	$12,180,000	$14,837,554
	Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	6,601,592
	Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,144,660
	Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2023	A+/A1	800,000	936,504
a	Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2024	A+/A1	3,155,000	3,746,973
	Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2025	A+/A1	1,250,000	1,496,337
	Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2026	A+/A1	1,000,000	1,205,080
	Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA/Aa1	1,000,000	1,065,030
	Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	4,255,000	4,684,202
	Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	5,080,000	5,592,420
	Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA/Aa1	5,000,000	5,666,350
	Las Vegas Valley Water District GO, 5.00% due 6/1/2023	AA/Aa1	15,995,000	18,907,849
	Las Vegas Valley Water District GO, 5.00% due 6/1/2024	AA/Aa1	13,825,000	16,601,613
	Las Vegas Valley Water District GO, 5.00% due 6/1/2025	AA/Aa1	7,505,000	9,102,439
	Las Vegas Valley Water District GO, 5.00% due 12/1/2025	AA/Aa1	20,000,000	24,232,600
	Las Vegas Valley Water District GO, 5.00% due 6/1/2026	AA/Aa1	18,630,000	22,513,051
	Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,931,132
	Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,818,350
	NEW HAMPSHIRE — 0.43%
	New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,000,210
	New Hampshire Health and Education Facilities Authority, 0.89% due 7/1/2033 put 10/2/2017 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa3	5,295,000	5,295,000
	New Hampshire Health and Education Facilities Authority, 0.90% due 7/1/2033 put 10/2/2017 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa3	15,580,000	15,580,000
	New Hampshire Health and Education Facilities Authority, 0.90% due 7/1/2035 put 10/2/2017 (University System of New Hampshire; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA-/Aa3	885,000	885,000
	New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA+/Aa2	1,000,000	1,116,250
	New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA+/Aa2	2,770,000	3,267,575
	New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,312,457
	New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,085,670
	New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,407,067
	NEW JERSEY — 2.61%
	Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,046,100
	City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,650,000	2,845,782
	City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,805,000	3,075,486
	City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,530,000	2,920,025
	City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,455,000	2,889,388
	Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa1	5,000,000	6,174,500
	Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management)	A-/NR	2,000,000	2,003,120
	Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,065,000	4,065,854
	Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,000,000	2,069,620
	Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,390,000	4,681,189
	Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,020,000	2,248,563
	New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	5,525,000	5,920,038
	New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction) (ETM)	NR/NR	365,000	405,340
	New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	BBB+/Baa1	135,000	146,236
	New Jersey EDA, 5.75% due 9/1/2023 pre-refunded 3/1/2021 (School Facilities Construction)	NR/Baa1	4,955,000	5,712,322
	New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	BBB+/Baa1	550,000	604,472
	New Jersey EDA, 5.00% due 11/1/2024 (New Jersey Transit Corporation)	BBB+/Baa1	8,000,000	9,022,640
	New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	11,150,000	12,199,884
	New Jersey EDA, 5.00% due 11/1/2026 (New Jersey Transit Corporation)	BBB+/Baa1	8,000,000	9,066,800
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	AA-/NR	535,000	629,160
	New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	AA-/NR	1,000,000	1,181,690
	New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017 (Student Loans)	AA/Aaa	1,910,000	1,922,682
	New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aaa	3,000,000	3,122,850
	New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aaa	5,650,000	6,093,412
	New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,730,799
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System Improvements)	BBB+/Baa1	1,000,000	1,052,830
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	BBB+/Baa1	1,000,000	1,079,380
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	A+/Baa1	2,500,000	2,693,425
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System Improvements)	BBB+/Baa1	2,570,000	2,820,883

Annual Report  |  27

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System Improvements)	BBB+/Baa1	$2,000,000	$2,256,260
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	4,500,000	4,610,250
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,360,390
	New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System Improvements; Insured: AMBAC)	BBB+/Baa1	3,545,000	4,051,013
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	BBB+/Baa1	1,710,000	1,925,973
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	5,500,000	5,627,985
a	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,380,850
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2025 (State Transportation System Improvements)	A+/Baa1	500,000	566,030
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	30,285,000	34,200,850
	New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2028 (Federal Highway)	A+/Baa1	7,330,000	7,488,475
	New Jersey Transportation Trust Fund Authority, 2.08% due 6/15/2034 (State Transportation System Improvements)	BBB+/Baa1	4,000,000	3,963,520
	Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A3	1,210,000	1,271,456
	Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A3	2,000,000	2,185,660
	Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A3	4,250,000	4,800,120
	Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A3	4,500,000	5,221,350
	Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,300,478
	NEW MEXICO — 0.58%
	Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,463,691
	City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,692,381
	County of Los Alamos, 5.50% due 6/1/2018 (Public Facilities)	AA+/A1	1,205,000	1,240,885
	New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,224,300
	New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,333,060
	New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2024 (Presbyterian Healthcare Services)	AA/Aa3	1,030,000	1,235,485
	New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2025 (Presbyterian Healthcare Services)	AA/Aa3	750,000	907,440
	New Mexico Hospital Equipment Loan Council, 0.90% due 8/1/2034 put 10/2/2017 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa3	12,845,000	12,845,000
	New Mexico Hospital Equipment Loan Council, 0.90% due 8/1/2034 put 10/2/2017 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa3	800,000	800,000
	Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA-/A1	3,095,000	3,378,409
	Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA-/A1	1,845,000	2,070,108
	Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA-/A1	1,250,000	1,434,638
	Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2018 (State Aid Withholding)	NR/Aa2	3,940,000	4,037,515
	NEW YORK — 12.45%
	City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,684,448
	City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,256,760
	City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,376,354
	City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	8,860,701
	City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,418,920
	City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	7,726,340
	City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	23,324,800
	City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,248,588
	City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,498,720
	City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,334,893
	City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,460,460
	City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	48,658,149
	City of New York GO, 0.92% due 8/1/2038 put 10/2/2017 (City Budget Financial Management; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	5,800,000	5,800,000
	City of New York GO, 0.92% due 3/1/2040 put 10/2/2017 (Capital Projects) (daily demand notes)	AA/Aa2	11,100,000	11,100,000
	Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,120,300
	Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A1	12,955,000	14,478,638
	Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,241,120
	Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A1	24,325,000	27,896,153
	Metropolitan Transportation Authority, 5.00% due 11/15/2025	AA-/A1	10,480,000	12,782,561
	Metropolitan Transportation Authority, 5.00% due 11/15/2026	AA-/A1	21,400,000	26,377,854
	Metropolitan Transportation Authority, 5.00% due 11/15/2027	AA-/A1	12,640,000	15,575,261
	Metropolitan Transportation Authority, 5.00% due 11/15/2034	AA-/A1	550,000	597,724
	Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	A-/NR	1,425,000	1,462,506
	Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	A-/NR	1,030,000	1,095,271
	Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	A-/NR	2,000,000	2,307,280
	Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,260,000	1,283,058
	Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,715,000	1,884,356

28  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	$2,700,000	$2,844,990
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	10,909,700
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,853,514
New York City Municipal Water Finance Authority, 0.91% due 6/15/2035 put 10/2/2017 (Water & Sewer System; LOC: Citibank, N.A.) (daily demand notes)	AAA/Aa1	34,895,000	34,895,000
New York City Municipal Water Finance Authority, 0.92% due 6/15/2043 put 10/2/2017 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	24,500,000	24,500,000
New York City Municipal Water Finance Authority, 0.91% due 6/15/2044 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa1	19,795,000	19,795,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	14,500,000	14,500,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	12,975,000	12,975,000
New York City Municipal Water Finance Authority, 0.92% due 6/15/2050 put 10/2/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	12,900,000	12,900,000
New York City Municipal Water Finance Authority, 0.92% due 6/15/2050 put 10/2/2017 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	76,550,000	76,550,000
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	4,865,000	4,922,504
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,564,635
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	12,235,446
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	3,075,000	3,207,502
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,715,883
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	13,273,320
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,086,180
New York City Transitional Finance Authority, 0.93% due 11/1/2022 put 10/2/2017 (WTC Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	15,750,000	15,750,000
New York City Transitional Finance Authority, 0.93% due 8/1/2031 put 10/2/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	3,700,000	3,700,000
New York City Transitional Finance Authority, 0.92% due 11/1/2036 put 10/2/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	24,450,000	24,450,000
New York City Transitional Finance Authority, 0.91% due 8/1/2039 put 10/2/2017 (City Capital Projects; SPA: State Street Bank & Trust Co.) (daily demand notes)	AAA/Aa1	15,545,000	15,545,000
New York City Transitional Finance Authority, 0.91% due 8/1/2039 put 10/2/2017 (City Capital Projects; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	2,500,000	2,500,000
New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 10/2/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	600,000	600,000
New York City Transitional Finance Authority, 0.92% due 2/1/2045 put 10/2/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	46,110,000	46,110,000
New York City Trust for Cultural Resources, 5.00% due 12/1/2026 (Lincoln Center for the Performing Arts, Inc.)	A+/A2	2,500,000	3,089,775
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,371,238
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,830,912
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	331,624
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,450,758
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,621,380
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,600,575
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	646,039
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,263,527
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,708,424
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	2,850,966
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	65,224,200
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,095,730
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,099,240
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,338,161
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,113,410
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,087,964
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,391,762
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	507,456
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,430,462
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	854,655

Annual Report  |  29

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	$1,100,000	$1,258,807
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	349,938
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,103,426
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	2,978,550
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,301,020
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,418,720
New York State Dormitory Authority, 0.92% due 7/1/2033 put 10/2/2017 (University of Rochester; LOC: HSBC Bank USA, N.A.) (daily demand notes)	AAA/Aa1	4,900,000	4,900,000
New York State Housing Finance Agency, 0.92% due 11/1/2046 put 10/2/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	16,750,000	16,750,000
New York State Housing Finance Agency, 0.92% due 11/1/2046 put 10/2/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	38,980,000	38,980,000
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge)	A-/A3	5,000,000	5,301,350
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,168,120
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,793,025
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,436,590
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,190,450
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	20,623,917
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,410,780
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	A-/Baa1	5,000,000	5,477,650
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	A-/Baa1	5,000,000	5,622,950
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	A-/Baa1	5,000,000	5,597,800
Triborough Bridge & Tunnel Authority, 4.00% due 11/15/2017 (MTA Bridges & Tunnels)	AA-/Aa3	750,000	753,075
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	5,903,547
Triborough Bridge & Tunnel Authority, 0.90% due 1/1/2032 put 10/2/2017 (MTA Bridges & Tunnels; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa1	850,000	850,000
Triborough Bridge & Tunnel Authority, 0.90% due 1/1/2033 put 10/2/2017 (MTA Bridges & Tunnels; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa1	1,045,000	1,045,000
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	4,000,000	4,262,480
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A2	1,000,000	1,167,680
NORTH CAROLINA — 2.99%
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	622,200
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,681,943
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	933,438
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,634,192
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,337,124
Charlotte-Mecklenburg Hospital Authority, 0.89% due 1/15/2037 put 10/2/2017 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	55,240,000	55,240,000
Charlotte-Mecklenburg Hospital Authority, 0.89% due 1/15/2038 put 10/2/2017 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	25,530,000	25,530,000
City of Charlotte COP, 5.00% due 12/1/2020 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,000,000	1,116,530
City of Charlotte COP, 5.00% due 12/1/2021 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,100,000	1,261,359
City of Charlotte COP, 5.00% due 12/1/2022 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,405,000	2,815,798
City of Charlotte COP, 5.00% due 12/1/2023 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,145,000	2,555,145
City of Charlotte COP, 5.00% due 12/1/2025 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,290,000	2,801,792
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa1	1,000,000	1,158,820
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa1	750,000	884,805
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa1	600,000	720,924
County of Catawba, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,000,170
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA/Aa3	425,000	433,402
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA/Aa3	500,000	523,540
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA/Aa3	765,000	818,856
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA/Aa3	1,225,000	1,381,273
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA/Aa3	490,000	541,749
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA/Aa3	700,000	814,576
County of Mecklenburg GO, 5.00% due 12/1/2018 (County Debt Restructuring)	AAA/Aaa	3,015,000	3,156,856
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	552,330
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,206,933
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	566,635
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,245,172
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	646,338
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	470,064

30  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC) (ETM)	NR/NR	$7,500,000	$7,599,075
	North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC) (ETM)	AA+/Aa1	5,965,000	6,043,619
	North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 pre-refunded 1/1/2018 (Insured: AGM)	AA/A3	3,105,000	3,139,434
	North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021 (ETM)	NR/NR	5,000,000	5,618,400
	North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022 (ETM)	NR/NR	4,715,000	5,424,325
	North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric) (ETM)	NR/NR	3,250,000	3,276,293
	North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	11,750,000	11,841,650
	North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric) (ETM)	NR/NR	1,220,000	1,281,195
	North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	3,280,000	3,440,294
	North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	945,000	1,005,215
	North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	605,000	643,272
	North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	280,000	304,452
	North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	720,000	781,531
	North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,104,850
	State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	25,543,290
	University of North Carolina at Chapel Hill, 0.90% due 2/15/2031 put 10/2/2017 (University of North Carolina Hospitals; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA/Aa3	19,175,000	19,175,000
	Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	857,991
	Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,071,810
	NORTH DAKOTA — 0.04%
	County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,596,614
	OHIO — 3.48%
	Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,136,020
	American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	5,500,000	5,587,010
	American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A2	5,595,000	5,907,033
	American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,027,180
	American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,454,206
	American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,146,440
	Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,241,961
	City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,704,546
	City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,824,703
	City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA+/A1	500,000	514,690
	City of Cleveland, 5.00% due 5/15/2019 (Police & Fire Pension Payment)	AA+/A1	1,750,000	1,859,287
	City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA+/A1	600,000	633,864
	City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA+/A1	520,000	549,349
	City of Cleveland, 5.00% due 5/15/2020 (Police & Fire Pension Payment)	AA+/A1	1,605,000	1,760,653
	City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA+/A1	510,000	565,921
	City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA+/A1	545,000	604,759
	City of Cleveland, 5.00% due 5/15/2021 (Police & Fire Pension Payment)	AA+/A1	750,000	845,820
	City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA+/A1	570,000	649,059
	City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA+/A1	905,000	1,050,433
	City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA+/A1	600,000	696,420
	City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA+/A1	1,030,000	1,198,364
	City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA+/A1	1,155,000	1,362,334
	City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA+/A1	630,000	743,091
	City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A3	2,000,000	2,177,500
	City of Cleveland GO, 2.00% due 12/1/2018 (City Capital Projects)	AA+/A1	700,000	707,791
a	City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA+/A1	1,260,000	1,367,831
	City of Cleveland GO, 3.00% due 12/1/2020 (Municipal Street System Improvements)	AA+/A1	675,000	710,930
	City of Cleveland GO, 3.00% due 12/1/2021 (Municipal Street System Improvements)	AA+/A1	2,305,000	2,443,323
	City of Cleveland GO, 4.00% due 12/1/2022 (Municipal Street System Improvements)	AA+/A1	3,330,000	3,721,608
	City of Cleveland GO, 4.00% due 12/1/2023 (Municipal Street System Improvements)	AA+/A1	3,395,000	3,835,569
	City of Cleveland GO, 5.00% due 12/1/2024 (Municipal Street System Improvements)	AA+/A1	3,730,000	4,494,090
	City of Cleveland GO, 5.00% due 12/1/2025 (Municipal Street System Improvements)	AA+/A1	3,555,000	4,298,884
	City of Cleveland GO, 5.00% due 12/1/2026 (Municipal Street System Improvements)	AA+/A1	3,610,000	4,323,336
	City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,227,593
	City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,445,094
	City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,234,060
	City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,296,000
	City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,817,855
	City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,076,620
	Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,115,472
a	Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,298,166

Annual Report  |  31

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	$1,000,000	$1,062,740
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	767,599
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,126,800
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,286,560
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,147,260
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,453,966
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/A1	2,585,000	2,795,522
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/A1	9,725,000	11,317,371
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/A1	5,645,000	6,666,689
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/A1	11,515,000	13,601,173
County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,900,000	1,988,236
County of Hamilton, 5.00% due 12/1/2019	AA-/A1	3,000,000	3,250,290
County of Hamilton, 5.00% due 12/1/2020	AA-/A1	1,200,000	1,341,360
County of Hamilton, 5.00% due 12/1/2022	AA-/A1	2,250,000	2,633,400
County of Hamilton, 5.00% due 12/1/2023	AA-/A1	2,200,000	2,623,632
County of Hamilton, 5.00% due 12/1/2024	AA-/A1	3,200,000	3,869,632
County of Hamilton, 5.00% due 12/1/2025	AA-/A1	3,400,000	4,140,078
County of Hamilton, 5.00% due 12/1/2026	AA-/A1	3,000,000	3,679,950
County of Montgomery, 0.90% due 11/15/2045 put 10/2/2017 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	18,025,000	18,025,000
County of Montgomery, 0.90% due 11/15/2045 put 10/2/2017 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	17,220,000	17,220,000
County of Scioto, 5.00% due 2/15/2022	NR/A2	1,110,000	1,264,024
County of Scioto, 5.00% due 2/15/2023	NR/A2	2,020,000	2,339,221
County of Scioto, 5.00% due 2/15/2024	NR/A2	1,640,000	1,931,330
County of Scioto, 5.00% due 2/15/2025	NR/A2	1,695,000	2,015,609
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,006,000
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aa1	1,000,000	1,141,450
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aa1	500,000	581,620
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aa1	1,000,000	1,195,240
Kent State University, 5.00% due 5/1/2020 pre-refunded 5/1/2019 (Insured: AGC)	AA/Aa3	915,000	973,597
Kent State University, 5.00% due 5/1/2020 (Insured: AGC)	AA/Aa3	85,000	90,244
Ohio Higher Educational Facility Commission, 0.82% due 1/1/2039 put 10/2/2017 (Cleveland Clinic Health System) (daily demand notes)	AA/Aa2	770,000	770,000
Ohio Higher Educational Facility Commission, 0.90% due 1/1/2039 put 10/2/2017 (Cleveland Clinic Health System) (daily demand notes)	AA/Aa2	3,320,000	3,320,000
Ohio Higher Educational Facility Commission, 0.90% due 1/1/2043 put 10/2/2017 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA/Aa2	630,000	630,000
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,834,334
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,701,725
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,035,940
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,063,060
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,247,418
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,117,800
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,117,800
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,869,525
State of Ohio, 5.00% due 12/15/2024 (Major New Street Infrastructure Project)	AA/Aa2	2,000,000	2,416,900
State of Ohio, 5.00% due 12/15/2025 (Major New Street Infrastructure Project)	AA/Aa2	3,000,000	3,661,980
State of Ohio, 5.00% due 12/15/2026 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,225,740
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,506,236
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,449,970
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,487,415
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,594,425
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,695,361
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,800,895
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,864,934
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,929,744
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,802,306
OKLAHOMA — 0.59%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,482,488
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	2,926,559
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,547,579
Cleveland County Educational Facilities Authority, 5.00% due 6/1/2023 (Moore Public Schools)	A+/NR	5,355,000	6,259,299

32  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2023 (State Highway Capital Improvement)	AA-/NR	$325,000	$383,273
	Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2024 (State Highway Capital Improvement)	AA-/NR	800,000	957,368
	Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	256,290
	Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,190,850
	Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,196,160
	Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	NR/NR	500,000	517,665
	Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,158,560
	Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	1,500,000	1,767,060
	Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,464,083
	Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,204,750
	Oklahoma Turnpike Authority, 0.90% due 1/1/2028 put 10/2/2017 (Oklahoma Turnpike System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	1,125,000	1,125,000
	Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	4,210,000	4,381,052
	Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,724,385
	Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	9,762,012
	OREGON — 0.50%
	Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,117,380
	Polk County Dallas School District No. 2 GO, 0% due 6/15/2019 (Capital Improvements)	AA+/NR	515,000	501,960
	Polk County Dallas School District No. 2 GO, 0% due 6/15/2021 (Capital Improvements)	AA+/NR	1,475,000	1,385,453
b	State of Oregon GO, 5.00% due 9/28/2018 (Cash Management)	NR/NR	31,500,000	32,727,555
	PENNSYLVANIA — 5.08%
	Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	1,888,815
	Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A/A2	250,000	271,278
	Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A/A2	300,000	347,229
	Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A/A2	500,000	589,160
	Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A/A2	1,145,000	1,363,489
	Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/A1	5,915,000	6,063,526
	Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/A1	3,310,000	3,403,872
	Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/A1	3,100,000	3,211,755
	Allegheny County Sanitary Authority, 4.00% due 12/1/2018 (2015 Capital Project)	A/A1	650,000	672,081
	Allegheny County Sanitary Authority, 5.00% due 12/1/2023 (2015 Capital Project)	A/A1	14,500,000	17,087,235
	Allegheny County Sanitary Authority, 5.00% due 12/1/2024 (2015 Capital Project)	A/A1	4,650,000	5,543,916
	Allegheny County Sanitary Authority, 5.00% due 12/1/2025 (2015 Capital Project; Insured: BAM)	AA/A1	1,000,000	1,205,990
	Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,414,606
	Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,624,882
	Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,703,798
	City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works) (ETM)	A/A3	400,000	400,096
	City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works) (ETM)	AA/A2	1,395,000	1,437,952
	City of Philadelphia, 2.00% due 8/1/2018 (Philadelphia Gas Works)	NR/NR	4,765,000	4,804,931
	City of Philadelphia, 5.00% due 10/1/2020 (Pennsylvania Gas Works)	A/A3	1,500,000	1,663,065
	City of Philadelphia, 5.00% due 8/1/2023 (Pennsylvania Gas Works)	A/A3	3,750,000	4,415,812
	City of Philadelphia, 5.00% due 8/1/2024 (Pennsylvania Gas Works)	A/A3	4,000,000	4,769,200
	City of Philadelphia, 5.00% due 10/1/2024 (Water and Wastewater System)	A+/A1	3,385,000	4,066,536
	City of Philadelphia, 5.00% due 10/1/2024 (Pennsylvania Gas Works)	A/A3	1,000,000	1,193,750
	City of Philadelphia, 5.00% due 8/1/2025 (Pennsylvania Gas Works)	A/A3	1,900,000	2,283,629
	City of Philadelphia, 5.00% due 10/1/2025 (Water and Wastewater System)	A+/A1	4,430,000	5,367,609
	City of Philadelphia, 5.00% due 10/1/2026 (Water and Wastewater System)	A+/A1	2,070,000	2,531,237
	City of Philadelphia GO, 5.00% due 8/1/2025 (Insured: AGM)	AA/A2	7,965,000	9,561,505
	City of Philadelphia GO, 5.00% due 8/1/2025	A+/A2	10,710,000	12,676,249
	City of Philadelphia GO, 5.00% due 8/1/2026 (Insured: AGM)	AA/A2	14,715,000	17,831,343
	City of Philadelphia GO, 5.00% due 8/1/2026	A+/A2	14,420,000	17,158,791
	City of Philadelphia GO, 5.00% due 8/1/2027 (Insured: AGM)	AA/A2	6,005,000	7,331,504
	City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,267,882
	Commonwealth of Pennsylvania GO, 5.00% due 8/15/2023 (Capital Facilities)	A+/Aa3	19,125,000	22,293,247
	Commonwealth of Pennsylvania GO, 5.00% due 8/15/2024 (Capital Facilities)	A+/Aa3	15,500,000	18,328,130
	Commonwealth of Pennsylvania GO, 5.00% due 8/15/2025 (Capital Facilities)	A+/Aa3	14,825,000	17,681,036
	Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	444,553
	Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	653,454
	Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,308,962
	Geisinger Authority, 0.88% due 6/1/2041 put 10/2/2017 (Geisinger Health System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA/Aa2	1,800,000	1,800,000
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 2/15/2021 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	2,865,000	2,865,000

Annual Report  |  33

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 7/1/2022 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	$800,000	$800,000
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 7/1/2025 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	3,300,000	3,300,000
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 7/1/2041 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	7,070,000	7,070,000
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 7/1/2041 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	1,700,000	1,700,000
	Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	867,163
	Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,147,045
	Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,126,086
	Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,770,000	5,627,312
	Luzerne County GO, 5.00% due 11/15/2021 (Insured: AGM)	AA/NR	2,680,000	2,996,696
	Luzerne County GO, 5.00% due 11/15/2022 (Insured: AGM)	AA/NR	2,560,000	2,904,755
	Luzerne County GO, 5.00% due 11/15/2023 (Insured: AGM)	AA/NR	2,600,000	2,985,424
	Luzerne County GO, 5.00% due 11/15/2024 (Insured: AGM)	AA/NR	4,000,000	4,639,560
	Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/A1	2,400,000	2,690,592
	Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/A1	1,250,000	1,435,412
	Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A+/NR	3,000,000	3,444,510
	Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	543,935
	Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,305,491
	Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,318,478
	Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,862,507
b	Pennsylvania Economic Development Financing Authority, 5.00% due 11/15/2026	A+/A1	2,310,000	2,819,701
	Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/A1	5,600,000	5,949,216
	Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/A1	5,100,000	5,597,403
	Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	2,075,000	2,178,667
	Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,190,648
	Pennsylvania Higher Educational Facilities Authority, 0.90% due 5/1/2030 put 10/2/2017 (Drexel University; LOC: TD Bank, N.A.) (daily demand notes)	NR/Aa3	12,500,000	12,500,000
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2022	NR/A1	500,000	580,385
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2023	NR/A1	550,000	650,084
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2024	NR/A1	1,675,000	2,007,889
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2025	NR/A1	1,000,000	1,207,710
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2026	NR/A1	2,000,000	2,435,200
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2027	NR/A1	1,000,000	1,225,480
	Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School) (ETM)	BBB/NR	325,000	345,160
	Philadelphia Municipal Authority, 5.00% due 4/1/2021 (Juvenile Justice Services Center)	A+/A2	830,000	926,139
	Philadelphia Municipal Authority, 5.00% due 4/1/2022 (Juvenile Justice Services Center)	A+/A2	895,000	1,019,987
	Philadelphia Municipal Authority, 5.00% due 4/1/2023 (Juvenile Justice Services Center)	A+/A2	1,210,000	1,400,418
	Philadelphia Municipal Authority, 5.00% due 4/1/2024 (Juvenile Justice Services Center)	A+/A2	1,550,000	1,819,948
	Philadelphia Municipal Authority, 5.00% due 4/1/2025 (Juvenile Justice Services Center)	A+/A2	1,325,000	1,561,870
	Philadelphia Municipal Authority, 5.00% due 4/1/2026 (Juvenile Justice Services Center)	A+/A2	675,000	799,477
	Philadelphia Municipal Authority, 5.00% due 4/1/2027 (Juvenile Justice Services Center)	A+/A2	1,365,000	1,625,114
	Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	18,410,000	19,503,370
	Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	4,210,000	4,460,032
	Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	NR/A2	2,265,000	2,472,655
	Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	2,954,020
	Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,636,420
	Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,808,449
	Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	759,462
	Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	409,418
	Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	414,667
	Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,264,997
	Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,560,109
	Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,756,220
	Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,612,913
	Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,749,987
	Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	550,163
	Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,207,184
	Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	629,219
	Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,201,246

34  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
RHODE ISLAND — 1.56%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	$870,000	$904,730
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,347,088
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,447,030
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,288,740
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,668,831
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,838,578
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,035,306
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/A1	7,310,000	7,747,869
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,432,764
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	830,655
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island)	A+/A1	355,000	393,177
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2022 (University of Rhode Island)	A+/A1	465,000	539,488
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,650,866
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2025 (University of Rhode Island)	A+/A1	500,000	604,205
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	645,168
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School)	AA-/Aa3	1,575,000	1,693,566
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,525,123
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School)	AA-/Aa3	1,405,000	1,558,398
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,277,820
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School)	AA-/Aa3	3,540,000	4,031,741
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation)	AA-/Aa3	2,020,000	2,294,336
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,436,651
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School)	AA-/Aa3	3,620,000	4,200,322
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,770,900
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School)	AA-/Aa3	1,705,000	2,012,923
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology)	AA-/Aa3	3,010,000	3,607,214
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,384,700
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,257,295
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,299,432
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	18,798,311
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,104,180
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,364,381
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,119,230
SOUTH CAROLINA — 0.47%
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2019 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,055,900
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2021 (Waterworks & Sewer System)	AA/Aa1	750,000	844,380
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2022 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,153,860
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2023 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,177,730
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2024 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,200,990
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2025 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,215,880
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	550,000	610,550
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	1,000,000	1,137,610
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,384,480
Charleston County, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,119,166
Charleston County, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	2,930,377
City of Charleston Public Facilities Corp., 5.00% due 9/1/2019 (City of Charleston Project)	AA+/Aa1	390,000	418,302
City of Charleston Public Facilities Corp., 5.00% due 9/1/2020 (City of Charleston Project)	AA+/Aa1	700,000	772,814
City of Charleston Public Facilities Corp., 5.00% due 9/1/2021 (City of Charleston Project)	AA+/Aa1	460,000	520,904
City of Charleston Public Facilities Corp., 5.00% due 9/1/2022 (City of Charleston Project)	AA+/Aa1	425,000	491,164
City of Charleston Public Facilities Corp., 5.00% due 9/1/2023 (City of Charleston Project)	AA+/Aa1	345,000	405,617
City of Charleston Public Facilities Corp., 5.00% due 9/1/2025 (City of Charleston Project)	AA+/Aa1	930,000	1,119,348
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	710,163
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,143,250
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,056,120
SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,060,902
SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	579,245
SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	1,000,000	1,175,830
SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,202,738
SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,186,930
South Carolina Public Service Authority, 5.00% due 12/1/2026	A+/A1	1,000,000	1,179,980
South Carolina Public Service Authority, 5.00% due 12/1/2027	A+/A1	580,000	668,438

Annual Report  |  35

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
SOUTH DAKOTA — 0.26%
South Dakota Building Authority, 5.00% due 6/1/2022	AA+/Aa1	$500,000	$579,105
South Dakota Building Authority, 5.00% due 6/1/2024	AA+/Aa1	1,000,000	1,173,070
South Dakota Health & Educational Facilities Authority, 3.00% due 11/1/2017 (Sanford Health)	A+/A1	450,000	450,891
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,324,785
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health) (ETM)	NR/A1	1,275,000	1,322,455
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health) (ETM)	NR/A1	1,000,000	1,037,220
South Dakota Health & Educational Facilities Authority, 4.00% due 11/1/2018 (Sanford Health)	A+/A1	800,000	825,208
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,543,578
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health) (ETM)	NR/A1	1,000,000	1,111,130
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,887,200
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2021 (Sanford Health)	A+/A1	350,000	398,745
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2022 (Sanford Health)	A+/A1	1,070,000	1,241,596
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	400,000	479,904
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2025 (Sanford Health)	A+/A1	965,000	1,166,830
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa2	1,055,000	1,057,933
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa2	1,165,000	1,201,849
TENNESSEE — 0.49%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,414,180
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2024	AA/Aa2	7,000,000	8,415,820
State of Tennessee GO, 4.00% due 8/1/2018	AAA/Aaa	2,000,000	2,051,400
State of Tennessee GO, 5.00% due 8/1/2018	AAA/Aaa	2,000,000	2,068,060
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	3,000,000	3,218,340
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	2,000,000	2,145,560
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,218,180
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,218,180
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BBB+/A3	5,000,000	5,189,350
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BBB+/A3	1,190,000	1,313,867
TEXAS — 11.99%
Austin Convention Enterprises, Inc., 5.00% due 1/1/2021 (Convention Center Hotel First Tier)	BBB+/NR	500,000	553,200
Austin Convention Enterprises, Inc., 5.00% due 1/1/2022 (Convention Center Hotel First Tier)	BBB+/NR	300,000	338,886
Austin Convention Enterprises, Inc., 5.00% due 1/1/2023 (Convention Center Hotel First Tier)	BBB+/NR	500,000	574,195
Austin Convention Enterprises, Inc., 5.00% due 1/1/2024 (Convention Center Hotel First Tier)	BBB+/NR	500,000	582,655
Austin Convention Enterprises, Inc., 5.00% due 1/1/2025 (Convention Center Hotel First Tier)	BBB+/NR	500,000	588,260
Austin Convention Enterprises, Inc., 5.00% due 1/1/2026 (Convention Center Hotel First Tier)	BBB+/NR	600,000	709,770
Austin Convention Enterprises, Inc., 5.00% due 1/1/2027 (Convention Center Hotel First Tier)	BBB+/NR	780,000	931,663
Bexar County Hospital District GO, 5.00% due 2/15/2022 (University Health System)	AA+/Aa1	1,250,000	1,426,787
Bexar County Hospital District GO, 5.00% due 2/15/2023 (University Health System)	AA+/Aa1	1,250,000	1,452,400
Bexar County Hospital District GO, 5.00% due 2/15/2024 (University Health System)	AA+/Aa1	1,500,000	1,769,415
Bexar County Hospital District GO, 5.00% due 2/15/2025 (University Health System)	AA+/Aa1	2,355,000	2,812,836
Bexar County Hospital District GO, 5.00% due 2/15/2026 (University Health System)	AA+/Aa1	1,500,000	1,809,060
Bexar County Hospital District GO, 5.00% due 2/15/2027 (University Health System)	AA+/Aa1	1,500,000	1,795,305
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,392,797
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A1	3,000,000	3,451,350
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,021,850
City of Austin, 5.00% due 11/15/2025 (Water and Wastewater System)	AA/Aa2	2,485,000	3,049,244
City of Austin, 5.00% due 11/15/2026 (Water and Wastewater System)	AA/Aa2	3,330,000	4,126,736
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	5,870,300
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	2,925,450
City of Beaumont GO, 5.00% due 3/1/2022	AA-/Aa2	1,000,000	1,144,610
City of Beaumont GO, 5.00% due 3/1/2023	AA-/Aa2	1,000,000	1,166,400
City of Beaumont GO, 5.00% due 3/1/2024	AA-/Aa2	1,500,000	1,781,385
City of Beaumont GO, 5.00% due 3/1/2025	AA-/Aa2	3,060,000	3,673,622
City of Beaumont GO, 5.00% due 3/1/2026	AA-/Aa2	1,930,000	2,338,504
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,655,130
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,300,000	1,498,185
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,751,724
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,792,811
City of Bryan, 5.00% due 7/1/2019 (Electric System Improvements)	A+/A2	8,000,000	8,025,840
City of Bryan, 5.00% due 7/1/2026 (Electric System Improvements)	A+/NR	535,000	648,249
City of Dallas GO, 5.00% due 2/15/2021 (Trinity River Corridor Infrastructure)	AA-/A1	1,965,000	2,185,846

36  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Dallas GO, 5.00% due 2/15/2022	AA-/A1	$13,955,000	$15,836,134
City of Dallas GO, 5.00% due 2/15/2022 (Public Improvements)	AA-/A1	2,500,000	2,837,000
City of Dallas GO, 5.00% due 2/15/2023	AA-/A1	5,000,000	5,694,650
City of Dallas GO, 5.00% due 2/15/2024 (Trinity River Corridor Infrastructure)	AA-/A1	2,705,000	3,171,180
City of Dallas GO, 5.00% due 2/15/2024 (Trinity River Corridor Infrastructure)	AA-/A1	10,235,000	11,924,389
City of Dallas GO, 5.00% due 2/15/2025 (Trinity River Corridor Infrastructure)	AA-/A1	9,350,000	10,950,626
City of Dallas GO, 5.00% due 2/15/2025 (Public Improvements)	AA-/NR	3,000,000	3,538,650
City of Dallas GO, 5.00% due 2/15/2026 (Trinity River Corridor Infrastructure)	AA-/A1	8,585,000	9,982,981
City of Denton GO, 5.00% due 2/15/2019	AA+/Aa2	3,990,000	4,206,817
City of Denton GO, 5.00% due 2/15/2020	AA+/Aa2	4,195,000	4,417,629
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,029,630
City of Houston, 0% due 9/1/2020 (Convention & Entertainment Facilities; Insured: AGM/AMBAC)	AA/A2	3,650,000	3,460,090
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	715,650
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,689,030
City of Houston, 5.00% due 11/15/2021 (Combined Utility System)	NR/Aa2	5,455,000	6,257,649
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,468,540
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	685,278
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	7,535,000	8,809,545
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	NR/Aa2	7,110,000	8,331,782
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,236,699
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	5,947,900
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	NR/Aa2	7,400,000	8,826,572
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	8,695,505
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,426,896
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,039,300
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	4,000,000	4,360,760
City of Houston GO, 5.00% due 3/1/2025 (Public Improvements)	AA/Aa3	23,570,000	28,422,592
City of Houston GO, 5.00% due 3/1/2026 (Public Improvements)	AA/Aa3	10,455,000	12,712,653
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	671,034
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,284,220
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,745,700
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	354,324
City of Laredo GO, 4.00% due 2/15/2018 (City Infrastructure Improvements)	AA/Aa2	175,000	177,002
City of Laredo GO, 4.00% due 2/15/2018 (Acquire & Purchase Personal Property)	AA/Aa2	675,000	682,722
City of Laredo GO, 4.00% due 2/15/2019 (City Infrastructure Improvements)	AA/Aa2	65,000	67,590
City of Laredo GO, 4.00% due 2/15/2019 (Acquire & Purchase Personal Property)	AA/Aa2	305,000	317,154
City of Laredo GO, 4.00% due 2/15/2020 (City Infrastructure Improvements)	AA/Aa2	110,000	117,258
City of Laredo GO, 5.00% due 2/15/2020 (Acquire & Purchase Personal Property)	AA/Aa2	735,000	800,680
City of Laredo GO, 5.00% due 2/15/2021 (City Infrastructure Improvements)	AA/Aa2	125,000	140,279
City of Laredo GO, 5.00% due 2/15/2021 (Acquire & Purchase Personal Property)	AA/Aa2	775,000	869,728
City of Laredo GO, 5.00% due 2/15/2022 (City Infrastructure Improvements)	AA/Aa2	150,000	172,473
City of Laredo GO, 5.00% due 2/15/2022 (Acquire & Purchase Personal Property)	AA/Aa2	810,000	931,354
City of Laredo GO, 5.00% due 2/15/2023 (City Infrastructure Improvements)	AA/Aa2	275,000	322,471
City of Laredo GO, 5.00% due 2/15/2023 (Acquire & Purchase Personal Property)	AA/Aa2	855,000	1,002,590
City of Laredo GO, 5.00% due 2/15/2024 (City Infrastructure Improvements)	AA/Aa2	445,000	531,953
City of Laredo GO, 5.00% due 2/15/2024 (Acquire & Purchase Personal Property)	AA/Aa2	900,000	1,075,860
City of Laredo GO, 5.00% due 2/15/2025 (City Infrastructure Improvements)	AA/Aa2	380,000	459,678
City of Laredo GO, 5.00% due 2/15/2025 (Acquire & Purchase Personal Property)	AA/Aa2	945,000	1,143,148
City of Laredo GO, 5.00% due 2/15/2026 (City Infrastructure Improvements)	AA/Aa2	1,000,000	1,223,000
City of Laredo GO, 5.00% due 2/15/2026 (Acquire & Purchase Personal Property)	AA/Aa2	995,000	1,216,885
City of Laredo GO, 5.00% due 2/15/2027 (City Infrastructure Improvements)	AA/Aa2	500,000	606,575
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,325,000	2,532,762
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,000,000	2,178,720
City of Lubbock GO, 5.00% due 2/15/2021 (Waterworks System)	AA+/Aa2	7,490,000	8,400,185
City of Lubbock GO, 5.00% due 2/15/2022 (Waterworks System)	AA+/Aa2	2,895,000	3,327,397
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	500,000	586,590
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	4,180,000	4,903,892
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,460,000	5,334,472
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,440,000	5,310,551
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	7,735,000	9,350,996
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	5,725,000	6,921,067
City of McAllen, 5.00% due 3/1/2024 (International Toll Bridge System; Insured: AGM)	AA/NR	1,000,000	1,180,410
City of McAllen, 5.00% due 3/1/2025 (International Toll Bridge System; Insured: AGM)	AA/NR	890,000	1,063,630

Annual Report  |  37

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of McAllen, 5.00% due 3/1/2027 (International Toll Bridge System; Insured: AGM)	AA/NR	$1,125,000	$1,345,298
	City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word)	NR/A3	3,620,000	3,995,973
	City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word)	NR/A3	1,000,000	1,128,960
	City of San Antonio, 5.00% due 5/15/2023 (San Antonio Water System)	AA/Aa2	1,500,000	1,768,050
	City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,523,480
	City of San Antonio, 5.00% due 5/15/2024 (San Antonio Water System)	AA/Aa2	1,500,000	1,799,070
	City of San Antonio, 5.00% due 5/15/2025 (San Antonio Water System)	AA/Aa2	1,000,000	1,212,190
	City of San Antonio, 5.00% due 5/15/2026 (San Antonio Water System)	AA/Aa2	1,200,000	1,467,540
a	City of San Antonio, 3.00% due 12/1/2045 put 12/1/2020 (CPS Energy)	AA-/Aa2	36,000,000	37,730,880
	City of San Antonio GO, 5.00% due 2/1/2023 (San Antonio Water System)	AAA/Aaa	13,880,000	16,317,050
	City of San Antonio GO, 5.00% due 2/1/2024 (San Antonio Water System)	AAA/Aaa	14,595,000	17,503,783
	City of San Antonio GO, 5.00% due 2/1/2025 (San Antonio Water System)	AAA/Aaa	15,340,000	18,628,436
	City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,677,244
	City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A1	4,000,000	4,679,080
	Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB+/NR	325,000	335,660
	Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB+/NR	445,000	474,668
	Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB+/NR	1,100,000	1,230,911
	Corpus Christi Business and Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	698,300
	Dallas Area Rapid Transit, 5.00% due 12/1/2026	AA+/Aa2	2,245,000	2,729,606
	Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A-/Baa1	5,240,000	5,225,695
	Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A-/Baa1	5,200,000	5,433,376
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2019	A/A2	1,050,000	1,103,424
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2020	A/A2	1,050,000	1,139,177
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2021	A/A2	3,000,000	3,342,180
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2022	A/A2	2,430,000	2,764,149
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2023	A/A2	510,000	590,631
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2024	A/A2	950,000	1,118,682
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2025	A/A2	2,920,000	3,475,618
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	A/A2	5,625,000	6,803,156
	Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	3,975,000	4,544,617
	Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,120,540
	Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,424,590
	Guadalupe-Blanco River Authority, 5.625% due 10/1/2017 (AEP Texas Central Co.)	A-/Baa1	5,000,000	5,001,300
	Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	800,136
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,077,040
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,209,320
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,887,542
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2023 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	500,000	587,580
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2024 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	350,000	416,427
	Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2025 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	1,000,000	1,202,460
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	2,365,000	2,465,962
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,078,160
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	233,098
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	473,420
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,603,240
	Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2025 (Memorial Hermann Health)	A+/A1	2,845,000	3,375,251
	Harris County Cultural Education Facilities Finance Corp., 0.90% due 9/1/2031 put 10/2/2017 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,845,000	2,845,000
	Harris County Cultural Education Facilities Finance Corp., 0.90% due 9/1/2031 put 10/2/2017 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	9,515,000	9,515,000
	Harris County Cultural Education Facilities Finance Corp., 0.90% due 9/1/2031 put 10/2/2017 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	14,220,000	14,220,000
	Harris County GO, 5.00% due 10/1/2017 (Texas Permanent Improvement)	AAA/Aaa	3,500,000	3,500,805
	Harris County GO, 5.00% due 10/1/2018 (Texas Permanent Improvement)	AAA/Aaa	3,000,000	3,120,540
	Harris County GO, 5.00% due 10/1/2019 (Texas Permanent Improvement)	AAA/Aaa	700,000	754,726
	Harris County GO, 5.00% due 10/1/2020 (Texas Permanent Improvement)	AAA/Aaa	500,000	556,940
	Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Health; LOC: JPMorgan Chase Bank, N.A.)	NR/NR	1,245,000	1,331,615
	Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,316,013
	Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,975,000	11,872,444
	Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,550,495

38  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Hays County GO, 5.00% due 2/15/2022	AA/NR	$750,000	$862,365
Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,762,305
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,557,491
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	606,375
Houston Higher Education Finance Corp., 5.00% due 8/15/2019 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,020,000	1,092,196
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.) (ETM)	BBB/NR	1,160,000	1,250,898
Houston Higher Education Finance Corp., 5.00% due 8/15/2021 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	300,000	339,804
Houston Higher Education Finance Corp., 5.00% due 8/15/2022 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,185,000	1,369,481
Katy ISD GO, 5.00% due 2/15/2023 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	1,500,000	1,767,285
Katy ISD GO, 5.00% due 2/15/2024 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,385,000	2,868,988
Katy ISD GO, 5.00% due 2/15/2025 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,830,000	3,453,590
Katy ISD GO, 5.00% due 2/15/2026 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,955,000	3,647,209
Keller ISD GO, 5.00% due 8/15/2023	AAA/Aaa	1,715,000	2,033,613
Keller ISD GO, 5.00% due 8/15/2024	AAA/Aaa	3,250,000	3,933,150
Keller ISD GO, 5.00% due 8/15/2025	AAA/Aaa	7,140,000	8,740,074
Keller ISD GO, 5.00% due 8/15/2026	AAA/Aaa	8,425,000	10,265,104
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	939,180
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,494,844
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	753,617
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	714,768
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	848,848
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	63,787
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,214,820
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2019	AA+/Aa2	2,960,000	3,198,339
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2020	AA+/Aa2	1,565,000	1,745,116
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2021	AA+/Aa2	1,000,000	1,144,270
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2022	AA+/Aa2	1,750,000	2,043,370
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2023	AA+/Aa2	1,125,000	1,337,299
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2024	AA+/Aa2	1,140,000	1,375,399
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2025	AA+/Aa2	1,220,000	1,487,131
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2026	AA+/Aa2	1,000,000	1,230,410
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2027	AA+/Aa2	1,120,000	1,369,110
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,006,497
North East ISD GO, 2.00% due 8/1/2044 put 8/1/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	10,265,000	10,404,707
North Harris County Regional Water Authority, 5.00% due 12/15/2020 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,116,090
North Harris County Regional Water Authority, 5.00% due 12/15/2021 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,144,760
North Harris County Regional Water Authority, 5.00% due 12/15/2023 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,184,340
North Harris County Regional Water Authority, 5.00% due 12/15/2025 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	2,000,000	2,424,560
North Harris County Regional Water Authority, 5.00% due 12/15/2026 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,490,000	1,822,911
North Texas Tollway Authority, 5.00% due 1/1/2024	A/A1	12,000,000	14,261,880
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,085,000	2,103,640
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	9,155,000	9,447,502
Round Rock ISD GO, 5.00% due 8/1/2018 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,075,000	1,111,367
Round Rock ISD GO, 5.00% due 8/1/2019 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,500,000	1,607,325
Round Rock ISD GO, 5.00% due 8/1/2020 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,107,260
Round Rock ISD GO, 5.00% due 8/1/2021 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,000,000	2,279,400
Round Rock ISD GO, 5.00% due 8/1/2022 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	670,000	781,093
Round Rock ISD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,305,000	2,787,874
Round Rock ISD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,223,480
Round Rock ISD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,575,000	1,911,325
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,000,220
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,620,000	2,806,701
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,770,000	1,948,097
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,011,999
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB+/NR	860,000	901,271
State of Texas, 4.00% due 8/30/2018 (Cash Flow Management)	SP-1+/Mig1	94,120,000	96,677,239
Tarrant Regional Water District, 2.00% due 3/1/2020	AAA/NR	800,000	816,776
Tarrant Regional Water District, 5.00% due 3/1/2021	AAA/NR	1,000,000	1,125,840

Annual Report  |  39

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Tarrant Regional Water District, 5.00% due 3/1/2022	AAA/NR	$650,000	$750,009
Tarrant Regional Water District, 5.00% due 3/1/2023	AAA/NR	700,000	824,411
Tarrant Regional Water District, 5.00% due 3/1/2024	AAA/NR	1,000,000	1,200,990
Tarrant Regional Water District, 5.00% due 3/1/2025	AAA/NR	1,500,000	1,823,820
Tarrant Regional Water District, 5.00% due 3/1/2026	AAA/NR	2,000,000	2,459,520
Tarrant Regional Water District, 5.00% due 3/1/2027	AAA/NR	2,000,000	2,426,120
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	454,732
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	843,486
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,172,590
Texas Transportation Commission GO, 5.00% due 4/1/2022 (Highway Improvements)	AAA/Aaa	2,880,000	3,335,328
Texas Transportation Commission GO, 5.00% due 4/1/2023 (Highway Improvements)	AAA/Aaa	3,500,000	4,139,485
Texas Transportation Commission GO, 5.00% due 4/1/2024 (Highway Improvements)	AAA/Aaa	4,000,000	4,826,840
University of Texas System, 5.00% due 8/15/2025 (Campus Improvements)	AAA/Aaa	7,000,000	8,599,570
University of Texas System, 5.00% due 8/15/2026 (Campus Improvements)	AAA/Aaa	3,750,000	4,656,712
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	1,930,981
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,071,172
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	550,680
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	481,165
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	597,298
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	883,440
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,157,398
U.S. VIRGIN ISLANDS — 0.04%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Diageo Project)	NR/Caa2	3,390,000	3,069,001
UTAH — 0.82%
City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	13,290,000	13,290,000
City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	1,700,000	1,700,000
City of Murray, 0.90% due 5/15/2037 put 10/2/2017 (IHC Health Services, Inc.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	12,700,000	12,700,000
City of Murray, 0.90% due 5/15/2037 put 10/2/2017 (IHC Health Services, Inc.; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA+/Aa1	19,000,000	19,000,000
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	817,281
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	906,053
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	979,481
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,480,592
Weber County, 0.90% due 2/15/2031 put 10/2/2017 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	6,600,000	6,600,000
Weber County, 0.90% due 2/15/2035 put 10/2/2017 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	1,800,000	1,800,000
VERMONT — 0.22%
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	15,768,765
VIRGINIA — 0.19%
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,138,165
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,810,700
Virginia College Building Authority, 0.90% due 11/1/2036 put 10/2/2017 (University of Richmond; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	1,700,000	1,700,000
WASHINGTON — 1.92%
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,028,550
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,127,980
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,187,660
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,244,520
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,145,460
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,164,390
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	1,012,172
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 pre-refunded 12/1/2017 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,011,400
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,005,440
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,137,543
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,504,147

40  |  Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	$1,625,000	$1,813,825
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,003,645
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,059,007
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,031,534
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	A+/A2	5,000,000	5,201,750
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	827,504
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	885,492
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,277,636
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	557,490
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	845,618
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,005,310
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,312,151
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,833,617
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,750,267
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,586,879
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,246,371
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,031,650
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,055,530
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,076,070
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,093,150
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,962,157
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	2,749,940
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,067,790
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,629,693
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,548,625
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,484,680
State of Washington COP, 5.00% due 7/1/2024 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,410,000	5,306,950
State of Washington COP, 5.00% due 7/1/2025 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	3,650,000	4,453,547
State of Washington COP, 5.00% due 7/1/2026 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,745,000	5,831,747
State of Washington COP, 5.00% due 7/1/2027 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,970,000	6,168,515
State of Washington GO, 0.00% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,990,400
State of Washington GO, 0.00% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,956,380
State of Washington GO, 0.00% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,950,675
State of Washington GO, 5.00% due 7/1/2025 (Capital Projects)	AA+/Aa1	10,475,000	12,741,371
Tacoma School District No.10 GO, 5.00% due 12/1/2017 (Pierce County Capital Projects)	AA+/Aa1	2,280,000	2,296,530
Tacoma School District No.10 GO, 5.00% due 12/1/2018 (Pierce County Capital Projects)	AA+/Aa1	4,000,000	4,185,840
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	2,000,000	2,166,940
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	2,500,000	2,796,300
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,116,156
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (MultiCare Health Systems)	AA-/Aa3	2,000,000	2,069,400
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,118,712
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,076,690
WEST VIRGINIA — 0.10%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	A-/Baa1	3,300,000	3,319,074
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,089,880
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,120,000
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,714,200
WISCONSIN — 0.46%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.) (ETM)	NR/NR	620,000	638,947
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A/A2	1,235,000	1,270,358
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.) (ETM)	NR/NR	335,000	358,015
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A/A2	665,000	706,237
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.) (ETM)	NR/NR	730,000	806,635
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A/A2	1,380,000	1,508,299

Annual Report  |  41

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	$1,075,000	$1,184,413
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	2,913,535
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,799,424
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/A1	1,000,000	1,167,650
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2024 (Ascension Health Alliance System)	AA+/Aa2	625,000	755,837
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2025 (Ascension Health Alliance System)	AA+/Aa2	1,215,000	1,484,876
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2026 (Ascension Health Alliance System)	AA+/Aa2	2,000,000	2,419,060
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,298,700
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,630,048

TOTAL INVESTMENTS — 99.25% (Cost $6,958,657,006)			$7,131,380,256

OTHER ASSETS LESS LIABILITIES — 0.75%			54,187,968

NET ASSETS — 100.00%			$7,185,568,224

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Insured by Associated General Contractors	GO	General Obligation
AGM	Insured by Assured Guaranty Municipal Corp.	HFA	Health Facilities Authority
AMBAC	Insured by American Municipal Bond Assurance Corp.	HFFA	Health Facilities Financing Authority
BAM	Insured by Build America Mutual Insurance Co.	IDA	Industrial Development Authority
BHAC	Insured by Berkshire Hathaway Assurance Corp.	ISD	Independent School District
COP	Certificates of Participation	JEA	Jacksonville Electric Authority
DFA	Development Finance Authority	Mtg	Mortgage
EDA	Economic Development Authority	Natl-Re	Insured by National Public Finance Guarantee Corp.
ETM	Escrowed to Maturity	PSF	Guaranteed by Permanent School Fund
FGIC	Insured by Financial Guaranty Insurance Co.	Q-SBLF	Insured by Qualified School Bond Loan Fund
FHA	Insured by Federal Housing Administration	Syncora	Insured by Syncora Guarantee Inc.
FSA	Insured by Financial Security Assurance Co.	USD	Unified School District
GNMA	Collateralized by Government National Mortgage Association

See notes to financial statements.

42  |  Annual Report

Statement of Assets and Liabilities

Thornburg Limited Term Municipal Fund  |  September 30, 2017

ASSETS

Investments at value (cost $6,958,657,006) (Note 3)	$7,131,380,256
Cash	29,458,907
Receivable for investments sold	10,055,000
Receivable for fund shares sold	18,391,640
Interest receivable	75,882,617
Prepaid expenses and other assets	26,672

Total Assets	7,265,195,092

LIABILITIES

Payable for investments purchased	66,484,909
Payable for fund shares redeemed	8,555,348
Payable to investment advisor and other affiliates (Note 4)	2,513,603
Accounts payable and accrued expenses	1,169,737
Dividends payable	903,271

Total Liabilities	79,626,868

NET ASSETS	$7,185,568,224

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(903,271)
Net unrealized appreciation on investments	172,723,250
Accumulated net realized gain (loss)	(24,000,109)
Net capital paid in on shares of beneficial interest	7,037,748,354

$7,185,568,224

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($1,314,093,597 applicable to 91,056,584 shares of beneficial interest outstanding - Note 5)	$14.43

Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.65

Class C Shares:
Net asset value and offering price per share* ($605,898,345 applicable to 41,906,935 shares of beneficial interest outstanding - Note 5)	$14.46

Class I Shares:
Net asset value, offering and redemption price per share ($5,265,576,282 applicable to 364,813,010 shares of beneficial interest outstanding - Note 5)	$14.43

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  43

Statement of Operations

Thornburg Limited Term Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $109,546,608)	$171,639,668

EXPENSES

Investment advisory fees (Note 4)	19,195,346
Administration fees (Note 4)
Class A Shares	1,820,904
Class C Shares	824,248
Class I Shares	2,596,461
Distribution and service fees (Note 4)
Class A Shares	3,641,807
Class C Shares	3,291,802
Transfer agent fees
Class A Shares	955,356
Class C Shares	334,217
Class I Shares	4,090,222
Registration and filing fees
Class A Shares	46,636
Class C Shares	29,408
Class I Shares	199,544
Custodian fees (Note 2)	668,829
Professional fees	138,035
Accounting fees (Note 4)	261,365
Trustee fees	311,445
Other expenses	451,611

Total Expenses	38,857,236

Net Investment Income	132,782,432

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(21,832,872)
Net change in unrealized appreciation (depreciation) on investments	(97,990,138)

Net Realized and Unrealized Loss	(119,823,010)

Net Increase in Net Assets Resulting from Operations	$12,959,422

See notes to financial statements.

44  |  Annual Report

Statements of Changes in Net Assets

Thornburg Limited Term Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$132,782,432	$130,961,632
Net realized gain (loss) on investments	(21,832,872)	(1,591,144)
Net unrealized appreciation (depreciation) on investments	(97,990,138)	56,431,868

Net Increase in Net Assets Resulting from Operations	12,959,422	185,802,356

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(23,541,216)	(26,222,114)
Class C Shares	(9,107,804)	(9,606,259)
Class I Shares	(100,133,412)	(95,133,259)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(356,275,275)	(15,604,952)
Class C Shares	(124,624,936)	5,714,401
Class I Shares	(158,840,121)	637,192,599

Net Increase (Decrease) in Net Assets	(759,563,342)	682,142,772

NET ASSETS

Beginning of Year	7,945,131,566	7,262,988,794

End of Year	$7,185,568,224	$7,945,131,566

Distribution in excess of net investment income	$(903,271)	$(947,051)

See notes to financial statements.

Annual Report  |  45

Notes to Financial Statements

Thornburg Limited Term Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

46  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017 including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,958,657,006

Gross unrealized appreciation on a tax basis	$180,898,914
Gross unrealized depreciation on a tax basis	(8,175,664)

Net unrealized appreciation (depreciation) on investments (tax basis)	$172,723,250

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $21,341,245. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $2,658,865, (of which $403,305 are short-term and $2,255,560 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund increased net investment income by $43,780 and decreased net capital paid in on shares of beneficial interest by $43,780. Reclassifications have no impact on the net asset value of the Fund and resulted primarily from certain overdistributions paid by the Fund.

At September 30, 2017, the Fund had no undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$132,737,020	$130,923,029
Ordinary income	45,412	38,603

Total	$132,782,432	$130,961,632

Annual Report  |  47

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

48  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$7,131,380,256	$–	$7,131,380,256	$–

Total Investments in Securities	$7,131,380,256	$–	$7,131,380,256	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Funds’s effective management fee for the year ended September 30, 2017 was 0.263% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $261,365 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $2,852 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $40,118 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C of shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

Annual Report  |  49

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.2%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $60,632,202 in purchases and $34,036,941 in sales generating realized gains of $39,034.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	15,208,492	$218,389,244	24,409,105	$356,976,557
Shares issued to shareholders in reinvestment of dividends	1,490,020	21,412,134	1,617,427	23,656,616
Shares repurchased	(41,628,282)	(596,076,653)	(27,099,577)	(396,238,125)

Net decrease	(24,929,770)	$(356,275,275)	(1,073,045)	$(15,604,952)

Class C Shares
Shares sold	3,377,811	$48,659,522	7,967,832	$116,744,198
Shares issued to shareholders in reinvestment of dividends	551,982	7,947,573	565,864	8,292,917
Shares repurchased	(12,609,555)	(181,232,031)	(8,145,288)	(119,322,714)

Net increase (decrease)	(8,679,762)	$(124,624,936)	388,408	$5,714,401

Class I Shares
Shares sold	106,338,216	$1,527,896,825	114,131,595	$1,669,936,548
Shares issued to shareholders in reinvestment of dividends	6,364,932	91,492,526	5,957,028	87,156,964
Shares repurchased	(124,099,454)	(1,778,229,472)	(76,565,919)	(1,119,900,913)

Net increase (decrease)	(11,396,306)	$(158,840,121)	43,522,704	$637,192,599

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,137,943,705 and $1,516,039,368, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

50  |  Annual Report

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Annual Report  |  51

Financial Highlights

Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$14.63	0.23	(0.20)	0.03	(0.23)	–	(0.23)	$14.43
2016(b)	$14.52	0.22	0.11	0.33	(0.22)	–	(0.22)	$14.63
2015(b)	$14.58	0.23	(0.06)	0.17	(0.23)	–	(0.23)	$14.52
2014(b)	$14.38	0.26	0.20	0.46	(0.26)	–	(0.26)	$14.58
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	–	(0.26)	$14.38

CLASS C SHARES

2017	$14.66	0.20	(0.20)	–	(0.20)	–	(0.20)	$14.46
2016	$14.55	0.19	0.11	0.30	(0.19)	–	(0.19)	$14.66
2015	$14.60	0.19	(0.05)	0.14	(0.19)	–	(0.19)	$14.55
2014	$14.41	0.22	0.19	0.41	(0.22)	–	(0.22)	$14.60
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	–	(0.23)	$14.41

CLASS I SHARES

2017	$14.64	0.28	(0.21)	0.07	(0.28)	–	(0.28)	$14.43
2016	$14.53	0.27	0.11	0.38	(0.27)	–	(0.27)	$14.64
2015	$14.58	0.27	(0.05)	0.22	(0.27)	–	(0.27)	$14.53
2014	$14.38	0.30	0.20	0.50	(0.30)	–	(0.30)	$14.58
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	–	(0.31)	$14.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52  |  Annual Report

Financial Highlights, Continued

Thornburg Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

1.62	0.73	0.73	0.73	0.24	17.56	$1,314,094
1.54	0.72	0.72	0.72	2.32	14.53	$1,697,329
1.56	0.73	0.73	0.73	1.15	18.56	$1,700,127
1.78	0.72	0.71	0.72	3.20	14.46	$1,865,213
1.81	0.71	0.71	0.71	(0.39)	17.47	$2,178,317

1.38	0.97	0.97	0.97	0.01	17.56	$605,898
1.30	0.96	0.96	0.96	2.07	14.53	$741,637
1.32	0.96	0.96	0.96	0.98	18.56	$730,395
1.52	0.97	0.96	0.97	2.87	14.46	$749,648
1.55	0.97	0.97	0.97	(0.58)	17.47	$795,052

1.93	0.42	0.42	0.42	0.49	17.56	$5,265,576
1.85	0.41	0.41	0.41	2.64	14.53	$5,506,166
1.88	0.41	0.41	0.41	1.54	18.56	$4,832,467
2.09	0.40	0.40	0.40	3.53	14.46	$4,417,547
2.15	0.37	0.37	0.37	(0.05)	17.47	$3,502,580

Annual Report  |  53

Report of Independent Registered Public Accounting Firm

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of the

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Limited Term Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

54  |  Annual Report

Expense Example

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,016.60	$3.70
Hypothetical*	$1,000.00	$1,021.40	$3.70

CLASS C SHARES

Actual	$1,000.00	$1,015.40	$4.89
Hypothetical*	$1,000.00	$1,020.21	$4.91

CLASS I SHARES

Actual	$1,000.00	$1,018.20	$2.14
Hypothetical*	$1,000.00	$1,022.95	$2.14

†	Expenses are equal to the annualized expense ratio for each class (A: 0.73%; C: 0.97%; I: 0.42%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  55

Trustees and Officers

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

56  |  Annual Report

Trustees and Officers, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  57

Trustees and Officers, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

58  |  Annual Report

Other Information

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $132,737,020 (or the maximum allowed) are tax exempt dividends and $45,412 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for

Annual Report  |  59

Other Information, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and expenses in the Fund’s prospectus. Information also noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total Fund expenses to median and average fees and expenses charged to a category of mutual funds created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for two fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the median fee levels for two fund peer groups and that the total expense levels for two share classes were comparable to the median total expense levels for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different

60  |  Annual Report

Other Information, Continued

Thornburg Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits to the Advisor. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  61

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

62  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  63

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH858

Annual Report September 30, 2017 THORNBURG INTERMEDIATE MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Intermediate Municipal Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 32 cents to $14.15 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 30.4 cents per share. Dividends were lower for the Class C shares and higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 0.08% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 1.00% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 1.08%. The impact from the Fund’s 0.82 years shorter duration added 0.35%, while credit quality allocations detracted 0.24%. Other risk factors detracted 0.27%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017 Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50% – 0.75% at the beginning of the year to 1.00% – 1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

to reduce its holdings of U.S. Treasury and mortgage-backed securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

The municipal bond market’s returns were a result of rising rates across the yield curve—with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure 1	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7%

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the overall portfolio’s volatility.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares (Incep: 7/22/91)
Without sales charge	-0.08%	1.91%	2.13%	3.74%	4.73%

With sales charge	-2.11%	1.23%	1.72%	3.53%	4.65%
C Shares (Incep: 9/1/94)
Without sales charge	-0.40%	1.58%	1.80%	3.44%	3.91%

With sales charge	-0.98%	1.58%	1.80%	3.44%	3.91%

I Shares (Incep: 7/5/96)	0.15%	2.19%	2.44%	4.06%	4.45%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.14%
SEC Yield	1.05%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.27%; I shares, 0.61%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	547
Effective Duration	4.9 Yrs
Average Maturity	8.0 Yrs

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

8  |  Annual Report

Schedule of Investments

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.81%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$815,000	$836,353
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	897,382
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	954,783
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,010,473
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,058,106
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	877,091
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,136,776
Board of Trustees of the University of Alabama, 5.25% due 9/1/2025 pre-refunded 9/1/2018 (Birmingham Hospital)	NR/A1	2,000,000	2,079,020
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 (Alabama Power Company Barry Plant)	A-/A1	5,500,000	5,541,580
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,368,687
UAB Medicine Finance Authority, 5.00% due 9/1/2032 (University Hospital)	AA-/A1	6,000,000	7,015,020
ALASKA — 0.19%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 pre-refunded 12/1/2020 (State Capital Project)	AA+/Aa2	500,000	557,820
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A1	2,000,000	2,218,180
ARIZONA — 1.38%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,852,128
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,182,600
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,865,550
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	732,683
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	468,430
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	225,764
County of Pima IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,109,800
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	2,000,000	2,259,000
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	770,000	927,711
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	7,774,822
ARKANSAS — 0.29%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,165,700
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	765,859
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,163,580
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,160,050
CALIFORNIA — 9.03%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,000,000	1,203,140
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,150,000	1,380,138
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,500,000	1,795,650
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,228,140
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,286,230
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,154,870
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,464,151
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	5,905,305
California HFFA, 5.00% due 8/15/2032 (Childrens Hospital Los Angeles)	BBB+/Baa2	350,000	404,908
California HFFA, 5.00% due 8/15/2033 (Childrens Hospital Los Angeles)	BBB+/Baa2	600,000	690,276
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	AA-/NR	1,500,000	1,659,495
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,012,020
California School Cash Reserve Program Authority, 3.00% due 6/29/2018	SP-1+/NR	7,000,000	7,119,910
California State Public Works Board, 5.00% due 4/1/2028 (Corrections, Rehabilitation and Judicial Council)	A+/A1	2,500,000	2,857,250
California Statewide Community Development Authority, 6.25% due 8/15/2028 pre-refunded 8/15/2018 (Enloe Medical Center; Insured: California Mtg Insurance)	AA-/NR	1,050,000	1,099,759
California Statewide Community Development Authority, 6.00% due 7/1/2030 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	7,015,000	7,461,435
Carson Redevelopment Agency, 6.25% due 10/1/2022 pre-refunded 10/1/2019 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,790,327
Carson Redevelopment Agency, 6.375% due 10/1/2024 pre-refunded 10/1/2019 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,439,906
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,513,805
City of Los Angeles GO, 5.00% due 6/28/2018 (Cash Flow Management)	SP-1+/Mig1	10,000,000	10,302,800
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,272,104
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,093,020

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	County of Los Angeles GO, 5.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/Mig1	$5,000,000	$5,151,950
	County of Riverside, 2.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/NR	15,000,000	15,136,050
	Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,802,733
	Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/Aa3	1,000,000	1,251,570
	Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	A+/A3	1,165,000	1,440,185
	Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,418,656
	Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,564,847
	M-S-R Energy Authority, 6.125% due 11/1/2029	BBB+/NR	2,500,000	3,170,600
	North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,257,941
	Oakland USD GO, 5.00% due 8/1/2032 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,179,270
	Oakland USD GO, 5.00% due 8/1/2033 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,172,270
	Oakland USD GO, 5.00% due 8/1/2034 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,166,090
	Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A/NR	2,065,000	1,786,741
	San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	AA-/A1	2,400,000	2,658,000
	San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	AA-/A1	1,175,000	1,304,696
	San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	3,000,000	2,934,210
	Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa1	900,000	806,058
	State of California GO, 5.25% due 9/1/2026 (Kindergarten-University Facilities)	AA-/Aa3	5,000,000	5,786,000
	State of California GO, 5.00% due 8/1/2034 (Kindergarten-University Facilities)	AA-/Aa3	5,000,000	5,916,000
	State of California GO, 5.00% due 8/1/2035 (Kindergarten-University Facilities)	AA-/Aa3	4,000,000	4,719,000
	Tuolumne Wind Project Authority, 5.875% due 1/1/2029 pre-refunded 1/1/2019	AA-/A2	3,000,000	3,186,270
	Turlock Irrigation District, 5.00% due 1/1/2021 pre-refunded 1/1/2020	NR/NR	745,000	811,290
	Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,005,000	1,090,887
	William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	752,784
	COLORADO — 0.52%
	Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,339,499
	Park Creek Metropolitan District, 5.25% due 12/1/2020 pre-refunded 12/1/2019 (Insured: AGM)	AA/NR	1,120,000	1,219,176
	Regional Transportation District COP, 5.50% due 6/1/2022 pre-refunded 6/1/2020 (Public Mass Transportation System)	NR/NR	2,740,000	3,056,826
	Regional Transportation District COP, 5.50% due 6/1/2022 (Public Mass Transportation System)	A/Aa3	260,000	288,933
	Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,801,673
	CONNECTICUT — 1.08%
	City of Hartford GO, 5.00% due 7/1/2031 (Various Public Improvements; Insured: AGM)	AA/A2	1,700,000	1,851,317
	Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 pre-refunded 7/1/2019 (Ethel Walker School)	NR/NR	1,350,000	1,461,051
	State of Connecticut GO, 5.00% due 5/15/2027 (Various Capital Projects)	A+/A1	5,000,000	5,860,900
	State of Connecticut GO Floating Rate Note, 1.63% due 6/15/2018 (Various Capital Projects)	A+/A1	6,820,000	6,837,937
	DISTRICT OF COLUMBIA — 0.56%
	Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	4,194,740
a	Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	4,142,100
	FLORIDA — 5.60%
	Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A+/Aa3	1,250,000	1,453,250
	Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A+/Aa3	2,000,000	2,307,760
	City of Gainesville, 0.88% due 10/1/2026 put 10/2/2017 (Utilities System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA-/Aa3	900,000	900,000
	City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A+/A1	2,075,000	2,373,302
	City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,079,420
	City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,668,890
	City of Lakeland, 5.00% due 11/15/2028 (Lakeland Regional Health Systems)	NR/A2	2,775,000	3,287,903
	City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,583,161
	City of Orlando, 5.00% due 11/1/2032 (Senior Tourist Development; Insured: AGM)	AA/NR	1,095,000	1,286,483
	City of Orlando, 5.00% due 11/1/2036 (Senior Tourist Development; Insured: AGM)	AA/NR	935,000	1,077,372
	City of Orlando, 5.00% due 11/1/2037 (Senior Tourist Development; Insured: AGM)	AA/NR	1,400,000	1,610,574
	Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Program; Insured: AMBAC) (ETM)	NR/NR	260,000	293,826
	Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment Center)	AA+/NR	2,090,000	2,096,876
	Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment Center)	AA+/NR	2,255,000	2,262,419
	Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,375,964
	Manatee County, 5.00% due 10/1/2026 (Public Utilities System Improvements)	NR/Aa2	370,000	439,345
	Manatee County, 5.00% due 10/1/2027 (Public Utilities System Improvements)	NR/Aa2	470,000	554,534
	Manatee County, 5.00% due 10/1/2028 (Public Utilities System Improvements)	NR/Aa2	1,030,000	1,206,563
	Manatee County, 5.00% due 10/1/2031 (Public Utilities System Improvements)	NR/Aa2	2,675,000	3,086,549
	Manatee County, 5.00% due 10/1/2033 (Public Utilities System Improvements)	NR/Aa2	1,535,000	1,755,472
	Miami-Dade County, 5.00% due 10/1/2028 (Miami International Airport)	A/A2	1,000,000	1,174,300

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Miami-Dade County, 5.00% due 10/1/2029 (Miami International Airport)	A/A2	$1,335,000	$1,559,000
Miami-Dade County, 5.00% due 10/1/2030 (Miami International Airport)	A/A2	1,000,000	1,165,510
Miami-Dade County, 5.00% due 10/1/2031 (Miami International Airport)	A/A2	2,000,000	2,323,680
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,190,950
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,184,685
Miami-Dade County GO, 6.25% due 7/1/2026 pre-refunded 7/1/2018 (Building Better Communities)	AA/Aa2	2,130,000	2,215,072
Miami-Dade County Health Facilities Authority, 5.00% due 8/1/2035 (Nicklaus Children’s Hospital)	A+/NR	1,020,000	1,175,744
Miami-Dade County Health Facilities Authority, 5.00% due 8/1/2036 (Nicklaus Children’s Hospital)	A+/NR	885,000	1,016,095
Miami-Dade County Health Facilities Authority, 5.00% due 8/1/2037 (Nicklaus Children’s Hospital)	A+/NR	1,000,000	1,144,500
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A+/A1	3,035,000	3,452,130
Miami-Dade County School Board COP, 5.25% due 5/1/2022 pre-refunded 5/1/2018 (Insured: AGM)	AA/A1	2,600,000	2,665,260
Miami-Dade County School Board COP, 5.00% due 5/1/2030	A+/A1	3,250,000	3,816,637
Orange County, 5.00% due 10/1/2031 (Tourist Development)	AA-/Aa3	2,000,000	2,370,820
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,151,160
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB+/NR	500,000	576,680
Sarasota County Public Hospital Board, 3.619% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	2,000,000	2,079,340
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A+/Aa3	3,000,000	3,417,240
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A+/Aa3	2,000,000	2,267,940
School District of Manatee County, 5.00% due 10/1/2032 (School Facilities Improvement; Insured: AGM)	AA/NR	2,250,000	2,666,790
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA-/Aa3	1,500,000	1,505,025
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,041,975
GEORGIA — 1.92%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	566,174
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	591,931
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	842,082
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	675,739
Athens-Clarke County Unified Government Development Authority, 0.90% due 7/1/2035 put 10/2/2017 (University of Georgia Athletic Association; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	NR/Aa1	1,445,000	1,445,000
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa2	530,000	615,129
City of Atlanta, 5.50% due 11/1/2024 pre-refunded 11/1/2019 (Water & Wastewater System; Insured: AGM)	NR/Aa2	3,260,000	3,561,778
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	NR/Aa2	1,740,000	1,895,817
Clarke County Hospital Authority, 5.00% due 1/1/2023 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,370,813
Clarke County Hospital Authority, 5.00% due 1/1/2024 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,658,533
Clarke County Hospital Authority, 5.00% due 1/1/2025 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	525,000	604,212
Clarke County Hospital Authority, 5.00% due 1/1/2026 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	725,000	834,388
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,221,520
Gwinnett County School District GO, 4.50% due 10/1/2017 (ETM)	NR/NR	690,000	690,145
Gwinnett County School District GO, 4.50% due 10/1/2017	AAA/Aaa	6,310,000	6,311,325
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	A/A1	125,000	126,743
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,357,308
GUAM — 2.62%
Government of Guam, 5.00% due 11/15/2031 (Various Capital Projects)	A/NR	5,500,000	5,985,650
Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	12,000,000	13,007,040
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	10,500,000	11,312,595
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,273,200
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,261,520
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,851,375
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	1,000,000	1,139,350
HAWAII — 1.15%
City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2027 (Rail Transit Project)	NR/Aa1	4,000,000	4,001,200
County of Hawaii GO, 5.00% due 9/1/2033	AA-/Aa2	1,250,000	1,470,412
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	3,635,000	4,186,866
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	2,550,000	2,937,141
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	AA+/Aa1	3,815,000	4,394,193
IDAHO — 0.42%
State of Idaho GO, 4.00% due 6/29/2018 (Cash Flow Management)	SP-1+/Mig1	6,000,000	6,135,420

Annual Report  |  11

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	ILLINOIS — 7.36%
	Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	A/A3	$1,000,000	$1,053,550
	Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	1,000,000	1,049,000
	Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	1,000,000	1,084,990
	Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	1,000,000	1,117,210
	Chicago O’Hare International Airport, 5.00% due 1/1/2029 (2016 Airport Projects)	A/NR	1,000,000	1,182,130
	Chicago O’Hare International Airport, 5.00% due 1/1/2030 (2016 Airport Projects)	A/NR	765,000	899,969
	Chicago O’Hare International Airport, 5.00% due 1/1/2034 (2017 Airport Projects)	A/NR	2,000,000	2,333,400
	Chicago O’Hare International Airport, 5.00% due 1/1/2035 (2017 Airport Projects)	A/NR	2,700,000	3,140,586
	Chicago O’Hare International Airport, 5.00% due 1/1/2037 (2017 Airport Projects)	A/NR	3,460,000	3,985,263
	Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	1,000,000	1,148,270
	Chicago Park District GO, 5.00% due 1/1/2027 (Capital Improvement Plan)	AA+/NR	1,945,000	2,198,433
	Chicago Park District GO, 5.00% due 1/1/2028 (Capital Improvement Plan)	AA+/NR	3,450,000	3,876,316
	Chicago Park District GO, 5.00% due 1/1/2029 (Capital Improvement Plan)	AA+/NR	1,995,000	2,230,590
	Chicago Park District GO, 5.00% due 1/1/2030 (Capital Improvement Plan)	AA+/NR	3,500,000	3,898,510
	Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A3	1,500,000	1,558,725
	City of Chicago, 5.00% due 1/1/2028 (Wastewater Transmission System)	A/NR	5,365,000	6,055,958
	City of Chicago, 5.00% due 1/1/2029 (Wastewater Transmission System)	A/NR	2,500,000	2,804,675
	City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,567,650
	City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A/A3	4,805,000	5,469,628
	City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A/A3	5,000,000	5,669,950
	City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A/A3	4,700,000	5,300,566
	City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	BBB+/Ba1	75,000	75,249
	City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	415,000	416,369
	City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	450,000	451,471
	City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	1,999,142
	City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,695,221
	City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,081,920
	Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	517,000
	Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	BBB/NR	1,000,000	1,110,690
	Cook County GO, 5.25% due 11/15/2024	AA-/A2	3,000,000	3,270,510
	Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,820,300
	Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	838,005
	Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	A/Aaa	1,000,000	1,050,850
	Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA+/Aa2	2,000,000	2,007,080
	Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA+/Aa2	5,175,000	5,459,107
	Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,153,830
	Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,121,660
	Illinois Finance Authority, 0.90% due 8/1/2043 put 10/2/2017 (University of Chicago Medical Center; LOC: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aa1	4,200,000	4,200,000
	Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	355,000	356,498
	Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	5,550,000	6,349,866
	Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	BB+/NR	1,000,000	1,074,140
	Monroe and St. Clair Counties GO, 5.00% due 4/15/2027 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	325,000	387,472
	Monroe and St. Clair Counties GO, 5.00% due 4/15/2028 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,415,000	1,673,662
	Monroe and St. Clair Counties GO, 5.00% due 4/15/2029 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,630,000	1,909,300
	Monroe and St. Clair Counties GO, 5.00% due 4/15/2030 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,800,000	2,098,422
a	Monroe and St. Clair Counties GO, 5.00% due 4/15/2031 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,115,000	1,291,984
	Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	341,040
	Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	356,423
	Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	371,297
	Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	385,448
	State of Illinois, 5.00% due 6/15/2018	AA-/NR	2,000,000	2,054,160
	Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,748,009
	Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	640,195
	Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,015,447
	INDIANA — 2.57%
a	Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	997,630
	City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa3	2,000,000	1,891,440
	City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	2,730,000	3,181,023
	Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,754,623
	Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/A3	1,000,000	1,078,320

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	$5,340,000	$5,925,317
	Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,339,580
	Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA/Aa2	5,000,000	5,280,750
	Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	630,664
	Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,662,925
	Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,791,127
	Indiana HFFA, 5.00% due 11/15/2034 (Ascension Health Credit Group)	NR/Aa2	1,325,000	1,521,021
	Indiana HFFA, 5.00% due 11/15/2035 (Ascension Health Credit Group)	NR/Aa2	5,000,000	5,724,100
	Indiana HFFA, 5.00% due 11/15/2036 (Ascension Health Credit Group)	NR/Aa2	2,000,000	2,280,360
	IOWA — 0.31%
	Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/A1	2,250,000	2,550,398
	Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/A1	1,850,000	2,076,958
	KANSAS — 0.04%
	Kansas DFA, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	629,573
	KENTUCKY — 1.97%
	Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/A1	4,385,000	4,844,154
	Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/A1	5,990,000	6,764,028
	Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/A1	6,960,000	8,018,059
	Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/A1	2,440,000	2,862,193
	Louisville/Jefferson County Metropolitan Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,709,644
	Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	A/A1	4,000,000	4,008,320
	LOUISIANA — 2.58%
	City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	811,980
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,370,597
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,093,579
	East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,478,140
	Jefferson Sales Tax District, 5.00% due 12/1/2034 (Insured: AGM)	AA/A2	1,000,000	1,171,310
	Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023 pre-refunded 9/1/2019	A+/NR	1,230,000	1,323,013
	Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025 pre-refunded 9/1/2019	A+/NR	1,350,000	1,452,087
	Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027 pre-refunded 9/1/2019	A+/NR	1,490,000	1,606,920
	Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029 pre-refunded 9/1/2019	A+/NR	1,650,000	1,784,178
	Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,157,450
	Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,409,065
	Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,467,308
b	Louisiana Local Government Environmental Facilities and Community Development Authority, 5.00% due 10/1/2028 (Louisiana Community and Technical College System; Insured: BAM)	AA/NR	2,875,000	3,492,924
	New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,011,040
	New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,022,080
	New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,108,230
	New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,095,990
	Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	A+/A1	390,000	410,686
	Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,254,016
	Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,124,900
	Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A3	1,500,000	1,601,085
	MASSACHUSETTS — 2.88%
	Commonwealth of Massachusetts GO, 0.94% due 3/1/2026 put 10/2/2017 (SPA: Barclays Bank plc) (daily demand notes)	AA/Aa1	16,500,000	16,500,000
	Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,289,880
	Massachusetts Development Finance Agency, 5.00% due 7/1/2019 (CareGroup Healthcare System)	A-/A3	2,800,000	2,982,728
	Massachusetts Development Finance Agency, 5.00% due 7/1/2020 (CareGroup Healthcare System)	A-/A3	5,000,000	5,496,200
	Massachusetts Development Finance Agency, 5.00% due 7/1/2021 (CareGroup Healthcare System)	A-/A3	2,330,000	2,633,040
	Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	538,048
	Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,535,179
	Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (CareGroup Healthcare System)	A-/A3	5,000,000	5,781,450
	Massachusetts Development Finance Agency, 5.00% due 7/1/2034 (CareGroup Healthcare System)	A-/A3	2,320,000	2,672,918
	Massachusetts Development Finance Agency, 5.00% due 7/1/2036 (CareGroup Healthcare System)	A-/A3	1,750,000	2,003,172
	Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,219,101
	MICHIGAN — 3.91%
	Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	A+/Aa3	1,010,000	1,173,893
	City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	342,039
	County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	700,841

Annual Report  |  13

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	$345,000	$392,607
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,029,078
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,565,396
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	731,624
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,350,783
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,329,999
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	836,738
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	3,150,000	3,749,665
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	1,100,000	1,321,859
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Healthcare; Insured: AGM)	AA/A2	2,000,000	2,050,560
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 pre-refunded 5/15/2020 (Bronson Healthcare; Insured: AGM)	NR/A2	1,365,000	1,499,330
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Healthcare; Insured: AGM)	NR/A2	1,105,000	1,202,428
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Healthcare)	NR/A2	175,000	194,409
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 pre-refunded 5/15/2021 (Bronson Healthcare)	NR/NR	1,110,000	1,265,100
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2029 (Bronson Healthcare)	NR/A2	2,150,000	2,489,098
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,726,687
Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	21,650,076
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	890,000	922,316
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 pre-refunded 11/15/2017 (Edward W. Sparrow Hospital Association)	NR/NR	1,520,000	1,528,026
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Edward W. Sparrow Hospital Association)	A+/A1	620,000	622,790
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	2,500,000	2,737,925
Michigan Strategic Fund, 5.25% due 10/15/2023 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	1,000,000	1,044,670
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	NR/Aaa	2,540,000	2,703,601
State of Michigan, 5.50% due 11/1/2020 (Trunk Line Fund; Insured: AGM)	AA+/Aa2	1,500,000	1,696,290
MINNESOTA — 0.18%
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,719,350
MISSISSIPPI — 0.48%
Mississippi Development Bank, 5.25% due 8/1/2027 pre-refunded 8/1/2020 (Department of Corrections)	AA-/NR	3,415,000	3,810,833
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	A+/Baa2	2,850,000	3,313,923
MISSOURI — 1.09%
Missouri Development Finance Board, 5.125% due 4/1/2022 pre-refunded 4/1/2018 (Eastland Center)	A-/NR	2,000,000	2,042,420
Missouri Development Finance Board, 0.90% due 12/1/2033 put 10/2/2017 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	5,500,000	5,500,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University) (ETM)	NR/A2	2,235,000	2,368,251
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University) (ETM)	NR/A2	2,520,000	2,849,641
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 10/2/2017 (Washington University; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA+/Aa1	500,000	500,000
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	335,000	340,182
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	2,495,000	2,584,271
NEVADA — 0.87%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,702,497
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,650,300
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,257,780
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,237,560
NEW HAMPSHIRE — 0.46%
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA+/Aa2	1,860,000	2,191,694
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,570,040
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	1,994,487
NEW JERSEY — 2.75%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	854,616
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	A/A3	560,000	645,534
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa1	2,500,000	3,087,250
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	2,000,000	2,188,320
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	3,000,000	3,541,140
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	A/A3	1,700,000	2,060,162
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	AA-/NR	2,000,000	2,297,200

14  |  Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	AA-/NR	$1,000,000	$1,138,630
New Jersey Transportation Trust Fund Authority, 5.50% due 12/15/2020 (State Transportation System Improvements; Insured: Natl-Re)	A/A3	3,185,000	3,528,279
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,024,500
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	1,500,000	1,680,195
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,023,270
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,126,950
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	9,750,000	11,010,675
New Jersey Transportation Trust Fund Authority, 2.08% due 6/15/2034 (State Transportation System Improvements)	BBB+/Baa1	2,000,000	1,981,760
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A3	3,000,000	3,561,420
NEW MEXICO — 1.00%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	3,000,000	3,230,790
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,218,826
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,248,662
New Mexico Hospital Equipment Loan Council, 0.90% due 8/1/2034 put 10/2/2017 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa3	5,000,000	5,000,000
Regents of New Mexico State University, 5.00% due 4/1/2034 (Campus Buildings Acquisition & Improvements)	AA-/A1	1,810,000	2,104,216
NEW YORK — 9.38%
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,341,368
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	5,915,600
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,729,680
City of New York GO, 0.91% due 8/1/2035 put 10/2/2017 (City Budget Financial Management) (daily demand notes)	AA/Aa2	1,200,000	1,200,000
City of New York GO, 0.92% due 1/1/2036 put 10/2/2017 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	13,400,000	13,400,000
City of New York GO, 0.92% due 8/1/2038 put 10/2/2017 (City Budget Financial Management; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	1,300,000	1,300,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,519,180
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District) (State Aid Withholding) (ETM)	NR/NR	1,190,000	1,265,613
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	1,810,000	1,924,121
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	5,860,650
Metropolitan Transportation Authority, 5.00% due 11/15/2024 (Transit and Commuter System)	AA-/A1	5,435,000	6,552,110
Metropolitan Transportation Authority, 5.00% due 11/15/2025	AA-/A1	10,000,000	12,197,100
New York City Municipal Water Finance Authority, 0.91% due 6/15/2035 put 10/2/2017 (Water & Sewer System; LOC: Citibank, N.A.) (daily demand notes)	AAA/Aa1	1,800,000	1,800,000
New York City Municipal Water Finance Authority, 0.92% due 6/15/2043 put 10/2/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	8,100,000	8,100,000
New York City Municipal Water Finance Authority, 0.91% due 6/15/2045 put 10/2/2017 (Water & Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,600,000	1,600,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	500,000	500,000
New York City Municipal Water Finance Authority, 0.92% due 6/15/2050 put 10/2/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	19,000,000	19,000,000
New York City Transitional Finance Authority, 0.93% due 8/1/2031 put 10/2/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	26,250,000	26,250,000
New York City Transitional Finance Authority, 0.92% due 11/1/2036 put 10/2/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,700,000	1,700,000
New York City Transitional Finance Authority, 0.91% due 8/1/2039 put 10/2/2017 (City Capital Projects; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	700,000	700,000
New York City Transitional Finance Authority, 0.92% due 2/1/2045 put 10/2/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	559,760
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,288,738
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	2,918,750
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	7,480,000	8,827,746
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	1,700,000	1,810,789
NORTH CAROLINA — 0.45%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	603,504
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,509,959
North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,479,490

Annual Report  |  15

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	OHIO — 3.99%
	Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	$1,000,000	$1,133,260
	American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,554,160
	Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	3,075,000	3,566,077
	City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA+/A1	490,000	490,059
	City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA+/A1	1,285,000	1,518,754
	City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA+/A1	2,420,000	2,844,637
	City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA+/A1	1,000,000	1,178,660
	City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA+/A1	100,000	117,345
	City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA+/A1	1,415,000	1,664,564
	City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA+/A1	1,485,000	1,741,044
	City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA+/A1	1,000,000	1,176,490
	City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA+/A1	1,230,000	1,443,786
	Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	2,040,000	2,262,727
	Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa3	1,780,000	2,123,789
	County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	4,470,000	5,054,542
	County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	3,855,000	4,328,471
	County of Cuyahoga COP, 5.00% due 12/1/2026 (Convention Center Hotel)	AA-/A1	2,910,000	3,369,256
	County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,000,000	1,046,440
	County of Hamilton, 5.00% due 12/1/2021	AA-/A1	1,100,000	1,261,997
	County of Hamilton, 5.00% due 12/1/2023	AA-/A1	1,000,000	1,192,560
	County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,112,800
	County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,162,930
	County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,099,708
	County of Scioto, 5.00% due 2/15/2030 (Southern Ohio Medical Center)	NR/A2	1,690,000	1,963,662
	County of Scioto, 5.00% due 2/15/2032 (Southern Ohio Medical Center)	NR/A2	925,000	1,062,594
	County of Scioto, 5.00% due 2/15/2033 (Southern Ohio Medical Center)	NR/A2	1,000,000	1,140,000
	Deerfield Township, 5.00% due 12/1/2025 (Public Street Improvements-Wilkens Blvd.)	NR/A1	1,000,000	1,006,230
	Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	970,000	1,015,512
	Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,379,913
	OKLAHOMA — 0.49%
	Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,191,750
	Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,180,410
	Oklahoma Industries Authority, 5.50% due 7/1/2023 pre-refunded 7/1/2018 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	3,857,417
	Oklahoma Municipal Power Authority, 5.00% due 1/1/2018 (Power Supply System Capital Projects; Insured: AGM)	AA/A2	1,000,000	1,010,140
	OREGON — 0.70%
b	State of Oregon GO, 5.00% due 9/28/2018 (Cash Management)	NR/NR	10,000,000	10,389,700
	PENNSYLVANIA — 8.16%
	Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/A1	2,500,000	2,658,850
	Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	835,000	892,824
	Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,211,902
	Bethlehem Area School District GO, 5.00% due 10/15/2020 pre-refunded 04/15/2019 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	95,000	100,805
	Bethlehem Area School District GO, 5.00% due 10/15/2020 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	380,000	399,167
	City of Philadelphia, 5.00% due 10/1/2029 (Water and Wastewater System)	A+/A1	1,100,000	1,302,510
	City of Philadelphia, 5.00% due 10/1/2030 (Water and Wastewater System)	A+/A1	2,410,000	2,840,474
	City of Philadelphia, 5.00% due 8/1/2032 (Pennsylvania Gas Works)	A/A3	1,000,000	1,153,080
	City of Philadelphia, 5.00% due 8/1/2033 (Pennsylvania Gas Works)	A/A3	800,000	918,224
	City of Philadelphia, 5.00% due 8/1/2034 (Pennsylvania Gas Works)	A/A3	500,000	572,000
	City of Philadelphia, 5.00% due 8/1/2034 (Philadelphia Gas Works)	NR/NR	2,000,000	2,312,700
	City of Philadelphia, 5.00% due 8/1/2035 (Philadelphia Gas Works)	NR/NR	3,500,000	4,056,850
	City of Philadelphia, 5.00% due 8/1/2036 (Philadelphia Gas Works)	NR/NR	2,485,000	2,871,244
	City of Philadelphia, 5.00% due 8/1/2037 (Philadelphia Gas Works)	NR/NR	3,000,000	3,449,850
	City of Pittsburgh GO, 5.00% due 9/1/2024 (Capital Projects)	A+/A1	500,000	594,245
	City of Pittsburgh GO, 5.00% due 9/1/2035 (Capital Projects)	A+/A1	515,000	599,450
	City of Pittsburgh GO, 5.00% due 9/1/2036 (Capital Projects)	A+/A1	700,000	811,538
a	Commonwealth of Pennsylvania GO, 5.00% due 3/15/2022 (Capital Facilities Projects)	A+/Aa3	12,485,000	14,222,288
	County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	3,000,000	3,378,540
	Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	502,619
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 2/15/2021 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	4,010,000	4,010,000

16  |  Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Hospitals & Higher Education Facilities Authority of Philadelphia, 0.90% due 7/1/2041 put 10/2/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	$4,300,000	$4,300,000
	Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,427,650
	Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/A1	3,490,000	4,284,080
	Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	4,755,000	4,784,576
	Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,666,095
	Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia School District; Insured: AGM) (State Aid Withholding)	AA/A2	5,000,000	5,835,950
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	1,540,000	1,742,002
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	1,070,000	1,174,988
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	1,390,000	1,573,730
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2035 (Highway Improvements)	NR/A1	750,000	876,697
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2036 (Highway Improvements)	NR/A1	1,000,000	1,164,180
	Philadelphia Authority for Industrial Development, 5.00% due 9/1/2032 (Thomas Jefferson University)	A+/A2	3,685,000	4,279,354
	Philadelphia Authority for Industrial Development, 5.00% due 9/1/2034 (Thomas Jefferson University)	A+/A2	2,000,000	2,301,340
	Philadelphia Municipal Authority, 5.00% due 4/1/2032 (Juvenile Justice Services Center)	A+/A2	3,695,000	4,242,932
	Philadelphia Municipal Authority, 5.00% due 4/1/2033 (Juvenile Justice Services Center)	A+/A2	2,155,000	2,455,601
	Philadelphia Municipal Authority, 5.00% due 4/1/2034 (Juvenile Justice Services Center)	A+/A2	1,765,000	2,001,934
	Philadelphia Municipal Authority, 5.00% due 4/1/2035 (Juvenile Justice Services Center)	A+/A2	1,750,000	1,978,847
	Philadelphia Municipal Authority, 5.00% due 4/1/2036 (Juvenile Justice Services Center)	A+/A2	1,760,000	1,984,048
	Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,745,350
	Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,284,881
	Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,198,954
	Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	364,336
	Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	434,257
	Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	412,812
	Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	463,598
	Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	485,483
	School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	NR/A2	5,250,000	5,403,877
	RHODE ISLAND — 0.34%
	State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,195,221
	State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	885,040
	SOUTH CAROLINA — 0.81%
	City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,144,850
	City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,134,910
	Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 pre-refunded 12/1/2017 (School District No. 50; Insured: AGM)	AA/A1	2,400,000	2,417,232
	South Carolina Public Service Authority, 5.00% due 12/1/2031 (Capital Improvement Program)	A+/A1	2,385,000	2,679,071
	South Carolina Public Service Authority, 5.00% due 12/1/2031 (Capital Improvement Program)	A+/A1	1,515,000	1,756,324
	Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 pre-refunded 12/1/2017 (School District No. 2; Insured: AGM)	AA/A3	2,855,000	2,875,784
	SOUTH DAKOTA — 0.39%
	South Dakota Health and Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,768,804
	South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,819,459
	South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2028 (Sanford Health)	A+/A1	800,000	944,448
	South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2029 (Sanford Health)	A+/A1	1,000,000	1,174,030
	TENNESSEE — 1.03%
	County of Shelby Health, Educational and Housing Facility Board, 5.00% due 5/1/2027 (Methodist Le Bonheur Healthcare)	AA-/A1	635,000	773,652
	County of Shelby Health, Educational and Housing Facility Board, 5.00% due 5/1/2031 (Methodist Le Bonheur Healthcare)	AA-/A1	1,260,000	1,492,836
	County of Shelby Health, Educational and Housing Facility Board, 5.00% due 5/1/2035 (Methodist Le Bonheur Healthcare)	AA-/A1	1,665,000	1,931,633
	Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (The Gas Project)	BBB+/A3	2,500,000	2,845,325
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (The Gas Project)	BBB+/A3	7,000,000	8,162,350
	TEXAS — 12.71%
	Austin Community College District, 5.50% due 8/1/2023 pre-refunded 8/1/2018 (Round Rock Campus)	AA/Aa2	2,180,000	2,262,709
	Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,165,000	1,167,260
	City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2033 (Water and Wastewater System)	AA/Aa2	4,000,000	4,750,440
	City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2035 (Water and Wastewater System)	AA/Aa2	8,185,000	9,647,987
	City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2036 (Water and Wastewater System)	AA/Aa2	6,985,000	8,202,695
	City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,000,000	1,103,420
	City of Dallas GO, 5.00% due 2/15/2025 (Public Improvements)	AA-/NR	1,000,000	1,179,550
	City of Dallas GO, 5.00% due 2/15/2028 (Trinity River Corridor Infrastructure)	AA-/A1	1,000,000	1,148,500
	City of Dallas GO, 5.00% due 2/15/2028 (Public Improvements)	AA-/NR	3,635,000	4,222,779

Annual Report  |  17

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Dallas GO, 5.00% due 2/15/2030 (Public Improvements)	AA-/NR	$3,585,000	$4,114,074
City of Dallas GO, 5.00% due 2/15/2034 (Public Improvements)	AA-/NR	1,500,000	1,684,515
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	607,822
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,281,559
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,052,063
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	5,000,000	5,450,950
City of Houston GO, 5.00% due 3/1/2021 (Public Improvements)	AA/Aa3	5,000,000	5,613,100
City of Houston GO, 5.00% due 3/1/2023 (Public Improvements)	AA/Aa3	5,000,000	5,863,100
City of Houston GO, 5.00% due 3/1/2027 (Public Improvements)	AA/Aa3	1,175,000	1,409,366
City of McAllen, 5.00% due 3/1/2028 (International Toll Bridge; Insured: AGM)	AA/NR	1,390,000	1,648,762
City of McAllen, 5.00% due 3/1/2029 (International Toll Bridge; Insured: AGM)	AA/NR	590,000	693,073
City of McAllen, 5.00% due 3/1/2030 (International Toll Bridge; Insured: AGM)	AA/NR	1,530,000	1,788,692
City of McAllen, 5.00% due 3/1/2031 (International Toll Bridge; Insured: AGM)	AA/NR	1,610,000	1,870,144
City of McAllen, 5.00% due 3/1/2032 (International Toll Bridge; Insured: AGM)	AA/NR	1,000,000	1,155,900
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 pre-refunded 8/15/2019 (IDEA Public Schools)	BBB+/NR	5,050,000	5,397,187
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A/A2	2,065,000	2,305,366
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A/A2	1,160,000	1,285,396
City of San Antonio, 2.25% due 2/1/2033 (Electric and Gas Systems)	AA-/NR	4,655,000	4,751,219
City of San Antonio, 5.00% due 5/15/2033 (Water System)	AA/Aa2	1,500,000	1,765,170
City of San Antonio, 5.00% due 5/15/2034 (Water System)	AA/Aa2	1,575,000	1,842,845
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2019 (Electric and Gas Systems)	AA-/Aa2	5,200,000	5,382,988
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A1	2,705,000	3,164,228
Dallas Area Rapid Transit, 5.00% due 12/1/2034	AA+/Aa2	5,475,000	6,401,479
Dallas Area Rapid Transit, 5.00% due 12/1/2035	AA+/Aa2	4,000,000	4,667,280
Dallas Area Rapid Transit, 5.00% due 12/1/2036	AA+/Aa2	3,000,000	3,488,520
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	A/A2	1,905,000	2,304,002
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,495,060
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	NR/NR	415,000	492,285
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	360,000	425,495
Katy ISD GO, 5.00% due 2/15/2034 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,560,000	8,868,107
Kimble County Hospital District GO, 5.00% due 8/15/2018 (Medical Facilities Improvements) (ETM)	NR/NR	525,000	543,785
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	3,000,000	3,256,050
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	63,787
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	10,776,974
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	288,325
North Texas Tollway Authority, 5.00% due 1/1/2020 (NTTA System)	A/A1	2,000,000	2,169,520
Round Rock ISD GO, 5.00% due 8/1/2028 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,840,000	3,436,911
Round Rock ISD GO, 5.00% due 8/1/2029 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,980,000	3,587,622
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 pre-refunded 8/15/2020 (IDEA Public Schools)	BBB+/NR	1,590,000	1,792,439
State of Texas, 4.00% due 8/30/2018 (Cash Flow Management)	SP-1+/Mig1	20,000,000	20,543,400
Tarrant Regional Water District, 5.00% due 3/1/2028 (Water Control and Improvement)	AAA/NR	2,000,000	2,414,440
Tarrant Regional Water District, 5.00% due 3/1/2029 (Water Control and Improvement)	AAA/NR	1,650,000	1,977,937
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,943,463
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,500,000	1,758,885
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	BBB+/Baa1	750,000	876,990
Texas Transportation Commission GO, 5.00% due 4/1/2022 (Highway Improvements)	AAA/Aaa	1,000,000	1,158,100
Texas Transportation Commission GO, 5.00% due 4/1/2023 (Highway Improvements)	AAA/Aaa	1,000,000	1,182,710
Texas Transportation Commission GO, 5.00% due 4/1/2024 (Highway Improvements)	AAA/Aaa	1,000,000	1,206,710
Trinity River Authority, 5.00% due 2/1/2025 (Red Oak Creek System)	AA-/NR	625,000	750,394
Uptown Development Authority, 5.50% due 9/1/2029 pre-refunded 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,250,000	1,354,888
U.S. VIRGIN ISLANDS — 0.23%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Caa2	5,000,000	3,365,600
UTAH — 0.32%
City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	2,000,000	2,000,000
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020 pre-refunded 4/1/2018	NR/Aa2	1,250,000	1,277,425
Weber County, 0.90% due 2/15/2031 put 10/2/2017 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	1,500,000	1,500,000
VIRGINIA — 0.04%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	A/NR	490,000	523,080

18  |  Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
WASHINGTON — 2.92%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	$3,000,000	$3,159,030
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,180,323
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,390,420
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	600,000	691,278
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,342,573
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,617,285
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,440,970
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,740,796
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,451,223
State of Washington COP, 5.00% due 7/1/2030 (Acquisition and Improvements of Real and Personal Property)	NR/Aa2	4,415,000	5,299,545
State of Washington COP, 5.00% due 7/1/2031 (Acquisition and Improvements of Real and Personal Property)	NR/Aa2	4,635,000	5,534,978
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,083,470
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,118,520
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 pre-refunded 8/15/2018 (MultiCare Systems; Insured: AGM)	AA/Aa3	1,000,000	1,037,240
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,160,141
WISCONSIN — 2.36%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2020 (Agnesian Healthcare)	NR/NR	770,000	850,835
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare)	A/A2	1,400,000	1,525,398
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,220,629
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,750,870
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A/A2	5,000,000	5,478,100
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,546,400
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,665,014
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2035 (Ascension Health)	AA+/Aa2	10,000,000	11,493,700
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2036 (Ascension Health)	AA+/Aa2	3,000,000	3,433,380

TOTAL INVESTMENTS — 99.34% (Cost $1,412,415,167)			$1,470,093,584

OTHER ASSETS LESS LIABILITIES — 0.66%			9,760,460

NET ASSETS — 100.00%			$1,479,854,044

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.	GO	General Obligation
AMBAC	Insured by American Municipal Bond Assurance Corp.	HFA	Health Facilities Authority
AMT	Alternative Minimum Tax	HFFA	Health Facilities Financing Authority
BAM	Insured by Build America Mutual Insurance Co.	IDA	Industrial Development Authority
COP	Certificates of Participation	ISD	Independent School District
DFA	Development Finance Authority	Mtg	Mortgage
EDA	Economic Development Authority	Natl-Re	Insured by National Public Finance Guarantee Corp.
ETM	Escrowed to Maturity	PSF	Guaranteed by Permanent School Fund
FHA	Insured by Federal Housing Administration	Q-SBLF	Insured by Qualified School Bond Loan Fund
GNMA	Collateralized by Government National Mortgage Association	USD	Unified School District

See notes to financial statements.

Annual Report  |  19

Statement of Assets and Liabilities

Thornburg Intermediate Municipal Fund  |  September 30, 2017

ASSETS

Investments at value (cost $1,412,415,167) (Note 3)	$1,470,093,584
Cash	4,454,898
Receivable for investments sold	5,555,000
Receivable for fund shares sold	2,089,235
Interest receivable	16,657,024
Prepaid expenses and other assets	23,510

Total Assets	1,498,873,251

LIABILITIES

Payable for investments purchased	15,971,994
Payable for fund shares redeemed	1,691,541
Payable to investment advisor and other affiliates (Note 4)	791,959
Accounts payable and accrued expenses	272,163
Dividends payable	291,550

Total Liabilities	19,019,207

NET ASSETS	$1,479,854,044

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(3,657)
Net unrealized appreciation on investments	57,678,417
Accumulated net realized gain (loss)	(7,436,420)
Net capital paid in on shares of beneficial interest	1,429,615,704

$1,479,854,044

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($387,790,334 applicable to 27,410,387 shares of beneficial interest outstanding - Note 5)	$14.15

Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.44

Class C Shares:
Net asset value and offering price per share* ($140,175,708 applicable to 9,895,297 shares of beneficial interest outstanding - Note 5)	$14.17

Class I Shares:
Net asset value, offering and redemption price per share ($951,888,002 applicable to 67,367,359 shares of beneficial interest outstanding - Note 5)	$14.13

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20  |  Annual Report

Statement of Operations

Thornburg Intermediate Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $14,509,587)	$45,711,670

EXPENSES
Investment advisory fees (Note 4)	6,697,134
Administration fees (Note 4)
Class A Shares	520,708
Class C Shares	192,039
Class I Shares	459,071
Distribution and service fees (Note 4)
Class A Shares	1,041,416
Class C Shares	920,429
Transfer agent fees
Class A Shares	231,600
Class C Shares	80,157
Class I Shares	756,146
Registration and filing fees
Class A Shares	23,034
Class C Shares	20,312
Class I Shares	62,236
Custodian fees (Note 2)	172,566
Professional fees	57,073
Accounting fees (Note 4)	53,545
Trustee fees	63,300
Other expenses	97,370

Total Expenses	11,448,136
Less:
Expenses reimbursed by investment advisor (Note 4)	(47,514)

Net Expenses	11,400,622

Net Investment Income	34,311,048

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(7,345,009)
Net change in unrealized appreciation (depreciation) on investments	(30,486,170)

Net Realized and Unrealized Loss	(37,831,179)

Net Decrease in Net Assets Resulting from Operations	$(3,520,131)

See notes to financial statements.

Annual Report  |  21

Statements of Changes in Net Assets

Thornburg Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$34,311,048	$31,582,883
Net realized gain (loss) on investments	(7,345,009)	87,293
Net unrealized appreciation (depreciation) on investments	(30,486,170)	29,544,061

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,520,131)	61,214,237

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(8,971,652)	(8,992,508)
Class C Shares	(2,814,365)	(2,806,252)
Class I Shares	(22,525,031)	(19,784,123)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(68,147,256)	35,033,185
Class C Shares	(25,962,271)	6,640,373
Class I Shares	15,637,165	190,211,712

Net Increase (Decrease) in Net Assets	(116,303,541)	261,516,624

NET ASSETS

Beginning of Year	1,596,157,585	1,334,640,961

End of Year	$1,479,854,044	$1,596,157,585

Distribution in excess of net investment income	$(3,657)	$(3,781)

See notes to financial statements.

22  |  Annual Report

Notes to Financial Statements

Thornburg Intermediate Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,412,415,167

Gross unrealized appreciation on a tax basis	$61,176,840
Gross unrealized depreciation on a tax basis	(3,498,423)

Net unrealized appreciation (depreciation) on investments (tax basis)	$57,678,417

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $7,436,422. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

During the year ended September 30, 2017, the Fund utilized $91,303 of long-term capital loss carryforwards generated after September 30, 2011.

In order to account for permanent book to tax differences, the Fund decreased distribution in excess of net investment income by $124 and decreased net capital paid in on shares of beneficial interest by $124. Reclassifications have no impact upon the net asset value of the Fund and result primarily from a nondeductible excise tax liability.

At September 30, 2017, the Fund had $287,892 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$34,185,578	$31,504,595
Ordinary income	125,470	78,288

Total	$34,311,048	$31,582,883

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

24  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report  |  25

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,470,093,584	$–	$1,470,093,584	$–

Total Investments in Securities	$1,470,093,584	$–	$1,470,093,584	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2017 was 0.45% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $53,545 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $1,818 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,871 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C of shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

26  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $47,514 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.3%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $33,910,000 in purchases and $15,380,000 in sales generating no realized gains or losses.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,977,534	$55,804,317	9,279,089	$133,413,786
Shares issued to shareholders in reinvestment of dividends	590,411	8,305,921	574,357	8,275,394
Shares repurchased	(9,443,471)	(132,257,494)	(7,420,820)	(106,655,995)

Net increase (decrease)	(4,875,526)	$(68,147,256)	2,432,626	$35,033,185

Class C Shares
Shares sold	802,423	$11,309,603	1,913,796	$27,572,239
Shares issued to shareholders in reinvestment of dividends	170,880	2,407,180	165,842	2,392,143
Shares repurchased	(2,817,438)	(39,679,054)	(1,617,751)	(23,324,009)

Net increase (decrease)	(1,844,135)	$(25,962,271)	461,887	$6,640,373

Class I Shares
Shares sold	24,690,644	$345,934,491	25,331,370	$364,312,426
Shares issued to shareholders in reinvestment of dividends	1,412,131	19,847,563	1,211,588	17,444,423
Shares repurchased	(25,049,596)	(350,144,889)	(13,320,008)	(191,545,137)

Net increase	1,053,179	$15,637,165	13,222,950	$190,211,712

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $320,344,377 and $322,858,001, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  27

Financial Highlights

Thornburg Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$14.47	0.30	(0.32)	(0.02)	(0.30)	–	(0.30)	$14.15
2016(b)	$14.17	0.29	0.30	0.59	(0.29)	–	(0.29)	$14.47
2015(b)	$14.23	0.30	(0.06)	0.24	(0.30)	–	(0.30)	$14.17
2014(b)	$13.76	0.34	0.47	0.81	(0.34)	–	(0.34)	$14.23
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	–	(0.33)	$13.76

CLASS C SHARES

2017	$14.49	0.26	(0.32)	(0.06)	(0.26)	–	(0.26)	$14.17
2016	$14.19	0.24	0.30	0.54	(0.24)	–	(0.24)	$14.49
2015	$14.25	0.25	(0.06)	0.19	(0.25)	–	(0.25)	$14.19
2014	$13.78	0.30	0.47	0.77	(0.30)	–	(0.30)	$14.25
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	–	(0.29)	$13.78

CLASS I SHARES

2017	$14.46	0.35	(0.33)	0.02	(0.35)	–	(0.35)	$14.13
2016	$14.15	0.33	0.31	0.64	(0.33)	–	(0.33)	$14.46
2015	$14.22	0.34	(0.07)	0.27	(0.34)	–	(0.34)	$14.15
2014	$13.75	0.38	0.47	0.85	(0.38)	–	(0.38)	$14.22
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	–	(0.38)	$13.75

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28  |  Annual Report

Financial Highlights, Continued

Thornburg Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

2.15	0.92	0.92	0.92	(0.08)	24.04	$387,790
2.00	0.92	0.92	0.92	4.17	10.80	$467,335
2.09	0.92	0.92	0.92	1.68	13.49	$423,113
2.43	0.92	0.92	0.92	5.95	14.85	$417,369
2.37	0.92	0.92	0.92	(0.91)	29.18	$429,941

1.83	1.24	1.24	1.27	(0.40)	24.04	$140,176
1.68	1.24	1.24	1.27	3.84	10.80	$170,149
1.77	1.24	1.24	1.28	1.35	13.49	$160,042
2.11	1.24	1.24	1.29	5.61	14.85	$157,126
2.05	1.24	1.24	1.30	(1.22)	29.18	$159,727

2.45	0.62	0.62	0.62	0.15	24.04	$951,888
2.30	0.61	0.61	0.61	4.57	10.80	$958,674
2.39	0.62	0.62	0.62	1.91	13.49	$751,486
2.73	0.62	0.61	0.62	6.28	14.85	$618,280
2.68	0.61	0.61	0.61	(0.53)	29.18	$449,501

Annual Report  |  29

Report of Independent Registered Public Accounting Firm

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of the

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Intermediate Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

30  |  Annual Report

Expense Example

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,024.10	$4.65
Hypothetical*	$1,000.00	$1,020.47	$4.65

CLASS C SHARES

Actual	$1,000.00	$1,022.40	$6.27
Hypothetical*	$1,000.00	$1,018.86	$6.26

CLASS I SHARES

Actual	$1,000.00	$1,025.60	$3.13
Hypothetical*	$1,000.00	$1,021.98	$3.12

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  31

Trustees and Officers

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

32  |  Annual Report

Trustees and Officers, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  33

Trustees and Officers, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34  |  Annual Report

Other Information

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $34,185,578 (or the maximum allowed) are tax exempt dividends and $125,470 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for

Annual Report  |  35

Other Information, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total Fund expenses for two Fund share classes to the fee levels and expenses of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was higher than the median and average fee levels for the fund category, the level of total expense for one representative share class was higher than the median and average expense levels for the category, and that the total level of expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level for one share class was higher than the peer group median but comparable to other funds in the group, and that the advisory fee level for the second share class was comparable to the median fee level for its peer group. The data further showed that the total expense level for one of the Fund share classes was higher than the median of its peer group but was comparable to other funds in the peer group, while the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

36  |  Annual Report

Other Information, Continued

Thornburg Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  37

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

38  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH079

Annual Report September 30, 2017 THORNBURG STRATEGIC MUNICIPAL INCOME FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Strategic Municipal Income Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares decreased by 39 cents to $15.14 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 34.8 cents per share. Dividends were lower for the Class C shares and higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 0.23% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 0.97% total return for the BofA Merrill Lynch Municipal Master Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 1.20%. The impact from the Fund’s 1.76 years shorter duration added 0.25%, while credit quality allocations detracted 0.07%. Other risk factors detracted 0.27%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017 Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50%—0.75% at the beginning of the year to 1.00%—1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

to reduce its holdings of U.S. Treasury and mortgage-backed securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

The municipal bond market’s returns were a result of rising rates across the yield curve—with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure 1	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond

Annual Report   |  5

Letter to Shareholders, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

insurers. This is particularly concerning, as today only about 7% to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio.

These asset classes are not always positively correlated and can therefore dampen the overall portfolio’s volatility.

Thank you for your continued trust is us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.

A Shares (Incep: 4/1/09)
Without sales charge	-0.23%	2.17%	2.59%	6.34%

With sales charge	-2.24%	1.49%	2.17%	6.09%
C Shares (Incep: 4/1/09)
Without sales charge	-0.59%	1.85%	2.27%	6.02%

With sales charge	-1.18%	1.85%	2.27%	6.02%

I Shares (Incep: 4/1/09)	0.09%	2.50%	2.91%	6.66%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.41%
SEC Yield	1.25%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.29%; C shares, 1.66%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.51%; I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.23%, and the SEC yield would have been 1.07%.

Glossary

The BofA Merrill Lynch Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report   |  7

Fund Summary

Thornburg Strategic Municipal Income Fund   |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	215
Effective Duration	5.1 Yrs
Average Maturity	9.5 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

8  |  Annual Report

Schedule of Investments

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
ARIZONA — 1.34%
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	$2,500,000	$2,865,550
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	741,062
ARKANSAS — 0.43%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,162,870
CALIFORNIA — 16.55%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,753,341
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	662,398
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	1,500,000	1,719,600
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	460,261
California HFFA, 5.00% due 8/15/2036 (Children’s Hospital Los Angeles)	BBB+/Baa2	500,000	568,875
California Municipal Finance Authority, 8.50% due 11/1/2039 pre-refunded 11/1/2019 (Harbor Regional Center)	NR/A3	1,000,000	1,153,740
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	1,000,000	1,073,700
California School Cash Reserve Program Authority, 3.00% due 6/29/2018	SP-1+/NR	2,000,000	2,034,260
California State Public Works Board, 5.00% due 4/1/2028 (Corrections, Rehabilitation and Judicial Council)	A+/A1	1,000,000	1,142,900
California State Public Works Board, 6.25% due 4/1/2034 pre-refunded 4/1/2019 (Department of General Services-Office Buildings 8 and 9 Renovation)	A+/Aaa	100,000	107,951
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	95,000	98,356
California Statewide Communities Development Authority, 5.00% due 5/15/2035 (Irvine East Campus Apartments)	NR/Baa1	2,975,000	3,416,936
California Statewide Communities Development Authority, 6.125% due 7/1/2046 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	995,000	1,059,874
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,115,000	1,557,909
Carson Redevelopment Agency, 7.00% due 10/1/2036 pre-refunded 10/1/2019 (Project Area 1)	A-/NR	500,000	559,790
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,503,765
City of Los Angeles GO, 5.00% due 6/28/2018 (Cash Flow Management)	SP-1+/Mig1	2,000,000	2,060,560
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A+/NR	1,000,000	1,111,110
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,876,705
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,895,793
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	711,541
County of Los Angeles GO, 5.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/Mig1	1,000,000	1,030,390
County of Riverside, 2.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/NR	3,000,000	3,027,210
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A+/NR	650,000	654,778
M-S-R Energy Authority, 6.50% due 11/1/2039	BBB+/NR	1,000,000	1,408,630
Oakland USD GO, 5.00% due 8/1/2035 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,163,010
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A/NR	1,285,000	1,181,943
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	A/A1	535,000	502,360
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	A/A2	1,025,000	908,437
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 pre-refunded 8/1/2019 (Mission Bay North Redevelopment)	A-/NR	250,000	275,303
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 pre-refunded 2/1/2021 (Mission Bay North Redevelopment)	A-/NR	500,000	593,075
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	AA-/A1	1,000,000	1,092,300
State of California GO, 5.00% due 8/1/2032 (Kindergarten-University Facilities)	AA-/Aa3	4,600,000	5,502,750
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	702,660
COLORADO — 1.38%
Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	BBB-/Baa2	1,000,000	1,178,310
Eagle River Fire District, 6.625% due 12/1/2024 pre-refunded 12/1/2019	NR/NR	225,000	251,570
Eagle River Fire District, 6.875% due 12/1/2030 pre-refunded 12/1/2019	NR/NR	400,000	449,284
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	BBB+/Baa1	285,000	292,259
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	BBB+/Baa1	260,000	364,156
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	545,960
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	565,000	635,111
CONNECTICUT — 1.52%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 pre-refunded 7/1/2019 (Ethel Walker School)	NR/NR	1,000,000	1,086,590
State of Connecticut GO Floating Rate Note, 1.63% due 6/15/2018 (Various Capital Projects)	A+/A1	3,000,000	3,007,890
DELAWARE — 0.40%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB/NR	1,000,000	1,087,170

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	DISTRICT OF COLUMBIA — 0.41%
	Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	$1,500,000	$1,106,415
	FLORIDA — 4.55%
	City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	AA-/A1	1,790,000	1,806,611
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	A-/Baa1	1,000,000	1,101,540
	Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2028 (Nova Southeastern University)	A-/Baa1	1,250,000	1,464,087
	Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A/A2	625,000	723,638
	Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A/A2	625,000	745,319
	Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A+/A1	1,100,000	1,246,113
	Orange County, 5.00% due 10/1/2031 (Tourist Development)	AA-/Aa3	1,000,000	1,185,410
	Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	540,455
	Sarasota County Public Hospital Board, 3.619% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	A/A1	1,000,000	1,039,670
	Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	A/NR	630,000	672,286
	Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/A3	1,500,000	1,725,270
	GEORGIA — 1.33%
	Atlanta Development Authority, 6.50% due 1/1/2029 (Georgia Proton Treatment Center)	NR/NR	1,000,000	1,030,200
	City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa2	500,000	554,015
	Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,073,840
	Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/A3	515,000	524,115
	Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	BBB+/NR	350,000	404,040
	GUAM — 3.66%
	Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,000,000	2,176,600
	Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	3,000,000	3,251,760
	Government of Guam, 5.75% due 12/1/2034 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	549,970
	Government of Guam Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,051,290
	Government of Guam GO, 7.00% due 11/15/2039 pre-refunded 11/15/2019 (Economic Development)	NR/NR	520,000	583,783
	Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,124,580
	Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	500,000	569,675
	Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	544,615
	HAWAII — 0.37%
a	City and County of Honolulu GO Floating Rate Note, 1.20% due 9/1/2028 (Rail Transit Project)	NR/Aa1	1,000,000	1,000,300
	IDAHO — 0.57%
	State of Idaho GO, 4.00% due 6/29/2018 (Cash Flow Management)	SP-1+/Mig1	1,500,000	1,533,855
	ILLINOIS — 8.42%
	Chicago Park District, 5.00% due 1/1/2027	AA+/NR	825,000	963,212
	Chicago Park District GO, 5.00% due 1/1/2035 (Various Capital Projects)	AA+/NR	2,000,000	2,185,920
	City of Chicago, 5.00% due 1/1/2018	BB+/Ba1	500,000	503,525
	City of Chicago, 0% due 11/1/2018 (Water System Improvements; Insured: AMBAC)	A+/Baa1	305,000	300,126
	City of Chicago, 5.00% due 1/1/2022	BB+/Ba1	1,195,000	1,289,262
	City of Chicago, 5.00% due 11/1/2029 (Water System Improvements)	A/Baa2	200,000	218,430
	City of Chicago, 5.00% due 1/1/2030 (Wastewater Transmission System)	A/NR	1,500,000	1,674,540
	City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA/A2	500,000	544,420
	City of Chicago, 5.00% due 1/1/2031 (Chicago O’Hare International Airport)	A/NR	500,000	585,380
	Cook County GO, 5.25% due 11/15/2033	AA-/A2	1,000,000	1,072,230
	Illinois Finance Authority, 5.00% due 3/1/2027 (Southern Illinois Healthcare)	A+/NR	500,000	593,900
	Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA+/Aa2	2,195,000	2,534,194
	Illinois Finance Authority, 5.00% due 3/1/2032 (Southern Illinois Healthcare)	A+/NR	500,000	572,700
	Illinois Finance Authority, 5.00% due 3/1/2034 (Southern Illinois Healthcare)	A+/NR	200,000	226,816
	Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,570,859
	Illinois Finance Authority, 5.75% due 11/15/2037 pre-refunded 11/15/2017 (OSF Healthcare System)	A/A2	330,000	332,089
	Illinois Finance Authority, 6.00% due 5/15/2039 pre-refunded 5/15/2020 (OSF Healthcare System)	NR/NR	990,000	1,111,859
	Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	1,000,000	1,144,120
	Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,156,440
	Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,575,300
	Metropolitan Water Reclamation District of Greater Chicago GO, 5.25% due 12/1/2032 (Various Capital Improvement Projects)	AA+/Aa2	40,000	49,196
	Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	481,570
	INDIANA — 1.90%
	City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	1,000,000	1,165,210
	City of Whiting Environmental Facilities, 5.00% due 3/1/2046 (BP Products North America Inc. Project) (AMT)	A-/A1	2,500,000	2,860,475
	Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,095,770

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
KANSAS — 1.19%
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	$895,000	$866,163
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,160,740
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,164,200
KENTUCKY — 2.30%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 pre-refunded 11/1/2018 (Project No. 89; Insured: AGM)	AA/A1	2,500,000	2,610,800
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A/A3	540,000	576,121
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	715,000	655,390
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	A/A3	2,650,000	2,350,259
LOUISIANA — 1.90%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	A-/NR	400,000	452,368
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,289,100
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,377,710
MASSACHUSETTS — 0.77%
Commonwealth of Massachusetts GO, 0.94% due 3/1/2026 put 10/2/2017 (SPA: Barclays Bank plc) (daily demand notes)	AA/Aa1	1,000,000	1,000,000
Massachusetts Development Finance Agency, 5.00% due 7/1/2032 (Jordan Hospital and Milton Hospital)	A-/A3	355,000	404,579
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (Jordan Hospital and Milton Hospital)	A-/A3	200,000	226,894
Massachusetts Educational Financing Authority, 5.10% due 1/1/2018 (MEFA Loan Program) (AMT)	AA/NR	240,000	242,153
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028 (MEFA Loan Program)	AA/NR	195,000	206,277
MICHIGAN — 5.58%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Educational Facilities and Equipment)	A+/Aa3	1,250,000	1,450,175
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,169,720
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,119,430
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa1	1,000,000	1,128,430
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa1	1,000,000	1,201,690
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 pre-refunded 5/15/2020 (Bronson Methodist Hospital)	NR/NR	550,000	604,126
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	450,000	482,346
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 pre-refunded 5/15/2021 (Bronson Methodist Hospital)	NR/NR	860,000	980,168
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Methodist Hospital)	NR/A2	140,000	151,648
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	253,665
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,080,840
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	975,000	1,010,402
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	1,000,000	1,097,790
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	296,965
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	748,696
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	943,321
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,298,722
MISSOURI — 1.12%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	420,000	426,497
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,589,143
NEBRASKA — 0.75%
Douglas County Health Facilities, 5.00% due 11/1/2029 (Nebraska Methodist Health System)	A-/NR	950,000	1,100,309
Douglas County Health Facilities, 5.00% due 11/1/2030 (Nebraska Methodist Health System)	A-/NR	800,000	922,096
NEW JERSEY — 3.63%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/Aaa	750,000	816,577
New Jersey Economic Development Authority, 5.50% due 6/15/2030 (School Facilities Construction)	BBB+/Baa1	1,000,000	1,180,200
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	1,000,000	1,094,160
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	A/A3	1,000,000	1,211,860
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,083,530
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,387,900
New Jersey Transportation Trust Fund Authority, 2.08% due 6/15/2034 (State Transportation System Improvements)	BBB+/Baa1	1,000,000	990,880
NEW MEXICO — 1.38%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	1,000,000	1,076,930
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,639,275
NEW YORK — 11.69%
City of New York GO, 0.90% due 8/1/2022 put 10/2/2017 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	1,500,000	1,500,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,571,920

Annual Report  |  11

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	$2,000,000	$2,364,840
	City of New York GO, 0.92% due 4/1/2042 put 10/2/2017 (City Budget Financial Management; LOC: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	3,845,000	3,845,000
	New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,000,000	1,000,000
	New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	9,600,000	9,600,000
	New York City Transitional Finance Authority, 0.93% due 11/1/2022 put 10/2/2017 (WTC Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	1,905,000	1,905,000
	New York City Transitional Finance Authority, 0.93% due 8/1/2031 put 10/2/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	2,250,000	2,250,000
	New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 10/2/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	700,000	700,000
	New York State Housing Finance Agency, 0.92% due 11/1/2046 put 10/2/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	600,000	600,000
	Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2022	A/NR	1,000,000	1,138,420
	Town of Oyster Bay GO, 3.50% due 2/2/2018	NR/NR	1,000,000	1,006,050
	Town of Oyster Bay GO, 2.50% due 6/1/2018 (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts)	NR/NR	1,985,000	1,992,880
	NORTH CAROLINA — 0.65%
	North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,749,465
	OHIO — 1.45%
	Akron, Bath and Copley Joint Hospital District, 5.25% due 11/15/2030 (Summa Health)	NR/Baa1	1,420,000	1,647,129
	American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	500,000	507,910
	City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	719,981
	Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: Fifth Third Bank)	BBB+/NR	945,000	1,029,493
	OREGON — 0.96%
b	State of Oregon GO, 5.00% due 9/28/2018 (Cash Management)	SP-1+/MIG1	2,500,000	2,597,425
	PENNSYLVANIA — 6.35%
	Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	895,000	965,383
	City of Philadelphia, 5.00% due 8/1/2036 (Philadelphia Gas Works)	NR/NR	1,000,000	1,155,430
	Coatesville Area School District GO, 5.00% due 8/1/2024 (Insured: AGM) (State Aid Withholding)	AA/A2	975,000	1,155,472
	Coatesville Area School District GO, 5.00% due 8/1/2025 (Insured: AGM) (State Aid Withholding)	AA/A2	500,000	599,030
	County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	1,000,000	1,126,180
	Cumberland County Municipal Authority, 5.00% due 1/1/2018 (Diakon Lutheran Social Ministries)	NR/NR	580,000	585,203
	Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	2,862,196
	Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,145,000	1,152,122
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	770,000	871,001
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	535,000	587,494
	Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	695,000	786,865
b	Pennsylvania Turnpike Commission, 5.00% due 12/1/2037	NR/A1	750,000	871,013
	Philadelphia Authority for Industrial Development, 5.00% due 9/1/2035 (Thomas Jefferson University)	A+/A2	1,500,000	1,718,100
	Philadelphia IDA, 6.00% due 8/1/2035 pre-refunded 8/1/2020 (Mast Charter School)	BBB/NR	1,000,000	1,135,310
	Philadelphia Municipal Authority, 5.00% due 4/1/2038 (Juvenile Justice Services Center)	A+/A2	1,360,000	1,529,606
	RHODE ISLAND — 0.28%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 pre-refunded 9/1/2020	NR/NR	90,000	103,933
	Pawtucket Housing Authority, 5.50% due 9/1/2022	A+/NR	225,000	255,251
	Pawtucket Housing Authority, 5.50% due 9/1/2024 pre-refunded 9/1/2020	NR/NR	100,000	115,481
	Pawtucket Housing Authority, 5.50% due 9/1/2024	A+/NR	250,000	283,148
	SOUTH CAROLINA — 0.73%
	South Carolina Public Service Authority, 5.00% due 12/1/2034 (Summer Nuclear Units 2 and 3)	A+/A1	1,780,000	1,968,805
	SOUTH DAKOTA — 0.46%
	South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	440,376
	South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	798,975
	TENNESSEE — 0.65%
	Shelby County Health, Educational and Housing Facility, 5.00% due 5/1/2036 (Methodist Le Bonheur Healthcare)	AA-/A1	1,000,000	1,155,640
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BBB+/A3	500,000	591,425
	TEXAS — 10.94%
	Austin Convention Enterprises, Inc., 5.00% due 1/1/2032 (Convention Center Hotel First Tier)	BBB+/NR	500,000	576,340
	Austin Convention Enterprises, Inc., 5.00% due 1/1/2033 (Convention Center Hotel First Tier)	BBB+/NR	600,000	686,934
	Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Convention Center Hotel First Tier)	BBB+/NR	500,000	569,860

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of Dallas GO, 5.00% due 2/15/2031 (Public Improvements)	AA-/NR	$1,930,000	$2,201,532
	City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,177,910
	City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	375,524
a	City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	2,955,575
	City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,749,671
	City of Houston GO, 5.00% due 3/1/2032 (Public Improvements)	AA/Aa3	3,000,000	3,511,710
	City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A1	1,165,000	1,362,782
	Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,302,860
	Kimble County Hospital District, 6.25% due 8/15/2033 pre-refunded 8/15/2019	NR/NR	500,000	547,695
	La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	1,000,000	1,094,610
	Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	23,195
	Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,411,087
	San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021 (Natural Gas Supply Agreement)	BBB+/A3	40,000	45,385
	San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 pre-refunded 8/15/2020 (IDEA Public Schools)	BBB+/NR	1,000,000	1,156,630
	State of Texas, 4.00% due 8/30/2018 (Cash Flow Management)	SP-1+/Mig1	3,400,000	3,492,378
	Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,115,220
	Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,118,150
	U.S. VIRGIN ISLANDS — 0.38%
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029 (Diageo Project)	NR/Caa2	1,500,000	1,009,680
	UTAH — 2.43%
	City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	2,800,000	2,800,000
	City of Murray, 0.92% due 5/15/2036 put 10/2/2017 (IHC Health Services, Inc.) (daily demand notes)	AA+/Aa1	1,500,000	1,500,000
	Herriman City, 4.75% due 11/1/2022 pre-refunded 5/1/2020 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,092,810
	Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,160,620
	WASHINGTON — 1.78%
	Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 pre-refunded 12/1/2017 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,522,563
	Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,092,370
	Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	BBB+/Baa1	2,000,000	2,186,080

	TOTAL INVESTMENTS — 100.20% (Cost $255,143,878)			$269,875,356

	LIABILITIES NET OF OTHER ASSETS — (0.20)%			(532,668)

	NET ASSETS — 100.00%			$269,342,688

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments	ETM	Escrowed to Maturity
ACA	Insured by American Capital Access	GO	General Obligation
AGM	Insured by Assured Guaranty Municipal Corp.	HFA	Health Facilities Authority
AMBAC	Insured by American Municipal Bond Assurance Corp.	HFFA	Health Facilities Financing Authority
AMT	Alternative Minimum Tax	IDA	Industrial Development Authority
BAM	Insured by Build America Mutual Insurance Co.	Mtg	Mortgage
COP	Certificates of Participation	Natl-Re	Insured by National Public Finance Guarantee Corp.
DFA	Development Finance Authority	Q-SBLF	Insured by Qualified School Bond Loan Fund
EDA	Economic Development Authority	USD	Unified School District

See notes to financial statements.

Annual Report  |  13

Statement of Assets and Liabilities

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

ASSETS

Investments at value (cost $255,143,878) (Note 3)	$269,875,356
Cash	676,225
Receivable for investments sold	95,000
Receivable for fund shares sold	268,975
Interest receivable	3,026,932
Prepaid expenses and other assets	21,440

Total Assets	273,963,928

LIABILITIES

Payable for investments purchased	3,470,118
Payable for fund shares redeemed	853,114
Payable to investment advisor and other affiliates (Note 4)	162,050
Accounts payable and accrued expenses	96,980
Dividends payable	38,978

Total Liabilities	4,621,240

NET ASSETS	$269,342,688

NET ASSETS CONSIST OF

Undistributed net investment income	$3,111
Net unrealized appreciation on investments	14,731,478
Accumulated net realized gain (loss)	(1,410,396)
Net capital paid in on shares of beneficial interest	256,018,495

$269,342,688

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($61,524,946 applicable to 4,062,919 shares of beneficial interest outstanding - Note 5)	$15.14

Maximum sales charge, 2.00% of offering price	0.31

Maximum offering price per share	$15.45

Class C Shares:
Net asset value and offering price per share* ($32,926,360 applicable to 2,172,138 shares of beneficial interest outstanding - Note 5)	$15.16

Class I Shares:
Net asset value, offering and redemption price per share ($174,891,382 applicable to 11,538,490 shares of beneficial interest outstanding - Note 5)	$15.16

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

14  |  Annual Report

Statement of Operations

Thornburg Strategic Municipal Income Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $2,028,051)	$9,686,919

EXPENSES

Investment advisory fees (Note 4)	2,141,091
Administration fees (Note 4)
Class A Shares	84,723
Class C Shares	44,791
Class I Shares	90,934
Distribution and service fees (Note 4)
Class A Shares	169,446
Class C Shares	213,999
Transfer agent fees
Class A Shares	60,743
Class C Shares	26,624
Class I Shares	132,632
Registration and filing fees
Class A Shares	22,708
Class C Shares	20,261
Class I Shares	19,877
Custodian fees (Note 2)	65,422
Professional fees	41,941
Accounting fees (Note 4)	10,559
Trustee fees	12,128
Other expenses	31,798

Total Expenses	3,189,677
Less:
Expenses reimbursed by investment advisor (Note 4)	(112,852)
Investment advisory fees waived by investment advisor (Note 4)	(277,740)

Net Expenses	2,799,085

Net Investment Income	6,887,834

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(1,331,206)
Net change in unrealized appreciation (depreciation) on investments	(6,558,226)

Net Realized and Unrealized Loss	(7,889,432)

Net Decrease in Net Assets Resulting from Operations	$(1,001,598)

See notes to financial statements.

Annual Report  |  15

Statements of Changes in Net Assets

Thornburg Strategic Municipal Income Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$6,887,834	$6,298,959
Net realized gain (loss) on investments	(1,331,206)	(14,740)
Net unrealized appreciation (depreciation) on investments	(6,558,226)	6,349,988

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,001,598)	12,634,207

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,557,265)	(1,518,969)
Class C Shares	(672,205)	(621,799)
Class I Shares	(4,658,606)	(4,158,191)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(15,311,985)	10,728,657
Class C Shares	(4,851,450)	8,907,855
Class I Shares	(11,093,234)	34,729,848

Net Increase (Decrease) in Net Assets	(39,146,343)	60,701,608

NET ASSETS

Beginning of Year	308,489,031	247,787,423

End of Year	$269,342,688	$308,489,031

Undistributed net investment income	$3,111	$3,353

See notes to financial statements.

16  |  Annual Report

Notes to Financial Statements

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax, as is consistent in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$255,143,878

Gross unrealized appreciation on a tax basis	$14,952,652
Gross unrealized depreciation on a tax basis	(221,174)

Net unrealized appreciation (depreciation) on investments (tax basis)	$14,731,478

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,331,205. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $79,190 (of which $0 are short-term and $79,190 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2017 the Fund utilized $10,848 of short-term capital loss carryforward generated after September 30, 2011.

At September 30, 2017, the Fund had $42,089 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no of undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$6,755,009	$6,207,463
Ordinary income	133,067	91,496

Total	$6,888,076	$6,298,959

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$269,875,356	$–	$269,875,356	$–

Total Investments in Securities	$269,875,356	$–	$269,875,356	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500

The Fund’s effective management fee for the year ended September 30, 2017 was 0.75% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $10,559 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $859 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,225 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C of shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017

to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually waived Fund level investment advisory fees of $277,740. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $79,820 for Class A shares, $16,429 for Class C shares, $16,603 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 8.5%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $2,200,000 in purchases and $6,895,000 in sales generating no realized gains or losses.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,322,804	$19,909,384	1,882,295	$29,048,882
Shares issued to shareholders in reinvestment of dividends	100,078	1,505,509	91,530	1,411,031
Shares repurchased	(2,451,992)	(36,726,878)	(1,283,224)	(19,731,256)

Net increase (decrease)	(1,029,110)	$(15,311,985)	690,601	$10,728,657

Class C Shares
Shares sold	493,092	$7,406,382	1,073,899	$16,569,930
Shares issued to shareholders in reinvestment of dividends	41,235	620,979	36,232	559,203
Shares repurchased	(856,940)	(12,878,811)	(531,309)	(8,221,278)

Net increase (decrease)	(322,613)	$(4,851,450)	578,822	$8,907,855

Class I Shares
Shares sold	5,124,506	$76,773,451	5,173,837	$79,887,572
Shares issued to shareholders in reinvestment of dividends	284,146	4,280,377	235,073	3,628,305
Shares repurchased	(6,138,227)	(92,147,062)	(3,157,683)	(48,786,029)

Net increase (decrease)	(729,575)	$(11,093,234)	2,251,227	$34,729,848

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $69,754,544 and $92,122,351, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, high yield risk, management risk, derivatives risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  21

Financial Highlights

Thornburg Strategic Municipal Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$15.53	0.35	(0.39)	(0.04)	(0.35)	–	(0.35)	$15.14
2016(b)	$15.16	0.33	0.37	0.70	(0.33)	–	(0.33)	$15.53
2015(b)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40

CLASS C SHARES

2017	$15.54	0.28	(0.38)	(0.10)	(0.28)	–	(0.28)	$15.16
2016	$15.17	0.28	0.37	0.65	(0.28)	–	(0.28)	$15.54
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41

CLASS I SHARES

2017	$15.54	0.39	(0.38)	0.01	(0.39)	–	(0.39)	$15.16
2016	$15.17	0.38	0.37	0.75	(0.38)	–	(0.38)	$15.54
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22  |  Annual Report

Financial Highlights, Continued

Thornburg Strategic Municipal Income Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

2.30	1.09	1.09	1.30	(0.23)	27.35	$61,525
2.11	1.25	1.25	1.29	4.63	11.24	$79,058
2.28	1.25	1.25	1.31	2.18	12.13	$66,722
2.82	1.25	1.25	1.31	8.93	21.89	$61,424
2.74	1.25	1.25	1.31	(2.21)	37.42	$52,278

1.88	1.52	1.52	1.66	(0.59)	27.35	$32,926
1.80	1.55	1.55	1.66	4.32	11.24	$38,773
1.98	1.55	1.55	1.70	1.87	12.13	$29,073
2.53	1.55	1.55	1.72	8.60	21.89	$26,168
2.44	1.55	1.55	1.73	(2.50)	37.42	$21,344

2.56	0.83	0.83	0.94	0.09	27.35	$174,892
2.42	0.93	0.93	0.93	4.96	11.24	$190,658
2.60	0.93	0.93	0.93	2.50	12.13	$151,992
3.12	0.94	0.93	0.94	9.27	21.89	$137,109
3.04	0.95	0.95	0.96	(1.92)	37.42	$89,262

Annual Report  |  23

Report of Independent Registered Public Accounting Firm

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of the Thornburg Strategic Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Strategic Municipal Income Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

24  |  Annual Report

Expense Example

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,026.50	$5.84
Hypothetical*	$1,000.00	$1,019.31	$5.82

CLASS C SHARES

Actual	$1,000.00	$1,024.60	$8.41
Hypothetical*	$1,000.00	$1,016.76	$8.38

CLASS I SHARES

Actual	$1,000.00	$1,028.30	$4.72
Hypothetical*	$1,000.00	$1,020.41	$4.70

†	Expenses are equal to the annualized expense ratio for each class (A: 1.15%; C: 1.66%; I: 0.93%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  25

Trustees and Officers

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

26  |  Annual Report

Trustees and Officers, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2017 and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  27

Trustees and Officers, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28  |  Annual Report

Other Information

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $6,755,009 (or the maximum allowed) are tax exempt dividends and $133,067 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Annual Report  |  29

Other Information, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the seven calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a fund category composed by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories composed by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for two share classes to fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund after a contractual waiver was higher than the median and average levels for the fund category, the level of total expense for a representative share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and average levels for the category. Peer group data showed that the Fund’s advisory fee after a contractual waiver was higher than the median levels of the two peer groups considered but comparable to other funds in the peer groups, and that the total expense levels of two representative share classes were higher than the medians of their respective peer groups but comparable to other funds in the peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between

30  |  Annual Report

Other Information, Continued

Thornburg Strategic Municipal Income Fund  |  September 30, 2017 (Unaudited)

the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staffing competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation their consideration of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  31

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  33

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34  |  Annual Report

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Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1978

Annual Report September 30, 2017 THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg California Limited Term Municipal Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Shareholder:

We are pleased to present the annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 20 cents to $13.78 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 18.3 cents per share. Dividends were lower for the Class C shares and higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 0.11% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 0.98% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 1.09%. The impact from the Fund’s 0.36 years shorter duration detracted 0.08%, while credit quality allocations subtracted 0.04%. Other risk factors added 0.02%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that that municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alterna-

tive minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017, Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50%—0.75% at the beginning of the year to 1.00%—1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is to reduce its holdings of U.S. Treasury and mortgage-backed

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

In California, personal income rose 3.41% between the second quarter of 2016 and the second quarter of 2017 (most recent data available). This is a significant driver of demand for California municipal bonds. This increase in demand for in-state municipal bonds has driven prices of these securities to extreme levels. The Bureau of Labor Statistics reported a steady unemployment rate of 5.1% in August from 4.8% in July. This is a preliminary reading and subject to revision. Compare this to the national unemployment rate, which was 4.4% in August and 4.2% in September. State tax revenues are up 2.93% on an annual basis from the second quarter of 2016 through the second quarter of 2017. Equity prices for in-state domiciled companies are up 25.67% from June 30, 2016 through June 30, 2017 (here too, the latest data available). By contrast, the S&P 500 Index is up 17.89% (with reinvested dividends). California’s tax revenues are highly dependent on the capital gains that rising equity prices generate. The state economy seems stable and demand is strong for California’s debt.

California is one of the states that would be significantly impacted by the repeal of the SALT deduction. If this were to pass, it could positively affect the valuations of in-state municipal bonds as demand grows from investors looking to reduce their overall tax burden.

The municipal bond market’s returns were a result of rising rates across the yield curve—with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure 1	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7% to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the overall portfolio’s volatility.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares (Incep: 2/19/87)
Without sales charge	-0.11%	1.20%	1.55%	3.05%	4.24%

With sales charge	-1.59%	0.69%	1.25%	2.90%	4.19%
C Shares (Incep: 9/1/94)
Without sales charge	-0.36%	0.95%	1.30%	2.78%	3.22%

With sales charge	-0.85%	0.95%	1.30%	2.78%	3.22%

I Shares (Incep: 4/1/97)	0.19%	1.51%	1.88%	3.38%	3.71%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	1.35%
SEC Yield	0.37%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.93%; C shares, 1.18%; I shares, 0.62%.

Glossary

The BofA Merrill Lynch 1-10 Year Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	383
Effective Duration	3.1 Yrs
Average Maturity	3.8 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

8  |  Annual Report

Schedule of Investments

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa1	$400,000	$419,204
	Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa1	750,000	815,595
	Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Juvenile Justice)	AA/Aa1	3,010,000	3,273,255
	Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa1	725,000	815,277
	Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Juvenile Justice)	AA/Aa1	3,200,000	3,598,464
	Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facilities Capital Projects)	AA/Aa1	1,000,000	1,157,330
	Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Juvenile Justice)	AA/Aa1	500,000	578,665
	Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa1	2,500,000	2,991,375
	Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,000,000	2,739,120
	Bay Area Toll Authority, 2.95% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	4,775,000	5,014,705
	Bay Area Toll Authority Floating Rate Note, 1.58% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,025,300
	Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,166,700
	Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,148,560
	Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	1,961,678
	Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,062,140
	Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	989,519
	Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,189,883
	California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,571,185
	California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,975,610
	California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,580,324
	California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,250,040
	California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,100,286
	California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,715,000	2,756,485
	California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,050,260
	California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,286,611
	California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	AA-/NR	530,000	547,962
	California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,317,163
	California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,126,070
	California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,146,820
	California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/Aa3	1,000,000	1,182,300
	California HFFA, 5.00% due 11/1/2027 (Kaiser Permanente)	AA-/NR	3,000,000	3,770,100
	California HFFA, 0.78% due 9/1/2028 put 10/2/2017 (Adventist Health System/West; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	1,600,000	1,600,000
	California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/Aa3	2,000,000	2,325,460
	California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/Aa3	3,000,000	3,006,210
	California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/Aa3	5,000,000	5,534,800
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2018 (The Scripps Research Institute)	NR/A1	200,000	206,080
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2019 (The Scripps Research Institute)	NR/A1	200,000	213,414
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2020 (The Scripps Research Institute)	NR/A1	200,000	220,306
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2021 (The Scripps Research Institute)	NR/A1	200,000	227,112
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2022 (The Scripps Research Institute)	NR/A1	200,000	232,014
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2023 (The Scripps Research Institute)	NR/A1	175,000	206,852
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2024 (The Scripps Research Institute)	NR/A1	200,000	239,692
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2025 (The Scripps Research Institute)	NR/A1	200,000	242,426
	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2026 (The Scripps Research Institute)	NR/A1	200,000	244,822
a	California Infrastructure and Economic Development Bank, 5.00% due 7/1/2027 (The Scripps Research Institute)	NR/A1	250,000	303,030
	California Municipal Finance Authority, 4.00% due 10/1/2019 (Biola University)	NR/Baa1	405,000	427,571
	California Municipal Finance Authority, 5.00% due 10/1/2020 (Biola University)	NR/Baa1	605,000	670,110
	California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	170,178
	California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University)	NR/Baa1	370,000	419,772
	California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	185,005
	California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	146,953
	California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University)	NR/Baa1	410,000	482,004
	California Municipal Finance Authority, 5.00% due 10/1/2024 (Biola University)	NR/Baa1	740,000	883,109
	California Municipal Finance Authority, 5.00% due 10/1/2025 (Biola University)	NR/Baa1	300,000	360,984
a	California Municipal Finance Authority, 5.00% due 10/1/2027 (Biola University)	NR/Baa1	430,000	524,854
	California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	2,836,948
	California Pollution Control Financing Authority, 0.95% due 8/1/2024 (Republic Services, Inc. Project)	BBB+/NR	3,000,000	3,000,000

Annual Report  |  9

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
California Pollution Control Financing Authority, 0.87% due 11/1/2026 put 10/2/2017 (Pacific Gas & Electric Co.; LOC: Mizuho Bank Ltd.) (daily demand notes)	AA/NR	$14,400,000	$14,400,000
California School Cash Reserve Program Authority, 3.00% due 6/29/2018	SP-1+/NR	6,000,000	6,102,780
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	736,007
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	AA-/NR	1,000,000	1,095,640
California State Infrastructure & Economic Development Bank, 1.75% due 11/1/2026 (Pacific Gas and Electric Company)	A-/A2	3,500,000	3,517,535
California State Infrastructure & Economic Development Bank, 1.75% due 11/1/2026 (Pacific Gas and Electric Company)	A-/A2	3,500,000	3,514,385
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,310,326
California State Public Works Board, 5.125% due 3/1/2021 pre-refunded 3/1/2020 (Various State Participating Agency Capital Projects)	A+/Aaa	1,635,000	1,795,982
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A+/A1	3,100,000	3,565,837
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	565,000	653,654
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A+/A1	1,950,000	2,264,652
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	3,250,000	3,795,577
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	1,500,000	1,758,135
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A+/A1	1,200,000	1,369,824
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A+/A1	1,400,000	1,650,292
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A+/A1	3,600,000	4,286,664
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A+/A1	3,000,000	3,583,680
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A+/A1	1,000,000	1,170,630
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,350,000	3,876,385
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,580,000	4,331,836
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	4,000,000	4,796,640
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	3,715,000	3,936,785
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	685,000	709,201
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	111,111
California Statewide Communities Development Authority, 5.00% due 5/15/2021 (Irvine East Campus Apartments)	NR/Baa1	760,000	859,476
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	165,087
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	145,910
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	178,800
California Statewide Communities Development Authority, 5.00% due 5/15/2024 (Irvine East Campus Apartments)	NR/Baa1	1,000,000	1,192,480
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	240,686
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	160,983
California Statewide Communities Development Authority, 5.00% due 5/15/2027 (Irvine East Campus Apartments)	NR/Baa1	500,000	600,030
California Statewide Communities Development Authority, 2.625% due 11/1/2033 (Southern California Edison Company)	A/Aa3	4,195,000	4,312,166
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	4,360,000	3,211,576
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1) (ETM)	A-/NR	1,050,000	1,129,096
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	A/NR	615,000	610,787
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2023 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	500,000	594,885
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2025 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	550,000	670,791
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2027 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	1,000,000	1,219,440
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/Aa3	500,000	556,160
Chabot-Las Positas Community College District GO, 4.00% due 8/1/2019 (Educational Facilities)	AA/Aa2	360,000	380,336
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2020 (Educational Facilities)	AA/Aa2	485,000	539,519
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2021 (Educational Facilities)	AA/Aa2	400,000	459,344
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa2	700,000	756,189
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	577,975
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,075,923
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/Aa3	360,000	369,950
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/Aa3	625,000	690,519
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,500,000	3,502,065
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project) (ETM)	AA-/NR	1,300,000	1,432,210
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/Aa3	1,700,000	2,064,327
City of Chula Vista Financing Authority, 5.00% due 5/1/2026 (Infrastructure, Facilities and Equipment)	AA-/NR	2,500,000	3,068,550
City of Chula Vista Financing Authority, 5.00% due 5/1/2027 (Infrastructure, Facilities and Equipment)	AA-/NR	1,000,000	1,238,930
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A1	550,000	619,476
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A1	720,000	830,506
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A1	1,000,000	1,179,440

10  |  Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	$965,000	$1,010,133
	City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa3	2,370,000	2,381,305
	City of Los Angeles GO, 5.00% due 6/28/2018 (Cash Flow Management)	SP-1+/Mig1	7,500,000	7,727,100
	City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	562,595
	City of Manteca, 4.00% due 12/1/2018 (Wastewater Quality Control Facility)	AA/Aa3	375,000	388,185
	City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	427,696
	City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,138,720
	City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	751,452
	City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC) (ETM)	NR/NR	245,000	251,333
	City of Redding COP, 5.00% due 6/1/2020 pre-refunded 6/1/2018 (City Electric System; Insured: AGM)	NR/A2	1,445,000	1,485,446
	City of Redding COP, 5.00% due 6/1/2020 (City Electric System; Insured: AGM)	NR/A2	1,055,000	1,083,496
	City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa2	650,000	693,134
	City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa2	600,000	660,414
	City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa2	1,000,000	1,097,130
a	City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa2	745,000	862,717
	City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa2	1,000,000	1,180,080
	City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa2	750,000	887,805
	City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,271,066
	Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	A+/A3	1,235,000	1,239,125
	County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,828,095
	County of Los Angeles GO, 5.00% due 6/29/2018 (Fiscal Year 2017-2018 Expenditures)	SP-1+/Mig1	7,000,000	7,212,730
	County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,000,000	1,099,300
	County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	2,500,000	2,832,200
	County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,000,000	1,158,010
	County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	1,000,000	1,180,080
	County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	500,000	598,480
	County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/Aa3	3,700,000	4,052,314
	County of Riverside, 3.00% due 10/11/2017	NR/Mig1	15,000,000	15,010,800
	Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,092,085
	Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,181,569
	Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,281,769
	Desert Sands USD COP, 4.00% due 3/1/2019 (Educational Facilities; Insured: BAM)	AA/A1	1,000,000	1,041,390
	Desert Sands USD COP, 5.00% due 3/1/2020 (Educational Facilities; Insured: BAM)	AA/A1	700,000	764,134
	Desert Sands USD COP, 5.00% due 3/1/2021 (Educational Facilities; Insured: BAM)	AA/A1	1,080,000	1,215,140
	El Dorado Irrigation District COP, 5.00% due 3/1/2025 (Water System Capital Improvements)	AA-/Aa3	1,200,000	1,471,164
	El Dorado Irrigation District COP, 5.00% due 3/1/2026 (Water System Capital Improvements)	AA-/Aa3	1,500,000	1,861,695
	Elk Grove Finance Authority, 4.00% due 9/1/2020 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	575,000	621,029
	Elk Grove Finance Authority, 5.00% due 9/1/2021 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	450,000	512,775
	Elk Grove Finance Authority, 5.00% due 9/1/2025 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	750,000	906,735
	Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,244,197
	Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,880,090
	Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,713,384
	Folsom Cordova USD COP, 5.00% due 4/1/2021 (Educational Facilities; Insured: AGM)	AA/NR	1,000,000	1,127,500
	Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	A+/A3	630,000	655,635
	Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	A+/A3	675,000	733,354
	Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	A+/A3	2,510,000	2,731,809
	Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	A+/A3	720,000	814,010
	Government of Guam, 3.00% due 11/15/2017 (Economic Development)	A/NR	300,000	300,522
	Government of Guam, 5.00% due 11/15/2017 (Educational Facilities Improvements)	A/NR	1,720,000	1,727,344
	Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	1,250,000	1,410,212
	Government of Guam, 5.00% due 11/15/2025 (Various Capital Projects)	A/NR	4,175,000	4,736,955
	Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,433,291
	Hacienda La Puente USD COP, 4.00% due 6/1/2018 (Educational Facilities; Insured: AGM)	AA/A1	705,000	719,192
	Hacienda La Puente USD COP, 5.00% due 6/1/2019 (Educational Facilities; Insured: AGM)	AA/A1	875,000	931,752
	Hacienda La Puente USD COP, 5.00% due 6/1/2020 (Educational Facilities; Insured: AGM)	AA/A1	740,000	814,266
	Hacienda La Puente USD COP, 5.00% due 6/1/2022 (Educational Facilities; Insured: AGM)	AA/A1	575,000	665,971
	Hacienda La Puente USD COP, 5.00% due 6/1/2023 (Educational Facilities; Insured: AGM)	AA/A1	1,535,000	1,811,423
	Hacienda La Puente USD COP, 5.00% due 6/1/2024 (Educational Facilities; Insured: AGM)	AA/A1	880,000	1,055,771
	Hacienda La Puente USD COP, 5.00% due 6/1/2025 (Educational Facilities; Insured: AGM)	AA/A1	1,300,000	1,574,222
	Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,368,188
	Irvine Ranch Water District, 0.78% due 10/1/2041 put 10/2/2017 (Water and Sewer System Improvements; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	2,455,000	2,455,000

Annual Report  |  11

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Irvine USD, 0.78% due 9/1/2056 put 10/2/2017 (Community Facilities District No. 09-1; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	$15,295,000	$15,295,000
	Jurupa Public Financing Authority, 4.00% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	320,000	328,890
	Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	898,145
	Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	964,603
	Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,034,180
	Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	AA-/Aa2	500,000	513,060
	La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,000,000	1,146,100
	La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	2,000,000	2,344,060
	La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,500,000	1,793,280
	Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A+/NR	965,000	1,072,626
	Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A+/NR	1,020,000	1,164,677
	Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A+/NR	1,040,000	1,194,950
	Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A+/NR	1,120,000	1,279,522
	Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa2	2,060,000	2,130,843
	Los Angeles County Schools Pooled Financing Program COP, 5.00% due 6/1/2022 (Compton USD; Insured: AGM)	AA/A2	1,500,000	1,734,120
	Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,997,997
	Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,056,060
	Los Angeles Department of Water and Power, 5.00% due 7/1/2024 (Power System Capital Improvements)	AA-/Aa2	1,000,000	1,222,970
	Los Angeles Department of Water and Power, 5.00% due 7/1/2025 (Power System Capital Improvements)	AA-/Aa2	500,000	620,445
	Los Angeles Department of Water and Power, 5.00% due 7/1/2026 (Power System Capital Improvements)	AA-/Aa2	300,000	369,975
	Los Angeles Department of Water and Power, 0.83% due 7/1/2035 put 10/2/2017 (Power System Capital Improvements; SPA: Bank of America, N.A.) (daily demand notes)	AA-/Aa2	5,300,000	5,300,000
	Los Angeles Department of Water and Power, 0.83% due 7/1/2035 put 10/2/2017 (Power System Capital Improvements; SPA: Citibank, N.A.) (daily demand notes)	AA-/Aa2	18,900,000	18,900,000
	Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,103,980
	Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,224,650
	Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,591,540
	Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,661,380
	Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,185,120
	Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	513,640
	Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	917,450
	Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,578,857
	Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	855,345
	Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	592,885
	Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,278,302
	Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,818,880
	Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,164,310
	Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,749,201
	Municipal Improvement Corp. of Los Angeles, 5.00% due 11/1/2017 (Capital Equipment)	AA-/Aa3	3,235,000	3,247,196
	Municipal Improvement Corp. of Los Angeles, 5.00% due 3/1/2018 (Capital Equipment)	AA-/Aa3	4,765,000	4,848,530
	Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,281,971
	Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A1	2,425,000	2,873,649
	North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,457,691
	North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,630,821
	Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,288,000
	Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,494,534
	Oakland USD GO, 5.00% due 8/1/2022 (County of Alameda Educational Facilities)	AA-/Aa3	745,000	875,517
	Oakland USD GO, 5.00% due 8/1/2023 (County of Alameda Educational Facilities)	AA-/Aa3	700,000	838,635
	Oakland USD GO, 5.00% due 8/1/2025 (County of Alameda Educational Facilities)	AA-/Aa3	1,300,000	1,608,204
	Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,947,740
	Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	A/A2	2,850,000	2,652,267
	Pasadena USD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements)	A+/Aa2	250,000	304,880
	Pasadena USD GO, 5.00% due 8/1/2024 (2019 Crossover)	A+/Aa2	800,000	975,616
	Pasadena USD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements)	A+/Aa2	365,000	450,633
	Pasadena USD GO, 5.00% due 8/1/2025 (2019 Crossover)	A+/Aa2	1,000,000	1,234,610
a	Pasadena USD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements)	A+/Aa2	500,000	625,175
	Pasadena USD GO, 5.00% due 8/1/2026 (2019 Crossover)	A+/Aa2	1,000,000	1,250,350
	Pomona Public Financing Authority, 2.00% due 6/1/2018 (Facilities Improvements)	A+/NR	500,000	503,505
	Pomona Public Financing Authority, 3.00% due 6/1/2020 (Facilities Improvements)	A+/NR	250,000	261,920
	Pomona Public Financing Authority, 4.00% due 6/1/2024 (Facilities Improvements; Insured: AGM)	AA/NR	450,000	510,507
	Pomona Public Financing Authority, 4.00% due 6/1/2026 (Facilities Improvements; Insured: AGM)	AA/NR	275,000	314,449
	Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	A/A3	465,000	517,861

12  |  Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2018	A-/NR	$1,055,000	$1,074,644
	Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2019	A-/NR	750,000	778,043
	Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2020	A-/NR	1,000,000	1,080,050
	Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2021	A-/NR	550,000	605,776
	Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2022	A-/NR	475,000	529,863
	Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2023	A-/NR	650,000	734,136
	Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2024	A-/NR	750,000	899,753
	Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2025	A-/NR	1,745,000	2,109,670
	Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2026	A-/NR	915,000	1,108,568
	Redevelopment Agency of the City and County of San Francisco, 5.00% due 6/1/2020 (Yerba Buena Center Redevelopment Project Area; Insured: AGM)	AA/A1	1,730,000	1,905,958
	Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	655,479
	Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	604,280
	Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,083,694
	Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,131,690
	Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,161,025
	Riverside County Infrastructure Financing Authority, 3.00% due 11/1/2017 (Capital Improvement Projects)	AA-/NR	1,000,000	1,001,980
	Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2018 (Capital Improvement Projects)	AA-/NR	1,000,000	1,032,730
	Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2019 (Capital Improvement Projects)	AA-/NR	1,700,000	1,804,414
	Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2020 (Capital Improvement Projects)	AA-/NR	605,000	676,130
	Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2021 (Capital Improvement Projects)	AA-/NR	500,000	574,570
	Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 pre-refunded 5/1/2018 (Palm Desert Sheriff’s Station Facilities)	AA-/A1	2,600,000	2,679,560
	Riverside County Public Financing Authority, 4.00% due 11/1/2017 (Capital Facilities Project)	AA-/NR	550,000	551,551
	Riverside County Public Financing Authority, 5.00% due 11/1/2019 (Capital Facilities Project)	AA-/NR	2,000,000	2,167,700
	Riverside County Public Financing Authority, 4.00% due 11/1/2020 (Capital Facilities Project)	AA-/NR	465,000	505,590
	Riverside County Public Financing Authority, 5.00% due 11/1/2021 (Capital Facilities Project)	AA-/NR	1,000,000	1,151,010
	Riverside County Public Financing Authority, 5.00% due 11/1/2025 (Capital Facilities Project)	AA-/NR	1,000,000	1,227,730
	Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,019,825
a	Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	250,277
	Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	816,918
	Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	420,655
	Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	934,846
	Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	893,947
	Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	961,244
	Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	918,076
	Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,581,377
	Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	371,113
	Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/Aa3	5,455,000	5,743,897
	Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	679,660
	Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	553,640
	Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	456,440
	Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/Aa3	3,600,000	4,107,960
	Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvements; Insured: AGM)	AA/NR	700,000	817,124
	Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/Aa3	625,000	668,275
	Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,785,479
	San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,860,034
	San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	1,390,000	1,559,566
	San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa2	5,000,000	5,985,900
	San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa2	3,000,000	3,610,770
	San Francisco City and County Airports Commission, 5.00% due 5/1/2026 (San Francisco International Airport)	A+/A1	5,000,000	6,221,550
	San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,703,700
	San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa1	800,000	825,560
	San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa1	410,000	466,916
	San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa1	1,000,000	1,165,140
	San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa1	585,000	694,383
	San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	2,000,000	1,956,140
	Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	A/A3	1,000,000	1,040,720

Annual Report  |  13

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	A/A3	$1,000,000	$1,037,070
	Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	A+/A3	2,035,000	1,957,711
	Santa Clara County Financing Authority, 5.00% due 5/15/2025 (Multiple Facilities Projects)	AA+/NR	6,755,000	8,341,006
	Santa Margarita Water District, 5.00% due 9/1/2026 (Talega Community Facilities)	A/NR	450,000	552,240
	Santa Margarita Water District, 5.00% due 9/1/2027 (Talega Community Facilities)	A/NR	600,000	742,974
b	Semitropic Water Storage Improvement District, 5.00% due 12/1/2019 (Irrigation Water System; Insured: AGM)	AA/NR	700,000	759,234
	Semitropic Water Storage Improvement District, 5.00% due 12/1/2022 (Irrigation Water System; Insured: AGM)	AA/A2	400,000	471,212
	Semitropic Water Storage Improvement District, 5.00% due 12/1/2023 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	600,170
b	Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/NR	120,000	145,930
	Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	608,750
b	Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/NR	165,000	202,930
	Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/A2	1,110,000	1,366,610
b	Semitropic Water Storage Improvement District, 5.00% due 12/1/2026 (Irrigation Water System; Insured: AGM)	AA/NR	340,000	423,001
b	Semitropic Water Storage Improvement District, 5.00% due 12/1/2027 (Irrigation Water System; Insured: AGM)	AA/NR	225,000	282,290
	South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,000,000	5,110,750
	Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/Aa3	1,000,000	1,006,650
	Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	AA-/Aa3	2,000,000	2,037,740
	Southern California Public Power Authority, 2.00% due 7/1/2036 (Magnolia Power Project A)	AA-/NR	3,000,000	3,062,790
	Southwestern Community College District GO, 4.00% due 8/1/2022	AA-/Aa2	265,000	299,023
	Southwestern Community College District GO, 4.00% due 8/1/2023	AA-/Aa2	280,000	320,172
	Southwestern Community College District GO, 4.00% due 8/1/2024	AA-/Aa2	390,000	451,538
	Southwestern Community College District GO, 4.00% due 8/1/2025	AA-/Aa2	325,000	378,862
	Southwestern Community College District GO, 4.00% due 8/1/2026	AA-/Aa2	410,000	480,901
	State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	2,330,000	2,403,185
	State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	670,000	691,045
	State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	70,000	71,145
	State of California GO, 5.00% due 9/1/2020 (Various Capital Projects)	AA-/Aa3	2,000,000	2,224,080
	State of California GO, 0.84% due 5/1/2040 put 10/2/2017 (K-12 Public School Facilities; LOC: MUFG Union Bank, N.A.) (daily demand notes)	AA+/Aa1	25,940,000	25,940,000
	Successor Agency to the City of Colton Redevelopment Agency, 5.00% due 8/1/2021 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	940,000	1,071,638
	Successor Agency to the City of Colton Redevelopment Agency, 5.00% due 8/1/2023 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	925,000	1,100,537
	Successor Agency to the City of Colton Redevelopment Agency, 5.00% due 8/1/2025 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	950,000	1,158,639
	Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023 (Multiple Redevelopment Project Areas)	AA-/NR	1,735,000	2,065,934
	Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024 (Multiple Redevelopment Project Areas)	AA-/NR	1,250,000	1,507,987
	Successor Agency to the City of Sacramento Redevelopment Agency, 3.00% due 12/1/2017 (Multiple Redevelopment Project Areas)	A/NR	1,315,000	1,319,813
	Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2025 (Multiple Redevelopment Project Areas)	AA/NR	2,745,000	3,385,463
	Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2026 (Multiple Redevelopment Project Areas)	AA/NR	1,500,000	1,842,525
	Successor Agency to the Commerce Community Development Commission, 5.00% due 8/1/2027 (Multiple Redevelopment Project Areas; Insured: AGM)	AA/NR	1,760,000	2,135,214
	Successor Agency to the Community Development Agency of the City of Menlo Park, 3.00% due 10/1/2017 (Las Pulgas Community Development Project)	A+/NR	655,000	655,079
	Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2019 (Las Pulgas Community Development Project)	A+/NR	400,000	430,612
	Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2020 (Las Pulgas Community Development Project)	A+/NR	325,000	361,043
	Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2021 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	1,250,000	1,429,150
	Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2022 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	900,000	1,049,463
	Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2025 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	500,000	607,775
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2024 (Merged Redevelopment Project Areas)	A+/NR	600,000	720,810
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2025 (Merged Redevelopment Project Areas)	A+/NR	450,000	546,480

14  |  Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2026 (Merged Redevelopment Project Areas)	A+/NR	$550,000	$674,460
	Successor Agency to the Poway Redevelopment Agency, 5.00% due 6/15/2025 (Paguay Redevelopment Project)	AA-/NR	4,665,000	5,636,813
	Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2023 (Rancho Redevelopment Project Area; Insured: AGM)	AA/NR	1,000,000	1,185,770
	Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2024 (Rancho Redevelopment Project Area: Insured: AGM)	AA/NR	2,000,000	2,408,460
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,196,021
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,864,318
	Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,138,830
b	Successor Agency to the Redevelopment Agency of the City of San Mateo, 5.00% due 8/1/2025 (Multiple Redevelopment Project Areas)	AA-/NR	425,000	524,811
	Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2025 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,900,000	2,297,062
	Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2026 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,000,000	1,211,550
	Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2027 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,000,000	1,202,630
	Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	465,080
	Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	474,224
	Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	450,000	539,852
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2020 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	745,000	829,371
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2021 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	680,000	778,600
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2022 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	1,190,000	1,391,848
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2023 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	450,000	537,206
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2024 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	620,000	750,144
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2025 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	405,000	494,805
	Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2026 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	745,000	919,539
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	336,840
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	402,563
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	443,188
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	587,337
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	320,122
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	355,731
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	360,405
	Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	360,561
	Town of Hillsborough COP, 0.92% due 6/1/2030 put 10/6/2017 (Water and Sewer Systems; SPA: Bank of the West) (weekly demand notes)	NR/NR	500,000	500,000
	Trustees of the California State University, 5.00% due 11/1/2026 (Educational Facilities Improvements)	AA-/Aa2	1,000,000	1,243,660
	Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,708,184
	Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,050,930
	Turlock Irrigation District, 5.00% due 1/1/2025	A+/NR	1,000,000	1,223,570
	Turlock Irrigation District, 5.00% due 1/1/2026	A+/NR	1,000,000	1,233,220
	Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	A/A1	2,000,000	1,955,580
	Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	949,588
	Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa1	500,000	600,655
	Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa1	1,060,000	1,271,788
	Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	CCC+/Caa1	1,440,000	1,439,971
	Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	322,605
	Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	305,363

Annual Report  |  15

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	$265,000	$302,768
a	Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	391,062
	Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	476,712
	Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,012,940
	Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	422,556
	Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A2	1,205,000	1,242,680

	TOTAL INVESTMENTS — 98.90% (Cost $623,276,713)			$642,606,550

	OTHER ASSETS LESS LIABILITIES — 1.10%			7,131,849

	NET ASSETS — 100.00%			$649,738,399

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District

See notes to financial statements.

16  |  Annual Report

Statement of Assets and Liabilities

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

ASSETS

Investments at value (cost $623,276,713) (Note 3)	$642,606,550
Cash	179,903
Receivable for investments sold	3,390,000
Receivable for fund shares sold	1,209,564
Interest receivable	6,014,771
Prepaid expenses and other assets	10,949

Total Assets	653,411,737

LIABILITIES

Payable for investments purchased	2,349,247
Payable for fund shares redeemed	653,625
Payable to investment advisor and other affiliates (Note 4)	353,157
Accounts payable and accrued expenses	156,364
Dividends payable	160,945

Total Liabilities	3,673,338

NET ASSETS	$649,738,399

NET ASSETS CONSIST OF

Undistributed net investment income	$2,404
Net unrealized appreciation on investments	19,329,837
Accumulated net realized gain (loss)	(1,868,436)
Net capital paid in on shares of beneficial interest	632,274,594

$649,738,399

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($158,141,945 applicable to 11,478,813 shares of beneficial interest outstanding - Note 5)	$13.78

Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.99

Class C Shares:
Net asset value and offering price per share* ($56,737,155 applicable to 4,114,961 shares of beneficial interest outstanding - Note 5)	$13.79

Class I Shares:
Net asset value, offering and redemption price per share ($434,859,299 applicable to 31,533,655 shares of beneficial interest outstanding - Note 5)	$13.79

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  17

Statement of Operations

Thornburg California Limited Term Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $9,630,759)	$15,330,588

EXPENSES

Investment advisory fees (Note 4)	3,206,867
Administration fees (Note 4)
Class A Shares	205,938
Class C Shares	76,642
Class I Shares	225,327
Distribution and service fees (Note 4)
Class A Shares	411,875
Class C Shares	306,202
Transfer agent fees
Class A Shares	76,197
Class C Shares	29,579
Class I Shares	361,226
Registration and filing fees
Class A Shares	3,927
Class C Shares	1,384
Class I Shares	4,202
Custodian fees (Note 2)	109,508
Professional fees	45,691
Accounting fees (Note 4)	24,626
Trustee fees	28,639
Other expenses	44,475

Total Expenses	5,162,305

Net Investment Income	10,168,283

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(1,852,646)
Net change in unrealized appreciation (depreciation) on investments	(9,948,197)

Net Realized and Unrealized Loss	(11,800,843)

Net Decrease in Net Assets Resulting from Operations	$(1,632,560)

See notes to financial statements.

18  |  Annual Report

Statements of Changes in Net Assets

Thornburg California Limited Term Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$10,168,283	$10,039,681
Net realized gain (loss) on investments	(1,852,646)	190,349
Net unrealized appreciation (depreciation) on investments	(9,948,197)	6,449,717

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,632,560)	16,679,747

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(2,189,461)	(2,354,052)
Class C Shares	(661,782)	(694,054)
Class I Shares	(7,317,040)	(6,991,575)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(31,828,772)	20,188,735
Class C Shares	(10,448,138)	3,358,067
Class I Shares	(34,098,001)	64,610,015

Net Increase (Decrease) in Net Assets	(88,175,754)	94,796,883

NET ASSETS

Beginning of Year	737,914,153	643,117,270

End of Year	$649,738,399	$737,914,153

Undistributed net investment income	$2,404	$2,404

See notes to financial statements.

Annual Report  |  19

Notes to Financial Statements

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$623,276,713

Gross unrealized appreciation on a tax basis	$19,789,748
Gross unrealized depreciation on a tax basis	(459,911)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,329,837

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,853,735. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $14,699 (of which $14,699 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2017, the Fund utilized $1,090 of short-term capital loss carryforwards generated after September 30, 2011.

At September 30, 2017, the Fund had $163,349 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$10,167,748	$10,039,668
Ordinary income	535	13

Total	$10,168,283	$10,039,681

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$642,606,550	$–	$642,606,550	$–

Total Investments in Securities	$642,606,550	$–	$642,606,550	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the year ended September 30, 2017 was 0.474% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $24,626 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $2,470 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,766 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C of shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $15,077,358 in sales generating realized gains of $396,639.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,739,756	$37,595,214	3,545,788	$49,447,106
Shares issued to shareholders in reinvestment of dividends	138,354	1,897,094	142,013	1,981,364
Shares repurchased	(5,230,354)	(71,321,080)	(2,238,533)	(31,239,735)

Net increase (decrease)	(2,352,244)	$(31,828,772)	1,449,268	$20,188,735

Class C Shares
Shares sold	357,233	$4,900,123	1,011,365	$14,117,934
Shares issued to shareholders in reinvestment of dividends	38,241	524,749	38,417	536,374
Shares repurchased	(1,157,958)	(15,873,010)	(808,902)	(11,296,241)

Net increase (decrease)	(762,484)	$(10,448,138)	240,880	$3,358,067

Class I Shares
Shares sold	16,070,560	$220,028,391	12,762,501	$178,298,927
Shares issued to shareholders in reinvestment of dividends	425,235	5,835,381	381,818	5,333,769
Shares repurchased	(19,010,492)	(259,961,773)	(8,518,649)	(119,022,681)

Net increase (decrease)	(2,514,697)	$(34,098,001)	4,625,670	$64,610,015

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $109,841,586 and $191,985,064, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24  |  Annual Report

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Annual Report  |  25

Financial Highlights

Thornburg California Limited Term Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$13.98	0.18	(0.20)	(0.02)	(0.18)	–	(0.18)	$13.78
2016(b)	$13.84	0.18	0.14	0.32	(0.18)	–	(0.18)	$13.98
2015(b)	$13.84	0.19	– (c)	0.19	(0.19)	–	(0.19)	$13.84
2014(b)	$13.54	0.23	0.30	0.53	(0.23)	–	(0.23)	$13.84
2013(b)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54

CLASS C SHARES

2017	$13.99	0.15	(0.20)	(0.05)	(0.15)	–	(0.15)	$13.79
2016	$13.85	0.14	0.14	0.28	(0.14)	–	(0.14)	$13.99
2015	$13.85	0.16	– (c)	0.16	(0.16)	–	(0.16)	$13.85
2014	$13.55	0.19	0.30	0.49	(0.19)	–	(0.19)	$13.85
2013	$13.76	0.20	(0.20)	–	(0.20)	(0.01)	(0.21)	$13.55

CLASS I SHARES

2017	$13.99	0.22	(0.20)	0.02	(0.22)	–	(0.22)	$13.79
2016	$13.85	0.22	0.14	0.36	(0.22)	–	(0.22)	$13.99
2015	$13.85	0.24	– (c)	0.24	(0.24)	–	(0.24)	$13.85
2014	$13.55	0.27	0.30	0.57	(0.27)	–	(0.27)	$13.85
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Annual Report

Financial Highlights, Continued

Thornburg California Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

1.33	0.93	0.93	0.93	(0.11)	18.25	$158,142
1.28	0.93	0.93	0.93	2.32	16.47	$193,321
1.39	0.94	0.94	0.94	1.40	14.43	$171,344
1.67	0.95	0.94	0.95	3.93	16.85	$160,151
1.75	0.94	0.94	0.94	0.28	17.57	$159,058

1.08	1.19	1.19	1.19	(0.36)	18.25	$56,737
1.04	1.18	1.18	1.18	2.06	16.47	$68,229
1.15	1.18	1.18	1.18	1.15	14.43	$64,216
1.41	1.21	1.20	1.21	3.66	16.85	$62,858
1.48	1.21	1.21	1.21	0.02	17.57	$59,585

1.62	0.64	0.64	0.64	0.19	18.25	$434,859
1.60	0.62	0.62	0.62	2.64	16.47	$476,364
1.70	0.63	0.63	0.63	1.72	14.43	$407,557
1.99	0.62	0.62	0.62	4.27	16.85	$361,015
2.08	0.61	0.61	0.61	0.62	17.57	$254,869

Annual Report  |  27

Report of Independent Registered Public Accounting Firm

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of the

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg California Limited Term Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

28  |  Annual Report

Expense Example

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,016.40	$4.70
Hypothetical*	$1,000.00	$1,020.40	$4.71

CLASS C SHARES

Actual	$1,000.00	$1,015.10	$6.02
Hypothetical*	$1,000.00	$1,019.09	$6.04

CLASS I SHARES

Actual	$1,000.00	$1,017.90	$3.28
Hypothetical*	$1,000.00	$1,021.82	$3.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.19%; I: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  29

Trustees and Officers

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30  |  Annual Report

Trustees and Officers, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  31

Trustees and Officers, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32  |  Annual Report

Other Information

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $10,167,748 (or the maximum allowed) are tax exempt dividends and $535 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Annual Report  |  33

Other Information, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and higher than the average fee levels for the fund category, that the level of total expense for one share class was higher than the median and comparable to the average levels for the category, and that the level of total expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the advisory fee level was higher than the medians of the two peer groups considered, and that the total expense levels of the two Fund share classes were comparable to the medians of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment

34  |  Annual Report

Other Information, Continued

Thornburg California Limited Term Municipal Fund  |  September 30, 2017 (Unaudited)

management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  35

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  37

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH859

Annual Report September 30, 2017 THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg New Mexico Intermediate Municipal Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 37 cents to $13.30 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 31.5 cents per share. Dividends were lower for the Class D shares and higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 0.38% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 1.00% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 1.38%. The impact from the Fund’s 1.39 years shorter duration added 0.45%, while credit quality allocations detracted 0.44%. Other risk factors detracted 0.44%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017 Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50% – 0.75% at the beginning of the year to 1.00% – 1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

to reduce its holdings of U.S. Treasury and mortgage-backed securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

In New Mexico, personal income rose 1.88% between the second quarter of 2016 and the second quarter of 2017 (most recent data available). The Bureau of Labor Statistics reported a steady unemployment rate of 6.3% in August, unchanged from July. This is a preliminary reading and subject to revision. Compare this to the national unemployment rate, which was 4.4% in August and 4.2% in September. New Mexico state tax revenues are down 6.88% on an annual basis from the second quarter of 2016 through the second quarter of 2017 due to the state’s reliance on energy. New Mexico did make some headlines, at least in the public finance trade press, when it tried to refinance some of its non-callable bonds. Most underwriters and municipal advisors learn this is not allowable in Finance 101. The problem was fixed at some cost to the citizens of New Mexico.

The municipal bond market’s returns were a result of rising rates across the yield curve—with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure 1	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7% to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordi-

nated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the overall portfolio’s volatility.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6  |  Annual Report

Performance Summary

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares (Incep: 6/18/91)
Without sales charge	-0.38%	1.62%	1.59%	3.14%	4.30%

With sales charge	-2.38%	0.93%	1.19%	2.93%	4.22%
D Shares (Incep: 6/1/99)

Without sales charge	-0.61%	1.38%	1.35%	2.88%	3.18%

I Shares (Incep: 2/1/07)	-0.13%	1.95%	1.91%	3.48%	3.51%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.31%
SEC Yield	0.91%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.97%; D shares, 1.21%; I shares, 0.63%.

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	125
Effective Duration	4.1 Yrs
Average Maturity	7.3 Yrs

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

8  |  Annual Report

Schedule of Investments

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 98.51%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$1,881,862
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,077,920
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,463,722
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,401,140
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	587,225
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,172,910
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	3,840,144
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,404,507
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2031 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,000,000	1,194,500
Bernalillo County, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	2,455,000	2,633,429
Bernalillo County, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,746,211
Bernalillo County, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,533,787
Bernalillo County, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,714,748
Bernalillo County, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	364,314
Bernalillo County, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,730,140
Bernalillo County, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	1,008,383
Carlsbad Municipal School District GO, 5.00% due 8/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,033,760
Carlsbad Municipal School District GO, 5.00% due 8/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,650,000	1,960,085
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,524,311
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,636,603
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,282,985
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,103,322
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	360,000	421,380
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	415,528
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	1,340,000	1,428,534
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	3,000,000	3,198,210
City of Albuquerque, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	637,465
City of Albuquerque, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	650,188
City of Albuquerque, 5.00% due 7/1/2033 (City Infrastructure Improvements)	AAA/Aa2	1,100,000	1,283,458
City of Albuquerque, 5.00% due 7/1/2034 (City Infrastructure Improvements)	AAA/Aa2	1,200,000	1,393,740
City of Albuquerque GO, 5.00% due 7/1/2023 (City Infrastructure Improvements)	AAA/Aa1	1,360,000	1,616,986
City of Albuquerque GO, 5.00% due 7/1/2026 (City Infrastructure Improvements)	AAA/Aa1	870,000	1,084,211
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,052
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,296
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,833,927
City of Farmington, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	965,000	1,039,450
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	4,000,000	4,307,720
City of Farmington, 1.875% due 4/1/2029 put 4/1/2020 (Southern California Edison Co.-Four Corners Project)	A/Aa3	3,000,000	3,037,200
City of Gallup, 5.125% due 6/1/2019 (City Infrastructure Improvements)	NR/NR	310,000	324,728
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	109,826
City of Las Cruces, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	796,999
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	747,231
City of Las Cruces, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	838,624
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	784,057
City of Las Cruces, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	876,552
City of Las Cruces, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	919,783
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	859,403
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,175,320
City of Las Cruces, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,422,100
City of Roswell, 5.00% due 6/1/2026 (Joint Water and Sewer Improvement; Insured: BAM)	AA/A1	830,000	1,002,250
City of Roswell, 5.00% due 6/1/2035 (Joint Water and Sewer Improvement; lnsured: BAM)	AA/A1	580,000	665,115
City of Roswell, 5.00% due 6/1/2036 (Joint Water and Sewer Improvement; Insured: BAM)	AA/A1	640,000	731,821
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,408,980

Annual Report  |  9

Schedule of Investments, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	$1,465,000	$1,519,996
City of Santa Fe GRT, 5.00% due 6/1/2028 (Public Facilities)	AA+/NR	930,000	1,104,022
City of Santa Fe GRT, 5.00% due 6/1/2029 (Public Facilities)	AA+/NR	950,000	1,128,961
Colfax County, 5.00% due 9/1/2019 (Government Center Facility) (ETM)	A-/NR	240,000	252,353
Colfax County, 5.50% due 9/1/2029 pre-refunded 9/1/2019 (Government Center Facility)	A-/NR	2,510,000	2,721,618
County of Los Alamos, 4.875% due 6/1/2018 (Public Facilities)	AA+/A1	500,000	512,805
County of Los Alamos, 5.50% due 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,029,780
County of Los Alamos, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,031,540
County of Los Alamos, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	3,000,000	3,097,110
County of Los Alamos, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,032,370
Farmington Municipal School District No. 5 GO, 5.00% due 9/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	600,000	644,856
Government of Guam, 5.375% due 12/1/2024 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,183,820
Government of Guam, 5.00% due 11/15/2031 (Various Capital Projects)	A/NR	2,500,000	2,720,750
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	2,500,000	2,693,475
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,565,000	1,616,645
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,655,000	1,709,615
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,745,000	1,802,585
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,268,620
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa2	630,000	635,147
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,080,020
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,327,630
New Mexico Finance Authority, 5.00% due 12/15/2017 (State Highway Infrastructure)	AA/Aa2	250,000	252,218
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,452,825
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,417,724
New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AAA/Aa2	1,000,000	1,173,550
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 pre-refunded 8/1/2018 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,249,120
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	600,000	695,970
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	1,150,000	1,379,954
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,111,420
New Mexico Hospital Equipment Loan Council, 0.90% due 8/1/2034 put 10/2/2017 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa3	3,200,000	3,200,000
New Mexico Hospital Equipment Loan Council, 0.90% due 8/1/2034 put 10/2/2017 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa3	9,635,000	9,635,000
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 pre-refunded 8/1/2019 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,214,170
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	525,000	525,446
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020 (Campus Buildings Acquisition & Improvements)	A+/A1	590,000	646,870
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023 (Campus Buildings Acquisition & Improvements)	A+/A1	685,000	769,289
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024 (Campus Buildings Acquisition & Improvements)	A+/A1	525,000	588,578
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025 (Campus Buildings Acquisition & Improvements)	A+/A1	505,000	564,782
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028 (Campus Buildings Acquisition & Improvements)	A+/A1	1,500,000	1,673,520
New Mexico Mortgage Finance Authority, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	410,000	412,837
New Mexico Mortgage Finance Authority, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	175,000	175,565
New Mexico Mortgage Finance Authority, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	870,000	918,015
New Mexico Mortgage Finance Authority, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	900,000	904,932
New Mexico Mortgage Finance Authority, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	160,000	160,952
New Mexico Mortgage Finance Authority, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	465,000	479,847
Regents of New Mexico State University, 5.00% due 4/1/2035 (Campus Buildings Acquisition & Improvements)	AA-/A1	1,900,000	2,203,734
Regents of New Mexico State University, 5.00% due 4/1/2036 (Campus Buildings Acquisition & Improvements)	AA-/A1	1,995,000	2,312,125
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	300,000	325,971
Regents of the University of New Mexico, 0.87% due 6/1/2026 put 10/6/2017 (Campus Buildings Acquisition & Improvements; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA/Aa2	1,200,000	1,200,000
Regents of the University of New Mexico, 4.50% due 6/1/2034 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,685,250
Regents of the University of New Mexico, 4.50% due 6/1/2035 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,681,590
Regents of the University of New Mexico, 4.50% due 6/1/2036 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,675,485

10  |  Annual Report

Schedule of Investments, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	$1,280,000	$1,496,179
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,583,482
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	205,000	207,187
Santa Fe County, 5.00% due 6/1/2025 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,438,206
Santa Fe County, 5.00% due 6/1/2026 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,576,890
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,841,237
Santa Fe County GO, 5.00% due 7/1/2018 (Road and Various Other Public Facilities Improvements)	NR/NR	625,000	643,956
Santa Fe County GRT, 5.00% due 6/1/2025 (County Buildings & Facilities)	AA+/NR	1,250,000	1,523,013
Santa Fe County GRT, 5.00% due 6/1/2026 (County Buildings & Facilities)	AA+/NR	640,000	773,395
Santa Fe County GRT, 5.00% due 6/1/2027 (County Buildings & Facilities)	AA+/NR	275,000	327,726
State of New Mexico, 5.00% due 7/1/2020 (Educational Facilities)	AA-/Aa2	4,000,000	4,417,600
State of New Mexico, 5.00% due 7/1/2022 pre-refunded 7/1/2019 (Capital Improvements)	AA-/Aa2	350,000	374,234
State of New Mexico, 5.00% due 7/1/2025 (Educational Facilities)	AA-/Aa2	2,000,000	2,436,280
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	520,000	593,757
Town of Silver City, 2.00% due 12/1/2018 (Joint Utility System Improvement; Insured: BAM)	AA/NR	260,000	262,519
Town of Silver City, 2.00% due 12/1/2019 (Joint Utility System Improvement; Insured: BAM)	AA/NR	265,000	269,961
Town of Silver City, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,040,420
Town of Silver City, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,091,570
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A-/NR	3,000,000	3,120,660
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029 (Diageo Project)	NR/Caa2	2,500,000	1,682,800
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,780,352

TOTAL INVESTMENTS — 98.51% (Cost $ 191,926,946)			198,808,023

OTHER ASSETS LESS LIABILITIES — 1.49%			3,016,210

NET ASSETS — 100.00%			201,824,233

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.	FNMA	Collateralized by Federal National Mortgage Association
AMBAC	Insured by American Municipal Bond Assurance Corp.	GNMA	Collateralized by Government National Mortgage Association
AMT	Alternative Minimum Tax	GO	General Obligation
BAM	Insured by Build America Mutual Insurance Co.	GRT	Gross Receipts Tax
ETM	Escrowed to Maturity	Natl-Re	Insured by National Public Finance Guarantee Corp.
FHLMC	Insured by Federal Home Loan Mortgage Corp.

See notes to financial statements.

Annual Report  |  11

Statement of Assets and Liabilities

Thornburg New Mexico Intermediate Municipal Fund   |   September 30, 2017

ASSETS

Investments at value (cost $191,926,946) (Note 3)	$198,808,023
Cash	700,907
Receivable for fund shares sold	313,944
Interest receivable	2,531,431
Prepaid expenses and other assets	8,308

Total Assets	202,362,613

LIABILITIES

Payable for fund shares redeemed	297,587
Payable to investment advisor and other affiliates (Note 4)	135,582
Accounts payable and accrued expenses	70,882
Dividends payable	34,329

Total Liabilities	538,380

NET ASSETS	$201,824,233

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	6,881,077
Accumulated net realized gain (loss)	(1,254,573)
Net capital paid in on shares of beneficial interest	196,223,625

$201,824,233

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($116,914,731 applicable to 8,791,398 shares of beneficial interest outstanding - Note 5)	$13.30

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.57

Class D Shares:
Net asset value, offering and redemption price per share ($22,666,199 applicable to 1,703,514 shares of beneficial interest outstanding - Note 5)	$13.31

Class I Shares:
Net asset value, offering and redemption price per share ($62,243,303 applicable to 4,682,389 shares of beneficial interest outstanding - Note 5)	$13.29

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg New Mexico Intermediate Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $1,929,351)	$6,971,090

EXPENSES

Investment advisory fees (Note 4)	1,043,238
Administration fees (Note 4)
Class A Shares	155,301
Class D Shares	30,728
Class I Shares	29,912
Distribution and service fees (Note 4)
Class A Shares	310,602
Class D Shares	118,189
Transfer agent fees
Class A Shares	58,780
Class D Shares	10,386
Class I Shares	25,273
Registration and filing fees
Class A Shares	1,650
Class D Shares	1,047
Class I Shares	3,608
Custodian fees (Note 2)	47,992
Professional fees	40,824
Accounting fees (Note 4)	7,244
Trustee fees	8,729
Other expenses	22,612

Total Expenses	1,916,115
Less:
Expenses reimbursed by investment advisor (Note 4)	(666)

Net Expenses	1,915,449

Net Investment Income	5,055,641

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(100,189)
Net change in unrealized appreciation (depreciation) on investments	(6,289,705)

Net Realized and Unrealized Loss	(6,389,894)

Net Decrease in Net Assets Resulting from Operations	$(1,334,253)

See notes to financial statements.

Annual Report  |  13

Statements of Changes in Net Assets

Thornburg New Mexico Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$5,055,641	$5,145,164
Net realized gain (loss) on investments	(100,189)	(8,510)
Net unrealized appreciation (depreciation) on investments	(6,289,705)	2,102,714

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,334,253)	7,239,368

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(2,929,452)	(3,030,645)
Class D Shares	(522,688)	(560,708)
Class I Shares	(1,603,501)	(1,553,811)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(16,089,076)	(4,494,643)
Class D Shares	(5,032,358)	(727,598)
Class I Shares	(1,739,640)	7,352,843

Net Increase (Decrease) in Net Assets	(29,250,968)	4,224,806

NET ASSETS

Beginning of Year	231,075,201	226,850,395

End of Year	$201,824,233	$231,075,201

Distribution in excess of net investment income	$(25,896)	$(25,896)

See notes to financial statements.

14  |  Annual Report

Notes to Financial Statements

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio

Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$191,926,946

Gross unrealized appreciation on a tax basis	$7,829,830
Gross unrealized depreciation on a tax basis	(948,753)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,881,077

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $100,189. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $1,154,384 (of which $87,413 are short-term and $1,066,971 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2017, the Fund had $8,433 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$5,055,641	$5,145,148
Ordinary income	–	16

Total	$5,055,641	$5,145,164

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$198,808,023	$–	$198,808,023	$–

Total Investments in Securities	$198,808,023	$–	$198,808,023	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2017 was 0.50% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $7,244 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $4,855 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D of shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

For the year ended September 30, 2017, the Advisor reimbursed certain class specific expenses, administrative fees, and distribution fees of $666 for Class A shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 10.6%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $3,631,941 in purchases and $5,508,794 in sales generating realized losses of $14,953.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	542,204	$7,240,912	915,431	$12,528,291
Shares issued to shareholders in reinvestment of dividends	190,890	2,543,123	188,232	2,574,787
Shares repurchased	(1,943,296)	(25,873,111)	(1,432,981)	(19,597,721)

Net decrease	(1,210,202)	$(16,089,076)	(329,318)	$(4,494,643)

Class D Shares
Shares sold	262,935	$3,500,603	309,896	$4,243,840
Shares issued to shareholders in reinvestment of dividends	36,187	482,399	38,634	528,742
Shares repurchased	(678,301)	(9,015,360)	(402,304)	(5,500,180)

Net decrease	(379,179)	$(5,032,358)	(53,774)	$(727,598)

Class I Shares
Shares sold	1,135,137	$15,113,318	673,041	$9,199,727
Shares issued to shareholders in reinvestment of dividends	111,415	1,483,821	105,479	1,442,583
Shares repurchased	(1,382,452)	(18,336,779)	(241,095)	(3,289,467)

Net increase (decrease)	(135,900)	$(1,739,640)	537,425	$7,352,843

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $16,769,788 and $37,467,375, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  19

Financial Highlights

Thornburg New Mexico Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR

CLASS A SHARES

2017(b)	$13.67	0.31	(0.37)	(0.06)	(0.31)	–	(0.31)	$13.30
2016(b)	$13.55	0.30	0.12	0.42	(0.30)	–	(0.30)	$13.67
2015(b)	$13.60	0.34	(0.05)	0.29	(0.34)	–	(0.34)	$13.55
2014(b)	$13.35	0.39	0.25	0.64	(0.39)	–	(0.39)	$13.60
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	–	(0.38)	$13.35

CLASS D SHARES

2017	$13.68	0.28	(0.37)	(0.09)	(0.28)	–	(0.28)	$13.31
2016	$13.55	0.28	0.12	0.40	(0.27)	–	(0.27)	$13.68
2015	$13.61	0.31	(0.06)	0.25	(0.31)	–	(0.31)	$13.55
2014	$13.36	0.35	0.25	0.60	(0.35)	–	(0.35)	$13.61
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	–	(0.35)	$13.36

CLASS I SHARES

2017	$13.67	0.36	(0.38)	(0.02)	(0.36)	–	(0.36)	$13.29
2016	$13.54	0.35	0.12	0.47	(0.34)	–	(0.34)	$13.67
2015	$13.59	0.38	(0.05)	0.33	(0.38)	–	(0.38)	$13.54
2014	$13.35	0.43	0.24	0.67	(0.43)	–	(0.43)	$13.59
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	–	(0.42)	$13.35

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20  |  Annual Report

Financial Highlights, Continued

Thornburg New Mexico Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

2.36	0.98	0.98	0.98	(0.38)	8.61	$116,915
2.18	0.97	0.97	0.97	3.11	6.80	$136,743
2.50	0.98	0.98	0.98	2.15	19.01	$139,939
2.87	0.97	0.97	0.97	4.83	10.79	$143,994
2.76	0.96	0.95	0.96	(1.61)	11.78	$148,499

2.13	1.21	1.21	1.21	(0.61)	8.61	$22,666
1.94	1.21	1.21	1.21	2.94	6.80	$28,489
2.27	1.20	1.20	1.20	1.84	19.01	$28,953
2.60	1.23	1.23	1.23	4.55	10.79	$28,438
2.51	1.21	1.21	1.22	(1.85)	11.78	$28,858

2.68	0.66	0.66	0.66	(0.13)	8.61	$62,243
2.52	0.63	0.63	0.63	3.53	6.80	$65,843
2.80	0.65	0.65	0.65	2.48	19.01	$57,958
3.19	0.65	0.64	0.65	5.09	10.79	$37,380
3.09	0.61	0.61	0.61	(1.29)	11.78	$25,590

Annual Report  |  21

Report of Independent Registered Public Accounting Firm

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of the Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

22  |  Annual Report

Expense Example

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,014.90	$4.95
Hypothetical*	$1,000.00	$1,020.16	$4.96

CLASS D SHARES

Actual	$1,000.00	$1,013.70	$6.15
Hypothetical*	$1,000.00	$1,018.96	$6.17

CLASS I SHARES

Actual	$1,000.00	$1,015.80	$3.32
Hypothetical*	$1,000.00	$1,021.78	$3.33

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; D: 1.22%; I: 0.66%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  23

Trustees and Officers

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24  |  Annual Report

Trustees and Officers, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  25

Trustees and Officers, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26  |  Annual Report

Other Information

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $5,055,641 (or the maximum allowed) are tax exempt dividends and $0 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed other portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for

Annual Report  |  27

Other Information, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons, including the characteristics of investments available to a fund investing primarily in New Mexico. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was higher than the median and average fee levels for the fund category, the level of total expense for one share class was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average total expense levels for the category. Peer group data showed that the Fund’s advisory fee level for two share classes was higher than the median levels of the peer groups but comparable to the fee levels for other funds in the peer groups, the total expense level for one of the share classes was higher than the median of its peer group but comparable to other funds in the group, and the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

28  |  Annual Report

Other Information, Continued

Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  29

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH080

Annual Report September 30, 2017 THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg New York Intermediate Municipal Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report  |  3

Letter to Shareholders

Thornburg New York Intermediate Municipal Fund   |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 40 cents to $13.00 per share during the fiscal year ended September 30, 2017. If you were with us for the entire period, you received dividends of 32.7 cents per share. Dividends were higher for the Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 0.52% total return (without sales charge) for the fiscal year ended September 30, 2017, compared to the 1.00% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations, and other risk factors. The Fund underperformed its benchmark by 1.52%. The impact from the Fund’s 1.39 years shorter duration added 0.45%, while credit quality allocations detracted 0.44%. Other risk factors detracted 0.44%, while the Fund’s expenses and residuals accounted for the remainder of the performance differential.

The New Administration’s Agenda, U.S. Economy, and Fed Policy

The Trump administration took office in January of 2017 with an aggressive agenda. It promised to repeal and replace the Affordable Care Act (ACA), known also as Obamacare, increase infrastructure spending, scale back federal regulatory constraints on businesses, and reform the federal tax code. Initially, the promise of this pro-growth agenda caused interest rates to increase substantially upon Trump’s election in November. This was followed by further increases in December as investors sold municipal bonds to capture losses that appeared to be more valuable in 2016 than 2017. Some nine months later, the repeal and replacement of the ACA has failed to become a reality—tripped up in both the U.S. House and Senate.

Meanwhile, the silence around increased infrastructure spending is deafening. Federal regulatory constraints have been eased only through executive orders. The process for tax reform has just begun, but the administration’s initial measure appears to be hitting a rough patch as the proposed removal of the federal deduction for state and local taxes (SALT) has generated some blowback. The president’s framework for tax reform was mute with regard to continuation of the tax exemption for municipal bonds, although several sources have attributed the administration to stating that the municipal bond tax exemption is safe. The president’s proposal does call for the repeal of the alternative minimum tax. All that said, this is Washington, DC, and with tax reform a major piece of the president’s agenda, watching this sausage get made will be interesting.

After a rather punk showing for the first two quarters of fiscal 2017, in which gross domestic product (GDP) growth was 1.8% and 1.2%, respectively, the economy generated a 3.1% GDP growth rate in the third fiscal quarter. The fiscal fourth quarter estimates of GDP have varied greatly as the impact of three devastating hurricanes (Harvey, Irma and Maria) are taken into consideration. After considering the impacts of Harvey and Irma alone, Goldman Sachs lowered its third-quarter GDP estimate by 0.8% to 2.0%.

Nonfarm payrolls have been a bright spot for the economy, averaging 168,000 new jobs per month for the first 11 months of fiscal 2017. This is a little lower than the 219,000 average monthly jobs generated in fiscal 2016. This all translates to an unemployment rate of 4.4% as of the end of August 2017 versus 4.9% at the end of fiscal 2016. One explanation for this slowdown is that employers cannot find qualified workers. This theory is substantiated by another significant economic indicator, the U.S. Job Openings and Labor Turnover Summary (JOLTS), which measures either newly created or unoccupied positions where an employer is taking specific actions to fill these positions. In July, this measure registered a reading of about 6.2 million, which is the highest since the time series began in December of 2000.

The Phillips Curve, an economic theory posed by A.W. Phillips, states that inflation and unemployment have a stable and inverse relationship. As unemployment decreases, inflation is supposed to increase. As of yet, this theory has not manifested itself. In fact, the Federal Reserve Board’s (Fed) favorite inflation measure, the Core Personal Consumption Expenditures Index (Core PCE)—which measures prices paid by consumers for goods and services without the volatility from movements in food and energy prices—has declined throughout the year. The last available reading at the end of August 2017 (1.30%) is much lower than the one at the end of September 2017 (1.80%).

On September 20, 2017 Bloomberg reported, “Federal Reserve Chair Janet Yellen acknowledged that the fall in inflation this year was a bit of a ‘mystery’ but suggested that the central bank was on course to raise interest rates again in 2017 nonetheless.” Any increase would be on top of the three hikes in the Federal Funds rate in fiscal 2017, bringing the range for the Federal Funds rate from 0.50% – 0.75% at the beginning of the year to 1.00% – 1.25% on June 14, 2017.

In addition, the Fed will begin reducing its $4.5 trillion balance sheet in October, by slowly unwinding the stimulus program it engaged a decade ago to combat the Great Recession. Its plan is to reduce its holdings of U.S. Treasury and mortgage-backed securities by $10 billion in October of 2017 and gradually raise the reduction amount in the months ahead. Essentially, this

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg New York Intermediate Municipal Fund   |  September 30, 2017 (Unaudited)

reduces the demand for these securities from a purchaser that was not altogether economically motivated in the traditional sense. The Fed believes that the economy is strong enough that this gradual reduction of its balance sheet will not be disruptive, although some do not share this opinion. CNBC reported in August 2017, in an interview with JPMorgan Chase CEO Jamie Dimon, that he;

“stopped short of saying the bond market is on the cusp of a collapse, but said he wouldn’t personally buy any long-term government debt. ‘I’m not going to call it a bubble, but I personally wouldn’t be buying a 10-year sovereign debt anywhere in the world…my view is the Fed is doing the right things, raising rates, telling people we’re going to start reducing the balance sheet,’ Dimon added.”

The Municipal Bond Market

The municipal bond market suffered a setback in November and December of 2016. The surprise U.S. election results and the new administration’s pro-growth and pro-infrastructure agenda caused interest rates to initially rise and the tax loss harvesting caused rates to rise higher in December of 2016.

In New York, personal income rose 2.29% between the second quarter of 2016 and the second quarter of 2017 (most recent data available). The Bureau of Labor Statistics reported a steady unemployment rate of 4.8% in August from 4.7% in July. This is a preliminary reading and subject to revision. Compare this to the national unemployment rate for August, which was 4.4% and 4.2% in September. New York state tax revenues are down 4.61% on an annual basis from the second quarter of 2016 through the second quarter of 2017 due to the state’s reliance on energy. E.J. McMahon, president of the fiscal watchdog the Empire Center for Public Policy stated, “There’s speculation high-income taxpayers and employers are anticipating a federal tax cut as soon as this year … which has prompted a good number of them to delay deal-making and to shift potential capital gains income to a year later.” New York is one of the states that would be significantly impacted by the repeal of the SALT deduction. If this were to pass, it could positively affect the valuations of in-state municipal bonds as demand grows from investors looking to reduce their overall tax burden.

The municipal bond market’s returns were a result of rising rates across the yield curve – with long-term rates increasing more than short-term rates as shown in Figure 1.

Figure I	|	12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds (as of September 29, 2017)

Source: Bloomberg

President Trump’s goal of tax reform in particular led investors to believe that losses taken in 2016 were of greater value than losses taken in 2017. After this uptick in rates, yields moved steadily lower, and 10-year AAA general obligation bond yields decreased by about 0.30% between December 31, 2016 and September 30, 2017. Quality spreads continue to be extremely narrow, as income-starved investors extended out the yield curve or accepted lower credit quality in search of meeting an income bogey.

Cash flows into municipal bond mutual funds have been positive but nothing like the levels we experienced in fiscal year 2016. Foreign institutional investors have shown an increased interest in the municipal bond markets throughout the U.S., exhibiting some of the same characteristics as domestic retail investors by trying to quench a thirst for income.

Credit quality in the municipal bond market has been pretty stable except for some idiosyncratic disturbances. Illinois, for example, went down to the wire to pass its first budget in three years. The rating agencies threatened to drop the state’s credit rating to below investment grade, which would have seriously limited its bonds’ marketability. These antics caused the price of Illinois debt to go dramatically lower prior to the ultimate passage of the budget, after which it rallied considerably.

Elsewhere, several prominent high-yield securities came to market and were very well received. One was a mall in New Jersey across from the Meadowlands, which has been mothballed for approximately 15 years. Originally called Xanadu and referred to as the “ugliest building in New Jersey” by the Governor, it is

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg New York Intermediate Municipal Fund   |  September 30, 2017 (Unaudited)

now called “The American Dream Mall” in its recent incarnation. The fact that this and other non-rated, high-yield projects are so well received is more evidence of how income-starved investors have become in an overly accommodative central bank world. By the way, we did not purchase this bond issue, because visitation needs to be 2x that of Disney World just to break even. And, when Amazon is disrupting everything from retail goods to groceries, we felt the last thing New Jersey needed was another mall.

Current Portfolio Positioning

We have positioned this portfolio, like our others, at the bottom end of its risk spectrum. If this sounds familiar, it is, as we said the same thing last year. We have lower durations, higher credit quality and higher reserve positions (to hedge against increased market illiquidity).

We believe that investors are not currently being compensated to take much risk. Real yields (yield less inflation) are low by historic standards (off the bottom but still low). Credit spreads are very narrow, back to pre-crisis levels, when 50% or more of the new issue market was insured by AAA municipal bond insurers. This is particularly concerning, as today only about 7% to 8% of the new issue market is insured and the municipal bond insurers are no longer rated AAA. A few desperate municipal market issuers, like Hartford, CT, are openly discussing debt restructuring and the president is making comments like the following with regard to Puerto Rico’s debt: “You know they owe a lot of money to your friends on Wall Street. We’re gonna have to wipe that out.” The precedents set by the recent municipal Chapter 9 proceedings of Detroit, MI and San Bernardino, CA have in effect placed bondholders in a subordinated position to pensioners. Sometimes investors are motivated more by greed than fear and vice versa. Greed seems to be the current primary motivating factor, and it is in such an environment that caution should be exercised. That is exactly what we are doing—relying on value-oriented, bottom-up fundamental analysis in portfolio construction.

Why Own Municipal Bonds

Fixed income assets are an important part of a well-diversified portfolio, as they can provide a stabilizing force to the potential swings of the equity portion of the portfolio. These asset classes are not always positively correlated and can therefore dampen the overall portfolio’s volatility.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA

Portfolio Manager

Managing Director

Nicholos Venditti, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg New York Intermediate Municipal Fund   |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

A Shares (Incep: 9/5/97)
Without sales charge	-0.52%	1.74%	1.68%	3.45%	3.82%

With sales charge	-2.48%	1.06%	1.28%	3.24%	3.71%

I Shares (Incep: 2/1/10)	-0.20%	2.06%	2.01%	–	3.51%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.41%
SEC Yield	0.77%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.03%; I shares, 0.72%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.26%, and the SEC yield would have been 0.63%.

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report  |  7

Fund Summary

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	65
Effective Duration	4.1 Yrs
Average Maturity	7.3 Yrs

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service. Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

8  |  Annual Report

Schedule of Investments

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	City of New York GO, 0.90% due 8/1/2020 put 10/2/2017 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	$500,000	$500,000
	City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,170,600
	City of New York GO, 0.92% due 4/1/2042 put 10/2/2017 (City Budget Financial Management; LOC: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,000,000	1,000,000
	County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,168,600
	Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	586,414
	Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	557,420
	Erie County Fiscal Stability Authority, 5.00% due 9/1/2034	NR/Aa1	850,000	1,022,439
	Erie County Industrial Development Agency, 5.25% due 5/1/2025 pre-refunded 5/1/2019 (Buffalo City School District)	AA/Aa2	1,000,000	1,067,310
	Government of Guam, 5.375% due 12/1/2024 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	1,000,000	1,091,910
	Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	2,000,000	2,154,780
	Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	544,615
	Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A2	500,000	560,740
	Hudson Yards Infrastructure Corp., 5.00% due 2/15/2035 (Hudson Yards Subway Station)	A+/Aa3	1,000,000	1,181,220
	Long Island Power Authority, 5.25% due 9/1/2029 (Electric System Capital Improvements)	AA/A3	645,000	794,640
	Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	800,000	848,232
	Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	10,000	10,603
	Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A1	190,000	201,280
	Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	285,823
	Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	341,316
	Nassau County IDA, 4.75% due 3/1/2026 pre-refunded 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,086,830
	Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	316,038
a	Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	477,860
	Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,188,720
	New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	840,047
	New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,083,430
b	New York City Municipal Water Finance Authority, 5.00% due 6/15/2032 (Water & Sewer System)	AA+/Aa1	250,000	303,648
	New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 10/2/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	700,000	700,000
	New York City Transitional Finance Authority, 5.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA/Aa2	1,000,000	1,050,190
	New York City Transitional Finance Authority, 0.92% due 2/1/2045 put 10/2/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
	New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts) (ETM)	A+/A2	175,000	183,925
	New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,021,370
	New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	345,000	351,759
	New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	807,751
	New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,291,607
	New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	A/A3	1,000,000	1,173,760
	New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa2	1,000,000	1,011,580
	New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	684,342
	New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,617,631
	New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,142,060
	New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,156,206
	New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	851,212
	New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	501,720
	New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	2,918,750
	New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	236,138
	New York State Dormitory Authority, 5.25% due 5/1/2030 pre-refunded 5/1/2019 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,066,650
	New York State Dormitory Authority, 5.00% due 2/15/2032	AAA/Aa1	1,000,000	1,197,640
	New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,052,490
	Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,090,710
	Onondaga Civic Development Corp., 5.50% due 12/1/2031 (State University of New York Upstate Medical University)	A+/NR	1,000,000	1,147,970
	Rensselaer City School District COP, 5.00% due 6/1/2023 (Unified School Campus Project; Insured: AGM) (State Aid Withholding)	AA/A2	1,000,000	1,168,870
	Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	301,835

Annual Report  |  9

Schedule of Investments, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	$1,000,000	$1,202,790
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,198,380
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA/Aa2	2,150,000	2,438,465
Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2022	A/NR	1,000,000	1,138,420
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,111,530
Town of Oyster Bay GO, 2.50% due 6/1/2018 (Plainview, Locust Valley, South Farmingdale, Jericho, Bethpage, Oyster Bay Water Districts)	NR/NR	620,000	622,461
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,417,656
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,172,370
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,170,270
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	230,000	245,093
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	710,000	756,271
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,194,450
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,191,900
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A2	1,300,000	1,545,726

TOTAL INVESTMENTS — 96.43% (Cost $58,174,240)			$61,516,463

OTHER ASSETS LESS LIABILITIES — 3.57%			2,277,280

NET ASSETS — 100.00%			$63,793,743

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.	GO	General Obligation
BAM	Insured by Build America Mutual Insurance Co.	IDA	Industrial Development Authority
COP	Certificates of Participation	Natl-Re	Insured by National Public Finance Guarantee Corp.
ETM	Escrowed to Maturity

See notes to financial statements.

10  |  Annual Report

Statement of Assets and Liabilities

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

ASSETS

Investments at value (cost $58,174,240) (Note 3)	$61,516,463
Cash	314,794
Receivable for investments sold	1,530,000
Receivable for fund shares sold	17,399
Interest receivable	876,844
Prepaid expenses and other assets	6,153

Total Assets	64,261,653

LIABILITIES

Payable for investments purchased	303,888
Payable for fund shares redeemed	54,790
Payable to investment advisor and other affiliates (Note 4)	32,289
Accounts payable and accrued expenses	58,475
Dividends payable	18,468

Total Liabilities	467,910

NET ASSETS	$63,793,743

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	3,342,223
Accumulated net realized gain (loss)	(616,659)
Net capital paid in on shares of beneficial interest	61,085,026

$63,793,743

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($36,576,395 applicable to 2,813,369 shares of beneficial interest outstanding - Note 5)	$13.00

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.27

Class I Shares:
Net asset value, offering and redemption price per share ($27,217,348 applicable to 2,093,589 shares of beneficial interest outstanding - Note 5)	$13.00

See notes to financial statements.

Annual Report  |  11

Statement of Operations

Thornburg New York Intermediate Municipal Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $557,044)	$2,253,483

EXPENSES

Investment advisory fees (Note 4)	322,932
Administration fees (Note 4)
Class A Shares	48,891
Class I Shares	12,737
Distribution and service fees (Note 4)
Class A Shares	97,783
Transfer agent fees
Class A Shares	28,051
Class I Shares	23,293
Registration and filing fees
Class A Shares	3,868
Class I Shares	1,067
Custodian fees (Note 2)	26,096
Professional fees	36,873
Accounting fees (Note 4)	2,282
Trustee fees	2,704
Other expenses	15,546

Total Expenses	622,123
Less:
Expenses reimbursed by investment advisor (Note 4)	(64,507)

Net Expenses	557,616

Net Investment Income	1,695,867

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	(123,791)
Net change in unrealized appreciation (depreciation) on investments	(2,289,319)

Net Realized and Unrealized Loss	(2,413,110)

Net Decrease in Net Assets Resulting from Operations	$(717,243)

See notes to financial statements.

12  |  Annual Report

Statements of Changes in Net Assets

Thornburg New York Intermediate Municipal Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$1,695,867	$1,815,241
Net realized gain (loss) on investments	(123,791)	(13,529)
Net unrealized appreciation (depreciation) on investments	(2,289,319)	1,336,245

Net Increase (Decrease) in Net Assets Resulting from Operations	(717,243)	3,137,957

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(979,082)	(1,033,774)
Class I Shares	(716,785)	(781,467)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(7,051,787)	(5,647,817)
Class I Shares	(3,248,623)	745,159

Net Decrease in Net Assets	(12,713,520)	(3,579,942)

NET ASSETS

Beginning of Year	76,507,263	80,087,205

End of Year	$63,793,743	$76,507,263

Distribution in excess of investment income	$(16,847)	$(16,847)

See notes to financial statements.

Annual Report  |  13

Notes to Financial Statements

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio

14  |  Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$58,174,240

Gross unrealized appreciation on a tax basis	$3,366,407
Gross unrealized depreciation on a tax basis	(24,184)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,342,223

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $241,886. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $374,772 (of which $127,505 are short-term and $247,267 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2017, the Fund utilized $104,566 of long-term capital loss carry towards generated after September 30, 2011.

At September 30, 2017, the Fund had $1,621 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the year ended September 30, 2017 and September 30, 2016 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Tax exempt income	$1,694,416	$1,815,241
Ordinary income	1,451	–

Total	$1,695,867	$1,815,241

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

Annual Report  |  15

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$61,516,463	$–	$61,516,463	$–

Total Investments in Securities	$61,516,463	$–	$61,516,463	$–

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2017 was 0.50% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $2,282 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $45 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $37,709 for Class A shares and $26,798 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $1,626,217 in sales generating realized losses of $534.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	273,384	$3,551,462	249,737	$3,332,694
Shares issued to shareholders in reinvestment of dividends	58,019	754,362	60,467	808,135
Shares repurchased	(876,328)	(11,357,611)	(733,326)	(9,788,646)

Net decrease	(544,925)	$(7,051,787)	(423,122)	$(5,647,817)

Class I Shares
Shares sold	739,573	$9,621,219	602,854	$8,053,470
Shares issued to shareholders in reinvestment of dividends	54,399	707,544	58,096	776,695
Shares repurchased	(1,050,573)	(13,577,386)	(605,034)	(8,085,006)

Net increase (decrease)	(256,601)	$(3,248,623)	55,916	$745,159

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $6,832,310 and $17,359,706, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

18  |  Annual Report

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Annual Report  |  19

Financial Highlights

Thornburg New York Intermediate Municipal Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$13.40	0.33	(0.40)	(0.07)	(0.33)	–	(0.33)	$13.00
2016(b)	$13.18	0.29	0.22	0.51	(0.29)	–	(0.29)	$13.40
2015(b)	$13.22	0.29	(0.04)	0.25	(0.29)	–	(0.29)	$13.18
2014(b)	$12.93	0.30	0.29	0.59	(0.30)	–	(0.30)	$13.22
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	–	(0.34)	$12.93

CLASS I SHARES

2017	$13.40	0.37	(0.40)	(0.03)	(0.37)	–	(0.37)	$13.00
2016	$13.18	0.33	0.22	0.55	(0.33)	–	(0.33)	$13.40
2015	$13.22	0.33	(0.04)	0.29	(0.33)	–	(0.33)	$13.18
2014	$12.93	0.33	0.30	0.63	(0.34)	–	(0.34)	$13.22
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	–	(0.38)	$12.93

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20  |  Annual Report

Financial Highlights, Continued

Thornburg New York Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

2.50	0.99	0.99	1.09	(0.52)	11.11	$36,576
2.18	0.96	0.96	1.03	3.91	7.02	$45,009
2.16	0.98	0.98	1.05	1.87	7.72	$49,845
2.27	0.99	0.99	1.05	4.59	14.12	$54,301
2.54	0.99	0.99	1.05	(1.32)	11.31	$54,061

2.81	0.67	0.67	0.77	(0.20)	11.11	$27,217
2.51	0.63	0.63	0.72	4.25	7.02	$31,498
2.47	0.67	0.67	0.76	2.19	7.72	$30,242
2.57	0.67	0.67	0.73	4.93	14.12	$23,922
2.86	0.67	0.67	0.74	(1.00)	11.31	$7,060

Annual Report  |  21

Report of Independent Registered Public Accounting Firm

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of the

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg New York Intermediate Municipal Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

22  |  Annual Report

Expense Example

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,017.50	$5.01
Hypothetical*	$1,000.00	$1,020.11	$5.01

CLASS I SHARES

Actual	$1,000.00	$1,019.10	$3.39
Hypothetical*	$1,000.00	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  23

Trustees and Officers

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24  |  Annual Report

Trustees and Officers, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  25

Trustees and Officers, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26  |  Annual Report

Other Information

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Fund of $1,694,416 (or the maximum allowed) are tax exempt dividends for federal income tax purposes and $1,451 are taxable ordinary income dividends. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for

Annual Report  |  27

Other Information, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for two fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses for the Fund’s two share classes to the fee levels and expenses of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for the second share class was lower than the median and average expense levels for the category. Peer group data showed that the Fund’s advisory fee level for one share class was higher than the median of its peer group but comparable to other funds in the group and that the advisory fee level for the second share class was comparable to the median fee level for its peer group. The data further showed that the total expense level for one of the share classes fell at the top of the range of its peer group but was comparable to expense levels for other funds in the peer group, while the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

28  |  Annual Report

Other Information, Continued

Thornburg New York Intermediate Municipal Fund  |  September 30, 2017 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and enhance staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and enhance staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  29

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH860

Annual Reports
September 30, 2017
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
THORNBURG LIMITED TERM INCOME FUND
THORNBURG LOW DURATION INCOME FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Annual Reports  |  September 30, 2017

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS

Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

LIMITED TERM INCOME FUND

Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671

LOW DURATION INCOME FUND

Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Reports  |  3

Letter to Shareholders

September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the year ended September 30, 2017. The net asset value (NAV) of a Class A share of Limited Term U.S. Government Fund decreased by $0.24 in the period to $13.01, and if you were invested for the entire period, you received dividends of 18.2 cents per share. If you reinvested your dividends, you received 18.3 cents per share. The NAV of a Class A share of Limited Term Income Fund decreased $0.07 in the period to $13.44. If you were invested for the entire period, you received dividends of 24.4 cents per share. If you reinvested your dividends, you received 24.6 cents per share. The NAV of a Class A share of Low Duration Income Fund decreased $0.04 to $12.42 per share. If you were invested for the entire period, you received dividends of 16.7 cents per share. If you reinvested your dividends, you received 16.8 cents per share. Dividends per share varied for other share classes to account for varying class-specific expenses.

Combining income and change in price, Class A shares of Thornburg Limited Term U.S. Government Fund produced a total return of negative 0.43% (without sales charge) over the year. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of negative 0.66% over the same period. Class A shares of Thornburg Limited Term Income Fund produced a total return of 1.31% (without sales charge) over the year ended September 30, 2017. The Bloomberg Barclays Intermediate Government/Credit Bond Index produced a 0.23% total return over the same time period. Class A shares of Thornburg Low Duration Income Fund produced a total return of 1.03% (without sales charge) over the year ended September 30, 2017. The Bloomberg Barclays U.S. 1-3 Year Aggregate Bond Index produced a 0.69% total return over the same time period.

Over the last year, and the first six months in particular, markets continued to remind investors that low probability events sometimes occur, and that the general consensus can be quite wrong. However, even if investors had foreseen a Trump victory, could anyone have effectively repositioned their portfolios to address the equally surprising reaction to it across domestic and global markets? Market gloom lasted only hours before President-elect Trump gave a conciliatory speech, igniting market enthusiasm. Stocks rallied and bonds sold off as investors became confident Trump’s pro-growth policies would be implemented by the Republican-dominated legislative branch.

After yields backed-up post-election, we added a bit of duration to the portfolios via U.S. Treasuries and Treasury Inflation Protected Securities as the risk-reward tradeoff became more favorable. As always, we remained consistent in our philosophy of taking on incremental risk only when we believe that risk offers proper compensation. Given the move in Treasuries, one might have expected that corporate spreads widened as well, leading to a broader opportunity set in which to deploy capital. However, given Trump’s proposed fiscal agenda and the potential effects on growth, corporate spreads remained tight. Despite yields having bottomed in July 2016, many investors’ portfolios were caught off-guard as yields rose faster than most expected. The Funds, while not immune to the rise in rates during this time, ultimately outperformed their respective benchmarks. Why? We do not make large bets on singular events. We take a balanced risk approach; regardless of the election outcome, we didn’t believe Treasury curve pricing compensated appropriately for risk (low real return, low/negative term premium in 10-year Treasury, etc.).

Fast forward to the second half of the period, and as time has progressed, markets have come to discount the possibility of meaningful fiscal stimulus and, therefore, a resulting reflation trade. Ten-year U.S. Treasury yields have declined meaningfully since their peak, and the two- versus 10-year curve has flattened, suggesting that the market is suspicious with respect to potential future inflationary policy. Throughout the year and most recent quarter in particular, administrative gridlock caused market participants to doubt the administration’s ability to meaningfully implement its agenda.

Closer to the end of the period, the Federal Reserve Board (Fed) recently announced the when, how, and why of its balance sheet reduction. The passive, maturity roll-off approach, has been well received by markets so far. Most investors will agree, however, that quantitative easing (QE) from central banks around the world has both depressed risk-free yields and compressed risk-asset spreads. What then, will be the ultimate result of the unwinding? The truth is no one knows, and while we believe it can be completed in an orderly fashion—that is to say we are unlikely to repeat taper tantrums—perhaps it is wise to be skeptical that the unwinding will go off without a hitch.

In general, we remain disciplined and defensive regarding interest-rate and credit risk. As a result, we continue to hold high levels of cash, which we are ready to deploy as meaningful opportunities present themselves without reaching for yield. Depending upon the mandate, we added modest exposure to relatively short-term investment-grade floating-rate bonds in the earlier part of the year. Where appropriate, given each portfolio’s guidelines, these additions came by way of various structures, including asset-backed securities and corporates—the common link being that, regardless of structure, they were backed by high-quality assets. But while neither interest rate nor credit risk is well compensated in the market today, we still are finding select opportunities to add interesting securities to the portfolios. For example, as mentioned in our most recent commentary, across the portfolios we added modest mortgage-backed securities exposure. In all instances these were high-quality, short-term bonds. Additionally, they were structured to

4  |  Annual Reports

Letter to Shareholders, Continued

September 30, 2017 (Unaudited)

limit the potential range of pre-payment or extension risk outcomes, giving us confidence in their likely weighted average life.

We also continue to take advantage of the occasional market pullback to add attractively priced risk assets, though as suggested, these pullbacks have been fewer in number in recent months. We continue to follow our central tenant of investing—seeking the best relative value in terms of risk and reward—and for now that continues to point to higher-quality instruments for the portfolio and a general posture of caution.

Thank you for your continued trust in us. We look forward to working hard to add value to your holdings.

Sincerely,

Jason Brady, CFA

Portfolio Manager

President, CEO, and Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Reports  |  5

Performance Summary

September 30, 2017 (Unaudited)

AVERAGE ANNUAL RETURNS

LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 11/16/87)
Without sales charge	-0.43%	0.86%	0.50%	2.48%	4.81%
With sales charge	-1.92%	0.36%	0.19%	2.32%	4.75%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.72%	0.58%	0.22%	2.20%	3.70%
With sales charge	-1.22%	0.58%	0.22%	2.20%	3.70%
Class I Shares (Incep: 7/5/96)	-0.18%	1.19%	0.82%	2.80%	4.18%
Class R3 Shares (Incep: 7/1/03)	-0.47%	0.80%	0.43%	2.42%	2.39%
Class R4 Shares (Incep: 2/1/14)	-0.49%	0.79%	-	-	0.86%
Class R5 Shares (Incep: 5/1/12)	-0.23%	1.17%	0.79%	-	0.95%

LIMITED TERM INCOME FUND
Class A Shares (Incep: 10/1/92)
Without sales charge	1.31%	1.98%	2.04%	4.22%	4.98%
With sales charge	-0.24%	1.45%	1.73%	4.06%	4.91%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.10%	1.75%	1.82%	3.97%	4.66%
With sales charge	0.60%	1.75%	1.82%	3.97%	4.66%
Class I Shares (Incep: 7/5/96)	1.61%	2.34%	2.39%	4.58%	5.18%
Class R3 Shares (Incep: 7/1/03)	1.19%	1.86%	1.93%	4.16%	3.71%
Class R4 Shares (Incep: 2/1/14)	1.11%	1.85%	-	-	2.03%
Class R5 Shares (Incep: 5/1/12)	1.53%	2.21%	2.28%	-	2.69%
Class R6 Shares (Incep: 4/10/17)	-	-	-	-	1.92%

LOW DURATION INCOME FUND
Class A Shares (Incep: 12/30/13)
Without sales charge	1.03%	1.10%	-	-	1.24%
With sales charge	-0.48%	0.59%	-	-	0.82%
Class I Shares (Incep: 12/30/13)	1.19%	1.26%	-	-	1.41%

30-DAY YIELDS

Thornburg Limited Term U.S. Government Fund, A Shares
Annualized Distribution Yield	1.11%
SEC Yield	0.89%

Thornburg Limited Term Income Fund, A Shares
Annualized Distribution Yield	1.88%
SEC Yield	1.49%

Thornburg Low Duration Income Fund, A Shares
Annualized Distribution Yield	1.56%
SEC Yield	0.98%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund A shares, 0.91%; C shares, 1.20%; I shares, 0.57%; R3 shares, 1.30%; R4 shares, 2.71%; R5 shares, 2.05%; Limited Term Income Fund A shares, 0.86%, and Class R6; C shares, 1.08%; I shares, 0.50%; R3 shares, 1.10%; R4 shares, 1.97%; R5 shares, 0.72%; R6 shares, 0.54%; and Low Duration Income Fund A shares, 1.74%; I shares, 1.18%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%; R6 shares 0.45%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 0.29%, and the SEC yield would have been (0.29%).

6  |  Annual Reports

Glossary

September 30, 2017 (Unaudited)

The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Consumer Price Index (CPI) – Index that measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. Also known as the cost-of-living index.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Risk-Free Asset – An asset which has a virtually certain future return. Treasury bills are typically used to represent risk-free assets because they are backed by the U.S. government and have short maturities. Every investment carries some type of risk.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

Treasury Inflation Protected Securities (TIPS) – A U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Reports  |  7

Fund Summary

Thornburg Limited Term U.S. Government Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTION - US GOV

Number of Bonds	163
Effective Duration	2.6 Yrs
Average Maturity	3.5 Yrs

Lipper Best Short-Intermediate U.S. Government Fund (Class I Shares) 3-year period ended 11/30/16, among 25 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charge). Fund Classification Awards are given for three-year, five-year, and ten-year periods. Thornburg did not win the award for any other time period. Past performance does not guarantee future results. From Thomson Reuters Lipper Awards, © 2017 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution or retransmission of this Content without express permission is prohibited.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

TYPES OF HOLDINGS

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

8  |  Annual Reports

Schedule of Investments

Thornburg Limited Term U.S. Government Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE

	U.S. TREASURY SECURITIES — 24.18%
	United States Treasury Notes, 2.25%, 11/30/2017	$2,000,000	$2,003,515
	United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	6,732,061
	United States Treasury Notes, 0.75%, 4/30/2018	4,750,000	4,736,919
	United States Treasury Notes, 1.125%, 6/15/2018	4,000,000	3,995,781
	United States Treasury Notes, 1.25%, 8/31/2019	1,480,000	1,473,663
	United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,048,516
	United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,489,551
	United States Treasury Notes, 1.625%, 6/30/2020	4,000,000	4,003,125
	United States Treasury Notes, 0.375%, 10/31/2020	1,480,000	1,467,744
	United States Treasury Notes, 0.125%, 4/15/2021	2,995,265	3,004,124
	United States Treasury Notes, 2.25%, 4/30/2021	6,000,000	6,106,406
	United States Treasury Notes, 1.875%, 10/31/2022	1,470,000	1,464,889
	United States Treasury Notes, 1.875%, 8/31/2024	1,485,000	1,458,203
	United States Treasury Notes, 2.25%, 11/15/2024	1,500,000	1,507,383
	United States Treasury Notes, 1.50%, 8/15/2026	1,500,000	1,404,609
	United States Treasury Notes, 2.25%, 8/15/2027	1,465,000	1,455,157
	United States Treasury Notes Inflationary Index, 0.125%, 4/15/2020	3,125,477	3,140,415
	United States Treasury Notes Inflationary Index, 0.625%, 7/15/2021	2,715,275	2,789,870
	United States Treasury Notes Inflationary Index, 0.125%, 7/15/2022	5,322,400	5,347,631
	United States Treasury Notes Inflationary Index, 0.125%, 1/15/2023	2,651,300	2,644,395
	United States Treasury Notes Inflationary Index, 0.375%, 7/15/2025	5,935,438	5,935,438
	United States Treasury Notes Inflationary Index, 0.625%, 1/15/2026	3,245,193	3,288,799
	United States Treasury Notes Inflationary Index, 0.125%, 7/15/2026	1,531,860	1,489,825

	TOTAL U.S. TREASURY SECURITIES (Cost $68,942,527)		68,988,019

	U.S. GOVERNMENT AGENCIES — 18.05%
	Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,020,984
	Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,074,224
	Federal National Mtg Assoc., 1.875%, 12/28/2020	2,000,000	2,010,724
	HNA Group 2015 LLC, (Guaranty: Export-Import Bank of the United States), 2.291%, 6/30/2027	2,543,941	2,533,627
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	600,564	602,023
	New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	845,228	874,747
a	Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.654%, 4/15/2025	2,712,500	2,679,275
a	Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	2,873,750	2,839,149
a	Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46%, 12/15/2025	2,125,000	2,136,307
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512%, 1/15/2026	2,975,000	2,996,816
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06%, 1/15/2026	2,975,000	2,942,344
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87%, 1/15/2026	2,013,158	1,975,566
	Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	421,579	441,785
	Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	354,013	370,693
	Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	205,754	217,372
	Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	217,860	228,813
	Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	190,852	201,504
	Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	533,812	571,282
	Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	313,898	337,374
	Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	996,867	1,065,851
	Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	673,045	717,478
	Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	1,695,369	1,848,493
	Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	1,913,789	2,001,169
	Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	2,311,550	2,347,805
	Small Business Administration Participation Certificates, Series 2015-20G Class 1, 2.88%, 7/1/2035	2,154,245	2,183,022
	Small Business Administration Participation Certificates, Series 2015-20I Class 1, 2.82%, 9/1/2035	2,425,664	2,451,329
	Ulani MSN 35940 LLC, (Guaranty: Export-Import Bank of the United States), 2.227%, 5/16/2025	3,229,167	3,219,713
	Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	1,774,683	1,750,916
a	Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.759%, 6/26/2024	3,922,461	3,868,974

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $51,441,808)		51,509,359

	MORTGAGE BACKED — 51.30%
	Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.932%, 11/25/2022	2,998,695	3,010,889
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50%, 7/25/2046	2,047,165	2,029,326
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC02 Class 2A, 3.50%, 10/25/2046	1,633,952	1,671,245

Annual Reports  |  9

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  September 30, 2017

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	$945,691	$964,506
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	103,059	108,382
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	4,825	4,831
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	7,762	7,777
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	9,869	9,900
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	52,213	52,417
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	46,569	46,929
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	19,074	19,236
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	28,306	28,545
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	17,919	18,030
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	119,942	120,668
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	468,057	480,922
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	299,924	306,190
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	456,840	476,404
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	1,648,487	1,764,105
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	846,617	844,156
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,011,123	2,089,981
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	1,731,320	1,701,031
Federal Home Loan Mtg Corp., CMO Series 4105 Class FG, 1.634%, 9/15/2042	1,840,283	1,846,312
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	2,229,403	2,175,224
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	2,287,742	2,266,616
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,014,769	1,013,748
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	2,632,073	2,663,237
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,501,212	1,522,248
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	4,651,541	4,720,270
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,111,180	2,111,908
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,010,155
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 8/25/2047	1,282,844	1,293,636
Federal Home Loan Mtg Corp., CMO Series KF15 Class A, 1.902%, 2/25/2023	2,504,539	2,513,955
Federal Home Loan Mtg Corp., CMO Series KLH1 Class A, 1.932%, 11/25/2022	2,000,000	2,008,136
Federal Home Loan Mtg Corp., CMO Series KP02 Class A2, 2.355%, 4/25/2021	2,975,635	2,998,430
Federal Home Loan Mtg Corp., CMO Series KS03 Class A2, 2.79%, 6/25/2022	2,500,000	2,522,435
Federal Home Loan Mtg Corp., CMO Series SC02 Class 2A, 3.50%, 9/25/2045	1,744,615	1,762,178
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	1,789,696	1,843,597
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	80,630	84,252
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,051,293	1,099,669
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	47,739	48,119
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	99,091	100,613
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	29,258	30,204
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	407,136	432,639
Federal Home Loan Mtg Corp., Pool G18435, 2.50%, 5/1/2027	2,191,118	2,219,963
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	404,751	426,710
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	692,311	724,709
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	767,635	803,798
Federal Home Loan Mtg Corp., Pool T61943, 3.50%, 8/1/2045	835,286	851,731
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	1,766,160	1,836,620
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	12,656	13,405
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	7,730	7,763
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	17,430	17,493
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	8,764	8,794
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.812%, 3/25/2039	404,314	349,865
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	102,607	104,326
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	24,377	24,573
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	41,944	42,384
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	217,112	216,764
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,254,018	2,315,544
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	2,294,096	2,337,780
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	4,032,259	4,023,815
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,190,643	1,205,323
Federal National Mtg Assoc., CMO Series 2012-20 Class VT, 3.50%, 3/25/2025	3,117,976	3,245,222
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	2,239,904	2,323,066
Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 1.537%, 1/25/2043	3,025,428	3,015,249
Federal National Mtg Assoc., CMO Series 2013-92 Class FA, 1.787%, 9/25/2043	2,154,820	2,166,453

10  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  September 30, 2017

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal National Mtg Assoc., CMO Series 2015-AB5 Class A10, 3.15%, 9/25/2035	$2,338,241	$2,380,617
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	19,941	21,343
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	47,766	52,666
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	2,519	2,568
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	40,737	41,097
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	140,001	145,809
Federal National Mtg Assoc., Pool 895572, 3.691%, 6/1/2036	260,911	276,876
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	104,338	106,099
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	382,791	400,688
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	665,200	673,979
Federal National Mtg Assoc., Pool AB8447, 2.50%, 2/1/2028	1,837,348	1,860,961
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	648,217	680,400
Federal National Mtg Assoc., Pool AE0704, 4.00%, 1/1/2026	2,511,123	2,635,797
Federal National Mtg Assoc., Pool AH3487, 3.50%, 2/1/2026	2,852,548	2,981,916
Federal National Mtg Assoc., Pool AI9821, 2.50%, 1/1/2032	6,008,429	6,064,054
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	1,898,063	1,984,736
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	1,624,310	1,673,991
Federal National Mtg Assoc., Pool AS9749, 4.00%, 6/1/2047	2,573,587	2,712,823
Federal National Mtg Assoc., Pool AU2669, 2.50%, 10/1/2028	1,888,075	1,912,340
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	69,529	71,808
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	56,958	57,919
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	47,867	48,660
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	149,823	154,733
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	4,423,904	4,577,704
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	1,759,646	1,756,209
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	1,868,341	1,920,815
Federal National Mtg Assoc., Pool MA2322, 2.50%, 7/1/2025	1,548,081	1,568,944
Federal National Mtg Assoc., Pool MA2353, 3.00%, 8/1/2035	2,511,871	2,568,389
Federal National Mtg Assoc., Pool MA2480, 4.00%, 12/1/2035	2,603,117	2,766,117
Federal National Mtg Assoc., Pool MA2499, 2.50%, 1/1/2026	2,542,192	2,576,452
Federal National Mtg Assoc., Pool MA2612, 2.50%, 5/1/2026	1,782,494	1,806,516
Federal National Mtg Assoc., Pool MA2815, 3.00%, 11/1/2026	2,536,595	2,609,423
Federal National Mtg Assoc., Series 2017-T1, Class A, 2.898%, 6/25/2027	999,786	994,663
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	448,184	470,547
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	53,403	54,491
Government National Mtg Assoc., Pool 714631, 5.797%, 10/20/2059	91,792	93,302
Government National Mtg Assoc., Pool 721652, 5.052%, 5/20/2061	1,842,458	1,885,715
Government National Mtg Assoc., Pool 751388, 5.305%, 1/20/2061	1,810,696	1,887,667
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,180,711	4,495,297
Government National Mtg Assoc., Pool 757313, 4.293%, 12/20/2060	1,336,008	1,347,517
Government National Mtg Assoc., Pool 894205, 2.125%, 8/20/2039	353,592	363,692
Government National Mtg Assoc., Pool MA0100, 2.625%, 5/20/2042	987,555	1,010,377
Government National Mtg Assoc., Pool MA0907, 2.00%, 4/20/2028	2,608,684	2,568,739

TOTAL MORTGAGE BACKED (Cost $146,845,035)		146,368,857

SHORT TERM INVESTMENTS — 6.05%
Bank of New York Tri-Party Repurchase Agreement 1.28% dated 9/29/2017 due 10/2/2017, repurchase price $13,001,387 collateralized by 14 U.S. Government debt securities, having an average coupon of 4.47%, a minimum credit rating of BBB-, maturity dates from 3/25/2019 to 8/25/2039, and having an aggregate market value of $13,260,000 at 9/29/2017	13,000,000	13,000,000
Federal Home Loan Bank Discount Note, 0%, 10/2/2017	4,250,000	4,249,917

TOTAL SHORT TERM INVESTMENTS (Cost $17,249,917)		17,249,917

TOTAL INVESTMENTS — 99.58% (Cost $284,479,287)		$284,116,152

OTHER ASSETS LESS LIABILITIES — 0.42%		1,209,655

NET ASSETS — 100.00%		$285,325,807

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Annual Reports  |  11

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund  |  September 30, 2017

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation	REMIC	Real Estate Mortgage Investment Conduit
Mtg	Mortgage	VA	Veterans Affairs

See notes to financial statements.

12  |  Annual Reports

Fund Summary

Thornburg Limited Term Income Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES - LT INCOME

Number of Bonds	608
Effective Duration	2.5 Yrs
Average Maturity	3.4 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs).

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

Annual Reports  |  13

Schedule of Investments

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	U.S. TREASURY SECURITIES — 5.39%
	United States Treasury Notes, 0.75% due 4/30/2018	NR/Aaa	$6,875,000	$6,856,067
	United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,044,238
	United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,009,766
	United States Treasury Notes, 2.75% due 11/15/2023	NR/Aaa	5,500,000	5,716,563
	United States Treasury Notes, 2.00% due 8/15/2025	NR/Aaa	52,500,000	51,597,656
	United States Treasury Notes, 1.625% due 2/15/2026	NR/Aaa	25,200,000	23,956,735
	United States Treasury Notes, 1.50% due 8/15/2026	NR/Aaa	23,000,000	21,537,345
	United States Treasury Notes, 2.00% due 11/15/2026	NR/Aaa	22,633,000	22,055,682
	United States Treasury Notes, 2.25% due 2/15/2027	NR/Aaa	13,000,000	12,922,304
	United States Treasury Notes, 2.25% due 8/15/2027	NR/Aaa	27,200,000	27,017,249
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	17,308,243	17,390,966
	United States Treasury Notes Inflationary Index, 0.25% due 1/15/2025	NR/Aaa	5,684,305	5,627,954
	United States Treasury Notes Inflationary Index, 0.375% due 7/15/2027	NR/Aaa	44,732,631	44,300,013

	TOTAL U.S. TREASURY SECURITIES (Cost $264,206,823)			264,032,538

	U.S. GOVERNMENT AGENCIES — 3.88%
	Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	3,043,478	2,977,431
	Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	5,024,816	5,049,882
a	Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	9,688,254	9,474,523
	DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	3,736,979	3,782,020
	Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	3,634,655	3,627,005
a	Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	5,816,116	5,796,888
	Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	3,643,174	3,545,472
a	Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	1,290,000	1,283,437
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	508,169	509,404
a	MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	7,320,699	7,179,204
a	Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.654% due 4/15/2025	NR/NR	8,029,000	7,930,653
a	Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	5,720,000	5,651,129
a	Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46% due 12/15/2025	NR/NR	6,375,000	6,408,920
	Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	NR/Aaa	10,000,000	10,716,490
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512% due 1/15/2026	NR/NR	5,525,000	5,565,516
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06% due 1/15/2026	NR/NR	1,275,000	1,261,005
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	NR/NR	6,102,105	5,988,159
	Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	5,176,151	5,280,528
	Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	3,618,845	3,549,873
	Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	10,033,591	9,744,377
	Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	166,773	174,987
	Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,595,486	1,711,125
	Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	961,270	1,020,807
	Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	5,595,042	5,895,435
	Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	7,062,183	7,393,377
	Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,094,849	1,143,935
	Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	7,655,157	8,004,676
	Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	10,611,829	10,762,730
	Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	8,997,708	9,138,830
	Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	8,893,065	8,991,643
	Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	6,950,257	6,854,206
	Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	4,392,738	4,318,381
b,c	U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,347,400
	Union 13 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	9,407,588	9,196,683
a	Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.759% due 6/26/2024	NR/NR	6,935,150	6,840,581

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $191,847,817)			190,116,712

	OTHER GOVERNMENT — 1.52%
a,b	Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	7,029,991	6,957,681
a,b	Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	9,989,008	10,089,265
a,b	Government of Bermuda, 5.603% due 7/20/2020	A+/A2	3,000,000	3,262,500
a,b	Government of Bermuda, 4.138% due 1/3/2023	A+/A2	4,000,000	4,213,540

14  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
a,b	Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department of the United Kingdom), 2.471% due 3/31/2025	NR/NR	$4,811,090	$4,772,601
a,b	Korea Expressway Corp. Floating Rate Note, 2.007% due 4/20/2020	AA/Aa2	14,800,000	14,781,944
a,b	Korea National Oil Corp., 2.75% due 1/23/2019	AA/Aa2	5,000,000	5,021,447
a	North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	16,345,106
a,b	Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.452% due 9/11/2019	NR/NR	8,920,000	8,870,781

	TOTAL OTHER GOVERNMENT (Cost $73,802,548)			74,314,865

	MORTGAGE BACKED — 7.11%
	Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series K725 Class A1, 2.666% due 5/25/2023	AAA/NR	7,924,557	8,063,341
	Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.932% due 11/25/2022	NR/NR	17,617,333	17,688,973
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	NR/NR	7,847,464	7,779,084
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	NR/NR	7,518,246	7,667,825
	Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.693% due 6/25/2020	NR/NR	31,098,060	1,075,856
	Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.866% due 5/25/2019	NR/NR	45,050,485	1,018,127
	Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	4,173	4,179
	Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	102,660	103,471
	Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	24,897	25,077
	Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	523,701	544,679
	Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	17,919	18,030
	Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	143,930	144,802
	Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	813,968	886,824
	Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	624,077	641,230
	Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	55,095	56,296
	Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	3,584,763	3,799,067
	Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	1,269,925	1,266,233
	Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	2,297,770	2,387,868
	Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	2,669,681	2,776,038
	Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	5,193,961	5,103,092
	Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	2,894,899	2,824,547
	Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	10,911,739	11,072,966
	Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	5,542,746	5,625,226
	Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	3,944,744	3,977,930
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K030 Class A1, 2.779% due 9/25/2022	NR/Aaa	3,828,239	3,891,290
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K031 Class A2, 3.30% due 4/25/2023	NR/Aaa	9,200,000	9,634,176
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	7,605,000	7,600,179
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K717 Class A2, 2.991% due 9/25/2021	NR/NR	4,700,000	4,845,686
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K719 Class A2, 2.731% due 6/25/2022	NR/NR	6,355,000	6,484,016
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K722 Class A2, 2.406% due 3/25/2023	AAA/NR	4,800,000	4,823,407
	Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	3,519,198	3,681,136
	Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	NR/NR	3,158,547	3,200,126
	Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	1,734,288	1,787,333
	Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	6,898,627	7,265,395
	Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	1,777,241	1,848,144
	Federal Home Loan Mtg Corp., Series 2017-SCO1 Class 1A, 3.00% due 12/25/2046	NR/NR	26,226,370	26,010,212
	Federal Home Long Mtg Corp. Seasoned Credit Risk Transfer, Series 2017-1 Class HA Step-Up Bond, 2.00% due 1/25/2056	NR/NR	11,431,990	11,416,941
	Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	17,565	17,628
	Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	16,647	16,773
	Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	147,473	151,832
	Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	254,808	266,617
	Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.812% due 3/25/2039	NR/NR	673,856	583,108
	Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	131,449	132,269
	Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	171,012	173,877
	Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	60,941	61,433
	Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	918,301	932,432
	Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	8,163,216	8,355,251
	Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,043,352	2,119,217
	Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 1.537% due 1/25/2043	NR/NR	10,992,796	10,955,814
	Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	10,214	10,279
	Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	311,985	327,379
	Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	3,621,488	3,669,284
	Federal National Mtg Assoc., Pool AE0704, 4.00% due 1/1/2026	NR/NR	6,531,375	6,855,647

Annual Reports  |  15

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	$2,265,706	$2,335,005
	Federal National Mtg Assoc., Pool AL9612, 3.50% due 11/1/2043	NR/NR	8,873,044	9,206,476
	Federal National Mtg Assoc., Pool AS9733, 4.00% due 6/1/2047	NR/NR	32,380,181	34,620,232
	Federal National Mtg Assoc., Pool AS9749, 4.00% due 6/1/2047	NR/NR	21,848,889	23,030,949
	Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	5,063,526	5,129,214
	Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	6,664,659	6,651,642
	Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	5,759,092	5,920,841
	Federal National Mtg Assoc., Pool MA2612, 2.50% due 5/1/2026	NR/NR	17,326,126	17,559,623
	Federal National Mtg Assoc., Pool MA2815, 3.00% due 11/1/2026	NR/NR	3,921,440	4,034,029
	Federal National Mtg Assoc., Series 2017-T1, Class A, 2.898% due 6/25/2027	NR/NR	17,996,147	17,903,941
	Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	295,541	306,975
	Government National Mtg Assoc., Pool 714631, 5.797% due 10/20/2059	NR/NR	247,838	251,916
	Government National Mtg Assoc., Pool 721652, 5.052% due 5/20/2061	NR/NR	2,686,220	2,749,287
	Government National Mtg Assoc., Pool 731491, 5.155% due 12/20/2060	NR/NR	2,155,535	2,242,731
	Government National Mtg Assoc., Pool 751388, 5.305% due 1/20/2061	NR/NR	2,845,379	2,966,334
	Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	465,463	473,568
	Government National Mtg Assoc., Pool MA0100, 2.625% due 5/20/2042	NR/NR	997,530	1,020,583

	TOTAL MORTGAGE BACKED (Cost $348,099,929)			348,070,988

	ASSET BACKED SECURITIES — 21.89%

	ADVANCE RECEIVABLES — 0.70%
b	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	AAA/NR	22,700,000	22,531,484
b	SPS Servicer Advance Receivables Trust, Series 2016-T1 Class AT1, 2.53% due 11/16/2048	AAA/NR	12,000,000	11,903,232

				34,434,716

	AUTO RECEIVABLES — 3.53%
b	American Credit Acceptance Receivables Trust, Series 2016-4 Class C, 2.91% due 2/13/2023	A/NR	2,375,000	2,381,745
b	American Credit Acceptance Receivables Trust, Series 2017-3 Class A, 1.82% due 3/10/2020	AAA/NR	12,400,000	12,401,815
b	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	10,200,000	10,206,498
b	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	NR/Aaa	6,000,000	5,997,500
	Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	1,171,507	1,171,285
b	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	10,187,655	10,210,847
b	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	AA/Aaa	8,875,000	8,896,705
b	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	AAA/NR	6,000,000	6,012,385
b	Exeter Automobile Receivables Trust, Series 2015-1A Class B, 2.84% due 3/16/2020	AA-/NR	9,133,359	9,156,708
b	Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,138,026
b	Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	9,932,496
b	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	14,255,117	14,306,054
b	Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,400,000	10,373,652
b	Hertz Vehicle Financing, LLC, Series 2015-2A Class A, 2.02% due 9/25/2019	NR/Aaa	15,047,000	14,995,726
	Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B Floating Rate Note, 1.534% due 4/15/2019	NR/Aaa	4,603,483	4,606,362
a,b	OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	2,138,400	2,135,359
a,b,c	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	7,430,000	7,459,720
a,b	OSCAR US Funding Trust, Series 2017-2A Class A2B Floating Rate Note, 1.884% due 11/10/2020	NR/Aaa	4,670,000	4,669,995
	Toyota Motor Credit Corp., 1.50% due 2/13/2020	AA-/Aa3	20,090,000	20,018,692

				173,071,570

	COMMERCIAL MTG TRUST — 2.02%
b	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	5,877,109	6,026,482
b	Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 1.657% due 1/25/2035	NR/A1	2,436,183	2,320,273
b	BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 2.731% due 7/5/2033	NR/NR	10,000,000	9,999,997
b	CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	12,629,071
	Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.399% due 3/25/2034	CCC/Caa2	151,121	123,547
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	19,660,344	19,599,018
b	DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 2.587% due 7/12/2044	NR/Aaa	3,519,774	3,559,366
b	FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 4.232% due 12/25/2045	NR/Baa1	1,146,838	1,160,755
b	GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2034	AA-/NR	25,010,000	25,431,891
b	Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	AAA/NR	15,000,000	15,130,056
	WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	2,956,734	2,943,996

				98,924,452

16  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	CREDIT CARD — 2.34%
	Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	$13,630,000	$13,640,920
	Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	10,365,000	10,300,734
	Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 1.774% due 3/15/2023	AAA/NR	15,665,000	15,768,145
	Cabela’s Master Credit Card Trust, Series 2016-1 Class A2 Floating Rate Note, 2.084% due 6/15/2022	AAA/NR	15,000,000	15,153,686
	Capital One Multi-Asset Execution Trust, Series 2016-A1 Class A1 Floating Rate Note, 1.684% due 2/15/2022	AAA/NR	29,280,000	29,433,342
	Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,616,079
	Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	AAA/NR	7,400,000	7,402,449
	Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	8,500,000	8,529,914

				114,845,269

	OTHER ASSET BACKED — 7.76%
b	AMSR Trust, Series 2016-SFR1 Class A Floating Rate Note, 2.634% due 11/17/2033	NR/Aaa	15,900,000	15,993,777
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	9,450,776	9,359,221
b	Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	1,938,258	1,939,425
b	BRE Grand Islander Timeshare Issuer, Series 2017-1A Class A, 2.94% due 5/25/2029	A+/NR	5,616,577	5,603,824
b	CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	6,990,896	6,972,736
b	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP1 Class A, 2.39% due 4/17/2023	NR/NR	2,522,525	2,521,725
b	Consumer Loan Underlying Bond Credit Trust, Series 2017-P1 Class A, 2.42% due 9/15/2023	NR/NR	14,400,000	14,399,565
a,b	Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	5,583,333	5,558,676
a,b	Cronos Containers Program Ltd., Series 2014-2A Class A, 3.27% due 11/18/2029	A+/NR	1,754,074	1,751,819
b	Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	4,908,291	4,909,881
b	Dell Equipment Finance Trust, Series 2016-1 Class A3, 1.65% due 7/22/2021	AAA/Aaa	7,000,000	6,984,672
b	Dell Equipment Finance Trust, Series 2017-1 Class A2, 1.86% due 6/24/2019	AAA/NR	6,750,000	6,751,991
b	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	12,965,366	12,954,531
a,b	ECAF Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	A-/NR	4,663,870	4,681,359
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	AAA/Aa1	12,487,629	12,578,330
b	Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	6,021,687	6,043,611
b	Global SC Finance SRL, Class 2017-1A Series A, 3.85% due 4/15/2037	A/NR	8,193,884	8,277,558
b	GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	10,000,000	9,985,190
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	22,544,000	22,506,780
b	HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	NR/NR	11,939,782	12,402,449
b	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	NR/NR	1,976,479	1,988,753
b	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 2.335% due 4/10/2030	NR/Aaa	17,279,523	17,325,551
b	Marlette Funding Trust, Series 2017-2A Class A, 2.39% due 7/15/2024	NR/NR	11,053,281	11,064,045
b	Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A1	1,496,454	1,495,611
	Northwest Airlines, Inc., 7.027% due 5/1/2021	A/A2	3,679,673	4,014,891
b,c	Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 2.096% due 12/1/2037	A/Baa1	1,881,250	1,774,019
b	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	6,700,000	6,671,246
b	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	12,900,000	13,122,418
b	Oportun Funding LLC, Series 2017-A Class A, 3.23% due 6/8/2023	NR/NR	5,500,000	5,539,312
b	PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 1.834% due 10/15/2019	AAA/Aaa	6,000,000	6,007,683
b	PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.854% due 4/15/2020	AAA/Aaa	7,400,000	7,408,172
b	PFS Financing Corp., Series 2016-BA Class A, 1.87% due 10/15/2021	AAA/Aaa	5,610,000	5,567,626
b	PFS Financing Corp., Series 2017-BA Class A1 Floating Rate Note, 1.834% due 7/15/2022	AAA/Aaa	16,900,000	16,898,310
b	Prosper Marketplace Issuance Trust, Series 2017-1A Class A, 2.56% due 6/15/2023	NR/NR	8,524,762	8,543,440
b	Prosper Marketplace Issuance Trust, Series 2017-2A Class A, 2.41% due 9/15/2023	NR/NR	10,400,000	10,410,020
b	SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	18,010,822
b	SBA Tower Trust, Series 2015-1 Class C, 3.156% due 10/10/2045	NR/A2	5,000,000	5,032,946
b	SBA Tower Trust, Series 2016-1 Class C, 2.877% due 7/10/2046	NR/A2	9,500,000	9,625,400
b	Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	1,261,703	1,259,122
b	Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	2,642,585	2,621,236
b	Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	2,841,890	2,834,740
b	Sierra Receivables Funding Co., LLC, Series 2015-2A Class A, 2.43% due 6/20/2032	A/NR	1,995,636	1,991,235
b	Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	5,482,617	5,483,340
b	SoFi Consumer Loan Program Trust, Series 2017-3 Class A, 2.77% due 5/25/2026	AA/NR	3,865,178	3,882,254
b	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	BBB/NR	9,345,167	9,413,952
b	Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	13,089,475
b	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	8,446,373	8,497,620
b	Westgate Resorts, Series 2016-1A Class A, 3.50% due 12/20/2028	NR/NR	8,140,192	8,150,655

				379,901,014

Annual Reports  |  17

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	RESIDENTIAL MTG TRUST — 3.11%
b	Angel Oak Mortgage Trust, LLC, Series 2017-1 Class A2, 3.085% due 1/25/2047	NR/NR	$5,472,381	$5,494,965
b	Bayview Opportunity Master Fund, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	NR/NR	5,009,474	5,080,483
b	Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AAA/NR	2,694,295	2,782,008
	Countrywide Home Loan, Series 2004-HYB2 Class 1A, 3.545% due 7/20/2034	A/B1	160,794	166,356
b	FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	2,115,774	2,098,812
b	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	NR/Aaa	12,514,816	12,624,472
	Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 3.28% due 8/25/2034	CCC/NR	557,703	502,739
b,c	Nationstar HECM Loan Trust, Series 2017-2A Class A1, 2.038% due 9/25/2027	NR/Aaa	11,300,000	11,299,999
b	New Residential Mortgage Loan Trust, Series 2017-2A Class A3, 4.00% due 3/25/2057	AAA/NR	11,746,227	12,237,568
b	New Residential Mortgage Loan Trust, Series 2017-3A Class A1, 4.00% due 4/25/2057	AAA/NR	14,691,040	15,263,395
b	New Residential Mortgage Loan Trust, Series 2017-4A Class A1, 4.00% due 5/25/2057	NR/Aaa	19,506,721	20,310,958
b	New Residential Mortgage Loan Trust, Series 2017-5A Class A1, 2.737% due 7/25/2056	NR/Aaa	1,821,463	1,863,831
	Option One Mortgage Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 1.447% due 12/25/2035	AA+/Aaa	207,592	207,741
	Residential Asset Mortgage Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,189,942	1,229,865
b	Sequoia Mortgage Trust, Series 2017-4 Class A4, 3.50% due 7/25/2047	NR/Aaa	4,592,781	4,704,012
b	Sequoia Mortgage Trust, Series 2017-5 Class A4, 3.50% due 8/25/2047	NR/Aaa	10,733,915	10,983,811
b	Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	AAA/NR	5,860,663	5,949,169
	Structured Asset Securities Corp., Series 2003-9A Class 2A2, 3.266% due 3/25/2033	AA+/NR	1,322,542	1,355,153
b	Towd Point Mortgage Trust, Series 2016-5 Class A1, 2.50% due 10/25/2056	NR/Aaa	12,885,736	12,871,448
b	Towd Point Mortgage Trust, Series 2017-1 Class A1, 2.75% due 10/25/2056	NR/Aaa	6,942,544	6,977,517
b	Verus Securitization Trust, Series 2017-2A Class A1 Step-Up Bond, 2.485% due 7/25/2047	AAA/NR	18,016,046	18,029,660
	Washington Mutual Mortgage, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	AA+/NR	73,362	73,323

				152,107,285

	STUDENT LOAN — 2.43%
	Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 1.744% due 6/25/2031	NR/A1	10,750,000	10,678,063
b	Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 2.434% due 12/15/2028	NR/Aaa	6,541,466	6,624,634
b	Navient Student Loan Trust, Series 2016-6A Class A2 Floating Rate Note, 1.987% due 3/25/2066	AAA/Aaa	13,900,000	13,971,511
b	Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 1.834% due 6/25/2041	NR/Aaa	7,756,824	7,731,580
b	Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.987% due 12/26/2040	NR/NR	13,519,848	13,546,306
b	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.787% due 5/25/2057	AA+/NR	2,397,597	2,377,463
	SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 1.71% due 9/15/2020	AAA/Aaa	225,087	224,206
b	SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.734% due 1/15/2043	AAA/Aaa	13,650,000	14,154,224
b	SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	3,024,958	3,073,411
	SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.737% due 2/25/2021	NR/Aaa	5,339	5,339
	SLM Student Loan Trust, Series 2013-6 Class A3 Floating Rate Note, 1.887% due 6/25/2055	NR/Aaa	24,700,000	24,872,273
b	SMB Private Education Loan Trust, Series 2015-A Class A3 Floating Rate Note, 2.734% due 2/17/2032	AAA/Aaa	10,000,000	10,300,574
b	Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.832% due 6/25/2025	AAA/NR	1,353,562	1,370,333
b	Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02% due 10/25/2027	AAA/NR	7,111,811	7,183,468
b	Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 2.482% due 8/25/2032	AAA/Aa3	2,093,316	2,117,933
b	Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	AAA/Aa1	655,725	658,065

				118,889,383

	TOTAL ASSET BACKED SECURITIES (Cost $1,068,928,868)			1,072,173,689

	CORPORATE BONDS — 46.85%

	AUTOMOBILES & COMPONENTS — 1.32%
	Automobiles — 1.32%
b	Daimler Finance North America, LLC, 2.45% due 5/18/2020	A/A2	9,850,000	9,919,185
b	Daimler Finance North America, LLC, 3.875% due 9/15/2021	A/A2	5,000,000	5,253,238
b	Daimler Finance North America, LLC Floating Rate Note, 1.842% due 5/5/2020	A/A2	6,850,000	6,876,482
b	Hyundai Capital America, 2.125% due 10/2/2017	A-/NR	6,410,000	6,410,000
b	Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	4,951,805
b	Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	9,950,000	9,986,094
a,b	Hyundai Capital America, 3.00% due 8/29/2022	A-/Baa1	4,500,000	4,439,160
b	Nissan Motor Acceptance Corp., 1.694% due 7/13/2020	A/A2	6,900,000	6,904,072
b	Volkswagen Group of America, Inc., 1.65% due 5/22/2018	BBB+/A3	10,000,000	9,990,051

				64,730,087

18  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	BANKS — 3.67%
	Banks — 3.67%
a,b	Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Ba3	$7,000,000	$6,806,450
	Bank of America Corp. Floating Rate Note, 2.169% due 4/1/2019	BBB+/Baa1	8,000,000	8,071,960
	Bank of America Corp. Floating Rate Note, 2.344% due 1/15/2019	BBB+/Baa1	4,225,000	4,266,519
a	Barclays plc, 3.684% due 1/10/2023	BBB/Baa2	10,000,000	10,255,733
a	Barclays plc Floating Rate Note, 2.929% due 1/10/2023	BBB/Baa2	11,000,000	11,237,490
	Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/Baa1	3,000,000	3,008,441
	Capital One Bank (USA), N.A. Floating Rate Note, 2.132% due 8/8/2022	BBB+/Baa1	12,000,000	11,956,204
	Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	2,925,000	2,949,492
	Citigroup, Inc. Floating Rate Note, 2.746% due 9/1/2023	BBB+/Baa1	14,000,000	14,358,016
	Citizens Bank N.A., 2.25% due 3/2/2020	A-/Baa1	5,000,000	5,006,614
	Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	3,800,000	3,826,967
	First Tennessee Bank, 2.95% due 12/1/2019	BBB/Baa3	7,000,000	7,072,468
	JPMorgan Chase & Co. Floating Rate Note, 2.796% due 3/1/2021	A-/A3	7,000,000	7,223,998
	Manufacturers and Traders Trust Co., 2.30% due 1/30/2019	A/A3	10,000,000	10,052,910
a	Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 3.196% due 3/1/2021	A/A1	9,500,000	9,884,005
a,b	Mizuho Bank Ltd., 2.45% due 4/16/2019	A/A1	7,000,000	7,046,136
a,b	Mizuho Bank Ltd. Floating Rate Note, 2.497% due 10/20/2018	A/A1	5,000,000	5,050,114
a	Santander UK plc Floating Rate Note, 2.799% due 3/14/2019	A/Aa3	9,900,000	10,061,809
a,b	Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	1,030,000	1,050,827
b	Sovereign Bank, 12.18% due 6/30/2020	BBB+/A3	2,840,823	3,432,169
a	Sumitomo Mitsui Banking Corp. Floating Rate Note, 2.053% due 7/23/2018	A/A1	14,700,000	14,766,425
a	Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.976% due 10/19/2018	A/A1	7,000,000	7,032,095
a	Sumitomo Mitsui Banking Corp. Floating Rate Note, 2.084% due 7/12/2022	A-/A1	6,000,000	6,002,496
	Wells Fargo & Co., 2.625% due 7/22/2022	A/A2	4,962,000	4,970,301
	Wells Fargo & Co. Floating Rate Note, 2.327% due 12/7/2020	A/A2	4,400,000	4,482,803

				179,872,442

	CAPITAL GOODS — 1.22%
	Industrial Conglomerates — 0.65%
	Roper Technologies, Inc., 3.125% due 11/15/2022	BBB/Baa3	6,000,000	6,074,629
	Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa3	4,870,000	4,968,660
a,b	Siemens Financieringsmaatschappij N.V., 1.931% due 3/16/2022	A+/A1	5,000,000	5,034,808
a,b	Siemens Financieringsmaatschappij N.V., 2.90% due 5/27/2022	A+/A1	12,000,000	12,259,024
a,b	Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,217,878
	Machinery — 0.57%
	Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,527,623
	Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,561,300
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	6,900,000	6,943,625
	Wabtec Corp., 4.375% due 8/15/2023	BBB/Baa3	10,590,000	11,048,058
	Wabtec Corp., 3.45% due 11/15/2026	BBB/Baa3	5,000,000	4,916,897

				59,552,502

	COMMERCIAL & PROFESSIONAL SERVICES — 0.35%
	Commercial Services & Supplies — 0.05%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	BBB+/A3	2,622,000	2,671,094
	Professional Services — 0.30%
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	BB+/NR	7,175,000	7,385,941
	Verisk Analytics, Inc., 4.00% due 6/15/2025	BBB-/Baa3	6,930,000	7,209,482

				17,266,517

	CONSUMER DURABLES & APPAREL — 0.31%
	Household Durables — 0.21%
	Tupperware Brands Corp., 4.75% due 6/1/2021	BBB-/Baa3	10,000,000	10,566,011
	Leisure Products — 0.10%
	Hasbro, Inc., 3.50% due 9/15/2027	BBB/Baa1	4,736,000	4,693,771

				15,259,782

Annual Reports  |  19

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	CONSUMER SERVICES — 0.26%
	Diversified Consumer Services — 0.26%
	Rensselaer Polytechnic I, 5.60% due 9/1/2020	BBB+/A3	$10,925,000	$11,760,420
	University of Chicago, 3.065% due 10/1/2024	AA-/Aa2	1,174,000	1,154,721

				12,915,141

	DIVERSIFIED FINANCIALS — 7.82%
	Capital Markets — 5.76%
	Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	18,000,000	18,511,693
b	Ares Finance Co., LLC, 4.00% due 10/8/2024	BBB+/NR	5,000,000	4,799,436
a,b	BTG Investments LP, 4.50% due 4/17/2018	NR/NR	18,500,000	18,268,750
	CBOE Holdings, Inc., 3.65% due 1/12/2027	BBB+/Baa1	6,824,000	6,987,647
	CBOE Holdings, Inc., 1.95% due 6/28/2019	BBB+/Baa1	1,745,000	1,743,254
a	Credit Suisse Group AG - New York, 1.70% due 4/27/2018	A/A1	9,325,000	9,332,341
a	Credit Suisse Group Funding (Guernsey) Ltd., 4.55% due 4/17/2026	BBB+/Baa2	7,000,000	7,504,021
a	Credit Suisse Group Funding (Guernsey) Ltd., 3.80% due 9/15/2022	BBB+/Baa2	7,000,000	7,265,679
a	Credit Suisse Group Funding (Guernsey) Ltd., 3.125% due 12/10/2020	BBB+/Baa2	10,000,000	10,200,633
	FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,237,379
	Goldman Sachs Group, Inc. Floating Rate Note, 2.485% due 11/15/2021	BBB+/A3	3,255,000	3,299,659
	Goldman Sachs Group, Inc. Floating Rate Note, 2.333% due 10/23/2019	BBB+/A3	11,517,000	11,658,822
	Goldman Sachs Group, Inc. Floating Rate Note, 2.52% due 9/15/2020	BBB+/A3	17,900,000	18,238,941
a,b	IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,079,500
a,b	IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	3,902,178
	Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,679,630
	Legg Mason, Inc., 4.75% due 3/15/2026	BBB/Baa1	5,000,000	5,311,742
a,b	Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	5,000,675
	Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	18,779,946
	Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	14,850,000	15,056,251
	Moody’s Corp. Floating Rate Note, 1.666% due 9/4/2018	BBB+/NR	6,950,000	6,962,263
	Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	1,350,000	1,372,518
	Morgan Stanley Floating Rate Note, 2.457% due 1/27/2020	BBB+/A3	925,000	939,268
	Morgan Stanley Floating Rate Note, 2.713% due 10/24/2023	BBB+/A3	19,900,000	20,352,345
	State Street Corp. Floating Rate Note, 2.217% due 8/18/2020	A/A1	9,475,000	9,667,856
a,b	SumitG Guaranteed Secured Obligation Issuer D.A.C, 2.251% due 11/2/2020	NR/Aa2	15,000,000	14,891,704
	TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A2	2,550,000	2,602,449
	The Bank of New York Mellon Corp. Floating Rate Note, 2.184% due 8/17/2020	A/A1	4,525,000	4,604,347
	The Bank of New York Mellon Corp. Floating Rate Note, 2.361% due 10/30/2023	A/A1	11,835,000	12,089,328
a,b	UBS AG Jersey Floating Rate Note, 2.768% due 9/24/2020	A-/Baa1	10,800,000	11,018,594
a	UBS AG Stamford, 2.375% due 8/14/2019	A+/A1	9,500,000	9,580,342
a	UBS AG Stamford, 1.80% due 3/26/2018	A+/A1	3,000,000	3,004,865
a,b	UBS Group Funding Switzerland AG Floating Rate Note, 2.265% due 8/15/2023	A-/Baa1	4,000,000	3,998,832
	Consumer Finance — 0.43%
	Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,981,875
	Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,033,925
	Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,535,261
	Western Union Co. Floating Rate Note, 2.115% due 5/22/2019	NR/Baa2	5,410,000	5,412,591
	Diversified Financial Services — 1.49%
b	Athene Global Funding, 2.875% due 10/23/2018	A-/NR	13,925,000	14,057,071
	General Electric Capital Corp. Floating Rate Note, 1.475% due 12/28/2018	AA-/A1	4,850,000	4,834,941
	General Electric Capital Corp. Floating Rate Note, 2.32% due 3/15/2023	AA-/A1	7,725,000	7,911,544
	Intercontinental Exchange, Inc., 4.00% due 10/15/2023	A/A2	11,257,000	12,078,906
b	Jackson National Life Global Funding, 3.25% due 1/30/2024	AA/A1	10,000,000	10,145,150
b	Jackson National Life Global Funding, 2.20% due 1/30/2020	AA/A1	8,000,000	8,006,095
	National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	A/A1	2,000,000	2,184,299
	S&P Global, Inc., 4.00% due 6/15/2025	NR/Baa1	8,000,000	8,406,123
	S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	2,950,000	2,970,130
	S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	2,450,000	2,513,256
	Insurance — 0.06%
b	AIG Global Funding, 1.781% due 7/2/2020	A+/A2	3,000,000	3,004,705

20  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Mortgage Real Estate Investment Trusts — 0.08%
	Healthcare Trust of America, Inc., 2.95% due 7/1/2022	BBB/Baa2	$3,920,000	$3,945,878

				382,964,638

	ENERGY — 5.00%
	Energy Equipment & Services — 0.26%
a	Ensco plc, 8.00% due 1/31/2024	BB/NR	2,425,000	2,382,563
	Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa3	10,000,000	9,945,337
a,b,d	Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	NR/NR	4,082,733	408,273
	Oil, Gas & Consumable Fuels — 4.74%
a	BP Capital Markets plc Floating Rate Note, 1.659% due 8/14/2018	A-/A1	11,380,000	11,407,629
	Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	7,250,544
a,b	CNPC General Capital Ltd., 2.75% due 5/14/2019	A/A2	5,000,000	5,031,221
b	Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	BBB-/Baa3	26,000,000	25,851,498
	Energen Corp., 4.625% due 9/1/2021	BB/B2	10,000,000	10,150,000
	Exxon Mobil Corp., 2.222% due 3/1/2021	AA+/Aaa	4,925,000	4,962,206
	Exxon Mobil Corp. Floating Rate Note, 2.096% due 3/1/2019	AA+/Aaa	6,625,000	6,693,594
	Exxon Mobil Corp. Floating Rate Note, 1.917% due 2/28/2018	AA+/Aaa	6,950,000	6,968,445
b	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	BBB/Baa2	10,435,000	10,873,464
	Gulf South Pipeline Co., LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	14,100,957
b	Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	BBB/Baa2	5,069,000	5,468,572
a,b	Harvest Operations Corp., 2.125% due 5/14/2018	AA/Aa2	7,000,000	6,993,515
	HollyFrontier Corp., 5.875% due 4/1/2026	BBB-/Baa3	25,000,000	27,208,506
	Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	8,000,000	8,055,061
b	Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	51,604
b	Northwest Pipeline, LLC, 4.00% due 4/1/2027	BBB/Baa2	10,000,000	10,149,273
	NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	5,062,500
a	Petroleos Mexicanos Floating Rate Note, 3.324% due 7/18/2018	BBB+/Baa3	10,000,000	10,097,800
b	Phillips 66 Co. Floating Rate Note, 1.954% due 4/15/2019	BBB+/A3	6,925,000	6,933,720
a	Sasol Financing International plc, 4.50% due 11/14/2022	BBB-/Baa3	4,000,000	4,134,000
b	Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,175,755
a,b	Sinopec Group Overseas Development 2017 Ltd., 2.25% due 9/13/2020	A+/A1	16,000,000	15,955,056
b	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	11,015,000	11,473,954
	Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	BBB/Baa2	11,000,000	14,209,222

				244,994,269

	FOOD & STAPLES RETAILING — 0.59%
	Food & Staples Retailing — 0.59%
a,b	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	BBB/Baa2	7,900,000	7,925,591
	Whole Foods Market, Inc., 5.20% due 12/3/2025	A+/Baa1	18,175,000	20,867,700

				28,793,291

	FOOD, BEVERAGE & TOBACCO — 2.61%
	Beverages — 1.15%
	Anheuser-Busch InBev Finance Inc., 3.30% due 2/1/2023	A-/A3	9,650,000	10,004,872
	Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.571% due 2/1/2021	A-/A3	7,550,000	7,803,370
a,b	Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,110,450
a,b	JB y Compania, S.A. de C.V., 3.75% due 5/13/2025	BBB/NR	13,750,000	13,861,008
	PepsiCo, Inc. Floating Rate Note, 1.832% due 10/6/2021	A+/A1	19,230,000	19,491,273
	Food Products — 0.87%
	General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,600,153
	Kraft Heinz Foods Co. Floating Rate Note, 1.729% due 8/9/2019	BBB-/Baa3	14,925,000	14,937,142
	Kraft Heinz Foods Co. Floating Rate Note, 1.879% due 2/10/2021	BBB-/Baa3	14,815,000	14,828,317
	Mead Johnson Nutrition Co., 4.125% due 11/15/2025	A-/A3	3,000,000	3,238,895
	Mead Johnson Nutrition Co., 3.00% due 11/15/2020	A-/A3	1,900,000	1,951,985
	Tyson Foods, Inc. Floating Rate Note, 1.868% due 6/2/2020	BBB/Baa2	2,850,000	2,863,556
	Tobacco — 0.59%
	Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	4,900,000	4,975,692
b	B.A.T. Capital Corp., 2.195% due 8/15/2022	BBB+/Baa2	5,000,000	5,016,323
b	B.A.T. Capital Corp., 3.22% due 8/15/2024	BBB+/Baa2	2,980,000	2,987,342
b	B.A.T. Capital Corp. Floating Rate Note, 1.905% due 8/14/2020	BBB+/Baa2	7,370,000	7,383,238

Annual Reports  |  21

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
a,b	B.A.T. International Finance plc, 3.95% due 6/15/2025	BBB+/Baa2	$3,000,000	$3,125,854
	Reynolds American, Inc., 6.875% due 5/1/2020	BBB+/Baa2	5,000,000	5,571,197

				127,750,667

	HEALTH CARE EQUIPMENT & SERVICES — 0.84%
	Health Care Equipment & Supplies — 0.45%
	Abbott Laboratories, 2.35% due 11/22/2019	BBB/Baa3	14,825,000	14,945,734
	Abbott Laboratories, 3.40% due 11/30/2023	BBB/Baa3	6,860,000	7,073,712
	Health Care Providers & Services — 0.39%
	Catholic Health Initiatives, 1.60% due 11/1/2017	BBB+/Baa1	1,900,000	1,899,921
	Catholic Health Initiatives, 2.95% due 11/1/2022	BBB+/Baa1	7,000,000	6,896,343
	Wellpoint, Inc., 2.25% due 8/15/2019	A/Baa2	10,000,000	10,043,796

				40,859,506

	HOUSEHOLD & PERSONAL PRODUCTS — 0.20%
	Household Products — 0.20%
	Church & Dwight Co, Inc., 2.45% due 8/1/2022	BBB+/Baa1	4,716,000	4,698,375
	Edgewell Personal Care, 4.70% due 5/24/2022	BB+/Ba2	2,000,000	2,145,000
a,b	Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	3,021,046

				9,864,421

	INSURANCE — 3.66%
	Insurance — 3.66%
a,b	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	A/Baa2	10,260,000	10,178,164
a	Enstar Group Ltd., 4.50% due 3/10/2022	BBB-/NR	1,950,000	2,017,337
b	Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,270,000	2,593,484
	Hanover Insurance Group, Inc., 4.50% due 4/15/2026	BBB/Baa3	10,000,000	10,466,923
	Horace Mann Educators Corp., 4.50% due 12/1/2025	BBB/Baa3	4,800,000	4,980,709
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,186,479
b	Jackson National Life Global Co., 2.06% due 6/27/2022	AA/A1	7,900,000	7,947,092
	Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	20,020,000	20,294,816
a,b	Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	11,000,000	11,671,473
	Mercury General Corp., 4.40% due 3/15/2027	NR/Baa2	16,000,000	16,457,954
b	Metropolitan Life Global Funding I, 1.71% due 6/12/2020	AA-/Aa3	8,000,000	8,037,305
a	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB+/NR	5,000,000	5,329,399
b	Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,467,482
b	Principal Life Global Funding II, 2.20% due 4/8/2020	A+/A1	7,000,000	7,014,656
b	Protective Life Global Funding, 2.615% due 8/22/2022	AA-/A2	15,000,000	14,978,132
	Reinsurance Group of America, Inc., 3.95% due 9/15/2026	A-/Baa1	3,765,000	3,812,887
b	Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	9,900,000	9,962,049
b	Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A/A2	15,000,000	15,069,002
b	Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	3,975,000	4,036,722
b	Sammons Financial Group, 4.45% due 5/12/2027	BBB+/NR	7,950,000	8,174,246
a	Trinity Acquisition plc, 4.40% due 3/15/2026	BBB/Baa3	9,815,000	10,406,138

				179,082,449

	MATERIALS — 1.67%
	Chemicals — 1.11%
	Airgas, Inc., 3.05% due 8/1/2020	A-/A3	4,950,000	5,063,040
b	Chevron Phillips Chemical Co., LLC, Floating Rate Note, 2.061% due 5/1/2020	A-/A2	29,900,000	30,030,471
b	Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa2	4,538,000	4,864,276
a,b	Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	8,555,000	9,216,301
a,b	Yara International ASA, 3.80% due 6/6/2026	BBB/Baa2	5,000,000	4,928,054
	Metals & Mining — 0.56%
a	Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,563,190
a	Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	6,500,000	6,851,000
a,b	Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	11,002,594

				81,518,926

22  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	MEDIA — 0.27%
	Media — 0.27%
b	Cox Communications, Inc., 3.15% due 8/15/2024	BBB/Baa2	$8,000,000	$7,949,802
	The Washington Post Co., 7.25% due 2/1/2019	BB+/Ba1	5,000,000	5,306,250

				13,256,052

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.08%
	Biotechnology — 0.54%
	Biogen, Inc., 3.625% due 9/15/2022	A-/Baa1	5,000,000	5,255,388
	Gilead Sciences, Inc., 1.85% due 9/20/2019	A/A3	6,900,000	6,905,444
	Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	4,820,000	4,905,699
	Gilead Sciences, Inc., 3.25% due 9/1/2022	A/A3	4,650,000	4,802,770
	Gilead Sciences, Inc., 2.50% due 9/1/2023	A/A3	4,695,000	4,647,663
	Pharmaceuticals — 0.54%
a	Allergan Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	1,720,000	1,725,010
a	Allergan Funding SCS, 3.45% due 3/15/2022	BBB/Baa3	5,000,000	5,184,567
a	Allergan Funding SCS, 3.80% due 3/15/2025	BBB/Baa3	5,000,000	5,192,547
a	Allergan Funding SCS Floating Rate Note, 2.565% due 3/12/2020	BBB/Baa3	5,000,000	5,093,083
b	Bayer U.S. Finance, LLC, 1.50% due 10/6/2017	A-/A3	1,975,000	1,975,000
a	Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	4,900,000	4,955,321
	Zoetis, Inc., 3.45% due 11/13/2020	BBB/Baa1	2,000,000	2,067,804

				52,710,296

	REAL ESTATE — 1.22%
	Equity Real Estate Investment Trusts — 0.95%
	Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB/Baa2	11,700,000	12,162,092
	Alexandria Real Estate Equities, Inc., 3.95% due 1/15/2027	BBB/Baa2	3,975,000	4,057,621
	Crown Castle International Corp., 3.20% due 9/1/2024	BBB-/Baa3	3,870,000	3,851,631
	EPR Properties, 5.25% due 7/15/2023	BBB-/Baa2	4,041,000	4,337,238
	Hospitality Properties Trust, 4.95% due 2/15/2027	BBB-/Baa2	2,000,000	2,095,299
	Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,172,487
	Real Estate Management & Development — 0.27%
	Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB/Baa1	3,000,000	3,145,644
a,b	Vonovia Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,000,000

				59,822,012

	RETAILING — 0.57%
	Internet & Direct Marketing Retail — 0.16%
	The Priceline Group, Inc., 2.75% due 3/15/2023	BBB+/Baa1	7,925,000	7,916,934
	Multiline Retail — 0.41%
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	18,475,000	19,814,438

				27,731,372

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.79%
	Semiconductors & Semiconductor Equipment — 0.79%
b	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	BBB-/Baa2	8,875,000	8,924,026
b	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00% due 1/15/2022	BBB-/Baa2	9,000,000	9,150,139
b	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625% due 1/15/2024	BBB-/Baa2	9,000,000	9,246,393
	Qualcomm, Inc. Floating Rate Note, 1.676% due 5/20/2019	A/A1	6,583,000	6,608,303
	Qualcomm, Inc. Floating Rate Note, 1.766% due 5/20/2020	A/A1	4,747,000	4,777,066

				38,705,927

	SOFTWARE & SERVICES — 2.66%
	Information Technology Services — 1.05%
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,375,173
	Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa2	4,850,000	4,906,654
	Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	6,900,000	6,979,784
	SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	2,103,000
	Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	20,915,000	20,986,012

Annual Reports  |  23

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Total System Services, Inc., 3.75% due 6/1/2023	BBB-/Baa3	$5,000,000	$5,168,427
	Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	3,000,000	3,119,100
	Internet Software & Services — 0.10%
	eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	4,885,000	4,903,922
	Software — 1.51%
	Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	1,945,000	1,978,276
	CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	4,082,000	4,119,493
	CA Technologies, Inc., 3.60% due 8/1/2020	BBB+/Baa2	13,905,000	14,313,485
	CA, Inc., 3.60% due 8/15/2022	BBB+/Baa2	3,000,000	3,074,945
	CDK Global, Inc., 3.80% due 10/15/2019	BB+/Ba1	5,000,000	5,143,750
	Microsoft Corp., 2.875% due 2/6/2024	AAA/Aaa	9,216,000	9,418,010
	Oracle Corp., 2.50% due 5/15/2022	AA-/A1	4,400,000	4,464,660
	Oracle Corp., 1.90% due 9/15/2021	AA-/A1	11,825,000	11,738,711
	Oracle Corp., 2.40% due 9/15/2023	AA-/A1	11,650,000	11,584,038
	VMware, Inc., 2.30% due 8/21/2020	BBB-/Baa2	7,925,000	7,948,203

				130,325,643

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.31%
	Communications Equipment — 0.94%
	Cisco Systems, Inc. Floating Rate Note, 1.916% due 2/21/2018	AA-/A1	9,850,000	9,873,242
	Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	4,946,489
	Juniper Networks, Inc., 3.125% due 2/26/2019	BBB/Baa2	10,000,000	10,156,011
a	LM Ericsson, 4.125% due 5/15/2022	BB+/Ba1	21,215,000	21,047,761
	Computers & Peripherals — 0.11%
	Lexmark International, Inc., 6.375% due 3/15/2020	BB-/Ba3	5,375,000	5,604,813
	Electronic Equipment, Instruments & Components — 0.62%
	Ingram Micro, Inc., 5.45% due 12/15/2024	NR/Ba1	5,596,000	5,743,667
	Tech Data Corp., 4.95% due 2/15/2027	BBB-/Baa3	6,000,000	6,188,695
	Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	18,266,889
	Technology, Hardware, Storage & Peripherals — 0.64%
	Apple, Inc. Floating Rate Note, 1.811% due 2/9/2022	AA+/Aa1	11,975,000	12,139,307
	Apple, Inc. Floating Rate Note, 2.134% due 2/22/2019	AA+/Aa1	4,950,000	5,003,915
	Apple, Inc. Floating Rate Note, 2.444% due 2/23/2021	AA+/Aa1	9,050,000	9,327,473
	Hewlett Packard Enterprise Co. Floating Rate Note, 3.231% due 10/5/2018	BBB/Baa2	4,900,000	4,975,653

				113,273,915

	TELECOMMUNICATION SERVICES — 1.89%
	Diversified Telecommunication Services — 1.56%
	AT&T, Inc., 2.227% due 11/27/2018	BBB+/Baa1	11,350,000	11,440,235
	AT&T, Inc., 2.263% due 6/30/2020	BBB+/Baa1	4,950,000	5,017,023
	AT&T, Inc., 3.60% due 2/17/2023	BBB+/Baa1	8,000,000	8,231,088
	AT&T, Inc., 4.45% due 4/1/2024	BBB+/Baa1	10,000,000	10,610,374
	AT&T, Inc., 3.00% due 6/30/2022	BBB+/Baa1	4,500,000	4,543,813
	Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,583,095
	Qwest Corp., 6.75% due 12/1/2021	BBB-/Ba1	3,000,000	3,275,950
	Verizon Communications, Inc., 4.125% due 3/16/2027	BBB+/Baa1	7,000,000	7,303,895
	Verizon Communications, Inc., 3.50% due 11/1/2024	BBB+/Baa1	4,683,000	4,768,219
b	Verizon Communications, Inc., 3.376% due 2/15/2025	BBB+/Baa1	10,074,000	10,109,021
	Verizon Communications, Inc. Floating Rate Note, 2.321% due 3/16/2022	BBB+/Baa1	7,500,000	7,608,585
	Wireless Telecommunication Services — 0.33%
b	Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	6,970,000	7,447,342
a	Telefonica Emisiones S.A.U., 4.103% due 3/8/2027	BBB/Baa3	8,500,000	8,794,204

				92,732,844

	TRANSPORTATION — 1.55%
	Air Freight & Logistics — 0.01%
b	FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	281,189	281,058
	Airlines — 0.42%
	American Airlines Group, Inc., 4.95% due 7/15/2024	A-/NR	5,457,968	5,847,285
	American Airlines Group, Inc., 3.60% due 3/22/2029	AA/Aa3	9,289,786	9,578,234

24  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	US Airways, 6.25% due 10/22/2024	A+/A3	$4,602,808	$5,166,652
	Road & Rail — 0.94%
a,b	Asciano Finance Ltd., 5.00% due 4/7/2018	BBB-/Baa3	2,000,000	2,028,067
b	BNSF Railway Co., 3.442% due 6/16/2028	AA/Aa2	13,871,611	14,182,196
a,b	LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB-/Baa1	10,000,000	10,012,457
b	Penske Truck Leasing Co., LP/PTL Finance Corp., 4.25% due 1/17/2023	BBB/Baa2	5,000,000	5,328,326
b	TTX Co., 4.15% due 1/15/2024	A/Baa1	6,000,000	6,304,477
b	TTX Co., 5.453% due 1/2/2022	NR/NR	3,267,992	3,406,555
b	TTX Co., 2.25% due 2/1/2019	A/Baa1	5,000,000	5,009,745
	Transportation Infrastructure — 0.18%
a,b	Mexico City Airport Trust, 3.875% due 4/30/2028	BBB+/NR	5,000,000	4,982,500
a,b	Mexico City Airport Trust, 4.25% due 10/31/2026	BBB+/Baa1	3,750,000	3,853,125

				75,980,677

	UTILITIES — 4.99%
	Electric Utilities — 3.95%
	Appalachian Power Co., 3.40% due 6/1/2025	A-/Baa1	7,000,000	7,176,686
	Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	15,359,000	15,427,112
	Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	14,626,639	14,512,329
	Edison International, 2.40% due 9/15/2022	BBB/A3	4,900,000	4,861,760
a,b	Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	4,900,000	4,919,077
a,b	Enel Finance International S.A., 2.875% due 5/25/2022	BBB/Baa2	7,000,000	7,045,348
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	A/A2	4,300,000	4,550,488
	Entergy Texas, Inc., 7.125% due 2/1/2019	A/Baa1	2,000,000	2,132,803
	Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	2,950,000	3,008,645
b	Jersey Central Power & Light Co., 4.30% due 1/15/2026	BBB-/Baa2	15,000,000	15,698,733
a,b	Korea Western Power Co., Ltd., 2.875% due 10/10/2018	NR/Aa2	10,000,000	10,054,603
b	Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	12,500,000	13,315,712
	Northern States Power Company-Wisconsin, 3.30% due 6/15/2024	A/Aa3	10,000,000	10,278,695
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB+/Baa2	3,000,000	3,224,593
b	Rochester Gas & Electric, 5.90% due 7/15/2019	A/A1	11,732,000	12,470,328
	Southern Power Co., 1.85% due 12/1/2017	BBB+/Baa1	5,000,000	5,001,936
	Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	9,793,000	9,812,830
a,b	State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	A+/A1	14,800,000	14,942,670
a,b	State Grid Overseas Investment (2016) Ltd., 2.25% due 5/4/2020	A+/A1	10,000,000	9,975,371
	The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	4,825,000	4,858,697
	Toledo Edison Co., 7.25% due 5/1/2020	BBB+/Baa1	167,000	184,392
a,b	Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	6,237,127
	UIL Holdings Corp., 4.625% due 10/1/2020	BBB/Baa1	13,110,000	13,877,177
	Gas Utilities — 0.26%
	AGL Capital Corp., 3.50% due 9/15/2021	A-/Baa1	9,925,000	10,249,563
	Spire, Inc., 2.55% due 8/15/2019	BBB+/Baa2	2,350,000	2,354,469
	Independent Power & Renewable Electricity Producers — 0.12%
b	Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	5,695,152	5,910,938
	Multi-Utilities — 0.66%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	3,900,000	3,932,385
	Dominion Gas Holdings, LLC, 2.80% due 11/15/2020	BBB+/A2	5,000,000	5,082,296
b	Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BB+/Baa3	3,640,000	3,879,433
a,b	Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	AA/Aa2	7,000,000	7,036,510
b	Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	10,497,474
	SCANA Corp., 4.125% due 2/1/2022	BBB-/Baa3	2,000,000	2,060,381

				244,570,561

	TOTAL CORPORATE BONDS (Cost $2,247,031,033)			2,294,533,937

	CONVERTIBLE BONDS — 0.41%

	REAL ESTATE — 0.41%
	Equity Real Estate Investment Trusts — 0.41%
b	IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	20,149,500

				20,149,500

	TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			20,149,500

Annual Reports  |  25

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	MUNICIPAL BONDS — 2.20%
	American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	$5,000,000	$5,059,150
	Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	A/A1	3,270,000	3,381,900
	Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	1,435,000	1,484,967
	California HFFA, 6.76% due 2/1/2019 (Community Program for Persons with Developmental Disabilities)	AA-/NR	3,905,000	4,032,616
	California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,254,040
	Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,188,492
	Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	3,025,000	3,168,415
	City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	AA-/A2	4,790,000	5,166,350
	City of Fort Collins Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,370,848
	Colorado Educational and Cultural Facilities Authority, 2.244% due 3/1/2021 (University of Denver Project)	NR/A1	450,000	447,588
	Colorado Educational and Cultural Facilities Authority, 2.474% due 3/1/2022 (University of Denver Project)	NR/A1	600,000	598,356
	Colorado Educational and Cultural Facilities Authority, 2.691% due 3/1/2023 (University of Denver Project)	NR/A1	580,000	578,486
	Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	1,340,000	1,376,260
	Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	2,993,310
	JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,304,261
	Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A/A1	3,000,000	3,000,840
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/Aa2	3,350,000	3,659,406
	Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	3,791,450	3,772,834
	Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	AA-/Aa3	11,885,000	12,914,003
	New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,656,900
	Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi Norman, Oklahoma Project)	NR/NR	3,355,000	3,382,041
	Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	10,614,300
	Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment; Insured: AMBAC) (ETM)	NR/NR	1,275,000	1,377,089
	Redevelopment Agency of the County of San Bernardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	810,000	848,435
	Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	3,485,000	3,488,868
	Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	1,500,000	1,508,715
	Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A+/A2	2,000,000	1,998,480
	Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A+/A2	2,500,000	2,493,975
	Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A+/A2	1,750,000	1,750,420
	Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,073,710
	Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	2,750,000	2,853,675

	TOTAL MUNICIPAL BONDS (Cost $104,117,579)			107,798,730

	SHORT TERM INVESTMENTS — 10.32%
	Bank of New York Tri-Party Repurchase Agreement 1.36% dated 9/29/2017 due 10/2/2017, repurchase price $115,013,033 collateralized by 48 corporate debt securities, having an average coupon of 4.18%, a minimum credit rating of BBB-, maturity dates from 10/2/2017 to 2/14/2050, and having an aggregate market value of $123,375,947 at 9/29/2017	NR/NR	115,000,000	115,000,000
	Caterpillar Financial Services Corp., 1.20% due 10/10/2017	NR/NR	22,000,000	21,993,400
b	Colgate-Palmolive Co., 1.06% due 10/16/2017	NR/NR	12,000,000	11,994,700
b	Diageo Capital plc, 1.25% due 10/2/2017	NR/NR	14,000,000	13,999,514
	Farmer Mac Discount Note, 0.70% due 10/2/2017	NR/NR	25,000,000	24,999,514
	Federal Home Loan Bank Discount Note, 0.97% due 10/11/2017	NR/NR	8,900,000	8,897,602
	Federal Home Loan Bank Discount Note, 0.70% due 10/2/2017	NR/NR	27,000,000	26,999,550
	Federal Home Loan Bank Discount Note, 0.60% due 10/2/2017	NR/NR	25,000,000	24,999,514
b	Intercontinental Exchange, Inc., 1.11% due 10/5/2017	NR/NR	11,000,000	10,998,643
a	International Bank for Reconstruction & Development Discount Note, 1.00% due 10/25/2017	NR/NR	5,000,000	4,996,667
b	Louisville Gas & Electric Co., 1.32% due 10/2/2017	NR/NR	20,000,000	19,999,267
b	Louisville Gas & Electric Co., 1.32% due 10/3/2017	NR/NR	2,000,000	1,999,853
b	Nike, Inc., 1.07% due 10/4/2017	NR/NR	22,000,000	21,998,038
b	Roche Holding, Inc., 1.00% due 10/2/2017	NR/NR	22,000,000	21,999,352
b	San Diego Gas & Electric Co., 0.81% due 10/2/2017	NR/NR	20,000,000	19,999,400
b	Snap-on, Inc., 1.16% due 10/3/2017	NR/NR	22,000,000	21,998,582
b	Unilever Capital Corp., 1.04% due 10/3/2017	NR/NR	22,000,000	21,998,729

26  |  Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund  |  September 30, 2017

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
United States Treasury Bill, 0.951% due 10/26/2017	NR/NR	$33,500,000	$33,477,876
United States Treasury Bill, 0.79% due 10/12/2017	NR/NR	9,000,000	8,997,828
United States Treasury Bill, 0.65% due 10/5/2017	NR/NR	50,000,000	49,996,222
United States Treasury Notes, 0.875% due 10/15/2017	NR/Aaa	18,200,000	18,198,926

TOTAL SHORT TERM INVESTMENTS (Cost $505,543,177)			505,543,177

TOTAL INVESTMENTS — 99.57% (Cost $4,823,527,774)			$4,876,734,136

OTHER ASSETS LESS LIABILITIES — 0.43%			21,078,367

NET ASSETS — 100.00%			$4,897,812,503

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate value of these securities in the Fund’s portfolio was $1,831,485,973, representing 37.39% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.	Mtg	Mortgage
AMBAC	Insured by American Municipal Bond Assurance Corp.	Natl-Re	Insured by National Public Finance Guarantee Corp.
CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust
COP	Certificates of Participation	REMIC	Real Estate Mortgage Investment Conduit
ETM	Escrowed to Maturity	SBA	Small Business Administration
GO	General Obligation	SPV	Special Purpose Vehicle
HFFA	Health Facilities Financing Authority	VA	Veterans Affairs

See notes to financial statements.

Annual Reports  |  27

Fund Summary

Thornburg Low Duration Income Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO - LOW DURATION INCOME

Number of Bonds	174
Effective Duration	1.1 Yrs
Average Maturity	1.9 Yrs

There is no guarantee that the Fund will meet its investment objective.

All data is subject to change. Charts may not add up to 100% due to rounding.

SECURITY CREDIT RATINGS

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs).

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

28  |  Annual Reports

Schedule of Investments

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	U.S. TREASURY SECURITIES — 6.87%
	United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	$400,000	$399,609
	United States Treasury Notes, 0.125% due 4/15/2019	NR/Aaa	235,055	235,890
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	391,991	393,865
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	NR/Aaa	301,968	302,006

	TOTAL U.S. TREASURY SECURITIES (Cost $1,328,398)			1,331,370

	U.S. GOVERNMENT AGENCIES — 3.19%
	Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	52,676	52,565
a	Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	150,000	149,237
a	Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.654% due 4/15/2025	NR/NR	77,500	76,551
a	Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	55,000	54,338
a	Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	NR/NR	111,842	109,754
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	26,858	28,589
a	Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.759% due 6/26/2024	NR/NR	149,143	147,109

	TOTAL U.S. GOVERNMENT AGENCIES (Cost $622,788)			618,143

	OTHER GOVERNMENT — 1.03%
a,b	Korea Expressway Corp. Floating Rate Note, 2.007% due 4/20/2020	AA/Aa2	200,000	199,756

	TOTAL OTHER GOVERNMENT (Cost $200,000)			199,756

	MORTGAGE BACKED — 5.42%
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	NR/NR	47,285	48,225
	Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	64,142	64,682
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K030 Class A1, 2.779% due 9/25/2022	NR/Aaa	96,594	98,184
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K036 Class A1, 2.777% due 4/25/2023	NR/Aaa	194,149	198,004
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	275,000	274,826
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K717 Class A2, 2.991% due 9/25/2021	NR/NR	100,000	103,100
	Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	NR/NR	131,606	133,339
	Federal Home Loan Mtg Corp., Series 2586 Class AF, 5.00% due 3/15/2018	NR/NR	48,141	48,426
	Federal National Mtg Assoc. Pool AS3705, 2.50% due 11/1/2024	NR/NR	81,457	82,555

	TOTAL MORTGAGE BACKED (Cost $1,056,283)			1,051,341

	ASSET BACKED SECURITIES — 25.69%

	ADVANCE RECEIVABLES — 0.51%
b	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	AAA/NR	100,000	99,258

				99,258

	AUTO RECEIVABLES — 5.12%
	Ally Auto Receivables Trust, Series 15-1 Class A3, 1.39% due 9/16/2019	AAA/Aaa	73,692	73,666
	Ally Auto Receivables Trust, Series 15-2 Class A3, 1.49% due 11/15/2019	AAA/Aaa	55,426	55,424
b	American Credit Acceptance Receivables Trust, Series 2017-3 Class A, 1.82% due 3/10/2020	AAA/NR	100,000	100,015
b	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	100,064
	Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	32,317	32,311
b	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	147,647	147,983
b	Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	AA/Aaa	125,000	125,306
b	Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	100,328
b	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	65,390	65,624
a,b	OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	21,600	21,569
a,b,c	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	70,000	70,280
	Toyota Motor Credit Corp., 1.50% due 2/13/2020	AA-/Aa3	100,000	99,645

				992,215

	COMMERCIAL MTG TRUST — 1.76%
b	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	99,612	102,144
	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	103,833	103,509
b	DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 2.587% due 7/12/2044	NR/Aaa	35,825	36,228
b	FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 4.232% due 12/25/2045	NR/Baa1	19,945	20,187
	Morgan Stanley BAML Trust, Series 2012-C6 Class A2, 1.868% due 11/15/2045	NR/Aaa	442	441
	WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	79,456	79,114

				341,623

Annual Reports  |  29

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	CREDIT CARD — 2.50%
	Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	$100,000	$100,080
	Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	135,000	134,163
b	Cabela’s Master Credit Card Trust, Series 2013-2A Class A1, 2.17% due 8/16/2021	AAA/NR	150,000	150,608
	Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,021

				484,872

	OTHER ASSET BACKED — 8.32%
b	AMSR Trust, Series 2016-SFR1 Class A Floating Rate Note, 2.634% due 11/17/2033	NR/Aaa	100,000	100,590
b	BRE Grand Islander Timeshare Issuer, Series 2017-1A Class A, 2.94% due 5/25/2029	A+/NR	87,759	87,560
b	CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	67,367	67,231
b	Consumer Loan Underlying Bond Credit Trust, Series 2017-NP1 Class A, 2.39% due 4/17/2023	NR/NR	72,072	72,049
b	Consumer Loan Underlying Bond Credit Trust, Series 2017-P1 Class A, 2.42% due 9/15/2023	NR/NR	100,000	99,997
b	Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	62,130	62,150
b	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	90,558	90,483
b	GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	100,000	99,852
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	100,000	99,835
b	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 2.335% due 4/10/2030	NR/Aaa	174,541	175,006
	MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	A+/NR	26,358	26,211
b	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	100,000	99,571
b	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	100,000	101,724
b	PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.854% due 4/15/2020	AAA/Aaa	100,000	100,110
b	SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	100,619
b	Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	15,545	15,419
b	Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	80,836	80,633
b	Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	34,482	34,486
b	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	98,596	99,194

				1,612,720

	RESIDENTIAL MTG TRUST — 3.85%
b	Angel Oak Mortgage Trust LLC, Series 2017-1 Class A2, 3.085% due 1/25/2047	NR/NR	73,102	73,403
b	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	NR/Aaa	97,014	97,864
b,c	Nationstar HECM Loan Trust, Series 2017-2A Class A1, 2.038% due 9/25/2027	NR/Aaa	100,000	100,000
b	New Residential Mortgage Loan Trust, Series 2017-2A Class A3, 4.00% due 3/25/2057	AAA/NR	87,658	91,325
b	New Residential Mortgage Loan Trust, Series 2017-5A Class A1, 2.737% due 7/25/2056	NR/Aaa	95,866	98,096
b	Towd Point Mortgage Trust, Series 2016-5 Class A1, 2.50% due 10/25/2056	NR/Aaa	86,481	86,386
b	WinWater Mortgage Loan Trust, Series 2014-3 Class A7, 3.00% due 11/20/2044	AAA/NR	197,062	199,008

				746,082

	STUDENT LOAN — 3.63%
b	Navient Student Loan Trust, Series 2016-6A Class A2 Floating Rate Note, 1.987% due 3/25/2066	AAA/Aaa	100,000	100,514
b	Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.987% due 12/26/2040	NR/NR	113,093	113,314
b	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.787% due 5/25/2057	AA+/NR	43,593	43,227
b	SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.734% due 1/15/2043	AAA/Aaa	100,000	103,694
	SLM Student Loan Trust, Series 2013-4 Class A Floating Rate Note, 1.787% due 6/25/2043	NR/Aaa	51,928	52,284
	SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.737% due 2/25/2021	NR/Aaa	232	232
b	SLM Student Loan Trust, Series 2013-B Class A2B Floating Rate Note, 2.334% due 6/17/2030	AAA/NR	194,822	196,254
b	Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.832% due 6/25/2025	AAA/NR	65,361	66,171
b	Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	AAA/Aa1	27,322	27,419

				703,109

	TOTAL ASSET BACKED SECURITIES (Cost $4,971,899)			4,979,879

	CORPORATE BONDS — 43.29%

	AUTOMOBILES & COMPONENTS — 1.81%
	Automobiles — 1.81%
b	Daimler Finance North America, LLC Floating Rate Note, 1.842% due 5/5/2020	A/A2	150,000	150,580
b	Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	50,018
b	Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	50,000	50,182
b	Nissan Motor Acceptance Corp., 1.694% due 7/13/2020	A/A2	100,000	100,059

				350,839

30  |  Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	BANKS — 4.73%
	Banks — 4.73%
	Bank of America Corp. Floating Rate Note, 2.344% due 1/15/2019	BBB+/Baa1	$100,000	$100,983
	Citigroup, Inc., 1.70% due 4/27/2018	BBB+/Baa1	75,000	74,993
	Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	200,000	201,419
	JPMorgan Chase & Co., 2.516% due 10/29/2020	A-/A3	125,000	127,935
a	Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 3.196% due 3/1/2021	A/A1	200,000	208,084
a	Santander UK plc Floating Rate Note, 2.799% due 3/14/2019	A/Aa3	100,000	101,634
	Wells Fargo & Co. Floating Rate Note, 2.327% due 12/7/2020	A/A2	100,000	101,882

				916,930

	CAPITAL GOODS — 0.52%
	Machinery — 0.52%
	Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	100,000	100,632

				100,632

	COMMERCIAL & PROFESSIONAL SERVICES — 0.92%
	Commercial Services & Supplies — 0.52%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	BBB+/A3	100,000	101,872
	Professional Services — 0.40%
	Dun & Bradstreet, Inc., 4.25% due 6/15/2020	BB+/NR	75,000	77,205

				179,077

	CONSUMER DURABLES & APPAREL — 1.27%
	Leisure Products — 1.27%
	Mattel, Inc., 2.35% due 8/15/2021	BBB-/Baa2	125,000	121,531
	Mattel, Inc., 1.70% due 3/15/2018	BBB-/Baa2	125,000	124,817

				246,348

	DIVERSIFIED FINANCIALS — 6.19%
	Capital Markets — 4.45%
	CBOE Holdings, Inc., 1.95% due 6/28/2019	BBB+/Baa1	100,000	99,900
	Goldman Sachs Group, Inc. Floating Rate Note, 2.52% due 9/15/2020	BBB+/A3	100,000	101,893
	Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	101,183
	Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	75,000	76,042
	Moody’s Corp. Floating Rate Note, 1.666% due 9/4/2018	BBB+/NR	50,000	50,088
	Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	50,000	50,834
	Morgan Stanley Floating Rate Note, 2.457% due 1/27/2020	BBB+/A3	75,000	76,157
	State Street Corp. Floating Rate Note, 2.217% due 8/18/2020	A/A1	100,000	102,035
a,b	UBS AG Jersey Floating Rate Note, 2.768% due 9/24/2020	A-/Baa1	200,000	204,048
	Consumer Finance — 0.57%
	Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	50,817
	Western Union Co. Floating Rate Note, 2.115% due 5/22/2019	NR/Baa2	60,000	60,029
	Diversified Financial Services — 0.91%
b	Athene Global Funding, 2.875% due 10/23/2018	A-/NR	75,000	75,712
	S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	50,000	50,341
	S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	50,000	51,291
	Mortgage Real Estate Investment Trusts — 0.26%
	Healthcare Trust of America, Inc., 2.95% due 7/1/2022	BBB/Baa2	50,000	50,330

				1,200,700

	ENERGY — 1.81%
	Oil, Gas & Consumable Fuels — 1.81%
a	BP Capital Markets plc Floating Rate Note, 1.659% due 8/14/2018	A-/A1	150,000	150,364
	Exxon Mobil Corp. Floating Rate Note, 2.096% due 3/1/2019	AA+/Aaa	75,000	75,777
	Exxon Mobil Corp. Floating Rate Note, 1.917% due 2/28/2018	AA+/Aaa	50,000	50,133
b	Phillips 66 Co. Floating Rate Note, 1.954% due 4/15/2019	BBB+/A3	75,000	75,094

				351,368

Annual Reports  |  31

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	FOOD & STAPLES RETAILING — 0.39%
	Food & Staples Retailing — 0.39%
a,b	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	BBB/Baa2	$50,000	$50,162
	Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A2	24,121	25,004

				75,166

	FOOD, BEVERAGE & TOBACCO — 5.47%
	Beverages — 2.61%
	Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.571% due 2/1/2021	A-/A3	150,000	155,034
	Molson Coors Brewing Co., 2.10% due 7/15/2021	BBB-/Baa3	150,000	147,903
	PepsiCo, Inc. Floating Rate Note, 1.832% due 10/6/2021	A+/A1	200,000	202,717
	Food Products — 1.82%
	General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,002
	Kraft Heinz Foods Co. Floating Rate Note, 1.729% due 8/9/2019	BBB-/Baa3	50,000	50,041
	Kraft Heinz Foods Co. Floating Rate Note, 1.879% due 2/10/2021	BBB-/Baa3	50,000	50,045
	Mead Johnson Nutrition Co., 3.00% due 11/15/2020	A-/A3	100,000	102,736
	Tyson Foods, Inc. Floating Rate Note, 1.868% due 6/2/2020	BBB/Baa2	100,000	100,475
	Tobacco — 1.04%
	Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	100,000	101,545
b	B.A.T. Capital Corp. Floating Rate Note, 1.905% due 8/14/2020	BBB+/Baa2	100,000	100,179

				1,060,677

	HEALTH CARE EQUIPMENT & SERVICES — 2.33%
	Health Care Equipment & Supplies — 0.78%
	Abbott Laboratories, 2.35% due 11/22/2019	BBB/Baa3	150,000	151,222
	Health Care Providers & Services — 1.55%
	Catholic Health Initiatives, 1.60% due 11/1/2017	BBB+/Baa1	100,000	99,996
b	Roche Holding, Inc. Floating Rate Note, 1.636% due 9/30/2019	AA/A1	200,000	200,813

				452,031

	HOUSEHOLD & PERSONAL PRODUCTS — 0.26%
	Household Products — 0.26%
	Church & Dwight Co, Inc., 2.45% due 8/1/2022	BBB+/Baa1	50,000	49,813

				49,813

	INSURANCE — 1.69%
	Insurance — 1.69%
a	Enstar Group Ltd., 4.50% due 3/10/2022	BBB-/NR	50,000	51,727
b	Jackson National Life Global Co., 2.06% due 6/27/2022	AA/A1	100,000	100,596
b	Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	50,357
b	Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	100,000	100,627
b	Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	25,000	25,388

				328,695

	MATERIALS — 0.52%
	Chemicals — 0.52%
b	Chevron Phillips Chemical Co., LLC, Floating Rate Note, 2.061% due 5/1/2020	A-/A2	100,000	100,436

				100,436

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.35%
	Biotechnology — 0.52%
	Gilead Sciences, Inc., 1.85% due 9/20/2019	A/A3	100,000	100,079
	Pharmaceuticals — 0.83%
a	Allergan Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	60,000	60,175
a	Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	100,000	101,129

				261,383

32  |  Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE

	REAL ESTATE — 0.52%
	Equity Real Estate Investment Trusts — 0.52%
	Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	$100,000	$100,228

				100,228

	RETAILING — 0.26%
	Internet & Direct Marketing Retail — 0.26%
	The Priceline Group, Inc., 2.75% due 3/15/2023	BBB+/Baa1	50,000	49,949

				49,949

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.17%
	Semiconductors & Semiconductor Equipment — 1.17%
b	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	BBB-/Baa2	125,000	125,690
	Qualcomm, Inc. Floating Rate Note, 1.676% due 5/20/2019	A/A1	50,000	50,192
	Qualcomm, Inc. Floating Rate Note, 1.766% due 5/20/2020	A/A1	50,000	50,317

				226,199

	SOFTWARE & SERVICES — 3.33%
	Information Technology Services — 1.30%
	Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa2	150,000	151,752
	Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	100,000	100,340
	Internet Software & Services — 0.60%
	eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	115,000	115,446
	Software — 1.43%
	Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	100,000	101,711
	CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	125,000	126,148
	VMware, Inc., 2.30% due 8/21/2020	BBB-/Baa2	50,000	50,146

				645,543

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.48%
	Communications Equipment — 1.30%
	Cisco Systems, Inc. Floating Rate Note, 1.916% due 2/21/2018	AA-/A1	150,000	150,354
	Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	100,000	102,518
	Technology, Hardware, Storage & Peripherals — 1.18%
	Apple, Inc. Floating Rate Note, 2.134% due 2/22/2019	AA+/Aa1	50,000	50,544
	Apple, Inc. Floating Rate Note, 2.444% due 2/23/2021	AA+/Aa1	50,000	51,533
	Apple, Inc. Floating Rate Note, 1.811% due 2/9/2022	AA+/Aa1	25,000	25,343
	Hewlett Packard Enterprise Co. Floating Rate Note, 3.231% due 10/5/2018	BBB/Baa2	100,000	101,544

				481,836

	TELECOMMUNICATION SERVICES — 1.04%
	Diversified Telecommunication Services — 1.04%
	AT&T, Inc., 2.227% due 11/27/2018	BBB+/Baa1	50,000	50,397
	AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	100,000	100,713
	AT&T, Inc., 2.263% due 6/30/2020	BBB+/Baa1	50,000	50,677

				201,787

	TRANSPORTATION — 0.57%
	Air Freight & Logistics — 0.04%
b	FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	7,210	7,207
	Road & Rail — 0.53%
b	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20% due 7/15/2020	BBB/Baa2	100,000	102,479

				109,686

	UTILITIES — 4.66%
	Electric Utilities — 4.14%
	Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	185,000	185,821
	Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	164,344	163,060
a,b	Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	100,000	100,389

Annual Reports  |  33

Schedule of Investments, Continued

Thornburg Low Duration Income Fund  |  September 30, 2017

	ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
	Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	$50,000	$50,994
a,b	State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	A+/A1	200,000	201,928
	The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	100,000	100,698
	Multi-Utilities — 0.52%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	100,000	100,830

				903,720

	TOTAL CORPORATE BONDS (Cost $8,318,966)			8,393,043

	CONVERTIBLE BONDS — 0.26%

	REAL ESTATE — 0.26%
	Equity Real Estate Investment Trusts — 0.26%
b	IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	50,500

				50,500

	TOTAL CONVERTIBLE BONDS (Cost $49,495)			50,500

	MUNICIPAL BONDS — 1.83%
	Colorado Educational and Cultural Facilities Authority, 2.244% due 3/1/2021 (University of Denver Project)	NR/A1	50,000	49,732
	Colorado Educational and Cultural Facilities Authority, 2.474% due 3/1/2022 (University of Denver Project)	NR/A1	50,000	49,863
	JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	100,000	100,527
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/Aa2	100,000	109,236
	Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	45,407	45,183

	TOTAL MUNICIPAL BONDS (Cost $353,988)			354,541

	SHORT TERM INVESTMENTS — 12.56%
d	Thornburg Capital Management Fund		243,503	2,435,027

	TOTAL SHORT TERM INVESTMENTS (Cost $2,435,027)			2,435,027

	TOTAL INVESTMENTS — 100.14% (Cost $19,336,844)			$19,413,600

	LIABILITIES NET OF OTHER ASSETS — (0.14)%			(27,642)

	NET ASSETS — 100.00%			$19,385,958

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate value of these securities in the Fund’s portfolio was $6,245,143, representing 32.21% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	136,327	1,474,101	1,366,925	243,503	$2,435,027	$14,128	$–	$–

Total non-controlled affiliated issuers - 12.56% of net assets					$2,435,027	$14,128	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust
SBA	Small Business Administration

See notes to financial statements.

34  |  Annual Reports

Statements of Assets and Liabilities

September 30, 2017

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $284,479,287, $4,823,527,774 and $16,901,817, respectively)	$284,116,152	$4,876,734,136	$16,978,573
Non-controlled affiliated issuer (cost $0, $0, and $2,435,027 respectively)	–	–	2,435,027
Cash	82,471	27,512,728	–
Receivable for investments sold	1,304,063	18,836,077	–
Receivable for fund shares sold	203,005	13,449,346	106,953
Receivable from investment advisor	–	–	4,479
Dividends receivable	–	–	2,608
Dividend and interest reclaim receivable	–	4,050	–
Interest receivable	927,167	25,664,050	58,777
Prepaid expenses and other assets	36,800	50,398	11,830

Total Assets	286,669,658	4,962,250,785	19,598,247

LIABILITIES

Payable for investments purchased	–	52,940,673	103,244
Payable for fund shares redeemed	1,003,623	7,500,967	51,523
Payable to investment advisor and other affiliates (Note 4)	141,297	2,122,117	–
Accounts payable and accrued expenses	128,607	981,631	56,062
Dividends payable	70,324	892,894	1,460

Total Liabilities	1,343,851	64,438,282	212,289

NET ASSETS	$285,325,807	$4,897,812,503	$19,385,958

NET ASSETS CONSIST OF

Undistributed (distribution in excess) net investment income	$(43,412)	$(551,953)	$6,262
Net unrealized appreciation (depreciation) on investments	(363,135)	53,206,362	76,756
Accumulated net realized gain (loss)	(10,695,357)	(1,106,741)	(4,238)
Net capital paid in on shares of beneficial interest	296,427,711	4,846,264,835	19,307,178

	$285,325,807	$4,897,812,503	$19,385,958

Annual Reports  |  35

Statements of Assets and Liabilities, Continued

September 30, 2017

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($84,674,286, $890,989,528, and $6,531,478 applicable to 6,509,232, 66,289,108, and 525,965 shares of beneficial interest outstanding - Note 5)	$13.01	$13.44	$12.42

Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19

Maximum offering price per share	$13.21	$13.64	$12.61

Class C Shares:
Net asset value and redemption price per share ($34,821,228 and $567,770,788 applicable to 2,661,050 and 42,309,834 shares of beneficial interest outstanding - Note 5)	$13.09	$13.42	$–

Class I Shares:
Net asset value and redemption price per share* ($147,463,389, $3,232,277,453, and $12,854,480 applicable to 11,336,185, 240,438,741, and 1,035,598 shares of beneficial interest outstanding - Note 5)	$13.01	$13.44	$12.41

Class R3 Shares:
Net asset value and redemption price per share ($10,871,087 and $96,715,364 applicable to 835,181 and 7,190,523 shares of beneficial interest outstanding - Note 5)	$13.02	$13.45	$–

Class R4 Shares:
Net asset value and redemption price per share ($3,364,633 and $8,100,540 applicable to 258,705 and 602,998 shares of beneficial interest outstanding - Note 5)	$13.01	$13.43	$–

Class R5 Shares:
Net asset value and redemption price per share ($4,131,184 and $101,189,323 applicable to 317,196 and 7,529,503 shares of beneficial interest outstanding - Note 5)	$13.02	$13.44	$–

Class R6 Shares:
Net asset value and redemption price per share ($769,507 applicable to 57,150 shares of beneficial interest outstanding - Note 5)	$–	$13.46	$–

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

36  |  Annual Reports

Statements of Operations

Year Ended September 30, 2017

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME

Dividend income non-controlled affiliated issuer	$–	$–	$14,128
Interest income (net of premium amortized of $799,421, $7,491,028, and $47,008, respectively)	5,880,024	126,965,049	413,936

Total Income	5,880,024	126,965,049	428,064

EXPENSES

Investment advisory fees (Note 4)	1,122,419	16,240,770	87,657
Administration fees (Note 4)
Class A Shares	126,537	1,244,188	9,539
Class C Shares	51,898	774,309	–
Class I Shares	66,694	1,503,171	7,142
Class R3 Shares	20,932	125,459	–
Class R4 Shares	3,200	9,316	–
Class R5 Shares	1,935	42,882	–
Class R6 Shares*	–	51	–
Distribution and service fees (Note 4)
Class A Shares	253,074	2,488,377	15,271
Class C Shares	207,480	3,094,822	–
Class R3 Shares	82,946	501,285	–
Class R4 Shares	6,401	18,660	–
Transfer agent fees
Class A Shares	88,204	1,250,430	29,601
Class C Shares	49,658	507,136	–
Class I Shares	110,582	2,463,191	9,544
Class R3 Shares	40,361	112,742	–
Class R4 Shares	8,349	40,136	–
Class R5 Shares	8,805	200,178	–
Class R6 Shares*	–	4,425	–
Registration and filing fees
Class A Shares	24,085	52,147	24,739
Class C Shares	18,180	31,270	–
Class I Shares	27,601	127,719	24,857
Class R3 Shares	15,105	17,597	–
Class R4 Shares	20,673	20,703	–
Class R5 Shares	18,700	19,734	–
Class R6 Shares*	–	20,059	–
Custodian fees (Note 2)	111,023	460,569	41,058
Professional fees	37,124	82,600	19,512
Accounting fees (Note 4)	11,106	174,285	973
Trustee fees	12,645	203,897	1,003
Other expenses	42,733	434,201	11,211

Total Expenses	2,588,450	32,266,309	282,107

Less:
Expenses reimbursed by investment advisor (Note 4)	(120,893)	(213,889)	(109,382)
Investment advisory fees waived by investment advisor (Note 4)	–	–	(51,621)

Net Expenses	2,467,557	32,052,420	121,104

Net Investment Income	$3,412,467	$94,912,629	$306,960

* Class R6 shares commenced operations on April 10, 2017.

Annual Reports  |  37

Statements of Operations, Continued

Year Ended September 30, 2017

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investments	$(141,703)	$4,118,291	$15,683
Net change in unrealized appreciation (depreciation) on investments	(4,990,963)	(26,512,951)	(100,999)

Net Realized and Unrealized Gain (Loss)	(5,132,666)	(22,394,660)	(85,316)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,720,199)	$72,517,969	$221,644

See notes to financial statements.

38  |  Annual Reports

Statements of Changes in Net Assets

Thornburg Limited Term U.S. Government Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$3,412,467	$3,717,056
Net realized gain (loss) on investments	(141,703)	431,056
Net unrealized appreciation (depreciation) on investments	(4,990,963)	624,568

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,720,199)	4,772,680

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,410,540)	(1,621,961)
Class B Shares	–	(213)
Class C Shares	(453,387)	(599,665)
Class I Shares	(2,295,862)	(2,370,502)
Class R3 Shares	(224,875)	(314,773)
Class R4 Shares	(33,868)	(20,171)
Class R5 Shares	(68,706)	(31,611)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(25,179,028)	6,979,231
Class B Shares*	–	(146,065)
Class C Shares	(12,696,392)	1,598,490
Class I Shares	5,699,193	31,721,059
Class R3 Shares	(16,613,329)	11,722,796
Class R4 Shares	1,309,741	1,392,817
Class R5 Shares	3,629,750	(1,602,542)

Net Increase (Decrease) in Net Assets	(50,057,502)	51,479,570

NET ASSETS

Beginning of Year	335,383,309	283,903,739

End of Year	$285,325,807	$335,383,309

Distribution in excess of net investment income	$(43,412)	$(72,544)

* Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

Annual Reports  |  39

Statements of Changes in Net Assets

Thornburg Limited Term Income Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$94,912,629	$83,440,137
Net realized gain (loss) on investments	4,118,291	368,703
Net unrealized appreciation (depreciation) on investments	(26,512,951)	67,630,273

Net Increase in Net Assets Resulting from Operations	72,517,969	151,439,113

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(18,084,025)	(20,118,725)
Class C Shares	(9,988,539)	(10,624,842)
Class I Shares	(65,949,540)	(52,073,916)
Class R3 Shares	(1,708,910)	(2,231,397)
Class R4 Shares	(127,206)	(92,837)
Class R5 Shares	(1,755,011)	(1,551,920)
Class R6 Shares*	(2,397)	–

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(213,573,151)	117,352,214
Class C Shares	(96,012,073)	46,797,603
Class I Shares	453,482,010	773,360,293
Class R3 Shares	(7,046,773)	(70,153,200)
Class R4 Shares	1,803,524	2,318,125
Class R5 Shares	29,614,902	(25,337,098)
Class R6 Shares*	770,866	–

Net Increase in Net Assets	143,941,646	909,083,413

NET ASSETS

Beginning of Year	4,753,870,857	3,844,787,444

End of Year	$4,897,812,503	$4,753,870,857

Distribution in excess of net investment income	$(551,953)	$(502,475)

* Class R6 shares commenced operations on April 10, 2017.

See notes to financial statements.

40  |  Annual Reports

Statements of Changes in Net Assets

Thornburg Low Duration Income Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$306,960	$235,375
Net realized gain (loss) on investments	15,683	3,535
Net unrealized appreciation (depreciation) on investments	(100,999)	163,252

Net Increase in Net Assets Resulting from Operations	221,644	402,162

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(101,667)	(98,936)
Class I Shares	(213,139)	(145,144)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(3,672,037)	230,729
Class I Shares	(4,189,755)	8,956,507

Net Increase (Decrease) in Net Assets	(7,954,954)	9,345,318

NET ASSETS

Beginning of Year	27,340,912	17,995,594

End of Year	$19,385,958	$27,340,912

Undistributed net investment income	$6,262	$1,695

See notes to financial statements.

Annual Reports  |  41

Notes to Financial Statements

September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Income Fund currently offers seven classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).

The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (viii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (ix) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date.

42  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017 including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
Cost of investments for tax purposes	$	284,479,888	$	4,823,535,595	$	19,336,852

Gross unrealized appreciation on a tax basis	$	1,480,120	$	67,031,074	$	102,858
Gross unrealized depreciation on a tax basis		(1,843,856)		(13,832,533)		(26,110)

Net unrealized appreciation (depreciation) on investments (tax basis)	$	(363,736)	$	53,198,541	$	76,748

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding Treasury Inflation-Protected Securities (“TIPS”) deflation adjustments.

At September 30, 2017, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2018:

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
Deferred tax basis capital losses	$	1,148,202	$	–	$	4,239

Annual Reports  |  43

Notes to Financial Statements, Continued

September 30, 2017

At September 30, 2017, the Government Fund had cumulative tax basis capital losses of $9,423,085, (of which $2,067,255 are short-term and $7,355,830 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.

During the year ended September 30, 2017, the Government Fund utilized $24,008 of short-term capital loss carryforwards generated after September 30, 2011.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2018	$17,316
2019	106,151

$123,467

At September 30, 2017, the Income Fund had cumulative tax basis capital losses of $1,098,922, (of which $1,098,922 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2017, the Income Fund utilized $2,252,409 of long-term capital loss carryforwards generated after September 30, 2011.

During the year ended September 30, 2017, the Low Duration Fund utilized $3,471 of long-term capital loss carryforwards generated after September 30, 2011.

In order to account for permanent book to tax differences, the Government Fund decreased distribution in excess of net investment income by $1,103,903, increased accumulated net realized loss by $1,109,324, and increased net capital paid in on shares of beneficial interest by $5,421. The Income Fund decreased distribution in excess of net investment income by $2,653,521 and decreased accumulated net realized loss by $2,653,521. The Low Duration Fund increased undistributed net investment income by $12,413, decreased accumulated net realized gain (loss) by $12,400, and decreased net capital paid in on shares of beneficial interest by $13. Reclassifications have no impact upon the net asset value of the Funds and result primarily from mortgage-backed securities (“MBS”) losses and a nondeductible excise tax liability.

At September 30, 2017, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
Undistributed tax basis ordinary investment income	$	26,914	$	340,940	$	7,732
Undistributed tax basis capital gains	$	–	$	–	$	–

The tax character of distributions paid for the Funds during the years ended September 30, 2017, and September 30, 2016, was as follows:

	GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
	2017	2016	2017	2016	2017	2016
Distributions from:
Ordinary income	$4,487,238	$4,940,293	$97,615,628	$86,693,637	$314,806	$244,080
Return of capital	–	18,603	–	–	–	–

Total	$4,487,238	$4,958,896	$97,615,628	$86,693,637	$314,806	$244,080

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining

44  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Funds categorize investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by a Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Reports  |  45

Notes to Financial Statements, Continued

September 30, 2017

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$68,988,019	$68,988,019	$–	$–
U.S. Government Agencies	51,509,359	–	51,509,359	–
Mortgage Backed	146,368,857	–	146,368,857	–
Short Term Investments	17,249,917	–	17,249,917	–

Total Investments in Securities	$284,116,152	$68,988,019	$215,128,133	$–

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	U.S. GOVERNMENT AGENCIES	TOTAL(b)
Beginning Balance 9/30/2016	$2,863,421	$2,863,421
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)	–	–
Transfers into Level 3(a)	–	–
Transfers out of Level 3(a)	(2,863,421)	(2,863,421)

Ending Balance 9/30/2017	$–	$–

(a)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(b)	Level 3 investments represent 0.00% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$264,032,538	$264,032,538	$–	$–
U.S. Government Agencies	190,116,712	–	186,769,312	3,347,400
Other Government	74,314,865	–	74,314,865	–
Mortgage Backed	348,070,988	–	348,070,988	–
Asset Backed Securities	1,072,173,689	–	1,051,639,951	20,533,738
Corporate Bonds	2,294,533,937	–	2,294,533,937	–
Convertible Bonds	20,149,500	–	20,149,500	–
Municipal Bonds	107,798,730	–	107,798,730	–
Short Term Investments	505,543,177	–	505,543,177	–

Total Investments in Securities	$4,876,734,136	$264,032,538	$4,588,820,460	$23,881,138

46  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, no unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2017:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE/ (WEIGHTED AVERAGE)

U.S. Government Agencies	3,347,400	Market comparable securities yield method	Yields of comparable securities	3.06%/	(N/A)

Asset-Backed Securities	9,233,739	Discounted cash flows	Third party vendor projection of discounted cash flows	2.50% – 5.0%/	(2.98%)

	11,299,999	Cost basis	Cost basis	$100.00/	(N/A)
Total	$23,881,138

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	ASSET BACKED SECURITIES	U.S. GOVERNMENT AGENCIES	TOTAL(d)
Beginning Balance 9/30/2016	$9,667,174	$3,540,000	$13,207,174
Accrued Discounts (Premiums)	13,565	(41,441)	(27,876)
Net Realized Gain (Loss)(a)	67,144	–	67,144
Gross Purchases	11,299,999	–	11,299,999
Gross Sales	(525,000)	–	(525,000)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	10,856	(151,159)	(140,303)
Transfers into Level 3	–	–	–
Transfers out of Level 3	–	–	–

Ending Balance 9/30/2017	$20,533,738	$3,347,400	$23,881,138

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2017, which were valued using significant unobservable inputs, was ($140,303). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2017.

(d)	Level 3 investments represent 0.49% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$1,331,370	$1,331,370	$–	$–
U.S. Government Agencies	618,143	–	618,143	–
Other Government	199,756	–	199,756	–
Mortgage Backed	1,051,341	–	1,051,341	–
Asset Backed Securities	4,979,879	–	4,809,599	170,280
Corporate Bonds	8,393,043	–	8,393,043	–
Convertible Bonds	50,500	–	50,500	–
Municipal Bonds	354,541	–	354,541	–
Short Term Investments	2,435,027	2,435,027	–	–

Total Investments in Securities	$19,413,600	$3,766,397	$15,476,923	$170,280

Annual Reports  |  47

Notes to Financial Statements, Continued

September 30, 2017

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, no unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at September 30, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2017:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE/ (WEIGHTED AVERAGE)

Asset-Backed Securities	70,280	Discounted cash flows	Third party vendor projection of discounted cash flows	2.50%/(N/A	)

	100,000	Cost basis	Cost basis	$100.00/(N/A	)
Total	$170,280

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	ASSET BACKED SECURITIES	TOTAL(c)
Beginning Balance 9/30/2016	$69,994	$69,994
Accrued Discounts (Premiums)	1	1
Net Realized Gain (Loss)	–	–
Gross Purchases	100,000	100,000
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(a)(b)	285	285
Transfers into Level 3	–	–
Transfers out of Level 3	–	–

Ending Balance 9/30/2017	$170,280	$170,280

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(b)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2017, which were valued using significant unobservable inputs, was $285. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2017.

(c)	Level 3 investments represent 0.88% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the daily net assets of a Fund at an annual rate as shown in the following table:

MANAGEMENT FEE SCHEDULE
GOVERNMENT FUND		INCOME FUND			LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE

Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%

Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300

Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250

		Next $500 million	0.350	Over $2 billion	0.225

		Over $2 billion	0.275
The Government Fund’s effective management fee for the year ended September 30, 2017 was 0.375% of the Fund’s average net assets.

The Income Fund’s effective management fee for the year ended September 30, 2017 was 0.337% of the Fund’s average net assets.

48  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

The Low Duration Fund’s effective management fee for the year ended September 30, 2017 was 0.400% of the Fund’s average net assets, (before applicable management fee waiver of $51,621).

The Funds pay the Advisor the costs of personnel who perform certain accounting services for the Funds. For the year ended September 30, 2017 the the Government Fund, Income Fund, and Low Duration Fund incurred $11,106, $174,285, and $973 for these accounting services, respectively. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I, Class R5, and Class R6 shares. Total administrative service fees incurred by each class of shares of the Funds for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2017, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges (CDSC fees) from redemptions of Class C shares as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$373	$667	$1,919
CDSC fees	$1,478	$33,742	$–

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Funds for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.

Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Funds or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administration fees, distribution fees and voluntarily waived Fund level investment advisory fees as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$–	$–	$67,839
Class C	$173	$–	$–
Class I	$–	$–	$41,543
Class R3	$71,709	$131,122	$–
Class R4	$24,648	$42,246	$–
Class R5	$24,363	$16,073	$–
Class R6	$–	$24,448	$–

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$–	$–	$17,975
Class I	$–	$–	$33,646

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Reports  |  49

Notes to Financial Statements, Continued

September 30, 2017

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately is approximately 7.1%, 0.0% and 33.3% for the Government Fund, Income Fund and Low Duration Fund, respectively.

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Government Fund had no such transactions with affiliated funds. The Income Fund had transactions of $3,955,216 in purchases. The Low Duration Fund had transactions of $1,921,393 in sales resulting in net realized gains of $9,487.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,043,182	$13,641,984	3,244,060	$42,920,650
Shares converted from Class B shares	–	–	3,192	42,268
Shares issued to shareholders in reinvestment of dividends	98,647	1,287,783	107,867	1,428,746
Shares repurchased	(3,072,808)	(40,108,795)	(2,825,799)	(37,412,433)

Net increase (decrease)	(1,930,979)	(25,179,028)	529,320	6,979,231

Class B Shares*
Shares sold	–	$–	13,171	$173,000
Shares issued to shareholders in reinvestment of dividends	–	–	15	201
Shares converted to Class A shares	–	–	(3,201)	(42,268)
Shares repurchased	–	–	(20,937)	(276,998)

Net decrease	–	–	(10,952)	(146,065)

Class C Shares
Shares sold	340,307	$4,480,824	1,382,885	$18,381,110
Shares issued to shareholders in reinvestment of dividends	30,959	406,592	39,396	524,936
Shares repurchased	(1,337,648)	(17,583,808)	(1,300,183)	(17,307,556)

Net increase (decrease)	(966,382)	(12,696,392)	122,098	1,598,490

Class I Shares
Shares sold	6,118,960	$79,886,935	6,846,168	$90,628,309
Shares issued to shareholders in reinvestment of dividends	119,832	1,564,295	109,182	1,446,413
Shares repurchased	(5,799,169)	(75,752,037)	(4,567,281)	(60,353,663)

Net increase	439,623	5,699,193	2,388,069	31,721,059

Class R3 Shares
Shares sold	466,176	$6,115,277	1,457,239	$19,307,025
Shares issued to shareholders in reinvestment of dividends	14,207	185,714	21,503	284,976
Shares repurchased	(1,759,168)	(22,914,320)	(594,414)	(7,869,205)

Net increase (decrease)	(1,278,785)	(16,613,329)	884,328	11,722,796

50  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

GOVERNMENT FUND (continued)

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	169,933	$2,216,399	120,688	$1,601,055
Shares issued to shareholders in reinvestment of dividends	2,394	31,240	1,452	19,238
Shares repurchased	(71,845)	(937,898)	(17,154)	(227,476)

Net increase	100,482	1,309,741	104,986	1,392,817

Class R5 Shares
Shares sold	329,217	$4,347,313	64,811	$858,427
Shares issued to shareholders in reinvestment of dividends	5,220	68,160	535	7,096
Shares repurchased	(60,176)	(785,723)	(185,977)	(2,468,065)

Net increase (decrease)	274,261	3,629,750	(120,631)	(1,602,542)

*Class	B shares converted to Class A shares on August 29, 2016.

INCOME FUND

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	16,198,382	$217,089,363	32,795,693	$437,429,823
Shares issued to shareholders in reinvestment of dividends	1,221,584	16,387,209	1,328,847	17,770,838
Shares repurchased	(33,369,740)	(447,049,723)	(25,246,243)	(337,848,447)

Net increase (decrease)	(15,949,774)	(213,573,151)	8,878,297	117,352,214

Class C Shares
Shares sold	5,961,821	$79,804,114	12,728,067	$169,641,470
Shares issued to shareholders in reinvestment of dividends	673,533	9,021,184	711,677	9,500,564
Shares repurchased	(13,809,256)	(184,837,371)	(9,928,440)	(132,344,431)

Net increase (decrease)	(7,173,902)	(96,012,073)	3,511,304	46,797,603

Class I Shares
Shares sold	108,211,987	$1,450,721,919	104,313,980	$1,394,443,302
Shares issued to shareholders in reinvestment of dividends	4,372,629	58,676,460	3,427,302	45,859,108
Shares repurchased	(78,719,123)	(1,055,916,369)	(49,935,769)	(666,942,117)

Net increase	33,865,493	453,482,010	57,805,513	773,360,293

Class R3 Shares
Shares sold	2,932,660	$39,309,579	5,362,451	$71,387,699
Shares issued to shareholders in reinvestment of dividends	114,540	1,538,044	156,543	2,091,489
Shares repurchased	(3,569,214)	(47,894,396)	(10,779,842)	(143,632,388)

Net decrease	(522,014)	(7,046,773)	(5,260,848)	(70,153,200)

Annual Reports  |  51

Notes to Financial Statements, Continued

September 30, 2017

INCOME FUND (continued)

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	331,345	$4,441,374	363,454	$4,853,487
Shares issued to shareholders in reinvestment of dividends	4,271	57,281	1,985	26,613
Shares repurchased	(201,080)	(2,695,131)	(190,459)	(2,561,975)

Net increase	134,536	1,803,524	174,980	2,318,125

Class R5 Shares
Shares sold	4,583,147	$61,386,517	4,605,721	$61,328,527
Shares issued to shareholders in reinvestment of dividends	128,065	1,718,641	115,762	1,545,596
Shares repurchased	(2,499,758)	(33,490,256)	(6,632,663)	(88,211,221)

Net increase (decrease)	2,211,454	29,614,902	(1,911,180)	(25,337,098)

Class R6 Shares**
Shares sold	56,985	768,647	–	$–
Shares issued to shareholders in reinvestment of dividends	174	2,348	–	–
Shares repurchased	(9)	(129)	–	–

Net increase	57,150	770,866	–	–

**	The effective date of this class of shares was April 10, 2017.

LOW DURATION INCOME FUND

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	444,814	$5,522,323	418,546	$5,189,601
Shares issued to shareholders in reinvestment of dividends	8,111	100,709	7,788	96,596
Shares repurchased	(748,676)	(9,295,069)	(407,683)	(5,055,468)

Net increase (decrease)	(295,751)	(3,672,037)	18,651	230,729

Class I Shares
Shares sold	269,260	$3,343,267	968,154	$12,006,139
Shares issued to shareholders in reinvestment of dividends	16,170	200,711	11,204	139,078
Shares repurchased	(623,427)	(7,733,733)	(256,766)	(3,188,710)

Net increase (decrease)	(337,997)	(4,189,755)	722,592	8,956,507

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $44,526,228 and $30,789,788, respectively

The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,226,892,896 and $981,935,034, respectively.

The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $5,911,988 and $8,096,570, respectively.

52  |  Annual Reports

Notes to Financial Statements, Continued

September 30, 2017

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, prepayment risk, market and economic risk, liquidity risk, structured products risk and, in the case of Income Fund and Low Duration Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Reports  |  53

Financial Highlights

Thornburg Limited Term U.S. Government Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$13.25	0.14	(0.20)	(0.06)	(0.18)	–	(0.18)	$13.01
2016(b)(c)	$13.26	0.14	0.05	0.19	(0.20)	–	(0.20)	$13.25
2015(b)	$13.27	0.15	0.06	0.21	(0.22)	–	(0.22)	$13.26
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	–	(0.26)	$13.27
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	–	(0.31)	$13.36

CLASS C SHARES

2017	$13.33	0.10	(0.20)	(0.10)	(0.14)	–	(0.14)	$13.09
2016	$13.34	0.11	0.04	0.15	(0.16)	–	(0.16)	$13.33
2015	$13.35	0.12	0.06	0.18	(0.19)	–	(0.19)	$13.34
2014	$13.45	0.15	(0.02)	0.13	(0.23)	–	(0.23)	$13.35
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	–	(0.28)	$13.45

CLASS I SHARES

2017	$13.26	0.18	(0.20)	(0.02)	(0.23)	–	(0.23)	$13.01
2016	$13.26	0.19	0.05	0.24	(0.24)	–	(0.24)	$13.26
2015	$13.27	0.19	0.06	0.25	(0.26)	–	(0.26)	$13.26
2014	$13.36	0.23	(0.02)	0.21	(0.30)	–	(0.30)	$13.27
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	–	(0.36)	$13.36

CLASS R3 SHARES

2017	$13.26	0.13	(0.19)	(0.06)	(0.18)	–	(0.18)	$13.02
2016	$13.27	0.14	0.04	0.18	(0.19)	–	(0.19)	$13.26
2015	$13.28	0.14	0.06	0.20	(0.21)	–	(0.21)	$13.27
2014	$13.37	0.18	(0.02)	0.16	(0.25)	–	(0.25)	$13.28
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	–	(0.30)	$13.37

CLASS R4 SHARES

2017	$13.25	0.12	(0.19)	(0.07)	(0.17)	–	(0.17)	$13.01
2016	$13.26	0.14	0.04	0.18	(0.19)	–	(0.19)	$13.25
2015	$13.27	0.13	0.08	0.21	(0.22)	–	(0.22)	$13.26
2014(e)	$13.36	0.14	(0.03)	0.11	(0.20)	–	(0.20)	$13.27

CLASS R5 SHARES

2017	$13.28	0.18	(0.21)	(0.03)	(0.23)	–	(0.23)	$13.02
2016	$13.27	0.17	0.07	0.24	(0.23)	–	(0.23)	$13.28
2015	$13.27	0.19	0.07	0.26	(0.26)	–	(0.26)	$13.27
2014	$13.36	0.21	– (g)	0.21	(0.30)	–	(0.30)	$13.27
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	–	(0.34)	$13.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Annualized.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54  |  Annual Reports

Financial Highlights, Continued

Thornburg Limited Term U.S. Government Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

1.03		0.93		0.93		0.93		(0.43)	11.05	$84,674
1.08		0.91		0.91		0.91		1.41	9.78	$111,874
1.15		0.92		0.92		0.92		1.62	14.15	$104,933
1.41		0.93		0.93		0.94		1.30	8.14	$132,916
1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225

0.73		1.23		1.23		1.24		(0.72)	11.05	$34,821
0.81		1.19		1.19		1.20		1.13	9.78	$48,369
0.88		1.20		1.20		1.21		1.34	14.15	$46,777
1.14		1.19		1.19		1.20		0.96	8.14	$51,001
1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877

1.36		0.60		0.60		0.60		(0.18)	11.05	$147,464
1.43		0.57		0.57		0.57		1.83	9.78	$144,437
1.45		0.62		0.62		0.62		1.93	14.15	$112,853
1.73		0.61		0.61		0.61		1.62	8.14	$69,309
1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645

1.00		0.97		0.97		1.40		(0.47)	11.05	$10,871
1.03		0.98		0.98		1.30		1.34	9.78	$28,036
1.09		0.99		0.99		1.35		1.55	14.15	$16,320
1.35		0.99		0.99		1.31		1.23	8.14	$13,748
1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350

0.96		0.99		0.99		1.95		(0.49)	11.05	$3,365
1.04		0.99		0.99		2.71		1.33	9.78	$2,097
1.00		0.99		0.99		17.30	(d)	1.55	14.15	$706
1.57	(f)	0.99	(f)	0.99	(f)	64.66	(d)(f)	0.78	8.14	$15

1.40		0.58		0.58		1.21		(0.23)	11.05	$4,131
1.30		0.67		0.67		2.05		1.80	9.78	$570
1.40		0.67		0.67		2.02		1.95	14.15	$2,170
1.59		0.67		0.67		2.87		1.56	8.14	$1,859
1.83		0.67		0.67		7.28	(d)	(1.09)	12.18	$881

Annual Reports  |  55

Financial Highlights

Thornburg Limited Term Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$13.51	0.24	(0.07)	0.17	(0.24)	–	(0.24)	$13.44
2016(b)	$13.32	0.24	0.20	0.44	(0.25)	–	(0.25)	$13.51
2015(b)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42

CLASS C SHARES

2017	$13.49	0.21	(0.06)	0.15	(0.22)	–	(0.22)	$13.42
2016	$13.30	0.21	0.20	0.41	(0.22)	–	(0.22)	$13.49
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39

CLASS I SHARES

2017	$13.52	0.29	(0.08)	0.21	(0.29)	–	(0.29)	$13.44
2016	$13.33	0.29	0.20	0.49	(0.30)	–	(0.30)	$13.52
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42

CLASS R3 SHARES

2017	$13.52	0.22	(0.06)	0.16	(0.23)	–	(0.23)	$13.45
2016	$13.33	0.23	0.20	0.43	(0.24)	–	(0.24)	$13.52
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43

CLASS R4 SHARES

2017	$13.51	0.22	(0.07)	0.15	(0.23)	–	(0.23)	$13.43
2016	$13.32	0.23	0.20	0.43	(0.24)	–	(0.24)	$13.51
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32
2014(c)	$13.42	0.18	0.07	0.25	(0.19)	–	(0.19)	$13.48

CLASS R5 SHARES

2017	$13.51	0.27	(0.07)	0.20	(0.27)	–	(0.27)	$13.44
2016	$13.32	0.27	0.20	0.47	(0.28)	–	(0.28)	$13.51
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42

CLASS R6 SHARES

2017(f)	$13.40	0.15	0.11	0.26	(0.20)	–	(0.20)	$13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.

See notes to financial statements.

56  |  Annual Reports

Financial Highlights, Continued

Thornburg Limited Term Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

1.76		0.87		0.87		0.87		1.31	26.90	$890,990
1.82		0.86		0.86		0.86		3.36	20.56	$1,111,441
1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692

1.56		1.08		1.08		1.08		1.10	26.90	$567,771
1.59		1.08		1.08		1.08		3.13	20.56	$667,680
1.71		1.10		1.10		1.10		1.04	18.71	$611,555
1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2.09		1.12		1.12		1.12		0.38	36.66	$632,918

2.14		0.50		0.50		0.50		1.61	26.90	$3,232,277
2.17		0.50		0.50		0.50		3.73	20.56	$2,792,249
2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449

1.65		0.99		0.99		1.12		1.19	26.90	$96,715
1.69		0.98		0.98		1.10		3.23	20.56	$104,309
1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2.22		0.99		0.99		1.14		0.59	36.66	$81,585

1.65		0.99		0.99		1.56		1.11	26.90	$8,101
1.70		0.99		0.99		1.97		3.23	20.56	$6,328
1.82		0.98		0.98		1.66		1.24	18.71	$3,908
1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)(e)	1.84	29.41	$47

1.99		0.65		0.65		0.67		1.53	26.90	$101,189
2.05		0.62		0.62		0.72		3.60	20.56	$71,864
2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2.52		0.65		0.65		1.01		0.92	36.66	$8,164

2.28	(d)	0.45	(d)	0.45	(d)	24.38	(d)(e)	1.92	26.90	$770

Annual Reports  |  57

Financial Highlights

Thornburg Low Duration Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$12.46	0.16	(0.03)	0.13	(0.17)	–	(0.17)	$12.42
2016(b)	$12.38	0.11	0.09	0.20	(0.12)	–	(0.12)	$12.46
2015(b)	$12.38	0.08	– (c)	0.08	(0.08)	–	(0.08)	$12.38
2014(b)(d)	$12.31	0.08	0.08	0.16	(0.09)	–	(0.09)	$12.38

CLASS I SHARES

2017	$12.45	0.18	(0.03)	0.15	(0.19)	–	(0.19)	$12.41
2016	$12.37	0.14	0.08	0.22	(0.14)	–	(0.14)	$12.45
2015	$12.38	0.11	(0.01)	0.10	(0.11)	–	(0.11)	$12.37
2014(d)	$12.31	0.11	0.07	0.18	(0.11)	–	(0.11)	$12.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

58  |  Annual Reports

Financial Highlights, Continued

Thornburg Low Duration Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

1.30		0.65		0.65		1.77		1.03	34.79	$6,532
0.89		0.69		0.69		1.74		1.60	42.99	$10,235
0.67		0.70		0.70		2.10		0.68	29.22	$9,940
0.92	(e)	0.62	(e)	0.61	(e)	3.14	(e)	1.33	23.70	$6,678

1.46		0.50		0.50		1.03		1.19	34.79	$12,854
1.15		0.48		0.48		1.18		1.81	42.99	$17,106
0.87		0.50		0.50		1.89		0.80	29.22	$8,056
1.19	(e)	0.41	(e)	0.41	(e)	3.19	(e)	1.48	23.70	$3,698

Annual Reports  |  59

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the

Thornburg Limited Term U.S. Government Fund,

Thornburg Limited Term Income Fund, and

Thornburg Low Duration Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund, (hereafter referred to as the Funds), as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

60  |  Annual Reports

Expense Example

September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES
Actual	$1,000.00	$1,006.20	$4.67
Hypothetical*	$1,000.00	$1,020.41	$4.70
CLASS C SHARES
Actual	$1,000.00	$1,004.60	$6.23
Hypothetical*	$1,000.00	$1,018.85	$6.28
CLASS I SHARES
Actual	$1,000.00	$1,007.80	$3.05
Hypothetical*	$1,000.00	$1,022.03	$3.07
CLASS R3 SHARES
Actual	$1,000.00	$1,006.10	$4.77
Hypothetical*	$1,000.00	$1,020.31	$4.80
CLASS R4 SHARES
Actual	$1,000.00	$1,005.90	$4.97
Hypothetical*	$1,000.00	$1,020.11	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,007.60	$2.52
Hypothetical*	$1,000.00	$1,022.56	$2.54
LIMITED TERM INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,013.90	$4.42
Hypothetical*	$1,000.00	$1,020.68	$4.43
CLASS C SHARES
Actual	$1,000.00	$1,012.90	$5.44
Hypothetical*	$1,000.00	$1,019.66	$5.46
CLASS I SHARES
Actual	$1,000.00	$1,015.80	$2.55
Hypothetical*	$1,000.00	$1,022.53	$2.56
CLASS R3 SHARES
Actual	$1,000.00	$1,013.30	$4.99
Hypothetical*	$1,000.00	$1,020.12	$5.00
CLASS R4 SHARES
Actual	$1,000.00	$1,013.30	$4.99
Hypothetical*	$1,000.00	$1,020.11	$5.01
CLASS R5 SHARES
Actual	$1,000.00	$1,015.00	$3.30
Hypothetical*	$1,000.00	$1,021.79	$3.31
CLASS R6 SHARES
Actual	$1,000.00	$1,019.20	$2.28
Hypothetical*	$1,000.00	$1,022.81	$2.28
LOW DURATION INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,007.20	$3.52
Hypothetical*	$1,000.00	$1,021.56	$3.55
CLASS I SHARES
Actual	$1,000.00	$1,008.20	$2.52
Hypothetical*	$1,000.00	$1,022.56	$2.54

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.93%; C: 1.24%; I: 0.61%; R3: 0.95%; R4: 0.99%; R5: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.87%; C: 1.08%; I: 0.51%; R3: 0.99%; R4: 0.99%; R5: 0.65%; R6: 0.45%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

†	Thornburg Low Duration Income Fund expenses are equal to the the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Annual Reports  |  61

Trustees and Officers

September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

62  |  Annual Reports

Trustees and Officers, Continued

September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Reports  |  63

Trustees and Officers, Continued

September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

64  |  Annual Reports

Other Information

September 30, 2017 (Unaudited)

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Limited Term U.S. Government Fund of $4,487,238 are taxable ordinary investment income dividends for federal income tax purposes. Dividends paid by the Thornburg Limited Term Income Fund of $97,615,628 are being reported as taxable ordinary investment income dividends. Dividends paid by the Thornburg Low Duration Income Fund of $314,806 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain

Annual Reports  |  65

Other Information, Continued

September 30, 2017 (Unaudited)

favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Fund Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median fee level and higher than the average level for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Information for the peer groups showed that the Fund’s advisory fee appeared comparable to the medians of the peer groups and was comparable to or lower than other funds in the groups, and that the total expense levels of the two share classes were comparable to the median levels of their peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised mutual funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

66  |  Annual Reports

Other Information, Continued

September 30, 2017 (Unaudited)

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Annual Reports  |  67

Other Information, Continued

September 30, 2017 (Unaudited)

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a continuation of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for two fund peer groups selected by an independent mutual fund analyst firm, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the stated objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Data for the peer groups showed that the Fund’s advisory fee was comparable to the

68  |  Annual Reports

Other Information, Continued

September 30, 2017 (Unaudited)

median levels for the two peer groups, and that the total expense levels of the representative share classes were similarly comparable to the median expense levels of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by

Annual Reports  |  69

Other Information, Continued

September 30, 2017 (Unaudited)

the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the three calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year and three-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, comparative performance data for two fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the stated objectives of the Fund. Based upon their consideration of this and other

70  |  Annual Reports

Other Information, Continued

September 30, 2017 (Unaudited)

information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee level and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was comparable to the median and average levels of total expenses for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the stated median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursement of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Reports  |  71

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

72  |  Annual Reports

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Reports  |  73

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Annual Reports  |  75

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH076

Annual Report
September 30, 2017
THORNBURG STRATEGIC INCOME FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Strategic Income Fund

Annual Report  |  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report   |  3

Letter to Shareholders

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

October 20, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Strategic Income Fund for the year ended September 30, 2017. The net asset value (NAV) of a Class A share of Thornburg Strategic Income Fund increased 26 cents in the period to $11.82. If you were invested for the entire period, you received dividends of 35.6 cents per share. If you reinvested your dividends, you received 36.1 cents per share. Dividends per share varied for other share classes to account for class-specific expenses. Combining income and change in price, Class A shares of Thornburg Strategic Income Fund produced a total return of 5.41% (without sales charge) over the year. The Bloomberg Barclays U.S. Universal Bond Index produced a return of 0.96%, and a blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 3.49% total return over the same time period.

While U.S. Treasury yields had been climbing since bottoming in July of 2016, post the “Brexit” vote, many investors’ portfolios were still caught off guard as yields rose faster than most expected following the surprise election of Donald Trump. While not immune to the rise in rates during the first half of the period, Thornburg Strategic Income Fund ultimately outperformed its benchmarks during this time, delivering positive returns in a tumultuous period for fixed income investors. As the year progressed, markets began to discount the possibility of meaningful fiscal stimulus and, therefore, a resulting reflation trade. Ten-year U.S. Treasury yields have declined since their peak, and the two- versus 10-year curve has flattened, suggesting that the market is suspicious with respect to potential future inflationary pressures. Over the course of the year, the Trump administration’s foibles caused market participants to doubt its ability to meaningfully implement its agenda.

Meanwhile, the U.S. economy continues to grow, and unemployment continues to fall but, somewhat mysteriously, inflation has barely budged. The Federal Reserve Board (Fed) continues along the path of reiterating its belief that transitory factors are at play and will ultimately subside. However, certain members have publicly begun to question the broad understanding of inflation, suggesting traditional models, such as the Phillips Curve, may no longer apply. In some ways, this may be true. Today the Phillips curve, which states that inflation and unemployment have a stable and inverse relationship, might need to be looked at on a global basis as today’s workforce is more mobile than in any other time in history due to technological factors, such as the outsourcing of services. Given generally lax inflation, one might imagine the Fed, as well as other global central banks, having plenty of cover to keep rates lower for longer. However, the Fed continues to raise short-term rates, perhaps with an eye toward taming ever-increasing risk asset prices.

Despite a lack of political progress in the U.S. and tepid economic growth, most risk markets, including U.S. stock and credit markets, continue to be strong. Why? As mentioned in our previous notes, credit markets don’t require strong growth. Generally stable conditions are sufficient for decent performance. Meanwhile, low yields and muted volatility continue to entice investors to reach further out on the risk spectrum to achieve incremental return. However, the further investors are from their natural risk habitat, the worse a potential unwind may be. For now, generally stable U.S. economic conditions have caused investors to grind credit spreads ever lower. This phenomenon can be observed across the board in investment-grade corporate bonds, asset-backed securities (ABS), high-yield bonds, and emerging markets debt.

Broadly speaking, we believe that credit valuations are stretched. However, there remains no clear catalyst for the downside. Ultimately, we prefer to focus a little higher up in quality, hold higher liquidity (cash), and focus on defensive income—the defensive portion being paramount to our thinking. Considering a lack of an immediate catalyst to the downside and the all-in extremely low yields on very high-quality instruments, we remain significantly invested in credit. However, we do so with a keen eye toward defensive balance sheets and counter, or less cyclical, cash flows than the market in general. One market truth today is that investors simply are not paid to take significant risk. Furthermore, a recently announced October start to the Fed balance sheet roll-off begs several questions: Will everything remain calm as is currently expected by market participants? Can global financial markets handle a Fed balance sheet unwind and a potential ECB QE reduction simultaneously? If quantitative easing (QE) initiation in some way helped economies and markets, then isn’t it reasonable to expect the withdrawal of QE to have marginally negative implications, even if implemented at a measured pace?

In our view, the market continues to feel awash in complacency, given both the known and unknown risks lurking beneath the surface. Debt expansion appears to have run its course, supporting growth, and this may be as good as it is going to get in terms of growth this cycle. All of this points to a high likelihood that we find ourselves in the later stages of the expansion, and, as such, investments need to reflect a balance of risks.

Throughout the period we expressed a defensive posture in multiple ways. Given our guiding philosophy of managing a diversified portfolio to be robust across many macro environments, we continued to build balanced risk exposures to avoid overdependence upon any singular outcome. We remained cautious around interest-rate risk and, as a result, the portfolio ended the period with an effective duration statistic towards the lower end of its historical range. During the period, we added floating-rate bond exposure, as well as high-quality investment-grade exposure on the front end of the curve.

Additionally, within our high-yield holdings, we continued to upgrade quality and reduce potential volatility. All high-yield bonds are not created equal. Focusing on shorter maturities, less cyclical cash flows, and companies linked to the stronger segments of the economy will generally lower volatility at the portfolio level in times of stress. To this end, we have added interesting opportunities at the front end of the curve and focused on more defensive names over time, continuing this trend during the period. Furthermore, we continued to upgrade the overall quality of this portion of the portfolio by taking advantage of the narrowing spread differentials between the higher- and lower-quality ends of the high-yield

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

spectrum, thus swapping into higher-rated issues where appropriate. In aggregate, we feel that continuing to focus on balancing risk exposures, high grading the portfolio and remaining mindful of liquidity will serve our investors well, whatever the future may hold.

While portfolio objectives can range from managing yield within price volatility constraints to maximizing total returns, all investors must consider the risk/reward trade-offs inherent in various investments. Higher yields tend to come with higher price volatility, whether driven by credit, duration, or both. On the other hand, defensive products offer limited volatility but produce low yield returns. The key to a successful portfolio is balancing these competing variables into an optimal combination that meets overall objectives. The problem is most organizations aren’t structured to find relative value across the available spectrum of investment opportunities. The “risk bucket” methodologies utilized by the majority of players within the space, may be using a sub-optimal structure for the fixed income environment we are moving into. In contrast, we believe our unique approach and structure offers our investors an edge in this strange and tumultuous environment.

Thank you for investing alongside us.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

CEO, President, and Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.

Class A Shares (Incep: 12/19/07)
Without sales charge	5.41%	2.95%	4.28%	6.37%

With sales charge	0.70%	1.40%	3.32%	5.88%
Class C Shares (Incep: 12/19/07)
Without sales charge	4.76%	2.36%	3.70%	5.78%

With sales charge	3.76%	2.36%	3.70%	5.78%

Class I Shares (Incep: 12/19/07)	5.85%	3.33%	4.66%	6.72%

Class R3 Shares (Incep: 5/1/12)	5.49%	2.94%	4.26%	4.80%

Class R4 Shares (Incep: 2/1/14)	5.35%	2.93%	-	3.58%

Class R5 Shares (Incep: 5/1/12)	5.84%	3.29%	4.59%	5.12%

Class R6 Shares (Incep: 4/10/17)	-	-	-	3.99%

Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	0.96%	3.11%	2.53%	4.42%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent

30-Day Yields, A shares (with sales charge)

SEC Yield	2.56%
Annualized Distribution Yield	3.15%

month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.24%; C shares, 1.99%; I shares, 0.91%; R3 shares, 3.09%; R4 shares, 2.50%; R5 shares, 1.37%; R6 shares, 1.89%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.13%; C shares, 1.80%; I shares, 0.69%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.69%; R6 shares, 0.65%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Unsubsidized SEC Yield: 2.55%. Unsubsidized Annualized Distribution Yield: 3.14%.

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

High yield bonds may offer higher yields in return for more risk exposure.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6  |  Annual Report

Fund Summary

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.

PORTFOLIO COMPOSITION

Corporate/Convertible Bonds	64.0%
Asset-Backed Securities	15.6%
Bank Loans	4.1%
Common & Preferred Stock	2.1%
Other Fixed Income	2.1%
Other Assets & Liabilities	12.2%

FIXED INCOME CREDIT QUALITY*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.

TOP TEN INDUSTRY GROUPS

Diversified Financials	9.5%
Energy	8.9%
Telecommunication Services	5.4%
Materials	4.6%
Commercial & Professional Services	3.7%
Media	3.6%
Transportation	3.3%
Technology Hardware & Equipment	3.3%
Insurance	3.0%
Capital Goods	2.9%

COUNTRY EXPOSURE**

United States	67.8%
Canada	2.5%
United Kingdom	1.7%
Luxembourg	1.6%
Brazil	1.4%
Mexico	1.2%
Sweden	0.9%
South Korea	0.8%
China	0.7%
Australia	0.7%
Cayman Islands	0.6%
Bermuda	0.6%
Netherlands	0.6%
France	0.6%
Japan	0.5%
Jamaica	0.5%
United Arab Emirates	0.5%
Guatemala	0.5%
Morocco	0.5%
Switzerland	0.4%
Belgium	0.4%
Chile	0.4%
Romania	0.4%
Mauritius	0.4%
South Africa	0.3%
Barbados	0.3%
Singapore	0.3%
Russia	0.3%
Hong Kong	0.2%
Turkey	0.1%
Panama***	0.0%
Other Assets & Liabilities	12.2%

**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

***	Country percentage is less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Annual Report  |  7

Schedule of Investments

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 0.50%

	DIVERSIFIED FINANCIALS — 0.11%
	Diversified Financial Services — 0.11%
a	EZCorp, Inc.	120,000	$1,140,000

			1,140,000

	ENERGY — 0.39%
	Oil, Gas & Consumable Fuels — 0.39%
a,b	Malamute Energy, Inc.	847	8,893
c	ROMGAZ SA-GDR	531,954	4,175,839

			4,184,732

	TOTAL COMMON STOCK (Cost $6,265,223)		5,324,732

	PREFERRED STOCK — 1.59%

	ENERGY — 0.24%
	Oil, Gas & Consumable Fuels — 0.24%
a,b	Crestwood Equity Partners LP, 9.25%	267,979	2,543,121

			2,543,121

	MISCELLANEOUS — 1.03%
	U.S. Government Agencies — 1.03%
	Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,222,500
c	Cobank, ACB Pfd, 6.25%	50,000	5,385,940
c	AgriBank, FCB Pfd, 6.875%	40,000	4,422,500

			11,030,940

	REAL ESTATE — 0.06%
	Equity Real Estate Investment Trusts — 0.06%
	VEREIT, Inc. Pfd, 6.70%	25,857	665,300

			665,300

	TELECOMMUNICATION SERVICES — 0.26%
	Wireless Telecommunication Services — 0.26%
c,d	Centaur Funding Corp. Pfd, 9.08%	2,380	2,760,800
			2,760,800

	TOTAL PREFERRED STOCK (Cost $16,075,965)		17,000,161

	ASSET BACKED SECURITIES — 15.63%

	ADVANCE RECEIVABLES — 0.54%
c	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575%, 10/15/2049	$5,000,000	4,962,882
c	SPS Servicer Advance Receivables Trust, Series 2016-T1 Class AT1, 2.53%, 11/16/2048	800,000	793,549

			5,756,431

	AUTO RECEIVABLES — 2.43%
c	American Credit Acceptance Receivables Trust, Series 2016-4 Class C, 2.91%, 2/13/2023	4,000,000	4,011,359
c	American Credit Acceptance Receivables Trust, Series 2017-3 Class A, 1.82%, 3/10/2020	3,000,000	3,000,439
c	Avis Budget Rental Car Funding (AESOP) LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,900,000	2,892,803
c	DT Auto Owner Trust, Series 2016-4A Class A, 1.44%, 11/15/2019	547,433	547,234
c	Foursight Capital Automobile Receivables Trust, Series 2014-1 Class B, 3.56%, 11/22/2021	5,454,000	5,434,952
c	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87%, 10/15/2021	2,974,611	2,985,240
c	Hertz Vehicle Financing LLC, Series 2015-1A Class A, 2.73%, 3/25/2021	4,000,000	3,999,310
b,c	OSCAR US Funding Trust, Series 2016-2A Class A2A, 2.31%, 11/15/2019	1,402,527	1,403,930
c,d	OSCAR US Funding Trust, Series 2017-2A Class A2B Floating Rate Note, 1.884%, 11/10/2020	1,800,000	1,799,998

			26,075,265

	COMMERCIAL MTG TRUST — 1.15%
c	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.281%, 4/15/2044	6,200,000	6,392,558
	Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.399%, 3/25/2034	68,073	55,652
c	Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.734%, 2/15/2029	3,000,000	3,016,861
c	FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 4.232%, 12/25/2045	598,350	605,611
c	FREMF Mortgage Trust, Series 2016-KF24 Class B Floating Rate Note, 6.232%, 10/25/2026	2,089,632	2,195,875

			12,266,557

8  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	OTHER ASSET BACKED — 7.39%
c	321 Henderson Receivables, LLC, Series 2006-3A Class A1, 1.427%, 9/15/2041	$2,446,559	$2,312,878
c	Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	1,680,981	1,786,042
c	Consumer Loan Underlying Bond Club, Series 2017-NP1 Class A, 2.39%, 4/17/2023	2,450,453	2,449,676
c	Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54%, 5/20/2027	943,100	942,312
c,d	ECAF Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	6,300,568	6,317,697
c	Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,043,968
c,d	Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	3,245,833	3,179,277
c	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	3,952,958	3,977,507
c	JPR Royalty, LLC, 10.50%, 9/1/2020	2,000,000	1,000,000
c	Marlette Funding Trust, Series 2017-2A Class A, 2.39%, 7/15/2024	3,449,300	3,452,659
c	Murray Hill Marketplace Trust, Series 2016-LC1 Class B, 6.15%, 11/25/2022	5,000,000	5,092,757
b,c	Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 2.096%, 12/1/2037	537,500	506,863
c	OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21%, 5/17/2020	4,470,000	4,450,816
c	Oportun Funding LLC, Series 2017-A Class A, 3.23%, 6/8/2023	4,000,000	4,028,591
c	Prosper Marketplace Issuance Trust, Series 2017-1A Class A, 2.56%, 6/15/2023	2,223,851	2,228,723
c	SBA Tower Trust, 3.598%, 4/9/2043	1,080,000	1,079,141
c	SBA Tower Trust, Series 2015-1 Class C, 3.156%, 10/10/2045	3,750,000	3,774,710
c	SBA Tower Trust, Series 2016-1 Class C, 2.877%, 7/10/2046	2,275,000	2,305,030
b,c	Scala Funding Co., Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	4,020,000
c	Sierra Receivables Funding Co., LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	3,706,180	3,698,007
c	SoFi Consumer Loan Program Trust, Series 2017-3 Class A, 2.77%, 5/25/2026	1,202,500	1,207,813
c	SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,710,114	2,687,488
c	SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,914,860	2,892,063
c	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	3,081,917	3,104,601
c,d	Textainer Marine Containers Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	4,469,115	4,522,832
c	VB-S1 Issuer LLC, Series 16-1A Class C, 3.065%, 6/15/2046	3,100,000	3,098,012
c	Westgate Resorts, Series 2016-1A Class A, 3.50%, 12/20/2028	1,946,417	1,948,918

			79,108,381

	RESIDENTIAL MTG TRUST — 2.54%
	Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 3.364%, 8/25/2033	109,104	82,059
c	Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	2,074,607	2,142,146
	Countrywide, Series 2005-11 Class AF3, 4.657%, 2/25/2036	135,636	136,138
c	CS First Boston Mortgage Securities Co., Series 2005-CF1 Class M1, 1.937%, 3/25/2045	581,270	575,726
c	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,940,282	1,957,282
	Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 3.28%, 8/25/2034	223,081	201,096
	Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 1.557%, 11/25/2035	274,242	274,615
c	New Residential Mortgage Loan Trust, Series 2017-3A Class A1, 4.00%, 4/25/2057	3,695,859	3,839,848
c	New Residential Mortgage Loan Trust, Series 2017-4A Class A1, 4.00%, 5/25/2057	3,715,566	3,868,754
c	New Residential Mortgage Loan Trust, Series 2017-5A Class A1, 2.737%, 7/25/2056	2,875,994	2,942,891
b,c	Senior Homeowner Assistance Program, Series 2013-RM1 Class A, 4.00%, 5/26/2053	1,077,279	1,077,279
c	Sequoia Mortgage Trust, Series 2017-4 Class A4, 3.50%, 7/25/2047	1,874,605	1,920,005
c	Sequoia Mortgage Trust, Series 2017-5 Class A4, 3.50%, 8/25/2047	3,903,242	3,994,113
	Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	430,959	443,898
c	Verus Securitization Trust, Series 2017-2A Class A1 Step-Up Bond, 2.485%, 7/25/2047	3,792,852	3,795,718

			27,251,568

	STUDENT LOAN — 1.58%
c	Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	2,584,328	2,560,497
c	Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.987%, 12/26/2040	3,392,779	3,399,419
	SLM Student Loan Trust, Series 2008-2 Class A3 Floating Rate Note, 2.064%, 4/25/2023	1,289,688	1,287,400
	SLM Student Loan Trust, Series 2008-5 Class A4 Floating Rate Note, 3.014%, 7/25/2023	3,377,486	3,474,568
	SLM Student Loan Trust, Series 2012-1 Class A3 Floating Rate Note, 2.184%, 9/25/2028	3,315,543	3,342,136
c	Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02%, 10/25/2027	1,407,473	1,421,655
c	Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 2.482%, 8/25/2032	1,393,708	1,410,097

			16,895,772

	TOTAL ASSET BACKED SECURITIES (Cost $168,306,418)		167,353,974

	CORPORATE BONDS — 61.04%

	AUTOMOBILES & COMPONENTS — 0.42%
	Auto Components — 0.19%
c,d	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,080,000

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Automobiles — 0.23%
c,d	Hyundai Capital America, 3.00%, 8/29/2022	$2,500,000	$2,466,200

			4,546,200

	BANKS — 2.20%
	Banks — 2.20%
	Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,365,544
d	Barclays plc, 4.836%, 5/9/2028	4,000,000	4,143,723
d	Barclays plc Floating Rate Note, 2.929%, 1/10/2023	4,000,000	4,086,360
	Capital One Bank (USA), N.A. Floating Rate Note, 2.132%, 8/8/2022	3,000,000	2,989,051
d	Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,200,092
c,d	Sberbank of Russia, 5.50%, 2/26/2024	2,750,000	2,805,605
d	Sumitomo Mitsui Banking Corp. Floating Rate Note, 2.084%, 7/12/2022	4,000,000	4,001,664

			23,592,039

	CAPITAL GOODS — 2.87%
	Aerospace & Defense — 0.28%
c	CBC Ammo, LLC, 7.25%, 11/15/2021	2,970,000	2,999,700
	Construction & Engineering — 0.61%
c	Zachry Holdings, Inc., 7.50%, 2/1/2020	6,310,000	6,499,300
	Electrical Equipment — 0.36%
c,d	Sensata Technologies UK Finance Co., 6.25%, 2/15/2026	3,550,000	3,887,250
	Machinery — 0.51%
c,d	Automation Tooling Systems, 6.50%, 6/15/2023	3,125,000	3,269,531
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,132,000	2,195,960
	Trading Companies & Distributors — 1.11%
c	International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,376,367
c	Wajax Corp. (CAD), 6.125%, 10/23/2020	4,210,000	3,479,513

			30,707,621

	COMMERCIAL & PROFESSIONAL SERVICES — 3.49%
	Commercial Services & Supplies — 1.67%
c	ACCO Brands Corp., 5.25%, 12/15/2024	2,000,000	2,075,000
	Pitney Bowes, Inc., 3.625%, 9/15/2020	2,000,000	2,004,221
	Pitney Bowes, Inc., 4.70%, 4/1/2023	4,000,000	3,933,136
	Pitney Bowes, Inc., 3.875%, 5/15/2022	1,000,000	983,906
	RR Donnelley & Sons Co., 7.875%, 3/15/2021	4,000,000	4,220,000
	RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,300,000	4,617,125
	Professional Services — 1.82%
	Dun & Bradstreet, Inc., 4.25%, 6/15/2020	4,185,000	4,308,037
c	Nielsen Finance, LLC, 5.00%, 4/15/2022	7,420,000	7,688,975
c	ServiceMaster Co., LLC, 5.125%, 11/15/2024	3,330,000	3,421,575
	Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	4,078,091

			37,330,066

	CONSUMER DURABLES & APPAREL — 1.39%
	Leisure Products — 0.83%
	Mattel, Inc., 1.70%, 3/15/2018	6,235,000	6,225,900
	Vista Outdoor, Inc., 5.875%, 10/1/2023	2,530,000	2,602,737
	Textiles, Apparel & Luxury Goods — 0.56%
c	Hanesbrands, Inc., 4.625%, 5/15/2024	3,980,000	4,144,175
	Under Armour, Inc., 3.25%, 6/15/2026	2,000,000	1,859,458

			14,832,270

	CONSUMER SERVICES — 0.86%
	Diversified Consumer Services — 0.50%
c	Laureate Education, Inc., 8.25%, 5/1/2025	5,000,000	5,387,500
	Hotels, Restaurants & Leisure — 0.36%
c	Aramark International Finance (EUR), 3.125%, 4/1/2025	500,000	615,191
c	Aramark Services, Inc., 5.00%, 4/1/2025	3,000,000	3,191,250

			9,193,941

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	DIVERSIFIED FINANCIALS — 8.24%
	Capital Markets — 3.56%
	Ares Capital Corp., 4.875%, 11/30/2018	$7,000,000	$7,198,992
c	Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,863,546
c,d	BTG Investments LP, 4.50%, 4/17/2018	4,750,000	4,690,625
d	Credit Suisse Group Funding (Guernsey) Ltd., 3.80%, 9/15/2022	2,450,000	2,542,988
	FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,410,347
	Goldman Sachs Group, Inc. Floating Rate Note, 2.485%, 11/15/2021	5,895,000	5,975,879
	Morgan Stanley, 2.243%, 7/22/2022	3,000,000	3,011,369
c	MSCI, Inc., 4.75%, 8/1/2026	400,000	421,000
c,d	UBS Group Funding Switzerland AG Floating Rate Note, 2.265%, 8/15/2023	4,000,000	3,998,832
	Consumer Finance — 1.44%
	Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,088,400
c	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,818,750
	Western Union Co. Floating Rate Note, 2.115%, 5/22/2019	3,500,000	3,501,676
	Diversified Financial Services — 2.77%
c	Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,769,814
c,d	CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	4,000,000	4,060,000
c	Citicorp, 8.04%, 12/15/2019	186,087	208,101
d	Credit Suisse Group Ltd., 3.80%, 6/9/2023	400,000	414,061
	General Electric Capital Corp. (SEK), 2.625%, 1/16/2018	24,000,000	2,969,301
c,d	Genpact Luxembourg S.a.r.l., 3.70%, 4/1/2022	3,000,000	3,034,676
	Morgan Stanley, 2.707%, 4/21/2021	3,000,000	3,080,937
c	MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,730,625
c	MSCI, Inc., 5.75%, 8/15/2025	2,640,000	2,880,900
	S&P Global, Inc., 4.00%, 6/15/2025	1,590,000	1,670,717
	S&P Global, Inc., 3.30%, 8/14/2020	1,975,000	2,025,992
c	TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	3,115,000	2,881,375
	Insurance — 0.19%
c	AIG Global Funding, 1.781%, 7/2/2020	2,000,000	2,003,137
	Mortgage Real Estate Investment Trusts — 0.28%
	Healthcare Trust of America, Inc., 2.95%, 7/1/2022	3,000,000	3,019,804

			88,271,844

	ENERGY — 7.95%
	Energy Equipment & Services — 1.08%
	Compressco Partners, L.P., 7.25%, 8/15/2022	4,800,000	4,440,000
	Enviva Partners, LP, 8.50%, 11/1/2021	1,900,000	2,023,500
	Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	4,052,725
c,d,e	Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	1,068,460
	Oil, Gas & Consumable Fuels — 6.87%
c	Citgo Holding, Inc., 10.75%, 2/15/2020	980,000	1,055,950
c	Citgo Petroleum Corp., 6.25%, 8/15/2022	450,000	463,500
c	Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	4,500,000	4,474,298
	Energy Transfer Partners LP, 4.328%, 11/1/2066	1,200,000	1,083,000
	Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,414,000
c	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,965,219
	Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	5,037,187
	Gulf South Pipeline Co., LP, 4.00%, 6/15/2022	4,860,000	5,005,891
c	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,394,133
c,d	Harvest Operations Corp., 3.00%, 9/21/2022	4,000,000	3,965,733
	HollyFrontier Corp., 5.875%, 4/1/2026	3,500,000	3,809,191
b,c,e	Linc Energy, 9.625%, 10/31/2017	1,100,236	45,660
	Marathon Oil Corp., 3.85%, 6/1/2025	2,000,000	1,986,058
	NGL Energy Partners LP, 6.875%, 10/15/2021	3,000,000	3,000,000
	Northern Border Pipeline, 7.50%, 9/15/2021	2,150,000	2,460,071
c	Northwest Pipeline, LLC, 4.00%, 4/1/2027	2,000,000	2,029,854
c,d,e	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	2,497,238	892,763
	Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,093,183
c,d	QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	448,740	439,765
a,e	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	20,000

Annual Report  |  11

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
c	Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	$2,000,000	$2,065,000
c,d	Sinopec Group Overseas Development 2017 Ltd., 2.25%, 9/13/2020	4,000,000	3,988,764
	Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	7,010,000	7,045,050
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,665,893
	Tesoro Logistics LP, 6.125%, 10/15/2021	3,375,000	3,480,469
c	Texas Gas Transmission, LLC, 4.50%, 2/1/2021	940,000	979,166
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	3,600,000	4,650,291

			85,094,774

	FOOD & STAPLES RETAILING — 1.40%
	Food & Staples Retailing — 1.40%
c,d	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	2,000,000	2,006,479
c	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,895,650
	Ingles Markets, Inc., 5.75%, 6/15/2023	3,598,000	3,517,045
	Whole Foods Market, Inc., 5.20%, 12/3/2025	4,830,000	5,545,584

			14,964,758

	FOOD, BEVERAGE & TOBACCO — 2.05%
	Beverages — 0.59%
c,d	Central America Bottling Corp., 5.75%, 1/31/2027	5,000,000	5,287,500
c,d	Coca-Cola Icecek A.S., 4.215%, 9/19/2024	1,000,000	1,011,979
	Food Products — 0.84%
c,d	Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,316,000
c,d	BRF S.A., 4.75%, 5/22/2024	4,650,000	4,707,660
	Tobacco — 0.62%
c	B.A.T. Capital Corp. Floating Rate Note, 1.905%, 8/14/2020	2,500,000	2,504,490
c	Vector Group Ltd., 6.125%, 2/1/2025	4,000,000	4,140,000

			21,967,629

	HEALTH CARE EQUIPMENT & SERVICES — 1.57%
	Health Care Providers & Services — 1.57%
	DaVita Healthcare Partners, Inc., 5.00%, 5/1/2025	3,450,000	3,403,563
	HCA, Inc., 4.75%, 5/1/2023	1,735,000	1,830,425
	HCA, Inc., 4.50%, 2/15/2027	1,475,000	1,508,187
	HCA, Inc., 5.25%, 4/15/2025	1,520,000	1,643,500
	LifePoint Health, Inc., 5.375%, 5/1/2024	3,000,000	3,120,000
	WellCare Health Plans, Inc., 5.25%, 4/1/2025	5,000,000	5,262,500

			16,768,175

	HOUSEHOLD & PERSONAL PRODUCTS — 0.68%
	Household Products — 0.68%
	Edgewell Personal Care, 4.70%, 5/24/2022	4,000,000	4,290,000
c	Energizer Holdings, Inc., 5.50%, 6/15/2025	2,850,000	2,999,625

			7,289,625

	INSURANCE — 3.04%
	Insurance — 3.04%
c,d	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,751,794
d	Enstar Group Ltd., 4.50%, 3/10/2022	2,000,000	2,069,064
c	Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,160,000	1,325,305
c	Jackson National Life Global Co., 2.06%, 6/27/2022	4,000,000	4,023,844
	Kemper Corp., 4.35%, 2/15/2025	4,290,000	4,348,889
c,d	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,199,111
	Mercury General Corp., 4.40%, 3/15/2027	4,000,000	4,114,489
c	Metropolitan Life Global Funding I, 1.71%, 6/12/2020	2,000,000	2,009,326
c	National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,659,655
	Reinsurance Group of America, Inc., 3.95%, 9/15/2026	990,000	1,002,592
c	Sammons Financial Group, 4.45%, 5/12/2027	2,000,000	2,056,414

			32,560,483

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	MATERIALS — 4.58%
	Chemicals — 2.64%
	CF Industries Holdings, Inc., 6.875%, 5/1/2018	$2,975,000	$3,056,813
c	Chevron Phillips Chemical Co., LLC, Floating Rate Note, 2.061%, 5/1/2020	4,000,000	4,017,454
c,d	Consolidated Energy Finance S.A., 6.75%, 10/15/2019	5,194,000	5,284,895
c,d	Kissner Group Holdings, 8.375%, 12/1/2022	4,170,000	4,211,700
c,d	NOVA Chemicals Corp., 4.875%, 6/1/2024	3,500,000	3,543,750
c,d	NOVA Chemicals Corp., 5.25%, 6/1/2027	2,000,000	2,020,000
c,d	Office Cherifien des Phosphates, 5.625%, 4/25/2024	4,710,000	5,074,083
c	Valvoline, Inc., 4.375%, 8/15/2025	1,000,000	1,018,750
	Containers & Packaging — 0.31%
	Graphic Packaging International, Inc., 4.125%, 8/15/2024	3,225,000	3,333,037
	Metals & Mining — 0.96%
c	International Wire Group, Inc., 10.75%, 8/1/2021	3,200,000	2,952,000
c,d	Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	7,363,817
	Paper & Forest Products — 0.67%
c	Neenah Paper, Inc., 5.25%, 5/15/2021	7,075,000	7,172,281

			49,048,580

	MEDIA — 2.38%
	Media — 2.38%
c	Cable One, Inc., 5.75%, 6/15/2022	5,000,000	5,225,000
c	Cox Communications, Inc., 3.15%, 8/15/2024	1,950,000	1,937,764
c	CSC Holdings, LLC, 5.50%, 4/15/2027	1,825,000	1,898,000
b	Mood Media Corp. Floating Rate Payment-In-Kind Note, 14.00%, 7/1/2024	2,000,000	2,000,000
c,d	SFR Group SA, 7.375%, 5/1/2026	2,365,000	2,554,200
c,d	SFR Group SA, 6.00%, 5/15/2022	3,475,000	3,631,375
c	Sirius XM Radio, Inc., 3.875%, 8/1/2022	2,000,000	2,045,400
	The Washington Post Co., 7.25%, 2/1/2019	2,100,000	2,228,625
c,d	Virgin Media, Inc., 5.50%, 8/15/2026	3,790,000	3,993,713

			25,514,077

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.00%
	Pharmaceuticals — 0.00%
a,b,e	Atlas U.S. Royalty, LLC Participation Rights, 0%, 3/15/2027	5,450,000	0

			0

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.38%
	Pharmaceuticals — 0.38%
d	Allergan Funding SCS, 2.35%, 3/12/2018	4,000,000	4,011,652

			4,011,652

	REAL ESTATE — 1.60%
	Equity Real Estate Investment Trusts — 1.50%
	Crown Castle International Corp., 3.20%, 9/1/2024	1,000,000	995,253
	EPR Properties, 5.25%, 7/15/2023	5,000,000	5,366,541
	Hospitality Properties Trust, 4.95%, 2/15/2027	2,850,000	2,985,801
	Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,561,816
	Select Income REIT, 2.85%, 2/1/2018	5,100,000	5,111,628
	Real Estate Management & Development — 0.10%
c,d	Avison Young (Canada), Inc., 9.50%, 12/15/2021	1,105,000	1,117,431

			17,138,470

	RETAILING — 0.92%
	Distributors — 0.58%
	LKQ Corp., Inc., 4.75%, 5/15/2023	6,045,000	6,242,127
	Internet & Direct Marketing Retail — 0.19%
	The Priceline Group, Inc., 2.75%, 3/15/2023	2,000,000	1,997,965
	Multiline Retail — 0.05%
c,d	Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	560,000	557,200

Annual Report  |  13

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Specialty Retail — 0.10%
	Penske Automotive Group, 3.75%, 8/15/2020	$1,000,000	$1,020,000

			9,817,292

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.53%
	Semiconductors & Semiconductor Equipment — 0.53%
c	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375%, 1/15/2020	1,000,000	1,005,524
c	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/2022	1,000,000	1,016,682
c	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625%, 1/15/2024	1,000,000	1,027,377
c,d	Sensata Technologies B.V., 5.00%, 10/1/2025	2,530,000	2,666,747

			5,716,330

	SOFTWARE & SERVICES — 1.49%
	Information Technology Services — 0.40%
c	Alliance Data Systems Corp., 5.375%, 8/1/2022	4,190,000	4,315,700
	Internet Software & Services — 0.14%
	Verisign, Inc., 4.75%, 7/15/2027	1,500,000	1,545,000
	Software — 0.95%
	Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,390,205
c	J2 Cloud LLC/Global, Inc., 6.00%, 7/15/2025	2,000,000	2,092,500
c,d	Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,643,700
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	2,005,856

			15,992,961

	TECHNOLOGY HARDWARE & EQUIPMENT — 2.87%
	Communications Equipment — 0.32%
d	LM Ericsson, 4.125%, 5/15/2022	3,490,000	3,462,488
	Computers & Peripherals — 0.10%
	Lexmark International, Inc., 6.375%, 3/15/2020	1,038,000	1,082,381
	Electronic Equipment, Instruments & Components — 1.87%
	Anixter, Inc., 5.125%, 10/1/2021	6,395,000	6,874,625
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	2,002,483
	Tech Data Corp., 4.95%, 2/15/2027	4,000,000	4,125,797
	Trimble Navigation, Ltd., 4.75%, 12/1/2024	6,525,000	7,011,262
	Technology, Hardware, Storage & Peripherals — 0.58%
	CDW LLC/CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	2,100,000
c	Western Digital Corp., 7.375%, 4/1/2023	3,725,000	4,080,737

			30,739,773

	TELECOMMUNICATION SERVICES — 4.84%
	Diversified Telecommunication Services — 1.82%
	AT&T, Inc., 3.00%, 6/30/2022	2,395,000	2,418,318
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	4,040,338
c	Unison Ground Lease Funding, 5.78%, 3/15/2043	1,920,000	1,816,848
	Verizon Communications, Inc. Floating Rate Note, 2.321%, 3/16/2022	2,500,000	2,536,195
c,d	Videotron Ltd., Co., 5.375%, 6/15/2024	8,050,000	8,734,250
	Wireless Telecommunication Services — 3.02%
	America Movil SAB de CV (MXN), 6.45%, 12/5/2022	120,000,000	6,268,138
c,d	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	5,612,805
c,d	Millicom International Cellular S.A., 6.00%, 3/15/2025	3,000,000	3,210,000
c,d	Millicom International Cellular S.A., 5.125%, 1/15/2028	2,500,000	2,521,250
c,d	MTN (Mauritius) Investments Ltd., 5.373%, 2/13/2022	3,450,000	3,574,338
c,d	MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	4,098,188
c	WCP Issuer, LLC, 6.657%, 8/15/2043	386,000	420,416
c	WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,599,400

			51,850,484

	TRANSPORTATION — 2.70%
	Airlines — 2.41%
c	American Airlines Group, Inc., 5.60%, 1/15/2022	10,724,863	11,234,292
	American Airlines Group, Inc., 4.95%, 7/15/2024	2,188,439	2,344,541
	Continental Airlines, 9.798%, 10/1/2022	3,762,995	4,129,887

14  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
c,d	Guanay Finance Ltd., 6.00%, 12/15/2020	$4,078,922	$4,180,895
	US Airways, 7.076%, 9/20/2022	738,270	788,104
	US Airways, 6.25%, 10/22/2024	1,225,292	1,375,390
	US Airways, 5.90%, 4/1/2026	1,501,119	1,696,264
	Marine — 0.12%
c,d	Stena International SA, 5.75%, 3/1/2024	1,400,000	1,277,500
	Transportation Infrastructure — 0.17%
c,d	Mexico City Airport Trust, 3.875%, 4/30/2028	1,000,000	996,500
c,d	Mexico City Airport Trust, 4.25%, 10/31/2026	842,000	865,155

			28,888,528

	UTILITIES — 2.59%
	Electric Utilities — 2.09%
c	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,222,406
c	Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	4,149,698
	Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,234,396
	Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,789,583
	Southern Power Co., 1.85%, 12/1/2017	7,000,000	7,002,710
c,d	State Grid Overseas Investment (2014) Ltd., 2.75%, 5/7/2019	4,000,000	4,038,560
	Independent Power & Renewable Electricity Producers — 0.29%
c	Midland Cogeneration Venture, 6.00%, 3/15/2025	1,423,788	1,477,734
c	Pattern Energy Group, Inc., 5.875%, 2/1/2024	1,500,000	1,582,500
	Multi-Utilities — 0.21%
	CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,219,045

			27,716,632

	TOTAL CORPORATE BONDS (Cost $646,468,631)		653,554,204

	CONVERTIBLE BONDS — 2.96%
	DIVERSIFIED FINANCIALS — 0.67%
	Consumer Finance — 0.67%
	EZCORP, Inc., 2.125%, 6/15/2019	7,404,000	7,209,645

			7,209,645

	FOOD, BEVERAGE & TOBACCO — 0.24%
	Tobacco — 0.24%
	Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,579,225

			2,579,225

	MEDIA — 0.93%
	Media — 0.93%
	Comcast Holdings Corp., 2.00%, 10/15/2029	18,000,000	9,900,000

			9,900,000

	REAL ESTATE — 0.84%
	Equity Real Estate Investment Trusts — 0.84%
c	IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	5,090,400
	VEREIT, Inc., 3.00%, 8/1/2018	3,890,000	3,914,313

			9,004,713

	SOFTWARE & SERVICES — 0.28%
	Internet Software & Services — 0.28%
	Twitter, Inc., 0.25%, 9/15/2019	2,000,000	1,895,000
c	Zillow, Inc., 2.00%, 12/1/2021	1,000,000	1,081,875

			2,976,875

	TOTAL CONVERTIBLE BONDS (Cost $29,959,720)		31,670,458

	MUNICIPAL BONDS — 0.79%
	California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,157,882
	City of Chicago GO, 7.045%, 1/1/2029	3,000,000	3,312,810
	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	590,000	594,755
	San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	1,000,000	1,124,170
	Town of Oyster Bay GO, 3.25%, 2/1/2018	1,220,000	1,219,585

	TOTAL MUNICIPAL BONDS (Cost $7,718,018)		8,409,202

Annual Report  |  15

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE

	OTHER GOVERNMENT — 0.61%
	Mexican Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	$77,700,000	$4,199,768
c,d	Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.452%, 9/11/2019	2,400,000	2,386,757

	TOTAL OTHER GOVERNMENT (Cost $7,702,419)		6,586,525

	MORTGAGE BACKED — 0.65%
	Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	945,691	964,506
	Federal Home Loan Mtg Corp., CMO Series KIR1 Class X, Interest Only 1.229%, 3/25/2026	37,373,281	2,689,531
	Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	2,056	2,209
	Federal National Mtg Assoc., Pool AS9733, 4.00%, 6/1/2047	2,948,120	3,152,070
b	FHA 1997-A Mtg, 6.896%, 7/1/2020	188,343	188,343

	TOTAL MORTGAGE BACKED (Cost $6,906,403)		6,996,659

	LOAN PARTICIPATIONS — 4.05%

	COMMERCIAL & PROFESSIONAL SERVICES — 0.25%
	Professional Services — 0.25%
	RGIS Services, LLC, 8.83%, 12/29/2017	2,986,247	2,721,217

			2,721,217

	DIVERSIFIED FINANCIALS — 0.43%
	Diversified Financial Services — 0.43%
d	Stena International S.A., 4.34%, 12/29/2017	5,182,050	4,635,344

			4,635,344

	ENERGY — 0.28%
	Oil, Gas & Consumable Fuels — 0.28%
	Citgo Holding, Inc., 9.80%, 5/12/2018	2,945,858	2,968,188
b	Malamute Energy, Inc., 0.51%, 12/29/2017	14,479	14,479

			2,982,667

	FOOD, BEVERAGE & TOBACCO — 0.28%
	Tobacco — 0.28%
	North Atlantic Holding Co., Inc., 7.32%, 12/29/2017	2,985,000	2,962,613

			2,962,613

	HEALTH CARE EQUIPMENT & SERVICES — 0.35%
	Health Care Providers & Services — 0.35%
	Prospect Medical Holdings, Inc., 7.50%, 06/30/2022	3,653,750	3,699,422

			3,699,422

	HOUSEHOLD & PERSONAL PRODUCTS — 0.23%
	Household Products — 0.23%
	Energizer Holdings, Inc., 3.25%, 6/30/2022	2,487,310	2,493,528

			2,493,528

	MEDIA — 0.28%
	Media — 0.28%
	ABG Intermediate Holdings, 8.00%, 9/26/2025	3,000,000	3,015,000

			3,015,000

	REAL ESTATE — 0.03%
	Real Estate Management & Development — 0.03%
	DTZ U.S. Borrower, LLC, 9.56%, 11/4/2022	318,298	318,298

			318,298

	RETAILING — 0.25%
	Specialty Retail — 0.25%
	Redbox Automated Retail, LLC, 8.74%, 10/31/2017	2,660,000	2,673,300

			2,673,300

16  |  Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	SOFTWARE & SERVICES — 0.36%
	Information Technology Services — 0.18%
	Neustar, Inc., 3.25%, 1/8/2020	$858,912	$865,354
	CCC Information Services, Inc., 7.99%, 3/31/2025	1,000,000	1,027,500
	Internet Software & Services — 0.18%
	CareerBuilder, LLC, 8.08%, 7/31/2023	2,000,000	1,950,000

			3,842,854

	TECHNOLOGY HARDWARE & EQUIPMENT — 0.42%
	Electronic Equipment, Instruments & Components — 0.42%
	Harland Clarke Holdings Corp., 7.33%, 12/31/2021	3,216,722	3,232,805
	Harland Clarke Holdings Corp., 5.50%, 2/9/2022	1,242,089	1,247,529

			4,480,334

	TELECOMMUNICATION SERVICES — 0.28%
	Diversified Telecommunication Services — 0.28%
	Cyxtera Technologies, Inc., 8.57%, 5/1/2025	3,000,000	3,039,990

			3,039,990

	TRANSPORTATION — 0.61%
	Air Freight & Logistics — 0.33%
	Hanjin International Corp., 3.00%, 9/20/2020	3,500,000	3,500,000
	Airlines — 0.05%
b,c,d	OS Two, LLC, 10.00%, 8/31/2020	673,208	531,161
	Road & Rail — 0.23%
	Avolon Holdings Ltd., 3.99%, 4/3/2022	2,493,750	2,498,413

			6,529,574

	TOTAL LOAN PARTICIPATIONS (Cost $43,562,502)		43,394,141

	SHORT TERM INVESTMENTS — 11.12%
f	Thornburg Capital Management Fund	11,902,054	119,020,538

	TOTAL SHORT TERM INVESTMENTS (Cost $119,020,538)		119,020,538

	TOTAL INVESTMENTS — 98.94% (Cost $1,051,985,837)		$1,059,310,594

	OTHER ASSETS LESS LIABILITIES — 1.06%		11,385,089

	NET ASSETS — 100.00%		$1,070,695,683

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2017

CONTRACT DESCRIPTION	CONTRACT PARTY	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Canadian Dollar	SSB	Sell	4,165,800	12/1/2017	3,339,882	$–	$(18,243)
Euro	SSB	Sell	503,900	3/21/2018	601,427	8,176	–

Total						$8,176	$(18,243)

Net unrealized appreciation (depreciation)							$(10,067)

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate value of these securities in the Fund’s portfolio was $526,443,809, representing 49.17% of the Fund’s net assets.
d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.

Annual Report  |  17

Schedule of Investments, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

f	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017		MARKET VALUE SEPTEMBER 30, 2017		INVESTMENT INCOME		REALIZED GAIN (LOSS)		UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	11,484,943	32,411,844	31,994,733	11,902,054		$119,020,538		$1,055,875		$–		$–

Total non-controlled affiliated issuers - 11.12% of net assets					$119,020,538		$1,055,875		$–		$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration
GO	General Obligation
Mtg	Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Pesos
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SBA	Small Business Administration
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

18  |  Annual Report

Statement of Assets and Liabilities

Thornburg Strategic Income Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $932,965,299)	$940,290,056
Non-controlled affiliated issuer (cost $119,020,538)	119,020,538
Cash	6,045,022
Receivable for investments sold	4,847,567
Receivable for fund shares sold	2,014,526
Unrealized appreciation on forward currency contracts (Note 7)	8,176
Dividends receivable	330,703
Dividend and interest reclaim receivable	5,025
Interest receivable	10,175,656
Prepaid expenses and other assets	33,485

Total Assets	1,082,770,754

LIABILITIES

Payable for investments purchased	8,583,253
Payable for fund shares redeemed	1,946,460
Unrealized depreciation on forward currency contracts (Note 7)	18,243
Payable to investment advisor and other affiliates (Note 4)	718,723
Accounts payable and accrued expenses	406,231
Dividends payable	402,161

Total Liabilities	12,075,071

NET ASSETS	$1,070,695,683

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(5,447,524)
Net unrealized appreciation on investments	7,317,274
Accumulated net realized gain (loss)	(34,426,132)
Net capital paid in on shares of beneficial interest	1,103,252,065

$1,070,695,683

Annual Report  |  19

Statement of Assets and Liabilities, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($232,937,686 applicable to 19,699,279 shares of beneficial interest outstanding - Note 5)	$11.82

Maximum sales charge, 4.50% of offering price	0.56

Maximum offering price per share	$12.38

Class C Shares:
Net asset value and offering price per share* ($205,253,112 applicable to 17,386,256 shares of beneficial interest outstanding - Note 5)	$11.81

Class I Shares:
Net asset value, offering and redemption price per share ($620,779,557 applicable to 52,622,204 shares of beneficial interest outstanding - Note 5)	$11.80

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,667,158 applicable to 225,656 shares of beneficial interest outstanding - Note 5)	$11.82

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,772,000 applicable to 234,596 shares of beneficial interest outstanding - Note 5)	$11.82

Class R5 Shares:
Net asset value, offering and redemption price per share ($6,285,910 applicable to 532,761 shares of beneficial interest outstanding - Note 5)	$11.80

Class R6 Shares:
Net asset value, offering and redemption price per share ($260 applicable to 22 shares of beneficial interest outstanding - Note 5)	$11.85

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20  |  Annual Report

Statement of Operations

Thornburg Strategic Income Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $23,290)	$1,728,607
Non-controlled affiliated issuer	1,055,875
Interest income (net of premium amortized of $1,835,902)	47,444,231

Total Income	50,228,713

EXPENSES

Investment advisory fees (Note 4)	7,451,635
Administration fees (Note 4)
Class A Shares	317,870
Class C Shares	295,388
Class I Shares	274,948
Class R3 Shares	3,515
Class R4 Shares	3,595
Class R5 Shares	3,035
Distribution and service fees (Note 4)
Class A Shares	634,464
Class C Shares	2,357,762
Class R3 Shares	14,094
Class R4 Shares	7,186
Transfer agent fees
Class A Shares	254,004
Class C Shares	223,765
Class I Shares	525,343
Class R3 Shares	14,331
Class R4 Shares	12,508
Class R5 Shares	14,325
Class R6 Shares*	4,425
Registration and filing fees
Class A Shares	28,945
Class C Shares	20,201
Class I Shares	33,231
Class R3 Shares	19,029
Class R4 Shares	21,002
Class R5 Shares	19,029
Class R6 Shares*	19,838
Custodian fees (Note 2)	317,068
Professional fees	81,788
Accounting fees (Note 4)	35,310
Trustee fees	43,799
Other expenses	114,258

Total Expenses	13,165,691

Less:
Expenses reimbursed by investment advisor (Note 4)	(879,353)
Investment advisory fees waived by investment advisor (Note 4)	(795,987)

Net Expenses	11,490,351

Net Investment Income	$38,738,362

* Class R6 shares commenced operations on April 10, 2017.

Annual Report  |  21

Statement of Operations, Continued

Thornburg Strategic Income Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$(8,254,874)
Forward currency contracts (Note 7)	(22,694)
Foreign currency transactions	194,082

(8,083,486)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	25,963,280
Forward currency contracts (Note 7)	(136,411)
Foreign currency translations	41,365

25,868,234

Net Realized and Unrealized Gain	17,784,748

Net Increase in Net Assets Resulting from Operations	$56,523,110

See notes to financial statements.

22  |  Annual Report

Statements of Changes in Net Assets

Thornburg Strategic Income Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$38,738,362	$44,371,576
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(8,083,486)	(38,813,306)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	25,868,234	61,853,369

Net Increase in Net Assets Resulting from Operations	56,523,110	67,411,639

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(7,693,979)	(9,880,040)
Class C Shares	(5,690,905)	(7,668,653)
Class I Shares	(19,277,454)	(17,002,116)
Class R3 Shares	(85,292)	(59,729)
Class R4 Shares	(85,574)	(84,997)
Class R5 Shares	(208,615)	(239,592)
Class R6 Shares*	(5)	–

From realized gains
Class A Shares	–	(816,703)
Class C Shares	–	(732,196)
Class I Shares	–	(1,265,868)
Class R3 Shares	–	(3,811)
Class R4 Shares	–	(5,676)
Class R5 Shares	–	(14,864)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(55,984,696)	(63,035,022)
Class C Shares	(72,453,957)	(41,609,027)
Class I Shares	127,943,899	(64,637,440)
Class R3 Shares	(215,525)	1,314,552
Class R4 Shares	(504,525)	1,018,779
Class R5 Shares	(1,030,788)	514,084
Class R6 Shares*	255	–

Net Increase (Decrease) in Net Assets	21,235,949	(136,796,680)

NET ASSETS

Beginning of Year	1,049,459,734	1,186,256,414

End of Year	$1,070,695,683	$1,049,459,734

Distribution in excess of net investment income	$(5,447,524)	$(4,723,241)

* Class R6 shares commenced operations on April 10, 2017.

See notes to financial statements.

Annual Report  |  23

Notes to Financial Statements

Thornburg Strategic Income Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

24  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2017, $14,479 of the $42,536 par commitment had been funded. The maturity date is December 29, 2017.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

Annual Report  |  25

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,052,044,695

Gross unrealized appreciation on a tax basis	$30,131,929
Gross unrealized depreciation on a tax basis	(22,876,097)

Net unrealized appreciation (depreciation) on investments (tax basis)	$7,255,832

Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding contingent payment debt instrument (“CPDI”) tax basis adjustments, markedto-market of foreign currency contracts, and tax adjustments due to 305(c) adjustments outstanding.

At September 30, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $6,524,340. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $1,012,053. For tax purposes, such capital losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $33,422,715, (of which $0 are short-term and $33,422,715 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund increased distribution in excess of net investment income by $6,420,821 and decreased accumulated net realized gain (loss) by $6,420,821. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in foreign bonds, mortgagebacked securities (“MBS”) losses, and investments in real estate investment trusts (“REITs”).

At September 30, 2017, the Fund had $1,546,467 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$33,041,824	$37,774,245

Total	$33,041,824	$37,774,245

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assesment of a jurisdiction’s legal obligtion to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other

26  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Annual Report  |  27

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$5,324,732	$1,140,000	$4,175,839	$8,893
Preferred Stock(a)	17,000,161	665,300	13,791,740	2,543,121
Asset Backed Securities	167,353,974	–	160,345,902	7,008,072
Corporate Bonds	653,554,204	–	651,508,544	2,045,660
Convertible Bonds	31,670,458	–	31,670,458	–
Municipal Bonds	8,409,202	–	8,409,202	–
Other Government	6,586,525	–	6,586,525	–
Mortgage Backed	6,996,659	–	6,808,316	188,343
Loan Participations	43,394,141	–	42,848,501	545,640
Short Term Investments	119,020,538	119,020,538	–	–

Total Investments in Securities	$1,059,310,594	$120,825,838	$926,145,027	$12,339,729

Other Financial Instruments**
Forward Currency Contracts	$8,176	$–	$8,176	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(18,243)	$–	$(18,243)	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

(a)	At September 30, 2017, industry classifications for Common Stock and Preferred Stock in Level 2 and Level 3 consist of $6,727,853 in Energy, $11,030,940 in Miscellaneous, and $2,760,800 in Telecommunication Services.

28  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $2,731,464 of portfolio securities characterized as Level 3 investments at September 30, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2017:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE/ (WEIGHTED AVERAGE)

Common Stock	$8,893	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$10.50/(N/A)

Asset-Backed Securities	7,008,072	Discounted cash flows	Third party vendor projection of discounted cash flows	2.10%-5.10%/(4.34%)

Corporate Bond	45,660	Discounted to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$4.15/(N/A)

	2,000,000	Cost basis	Cost basis	$100.00/(N/A)

Loan Participations	531,161	Discounted cash flows	Third party vendor projection of discounted cash flows	(25%/NA)

	14,479	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$100.00/(N/A)
Total	$9,608,265

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	COMMON STOCK	PREFERRED STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	MORTGAGE BACKED	LOAN PARTICIPATIONS	TOTAL(e)
Beginning Balance 9/30/2016	$–	$–	$10,975,294	$1,785,600	$331,595	$6,692,250	$19,784,739
Accrued Discounts (Premiums)	–	–	6,831	–	(1,113)	1,669	7,387
Net Realized Gain (Loss)(a)	–	–	34,113	–	(2,265)	(134,865)	(103,017)
Gross Purchases	8,893	2,609,497	4,000,000	2,000,000	–	14,479	8,632,869
Gross Sales	–	–	(5,898,478)	(223,764)	(143,252)	(6,397,534)	(12,663,028)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	(66,376)	(9,793)	4,624	3,378	369,641	301,474
Transfers into Level 3(d)	–	–	–	264,800	–	–	264,800
Transfers out of Level 3(d)	–	–	(2,099,895)	(1,785,600)	–	–	(3,885,495)

Ending Balance 9/30/2017	$8,893	$2,543,121	$7,008,072	$2,045,660	$188,343	$545,640	$12,339,729

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2017, which were valued using significant unobservable inputs, was $117,334. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2017.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 1.15% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

Annual Report  |  29

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.750%

Next $500 million	0.675

Next $500 million	0.625

Next $500 million	0.575

Over $2 billion	0.500

The Fund’s effective management fee for the year ended September 30, 2017 was 0.708% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $35,310 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $36,737 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,128 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually waived Fund level investment advisory fees of $795,987. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $19,155 for Class A shares, $283,085 for Class C shares, $452,297 for Class I shares, $38,760 for Class R3 shares, $28,225 for Class R4 shares, $33,567 for Class R5 shares, and $24,264 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.5%.

30  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $5,159,489 in sales resulting in net realized losses of ($30,219).

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	4,853,150	$56,589,297	4,582,152	$51,291,779
Shares issued to shareholders in reinvestment of dividends	608,305	7,110,704	871,540	9,760,425
Shares repurchased	(10,269,851)	(119,684,697)	(11,109,168)	(124,087,226)

Net decrease	(4,808,396)	$(55,984,696)	(5,655,476)	$(63,035,022)

Class C Shares
Shares sold	1,477,872	$17,155,384	2,946,495	$32,860,557
Shares issued to shareholders in reinvestment of dividends	431,435	5,035,580	654,821	7,317,489
Shares repurchased	(8,139,965)	(94,644,921)	(7,309,089)	(81,787,073)

Net decrease	(6,230,658)	$(72,453,957)	(3,707,773)	$(41,609,027)

Class I Shares
Shares sold	23,950,880	$278,540,691	13,499,402	$151,142,252
Shares issued to shareholders in reinvestment of dividends	1,399,591	16,342,095	1,377,570	15,401,708
Shares repurchased	(14,342,119)	(166,938,887)	(20,779,133)	(231,181,400)

Net increase (decrease)	11,008,352	$127,943,899	(5,902,161)	$(64,637,440)

Class R3 Shares
Shares sold	70,158	$814,706	185,212	$2,084,448
Shares issued to shareholders in reinvestment of dividends	3,015	35,213	3,115	34,849
Shares repurchased	(91,558)	(1,065,444)	(71,853)	(804,745)

Net increase (decrease)	(18,385)	$(215,525)	116,474	$1,314,552

Class R4 Shares
Shares sold	73,696	$851,251	98,418	$1,108,245
Shares issued to shareholders in reinvestment of dividends	5,060	59,147	5,291	59,279
Shares repurchased	(122,542)	(1,414,923)	(13,157)	(148,745)

Net increase (decrease)	(43,786)	$(504,525)	90,552	$1,018,779

Class R5 Shares
Shares sold	247,053	$2,875,564	537,061	$5,962,916
Shares issued to shareholders in reinvestment of dividends	15,463	180,494	14,404	161,108
Shares repurchased	(353,105)	(4,086,846)	(499,950)	(5,609,940)

Net increase (decrease)	(90,589)	$(1,030,788)	51,515	$514,084

Class R6 Shares*
Shares sold	22	$250	–	$–
Shares issued to shareholders in reinvestment of dividends	–	5	–	–
Shares repurchased	–	–	–	–

Net increase	22	$255	–	$–

*	The effective date of this class of shares was April 10, 2017.

Annual Report  |  31

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $448,218,288 and $401,796,264, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE

SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $12,584,876.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts table located in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$8,176

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(18,243)

32  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund  |  September 30, 2017

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $10,067. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(22,694)	$(22,694)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(136,411)	$(136,411)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  33

Financial Highlights

Thornburg Strategic Income Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$11.56	0.42	0.20	0.62	(0.36)	–	(0.36)	$11.82
2016(b)	$11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$11.56
2015(b)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22
2014(b)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19

CLASS C SHARES

2017	$11.55	0.35	0.19	0.54	(0.28)	–	(0.28)	$11.81
2016	$11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$11.55
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17

CLASS I SHARES

2017	$11.54	0.47	0.19	0.66	(0.40)	–	(0.40)	$11.80
2016	$11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$11.54
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17

CLASS R3 SHARES

2017	$11.55	0.42	0.20	0.62	(0.35)	–	(0.35)	$11.82
2016	$11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$11.55
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19

CLASS R4 SHARES

2017	$11.56	0.41	0.20	0.61	(0.35)	–	(0.35)	$11.82
2016	$11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$11.56
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21
2014(d)	$12.00	0.35	0.17	0.52	(0.34)	–	(0.34)	$12.18

CLASS R5 SHARES

2017	$11.54	0.47	0.19	0.66	(0.40)	–	(0.40)	$11.80
2016	$11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$11.54
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16

CLASS R6 SHARES

2017(f)	$11.63	0.33	0.13	0.46	(0.24)	–	(0.24)	$11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was February 1, 2014.
(e)	Annualized.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Net Assets at End of Year is less than $1,000
+	Based on weighted average shares outstanding.

See notes to financial statements.

34  |  Annual Report

Financial Highlights, Continued

Thornburg Strategic Income Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

3.61		1.17		1.17		1.25		5.41	44.74	$232,938
4.12		1.24		1.24		1.24		6.70	29.48	$283,398
4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
4.30		1.22		1.22		1.24		6.79	51.20	$392,604
5.44		1.25		1.25		1.27		5.79	76.47	$251,106

2.98		1.80		1.80		1.99		4.76	44.74	$205,253
3.56		1.80		1.80		1.99		6.20	29.48	$272,691
3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
3.73		1.80		1.80		1.98		6.27	51.20	$348,334
4.88		1.80		1.80		2.02		5.21	76.47	$237,177

4.02		0.75		0.75		0.92		5.85	44.74	$620,780
4.45		0.91		0.91		0.91		7.15	29.48	$480,143
4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
4.60		0.90		0.90		0.90		7.15	51.20	$552,182
5.75		0.94		0.94		0.94		6.21	76.47	$246,332

3.65		1.12		1.12		2.58		5.49	44.74	$2,667
4.07		1.25		1.25		3.09		6.69	29.48	$2,819
3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
4.10		1.25		1.25		3.10		6.76	51.20	$3,049
5.19		1.25		1.25		32.64	(c)	5.78	76.47	$171

3.52		1.25		1.25		2.30		5.35	44.74	$2,772
4.10		1.25		1.25		2.50		6.79	29.48	$3,218
4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
4.25	(e)	1.25	(e)	1.25	(e)	60.66	(c)(e)	4.29	51.20	$16

4.03		0.74		0.74		1.36		5.84	44.74	$6,286
4.34		0.99		0.99		1.37		7.07	29.48	$7,191
4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
4.51		0.99		0.99		2.11		7.05	51.20	$2,565
5.68		0.99		0.99		227.33	(c)	6.07	76.47	$11

5.83	(e)	0.00	(e)	0.00	(e)	200.66	(c)(e)	3.99	44.74	$–	(g)

Annual Report  |  35

Report of Independent Registered Public Accounting Firm

Thornburg Strategic Income Fund

To the Trustees and Shareholders of the

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Strategic Income Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

36  |  Annual Report

Expense Example

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,031.50	$6.32
Hypothetical*	$1,000.00	$1,018.84	$6.29

CLASS C SHARES

Actual	$1,000.00	$1,028.90	$9.73
Hypothetical*	$1,000.00	$1,015.48	$9.66

CLASS I SHARES

Actual	$1,000.00	$1,034.70	$4.08
Hypothetical*	$1,000.00	$1,021.06	$4.05

CLASS R3 SHARES

Actual	$1,000.00	$1,033.20	$5.63
Hypothetical*	$1,000.00	$1,019.53	$5.59

CLASS R4 SHARES

Actual	$1,000.00	$1,031.80	$6.94
Hypothetical*	$1,000.00	$1,018.24	$6.89

CLASS R5 SHARES

Actual	$1,000.00	$1,034.90	$3.49
Hypothetical*	$1,000.00	$1,021.64	$3.47

CLASS R6 SHARES

Actual	$1,000.00	$1,039.90	$3.32
Hypothetical*	$1,000.00	$1,021.81	$3.29

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.91%; I: 0.80%; R3: 1.10%; R4: 1.36%; R5: 0.68%; R6: 0.65%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  37

Trustees and Officers

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

38  |  Annual Report

Trustees and Officers, Continued

Thornburg Strategic Income Fundx  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  39

Trustees and Officers, Continued

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40  |  Annual Report

Other Information

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Strategic Income Fund of $33,041,824 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2017, the Thornburg Strategic Income Fund is reporting 4.84% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 3.26% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  41

Other Information, Continued

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the nine calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index and blended performance benchmark, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index and blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, and (6) comparative measures of correlation to equity indices, and risk and return statistics. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund may be limited for a number of reasons. Measures of risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees generally attach additional significance to the investment performance of the Fund from the perspective of longer term shareholders, and noted that the Fund’s recent relative investment performance reflected appropriate defensive measures by the Advisor in line with the objectives of the Fund. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund

42  |  Annual Report

Other Information, Continued

Thornburg Strategic Income Fund  |  September 30, 2017 (Unaudited)

analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund after the contractual waiver by the Advisor was comparable to the median and higher than the average levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to average expense levels for the category, and that the level of total expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee after the fee waiver was comparable to the median levels of the two peer groups considered, and that the total expense levels for two share classes were comparable to the medians of their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  43

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust1

44  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  45

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46  |  Annual Report

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Annual Report  |  47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1784

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Value Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

October 16, 2017

Dear Fellow Shareholder:

Thornburg Value Fund’s 2017 fiscal year ended September 30, 2017 was strong in both absolute and relative terms. The Fund returned 20.72% (A shares without sales charge) vs. the S&P 500 Index return of 18.61%. We were excited to have accomplished these strong returns with a beta characteristic for the fund of less than 1 vs. our S&P 500 benchmark. Our trailing 1-, 3- and 5-year returns through September 30, 2017, have each outpaced our benchmark index and our peers. Thornburg Value Fund (I Shares) ranks in the top fifth in each period amongst both its Lipper and Morningstar peers. Over five years, the Fund’s I shares ranks within the top 3% and 1% amongst peers in our Lipper and Morningstar categories, respectively. Those results are shown in the tables below. We’re thrilled with our recent and medium-term results, though we know and expect that – as is typical to the cyclical nature of value investing – performance won’t be stellar over every short-term period in the future. We are confident, however, that our approach will be successful over the long term.

Lipper Multi-Cap Core Funds

as of September 30, 2017

	RANKINGS
	1-YR	3-Yr	5-YR	10-YR

A Shares	16%	10%	5%	73%

I Shares	12%	6%	3%	63%

# of Funds	773	649	569	389

Source:	Lipper

Morningstar Large Blend Category

as of September 30, 2017

	RANKINGS
	1-YR	3-Yr	5-YR	10-YR

A Shares	12%	12%	2%	86%

I Shares	10%	7%	1%	78%

# of Funds	1396	1218	1083	799

Source:	Morningstar

Percentile rankings are based on total returns, before sales charge.

Past performance does not guarantee future results.

Our Differentiated Investment Approach

We invest in promising companies selling at a discount, utilizing our distinctive research approach and portfolio construction tool. Our work can be broken down into two parts: 1) finding great investments and 2) building a balanced portfolio. Our approach gives us both the flexibility to seek out the best investment ideas and the appropriate tools to bundle them into a balanced portfolio.

Finding Great Investments

Our organizational structure and culture are designed to fit our distinctive research process. We don’t work in silos and instead emphasize collaboration and the entrepreneurial pursuit of investment opportunities. Investment ideas often cross industry and geographic boundaries, so we prevent barriers that might stop our analysts from following investment leads.

With all our analysts looking at many different industries, stock discussions involve a roomful of investment professionals skilled at comparing and contrasting different business models across industries and regions.

Instead of evaluating the best U.S. telecom stock, for example, we discuss which business model with a stable earnings profile is most attractively priced – comparing business models within the telecom, utilities, consumer staples, and health care industries and any other sector our research takes us.

While sector specialists with a narrow focus can be better able to pick up on slight changes within an industry, we think it’s a crowded, over-fished area most investors are looking at. Our wider focus allows us to see paradigm shifts and consequential changes within and across industries. Today, in view of the ways we search for information, the way we socially interact, and the way we buy goods are in flux, we believe that our wide lens is better suited to analyze which companies will be the winners and losers.

Building a Balanced Portfolio

After searching widely for the best investment opportunities, we apply our three baskets – basic value, consistent earners, and emerging franchises – to effectively bundle these ideas into a balanced portfolio. Our goal is to construct a portfolio with an appropriate exposure to cyclical, stable, and growth investments, which has the opportunity to outperform in any market environment.

Our baskets help to limit factor bets in the portfolio, while giving us the freedom to incorporate our best ideas. Our skill is in selecting individual stocks, not predicting which investment style will outperform in the near term. Our three-basket approach gives us flexibility in areas we are strong – individual stock research – while creating appropriate constraints in areas where we don’t have an edge.

We’ve been employing this approach in the Fund since 1995 – we believe it to be a durable and common-sense investment strategy.

Drivers of Results

The Fund trailed the S&P 500 Index through the end of the first quarter of the fiscal year (the December 2016 quarter). Especially following the election, our portfolio didn’t benefit to nearly the extent as the overall market did during the “Trump trade” into year end. These trends reversed quickly as we marked the new year and portfolio performance remained relatively strong through the remainder of the fiscal year.

For the full fiscal year, stock selection drove our strong relative results, while our sector allocation impact was a slight drag. Our stock selection was strongest in the consumer discretionary, financials, consumer staples, and information technology sectors. Our

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

stock selection was weakest within the health care, industrials, and materials sectors. Our overweight financials, underweight energy and underweight real estate positioning all aided our relative returns for the year. Our large cash position of 9% was a drag on our relative results for the year. We are carrying a higher cash position, in part, to help dampen volatility of the overall portfolio.

Contributors

Grand Canyon Education, Inc. – Our investment in this for-profit college operator appreciated materially during the fiscal year. The stock valuation benefited from a combination of strong fundamental execution and a much friendlier perceived regulatory environment following the election. We have long believed that Grand Canyon is differentiated from its for-profit peers (a ground campus, NCAA Division I sports, for example). The rest of the market seems to be catching on.

JPMorgan Chase & Co. – JPMorgan’s stock performance was helped recently by talk in Washington, DC of a potential tax deal, which would lower its tax rate. Additionally, higher interest rates and potential deregulation helped money center banks in general during the year.

Apollo Global Management, LLC. – Business fundamentals at Apollo Global have progressed nicely over the last year. The company continues to grow permanent capital and show good investment returns. The company has the potential to grow both fee-related earnings and distributions over the coming years.

Citizens Financial Group, Inc. – Since we purchased Citizens Financial Group three years ago, the company has steadily improved returns towards its 10% Return on Tangible Current Equity (RoTCE) target. This most recent quarter, the company earned a 10% return for the first time as a public company. We look forward to the company setting new targets sometime next year.

Citigroup, Inc. – During the fiscal year, Citigroup outperformed its bank peers and the broader market as the company showed progress towards its capital return plan. Additionally, during their recent investor day, the company laid out its longer-term plan of generating 11% (RoTCE) by 2020 which, if achieved, would almost double company’s earnings per share over the next 4–5 years.

Detractors

Avinger – We participated in an equity capital raise for early-stage emerging franchise company Avinger in August of 2016. This was a small position and a unique opportunity – we had done our work on their newest approved technology (image guided atherectomy devices) and believed it offers better outcomes to patients that need blockages removed from their blood vessels. The stock initially responded well to the capital raise (we were able to trim our small position at a significant gain early on) – but slower than expected rollout of their new device eventually weighed on shares. A combination of poor quality control on initial manufacturing and longer setup time for use of their technique in the doctor’s office were the main culprits. As it became clear that Avinger would have a much tougher road to the free-cash-flow breakeven that we initially envisioned, we sold our shares on fundamental deterioration at a significant loss.

AutoZone, Inc. – AutoZone is experiencing a combination of revenue deceleration and margin compression as it struggles to overcome cyclical and structural changes within the auto parts retailer space. Weather and the auto sales cycle are weighing on near-term revenue growth across the space. Meanwhile, AutoZone has also had to make meaningful investments to its distribution network as it tries to shift its business to make itself more competitive in the more Amazon-insulated do-it-for-me professional garage portion of the industry, thus far without much success.

General Electric Co. – General Electric reported weak earnings, lowering expectations for its power segment earnings. The company is currently undergoing a management transition. We should know more about the company’s progress at its November investor meeting.

China Mobile, Ltd. – Underlying business at China Mobile was reasonably strong during the year, but stock price performance was not. We remain optimistic about the prospects for our investment in the company. Concerns surrounding future capital return plans as a Chinese “State Owned Entity” and upcoming investment to build out 5G wireless capabilities have weighed on investor sentiment.

Medtronic, plc – Medtronic underperformed during the fiscal year as recent organic growth has disappointed. While variance based on new product launches can affect near-term revenue results, the company continues to grow steadily as a leader in medical device technology.

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

Whatever lies ahead, we try to avoid larger distractions and focus on what we do well – active, fundamentals-based stock selection. While we like the portfolio’s current positioning, we will continue our methodical search for other, potentially overlooked opportunities as we have for some 20 years.

Thank you for investing alongside us in Thornburg Value Fund.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 10/2/95)
Without sales charge	20.72%	10.86%	15.89%	5.42%	10.03%

With sales charge	15.28%	9.16%	14.83%	4.93%	9.80%
Class C Shares (Incep: 10/2/95)
Without sales charge	19.81%	10.03%	15.01%	4.62%	9.18%

With sales charge	18.81%	10.03%	15.01%	4.62%	9.18%

Class I Shares (Incep: 11/2/98)	21.20%	11.29%	16.35%	5.83%	7.91%

Class R3 Shares (Incep: 7/1/03)	20.75%	10.89%	15.93%	5.41%	8.22%

Class R4 Shares (Incep: 2/1/07)	20.87%	11.00%	16.05%	5.52%	5.94%

Class R5 Shares (Incep: 2/1/05)	21.21%	11.29%	16.35%	5.80%	8.24%

S&P 500 Index (Since 10/2/95)	18.61%	10.81%	14.22%	7.44%	8.94%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.39%; C shares, 2.14%; I shares, 1.07%; R3 shares, 1.81%; R4 shares, 1.75%; R5 shares, 1.46%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Due to the Fund’s relatively small asset base, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

ROTCE – Return on Tangible Common Equity (ROTCE) is computed by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders’ equity. Tangible common equity is a measure of a company’s capital, which is used to evaluate a financial institution’s ability to deal with potential losses.

Annual Report  |  7

Fund Summary

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Gilead Sciences, Inc.	4.6%
Thermo Fisher Scientific, Inc.	4.5%
JPMorgan Chase & Co.	4.1%
Facebook, Inc.	3.7%
Wal-Mart Stores, Inc.	3.4%
Citigroup, Inc.	3.4%
Alphabet, Inc. Class C	3.3%
Medtronic plc	2.9%
US Foods Holding Corp.	2.9%
International Flavors & Fragrances, Inc.	2.9%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

SECTOR EXPOSURE

Information Technology	18.4%
Financials	16.6%
Health Care	15.1%
Consumer Discretionary	14.2%
Consumer Staples	8.5%
Energy	4.8%
Industrials	4.4%
Materials	4.0%
Telecommunication Services	2.8%
Utilities	1.5%
Real Estate	0.6%
Other Assets Less Liabilities	9.5%

TOP TEN INDUSTRY GROUPS

Pharma, Biotech & Life Sciences	12.2%
Software & Services	9.7%
Technology Hardware & Equipment	8.7%
Banks	8.3%
Food & Staples Retailing	6.3%
Diversified Financials	6.1%
Consumer Services	4.9%
Consumer Durables & Apparel	4.8%
Energy	4.8%
Retailing	4.5%

8  |  Annual Report

Schedule of Investments

Thornburg Value Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 90.55%

	BANKS — 8.32%
	Banks — 8.32%
	Citigroup, Inc.	459,400	$33,416,756
	Citizens Financial Group, Inc.	225,620	8,544,229
	JPMorgan Chase & Co.	419,409	40,057,754

			82,018,739

	CAPITAL GOODS — 2.52%
	Industrial Conglomerates — 2.52%
	General Electric Co.	1,024,900	24,782,082

			24,782,082

	CONSUMER DURABLES & APPAREL — 4.76%
	Household Durables — 2.14%
a	TRI Pointe Homes, Inc.	1,525,186	21,062,819
	Leisure Products — 2.62%
	Acushnet Holdings Corp.	911,800	16,193,568
	Callaway Golf Co.	669,908	9,666,772

			46,923,159

	CONSUMER SERVICES — 4.91%
	Diversified Consumer Services — 1.22%
a	Grand Canyon Education, Inc.	131,684	11,959,541
	Hotels, Restaurants & Leisure — 3.69%
	Aramark Holdings Corp.	610,976	24,811,735
	Domino’s Pizza Group plc	2,785,000	11,576,349

			48,347,625

	DIVERSIFIED FINANCIALS — 6.07%
	Capital Markets — 3.94%
	Apollo Global Management, LLC	599,319	18,039,502
	Oaktree Capital Group, LLC	441,634	20,778,879
	Mortgage Real Estate Investment Trusts — 2.13%
	PennyMac Mortgage Investment Trust	1,207,530	20,998,947

			59,817,328

	ENERGY — 4.76%
	Oil, Gas & Consumable Fuels — 4.76%
	Devon Energy Corp.	515,782	18,934,357
	Enterprise Products Partners L.P.	1,072,386	27,957,103

			46,891,460

	FOOD & STAPLES RETAILING — 6.31%
	Food & Staples Retailing — 6.31%
a	US Foods Holding Corp.	1,060,735	28,321,625
	Wal-Mart Stores, Inc.	433,703	33,889,552

			62,211,177

	FOOD, BEVERAGE & TOBACCO — 2.14%
	Food Products — 2.14%
a	Nomad Foods Ltd.	1,449,782	21,123,324

			21,123,324

	HEALTH CARE EQUIPMENT & SERVICES — 2.88%
	Health Care Equipment & Supplies — 2.88%
	Medtronic plc	365,335	28,412,103

			28,412,103

	INSURANCE — 2.18%
	Insurance — 2.18%
	Assured Guaranty Ltd.	568,300	21,453,325

			21,453,325

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Value Fund  |  September 30, 2017

		SHARES	VALUE
	MATERIALS — 4.00%
	Chemicals — 2.87%
	International Flavors & Fragrances, Inc.	197,749	$28,260,310
	Metals & Mining — 1.13%
	Warrior Met Coal, Inc.	474,300	11,179,251

			39,439,561

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.17%
	Biotechnology — 6.38%
a	Alkermes plc	337,198	17,143,146
	Gilead Sciences, Inc.	564,466	45,733,036
	Life Sciences Tools & Services — 4.47%
	Thermo Fisher Scientific, Inc.	232,786	44,043,111
	Pharmaceuticals — 1.32%
a	Akorn, Inc.	165,574	5,495,401
	Phibro Animal Health Corp.	202,587	7,505,848

			119,920,542

	REAL ESTATE — 0.59%
	Real Estate Management & Development — 0.59%
a	CBRE Group, Inc.	153,398	5,810,716

			5,810,716

	RETAILING — 4.50%
	Internet & Direct Marketing Retail — 1.72%
	Expedia, Inc.	117,672	16,937,708
	Specialty Retail — 2.78%
a	O’ Reilly Automotive, Inc.	104,162	22,433,370
	Office Depot, Inc.	1,084,757	4,924,797

			44,295,875

	SOFTWARE & SERVICES — 9.70%
	Information Technology Services — 1.13%
	Cognizant Tech Solutions Corp.	153,844	11,159,844
	Internet Software & Services — 7.00%
a	Alphabet, Inc. Class C	33,858	32,473,546
a	Facebook, Inc.	213,800	36,532,006
	Software — 1.57%
	Activision Blizzard, Inc.	239,145	15,427,244

			95,592,640

	TECHNOLOGY HARDWARE & EQUIPMENT — 8.67%
	Communications Equipment — 3.11%
a	ARRIS International plc	352,600	10,045,574
a	EchoStar Corp.	166,700	9,540,241
a	Palo Alto Networks, Inc.	76,474	11,019,903
	Technology, Hardware, Storage & Peripherals — 5.56%
	Apple, Inc.	166,700	25,691,804
	HP, Inc.	867,177	17,308,853
a	Pure Storage, Inc.	737,400	11,791,026

			85,397,401

	TELECOMMUNICATION SERVICES — 2.75%
	Wireless Telecommunication Services — 2.75%
	China Mobile Ltd.	2,674,772	27,101,772

			27,101,772

	TRANSPORTATION — 1.84%
	Air Freight & Logistics — 1.84%
	United Parcel Service, Inc.	151,101	18,145,719

			18,145,719

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Value Fund  |  September 30, 2017

		SHARES	VALUE
	UTILITIES — 1.48%
	Electric Utilities — 1.48%
	Fortis, Inc.	408,853	$14,624,672

	TOTAL COMMON STOCK (Cost $663,987,761)		892,309,220

	SHORT TERM INVESTMENTS — 9.36%
b	Thornburg Capital Management Fund	9,222,030	92,220,297

	TOTAL SHORT TERM INVESTMENTS (Cost $92,220,297)		92,220,297

	TOTAL INVESTMENTS — 99.91% (Cost $756,208,058)		$984,529,517

	OTHER ASSETS LESS LIABILITIES — 0.09%		928,067

	NET ASSETS — 100.00%		$985,457,584

	OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2017

CONTRACT DESCRIPTION	CONTRACT PARTY	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Great Britain Pound	SSB	Sell	17,408,600	11/7/2017	23,353,439	$–	$(406,902)
Great Britain Pound	SSB	Sell	3,371,700	11/7/2017	4,523,097	–	(124,081)
Great Britain Pound	SSB	Sell	1,045,000	11/7/2017	1,401,856	4,351	–
Great Britain Pound	SSB	Buy	13,668,500	11/7/2017	18,336,138	673,702	–
Euro	SSB	Sell	9,124,600	11/27/2017	10,815,790	885	–

Total						$678,938	$(530,983)

Net unrealized appreciation (depreciation)						$147,955

Footnote Legend

a	Non-income producing.

b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017		INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Avinger, Inc.*	1,466,902		1,466,902		$		$–	$(2,070,750)	$–
Thornburg Capital Management Fund	7,337,220	24,884,358	22,999,548	9,222,030		$92,220,297	$720,263	$–	$–

Total non-controlled affiliated issuers - 9.36% of net assets						$92,220,297	$720,263	$(2,070,750)	$–

*Issuer	not affiliated at September 30, 2017.

See notes to financial statements.

Annual Report  |  11

Statement of Assets and Liabilities

Thornburg Value Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $663,987,761)	$892,309,220
Non-controlled affiliated issuer (cost $92,220,297)	92,220,297
Receivable for investments sold	285,520
Receivable for fund shares sold	2,202,159
Unrealized appreciation on forward currency contracts (Note 7)	678,938
Dividends receivable	785,897
Prepaid expenses and other assets	32,079

Total Assets	988,514,110

LIABILITIES

Payable for fund shares redeemed	1,271,286
Unrealized depreciation on forward currency contracts (Note 7)	530,983
Payable to investment advisor and other affiliates (Note 4)	928,776
Accounts payable and accrued expenses	325,481

Total Liabilities	3,056,526

NET ASSETS	$985,457,584

NET ASSETS CONSIST OF

Distribution in excess of net investment income	$(1,269,141)
Net unrealized appreciation on investments	228,469,414
Accumulated net realized gain (loss)	(239,754,165)
Net capital paid in on shares of beneficial interest	998,011,476

$985,457,584

12  |  Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Value Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($383,117,686 applicable to 5,870,561 shares of beneficial interest outstanding - Note 5)	$65.26

Maximum sales charge, 4.50% of offering price	3.08

Maximum offering price per share	$68.34

Class C Shares:
Net asset value and offering price per share* ($160,662,602 applicable to 2,683,411 shares of beneficial interest outstanding - Note 5)	$59.87

Class I Shares:
Net asset value, offering and redemption price per share ($368,790,179 applicable to 5,496,172 shares of beneficial interest outstanding - Note 5)	$67.10

Class R3 Shares:
Net asset value, offering and redemption price per share ($45,668,301 applicable to 703,905 shares of beneficial interest outstanding - Note 5)	$64.88

Class R4 Shares:
Net asset value, offering and redemption price per share ($10,159,156 applicable to 154,975 shares of beneficial interest outstanding - Note 5)	$65.55

Class R5 Shares:
Net asset value, offering and redemption price per share ($17,059,660 applicable to 254,601 shares of beneficial interest outstanding - Note 5)	$67.01

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  13

Statement of Operations

Thornburg Value Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $319,319)	$14,578,590
Non-controlled affiliated issuer	720,263

Total Income	15,298,853

EXPENSES

Investment advisory fees (Note 4)	7,847,448
Administration fees (Note 4)
Class A Shares	456,900
Class C Shares	204,747
Class I Shares	159,312
Class R3 Shares	59,375
Class R4 Shares	12,071
Class R5 Shares	7,903
Distribution and service fees (Note 4)
Class A Shares	913,113
Class C Shares	1,636,175
Class R3 Shares	237,584
Class R4 Shares	23,054
Transfer agent fees
Class A Shares	406,050
Class C Shares	178,744
Class I Shares	337,934
Class R3 Shares	128,879
Class R4 Shares	30,422
Class R5 Shares	58,503
Registration and filing fees
Class A Shares	34,421
Class C Shares	21,234
Class I Shares	34,765
Class R3 Shares	16,295
Class R4 Shares	20,138
Class R5 Shares	17,630
Custodian fees (Note 2)	107,247
Professional fees	89,605
Accounting fees (Note 4)	30,869
Trustee fees	38,182
Other expenses	98,278

Total Expenses	13,206,878

Less:
Expenses reimbursed by investment advisor (Note 4)	(561,891)

Net Expenses	12,644,987

Net Investment Income	$2,653,866

14  |  Annual Report

Statement of Operations, Continued

Thornburg Value Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments
Non-affiliated issuer investments	$100,227,603
Non-controlled affiliated issuers	(2,070,050)
Forward currency contracts (Note 7)	(184,003)
Foreign currency transactions	68,680

98,042,230

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuer investments	73,890,643
Non-controlled affiliated issuers	(1,862,966)
Forward currency contracts (Note 7)	217,359
Foreign currency translations	74

72,245,110

Net Realized and Unrealized Gain	170,287,340

Net Increase in Net Assets Resulting from Operations	$172,941,206

See notes to financial statements.

Annual Report  |  15

Statements of Changes in Net Assets

Thornburg Value Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$2,653,866	$5,651,412
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	98,042,230	(9,665,095)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	72,245,110	93,060,311

Net Increase in Net Assets Resulting from Operations	172,941,206	89,046,628

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(133,853)	(1,158,420)
Class I Shares	(1,304,890)	(1,940,838)
Class R3 Shares	(27,639)	(169,459)
Class R4 Shares	(14,298)	(40,361)
Class R5 Shares	(63,188)	(101,418)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(59,269,385)	(38,733,979)
Class B Shares*	–	(1,613,193)
Class C Shares	(35,922,707)	(16,405,080)
Class I Shares	28,427,284	(35,363,785)
Class R3 Shares	(13,321,472)	(14,298,695)
Class R4 Shares	(1,188,133)	(1,514,713)
Class R5 Shares	(659,441)	(6,121,309)

Net Increase (Decrease) in Net Assets	89,463,484	(28,414,622)

NET ASSETS

Beginning of Year	895,994,100	924,408,722

End of Year	$985,457,584	$895,994,100

Distribution in excess of net investment income	$(1,269,141)	$(510,337)

* Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

16  |  Annual Report

Notes to Financial Statements

Thornburg Value Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$755,608,763

Gross unrealized appreciation on a tax basis	$248,210,622
Gross unrealized depreciation on a tax basis	(19,141,913)

Net unrealized appreciation (depreciation) on investments (tax basis)	$229,068,709

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses, outstanding publicly traded partnership (“PTP”) and real estate investment trust (“REIT”) tax basis adjustments, and marked-to-market adjustments of outstanding forward currency contracts.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $242,353,997 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

During the year ended September 30, 2017, the Fund utilized $82,216,602 of capital loss carryforwards generated prior to October 1, 2011.

At September 30, 2017, the Fund had $54,749,978 of capital loss carryforwards generated prior to September 30, 2011 which expired.

In order to account for permanent book to tax differences, the Fund increased distribution in excess of net investment income by $1,868,802, decreased accumulated net realized loss by $57,303,232 and decreased net capital paid in on shares of beneficial interest by $55,434,430. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in publicly traded partnerships (“PTPs”) and real estate investment trusts (“REITs”), and expired capital loss carryforward.

At September 30, 2017, the Fund had $731,396 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$1,543,868	$3,410,496
Capital gains	–	–

Total	$1,543,868	$3,410,496

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$892,309,220	$892,309,220	$–	$–
Short Term Investments	92,220,297	92,220,297	–	–

Total Investments in Securities	$984,529,517	$984,529,517	$–	$–
Other Financial Instruments**
Forward Currency Contracts	$678,938	$–	$678,938	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(530,983)	$–	$(530,983)	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

The Fund’s effective management fee for the year ended September 30, 2017 was 0.852% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $30,869 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $18,153 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,361 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, Class I, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $217,075 for Class I shares, $224,705 for Class R3 shares, $51,645 for Class R4 shares, and $68,466 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 6.6%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	444,285	$26,930,666	536,840	$27,382,909
Shares converted from Class B shares	–	–	6,588	352,743
Shares issued to shareholders in reinvestment of dividends	2,296	127,693	20,753	1,108,861
Shares repurchased	(1,495,891)	(86,327,744)	(1,318,359)	(67,578,492)

Net decrease	(1,049,310)	$(59,269,385)	(754,178)	$(38,733,979)

Class B Shares*
Shares sold	–	–	1,210	$56,199
Shares issued to shareholders in reinvestment of dividends	—	—
Shares converted to Class A shares	–	–	(7,328)	(352,743)
Shares repurchased	–	–	(28,859)	(1,316,649)

Net decrease	–	–	(34,977)	$(1,613,193)

Class C Shares
Shares sold	140,318	$7,533,627	292,210	$13,905,964
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(795,262)	(43,456,334)	(642,811)	(30,311,044)

Net decrease	(654,944)	$(35,922,707)	(350,601)	$(16,405,080)

Class I Shares
Shares sold	1,473,850	$90,172,554	716,301	$37,689,763
Shares issued to shareholders in reinvestment of dividends	19,708	1,233,783	33,666	1,848,626
Shares repurchased	(1,045,227)	(62,979,053)	(1,414,916)	(74,902,174)

Net increase (decrease)	448,331	$28,427,284	(664,949)	$(35,363,785)

Class R3 Shares
Shares sold	102,105	$6,017,056	141,034	$7,131,504
Shares issued to shareholders in reinvestment of dividends	479	26,680	3,090	164,106
Shares repurchased	(330,468)	(19,365,208)	(422,847)	(21,594,305)

Net decrease	(227,884)	$(13,321,472)	(278,723)	$(14,298,695)

Class R4 Shares
Shares sold	25,776	$1,539,597	52,912	$2,743,429
Shares issued to shareholders in reinvestment of dividends	166	9,828	556	29,835
Shares repurchased	(46,623)	(2,737,558)	(83,787)	(4,287,977)

Net decrease	(20,681)	$(1,188,133)	(30,319)	$(1,514,713)

Class R5 Shares
Shares sold	60,187	$3,682,653	41,585	$2,160,843
Shares issued to shareholders in reinvestment of dividends	1,004	62,680	1,838	100,759
Shares repurchased	(72,130)	(4,404,774)	(159,826)	(8,382,911)

Net decrease	(10,939)	$(659,441)	(116,403)	$(6,121,309)

* Class B shares converted to Class A shares on August 29, 2016

Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $366,351,466 and $462,385,127, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE

SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $17,086,171.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts in the table located in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$678,938

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(530,983)

24  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund  |  September 30, 2017

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2017 is $147,955, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(184,003)	$(184,003)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$217,359	$217,359

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  25

Financial Highlights

Thornburg Value Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)(c)	$54.08	0.16	11.04	11.20	(0.02)	–	(0.02)	$65.26
2016(b)	$49.17	0.32	4.76	5.08	(0.17)	–	(0.17)	$54.08
2015(b)	$48.09	0.07	1.03	1.10	(0.02)	–	(0.02)	$49.17
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	–	(0.26)	$48.09
2013(b)	$31.51	0.08	9.25	9.33	–	–	–	$40.84

CLASS C SHARES

2017	$49.97	(0.27)	10.17	9.90	–	–	–	$59.87
2016	$45.63	(0.06)	4.40	4.34	–	–	–	$49.97
2015	$44.95	(0.29)	0.97	0.68	–	–	–	$45.63
2014	$38.26	(0.24)	6.93	6.69	–	–	–	$44.95
2013	$29.75	(0.18)	8.69	8.51	–	–	–	$38.26

CLASS I SHARES

2017	$55.58	0.42	11.35	11.77	(0.25)	–	(0.25)	$67.10
2016	$50.53	0.54	4.90	5.44	(0.39)	–	(0.39)	$55.58
2015	$49.28	0.28	1.04	1.32	(0.07)	–	(0.07)	$50.53
2014	$41.96	0.28	7.62	7.90	(0.58)	–	(0.58)	$49.28
2013	$32.24	0.20	9.52	9.72	–	–	–	$41.96

CLASS R3 SHARES

2017	$53.76	0.18	10.97	11.15	(0.03)	–	(0.03)	$64.88
2016	$48.86	0.34	4.74	5.08	(0.18)	–	(0.18)	$53.76
2015	$47.79	0.08	1.01	1.09	(0.02)	–	(0.02)	$48.86
2014	$40.56	0.11	7.37	7.48	(0.25)	–	(0.25)	$47.79
2013	$31.28	0.10	9.18	9.28	–	–	–	$40.56

CLASS R4 SHARES

2017	$54.31	0.25	11.08	11.33	(0.09)	–	(0.09)	$65.55
2016	$49.36	0.40	4.78	5.18	(0.23)	–	(0.23)	$54.31
2015	$48.24	0.14	1.01	1.15	(0.03)	–	(0.03)	$49.36
2014	$40.89	0.16	7.43	7.59	(0.24)	–	(0.24)	$48.24
2013	$31.50	0.13	9.26	9.39	–	–	–	$40.89

CLASS R5 SHARES

2017	$55.50	0.41	11.35	11.76	(0.25)	–	(0.25)	$67.01
2016	$50.45	0.53	4.90	5.43	(0.38)	–	(0.38)	$55.50
2015	$49.21	0.27	1.04	1.31	(0.07)	–	(0.07)	$50.45
2014	$41.89	0.28	7.61	7.89	(0.57)	–	(0.57)	$49.21
2013	$32.19	0.22	9.48	9.70	–	–	–	$41.89

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Annual Report

Financial Highlights, Continued

Thornburg Value Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.27	1.39	1.39	1.39	20.72	43.53	$383,118
0.63	1.39	1.39	1.39	10.33	31.10	$374,237
0.14	1.37	1.37	1.37	2.28	59.70	$377,299
0.22	1.37	1.37	1.37	18.40	72.43	$395,216
0.23	1.40	1.40	1.40	29.61	61.50	$400,275

(0.49)	2.14	2.14	2.14	19.81	43.53	$160,663
(0.12)	2.14	2.14	2.14	9.51	31.10	$166,821
(0.61)	2.12	2.12	2.12	1.51	59.70	$168,321
(0.55)	2.14	2.14	2.14	17.49	72.43	$175,495
(0.55)	2.18	2.18	2.18	28.60	61.50	$166,971

0.68	0.99	0.99	1.06	21.20	43.53	$368,790
1.02	0.99	0.99	1.07	10.77	31.10	$280,570
0.53	0.99	0.99	1.06	2.68	59.70	$288,642
0.60	0.99	0.99	1.06	18.86	72.43	$299,568
0.59	0.98	0.98	1.01	30.15	61.50	$272,468

0.30	1.35	1.35	1.82	20.75	43.53	$45,668
0.67	1.35	1.35	1.81	10.40	31.10	$50,089
0.16	1.35	1.35	1.77	2.28	59.70	$59,150
0.23	1.35	1.35	1.77	18.45	72.43	$74,579
0.29	1.34	1.34	1.78	29.67	61.50	$80,671

0.42	1.24	1.24	1.78	20.87	43.53	$10,159
0.78	1.25	1.25	1.75	10.50	31.10	$9,539
0.26	1.25	1.25	1.67	2.39	59.70	$10,167
0.36	1.24	1.24	1.69	18.56	72.43	$11,330
0.39	1.25	1.25	1.67	29.81	61.50	$13,340

0.68	0.99	0.99	1.42	21.21	43.53	$17,060
1.00	0.99	0.99	1.46	10.78	31.10	$14,738
0.51	0.99	0.99	1.20	2.65	59.70	$19,270
0.59	0.98	0.98	1.42	18.88	72.43	$30,676
0.63	0.99	0.99	1.37	30.13	61.50	$47,076

Annual Report  |  27

Report of Independent Registered Public Accounting Firm

Thornburg Value Fund

To the Trustees and Shareholders of

the Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Value Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

28  |  Annual Report

Expense Example

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,099.40	$7.22
Hypothetical*	$1,000.00	$1,018.19	$6.94

CLASS C SHARES

Actual	$1,000.00	$1,095.10	$11.20
Hypothetical*	$1,000.00	$1,014.38	$10.77

CLASS I SHARES

Actual	$1,000.00	$1,101.50	$5.22
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R3 SHARES

Actual	$1,000.00	$1,099.50	$7.10
Hypothetical*	$1,000.00	$1,018.31	$6.82

CLASS R4 SHARES

Actual	$1,000.00	$1,100.00	$6.55
Hypothetical*	$1,000.00	$1,018.83	$6.30

CLASS R5 SHARES

Actual	$1,000.00	$1,101.50	$5.22
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; C: 2.13%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  29

Trustees and Officers

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30  |  Annual Report

Trustees and Officers, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  31

Trustees and Officers, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32  |  Annual Report

Other Information

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Value Fund of $1,543,868 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Annual Report  |  33

Other Information, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. The Trustees also noted the improvement in the Fund’s investment performance and favorable results relative to comparatives. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level for one share class was higher than the peer group’s median but comparable to other funds in the group, and the advisory feel level for a second representative share class was higher than the median for its peer group but lower than or comparable to other funds in its peer group. Peer group data further showed that the total expense level for one share class was the highest in its peer group, and that the total

34  |  Annual Report

Other Information, Continued

Thornburg Value Fund  |  September 30, 2017 (Unaudited)

expense level for the second share class was lower than or comparable to other funds in its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  35

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  37

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38  |  Annual Report

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH077

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg International Value Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

October 13, 2017

Dear Fellow Shareholder:

International equity markets delivered strong performance for the fiscal year ended September 30, 2017, and Thornburg International Value Fund (Class A shares without sales charge) returned 18.78% compared to the MSCI EAFE Index with a 19.10% return and MSCI ACWI ex-U.S. Index at 19.61%.

Global economic growth is returning to its long-term average. In the past 12 months, we saw synchronized growth led by developed markets. The Eurozone recovery is exceeding expectations with real gross domestic product growth above its recent trend line. Meanwhile, employment is increasing, economic sentiment continues moving higher, bank lending is growing, and inflation is having little negative impact on real expenditure. As a result, international companies posted strong double-digit earnings growth during the period.

Contributors

European banks contributed positively to performance during the period. Early in the fiscal year, we built positions in European banks based on a conviction that many were trading at material discounts to our appraisal of intrinsic value. These stocks performed well as many of our theses have played out on a firming macroeconomic environment, credible self-help initiatives, and improving investor sentiment.

UniCredit, an Italian-headquartered, pan-European retail and commercial bank, continues to execute on its turnaround plan to increase its capital position and profitability. We continue to have confidence in management’s ability to execute its plan through better operating efficiency and improved asset quality. The stock remains attractive to us because we believe its valuation does not yet reflect that the company is on track to meet its cost of capital obligations – a key contributor to its future financial health.

French bank BNP Paribas reported high-quality earnings beats with profits above analyst expectations. BNP also benefited from decreased political uncertainty in France after Emmanuel Macron won the French presidential election coupled with subsequent legislative elections resulting in a commanding majority for Macron’s new party in the National Assembly. All this paved the way for market-friendly reforms.

Commerzbank, a banking and financial services company headquartered in Frankfurt, Germany, performed strongly as the competitiveness of German banking relative to the rest of Europe has improved. Looking forward, cost-saving initiatives should further improve profitability, and consolidation in the German banking market could drive topline growth. Meanwhile, its valuation is still well below European banking peers, at about half of reported book value.

Intesa Sanpaolo, a high-quality Italian bank with a healthy Tier 1 capital ratio and little concern over non-performing loans performed well thanks to a decreasing “Italian discount,” as the Italian government, regulators, and investors continue working to resolve the country’s financial challenges.

We exited both BNP Paribas and Intesa Sanpaolo later in the period and turned to companies bearing a more attractive risk-return profile.

Alibaba is one of the largest internet companies in China providing e-commerce, internet infrastructure, online financial, and internet content services. For Alibaba’s e-commerce business, gross merchandise volume (GMV) continues on a robust growth trajectory from increasing e-commerce penetration in the lower-tier cities that lack extensive brick-and-mortar retail infrastructure. With 450 million active buyers generating approximately $550 billion in GMV, Alibaba’s most valuable asset is arguably its extensive customer data. Utilizing its big data, Alibaba has runway to perfect its targeted advertisement algorithm and improve its monetization rate. The stock performed well during the period as Alibaba continues to deliver better-than-expected top- and bottom-line results on the back of better customer engagement and deployment of data analytics tools.

Detractors

Teva Pharmaceutical is the world’s largest generic pharmaceutical company. For example, 17% of generic prescriptions filled in the U.S. are Teva drugs. Shares of Teva came under material pressure following the quarterly results, as guidance was cut on generic drug pricing pressure, and the company reduced its dividend materially in order to meet its debt obligation. U.S. generic drugs have been under a lot of pricing pressure and it is unclear how long it will persist. Teva plans to divest a few of its businesses to help manage its debt load. On a positive note, Teva found a new CEO (Kare Schultz), who has a proven turnaround track record with another European pharmaceutical company.

Rakuten, Japan’s largest e-commerce website, came under pressure in late 2016 largely on increasing competitive pressures coupled with questionable capital allocation decisions. We sold Rakuten in favor of more compelling investments.

Seven & i Holdings Co., one of Japan’s largest retail conglomerates of convenience stores, superstores, department stores, supermarkets, restaurants, and banks, had undertaken actions to improve profitability and corporate governance such as divesting unprofitable business units. However, we are disappointed with the turnaround progress coupled with management’s lack of willingness to meaningfully change the organizational structure, resulting in our sale of the stock.

Shire is a market-leading global biotechnology company that markets, licenses, and develops prescription medicines specializing in rare diseases and specialized conditions. Its rare disease portfolio contains a number of products without generic competition on the horizon. The stock has come under pressure due to concerns around a competitor drug in clinical development, challenging its hemophilia franchise. Generally, when patients have had success with a hemophilia drug, they tend to stick with it; however, the competing drug represents a threat to Shire. Shire trades at a discount to peers, its portfolio and pipeline remain robust, and we believe the risks to the hemophilia franchise are more than reflected in the share price.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

ZTO Express, a Chinese express delivery company, should benefit from growth in e-commerce, especially on volume increases as value-per-shipment declines. ZTO Express’s business focuses on the middle segment in the logistics value chain, generating higher profit margins compared to the more labor intensive first and last mile delivery segments. The stock has been under pressure from negative investor sentiment from its IPO pricing coupled with additional concerns over competition.

Conclusion

While international equity markets posted robust returns over the first three quarters of the fiscal year, earnings growth and local currency appreciation – as opposed to international stocks becoming more expensive on price paid for a unit of earnings (P/E multiple) – are driving much of the performance. We also continue to find interesting stock ideas from our bottom-up process in all three of our baskets: basic value, consistent earners, and emerging franchises. We are confident that our investment philosophy and process will continue to deliver attractive risk-adjusted returns over a full market cycle, as it has in the past.

Thank you for investing alongside us in Thornburg International Value Fund.

Sincerely,

Lei Wang, CFA Portfolio Manager Managing Director	Di Zhou, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 5/28/98)
Without sales charge	18.78%	7.01%	7.35%	1.66%	7.80%

With sales charge	13.45%	5.38%	6.36%	1.19%	7.55%
Class C Shares (Incep: 5/28/98)
Without sales charge	17.94%	6.23%	6.57%	0.92%	6.97%

With sales charge	16.94%	6.23%	6.57%	0.92%	6.97%

Class I Shares (Incep: 3/30/01)	19.29%	7.42%	7.76%	2.06%	7.61%

Class R3 Shares (Incep: 7/1/03)	18.63%	6.83%	7.16%	1.49%	8.74%

Class R4 Shares (Incep: 2/1/07)	18.90%	7.05%	7.38%	1.70%	3.81%

Class R5 Shares (Incep: 2/1/05)	19.17%	7.34%	7.67%	1.97%	7.00%

Class R6 Shares (Incep: 5/1/12)	19.40%	7.57%	7.91%	-	7.13%

MSCI EAFE Index (Since 5/28/98)	19.10%	5.04%	8.38%	1.34%	4.42%

MSCI AC World ex-U.S. Index (Net) (Since 5/28/98)	19.61%	4.70%	6.97%	1.28%	4.94%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.28%; C shares, 2.02%; I shares, 0.90%; R3 shares, 1.62%; R4 shares, 1.39%; R5 shares, 0.95%; R6 shares, 0.79%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Effective February 1, 2017, the Fund changed one of its benchmarks from the MSCI AC World ex-U.S. Index (gross) to the MSCI AC World ex-U.S. Index (net). While those two indices include the same securities, the calculation of returns for the “net” version of the index reflects the reinvestment of dividends after deduction of withholding taxes that apply to individuals who are not resident in the issuer’s country, while the calculation of returns for the “gross” version of the index reflects the reinvestment of dividends without any withholding tax deduction. Thornburg believes that the “net” version of the index better reflects how dividends paid to the Fund in respect of its foreign investments will be reinvested, since those dividends are generally subject to withholding tax when paid to the Fund.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Gross merchandise volume (GMV) – A term used in online retailing to indicate a total sales dollar value for merchandise sold through a particular marketplace over a certain time frame.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Tier 1 Capital – The core measure of a bank’s financial strength. It is composed of core capital, which consists primarily of common stock and disclosed reserves (or retained earnings), but may also include non-redeemable non-cumulative preferred stock.

6  |  Annual Report

Fund Summary

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.

The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

UniCredit S.p.A.	5.5%
Electricite de France SA	3.4%
Commerzbank AG	3.3%
Shin-Etsu Chemical Co., Ltd.	3.2%
Credit Suisse Group AG	3.1%
Canadian Pacific Railway Ltd.	3.1%
China Petroleum & Chemical Corp.	3.1%
SAP SE	3.0%
Infineon Technologies AG	2.9%
Ctrip.com International, Ltd. ADR	2.9%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Financials	16.6%
Industrials	13.1%
Information Technology	11.5%
Utilities	9.6%
Consumer Discretionary	9.4%
Consumer Staples	8.1%
Health Care	8.1%
Energy	7.9%
Materials	5.9%
Telecommunication Services	5.8%
Other Assets Less Liabilities	3.8%

TOP TEN INDUSTRY GROUPS

Utilities	9.6%
Capital Goods	9.0%
Banks	8.8%
Energy	7.9%
Software & Services	6.8%
Food, Beverage & Tobacco	6.1%
Materials	5.9%
Telecommunication Services	5.8%
Pharma, Biotech & Life Sciences	4.3%
Insurance	4.2%

COUNTRY EXPOSURE*

(percent of equity holdings)

China	18.2%
Germany	14.7%
France	9.8%
United States	9.3%
United Kingdom	8.6%
Japan	7.6%
Switzerland	6.1%
Italy	5.8%
Spain	4.7%
Canada	3.2%
South Korea	2.9%
Hong Kong	2.3%
Netherlands	2.3%
India	2.2%
Brazil	1.3%
Ireland	1.0%
Israel	0.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report  |  7

Schedule of Investments

Thornburg International Value Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 96.21%

	BANKS — 8.79%
	Banks — 8.79%
a	Commerzbank AG	14,235,033	$193,648,739
a	UniCredit S.p.A.	15,435,552	328,743,991

			522,392,730

	CAPITAL GOODS — 8.98%
	Building Products — 2.47%
	Daikin Industries, Ltd.	1,448,078	146,641,625
	Construction & Engineering — 4.82%
	Ferrovial SA	6,902,866	151,952,061
	Vinci S.A.	1,414,001	134,365,149
	Industrial Conglomerates — 1.69%
	General Electric Co.	4,167,091	100,760,260

			533,719,095

	COMMERCIAL & PROFESSIONAL SERVICES — 1.10%
	Professional Services — 1.10%
	Nielsen Holdings plc	1,575,394	65,300,081

			65,300,081

	CONSUMER DURABLES & APPAREL — 1.59%
	Textiles, Apparel & Luxury Goods — 1.59%
	Nike, Inc.	1,824,962	94,624,280

			94,624,280

	CONSUMER SERVICES — 3.65%
	Diversified Consumer Services — 1.61%
	TAL Education Group ADR	2,829,133	95,370,073
	Hotels, Restaurants & Leisure — 2.04%
a	Yum China Holdings, Inc.	3,032,711	121,217,459

			216,587,532

	DIVERSIFIED FINANCIALS — 3.65%
	Capital Markets — 3.65%
	Credit Suisse Group AG	11,715,595	185,470,203
	Deutsche Bank AG	1,796,445	31,062,695

			216,532,898

	ENERGY — 7.91%
	Energy Equipment & Services — 2.72%
	Halliburton Co.	3,516,468	161,863,022
	Oil, Gas & Consumable Fuels — 5.19%
	China Petroleum & Chemical Corp.	242,029,988	181,252,935
	Reliance Industries Ltd.	10,608,516	126,873,434

			469,989,391

	FOOD, BEVERAGE & TOBACCO — 6.12%
	Food Products — 4.17%
a	BRF SA	5,057,384	72,926,994
	Danone SA	1,407,812	110,432,614
	Inner Mongolia Yili Industrial Group Co., Ltd.	15,531,073	64,295,855
	Tobacco — 1.95%
	British American Tobacco plc ADR	1,861,092	116,225,195

			363,880,658

	HEALTH CARE EQUIPMENT & SERVICES — 3.78%
	Health Care Equipment & Supplies — 1.46%
	ConvaTec Ltd.	23,717,108	87,047,913

8  |  Annual Report

Schedule of Investments, Continued

Thornburg International Value Fund  |  September 30, 2017

		SHARES	VALUE
	Health Care Providers & Services — 2.32%
	Fresenius SE & Co. KGaA	1,707,027	$137,696,822

			224,744,735

	HOUSEHOLD & PERSONAL PRODUCTS — 2.00%
	Household Products — 2.00%
	Reckitt Benckiser plc	1,302,098	118,873,941

			118,873,941

	INSURANCE — 4.20%
	Insurance — 4.20%
	ING Life Insurance Korea Ltd.	2,142,816	88,773,405
	NN Group NV	3,105,471	129,967,354
a	ZhongAn Online P&C Insurance Co.	3,788,579	30,772,868

			249,513,627

	MATERIALS — 5.92%
	Chemicals — 3.15%
	Shin-Etsu Chemical Co., Ltd.	2,095,767	187,366,505
	Construction Materials — 2.77%
	LafargeHolcim Ltd.	2,815,915	164,590,065

			351,956,570

	MEDIA — 0.82%
	Media — 0.82%
a	Liberty Global plc	1,483,651	48,515,388

			48,515,388

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.27%
	Biotechnology — 1.43%
a	Alkermes plc	1,090,683	55,450,323
	Shire plc	584,703	29,679,043
	Pharmaceuticals — 2.84%
	Dong-E-E-Jiao Co., Ltd.	7,810,360	76,342,307
	Teva Pharmaceutical Industries Ltd. ADR	171,613	3,020,389
	Yunnan Baiyao Group Co., Ltd.	6,550,897	89,445,167

			253,937,229

	RETAILING — 3.39%
	Internet & Direct Marketing Retail — 2.89%
a	Ctrip.com International, Ltd. ADR	3,261,663	172,020,106
	Specialty Retail — 0.50%
	Kingfisher plc	7,376,973	29,507,141

			201,527,247

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.94%
	Semiconductors & Semiconductor Equipment — 2.94%
	Infineon Technologies AG	6,935,262	174,345,697

			174,345,697

	SOFTWARE & SERVICES — 6.85%
	Internet Software & Services — 1.99%
a	Alibaba Group Holding Ltd. ADR	331,471	57,248,356
	Tencent Holdings Ltd.	1,412,100	60,774,748
	Software — 4.86%
a	PTC, Inc.	1,942,156	109,304,540
	SAP SE	1,638,130	179,457,708

			406,785,352

Annual Report  |  9

Schedule of Investments, Continued

Thornburg International Value Fund  |  September 30, 2017

		SHARES	VALUE
	TECHNOLOGY HARDWARE & EQUIPMENT — 1.73%
	Electronic Equipment, Instruments & Components — 1.73%
	OMRON Corporation	2,023,516	$103,041,517

			103,041,517

	TELECOMMUNICATION SERVICES — 5.84%
	Diversified Telecommunication Services — 4.32%
a	China Unicom (Hong Kong) Ltd.	96,411,099	134,034,582
	Deutsche Telekom AG	6,591,583	122,974,533
	Wireless Telecommunication Services — 1.52%
	China Mobile Ltd.	8,898,208	90,159,911

			347,169,026

	TRANSPORTATION — 3.07%
	Road & Rail — 3.07%
	Canadian Pacific Railway Ltd.	1,084,042	182,151,577

			182,151,577

	UTILITIES — 9.61%
	Electric Utilities — 6.70%
	Electricite de France SA	16,671,216	202,455,687
	Iberdrola S.A.	15,250,252	118,455,559
	Korea Electric Power Corp.	2,266,920	77,190,274
	Multi-Utilities — 2.91%
	National Grid plc	4,847,285	60,056,088
	Veolia Environnement SA	4,894,284	113,088,072

			571,245,680

	TOTAL COMMON STOCK (Cost $4,872,989,907)		5,716,834,251

	SHORT TERM INVESTMENTS — 4.12%
b	Thornburg Capital Management Fund	24,471,690	244,716,904

	TOTAL SHORT TERM INVESTMENTS (Cost $244,716,904)		244,716,904

	TOTAL INVESTMENTS — 100.33% (Cost $5,117,706,811)		$5,961,551,155

	LIABILITIES NET OF OTHER ASSETS — (0.33)%		(19,676,354)

	NET ASSETS — 100.00%		$5,941,874,801

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2017

CONTRACT DESCRIPTION	CONTRACT PARTY	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Euro	SSB	Buy	525,819,700	10/24/2017	622,162,970	$1,149,923	$–
Euro	SSB	Sell	88,641,200	10/24/2017	104,882,476		(1,347,782)
Euro	SSB	Sell	437,178,500	10/24/2017	517,280,493		(11,202,662)

Total						$1,149,923	$(12,550,444)

Net unrealized appreciation (depreciation)							$(11,400,521)

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown in the following table:

10  |  Annual Report

Schedule of Investments, Continued

Thornburg International Value Fund  |  September 30, 2017

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	60,637,324	287,828,046	323,993,680	24,471,690	$244,716,904	$2,698,897	$–	$–

Total non-controlled affiliated issuers - 4.12% of net assets					$244,716,904	$2,698,897	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Annual Report  |  11

Statement of Assets and Liabilities

Thornburg International Value Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $4,872,989,907)	$5,716,834,251
Non-controlled affiliated issuer (cost $244,716,904)	244,716,904
Cash denominated in foreign currency (cost $3,270,724)	3,270,934
Receivable for fund shares sold	8,818,582
Unrealized appreciation on forward currency contracts (Note 7)	1,149,923
Dividends receivable	6,796,204
Dividend and interest reclaim receivable	12,690,004
Prepaid expenses and other assets	62,245

Total Assets	5,994,339,047

LIABILITIES

Payable for investments purchased	17,240,276
Payable for fund shares redeemed	11,383,039
Unrealized depreciation on forward currency contracts (Note 7)	12,550,444
Payable to investment advisor and other affiliates (Note 4)	4,372,535
Deferred taxes payable (Note 2)	3,781,227
Accounts payable and accrued expenses	3,136,725

Total Liabilities	52,464,246

NET ASSETS	$5,941,874,801

NET ASSETS CONSIST OF

Undistributed net investment income	$1,630,986
Net unrealized appreciation on investments	828,991,826
Accumulated net realized gain (loss)	752,724,910
Net capital paid in on shares of beneficial interest	4,358,527,079

$5,941,874,801

12  |  Annual Report

Statement of Assets and Liabilities, Continued

Thornburg International Value Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($840,243,673 applicable to 30,405,976 shares of beneficial interest outstanding - Note 5)	$27.63

Maximum sales charge, 4.50% of offering price	1.30

Maximum offering price per share	$28.93

Class C Shares:
Net asset value and offering price per share* ($400,858,661 applicable to 16,035,749 shares of beneficial interest outstanding - Note 5)	$25.00

Class I Shares:
Net asset value, offering and redemption price per share ($3,370,930,091 applicable to 118,823,260 shares of beneficial interest outstanding - Note 5)	$28.37

Class R3 Shares:
Net asset value, offering and redemption price per share ($285,509,924 applicable to 10,333,528 shares of beneficial interest outstanding - Note 5)	$27.63

Class R4 Shares:
Net asset value, offering and redemption price per share ($209,066,257 applicable to 7,617,380 shares of beneficial interest outstanding - Note 5)	$27.45

Class R5 Shares:
Net asset value, offering and redemption price per share ($298,969,676 applicable to 10,545,370 shares of beneficial interest outstanding - Note 5)	$28.35

Class R6 Shares:
Net asset value, offering and redemption price per share ($536,296,519 applicable to 18,967,781 shares of beneficial interest outstanding - Note 5)	$28.27

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  13

Statement of Operations

Thornburg International Value Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $10,995,233)	$119,693,882
Non-controlled affiliated issuer	2,698,897
Other income (net of foreign taxes withheld of $39)	86,679

Total Income	122,479,458

EXPENSES

Investment advisory fees (Note 4)	45,128,323
Administration fees (Note 4)
Class A Shares	1,082,565
Class C Shares	559,337
Class I Shares	1,791,609
Class R3 Shares	372,400
Class R4 Shares	288,236
Class R5 Shares	211,349
Class R6 Shares	115,836
Distribution and service fees (Note 4)
Class A Shares	2,160,956
Class C Shares	4,463,989
Class R3 Shares	1,488,788
Class R4 Shares	574,620
Transfer agent fees
Class A Shares	1,501,780
Class C Shares	662,862
Class I Shares	3,975,310
Class R3 Shares	741,276
Class R4 Shares	734,834
Class R5 Shares	1,402,113
Class R6 Shares	9,710
Registration and filing fees
Class A Shares	37,792
Class C Shares	21,373
Class I Shares	87,870
Class R3 Shares	17,513
Class R4 Shares	25,110
Class R5 Shares	23,018
Class R6 Shares	19,732
Custodian fees (Note 2)	1,362,737
Professional fees	240,775
Accounting fees (Note 4)	204,925
Trustee fees	249,090
Other expenses	807,025

Total Expenses	70,362,853
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,762,331)

Net Expenses	68,600,522

Net Investment Income	$53,878,936

14  |  Annual Report

Statement of Operations, Continued

Thornburg International Value Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$817,859,358
Forward currency contracts (Note 7)	91,224,120
Foreign currency transactions	(1,550,216)

907,533,262

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $3,781,227)	87,111,313
Forward currency contracts (Note 7)	(12,024,733)
Foreign currency translations	440,772

75,527,352

Net Realized and Unrealized Gain	983,060,614

Net Increase in Net Assets Resulting from Operations	$1,036,939,550

See notes to financial statements.

Annual Report  |  15

Statements of Changes in Net Assets

Thornburg International Value Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$53,878,936	$150,733,271
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	907,533,262	(43,733,165)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	75,527,352	67,937,358

Net Increase in Net Assets Resulting from Operations	1,036,939,550	174,937,464

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(6,065,117)	(17,373,490)
Class B Shares*	–	(2,771)
Class C Shares	(1,766,237)	(7,105,228)
Class I Shares	(33,169,653)	(89,286,035)
Class R3 Shares	(1,862,018)	(4,928,035)
Class R4 Shares	(1,676,630)	(4,718,359)
Class R5 Shares	(3,189,993)	(10,876,039)
Class R6 Shares	(5,709,079)	(10,748,034)

From realized gains
Class A Shares	–	(206,189,949)
Class B Shares*	–	(1,033,957)
Class C Shares	–	(114,820,498)
Class I Shares	–	(855,268,178)
Class R3 Shares	–	(72,397,527)
Class R4 Shares	–	(50,071,447)
Class R5 Shares	–	(102,430,055)
Class R6 Shares	–	(63,967,908)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(286,423,403)	(164,111,525)
Class B Shares*	–	(6,445,128)
Class C Shares	(203,047,421)	(54,628,381)
Class I Shares	(1,555,349,057)	(696,459,252)
Class R3 Shares	(87,487,739)	(80,286,274)
Class R4 Shares	(95,176,715)	(15,765,354)
Class R5 Shares	(297,802,637)	(53,965,690)
Class R6 Shares	(13,685,709)	114,956,797

Net Decrease in Net Assets	(1,555,417,858)	(2,392,984,853)

NET ASSETS

Beginning of Year	7,497,346,659	9,890,331,512

End of Year	$5,941,874,801	$7,497,346,659

Undistributed net investment income	$1,630,986	$2,740,993

* Class B shares were converted to Class A shares on August 29, 2016.

See notes to financial statements.

16  |  Annual Report

Notes to Financial Statements

Thornburg International Value Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$5,106,306,305

Gross unrealized appreciation on a tax basis	$883,689,765
Gross unrealized depreciation on a tax basis	(39,845,436)

Net unrealized appreciation (depreciation) on investments (tax basis)	$843,844,329

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses and marked-to-market adjustments of outstanding forward currency contracts.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $1,550,216, decreased accumulated net realized gain (loss) by $115,144,330, and increased net capital paid in on shares of beneficial interest by $116,694,546. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses) and equalization of undistributed capital gains to shareholders.

At September 30, 2017, the Fund had $59,262,204 of undistributed tax basis ordinary investment income and $683,693,187 of undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$53,438,727	$145,038,271
Capital gains	–	1,466,179,239

Total	$53,438,727	$1,611,217,510

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$5,716,834,251	$5,716,834,251	$–	$–
Short Term Investments	244,716,904	244,716,904	–	–

Total Investments in Securities	$5,961,551,155	$5,961,551,155	$–	$–

Other Financial Instruments**
Forward Currency Contracts	$1,149,923	$–	$1,149,923	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(12,550,444)	$–	$(12,550,444)	$–
Spot Currency	$(214)	$(214)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2017 was 0.715% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $204,925 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $20,064 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,875 from redemptions of Class C shares of the Fund.

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $563,043 for Class R3 shares, $493,174 for Class R4 shares, $668,926 for Class R5 shares. The Advisor reimbursed certain class specific expenses, administrative fees, and distribution fees of $37,188 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.8%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,307,478	$132,239,213	6,663,995	$159,603,304
Shares converted to Class B shares	–	–	75,049	1,748,646
Shares issued to shareholders in reinvestment of dividends	198,635	5,389,356	8,432,658	205,155,554
Shares repurchased	(17,364,628)	(424,051,972)	(22,493,529)	(530,619,029)

Net decrease	(11,858,515)	$(286,423,403)	(7,321,827)	$(164,111,525)

Class B Shares*
Shares sold	–	$–	10,346	$225,076
Shares issued to shareholders in reinvestment of dividends			36,621	810,856
Shares converted to Class A shares	–	–	(83,044)	(1,748,646)
Shares repurchased	–	–	(262,313)	(5,732,414)

Net decrease	–	$–	(298,390)	$(6,445,128)

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	629,556	$14,380,219	2,344,411	$51,715,435
Shares issued to shareholders in reinvestment of dividends	63,092	1,548,644	4,231,136	93,936,821
Shares repurchased	(9,797,675)	(218,976,284)	(9,254,631)	(200,280,637)

Net decrease	(9,105,027)	$(203,047,421)	(2,679,084)	$(54,628,381)

Class I Shares
Shares sold	21,729,602	$551,381,100	53,906,880	$1,294,025,547
Shares issued to shareholders in reinvestment of dividends	1,019,337	28,095,572	33,325,928	830,190,740
Shares repurchased	(86,075,544)	(2,134,825,729)	(115,362,911)	(2,820,675,539)

Net decrease	(63,326,605)	$(1,555,349,057)	(28,130,103)	$(696,459,252)

Class R3 Shares
Shares sold	1,663,868	$41,062,892	3,233,955	$76,543,365
Shares issued to shareholders in reinvestment of dividends	61,642	1,670,703	2,938,343	71,615,592
Shares repurchased	(5,264,000)	(130,221,334)	(9,747,898)	(228,445,231)

Net decrease	(3,538,490)	$(87,487,739)	(3,575,600)	$(80,286,274)

Class R4 Shares
Shares sold	1,650,790	$40,696,547	2,976,526	$70,234,604
Shares issued to shareholders in reinvestment of dividends	41,500	1,116,929	1,632,286	39,409,828
Shares repurchased	(5,580,017)	(136,990,191)	(5,312,446)	(125,409,786)

Net decrease	(3,887,727)	$(95,176,715)	(703,634)	$(15,765,354)

Class R5 Shares
Shares sold	2,773,059	$70,084,793	5,121,121	$125,836,118
Shares issued to shareholders in reinvestment of dividends	112,189	3,077,952	4,346,336	108,199,722
Shares repurchased	(14,388,522)	(370,965,382)	(11,882,677)	(288,001,530)

Net decrease	(11,503,274)	$(297,802,637)	(2,415,220)	$(53,965,690)

Class R6 Shares
Shares sold	3,806,317	$99,561,832	8,733,531	$205,874,135
Shares issued to shareholders in reinvestment of dividends	204,703	5,593,550	3,013,284	74,472,093
Shares repurchased	(4,833,544)	(118,841,091)	(7,004,088)	(165,389,431)

Net increase/decrease	(822,524)	$(13,685,709)	4,742,727	$114,956,797

* Class B shares were converted to Class A shares on August 29, 2016.

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $5,223,510,933 and $7,495,287,307, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund

Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open forward currency contracts for the year ended September 30, 2017 was $864,199,474.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts in the table located in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,149,923

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(12,550,444)

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $11,400,521. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund  |  September 30, 2017

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$91,224,120	$91,224,120

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(12,024,733)	$(12,024,733)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  25

Financial Highlights

Thornburg International Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+		NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$23.43	0.16		4.24	4.40	(0.20)	–	(0.20)	$27.63
2016(b)c)	$27.46	0.36		0.25	0.61	(0.39)	(4.25)	(4.64)	$23.43
2015(b)	$29.84	0.24		0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46
2014(b)	$30.12	0.19		(0.23)	(0.04)	(0.24)	–	(0.24)	$29.84
2013(b)	$26.08	0.26		4.02	4.28	(0.24)	–	(0.24)	$30.12

CLASS C SHARES

2017	$21.29	(0.02)		3.84	3.82	(0.11)	–	(0.11)	$25.00
2016	$25.40	0.17		0.24	0.41	(0.27)	(4.25)	(4.52)	$21.29
2015	$27.86	0.05		0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40
2014	$28.17	–	(d)	(0.23)	(0.23)	(0.08)	–	(0.08)	$27.86
2013	$24.48	0.04		3.77	3.81	(0.12)	–	(0.12)	$28.17

CLASS I SHARES

2017	$24.02	0.25		4.37	4.62	(0.27)	–	(0.27)	$28.37
2016	$28.04	0.47		0.23	0.70	(0.47)	(4.25)	(4.72)	$24.02
2015	$30.43	0.38		0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04
2014	$30.76	0.33		(0.25)	0.08	(0.41)	–	(0.41)	$30.43
2013	$26.66	0.38		4.10	4.48	(0.38)	–	(0.38)	$30.76

CLASS R3 SHARES

2017	$23.44	0.14		4.22	4.36	(0.17)	–	(0.17)	$27.63
2016	$27.47	0.31		0.25	0.56	(0.34)	(4.25)	(4.59)	$23.44
2015	$29.86	0.21		0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47
2014	$30.14	0.15		(0.24)	(0.09)	(0.19)	–	(0.19)	$29.86
2013	$26.11	0.20		4.02	4.22	(0.19)	–	(0.19)	$30.14

CLASS R4 SHARES

2017	$23.26	0.18		4.21	4.39	(0.20)	–	(0.20)	$27.45
2016	$27.30	0.37		0.23	0.60	(0.39)	(4.25)	(4.64)	$23.26
2015	$29.69	0.25		0.15	0.40	(0.27)	(2.52)	(2.79)	$27.30
2014	$29.98	0.21		(0.24)	(0.03)	(0.26)	–	(0.26)	$29.69
2013	$25.96	0.25		4.01	4.26	(0.24)	–	(0.24)	$29.98

CLASS R5 SHARES

2017	$24.01	0.24		4.35	4.59	(0.25)	–	(0.25)	$28.35
2016	$28.03	0.46		0.23	0.69	(0.46)	(4.25)	(4.71)	$24.01
2015	$30.41	0.30		0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03
2014	$30.71	0.30		(0.24)	0.06	(0.36)	–	(0.36)	$30.41
2013	$26.61	0.34		4.10	4.44	(0.34)	–	(0.34)	$30.71

CLASS R6 SHARES

2017	$23.95	0.31		4.33	4.64	(0.32)	–	(0.32)	$28.27
2016	$27.97	0.53		0.21	0.74	(0.51)	(4.25)	(4.76)	$23.95
2015	$30.36	0.39		0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97
2014	$30.70	0.40		(0.26)	0.14	(0.48)	–	(0.48)	$30.36
2013	$26.62	0.46		4.05	4.51	(0.43)	–	(0.43)	$30.70

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares were converted to Class A shares on August 29, 2016.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Net investment income (Loss) is less than 0.01%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Annual Report

Financial Highlights, Continued

Thornburg International Value Fund

RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
			EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.65		1.31	1.31	1.31	18.78	86.88	$840,244
1.51		1.28	1.28	1.28	1.90	103.90	$990,194
0.82		1.27	1.27	1.27	1.25	70.88	$1,361,529
0.63		1.26	1.26	1.26	(0.14)	37.25	$2,601,689
0.92		1.25	1.25	1.25	16.49	34.67	$5,212,813

(0.08)		2.04	2.04	2.04	17.94	86.88	$400,859
0.77		2.02	2.02	2.02	1.12	103.90	$535,169
0.19		1.99	1.99	1.99	0.52	70.88	$706,606
–	(e)	1.99	1.99	1.99	(0.83)	37.25	$874,358
0.15		2.01	2.01	2.01	15.62	34.67	$1,181,438

0.99		0.92	0.92	0.92	19.29	86.88	$3,370,930
1.91		0.90	0.90	0.90	2.21	103.90	$4,375,955
1.27		0.90	0.90	0.90	1.65	70.88	$5,895,731
1.05		0.88	0.88	0.88	0.23	37.25	$7,748,950
1.34		0.86	0.86	0.86	16.94	34.67	$14,601,876

0.55		1.45	1.45	1.64	18.63	86.88	$285,510
1.31		1.45	1.45	1.62	1.67	103.90	$325,135
0.71		1.45	1.45	1.58	1.09	70.88	$479,223
0.51		1.45	1.45	1.61	(0.30)	37.25	$754,139
0.71		1.45	1.45	1.57	16.23	34.67	$1,152,795

0.74		1.25	1.25	1.46	18.90	86.88	$209,066
1.55		1.25	1.25	1.39	1.87	103.90	$267,623
0.86		1.24	1.24	1.37	1.30	70.88	$333,247
0.70		1.25	1.25	1.49	(0.12)	37.25	$722,349
0.91		1.25	1.25	1.38	16.49	34.67	$1,342,883

0.96		0.99	0.99	1.15	19.17	86.88	$298,970
1.88		0.95	0.95	0.95	2.19	103.90	$529,330
1.01		0.98	0.98	1.11	1.57	70.88	$685,617
0.97		0.99	0.99	1.12	0.17	37.25	$2,171,673
1.20		0.96	0.96	1.00	16.80	34.67	$4,376,567

1.23		0.78	0.78	0.79	19.40	86.88	$536,296
2.19		0.74	0.74	0.74	2.40	103.90	$473,941
1.33		0.74	0.74	0.74	1.81	70.88	$420,849
1.28		0.73	0.73	0.73	0.42	37.25	$872,512
1.59		0.74	0.74	0.74	17.07	34.67	$1,345,680

Annual Report  |  27

Report of Independent Registered Public Accounting Firm

Thornburg International Value Fund  |  September 30, 2017

To the Trustees and Shareholders of

the Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg International Value Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

28  |  Annual Report

Expense Example

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,129.90	$6.93
Hypothetical*	$1,000.00	$1,018.56	$6.57

CLASS C SHARES

Actual	$1,000.00	$1,126.00	$10.78
Hypothetical*	$1,000.00	$1,014.93	$10.21

CLASS I SHARES

Actual	$1,000.00	$1,132.30	$4.80
Hypothetical*	$1,000.00	$1,020.57	$4.55

CLASS R3 SHARES

Actual	$1,000.00	$1,129.00	$7.74
Hypothetical*	$1,000.00	$1,017.80	$7.33

CLASS R4 SHARES

Actual	$1,000.00	$1,130.60	$6.67
Hypothetical*	$1,000.00	$1,018.81	$6.32

CLASS R5 SHARES

Actual	$1,000.00	$1,131.70	$5.29
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R6 SHARES

Actual	$1,000.00	$1,132.50	$4.21
Hypothetical*	$1,000.00	$1,021.12	$3.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.02%; I: 0.90%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  29

Trustees and Officers

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30  |  Annual Report

Trustees and Officers, Continued

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  31

Trustees and Officers, Continued

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32  |  Annual Report

Other Information

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For tax year ended September 30, 2017, dividends paid by Thornburg International Value Fund of $53,438,727 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 2.52% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid is $128,051,976 and $11,031,227, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single

Annual Report  |  33

Other Information, Continued

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s investment performance to a fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories and to two broad-based securities indices, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to mutual fund categories created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of two Fund share classes to the fee levels and expenses for fund peer groups selected by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund categories, the level of total expense for one share class was comparable to one category median and higher than the median of a second category, the same share class was comparable to the averages of both categories, and that the level of total expense for a second share class was lower than the median and average levels of total expense for both categories. Peer group data showed that the Fund’s advisory fee level was comparable to median levels for the peer groups, and that the total expense levels for both Fund share classes were comparable to the median levels for their respective peer groups.

34  |  Annual Report

Other Information, Continued

Thornburg International Value Fund  |  September 30, 2017 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  35

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  37

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH078

Annual Report September 30, 2017 THORNBURG CORE GROWTH FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Core Growth Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

October 13, 2017

Dear Fellow Shareholder:

For the year ended September 30, 2017, Thornburg Core Growth Fund returned 15.02% for Class A shares (without sales charge), underperforming its benchmark, the Russell 3000 Growth Index, which returned 21.87%. On September 30, 2017, the NAV per Class A share was $32.46.

The last year was an interesting one for the market and for the world. The beginning of the period was heavily influenced by the U.S. presidential election. Stocks drifted lower into the election and then posted a strong rally as investors embraced the possibilities of a business friendly administration and the potential for tax breaks, fiscal stimulus, and decreased regulation. The rally continued – despite U.S. government gridlock – due primarily to strong fundamentals in the U.S. and globally. A bit of a synchronized global expansion has taken hold and we are seeing the impact on company fundamentals. The result has been an earnings-driven rally.

Thornburg Core Growth Fund’s strongest performance came from our investments in the financials sector. We don’t currently own traditional banks or insurance companies, but we did have interest-rate-sensitive growth companies like SVB Financial Group, Charles Schwab, and asset manager Affiliated Managers Group. Consumer staples was also an area of strength for us, which is a bit unusual. It was a weak sector for the market but we had strong performance from stocks like Monster Beverage and Walmart. The biggest drags on the portfolio were our industrials and health care exposures. Both sectors’ challenges came down to a couple of stocks that were particularly weak. For industrials, it was industrial lighting company Acuity and, for health care, device maker Dexcom detracted.

Top contributors to performance included:

SVB Financial Group – Silicon Valley Bank primarily lends to companies pursuing high-growth opportunities and is a beneficiary of increased interest rates. Following the 2016 U.S. presidential election, interest rates rose as the market anticipated higher gross domestic product, inflation, and loan growth. SVB is very well positioned in this environment as it can earn a higher return on its large interest-free deposit base.

Apple, Inc. – Apple shares recovered as the market began to appreciate the potential of Apple’s latest iPhone to drive replacement cycle demand in developed markets and penetration gains in emerging markets. Apple demonstrated good execution throughout the year in its non-iPhone devices and software businesses. The combination confirmed our view that Apple shares were undervalued given the durability of its franchise and earnings power.

PayPal Holdings, Inc. – Paypal is a digital and mobile payments platform. The firm has established a very strong position for two secular trends: the shift from cash to digital payments and the move toward mobile payments. PayPal is also exposed to a strong network effect in its global payments platform, where accelerating growth drives increasing scale, and vice versa. The stock remains a top holding.

Visa, Inc. – Visa is the largest card network and payment processor in the world, and a long-time Thornburg Core Growth Fund holding. Visa reported consistent results during the year and showed a modest acceleration in volume growth, which led to a re-rating of the stock.

Facebook, Inc. – Facebook continued to monetize its 2 billion monthly active user base and 800 million monthly active Instagram user base, generating about 50% year-over-year revenue growth during the fiscal year. The potential remains for continued revenue growth, as Facebook’s value to advertising partners allowed them to increase ad prices by 24% from the prior year while their user base continues to grow.

Top detractors to performance included:

DexCom, Inc. – DexCom is a medical device maker focused on continuous glucose monitoring systems for diabetes patients. The stock was roughly flat for the majority of the period but declined significantly following the U.S. Food and Drug Administration’s announcement that it had approved a competitor device for broader use than analysts expected. This opened it up to compete with DexCom for Medicare reimbursement. Although this is a negative development for the stock, we felt the market reaction was too severe given the superiority of DexCom’s product compared to the new entrant. We used the decline as an opportunity to add to the stock.

Acuity Brands, Inc. – Acuity is the leader in lighting solutions for the commercial construction market in North America. For the year, Acuity’s primary market experienced a significant slowdown and growth rates were lower than expected across all industry players. The long-term thesis remains compelling as it is likely many years before LED lighting is fully penetrated.

Under Armour – Under Armour is one of the largest performance apparel and footwear makers globally. In the first quarter of 2017, management announced a consecutive reduction in profitability and also took down revenue growth expectations, coinciding with the departure of the Chief Financial Officer after less than a year in that role. The company continues to face headwinds in a challenging U.S. retail environment and slowing brand momentum. Consequently, we sold our position.

Newell Brands, Inc. – Newell is a consumer products conglomerate offering a broad range of brands from Rubbermaid plastic products to Yankee Candles. Investors lost confidence in light of the Toys R Us bankruptcy (Newell owns Graco, a Toys R Us supplier). We believe Newell has a strong collection of brands, the opportunity to cut costs in their business, and the benefit of being channel agnostic (online/offline). We continue to hold and find the valuation attractive at these levels.

Chipotle Mexican Grill, Inc. – Chipotle continued to experience food safety issues during the year, with the stock falling considerably following reports of a norovirus outbreak at one of its restaurants. Although the stock had shown signs of recovery, with restaurant-level margins improving and better cost management at the corporate level, same-store-sales comparisons continue to disappoint, likely due to once-loyal customers defecting to other chains amid food safety concerns.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

Over the life of the Fund we have held true to our philosophy and process, which tends to favor quality growth stocks, smaller capitalization ranges, long-term secular themes, and idiosyncratic opportunities. We remain bullish about the prospects of the individual companies we have identified through our bottom-up process.

Thank you for investing alongside us in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 12/27/00)
Without sales charge	15.02%	7.08%	11.18%	4.60%	6.26%

With sales charge	9.85%	5.44%	10.16%	4.12%	5.97%
Class C Shares (Incep: 12/27/00)
Without sales charge	14.18%	6.27%	10.34%	3.81%	5.43%

With sales charge	13.18%	6.27%	10.34%	3.81%	5.43%

Class I Shares (Incep: 11/3/03)	15.53%	7.51%	11.64%	5.07%	8.83%

Class R3 Shares (Incep: 7/1/03)	14.95%	6.97%	11.07%	4.53%	9.03%

Class R4 Shares (Incep: 2/1/07)	15.04%	7.08%	11.19%	4.63%	5.25%

Class R5 Shares (Incep: 10/3/05)	15.54%	7.52%	11.65%	5.06%	7.73%

Russell 3000 Growth Index (Since 12/27/00)	21.87%	12.65%	15.18%	9.03%	5.50%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.40%; C shares, 2.16%; I shares, 1.05%; R3 shares, 1.81%; R4 shares, 1.86%; R5 shares, 1.30%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Annual Report

Fund Summary

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Visa, Inc.	4.0%
FleetCor Technologies, Inc.	3.8%
Facebook, Inc.	3.1%
Alphabet, Inc. Class C	3.1%
Nevro Corp.	3.0%
Las Vegas Sands Corp.	3.0%
Apple, Inc.	2.5%
Affiliated Managers Group, Inc.	2.5%
Wal-Mart Stores, Inc.	2.5%
Nielsen Holdings plc	2.5%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	37.8%
Consumer Discretionary	20.1%
Health Care	14.9%
Industrials	6.7%
Consumer Staples	6.4%
Financials	4.6%
Materials	3.9%
Energy	3.1%
Other Assets Less Liabilities	2.5%

TOP TEN INDUSTRY GROUPS

Software & Services	31.2%
Retailing	12.2%
Health Care Equipment & Services	7.9%
Pharma, Biotech & Life Sciences	7.1%
Technology Hardware & Equipment	4.4%
Capital Goods	4.3%
Consumer Services	4.1%
Food, Beverage & Tobacco	4.0%
Materials	3.9%
Energy	3.1%

COUNTRY EXPOSURE*

(percent of equity holdings)

United States	90.5%
Israel	1.8%
Germany	1.7%
United Kingdom	1.6%
Ireland	1.6%
France	1.5%
Argentina	1.4%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report  |  7

Schedule of Investments

Thornburg Core Growth Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 97.52%

	BANKS — 2.14%
	Banks — 2.14%
a	SVB Financial Group	72,713	$13,603,875

			13,603,875

	CAPITAL GOODS — 4.26%
	Electrical Equipment — 2.22%
	Acuity Brands, Inc.	82,674	14,160,403
	Industrial Conglomerates — 2.04%
	General Electric Co.	536,800	12,979,824

			27,140,227

	COMMERCIAL & PROFESSIONAL SERVICES — 2.46%
	Professional Services — 2.46%
	Nielsen Holdings plc	377,700	15,655,665

			15,655,665

	CONSUMER DURABLES & APPAREL — 2.01%
	Household Durables — 2.01%
	Newell Brands, Inc.	300,523	12,823,316

			12,823,316

	CONSUMER SERVICES — 4.07%
	Hotels, Restaurants & Leisure — 4.07%
a	Chipotle Mexican Grill, Inc.	22,521	6,932,639
	Las Vegas Sands Corp.	296,200	19,004,192

			25,936,831

	DIVERSIFIED FINANCIALS — 2.47%
	Capital Markets — 2.47%
	Affiliated Managers Group, Inc.	82,971	15,750,385

			15,750,385

	ENERGY — 3.13%
	Oil, Gas & Consumable Fuels — 3.13%
a	Concho Resources, Inc.	77,309	10,183,141
	Pioneer Natural Resources Co.	65,924	9,726,427

			19,909,568

	FOOD & STAPLES RETAILING — 2.47%
	Food & Staples Retailing — 2.47%
	Wal-Mart Stores, Inc.	200,947	15,701,999

			15,701,999

	FOOD, BEVERAGE & TOBACCO — 3.96%
	Beverages — 2.45%
a	Monster Beverage Corp.	282,313	15,597,793
	Food Products — 1.51%
a	Blue Buffalo Pet Products	339,800	9,633,330

			25,231,123

	HEALTH CARE EQUIPMENT & SERVICES — 7.85%
	Health Care Equipment & Supplies — 5.77%
a	DexCom, Inc.	255,928	12,521,278
a	Inogen, Inc.	52,994	5,039,729
a	Nevro Corp.	210,983	19,174,135
	Health Care Providers & Services — 2.08%
a	DaVita, Inc.	223,098	13,249,790

			49,984,932

8  |  Annual Report

Schedule of Investments, Continued

Thornburg Core Growth Fund  |  September 30, 2017

		SHARES	VALUE
	MATERIALS — 3.85%
	Chemicals — 3.85%
	CF Industries Holdings, Inc.	404,001	$14,204,675
	Monsanto Co.	86,300	10,340,466

			24,545,141

	MEDIA — 1.80%
	Media — 1.80%
	Comcast Corp.	297,118	11,433,101

			11,433,101

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.09%
	Biotechnology — 5.45%
a	Alexion Pharmaceuticals, Inc.	99,946	14,021,425
a	Alkermes plc	189,692	9,643,941
	Gilead Sciences, Inc.	136,300	11,043,026
	Pharmaceuticals — 1.64%
	Bayer AG	76,500	10,424,893

			45,133,285

	RETAILING — 12.17%
	Internet & Direct Marketing Retail — 6.91%
a	Amazon.com, Inc.	14,976	14,397,178
	Expedia, Inc.	79,931	11,505,268
a	Netflix, Inc.	43,274	7,847,740
a	priceline.com, Inc.	5,594	10,241,607
	Multiline Retail — 3.27%
	Dollar General Corp.	133,220	10,797,481
a	Dollar Tree, Inc.	115,300	10,010,346
	Specialty Retail — 1.99%
	The TJX Companies, Inc.	172,100	12,688,933

			77,488,553

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.16%
	Semiconductors & Semiconductor Equipment — 2.16%
a	Cavium, Inc.	208,418	13,743,083

			13,743,083

	SOFTWARE & SERVICES — 31.25%
	Information Technology Services — 10.03%
a	FleetCor Technologies, Inc.	155,207	24,021,387
a	PayPal Holdings, Inc.	223,430	14,306,223
	Visa, Inc.	242,429	25,513,228
	Internet Software & Services — 13.05%
a	Alphabet, Inc. Class C	20,392	19,558,171
	Auto Trader Group plc	1,880,946	9,892,831
a	Criteo SA ADR	224,905	9,333,558
a	Facebook, Inc.	114,662	19,592,296
a	Wix.com Ltd.	153,000	10,993,050
a	Zillow Group, Inc. Class C	341,854	13,745,949
	Software — 8.17%
a	Globant S.A.	220,936	8,852,905
a	Proofpoint, Inc.	119,017	10,380,663
a	ServiceNow, Inc.	102,694	12,069,626
a	Splunk, Inc.	140,874	9,358,260
a	Workday, Inc.	107,725	11,353,138

			198,971,285

	TECHNOLOGY HARDWARE & EQUIPMENT — 4.38%
	Communications Equipment — 1.90%
a	Palo Alto Networks, Inc.	84,202	12,133,508

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Core Growth Fund  |  September 30, 2017

		SHARES	VALUE
	Technology, Hardware, Storage & Peripherals — 2.48%
	Apple, Inc.	102,350	$15,774,182

			27,907,690

	TOTAL COMMON STOCK (Cost $457,420,948)		620,960,059

	SHORT TERM INVESTMENTS — 2.37%
b	Thornburg Capital Management Fund	1,505,934	15,059,338

	TOTAL SHORT TERM INVESTMENTS (Cost $15,059,338)		15,059,338

	TOTAL INVESTMENTS — 99.89% (Cost $472,480,286)		$636,019,397

	OTHER ASSETS LESS LIABILITIES — 0.11%		720,804

	NET ASSETS — 100.00%		$636,740,201

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	4,908,697	29,998,471	33,401,234	1,505,934	$15,059,338	$417,640	$–	$–

Total non-controlled affiliated issuers - 2.37% of net assets					$15,059,338	$417,640	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Annual Report

Statement of Assets and Liabilities

Thornburg Core Growth Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $457,420,948)	$620,960,059
Non-controlled affiliated issuer (cost $15,059,338)	15,059,338
Receivable for investments sold	3,130,503
Receivable for fund shares sold	1,943,203
Dividends receivable	163,175
Dividend and interest reclaim receivable	1,089
Prepaid expenses and other assets	27,893

Total Assets	641,285,260

LIABILITIES

Payable for investments purchased	3,189,385
Payable for fund shares redeemed	498,747
Payable to investment advisor and other affiliates (Note 4)	624,760
Accounts payable and accrued expenses	232,167

Total Liabilities	4,545,059

NET ASSETS	$636,740,201

NET ASSETS CONSIST OF

Accumulated net investment loss	$(3,468,659)
Net unrealized appreciation on investments	163,538,973
Accumulated net realized gain (loss)	(179,280,859)
Net capital paid in on shares of beneficial interest	655,950,746

$636,740,201

Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg Core Growth Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($187,062,538 applicable to 5,762,740 shares of beneficial interest outstanding - Note 5)	$32.46

Maximum sales charge, 4.50% of offering price	1.53

Maximum offering price per share	$33.99

Class C Shares:
Net asset value and offering price per share* ($130,165,451 applicable to 4,578,807 shares of beneficial interest outstanding - Note 5)	$28.43

Class I Shares:
Net asset value, offering and redemption price per share ($234,921,741 applicable to 6,775,579 shares of beneficial interest outstanding - Note 5)	$34.67

Class R3 Shares:
Net asset value, offering and redemption price per share ($47,063,573 applicable to 1,457,071 shares of beneficial interest outstanding - Note 5)	$32.30

Class R4 Shares:
Net asset value, offering and redemption price per share ($5,329,999 applicable to 163,558 shares of beneficial interest outstanding - Note 5)	$32.59

Class R5 Shares:
Net asset value, offering and redemption price per share ($32,196,899 applicable to 929,594 shares of beneficial interest outstanding - Note 5)	$34.64

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg Core Growth Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers	$3,429,936
Non-controlled affiliated issuer	417,640

Total Income	3,847,576

EXPENSES

Investment advisory fees (Note 4)	5,441,393
Administration fees (Note 4)
Class A Shares	235,276
Class C Shares	175,721
Class I Shares	105,537
Class R3 Shares	62,567
Class R4 Shares	6,974
Class R5 Shares	16,877
Distribution and service fees (Note 4)
Class A Shares	469,995
Class C Shares	1,403,762
Class R3 Shares	249,983
Class R4 Shares	13,813
Transfer agent fees
Class A Shares	206,232
Class C Shares	170,728
Class I Shares	172,502
Class R3 Shares	139,930
Class R4 Shares	20,886
Class R5 Shares	110,169
Registration and filing fees
Class A Shares	17,800
Class C Shares	17,449
Class I Shares	28,792
Class R3 Shares	16,196
Class R4 Shares	19,375
Class R5 Shares	18,506
Custodian fees (Note 2)	82,739
Professional fees	46,485
Accounting fees (Note 4)	19,165
Trustee fees	25,606
Other expenses	78,705

Total Expenses	9,373,163

Less:
Expenses reimbursed by investment advisor (Note 4)	(447,970)

Net Expenses	8,925,193

Net Investment Loss	$(5,077,617)

Annual Report  |  13

Statement of Operations, Continued

Thornburg Core Growth Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer Investments	$74,018,031
Foreign currency transactions	(7,876)

74,010,155

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer Investments	18,445,647
Foreign currency translations	(138)

18,445,509

Net Realized and Unrealized Gain	92,455,664

Net Increase in Net Assets Resulting from Operations	$87,378,047

See notes to financial statements.

14  |  Annual Report

Statements of Changes in Net Assets

Thornburg Core Growth Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income (loss)	$(5,077,617)	$(7,401,668)
Net realized gain (loss) on investments and foreign currency transactions	74,010,155	9,780,002
Net unrealized appreciation (depreciation) on investments and foreign currency translations	18,445,509	43,558,418

Net Increase in Net Assets Resulting from Operations	87,378,047	45,936,752

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(38,160,794)	(50,041,105)
Class C Shares	(44,372,259)	(30,801,495)
Class I Shares	5,746,285	(58,233,894)
Class R3 Shares	(15,580,646)	(18,964,601)
Class R4 Shares	(2,258,476)	(3,465,547)
Class R5 Shares	(11,221,929)	(9,684,705)

Net Decrease in Net Assets	(18,469,772)	(125,254,595)

NET ASSETS

Beginning of Year	655,209,973	780,464,568

End of Year	$636,740,201	$655,209,973

Accumulated net investment loss	$(3,468,659)	$(5,729,963)

See notes to financial statements.

Annual Report  |  15

Notes to Financial Statements

Thornburg Core Growth Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$474,630,587

Gross unrealized appreciation on a tax basis	$174,505,736
Gross unrealized depreciation on a tax basis	(13,116,926)

Net unrealized appreciation (depreciation) on investments (tax basis)	$161,388,810

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

Temporary book tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2017, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to December 31, 2016 through September 30, 2017 of $3,460,783. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $7,876. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $177,130,558 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

During the year ended September 30, 2017, the Fund utilized $49,862,617 of capital loss carryforwards generated prior to October 1, 2011.

In order to account for permanent book to tax differences, the Fund decreased the accumulated net investment loss by $7,338,921, decreased the accumulated net realized gain (loss) by $7,876, and decreased the net capital paid in on shares of beneficial interest by $7,346,797. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses) and nondeductible operating losses.

At September 30, 2017, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$620,960,059	$620,960,059	$–	$–
Short Term Investments	15,059,338	15,059,338	–	–

Total Investments in Securities	$636,019,397	$636,019,397	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2017 was 0.865% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $19,165 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $11,270 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,847 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $126,308 for Class I shares, $171,271 for Class R3 shares, $33,515 for Class R4 shares, and $116,876 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 9.7%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	528,036	$16,129,664	492,618	$13,190,882
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(1,824,517)	(54,290,458)	(2,413,586)	(63,231,987)

Net decrease	(1,296,481)	$(38,160,794)	(1,920,968)	$(50,041,105)

Class C Shares
Shares sold	156,108	$4,025,557	406,148	$9,771,822
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(1,847,158)	(48,397,816)	(1,741,483)	(40,573,317)

Net decrease	(1,691,050)	$(44,372,259)	(1,335,335)	$(30,801,495)

Class I Shares
Shares sold	1,507,646	$48,394,315	927,799	$26,349,638
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(1,350,791)	(42,648,030)	(3,162,309)	(84,583,532)

Net increase (decrease)	156,855	$5,746,285	(2,234,510)	$(58,233,894)

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Core Growth Fund  |  September 30, 2017

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	208,990	$6,187,881	286,391	$7,559,165
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(737,733)	(21,768,527)	(1,003,594)	(26,523,766)

Net decrease	(528,743)	$(15,580,646)	(717,203)	$(18,964,601)

Class R4 Shares
Shares sold	86,518	$2,612,583	203,623	$5,252,801
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(163,743)	(4,871,059)	(330,597)	(8,718,348)

Net decrease	(77,225)	$(2,258,476)	(126,974)	$(3,465,547)

Class R5 Shares
Shares sold	170,920	$5,460,302	173,654	$4,899,966
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(529,696)	(16,682,231)	(519,703)	(14,584,671)

Net decrease	(358,776)	$(11,221,929)	(346,049)	$(9,684,705)

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $418,410,690 and $493,906,816, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22  |  Annual Report

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Annual Report  |  23

Financial Highlights

Thornburg Core Growth Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$28.22	(0.24)	4.48	4.24	–	–	–	$32.46
2016(b)	$26.09	(0.27)	2.40	2.13	–	–	–	$28.22
2015(b)	$26.44	(0.26)	(0.09)	(0.35)	–	–	–	$26.09
2014(b)	$24.35	(0.28)	2.37	2.09	–	–	–	$26.44
2013(b)	$19.11	(0.21)	5.45	5.24	–	–	–	$24.35

CLASS C SHARES

2017	$24.90	(0.41)	3.94	3.53	–	–	–	$28.43
2016	$23.20	(0.41)	2.11	1.70	–	–	–	$24.90
2015	$23.69	(0.42)	(0.07)	(0.49)	–	–	–	$23.20
2014	$21.98	(0.43)	2.14	1.71	–	–	–	$23.69
2013	$17.38	(0.34)	4.94	4.60	–	–	–	$21.98

CLASS I SHARES

2017	$30.01	(0.12)	4.78	4.66	–	–	–	$34.67
2016	$27.64	(0.17)	2.54	2.37	–	–	–	$30.01
2015	$27.90	(0.16)	(0.10)	(0.26)	–	–	–	$27.64
2014	$25.59	(0.18)	2.49	2.31	–	–	–	$27.90
2013	$19.99	(0.12)	5.72	5.60	–	–	–	$25.59

CLASS R3 SHARES

2017	$28.10	(0.27)	4.47	4.20	–	–	–	$32.30
2016	$26.01	(0.29)	2.38	2.09	–	–	–	$28.10
2015	$26.39	(0.29)	(0.09)	(0.38)	–	–	–	$26.01
2014	$24.33	(0.31)	2.37	2.06	–	–	–	$26.39
2013	$19.11	(0.22)	5.44	5.22	–	–	–	$24.33

CLASS R4 SHARES

2017	$28.33	(0.24)	4.50	4.26	–	–	–	$32.59
2016	$26.19	(0.27)	2.41	2.14	–	–	–	$28.33
2015	$26.54	(0.26)	(0.09)	(0.35)	–	–	–	$26.19
2014	$24.44	(0.28)	2.38	2.10	–	–	–	$26.54
2013	$19.18	(0.20)	5.46	5.26	–	–	–	$24.44

CLASS R5 SHARES

2017	$29.98	(0.12)	4.78	4.66	–	–	–	$34.64
2016	$27.61	(0.17)	2.54	2.37	–	–	–	$29.98
2015	$27.87	(0.16)	(0.10)	(0.26)	–	–	–	$27.61
2014	$25.56	(0.18)	2.49	2.31	–	–	–	$27.87
2013	$19.97	(0.12)	5.71	5.59	–	–	–	$25.56

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Annual Report

Financial Highlights, Continued

Thornburg Core Growth Fund

RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)	TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

(0.79)	1.40	1.40	1.40	15.02	72.03	$187,062
(1.00)	1.40	1.40	1.40	8.16	86.24	$199,178
(0.93)	1.39	1.39	1.39	(1.32)	96.02	$234,284
(1.06)	1.40	1.40	1.40	8.58	100.62	$277,099
(1.01)	1.45	1.45	1.45	27.42	91.92	$279,483

(1.56)	2.16	2.16	2.16	14.18	72.03	$130,165
(1.76)	2.16	2.16	2.16	7.33	86.24	$156,115
(1.69)	2.15	2.15	2.15	(2.07)	96.02	$176,422
(1.81)	2.14	2.14	2.14	7.78	100.62	$200,664
(1.76)	2.20	2.20	2.20	26.47	91.92	$182,999

(0.37)	0.99	0.99	1.05	15.53	72.03	$234,922
(0.59)	0.99	0.99	1.05	8.57	86.24	$198,658
(0.53)	0.99	0.99	1.05	(0.93)	96.02	$244,691
(0.65)	0.99	0.99	1.03	9.03	100.62	$251,122
(0.55)	0.99	0.99	1.02	28.01	91.92	$191,358

(0.90)	1.50	1.50	1.84	14.95	72.03	$47,064
(1.10)	1.50	1.50	1.81	8.04	86.24	$55,809
(1.05)	1.50	1.50	1.79	(1.44)	96.02	$70,310
(1.16)	1.50	1.50	1.80	8.47	100.62	$90,788
(1.06)	1.50	1.50	1.79	27.32	91.92	$95,545

(0.80)	1.40	1.40	2.00	15.04	72.03	$5,330
(1.00)	1.40	1.40	1.86	8.17	86.24	$6,821
(0.94)	1.40	1.40	1.82	(1.32)	96.02	$9,632
(1.06)	1.40	1.40	1.77	8.59	100.62	$11,306
(0.96)	1.40	1.40	1.79	27.42	91.92	$10,277

(0.38)	0.99	0.99	1.34	15.54	72.03	$32,197
(0.59)	0.99	0.99	1.30	8.58	86.24	$38,629
(0.54)	0.99	0.99	1.24	(0.93)	96.02	$45,126
(0.65)	0.99	0.99	1.28	9.04	100.62	$61,818
(0.55)	0.99	0.99	1.12	27.99	91.92	$62,146

Annual Report  |  25

Report of Independent Registered Public Accounting Firm

Thornburg Core Growth Fund  |  September 30, 2017

To the Trustees and Shareholders of

the Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Core Growth Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

26  |  Annual Report

Expense Example

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,084.20	$7.28
Hypothetical*	$1,000.00	$1,018.08	$7.05

CLASS C SHARES

Actual	$1,000.00	$1,080.20	$11.25
Hypothetical*	$1,000.00	$1,014.26	$10.89

CLASS I SHARES

Actual	$1,000.00	$1,086.50	$5.18
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R3 SHARES

Actual	$1,000.00	$1,083.90	$7.82
Hypothetical*	$1,000.00	$1,017.56	$7.57

CLASS R4 SHARES

Actual	$1,000.00	$1,084.50	$7.30
Hypothetical*	$1,000.00	$1,018.06	$7.07

CLASS R5 SHARES

Actual	$1,000.00	$1,086.60	$5.18
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 2.16%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  27

Trustees and Officers

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28  |  Annual Report

Trustees and Officers, Continued

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  29

Trustees and Officers, Continued

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30  |  Annual Report

Other Information

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements,

Annual Report  |  31

Other Information, Continued

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a mutual fund category created by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to the performance from the perspective of longer term shareholders. The Trustees had previously asked for and received explanations from the Advisor respecting the reasons for the Fund’s underperformance relative to some measures in certain periods, and considered the Advisor’s past success in rectifying underperformance by other funds. The Trustees found the explanations satisfactory, and noted in this year’s evaluation the improvement in the Fund’s relative investment performance in the year since their receipt of those explanations. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole were satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was higher than the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second share class was comparable to the median and lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each of two peer groups but that this level was comparable to other funds in the peer groups. The total expense level of one share class was higher than the median of its peer group and at the top of its peer group, while a second share class was higher than the median of its peer group but comparable to other funds in the peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different

32  |  Annual Report

Other Information, Continued

Thornburg Core Growth Fund  |  September 30, 2017 (Unaudited)

categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided to the Trustees demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  33

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH082

Annual Report September 30, 2017 THORNBURG INTERNATIONAL GROWTH FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg International Growth Fund

Annual Report  |  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

October 16, 2017

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2017, Thornburg International Growth Fund returned 24.12% for Class A shares (without sales charge), outperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 17.68%. On September 30, 2017, the net asset value per Class A share was $23.85.

We are pleased to deliver positive returns on both an absolute and relative basis this fiscal year. It has been an interesting year. It was marked by a surprising presidential election outcome in the U.S., rising U.S. interest rates, a technology selloff, concerns of rising global populism, a French election result that markets cheered and, more recently, the most synchronized period of global economic expansion we have seen since the financial crisis. A wide range of macro-economic indicators suggest a healthy backdrop for global growth, and we have seen this translate into improving growth prospects for many corporates as well. Both domestic and international indices have enjoyed positive returns, but with growth dynamics stronger internationally, we saw international equities outperform U.S. equities for the first time since 2012 and only the second time since 2009.

We are also pleased that during this period we marked the 10th anniversary of the Fund on February 1, 2017. Reflecting upon the past 10 years, it has been a period where domestic indices have considerably outperformed their international peers. Despite a less than favorable backdrop, as of September 30, 2017, Thornburg International Growth Fund has been able to deliver performance of 8.00% on an annualized basis since inception (A shares without sales charge), exceeding not only our benchmark’s return of 3.38% but also the 7.63% return for the S&P 500. As we have seen over long periods of time, leadership tends to ebb and flow between markets. With international economies in the midst of a broad-based upswing and perhaps the early phases of an extended expansion, we believe the portfolio is well positioned and remain excited about the long-term prospects of the stocks we own.

During the year, some of the top performing sectors for the Fund were information technology, consumer discretionary and health care. Technology was the best performing sector in the benchmark and the Fund saw a tailwind to returns from being overweight in it. Consumer staples was a relatively poor performing sector; however, we benefitted as we were not only underweight, but also realized positive underlying stock selection. Within health care, the Fund was about equal weight with the benchmark but effective stock selection helped drive favorable returns here as well. Conversely, one of our worst-performing sectors was industrials, but it was a relatively modest headwind. Geographically, we saw good results out of the United Kingdom and the Eurozone. Japan and Latin America were slight laggards for the period.

A weaker U.S. dollar over the period augmented the returns of our non-U.S. holdings. We were largely unhedged foreign currencies during the year, thus we captured nearly all of this positive benefit. We employ currency hedging as a risk mitigation tool rather than as a means to actively enhance returns. Generally our default approach is not to hedge currencies, but we will engage in hedging if the cost is low and if we believe it serves to reduce portfolio risk.

Contributors and Detractors

Leading contributors to performance for the period included Paysafe Group plc, Wirecard AG, Worldpay Group plc, Galaxy Entertainment Group Ltd. and Tencent Holdings Ltd.

Paysafe is an online payments processor and mobile wallet operator. It recently accepted an all-cash offer from a consortium of private equity bidders (Blackstone Group and CVC Capital) to be acquired. The deal is pending customary approval conditions, but we anticipate closing within the next quarter or two.

Wirecard is a payments company based in Germany that focuses largely on online transactions. The stock has been a long-term holding of the Fund and continues to benefit from the secular tailwind of payments activity moving from offline toward online and digital forms. Recent consolidation in the European payments space has led to an upward re-rating of the valuation multiple over the past year.

Worldpay is a U.K.-based online payments processor. During the year, U.S. payments company Vantiv announced its intention to acquire Worldpay in a combined cash and stock deal at an approximately 30% premium.

Galaxy Entertainment is a leading casino operator in Macau. A resurgence in visitation to the region has led to an increase in gross gaming revenues. In recent years, Macanese operators added a number of new resorts and attractions to the market, including Galaxy. Chinese tourists were attracted to the variety and quality of Galaxy’s newest property, allowing it to realize gains in market share and strong earnings growth.

Tencent is the largest online gaming and social media platform in China. Solid execution on the gaming side of the business, including successful new game launches, as well as impressive advertising revenue growth, have resulted in strong stock performance. We see Tencent as a wide-moat business whose success is due to its highly integrated platform of online services and its ability to grow and monetize its user base by providing rich and tailored experiences.

Primary detractors to performance this period were Rakuten Inc., Line Corp., AmorePacific Corp., Allergan plc and Domino’s Pizza Enterprises Ltd.

Rakuten is an internet services company based in Japan with businesses spanning e-commerce, online video, mobile messaging and fintech. Rakuten reported a series of weaker-than-expected margins in their domestic e-commerce business, signifying increased competitive pressure. The worsening fundamental outlook for the company led us to exit the position.

Line is the leading mobile messaging platform in Japan, Thailand and Taiwan. The stock fell as revenues failed to meet consensus expectations for multiple quarters due to a combination of weakness in the games business and slower than expected monetization of the ads segment.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

AmorePacific is a Korean cosmetics and skin care products company. At the beginning of the fiscal year, the Chinese government restricted tourism travel to South Korea as a retaliatory move for the deployment of a U.S.-backed THAAD missile system on South Korean soil. With the majority of its revenues generated from Chinese consumers, we believed the restriction would greatly reduce earnings power and sold the stock.

Allergan is an Ireland-domiciled, global pharmaceuticals company. More-rapid-than-expected volume erosion of some of their legacy products caused the company to miss earnings estimates. We decided to redeploy our capital elsewhere and exited the holding.

Domino’s Pizza Enterprises is based in Australia, but operates and franchises restaurants in a variety of other countries as well, including New Zealand, France, Japan and Germany. The stock declined as same-store-sales growth moderated, missing company guidance. Although disappointed by recent results, we believe the long-term opportunity remains attractive as Domino’s Pizza remains under penetrated in Europe with the potential to roughly triple the store base over time. We also like that the business is capital light, highly cash generative and online ordering initiatives that have been successful in boosting same-store-sales growth in other parts of the world have yet to be fully embraced by their consumers.

Over the life of the Fund we have managed through various market cycles and have consistently adhered to a repeatable process and philosophy that employs rigorous, bottom-up fundamental analysis and seeks to invest in great businesses that are undervalued by the markets for their long-term growth potential. This means we tend to favor quality growth stocks, smaller capitalization ranges, long-term secular themes and idiosyncratic opportunities. This approach results in a less correlated, high active share portfolio that has delivered in the past, and we believe can continue to deliver, compelling risk-adjusted returns.

We thank you for investing alongside us in Thornburg International Growth Fund.

Sincerely,

Greg Dunn Managing Director Portfolio Manager	Sean Koung Sun, CFA Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 2/1/07)
Without sales charge	24.12%	9.60%	10.36%	6.16%	8.00%

With sales charge	18.51%	7.93%	9.35%	5.67%	7.54%
Class C Shares (Incep: 2/1/07)
Without sales charge	23.22%	8.77%	9.52%	5.42%	7.24%

With sales charge	22.22%	8.77%	9.52%	5.42%	7.24%

Class I Shares (Incep: 2/1/07)	24.66%	10.05%	10.80%	6.68%	8.55%

Class R3 Shares (Incep: 2/1/08)	24.07%	9.51%	10.25%	-	6.86%

Class R4 Shares (Incep: 2/1/08)	24.19%	9.61%	10.37%	-	6.97%

Class R5 Shares (Incep: 2/1/08)	24.68%	10.05%	10.80%	-	7.39%

Class R6 Shares (Incep: 2/1/13)	24.82%	10.16%	-	-	9.70%

MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	17.68%	6.43%	7.87%	1.89%	3.38%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.39%; C shares, 2.15%; I shares, 1.00%; R3 shares, 2.04%; R4 shares, 1.68%; R5 shares, 1.21%; R6 shares, 1.39%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Active Share – A measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

6  |  Annual Report

Fund Summary

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Paysafe Group plc	4.4%
Bayer AG	3.3%
Worldpay Group plc	3.0%
Wirecard AG	2.8%
Galaxy Entertainment Group Ltd.	2.8%
MasterCard, Inc.	2.8%
Domino’s Pizza Group plc	2.5%
Fresenius Medical Care AG & Co.	2.4%
YOOX S.p.A	2.3%
Nielsen Holdings plc	2.2%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	31.2%
Consumer Discretionary	22.8%
Health Care	13.3%
Consumer Staples	11.4%
Financials	5.9%
Industrials	5.4%
Energy	2.0%
Other Assets Less Liabilities	8.0%

TOP TEN INDUSTRY GROUPS

Software & Services	30.2%
Consumer Services	12.0%
Retailing	10.7%
Food, Beverage & Tobacco	8.8%
Pharma, Biotech & Life Sciences	7.2%
Health Care Equipment & Services	6.0%
Commercial & Professional Services	5.4%
Diversified Financials	3.8%
Banks	2.1%
Energy	2.0%

COUNTRY EXPOSURE*

(percent of equity holdings)

United Kingdom	26.0%
China	13.3%
Germany	11.4%
France	9.2%
United States	6.6%
Japan	3.6%
Netherlands	3.5%
Ireland	3.4%
Mexico	3.2%
Sweden	3.0%
India	2.8%
Australia	2.6%
Italy	2.6%
Russia	1.9%
Brazil	1.8%
Spain	1.8%
Macao	1.7%
Denmark	1.1%
Costa Rica	0.7%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report  |  7

Schedule of Investments

Thornburg International Growth Fund  |  September 30, 2017

	SHARES	VALUE

COMMON STOCK — 91.75%

BANKS — 2.10%
Banks — 1.14%
ING Groep N.V.	880,530	$16,234,900
Thrifts & Mortgage Finance — 0.96%
Housing Development Finance Corp. Ltd.	516,469	13,680,657

		29,915,557

COMMERCIAL & PROFESSIONAL SERVICES — 5.41%
Commercial Services & Supplies — 1.89%
Edenred	993,577	27,009,108
Professional Services — 3.52%
Bureau Veritas SA	718,847	18,551,137
Nielsen Holdings plc	763,800	31,659,510

		77,219,755

CONSUMER SERVICES — 12.01%
Hotels, Restaurants & Leisure — 12.01%
Alsea S.A.B. de C.V.	3,337,630	12,313,124
Domino’s Pizza Enterprises Ltd.	237,272	8,527,841
Domino’s Pizza Group plc	8,488,756	35,285,026
Evolution Gaming Group AB	196,407	12,515,222
Galaxy Entertainment Group Ltd.	5,684,834	40,025,842
Merlin Entertainments plc	3,064,462	18,293,910
MGM China Holdings Ltd.	9,144,400	21,913,970
Sands China Ltd.	4,319,400	22,477,292

		171,352,227

DIVERSIFIED FINANCIALS — 3.80%
Capital Markets — 3.80%
Hargreaves Lansdown plc	674,929	13,385,186
Japan Exchange Group, Inc.	1,087,013	19,233,440
St. James’s Place plc	1,406,706	21,601,930

		54,220,556

ENERGY — 2.03%
Oil, Gas & Consumable Fuels — 2.03%
Royal Dutch Shell plc	957,900	28,948,880

		28,948,880

FOOD & STAPLES RETAILING — 0.66%
Food & Staples Retailing — 0.66%
PriceSmart, Inc.	105,586	9,423,551

		9,423,551

FOOD, BEVERAGE & TOBACCO — 8.77%
Beverages — 2.03%
Fomento Economico Mexicano SAB de CV ADR	304,033	29,044,272
Food Products — 3.28%
Danone SA	272,601	21,383,566
Kerry Group plc	264,034	25,367,511
Tobacco — 3.46%
British American Tobacco plc	423,071	26,486,263
ITC Ltd.	5,784,561	22,838,921

		125,120,533

8  |  Annual Report

Schedule of Investments, Continued

Thornburg International Growth Fund  |  September 30, 2017

		SHARES	VALUE
	HEALTH CARE EQUIPMENT & SERVICES — 6.03%
	Health Care Equipment & Supplies — 3.68%
	Coloplast A/S	175,368	$14,232,765
	ConvaTec Ltd.	4,872,206	17,882,254
	Essilor International SA	164,500	20,365,769
	Health Care Providers & Services — 2.35%
	Fresenius Medical Care AG & Co.	343,373	33,590,771

			86,071,559

	HOUSEHOLD & PERSONAL PRODUCTS — 1.93%
	Personal Products — 1.93%
	KOSE Corp.	240,100	27,504,012

			27,504,012

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.22%
	Biotechnology — 3.00%
a	Alkermes plc	383,644	19,504,461
	Grifols S.A.	803,110	23,397,682
	Pharmaceuticals — 4.22%
	Bayer AG	345,827	47,126,922
	Yunnan Baiyao Group Co., Ltd.	958,969	13,093,648

			103,122,713

	RETAILING — 10.72%
	Internet & Direct Marketing Retail — 8.89%
a	ASOS plc	227,309	18,138,568
a	Boozt AB	1,524,227	13,895,058
a	Ctrip.com International, Ltd. ADR	345,331	18,212,757
a	priceline.com, Inc.	8,364	15,312,978
a	YOOX S.p.A	852,698	33,428,862
a	Zalando SE	556,411	27,883,188
	Multiline Retail — 1.83%
	B&M European Value Retail S.A.	5,036,820	26,160,425

			153,031,836

	SOFTWARE & SERVICES — 30.17%
	Information Technology Services — 14.65%
	Cielo S.A.	3,373,806	23,414,191
	MasterCard, Inc.	282,534	39,893,801
a	Paysafe Group plc	7,980,596	62,292,514
	Wirecard AG	442,606	40,494,425
	Worldpay Group plc	7,871,677	42,930,532
	Internet Software & Services — 15.52%
a	Alibaba Group Holding Ltd. ADR	153,514	26,513,403
	Auto Trader Group plc	5,868,976	30,867,865
a	Baidu, Inc. ADR	119,590	29,621,247
	carsales.com Ltd.	2,572,600	25,890,261
a	Criteo SA ADR	480,057	19,922,366
a	Just Eat plc	3,023,351	27,082,863
a	NetEnt AB	1,619,085	12,563,220
	Tencent Holdings Ltd.	548,000	23,585,130
a	Yandex NV	774,051	25,504,980

			430,576,798

	TECHNOLOGY HARDWARE & EQUIPMENT — 0.90%
	Electronic Equipment, Instruments & Components — 0.90%
	Ingenico S.A.	135,068	12,802,881

			12,802,881

	TOTAL COMMON STOCK (Cost $977,622,388)		1,309,310,858

Annual Report  |  9

Schedule of Investments, Continued

Thornburg International Growth Fund  |  September 30, 2017

		SHARES	VALUE

	SHORT TERM INVESTMENTS — 7.95%
b	Thornburg Capital Management Fund	11,340,745	$113,407,454

	TOTAL SHORT TERM INVESTMENTS (Cost $113,407,454)		113,407,454

	TOTAL INVESTMENTS — 99.70% (Cost $1,091,029,842)		$1,422,718,312

	OTHER ASSETS LESS LIABILITIES — 0.30%		4,340,338

	NET ASSETS — 100.00%		$1,427,058,650

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	14,196,332	60,329,012	63,184,599	11,340,745	$113,407,454	$540,076	$–	$–

Total non-controlled affiliated issuers - 7.95% of net assets					$113,407,454	$540,076	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Annual Report

Statement of Assets and Liabilities

Thornburg International Growth Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $977,622,388)	$1,309,310,858
Non-controlled affiliated issuer (cost $113,407,454)	113,407,454
Cash denominated in foreign currency (cost $1,047,691)	1,048,836
Receivable for fund shares sold	3,515,542
Dividends receivable	1,499,491
Dividend and interest reclaim receivable	857,656
Prepaid expenses and other assets	41,310

Total Assets	1,429,681,147

LIABILITIES

Payable for investments purchased	1,506
Payable for fund shares redeemed	920,812
Payable to investment advisor and other affiliates (Note 4)	1,068,146
Deferred taxes payable (Note 2)	119,703
Accounts payable and accrued expenses	511,013
Dividends payable	1,317

Total Liabilities	2,622,497

NET ASSETS	$1,427,058,650

NET ASSETS CONSIST OF

Undistributed net investment income	$358,459
Net unrealized appreciation on investments	331,596,127
Accumulated net realized gain (loss)	38,243,819
Net capital paid in on shares of beneficial interest	1,056,860,245

$1,427,058,650

Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg International Growth Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($121,988,723 applicable to 5,115,126 shares of beneficial interest outstanding - Note 5)	$23.85

Maximum sales charge, 4.50% of offering price	1.12

Maximum offering price per share	$24.97

Class C Shares:
Net asset value and offering price per share* ($90,689,155 applicable to 4,030,732 shares of beneficial interest outstanding - Note 5)	$22.50

Class I Shares:
Net asset value, offering and redemption price per share ($1,128,804,170 applicable to 46,109,614 shares of beneficial interest outstanding - Note 5)	$24.48

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,524,520 applicable to 444,895 shares of beneficial interest outstanding - Note 5)	$23.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($17,200,066 applicable to 724,949 shares of beneficial interest outstanding - Note 5)	$23.73

Class R5 Shares:
Net asset value, offering and redemption price per share ($45,591,103 applicable to 1,857,619 shares of beneficial interest outstanding - Note 5)	$24.54

Class R6 Shares:
Net asset value, offering and redemption price per share ($12,260,913 applicable to 498,581 shares of beneficial interest outstanding - Note 5)	$24.59

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg International Growth Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,078,613)	$18,195,003
Non-controlled affiliated issuer	540,076

Total Income	18,735,079

EXPENSES

Investment advisory fees (Note 4)	10,645,012
Administration fees (Note 4)
Class A Shares	153,975
Class C Shares	107,342
Class I Shares	479,736
Class R3 Shares	13,113
Class R4 Shares	38,924
Class R5 Shares	24,694
Class R6 Shares	2,668
Distribution and service fees (Note 4)
Class A Shares	306,690
Class C Shares	857,132
Class R3 Shares	52,470
Class R4 Shares	77,762
Transfer agent fees
Class A Shares	177,050
Class C Shares	107,225
Class I Shares	808,568
Class R3 Shares	42,252
Class R4 Shares	161,047
Class R5 Shares	153,206
Class R6 Shares	2,891
Registration and filing fees
Class A Shares	27,204
Class C Shares	24,302
Class I Shares	40,443
Class R3 Shares	16,735
Class R4 Shares	16,733
Class R5 Shares	17,297
Class R6 Shares	18,451
Custodian fees (Note 2)	332,156
Professional fees	93,545
Accounting fees (Note 4)	40,184
Trustee fees	51,794
Other expenses	199,240

Total Expenses	15,089,841

Less:
Expenses reimbursed by investment advisor (Note 4)	(648,350)
Investment advisory fees waived by investment advisor (Note 4)	(98,031)

Net Expenses	14,343,460

Net Investment Income	$4,391,619

Annual Report  |  13

Statement of Operations, Continued

Thornburg International Growth Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $51,236)	$53,728,596
Forward currency contracts (Note 7)	1,370,067
Foreign currency transactions	(846,556)

54,252,107

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,778,028)	206,670,164
Forward currency contracts (Note 7)	760,089
Foreign currency translations	42,492

207,472,745

Net Realized and Unrealized Gain	261,724,852

Net Increase in Net Assets Resulting from Operations	$266,116,471

See notes to financial statements.

14  |  Annual Report

Statements of Changes in Net Assets

Thornburg International Growth Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$4,391,619	$4,511,895
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions, and capital gain taxes	54,252,107	24,307,955
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	207,472,745	86,211,614

Net Increase in Net Assets Resulting from Operations	266,116,471	115,031,464

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(33,259)	(112,705)
Class I Shares	(2,772,232)	(4,259,877)
Class R3 Shares	–	(5,726)
Class R4 Shares	(1,560)	(31,291)
Class R5 Shares	(109,111)	(283,521)
Class R6 Shares	(39,079)	(28,260)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(68,891,176)	(65,549,535)
Class C Shares	(24,825,716)	(16,163,708)
Class I Shares	(105,022,196)	(128,357,590)
Class R3 Shares	(4,722,550)	(3,755,415)
Class R4 Shares	(29,943,271)	(146,856)
Class R5 Shares	(29,956,856)	(6,042,851)
Class R6 Shares	2,247,588	1,241,489

Net Increase (Decrease) in Net Assets	2,047,053	(108,464,382)

NET ASSETS

Beginning of Year	1,425,011,597	1,533,475,979

End of Year	$1,427,058,650	$1,425,011,597

Undistributed (distribution in excess of) net investment income	$358,459	$(365,815)

See notes to financial statements.

Annual Report  |  15

Notes to Financial Statements

Thornburg International Growth Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,092,828,881

Gross unrealized appreciation on a tax basis	$337,292,608
Gross unrealized depreciation on a tax basis	(7,403,177)

Net unrealized appreciation (depreciation) on investments (tax basis)	$329,889,431

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

During the year ended September 30, 2017, the Fund utilized $8,924,572 of short-term capital loss carryforwards generated after September 30, 2011.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $712,104, decreased accumulated net realized gain by $4,621,102, and increased net capital paid in on shares of beneficial interest by $5,333,206. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investment, foreign capital gain taxes, and equalization of undistributed capital gains to shareholders.

At September 30, 2017, the Fund had $358,459 of undistributed tax basis ordinary investment income and $40,042,858 of undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$2,955,241	$4,721,380
Capital gains	–	–

Total	$2,955,241	$4,721,380

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,309,310,858	$1,309,310,858	$–	$–
Short Term Investments	113,407,454	113,407,454	–	–

Total Investments in Securities	$1,422,718,312	$1,422,718,312	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(1,506)	$(1,506)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2017 was 0.834% of the Fund’s average net assets (before applicable management fee waiver of $98,031).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $40,184 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $21,672 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,588 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares, Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $98,031. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $3,022 for Class A shares, $1,877 for Class C shares, $284,185 for Class I shares, $59,660 for Class R3 shares, $133,929 for Class R4 shares, $141,666 for Class R5 shares, and $24,011 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 3.0%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,524,481	$32,559,158	2,522,328	$47,142,292
Shares issued to shareholders in reinvestment of dividends	1,301	30,926	5,384	103,750
Shares repurchased	(5,218,623)	(101,481,260)	(6,144,717)	(112,795,577)

Net decrease	(3,692,841)	$(68,891,176)	(3,617,005)	$(65,549,535)

Class C Shares
Shares sold	476,447	$9,727,710	870,906	$15,660,814
Shares issued to shareholders in reinvestment of dividends	–	–	–	–
Shares repurchased	(1,848,320)	(34,553,426)	(1,821,172)	(31,824,522)

Net decrease	(1,371,873)	$(24,825,716)	(950,266)	$(16,163,708)

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	14,858,952	$318,552,650	18,510,440	$347,208,152
Shares issued to shareholders in reinvestment of dividends	109,759	2,578,227	213,288	3,990,511
Shares repurchased	(21,227,762)	(426,153,073)	(25,673,584)	(479,556,253)

Net decrease	(6,259,051)	$(105,022,196)	(6,949,856)	$(128,357,590)

Class R3 Shares
Shares sold	134,140	$2,780,591	301,326	$5,450,951
Shares issued to shareholders in reinvestment of dividends	–	–	239	4,567
Shares repurchased	(375,435)	(7,503,141)	(512,912)	(9,210,933)

Net decrease	(241,295)	$(4,722,550)	(211,347)	$(3,755,415)

Class R4 Shares
Shares sold	371,414	$7,282,773	603,840	$10,997,045
Shares issued to shareholders in reinvestment of dividends	30	703	1,168	22,375
Shares repurchased	(1,792,234)	(37,226,747)	(610,484)	(11,166,276)

Net decrease	(1,420,790)	$(29,943,271)	(5,476)	$(146,856)

Class R5 Shares
Shares sold	618,222	$13,028,340	1,019,836	$19,060,679
Shares issued to shareholders in reinvestment of dividends	4,628	109,043	14,800	277,832
Shares repurchased	(2,123,484)	(43,094,239)	(1,328,309)	(25,381,362)

Net decrease	(1,500,634)	$(29,956,856)	(293,673)	$(6,042,851)

Class R6 Shares
Shares sold	1,356,236	$26,361,838	136,593	$2,564,302
Shares issued to shareholders in reinvestment of dividends	1,659	39,079	1,501	28,260
Shares repurchased	(1,155,373)	(24,153,329)	(71,190)	(1,351,073)

Net increase	202,522	$2,247,588	66,904	$1,241,489

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $740,977,916 and $969,680,768, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE

SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund  |  September 30, 2017

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $97,721,951.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

As of September 30, 2017, the Fund did not have any outstanding forward currency contracts.

Forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$1,370,067	$1,370,067

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$760,089	$760,089

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  23

Financial Highlights

Thornburg International Growth Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF YEAR

CLASS A SHARES

2017(b)	$19.22	(0.01)	4.65	4.64	(0.01)	–	(0.01)	$23.85
2016(b)	$17.78	– (c)	1.45	1.45	(0.01)	–	(0.01)	$19.22
2015(b)	$19.10	(0.01)	(0.33)	(0.34)	–	(0.98)	(0.98)	$17.78
2014(b)	$20.54	0.02	(0.89)	(0.87)	–	(0.57)	(0.57)	$19.10
2013(b)	$15.78	(0.01)	4.77	4.76	–	–	–	$20.54

CLASS C SHARES

2017	$18.26	(0.13)	4.37	4.24	–	–	–	$22.50
2016	$17.01	(0.13)	1.38	1.25	–	–	–	$18.26
2015	$18.45	(0.14)	(0.32)	(0.46)	–	(0.98)	(0.98)	$17.01
2014	$20.01	(0.13)	(0.86)	(0.99)	–	(0.57)	(0.57)	$18.45
2013	$15.49	(0.14)	4.66	4.52	–	–	–	$20.01

CLASS I SHARES

2017	$19.69	0.10	4.75	4.85	(0.06)	–	(0.06)	$24.48
2016	$18.20	0.08	1.49	1.57	(0.08)	–	(0.08)	$19.69
2015	$19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51
2013	$16.04	0.07	4.85	4.92	–	–	–	$20.96

CLASS R3 SHARES

2017	$19.07	(0.01)	4.60	4.59	–	–	–	$23.66
2016	$17.66	– (c)	1.42	1.42	(0.01)	–	(0.01)	$19.07
2015	$18.99	(0.02)	(0.33)	(0.35)	–	(0.98)	(0.98)	$17.66
2014	$20.46	– (c)	(0.90)	(0.90)	–	(0.57)	(0.57)	$18.99
2013	$15.73	(0.03)	4.76	4.73	–	–	–	$20.46

CLASS R4 SHARES

2017	$19.11	0.01	4.61	4.62	– (e)	–	–	$23.73
2016	$17.68	0.01	1.43	1.44	(0.01)	–	(0.01)	$19.11
2015	$19.00	0.02	(0.36)	(0.34)	–	(0.98)	(0.98)	$17.68
2014	$20.45	0.01	(0.89)	(0.88)	–	(0.57)	(0.57)	$19.00
2013	$15.70	(0.01)	4.76	4.75	–	–	–	$20.45

CLASS R5 SHARES

2017	$19.73	0.08	4.79	4.87	(0.06)	–	(0.06)	$24.54
2016	$18.25	0.09	1.47	1.56	(0.08)	–	(0.08)	$19.73
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55
2013	$16.07	0.07	4.87	4.94	–	–	–	$21.01

CLASS R6 SHARES

2017	$19.77	0.09	4.81	4.90	(0.08)	–	(0.08)	$24.59
2016	$18.29	0.11	1.47	1.58	(0.10)	–	(0.10)	$19.77
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59
2013(f)	$17.54	0.46	3.05	3.51	–	–	–	$21.05

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Net investment income (Loss) is less than 0.01%.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Effective date of this class of shares was February 1, 2013.
(g)	Annualized.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Annual Report

Financial Highlights, Continued

Thornburg International Growth Fund

RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
			EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

(0.05)	1.42		1.42		1.43		24.12	60.88	$121,989
0.03	1.39		1.39		1.39		8.23	104.60	$169,248
(0.06)	1.42		1.42		1.42		(2.01)	92.01	$220,897
0.07	1.33		1.33		1.33		(4.46)	106.18	$508,044
(0.06)	1.41		1.41		1.42		30.16	89.17	$580,194

(0.69)	2.15		2.15		2.16		23.22	60.88	$90,689
(0.73)	2.15		2.15		2.15		7.35	104.60	$98,633
(0.77)	2.20		2.20		2.20		(2.72)	92.01	$108,062
(0.65)	2.09		2.09		2.09		(5.19)	106.18	$146,399
(0.81)	2.15		2.15		2.17		29.18	89.17	$116,453

0.50	0.99		0.99		1.03		24.66	60.88	$1,128,804
0.45	0.99		0.99		1.00		8.63	104.60	$1,030,921
0.47	0.99		0.99		1.01		(1.58)	92.01	$1,079,791
0.47	0.98		0.98		0.98		(4.09)	106.18	$1,171,032
0.38	0.99		0.99		1.04		30.67	89.17	$737,536

(0.03)	1.50		1.50		2.08		24.07	60.88	$10,525
(0.02)	1.50		1.50		2.04		8.03	104.60	$13,086
(0.13)	1.50		1.50		1.98		(2.03)	92.01	$15,851
– (d)	1.50		1.50		1.86		(4.63)	106.18	$22,739
(0.15)	1.50		1.50		2.01		30.07	89.17	$13,982

0.07	1.40		1.40		1.84		24.19	60.88	$17,200
0.04	1.40		1.40		1.68		8.17	104.60	$40,999
0.10	1.40		1.40		1.65		(1.97)	92.01	$38,038
0.04	1.39		1.39		1.63		(4.53)	106.18	$38,575
(0.04)	1.38		1.38		1.68		30.25	89.17	$26,441

0.40	0.99		0.99		1.28		24.68	60.88	$45,591
0.45	0.99		0.99		1.21		8.56	104.60	$66,271
0.46	0.99		0.99		1.20		(1.53)	92.01	$66,646
0.46	0.99		0.99		1.18		(4.15)	106.18	$69,217
0.35	0.99		0.99		1.22		30.74	89.17	$43,209

0.44	0.89		0.89		1.03		24.82	60.88	$12,261
0.60	0.89		0.89		1.34		8.65	104.60	$5,854
0.66	0.89		0.89		1.43		(1.43)	92.01	$4,191
0.58	0.89		0.89		1.34		(4.05)	106.18	$3,950
2.21 (g)	0.89	(g)	0.89	(g)	11.83	(g)(h)	20.01	89.17	$2,553

Annual Report  |  25

Report of Independent Registered Public Accounting Firm

Thornburg International Growth Fund

To the Trustees and Shareholders of

the Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg International Growth Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

26  |   Annual Report

Expense Example

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,185.10	$7.74
Hypothetical*	$1,000.00	$1,017.99	$7.14

CLASS C SHARES

Actual	$1,000.00	$1,180.50	$11.67
Hypothetical*	$1,000.00	$1,014.37	$10.78

CLASS I SHARES

Actual	$1,000.00	$1,187.50	$5.42
Hypothetical*	$1,000.00	$1,020.11	$5.01

CLASS R3 SHARES

Actual	$1,000.00	$1,184.80	$8.21
Hypothetical*	$1,000.00	$1,017.55	$7.58

CLASS R4 SHARES

Actual	$1,000.00	$1,185.40	$7.67
Hypothetical*	$1,000.00	$1,018.05	$7.08

CLASS R5 SHARES

Actual	$1,000.00	$1,187.30	$5.43
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R6 SHARES

Actual	$1,000.00	$1,188.10	$4.83
Hypothetical*	$1,000.00	$1,020.65	$4.46

†	Expenses are equal to the annualized expense ratio for each class (A: 1.41%; C: 2.13%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.88%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  27

Trustees and Officers

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28  |  Annual Report

Trustees and Officers, Continued

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  29

Trustees and Officers, Continued

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30  |  Annual Report

Other Information

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg International Growth Fund of $2,955,241 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 12.99% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid is $18,691,413 and $1,129,851, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  31

Other Information, Continued

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the nine calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund category, the level of total expense for one share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second share class was lower than the median and average levels

32  |  Annual Report

Other Information, Continued

Thornburg International Growth Fund  |  September 30, 2017 (Unaudited)

for the category. Peer group data showed that the Fund’s advisory fee level was at least comparable to the median levels of the two fund peer groups, the total expense level for one of the share classes was comparable to the median level of its peer group, and the total expense level of the second share class was lower than the median level for its peer group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  33

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1539

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Investment Income Builder Fund

Annual Report  |  September 30, 2017

Table of Contents

Letter to Shareholders	4

The Dividend Landscape	7

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663

Class I, R3, R4, R5, and Class R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

October 27, 2017

Dear Fellow Shareholder of Thornburg Investment Income Builder:

This letter will highlight the basic results of your Fund’s investment activities for the six- and twelve-month periods ended September 30, 2017, which is the end of the Fund’s fiscal year. In addition, we will comment on the overall investment landscape, which continues to evolve.

Thornburg Investment Income Builder Fund paid dividends of $0.845 per Class A share in the twelve months ended September 30, 2017, up 5.3% from the $0.803 cents per share paid in the comparable prior-year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class A share increased by $1.68 per share during the 12-month period, from $19.82 to $21.50, giving a total return including dividends of 13.01% at NAV. The Fund’s total return for the six-month period ended September 30, 2017 was 7.10%.

For the fiscal year ended September 30, 2017 Thornburg Investment Income Builder Fund underperformed the blended index of 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index (total return of 13.4%). Performance relative to indices for all share classes over various periods is set forth on page 9.

The quarter ended September 30, 2017 was the 59th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 44 of these quarters the Fund delivered a positive total return. Your Fund has delivered positive total returns in 12 of its 14 calendar years of existence. As of September 30, 2017, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 9.5% since its inception.

We do not expect to pay any capital gain dividend for 2017. At September 30, 2017 the Fund had realized capital losses of more than $700 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Dividend increases from your Fund’s equity portfolio drove the year-over-year increase in the dividend paid by Thornburg Investment Income Builder, particularly a special dividend paid in the September quarter by China Mobile, the Fund’s largest single investment. The list below shows the year-over-year percentage changes in trailing 12-month dividends paid by the 10 largest equity positions in the Fund as of August 31, 2017:

Equity Holding	Trailing 12-Month Dividend % Increase (Reporting FX)
China Mobile	+126%
Orange SA	no change
JP Morgan Chase & co.	+9%
Atlantia SpA	+10%
CME Group	+12%
Royal Dutch Shell, plc	no change
NN Group N.V.	-5%
Taiwan Semiconductor	+17%
BT Group plc	+10%
Home Depot	+26%

In assessing the fiscal year 2017 total return performance of Thornburg Investment Income Builder, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the 12 months ended September 30, 2017. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index):

1.	The MSCI World Index showed a return of 18.17% for the 12 months ended September 30, 2017. All eleven index sectors showed positive total returns, with individual sector returns ranging from +33% (financials) to +2% (telecommunications). Stocks in the consumer discretionary, industrials, materials, and information technology sectors joined financials in outperforming the index. Stocks of firms in the energy, real estate, utilities, consumer staples and health care sectors joined telecommunications sector stocks in underperforming the index.

2.	Income Builder Fund investments in firms in the following sectors comprised the largest average sector weightings in the Fund portfolio during fiscal 2017:

•	financials (27% average Fund equity weighting)

•	telecommunications (20% average Fund equity weighting)

•	energy (9% average Fund equity weighting)

•	industrials (9% average Fund equity weighting)

•	consumer staples (7% average Fund equity weighting)

•	health care (7% average Fund equity weighting)

•	consumer discretionary (6% average Fund equity weighting)

•	information technology (5% average Fund equity weighting)

3.	The Fund’s performance relative to the MSCI World Index was hurt by comparative underperformance from our holdings in the telecommunications and information technology sectors, and helped by comparative outperformance from our holdings in the financial and energy sectors.

4.	In the Income Builder portfolio, 64 equity investments contributed positive returns of at least 0.05% (5 basis points) to the portfolio during fiscal 2017, considering both portfolio weights and individual security returns. Eleven of the Fund’s equity investments contributed negative returns of -0.05% or worse for the fiscal year, and two of these have been sold to fund other investments.

Investment Income Builder Fund’s bond holdings delivered positive returns during the fiscal year.

Your Fund’s average return from its investments in the financial sector significantly exceeded the performance of the equities in the finance sector of the MSCI World Index in fiscal 2017. Fund investments in JP Morgan Chase, CME Group, ING Group, NN Group, DBS Group Holdings, MFA Financial, and UBS Group were among the strongest performers in the portfolio. There were no significant detractors from fiscal 2017 portfolio performance among your Fund’s holdings in the financial sector. Why did these

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

financial sector investments perform well? There are company-specific reasons, but common underlying factors for most of these include gradual increases in short-term interest rates and improving operational efficiency.

Your Fund’s significant holdings in the telecommunications sector were the largest detractor from relative performance vis-à-vis the index. The U.K.’s BT Group, China Mobile, and CenturyLink in the U.S. delivered negative returns, accounting for most of the drag. Telenor, Africa’s MTN Group, and French multi-national Orange delivered positive returns, but these were insufficient to offset the performance laggards. We see expanding consumer and business demand for digital communications around the world, using both wireless and terrestrial networks. Your Fund’s communications services firms face varied competitive and regulatory landscapes. Each of these pay interesting dividends. You can expect us to focus on trying to hold our investments in those firms that we believe can grow their customer bases while managing operating expenses and capital budgets well enough to sustain and grow these dividends over time. In most geographies, there are a small number of competitors, relative to many other industries.

Your Fund’s investments in the industrials sector delivered strong performance in the year under review. Italian toll-road and airport operator Atlantia and French toll-road operator Vinci lead the way. Each of these was powered by improved levels of economic activity in Europe. French construction firm Bouygues and U.K. defense contractor BAE Systems also made positive contributions to portfolio performance.

Among Income Builder’s investments in the energy sector, Royal Dutch Shell, Canadian producer Suncor, refiner Valero Energy and Italy’s ENI each made significant positive contributions to portfolio performance in fiscal 2017. The price of oil rose by approximately 17% over the course of the fiscal year, providing a tailwind to share prices and dividend payment capacity for virtually all of your Fund’s energy sector investments. Global demand for oil and gas has increased, even as exploration and resource development budgets have been cut. We expect global oil prices to be sustained near current levels in the coming years unless investments to sustain aging fields and develop new resources are increased, or we see material improvements in new energy technologies.

The performance of Investment Income Builder’s holdings in the health care sector, while positive, lagged those of the health care sector of the index during the fiscal year. Novartis, Pfizer, Roche Holding, and Merck each generated positive returns and dividend growth, however, these returns lagged the sector and overall market averages. Political rhetoric has turned against for-profit health care firms. We have modestly reduced your Fund’s investment exposure to this sector.

Your Fund’s investments in the consumer discretionary sector lagged the performance contribution of this sector in the index portfolio in the fiscal year, entirely due to a lower portfolio weighting of equities from this sector. Home Depot, Las Vegas Sands, and media conglomerate Vivendi were solid positive contributors to portfolio performance. We sold the Vivendi position, as it de-emphasized the importance of dividend payments to shareholders. Target Corporation was a negative contributor to portfolio performance for the fiscal year. We sold the Fund’s entire position in this investment pending further evaluation of its prospects for success in a rapidly evolving U.S. retailing landscape.

Income Builder investments in the consumer staples sector delivered disappointing performance for the fiscal year. Share prices of Korea’s KT&G Corporation, and Dutch grocer Royal Ahold Delhaize each declined in fiscal 2017. Modest positive contributions from Nestle and CVS Health were insufficient to offset the negatives. We sold the Fund’s position in Ahold, but have added to our investment in KT&G.

Among other portfolio holdings, notable contributors included European utilities Electricite de France and ENEL, chemicals producer LyondellBasell, miner Norilsk Nickel and semiconductor maker Taiwan Semiconductor Manufacturing. Negative contributors included semiconductor developer Qualcomm, U.K. electrical grid operator National Grid, and institutional real estate manager Colony NorthStar.

After a sharp rise of more than 5% during the December 2016 quarter, the value of the U.S. dollar generally declined vis-à-vis major world currencies during the 2017 fiscal year, ending -2.5% lower versus a basket of these currencies for the year. We hedged a majority of the currency exposure to the Australian dollar, Japanese yen, Chinese Yuan, the euro and other European currencies tied to the euro. We are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges hurt your Fund’s performance relative to the index during the fiscal year, since we did not fully participate in the appreciation of foreign currencies against the U.S. dollar.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Bloomberg Barclays U.S. Aggregate Bond Index. Yields on U.S. government bonds with maturities between one and ten years rose by approximately 0.73% over the Fund’s fiscal year, with benchmark 10-year U.S. Treasury Note rates rising from 1.60% to 2.33%. Despite rising government bond yields, the FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields declined by 0.91% during the fiscal year, from 6.30% to 5.39%, indicating much reduced compensation for taking credit risk. The Fund’s bond portfolio has an effective duration of approximately 4.4 years as of September 30, 2017.

Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest bearing debt portion of the Fund’s portfolio has varied over time, ranging from around 10% currently to 45% at June 30, 2009.

Source: Bloomberg.

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

As of September 30th, the Fund portfolio included more than 90 bonds and hybrid securities.

Looking forward to 2018, investors are debating the future direction of the economies of China, Europe, various emerging markets, and the U.S. They consider potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration, and possible constructive policy actions following significant elections in France, Germany, and Japan. Many political and macroeconomic issues remain open. Importantly, overall global consumer spending is growing. Governmental spending is also growing. Most macroeconomic indicators around the world have positively surprised in the first three quarters of 2017, with the U.S. a relative laggard.

Owing to strong recent results, earnings expectations for the MSCI World Index for 2017 and 2018 have improved in most world markets, along with global economic growth expectations. These trends continue to support a rotation of investor preferences from more defensive debt and equity assets to more economically sensitive assets. It now appears that political gridlock will persist in Washington D.C., though the Fed has stepped up the pace of Federal funds target rate hikes. Most major central banks around the world continue to pursue very easy monetary conditions and extensive bond purchase programs, using money created from thin air to purchase these bonds. Offshore demand for U.S. dollar bonds remains strong, and the major central banks appear highly motivated to create additional inflation.

Easy money policies have increased the potential volatility of financial asset prices. Excess liquidity sloshes around from one theme to the next. We cannot be certain how long unconventional monetary policies will continue, or what consequences will result from any changes in course. We believe that our geographically diverse portfolio of cash generative equities and attractive yielding bonds with limited duration should prove resilient through changing conditions.

While low interest rates seen in recent years around the world are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 2.2% in 2009 to 0.7% in 2015, according to Statistics of Income published by the Internal Revenue Service.

Investors must consider other options. Banks have aggressively reduced yields on deposits, and money market fund yields remain well below 1%. A very large pool of investor dollars is looking for better returns elsewhere but in sensible investments. We are optimistic that the types of income producing investments owned by Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/IIB.

Best wishes for a wonderful holiday season and a happy 2018.

Sincerely,

Brian McMahon

Portfolio Manager

Chief Investment Officer and Managing Director

Jason Brady, CFA

Portfolio Manager

CEO, President, and Managing Director

Ben Kirby, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6  |  Annual Report

The Dividend Landscape

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Payout Ratio

Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”

by Robert J. Shiller, through 1998 (uses reported earnings).

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet as of 12/31/16

Past performance does not guarantee future results.

Annual Report  |  7

The Dividend Landscape, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

The Top 100 Dividend Yields

	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	43%	32%
Financials	15%	29%
Consumer Discretionary	14%	16%
Utilities	8%	3%
Energy	6%	7%
Industrials	3%	4%
Materials	3%	0%
Telecommunication Services	3%	3%
Consumer Staples	3%	3%
Information Technology	2%	1%
Health Care	0%	2%

Source: FactSet as of September 30, 2017.

Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of September 30, 2017.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 50% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 61% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

8  |  Annual Report

Performance Summary

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 12/24/02)
Without sales charge	13.01%	4.34%	7.28%	4.80%	9.68%

With sales charge	7.94%	2.75%	6.29%	4.32%	9.34%
Class C Shares (Incep: 12/24/02)
Without sales charge	12.19%	3.60%	6.52%	4.08%	9.01%

With sales charge	11.19%	3.60%	6.52%	4.08%	9.01%

Class I Shares (Incep: 11/3/03)	13.30%	4.67%	7.63%	5.14%	8.97%

Class R3 Shares (Incep: 2/1/05)	12.63%	4.02%	6.95%	4.51%	7.39%

Class R4 Shares (Incep: 2/1/08)	12.72%	4.10%	7.06%	-	5.40%

Class R5 Shares (Incep: 2/1/07)	13.22%	4.54%	7.50%	5.03%	6.20%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	7.65%

Blended Index (Since 12/24/02)	13.40%	6.54%	8.80%	4.50%	7.69%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.39%; C shares, 2.14%; I shares, 1.07%; R3 shares, 1.80%; R4 shares, 1.69%; R5 shares, 1.28%; R6 shares, 1.06%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.11%; R3 shares, 1.71%; R4 shares, 1.61%; R5 shares, 1.20%; R6 shares, 1.01%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 9/30/17 (A Shares): 2.84%

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index is comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annual Report  |  9

Fund Summary

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

PORTFOLIO COMPOSITION

TOP TEN EQUITY HOLDINGS

China Mobile Ltd.	4.0%
CME Group, Inc.	3.3%
JPMorgan Chase & Co.	3.2%
Orange SA	3.1%
Royal Dutch Shell plc ADR	3.0%
Atlantia S.p.A.	2.8%
NN Group NV	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
Electricite de France SA	2.0%
The Home Depot, Inc.	2.0%

SECTOR EXPOSURE

(percent of equity holdings)

Financials	26.9%
Telecommunication Services	19.5%
Energy	12.0%
Industrials	7.4%
Consumer Staples	7.0%
Health Care	6.9%
Information Technology	4.9%
Consumer Discretionary	4.7%
Utilities	4.4%
Real Estate	3.6%
Materials	2.7%
Other	0.1%

COUNTRY EXPOSURE*

(percent of Fund)

United States	38.2%
France	10.3%
Netherlands	8.5%
Switzerland	6.7%
Italy	6.6%
United Kingdom	5.8%
China	4.9%
Taiwan	2.9%
Singapore	2.2%
Russia	1.8%
Norway	1.7%
South Korea	1.1%
Spain	1.1%
Hong Kong	1.1%
Canada	1.0%
Australia	0.7%
South Africa	0.6%
Germany	0.5%
Thailand	0.4%
Jamaica	0.3%
Brazil	0.3%
Cayman Islands	0.3%
Luxembourg	0.3%
Liechtenstein	0.2%
Ireland	0.1%
Chile	0.1%
Japan	0.1%
Trinidad and Tobago	0.0%	**
Panama	0.0%	**
Other Assets Less Liabilities	2.1%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

10  |  Annual Report

Fund Summary, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

QUARTERLY DIVIDEND HISTORY, CLASS A

YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

EVOLUTION OF INDUSTRY GROUP EXPOSURE

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 9/30/17

Telecommunication Services	19.50%
Diversified Financials	12.90%
Energy	12.00%
Banks	9.10%
Pharma, Biotech & Life Sciences	6.90%
Semiconductors & Equipment	4.90%
Insurance	4.80%
Utilities	4.40%
Transportation	3.80%
Food & Staples Retailing	3.70%

As of 3/31/17

Telecommunication Services	20.70%
Diversified Financials	13.70%
Energy	8.30%
Pharma, Biotech & Life Sciences	7.90%
Banks	7.50%
Insurance	5.00%
Food & Staples Retailing	4.70%
Capital Goods	4.50%
Transportation	4.20%
Semiconductors & Equipment	4.20%

As of 6/30/17

Telecommunication Services	19.80%
Diversified Financials	13.40%
Energy	10.70%
Banks	10.30%
Pharma, Biotech & Life Sciences	6.70%
Insurance	4.70%
Semiconductors & Equipment	4.40%
Utilities	4.00%
Food & Staples Retailing	3.90%
Transportation	3.80%

As of 12/31/16

Telecommunication Services	21.00%
Diversified Financials	16.90%
Energy	9.10%
Banks	8.10%
Pharma, Biotech & Life Sciences	7.10%
Transportation	4.40%
Capital Goods	4.20%
Food & Staples Retailing	4.10%
Semiconductors & Equipment	4.00%
Retailing	3.90%

Annual Report  |  11

Schedule of Investments

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE

	COMMON STOCK — 89.64%

	AUTOMOBILES & COMPONENTS — 0.29%
	Automobiles — 0.29%
	Daimler AG	579,200	$46,187,040

			46,187,040

	BANKS — 8.17%
	Banks — 8.17%
	BNP Paribas SA	3,850,000	310,559,098
	DBS Group Holdings Ltd.	13,421,200	206,000,504
	ING Groep N.V.	14,117,500	260,293,466
	JPMorgan Chase & Co.	5,315,245	507,659,050
	Liechtensteinische Landesbank AG	615,947	30,945,238

			1,315,457,356

	CAPITAL GOODS — 3.22%
	Aerospace & Defense — 0.71%
	BAE Systems plc	13,559,800	114,744,331
	Construction & Engineering — 1.46%
	Ferrovial SA	3,178,900	69,976,790
	Vinci S.A.	1,737,795	165,133,606
	Industrial Conglomerates — 1.05%
	Hopewell Holdings Ltd.	30,726,340	119,969,452
	NWS Holdings Ltd.	25,000,000	48,709,611

			518,533,790

	CONSUMER SERVICES — 1.63%
	Hotels, Restaurants & Leisure — 1.63%
	Las Vegas Sands Corp.	4,085,000	262,093,600

			262,093,600

	DIVERSIFIED FINANCIALS — 11.58%
	Capital Markets — 8.23%
a	Apollo Investment Corp.	24,800,000	151,528,000
	Ares Capital Corp.	15,285,900	250,535,901
	CME Group, Inc.	3,900,000	529,152,000
a	Solar Capital Ltd.	4,607,900	99,714,956
	UBS Group AG	17,237,325	294,601,878
	Mortgage Real Estate Investment Trusts — 3.35%
	Chimera Investment Corp.	4,750,000	89,870,000
a	MFA Financial, Inc.	33,720,151	295,388,523
a	Two Harbors Investment Corp.	15,285,000	154,072,800

			1,864,864,058

	ENERGY — 10.74%
	Energy Equipment & Services — 0.22%
	Baker Hughes, a GE Co.	952,300	34,873,226
	Oil, Gas & Consumable Fuels — 10.52%
	China Petroleum & Chemical Corp.	160,000,000	119,821,803
	Eni S.p.A.	17,075,400	282,539,904
	Lukoil PJSC ADR	1,726,300	91,545,689
b,d	Malamute Energy, Inc.	12,439	130,610
	ONEOK, Inc.	3,604,400	199,719,804
	Royal Dutch Shell plc ADR	7,850,000	475,553,000
	Suncor Energy, Inc.	3,900,000	136,683,631
	Total SA	4,241,700	227,827,911
	Valero Energy Corp.	2,075,000	159,629,750

			1,728,325,328

	FOOD & STAPLES RETAILING — 3.35%
	Food & Staples Retailing — 3.35%
	CVS Health Corp.	3,218,400	261,720,288
	Walgreens Boots Alliance, Inc.	3,595,906	277,675,861

			539,396,149

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	FOOD, BEVERAGE & TOBACCO — 2.98%
	Food Products — 1.20%
	Nestle SA	2,301,900	$192,785,759
	Tobacco — 1.78%
	British American Tobacco plc	1,632,300	102,189,768
	KT&G Corp.	2,008,000	184,960,056

			479,935,583

	INSURANCE — 4.36%
	Insurance — 4.36%
	Assicurazioni Generali S.p.A.	3,578,500	66,655,825
	AXA S.A.	1,328,400	40,177,233
	Gjensidige Forsikring ASA	1,610,476	28,025,861
	Legal and General Group plc	42,968,500	149,644,607
	NN Group NV	9,973,500	417,401,870

			701,905,396

	MATERIALS — 2.44%
	Chemicals — 1.28%
	LyondellBasell Industries NV	2,077,000	205,726,850
	Metals & Mining — 1.16%
	Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	6,740,000	116,029,100
	Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	4,119,000	70,846,800

			392,602,750

	MEDIA — 0.32%
	Media — 0.32%
	Vivendi S.A.	2,062,268	52,209,008

			52,209,008

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.20%
	Pharmaceuticals — 6.20%
	Merck & Co., Inc.	4,687,687	300,152,598
	Novartis AG	3,478,400	297,784,231
	Pfizer, Inc.	2,786,517	99,478,657
	Roche Holding AG	1,175,400	300,055,641

			997,471,127

	REAL ESTATE — 3.20%
	Equity Real Estate Investment Trusts — 3.20%
	Colony Northstar, Inc.	7,462,000	93,722,720
	Crown Castle International Corp.	2,020,000	201,959,600
	Lamar Advertising Co.	1,658,220	113,637,817
a	Washington REIT	3,215,600	105,343,056

			514,663,193

	RETAILING — 2.03%
	Specialty Retail — 2.03%
	The Home Depot, Inc.	2,000,000	327,120,000

			327,120,000

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.37%
	Semiconductors & Semiconductor Equipment — 4.37%
	Advanced Semiconductor Engineering, Inc.	62,862,954	76,909,893
	Qualcomm, Inc.	4,603,700	238,655,808
	Taiwan Semiconductor Manufacturing Co., Ltd.	54,341,000	387,970,799

			703,536,500

Annual Report  |  13

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	TELECOMMUNICATION SERVICES — 17.42%
	Diversified Telecommunication Services — 11.54%
	AT&T, Inc.	6,104,800	$239,125,016
	BT Group plc	82,279,884	313,013,928
	CenturyLink, Inc.	4,727,200	89,344,080
	Jasmine Broadband Internet Infrastructure Fund	183,724,000	63,353,103
	Koninklijke KPN N.V.	63,168,500	216,884,029
	Orange SA	30,211,900	494,905,340
	Singapore Telecommunications Ltd.	55,641,215	150,542,415
	Telenor ASA	11,600,200	245,272,607
	Telstra Corp., Ltd.	16,136,000	44,173,196
	Wireless Telecommunication Services — 5.88%
	China Mobile Ltd.	63,038,574	638,729,983
	MTN Group Ltd.	10,663,810	97,968,032
	Vodafone Group plc	75,109,324	210,149,783

			2,803,461,512

	TRANSPORTATION — 3.41%
	Transportation Infrastructure — 3.41%
	Atlantia S.p.A.	14,346,202	452,888,925
	China Merchants Holdings International Co. Ltd.	7,464,830	23,030,161
	Sydney Airport	13,247,554	73,882,708

			549,801,794

	UTILITIES — 3.93%
	Electric Utilities — 3.66%
	Electricite de France SA	27,037,083	328,339,049
	Enel S.p.A.	32,639,400	196,547,365
	Terna Rete Elettrica Nazionale S.p.A.	10,874,721	63,518,720
	Multi-Utilities — 0.27%
	National Grid plc	3,510,999	43,499,994

			631,905,128

	TOTAL COMMON STOCK (Cost $12,218,034,614)		14,429,469,312

	PREFERRED STOCK — 0.34%

	BANKS — 0.06%
	Banks — 0.06%
c	First Tennessee Bank Pfd, 3.75%	12,000	9,661,126

			9,661,126

	DIVERSIFIED FINANCIALS — 0.02%
	Capital Markets — 0.02%
	Morgan Stanley Pfd, 4.00%	120,000	2,767,200

			2,767,200

	ENERGY — 0.08%
	Oil, Gas & Consumable Fuels — 0.08%
b	Crestwood Equity Partners LP	1,452,341	13,782,716

			13,782,716

	MISCELLANEOUS — 0.07%
	U.S. Government Agencies — 0.07%
	Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,002,500

			11,002,500

	TELECOMMUNICATION SERVICES — 0.11%
	Wireless Telecommunication Services — 0.11%
c	Centaur Funding Corp. Pfd, 9.08%	15,000	17,400,000

			17,400,000

	TOTAL PREFERRED STOCK (Cost $54,048,712)		54,613,542

14  |  Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE

	ASSET BACKED SECURITIES — 0.15%

	COMMERCIAL MTG TRUST — 0.01%
	Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.399%, 3/25/2034	$544,581	$445,214
c	Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.734%, 2/15/2029	2,000,000	2,011,241

			2,456,455

	OTHER ASSET BACKED — 0.07%
c	Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,102,592
c	JPR Royalty, LLC, 10.50%, 9/1/2020	5,000,000	2,500,000
c,d	Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 2.096%, 12/1/2037	1,881,250	1,774,019

			11,376,611

	RESIDENTIAL MTG TRUST — 0.07%
	Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 3.364%, 8/25/2033	109,104	82,059
	FBR Securitization Trust, Series 2005-2 Class M1, 1.957%, 9/25/2035	5,748,555	5,751,958
	Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 3.28%, 8/25/2034	4,104,693	3,700,162
	Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 1.557%, 11/25/2035	1,460,288	1,462,274

			10,996,453

	TOTAL ASSET BACKED SECURITIES (Cost $26,715,716)		24,829,519

	CORPORATE BONDS — 7.06%

	AUTOMOBILES & COMPONENTS — 0.03%
	Auto Components — 0.03%
c,e	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,472,000

			4,472,000

	BANKS — 0.07%
	Banks — 0.07%
c,e	Groupe BPCE, 12.50%, 8/29/2049	10,211,000	12,125,562

			12,125,562

	CAPITAL GOODS — 0.21%
	Aerospace & Defense — 0.06%
c	CBC Ammo, LLC, 7.25%, 11/15/2021	9,265,000	9,357,650
	Construction & Engineering — 0.10%
c	Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,882,600
	Machinery — 0.05%
	Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,909,370

			33,149,620

	CONSUMER SERVICES — 0.17%
	Diversified Consumer Services — 0.17%
c	Laureate Education, Inc., 8.25%, 5/1/2025	25,000,000	26,937,500

			26,937,500

	DIVERSIFIED FINANCIALS — 0.41%
	Consumer Finance — 0.05%
c	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,818,750
	Diversified Financial Services — 0.36%
	Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,640,213
c,e	CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	30,634,000	31,093,510
	JPMorgan Chase & Co., 7.90%, 12/29/2049	15,000,000	15,450,000
	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	5,460,746
c	TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	5,385,000	4,981,125

			66,444,344

	ENERGY — 2.37%
	Energy Equipment & Services — 0.06%
	Enviva Partners, LP, 8.50%, 11/1/2021	7,500,000	7,987,500
c,e,f	Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	11,640,133	1,164,013

Annual Report  |  15

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Oil, Gas & Consumable Fuels — 2.31%
c	Citgo Petroleum Corp., 6.25%, 8/15/2022	$27,000,000	$27,810,000
c	DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	5,462,500
	Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	10,779,918
	Energy Transfer Partners LP, 4.328%, 11/1/2066	13,820,000	12,472,550
	Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	14,624,800
c,e	Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,060,400
	HollyFrontier Corp., 5.875%, 4/1/2026	25,000,000	27,208,506
	Kinder Morgan Energy Partners LP, 5.00%, 3/1/2043	10,000,000	9,954,389
	Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	8,690,708
	Kinder Morgan Energy Partners LP, 5.80%, 3/15/2035	10,000,000	10,816,422
	Kinder Morgan, Inc., 5.55%, 6/1/2045	5,000,000	5,387,096
	Kinder Morgan, Inc., 5.30%, 12/1/2034	23,630,000	24,670,352
c,f	Linc Energy, 9.625%, 10/31/2017	16,148,704	670,171
	NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	18,540,000
c,e,f	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	19,146,870	6,845,006
	ONEOK Partners LP, 8.625%, 3/1/2019	8,000,000	8,687,028
c,e	Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,232,120
b,f	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	150,000
	Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,172,000	8,212,860
	Teppco Partners LP, 4.093%, 6/1/2067	7,000,000	6,794,133
	The Williams Companies, Inc., 5.75%, 6/24/2044	14,198,000	15,014,385
	The Williams Companies, Inc., 3.70%, 1/15/2023	29,129,000	28,983,355
	The Williams Companies, Inc., 4.55%, 6/24/2024	69,318,000	71,744,130
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	42,240,143

			381,202,485

	FOOD & STAPLES RETAILING — 0.05%
	Food & Staples Retailing — 0.05%
c	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,781,400

			7,781,400

	FOOD, BEVERAGE & TOBACCO — 0.14%
	Food Products — 0.04%
c,e	BRF S.A., 4.75%, 5/22/2024	6,000,000	6,074,400
	Tobacco — 0.10%
c	Vector Group Ltd., 6.125%, 2/1/2025	16,000,000	16,560,000

			22,634,400

	HOUSEHOLD & PERSONAL PRODUCTS — 0.05%
	Household Products — 0.05%
c	Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,893,750

			7,893,750

	INSURANCE — 0.57%
	Insurance — 0.57%
c,e	Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,260,000
	Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,011,875
	MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,175,950
c	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	17,820,000
c	National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,319,311
c,e	QBE Insurance Group Ltd., 7.50%, 11/24/2043	40,000,000	46,250,000

			91,837,136

	MATERIALS — 0.46%
	Chemicals — 0.20%
c,e	Consolidated Energy Finance S.A., 6.75%, 10/15/2019	4,330,000	4,405,775
c,e	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	13,000,000	13,633,750
c,e	Kissner Group Holdings, 8.375%, 12/1/2022	14,520,000	14,665,200
	Construction Materials — 0.17%
c,e	Cimpor Financial Operations B.V., 5.75%, 7/17/2024	15,855,000	14,923,519
	CRH America, Inc., 8.125%, 7/15/2018	12,000,000	12,573,580

16  |  Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE
	Metals & Mining — 0.09%
c	International Wire Group, Inc., 10.75%, 8/1/2021	$15,780,000	$14,557,050

			74,758,874

	MEDIA — 0.29%
	Media — 0.29%
c	EMI Music Publishing Ltd., 7.625%, 6/15/2024	5,000,000	5,562,500
c,e	SFR Group SA, 7.375%, 5/1/2026	23,480,000	25,358,400
	Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	15,207,377

			46,128,277

	REAL ESTATE — 0.07%
	Real Estate Management & Development — 0.07%
c,e	Avison Young (Canada), Inc., 9.50%, 12/15/2021	11,595,000	11,725,444

			11,725,444

	SOFTWARE & SERVICES — 0.11%
	Information Technology Services — 0.06%
c	Alliance Data Systems Corp., 5.375%, 8/1/2022	10,000,000	10,300,000
	Internet Software & Services — 0.05%
c,d	Yahoo!, Inc., 6.65%, 8/10/2026	6,497,537	7,329,222

			17,629,222

	TECHNOLOGY HARDWARE & EQUIPMENT — 0.04%
	Electronic Equipment, Instruments & Components — 0.04%
c	Harland Clarke Holdings, 8.375%, 8/15/2022	6,500,000	6,955,000

			6,955,000

	TELECOMMUNICATION SERVICES — 1.59%
	Diversified Telecommunication Services — 1.02%
e	Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	38,405,402
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,827,850
e	Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	113,107,963
c,e,f	Telemar Norte Leste SA, 0%, 10/23/2020	9,065,000	3,127,425
	Wireless Telecommunication Services — 0.57%
c,e	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	50,502,555
c,e	Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	30,412,610
c,e	VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	10,055,732

			255,439,537

	TRANSPORTATION — 0.11%
	Airlines — 0.11%
	American Airlines Group, Inc., 4.95%, 7/15/2024	3,884,480	4,161,560
c,e	Guanay Finance Ltd., 6.00%, 12/15/2020	10,567,494	10,831,681
	US Airways, 6.25%, 10/22/2024	1,837,938	2,063,085

			17,056,326

	UTILITIES — 0.32%
	Electric Utilities — 0.09%
	Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,100,361
	Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,198,437
	Multi-Utilities — 0.23%
	Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	5,413,136
c	Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	2,664,446
	NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	20,394,092
	Sempra Energy, 9.80%, 2/15/2019	7,750,000	8,544,264

			52,314,736

	TOTAL CORPORATE BONDS (Cost $1,015,262,529)		1,136,485,613

Annual Report  |  17

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

		SHARES/ PRINCIPAL AMOUNT	VALUE

	CONVERTIBLE BONDS — 0.04%

	DIVERSIFIED FINANCIALS — 0.04%
	Consumer Finance — 0.04%
	EZCORP, Inc., 2.125%, 6/15/2019	$6,733,000	$6,556,259

			6,556,259

	TOTAL CONVERTIBLE BONDS (Cost $6,496,368)		6,556,259

	MUNICIPAL BONDS — 0.02%
	San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	2,872,254

	TOTAL MUNICIPAL BONDS (Cost $2,509,411)		2,872,254

	OTHER GOVERNMENT — 0.05%
	Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	7,183,430

	TOTAL OTHER GOVERNMENT (Cost $12,711,127)		7,183,430

	LOAN PARTICIPATIONS — 0.63%

	COMMERCIAL & PROFESSIONAL SERVICES — 0.07%
	Professional Services — 0.07%
	RGIS Services, LLC, 8.83%, 12/29/2017	11,951,222	10,890,551
	ENERGY — 0.00%
	Oil, Gas & Consumable Fuels — 0.00%
[d]	Malamute Energy, Inc., 1.5%, 12/29/2017	212,641	212,641
	FOOD, BEVERAGE & TOBACCO — 0.04%
	Tobacco — 0.04%
	North Atlantic Holding Co., Inc., 7.32%, 12/19/2017	6,965,000	6,912,762
	MEDIA — 0.09%
	Media — 0.09%
	ABG Intermediate Holdings, 8.00%, 9/26/2025	15,000,000	15,075,000
	RETAILING — 0.15%
	Specialty Retail — 0.15%
	Redbox Automated Retail, LLC, 8.74%, 9/27/2021	24,500,000	24,622,500
	SOFTWARE & SERVICES — 0.06%
	Internet Software & Services — 0.06%
	CareerBuilder, LLC, 8.08%, 7/26/2023	10,000,000	9,750,000
	TECHNOLOGY HARDWARE & EQUIPMENT — 0.11%
	Electronic Equipment, Instruments & Components — 0.11%
	Harland Clarke Holdings Corp., 7.33%, 12/31/2021	16,930,115	17,014,766
	TRANSPORTATION — 0.11%
	Airlines — 0.11%
[c,d,e]	OS Two, LLC, 10.00%, 8/31/2020	4,375,591	3,452,342
[c,d]	WU Finance I, LLC, 7.82%, 12/1/2017	13,766,087	13,490,765

	TOTAL LOAN PARTICIPATIONS (Cost $100,409,320)		101,421,327

	SHORT TERM INVESTMENTS — 1.70%
[a]	Thornburg Capital Management Fund	27,411,732	274,117,324

	TOTAL SHORT TERM INVESTMENTS (Cost $274,117,324)		274,117,324

	TOTAL INVESTMENTS — 99.63% (Cost $13,710,305,121)		$16,037,548,580

	OTHER ASSETS LESS LIABILITIES — 0.37%		59,934,856

	NET ASSETS — 100.00%		$16,097,483,436

18  |  Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2017

CONTRACT DESCRIPTION	CONTRACT PARTY*	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Euro	SSB	Sell	2,214,863,600	11/15/2017	2,623,720,174	$2,554,340	$–
Great Britain Pound	SSB	Sell	560,984,900	10/10/2017	751,898,935	–	(24,192,128)
Great Britain Pound	SSB	Sell	100,254,200	10/10/2017	134,372,648	55,202	–
Great Britain Pound	SSB	Buy	73,440,000	10/10/2017	98,433,056	2,917,873	–
South Korean Won	SSB	Sell	113,954,000,000	11/10/2017	99,536,474	1,629,176	–
South Korean Won	SSB	Buy	12,048,000,000	11/10/2017	10,523,680	–	(122,721)
Swiss Franc	SSB	Sell	186,898,100	12/28/2017	194,155,234	–	(395,120)
Thai Baht	BBH	Sell	1,478,978,200	11/16/2017	44,366,827	176,684	–
Chinese Yuan Renminbi	SSB	Sell	5,343,485,800	10/24/2017	803,578,641	–	(17,592,747)
Chinese Yuan Renminbi	SSB	Buy	683,123,100	10/24/2017	102,731,279	–	(161,102)

Total						$7,333,275	$(42,463,818)

Net unrealized appreciation (depreciation)							$(35,130,543)

* Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend

a	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Apollo Investment Corp.	24,800,000	–	–	24,800,000	$151,528,000	$10,416,000	$–	$(16,962,247)
Dynex Capital, Inc.*	3,562,668	–	3,562,668			1,178,460	(8,519,533)	–
Invesco Mortgage Capital, Inc.*	13,839,800	–	13,839,800			10,521,452	7,582,150	–
MFA Financial, Inc.	33,520,151	200,000	–	33,720,151	295,388,523	26,896,121	–	38,849,984
Solar Capital Ltd.	4,607,900	–	–	4,607,900	99,714,956	7,372,640	–	(762,127)
Thornburg Capital Management Fund	23,399,287	327,565,045	323,552,600	27,411,732	274,117,324	2,310,993	–	–
Two Harbors Investment Corp.*	23,875,000	–	8,590,000			17,525,292	(14,951,348)	–
Washington REIT*	5,300,000	–	2,084,400			3,371,802	7,442,515	–

Total non-controlled affiliated issuers - 6.71% of net assets					$820,748,803	$79,592,760	$(8,446,216)	$21,125,610

*Issuers not affiliated at September 30, 2017.

b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate value of these securities in the Fund’s portfolio was $571,274,162, representing 3.55% of the Fund’s net assets.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CHL	Denominated in Chilean Peso
MFA	Mortgage Finance Authority
MTN	Medium-Term Note
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SPV	Special Purpose Vehicle

See notes to financial statements.

Annual Report  |  19

Statement of Assets and Liabilities

Thornburg Investment Income Builder Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $12,910,681,929)	$15,216,799,777
Non-controlled affiliated issuers (cost $799,623,192)	820,748,803
Cash	19,376,562
Cash denominated in foreign currency (cost $5,929,882)	5,938,353
Receivable for investments sold	31,054,559
Receivable for fund shares sold	16,934,227
Unrealized appreciation on forward currency contracts (Note 7)	7,333,275
Dividends receivable	30,298,063
Dividend and interest reclaim receivable	38,713,690
Interest receivable	20,637,896
Prepaid expenses and other assets	39,120

Total Assets	16,207,874,325

LIABILITIES

Payable for investments purchased	14,895,095
Payable for fund shares redeemed	20,572,990
Unrealized depreciation on forward currency contracts (Note 7)	42,463,818
Payable to investment advisor and other affiliates (Note 4)	14,669,944
Deferred taxes payable (Note 2)	1,239,517
Accounts payable and accrued expenses	3,879,837
Dividends payable	12,669,688

Total Liabilities	110,390,889

NET ASSETS	$16,097,483,436

NET ASSETS CONSIST OF

Undistributed net investment income	$73,457,156
Net unrealized appreciation on investments	2,291,872,088
Accumulated net realized gain (loss)	(965,303,396)
Net capital paid in on shares of beneficial interest	14,697,457,588

$16,097,483,436

20  |  Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($3,374,895,419 applicable to 156,999,683 shares of beneficial interest outstanding - Note 5)	$21.50

Maximum sales charge, 4.50% of offering price	1.01

Maximum offering price per share	$22.51

Class C Shares:
Net asset value and offering price per share* ($4,677,322,166 applicable to 217,751,487 shares of beneficial interest outstanding - Note 5)	$21.48

Class I Shares:
Net asset value, offering and redemption price per share ($7,804,929,998 applicable to 360,494,259 shares of beneficial interest outstanding - Note 5)	$21.65

Class R3 Shares:
Net asset value, offering and redemption price per share ($67,623,540 applicable to 3,146,266 shares of beneficial interest outstanding - Note 5)	$21.49

Class R4 Shares:
Net asset value, offering and redemption price per share ($44,069,080 applicable to 2,047,424 shares of beneficial interest outstanding - Note 5)	$21.52

Class R5 Shares:
Net asset value, offering and redemption price per share ($91,734,665 applicable to 4,239,583 shares of beneficial interest outstanding - Note 5)	$21.64

Class R6 Shares:
Net asset value, offering and redemption price per share ($36,908,568 applicable to 1,710,600 shares of beneficial interest outstanding - Note 5)	$21.58

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  21

Statement of Operations

Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $64,394,214)	$718,541,538
Non-controlled affiliated issuers	79,592,760
Interest income (net of premium amortized of $1,068,943)	115,909,628

Total Income	914,043,926

EXPENSES

Investment advisory fees (Note 4)	109,926,960
Administration fees (Note 4)
Class A Shares	4,389,211
Class C Shares	6,162,050
Class I Shares	3,631,018
Class R3 Shares	91,636
Class R4 Shares	56,108
Class R5 Shares	42,996
Class R6 Shares	3,936
Distribution and service fees (Note 4)
Class A Shares	8,763,852
Class C Shares	49,205,124
Class R3 Shares	365,583
Class R4 Shares	111,112
Transfer agent fees
Class A Shares	2,779,135
Class C Shares	3,708,040
Class I Shares	5,999,200
Class R3 Shares	168,062
Class R4 Shares	166,415
Class R5 Shares	241,704
Class R6 Shares*	4,580
Registration and filing fees
Class A Shares	54,477
Class C Shares	38,904
Class I Shares	109,857
Class R4 Shares	16,877
Class R5 Shares	21,283
Class R6 Shares*	19,854
Custodian fees (Note 2)	3,180,942
Professional fees	493,900
Accounting fees (Note 4)	539,315
Trustee fees	658,590
Other expenses	1,408,295

Total Expenses	202,359,016

Less:
Expenses reimbursed by investment advisor (Note 4)	(1,753,775)

Net Expenses	200,605,241

Net Investment Income	$713,438,685

* Class R6 Shares commenced operations on April 10, 2017.

22  |  Annual Report

Statement of Operations, Continued

Thornburg Investment Income Builder Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments
Non-affiliated issuers (net of realized capital gain taxes paid of $153,169)	$185,948,281
Non-controlled affiliated issuers	(8,446,216)
Forward currency contracts (Note 7)	(102,372,550)
Foreign currency transactions	(172,771)

74,956,744

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred capital gain taxes of $274,469)	1,145,236,476
Non-controlled affiliated issuers	58,819,778
Forward currency contracts (Note 7)	(59,051,611)
Foreign currency translations	1,107,771

1,146,112,414

Net Realized and Unrealized Gain	1,221,069,158

Net Increase in Net Assets Resulting from Operations	$1,934,507,843

See notes to financial statements.

Annual Report  |  23

Statements of Changes in Net Assets

Thornburg Investment Income Builder Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$713,438,685	$797,779,249
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions, and capital gain taxes	74,956,744	(918,976,358)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	1,146,112,414	1,416,784,014

Net Increase (Decrease) in Net Assets Resulting from Operations	1,934,507,843	1,295,586,905

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(145,807,664)	(165,152,557)
Class C Shares	(169,819,712)	(194,621,516)
Class I Shares	(326,276,247)	(318,850,073)
Class R3 Shares	(2,817,410)	(3,068,837)
Class R4 Shares	(1,773,997)	(1,745,250)
Class R5 Shares	(3,754,769)	(3,692,411)
Class R6 Shares*	(418,446)	–

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(684,365,525)	(621,247,635)
Class C Shares	(1,070,786,197)	(754,505,642)
Class I Shares	282,343,203	(797,345,150)
Class R3 Shares	(16,459,277)	(4,651,940)
Class R4 Shares	(5,515,961)	1,865,239
Class R5 Shares	(1,790,155)	4,254,268
Class R6 Shares*	35,727,882	–

Net Decrease in Net Assets	(177,006,432)	(1,563,174,599)

NET ASSETS

Beginning of Year	16,274,489,868	17,837,664,467

End of Year	$16,097,483,436	$16,274,489,868

Undistributed net investment income	$73,457,156	$28,786,241

* Class R6 Shares commenced operations on April 10, 2017.

See notes to financial statements.

24  |  Annual Report

Notes to Financial Statements

Thornburg Investment Income Builder Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Annual Report  |  25

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at September 30, 2017, $212,641 of the $624,683 par commitment had been funded. The maturity date is December 29, 2017.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

26  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$13,794,304,643

Gross unrealized appreciation on a tax basis	$2,866,831,212
Gross unrealized depreciation on a tax basis	(658,717,818)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,208,113,394

Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding tax basis adjustments for publicly traded partnerships (“PTP”), passive foreign investment companies (“PFIC”), and real estate investment trusts (“REITs”), and marked-to-market of foreign currency contracts.

At September 30, 2017, the Fund had deferred tax basis late year specified ordinary losses subsequent to October 31, 2016 through September 30, 2017 of $7,868,551. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $93,840,885. For tax purposes, such capital losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $796,043,865, (of which $324,683,523 are short-term and $471,360,342 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income $18,099,525, decreased accumulated net realized loss by $19,212,230, and decreased net capital paid in on shares of beneficial interest by $1,112,705. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign investment transactions, investments in foreign bonds, publicly traded partnerships (“PTP”), and real estate investment trusts (“REITs”), and foreign capital gain taxes.

At September 30, 2017, the Fund had $102,576,269 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$650,668,245	$687,130,644

Total	$650,668,245	$687,130,644

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligtion to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other

Annual Report   |  27

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock(a)	$14,429,469,312	$14,365,985,599	$63,353,103	$130,610
Preferred Stock(a)	54,613,542	2,767,200	38,063,626	13,782,716
Asset Backed Securities	24,829,519	–	23,055,500	1,774,019
Corporate Bonds	1,136,485,613	–	1,128,486,220	7,999,393
Convertible Bonds	6,556,259	–	6,556,259	–
Municipal Bonds	2,872,254	–	2,872,254	–
Other Government	7,183,430	–	7,183,430	–
Loan Participations	101,421,327	–	84,265,579	17,155,748
Short Term Investments	274,117,324	274,117,324	–	–

Total Investments in Securities	$16,037,548,580	$14,642,870,123	$1,353,835,971	$40,842,486
Other Financial Instruments**
Forward Currency Contracts	$7,333,275	$–	$7,333,275	$–

28  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(42,463,818)	$–	$(42,463,818)	$–
Spot Currency	$(7,595)	$(7,595)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

(a)	At September 30, 2017, industry classifications for Common Stock and Preferred Stock in Level 2 and Level 3 consist of $9,661,126 in Banks, $13,913,326 in Energy, $11,002,500 in Miscellaneous, and $80,753,103 in Telecommunication Services.

(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $13,782,716 portfolio securities characterized as Level 3 investments at September 30, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2017:

	FAIR VALUE AT SEPTEMBER 30, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE/ (WEIGHTED AVERAGE)

Common Stock	$130,610	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$10.50/(N/A)

Asset-Backed Securities	1,774,019	Discounted cash flows	Third party vendor projection of discounted cash flows	5.0%/(N/A)

Corporate Bond	670,171	Discounted to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$4.15/(N/A%)

	7,329,222	Discounted cash flows	Third party vendor projection of discounted cash flows	3.9%/(N/A)

Loan Participations	16,943,107	Discounted cash flows	Third party vendor projection of discounted cash flows	9.5%-25.0%/(12.6%)

	212,641	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$100.00/(N/A)
Total	$27,059,770

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	COMMON STOCK	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL(e)
Beginning Balance 9/30/2016	$–	$2,237,813	$–	$7,605,592	$18,137,761	$27,981,166
Accrued Discounts (Premiums)	–	13,417	–	56,718	15,497	85,632
Net Realized Gain (Loss)(a)	–	67,144	–	48,355	(967,796)	(852,297)
Gross Purchases	14,142,462	–	130,610	–	2,821,336	17,094,408
Gross Sales	–	(525,000)	–	(3,669,647)	(4,720,332)	(8,914,979)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(359,746)	(19,355)	–	71,775	1,869,282	1,561,956
Transfers into Level 3(d)	–	–	–	3,886,600	–	3,886,600
Transfers out of Level 3(d)	–	–	–	–	–	–

Ending Balance 9/30/2017	$13,782,716	$1,774,019	$130,610	$7,999,393	$17,155,748	$40,842,486

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017.

Annual Report   |  29

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2017, which were valued using significant unobservable inputs, was $672,705. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2017.

(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

(e)	Level 3 investments represent 0.25% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2017 was 0.69% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $539,315 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $318,290 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $74,588 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

30  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,532,328 for Class C shares, $65,723 for Class R3 shares, $50,613 for Class R4 shares, $82,590 for Class R5 shares, and $22,521 for Class R6 shares.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.05%.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $3,125,667 in purchases.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	14,566,252	$298,469,059	19,832,477	$379,977,526
Shares issued to shareholders in reinvestment of dividends	6,515,771	134,786,562	8,070,888	153,998,830
Shares repurchased	(54,700,491)	(1,117,621,146)	(60,535,763)	(1,155,223,991)

Net decrease	(33,618,468)	$(684,365,525)	(32,632,398)	$(621,247,635)

Class C Shares
Shares sold	9,304,338	$189,891,258	18,917,018	$362,084,120
Shares issued to shareholders in reinvestment of dividends	7,239,895	149,671,164	8,898,237	169,695,424
Shares repurchased	(69,148,037)	(1,410,348,619)	(67,268,251)	(1,286,285,186)

Net decrease	(52,603,804)	$(1,070,786,197)	(39,452,996)	$(754,508,642)

Class I Shares
Shares sold	84,715,252	$1,745,294,495	72,402,003	$1,398,940,681
Shares issued to shareholders in reinvestment of dividends	13,469,392	281,043,982	14,573,749	280,115,894
Shares repurchased	(84,709,982)	(1,743,995,274)	(128,987,422)	(2,476,401,725)

Net increase (decrease)	13,474,662	$282,343,203	(42,011,670)	$(797,345,150)

Class R3 Shares
Shares sold	633,260	$12,952,555	861,058	$16,544,230
Shares issued to shareholders in reinvestment of dividends	119,475	2,470,331	142,700	2,722,374
Shares repurchased	(1,551,779)	(31,882,163)	(1,245,253)	(23,918,544)

Net decrease	(799,044)	$(16,459,277)	(241,495)	$(4,651,940)

Class R4 Shares
Shares sold	552,681	$11,378,772	727,487	$14,065,623
Shares issued to shareholders in reinvestment of dividends	54,770	1,134,615	61,508	1,175,805
Shares repurchased	(875,534)	(18,029,348)	(692,777)	(13,376,189)

Net increase (decrease)	(268,083)	$(5,515,961)	96,218	$1,865,239

Annual Report   |  31

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	1,192,147	$24,606,916	1,447,762	$27,879,490
Shares issued to shareholders in reinvestment of dividends	165,956	3,460,075	170,327	3,272,878
Shares repurchased	(1,455,231)	(29,857,146)	(1,393,727)	(26,898,100)

Net increase (decrease)	(97,128)	$(1,790,155)	224,362	$4,254,268

Class R6 Shares*
Shares sold	1,698,497	$35,467,321	–	$–
Shares issued to shareholders in reinvestment of dividends	17,998	386,382	–	–
Shares repurchased	(5,895)	(125,821)	–	–

Net increase	1,710,600	$35,727,882	–	$–

* The effective date of this class of shares was April 10, 2017.

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $5,857,775,291 and $7,522,510,297, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $5,077,659,669. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The outstanding forward currency contracts table located in the Schedule Of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

32  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$7,333,275

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(42,463,818)

The Fund receives or posts cash collateral in connection with its currency forward contracts for non-deliverable currencies. The Fund does not currently receive or post cash collateral in connection with its currency forward contracts for deliverable currencies. The net amounts of the Fund’s assets and liabilities which are attributable to deliverable currency contracts at September 30, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at September 30, 2017 is $35,307,227 attributable to the Fund’s contracts with SSB, and the net amount of the Fund’s assets which is attributable to those contracts at that date is $176,684 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(102,372,550)	$(102,372,550)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(59,051,610)	$(59,051,610)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, the risks associated with investments in small- and mid-cap companies, credit risk, interest rate risk, high-yield risk, prepayment risk, foreign investment and developing country risks, liquidity risk, and real estate investment trust risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report   |  33

Financial Highlights

Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$19.82	0.92	1.61	2.53	(0.85)	–	(0.85)	$21.50
2016(b)	$19.07	0.93	0.62	1.55	(0.80)	–	(0.80)	$19.82
2015(b)	$21.38	0.85	(2.34)	(1.49)	(0.82)	–	(0.82)	$19.07
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	–	(0.98)	$21.38
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	–	(1.07)	$20.13

CLASS C SHARES

2017	$19.81	0.78	1.60	2.38	(0.71)	–	(0.71)	$21.48
2016	$19.06	0.79	0.62	1.41	(0.66)	–	(0.66)	$19.81
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	–	(0.67)	$19.06
2014	$20.13	0.94	1.13	2.07	(0.83)	–	(0.83)	$21.37
2013	$18.89	0.89	1.28	2.17	(0.93)	–	(0.93)	$20.13

CLASS I SHARES

2017	$19.97	1.02	1.59	2.61	(0.93)	–	(0.93)	$21.65
2016	$19.21	1.00	0.62	1.62	(0.86)	–	(0.86)	$19.97
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	–	(0.90)	$19.21
2014	$20.27	1.16	1.15	2.31	(1.05)	–	(1.05)	$21.53
2013	$19.03	1.10	1.28	2.38	(1.14)	–	(1.14)	$20.27

CLASS R3 SHARES

2017	$19.82	0.87	1.59	2.46	(0.79)	–	(0.79)	$21.49
2016	$19.07	0.87	0.62	1.49	(0.74)	–	(0.74)	$19.82
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	–	(0.76)	$19.07
2014	$20.13	1.03	1.12	2.15	(0.91)	–	(0.91)	$21.37
2013	$18.89	0.97	1.28	2.25	(1.01)	–	(1.01)	$20.13

CLASS R4 SHARES

2017	$19.85	0.89	1.59	2.48	(0.81)	–	(0.81)	$21.52
2016	$19.10	0.89	0.62	1.51	(0.76)	–	(0.76)	$19.85
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	–	(0.78)	$19.10
2014	$20.17	1.04	1.16	2.20	(0.95)	–	(0.95)	$21.42
2013	$18.93	0.99	1.29	2.28	(1.04)	–	(1.04)	$20.17

CLASS R5 SHARES

2017	$19.95	0.98	1.61	2.59	(0.90)	–	(0.90)	$21.64
2016	$19.20	0.98	0.62	1.60	(0.85)	–	(0.85)	$19.95
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	–	(0.87)	$19.20
2014	$20.26	1.10	1.19	2.29	(1.03)	–	(1.03)	$21.52
2013	$19.01	1.07	1.30	2.37	(1.12)	–	(1.12)	$20.26

CLASS R6 SHARES

2017(c)	$20.55	0.44	1.12	1.56	(0.53)	–	(0.53)	$21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34  |  Annual Report

Financial Highlights, Continued

Thornburg Investment Income Builder Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

4.52		1.19		1.19		1.19		13.01	37.37	$3,374,895
4.82		1.18		1.18		1.18		8.35	42.81	$3,778,863
4.02		1.17		1.17		1.17		(7.27)	47.71	$4,257,943
5.21		1.18		1.18		1.18		11.19	38.81	$4,588,033
5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060

3.80		1.90		1.90		1.93		12.19	37.37	$4,677,322
4.11		1.90		1.90		1.93		7.59	42.81	$5,356,153
3.30		1.90		1.90		1.92		(7.93)	47.71	$5,906,206
4.44		1.90		1.90		1.93		10.36	38.81	$6,266,270
4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706

4.93		0.86		0.86		0.86		13.30	37.37	$7,804,930
5.15		0.86		0.86		0.86		8.71	42.81	$6,928,783
4.35		0.85		0.85		0.85		(6.94)	47.71	$7,472,344
5.45		0.86		0.86		0.86		11.54	38.81	$7,454,275
5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617

4.24		1.47		1.47		1.56		12.63	37.37	$67,623
4.53		1.50		1.50		1.59		8.01	42.81	$78,188
3.70		1.50		1.50		1.55		(7.52)	47.71	$79,834
4.84		1.49		1.49		1.55		10.80	38.81	$83,670
4.96		1.49		1.49		1.70		12.23	46.14	$61,334

4.35		1.40		1.40		1.51		12.72	37.37	$44,069
4.63		1.40		1.40		1.48		8.12	42.81	$45,968
3.81		1.40		1.40		1.46		(7.48)	47.71	$42,392
4.88		1.35		1.35		1.40		11.00	38.81	$39,890
5.05		1.37		1.37		1.41		12.35	46.14	$24,906

4.76		0.99		0.99		1.09		13.22	37.37	$91,735
5.08		0.99		0.99		1.07		8.52	42.81	$86,535
4.23		0.98		0.98		1.07		(7.06)	47.71	$78,945
5.15		0.99		0.99		1.10		11.40	38.81	$64,748
5.37		0.99		0.98		1.05		12.80	46.14	$39,985

4.37	(d)	0.80	(d)	0.80	(d)	1.09	(d)	7.65	37.37	$36,909

Annual Report  |  35

Report of Independent Registered Public Accounting Firm

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

the Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Investment Income Builder Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

36  |  Annual Report

Expense Example

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,071.00	$6.14
Hypothetical*	$1,000.00	$1,019.14	$5.99

CLASS C SHARES

Actual	$1,000.00	$1,067.30	$9.84
Hypothetical*	$1,000.00	$1,015.55	$9.60

CLASS I SHARES

Actual	$1,000.00	$1,072.90	$4.48
Hypothetical*	$1,000.00	$1,020.75	$4.36

CLASS R3 SHARES

Actual	$1,000.00	$1,069.50	$7.45
Hypothetical*	$1,000.00	$1,017.87	$7.26

CLASS R4 SHARES

Actual	$1,000.00	$1,069.80	$7.25
Hypothetical*	$1,000.00	$1,018.06	$7.07

CLASS R5 SHARES

Actual	$1,000.00	$1,072.20	$5.14
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R6 SHARES

Actual	$1,000.00	$1,076.50	$4.16
Hypothetical*	$1,000.00	$1,021.06	$4.05

†	Expenses are equal to the annualized expense ratio for each class (A: 1.18%; C: 1.90%; I: 0.86%; R3: 1.44%; R4: 1.40%; R5: 0.99%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  37

Trustees and Officers

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

38  |  Annual Report

Trustees and Officers, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  39

Trustees and Officers, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40  |  Annual Report

Other Information

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Investment Income Builder Fund of $650,668,245 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 78.02% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 19.59% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid are $566,233,536 and $63,619,200, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  41

Other Information, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, a blended performance benchmark and a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms, a broad-based securities index and a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized investment return since inception to the Fund’s blended benchmark, (7) comparative measures of estimated earnings growth, and risk and return statistics, and (8) dividend distributions by the Fund. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for three Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and

42  |  Annual Report

Other Information, Continued

Thornburg Investment Income Builder Fund  |  September 30, 2017 (Unaudited)

higher than the average levels for the fund category, the level of total expense for one share class of the Fund was comparable to the median and average expense levels for the category, the level of total expense for a second share class was lower than the median and average levels for the category, and the level of total expense for a third share class was higher than the category median and average. Peer group data showed the Fund’s advisory fee level was comparable to the median levels for the peer groups, and that the total expense levels for the three share classes of the Fund were comparable to the median levels for their respective peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  43

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

44  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  45

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Annual Report  |  47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH857

Annual Report September 30, 2017 THORNBURG GLOBAL OPPORTUNITIES FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Global Opportunities Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

October 18, 2017

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the 12-month period ended September 30, 2017. In addition, we will comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of investments from around the world, and that the Fund has historically owned between 30–40 stocks. We believe that the structure of the Fund—built on our core investment principles of flexibility, focus, and value – gives us a durable framework for value-added investing.

The past fiscal year was a strong one for the Fund. The Fund’s total return for the fiscal year ended September 30, 2017 was 24.85% (Class A shares without sales charge), surpassing the 18.65% return of the benchmark MSCI All Country World Index (ACWI). The net asset value (NAV) per share increased from $24.90 to $30.98, and ended the period near an all-time high. In addition to the NAV increase, the Class A shares paid 9.6 cents per share in dividend income. Dividend amounts for other classes of Fund shares varied based on class-specific expenses.

We do not expect to pay any capital gain distribution to shareholders of Thornburg Global Opportunities Fund for 2017. As of September 30, 2017, the Fund had net realized capital losses of about $130 million, which may be carried forward to offset future capital gains, to the extent permitted by regulations.

Performance comparisons of the Fund to the MSCI ACWI over various time periods are shown on page seven of this report, and on our website, www.thornburg.com. July 2017 marked the 11th anniversary of the Fund’s inception. From its inception on July 28, 2006, through September 30, 2017, the A Shares of Thornburg Global Opportunities Fund have outperformed the MSCI ACWI by an average margin of roughly 470 basis points (or 4.7%) per year, resulting in a total cumulative return since inception of 205.4% (A shares without sales charge) versus 88.24% for the index. As of September 30, 2017, the Fund’s Class A and I shares are both rated four stars overall by Morningstar, and rank in the top 1% of World Large Stock Funds for the time period from July 31, 2006 to September 30, 2017 (based on total returns without sales charge, among 443 funds). Over this same period, the Fund exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1

Table 1 - Morningstar World Large Stock Ratings and Rankings

as of September 30, 2017

	STAR RATINGS
	Overall	3-Yr	5-YR	10-YR

A Shares	4	4	5	4

I Shares	4	4	5	4

# of Funds	703	703	583	320

	RANKINGS
	1-YR	3-Yr	5-YR	10-YR	SINCE INCEP.

A Shares	7%	14%	5%	9%	1%

I Shares	7%	12%	4%	7%	1%

# of Funds	842	703	583	320	443

Source: Morningstar

Percentile rankings are based on total returns, without sales charge.

To determine a fund’s Morningstar Rating™, funds and other managed products with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive five stars; the next 22.5%, four stars; the middle 35%, three stars; the next 22.5%, two stars; and the bottom 10% receive one star. The risk-adjusted return accounts for variation in a managed product’s monthly excess performance (excluding sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Global Opportunities Fund - cumulative return since inception (07/28/06 - 9/30/17)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330.

In assessing the performance of the Fund over the fiscal year ended September 30, 2017, it is constructive to consider the performance in U.S. dollars of the sector components of our benchmark, the MSCI All Country World Index. For the index, sector returns ranged from 3% (telecommunication services) to 31% (financials) with all sectors showing positive results. The behavior of interest rates was an important factor influencing equities over the year. Cyclical industries such as banks and industrials outperformed sharply relative to defensive sectors like telecommunications and consumer staples. The Fund posted positive returns from its investments in seven of the 11 sectors, negative returns in three sectors, and had no investments in the utilities sector.

1. Source: Weekly beta as measured by Bloomberg.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

1.	Twenty-three portfolio investments contributed at least 0.25% to portfolio performance during the fiscal year, while three investments contributed overall portfolio losses of more than 0.25%.

2.	The Fund’s investments in the following sectors comprised the largest weightings in the portfolio: consumer discretionary (19% weight as of 9/30/17), information technology (18%), and financials (13%).

3.	The Fund’s investments in the consumer discretionary sector delivered robust returns. Apart from cable operator Altice USA, all our holdings in this sector delivered positive results, collectively logging a 39% return versus 17% for the index. Gaming and leisure groups Galaxy Entertainment and Wynn Resorts were both standouts, buoyed by improving visitation trends and new property openings.

4.	Our information technology investments also contributed markedly during the fiscal year. Internet leaders Alphabet and Baidu – both long-time holdings in the Fund – each reported good operating results and saw their shares rise to new highs. Additionally, Korea’s Samsung Electronics and satellite operator Echostar bolstered Fund results.

5.	Our holdings in the financial sector rose sharply and outpaced the index in aggregate. Our investments in Citigroup and ING Groep in the Netherlands were exceptional, with each up more than 50% (in USD) during the year. Dutch insurer NN Group, Capital One Financial, and UBS Group also contributed strongly to portfolio performance.

6.	We saw mixed results in the real estate sector. Appreciation from long-time holding Ryman Hospitality Properties, a U.S. hotel operator, was offset by a lackluster showing from Colony Northstar, a newly formed REIT and asset manager in California.

7.	The Fund also enjoyed notable contributions from its two holdings in the materials sector. CF Industries, a nitrogen fertilizer producer, and Mineral Resources, an Australian mining group. Each returned over 50% during the fiscal year.

Shares of our holding in Ryanair – a low-cost airline in Europe – continued their ascent this year. Ryanair is among the European investments we initiated in mid-2016, following the market’s Brexit turbulence. These investments have paid off handsomely. The company operates a low-cost, short-haul airline from its headquarters in Dublin, where it was founded by Tony Ryan in 1985. Following the example of low-cost pioneer Southwest Airlines, Ryanair has grown into Europe’s largest airline, carrying approximately ~120 million passengers per year throughout 34 countries.

Rebounding air traffic trends in Europe this year (shown above) have been a boon to Ryanair, and to our other aviation investments – Spanish airport operator Aena and U.K. airline easyJet.

European Airport Traffic Growth

(% YoY)

Souce: ACI Europe.

Other contributors to Fund performance included: 1) Telecom services provider Level 3 Communications, which accepted a takeover bid from competitor CenturyLink, 2) mobile telecommunications company T-Mobile U.S., which continued to post market share gains, and 3) Barratt Developments, a U.K. homebuilder we have owned since 2014.

At September 30, 2017, domestic stocks comprised approximately 39% of your portfolio, foreign stocks were 54%, and cash made up the remaining 8%. The average price/earnings multiple of the 32 stocks in the portfolio as of September 30, 2017, was 17.5x on a forward basis, using estimates from market data providers FactSet and the Institutional Brokers’ Estimate System (IBES). By comparison, the forward price/earnings multiple of the MSCI All Country World Index at September 30, 2017 was approximately 16.7x.

Top equity holdings and other portfolio data about Global Opportunities Fund are summarized on page eight of this report.

We pursue investment ideas based on fundamental analysis of individual businesses, not macroeconomic forecasts. That noted, political and macro-economic events on the horizon present both uncertainties and potential opportunities. Recently, investors debated the future economic direction of China, Europe, various emerging markets, and the U.S. They considered potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration, and the implications of an economic recovery in Europe. Many political and macroeconomic issues remain open; importantly, however, overall global consumer spending is growing and most macroeconomic indicators around the world have positively surprised year to date, with the U.S. a relative laggard.

Earnings expectations for the MSCI All Country World Index portfolio for 2018 have improved following strong recent data in most markets, and global economic growth expectations have risen. These trends continue to support a rotation of investor funds from more defensive debt and equity assets to those more economically sensitive assets. Under the current administration, political gridlock seems likely to persist in Washington, D.C. While the Fed has stepped up the pace of Federal funds target rate hikes, other major central banks continue to pursue very easy monetary conditions.

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

Patience and a long-term investment orientation have served Thornburg Global Opportunities Fund well over the past 11 years. Given the market’s extended strength, we remind fellow shareholders that we encourage a similar mindset in the years ahead. We continue to follow our core investment principles of flexibility, focus, and value, as we have through a wide variety of macroeconomic settings over the Fund’s life.

Thank you for your support of the Thornburg Global Opportunities Fund. Remember that you can review our periodic portfolio commentary, as well as descriptions of many of the stocks in your portfolio, at www.thornburg.com/global.

Best wishes for a great holiday season and new year.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.

Class A Shares (Incep: 7/28/06)
Without sales charge	24.85%	9.60%	14.65%	6.04%	10.51%

With sales charge	19.25%	7.93%	13.60%	5.55%	10.05%
Class C Shares (Incep: 7/28/06)
Without sales charge	23.88%	8.77%	13.78%	5.23%	9.65%

With sales charge	22.88%	8.77%	13.78%	5.23%	9.65%

Class I Shares (Incep: 7/28/06)	25.31%	9.98%	15.10%	6.51%	11.01%

Class R3 Shares (Incep: 2/1/08)	24.66%	9.43%	14.50%	-	7.12%

Class R4 Shares (Incep: 2/1/08)	24.81%	9.53%	14.61%	-	7.21%

Class R5 Shares (Incep: 2/1/08)	25.29%	9.98%	15.10%	-	7.67%

Class R6 Shares (Incep: 4/10/17)	-	-	-	-	10.02%

MSCI AC World Index (Since 7/28/06)	18.65%	7.43%	10.20%	3.88%	5.82%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 shares, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.35%; C shares, 2.09%; I shares, 0.99%; R3 shares, 2.01%; R4 shares, 1.66%; R5 shares, 1.07% and R6, 1.21%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%, and R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Thornburg Global Opportunities Fund’s I shares earned the Investor’s Business Daily Best Mutual Funds 2017 Award, ranking first among 438 International Stock funds for 10-year average annual total returns. The awards recognize top-notch funds that beat benchmark indices (MSCI EAFE Index for Thornburg Global Opportunities Fund) in each of the one-, three-, five-, and 10-year periods, through December 31, 2016.

Glossary

The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Annual Report  |  7

Fund Summary

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

MARKET CAPITALIZATION EXPOSURE

ASSET STRUCTURE

TOP TEN EQUITY HOLDINGS

Aena S.A.	5.2%
Baidu, Inc. ADR	4.9%
Altice N.V.	4.9%
Alphabet, Inc. Class A	4.6%
Citigroup, Inc.	4.1%
CF Industries Holdings, Inc.	4.0%
T-Mobile US, Inc.	3.8%
Galaxy Entertainment Group Ltd.	3.8%
Wynn Resorts, Ltd.	3.6%
Ryanair Holdings plc ADR	3.5%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Consumer Discretionary	18.5%
Information Technology	17.5%
Financials	13.2%
Industrials	12.1%
Energy	7.7%
Materials	5.7%
Consumer Staples	5.1%
Real Estate	4.8%
Telecommunication Services	4.8%
Health Care	2.7%
Other Assets Less Liabilities	7.8%

TOP TEN INDUSTRY GROUPS

Transportation	12.1%
Software & Services	11.8%
Energy	7.7%
Consumer Services	7.4%
Media	6.7%
Banks	6.6%
Materials	5.7%
Technology Hardware & Equipment	5.7%
Food, Beverage & Tobacco	5.1%
Real Estate	4.8%

COUNTRY EXPOSURE*

(percent of equity holdings)

United States	41.9%
Netherlands	11.7%
China	9.4%
United Kingdom	8.5%
Spain	5.6%
Ireland	5.1%
South Korea	3.5%
India	3.4%
Hong Kong	2.9%
Brazil	2.3%
Australia	1.9%
Germany	1.7%
Canada	1.4%
Switzerland	0.7%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

8  |  Annual Report

Schedule of Investments

Thornburg Global Opportunities Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 92.21%

	AUTOMOBILES & COMPONENTS — 1.46%
	Auto Components — 1.46%
	Delphi Automotive plc	365,356	$35,951,030

			35,951,030

	BANKS — 6.57%
	Banks — 6.57%
	Citigroup, Inc.	1,396,099	101,552,241
	ING Groep N.V.	3,257,752	60,065,278

			161,617,519

	CONSUMER DURABLES & APPAREL — 2.99%
	Household Durables — 2.99%
	Barratt Developments plc	8,935,245	73,575,454

			73,575,454

	CONSUMER SERVICES — 7.40%
	Hotels, Restaurants & Leisure — 7.40%
	Galaxy Entertainment Group Ltd.	13,131,814	92,458,622
	Wynn Resorts, Ltd.	601,215	89,532,938

			181,991,560

	DIVERSIFIED FINANCIALS — 3.20%
	Capital Markets — 0.61%
	UBS Group AG	875,012	14,954,767
	Consumer Finance — 2.59%
	Capital One Financial Corp.	752,959	63,745,509

			78,700,276

	ENERGY — 7.67%
	Energy Equipment & Services — 3.24%
	Helmerich & Payne, Inc.	1,528,085	79,628,509
	Oil, Gas & Consumable Fuels — 4.43%
	Reliance Industries Ltd.	6,454,964	77,198,681
a	Seven Generations Energy Ltd.	2,006,652	31,746,192

			188,573,382

	FOOD, BEVERAGE & TOBACCO — 5.14%
	Food Products — 5.14%
a	BRF SA	3,560,316	51,339,416
	The Kraft Heinz Co.	968,267	75,089,106

			126,428,522

	INSURANCE — 3.44%
	Insurance — 3.44%
	NN Group NV	2,023,563	84,688,322

			84,688,322

	MATERIALS — 5.70%
	Chemicals — 3.97%
	CF Industries Holdings, Inc.	2,779,011	97,710,027
	Metals & Mining — 1.73%
	Mineral Resources Ltd.	3,327,941	42,445,696

			140,155,723

	MEDIA — 6.69%
	Media — 6.69%
a	Altice N.V.	6,003,036	120,224,614
a	Altice USA, Inc.	1,619,104	44,217,730

			164,442,344

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

		SHARES	VALUE
	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.17%
	Pharmaceuticals — 1.17%
	Allergan plc	140,340	$28,762,683

			28,762,683

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.57%
	Pharmaceuticals — 1.57%
	Bayer AG	282,810	38,539,399

			38,539,399

	REAL ESTATE — 4.78%
	Equity Real Estate Investment Trusts — 2.11%
	Colony Northstar, Inc.	4,127,682	51,843,686
	Real Estate Management & Development — 2.67%
	New World Development Co. Ltd.	45,706,802	65,649,844

			117,493,530

	SOFTWARE & SERVICES — 11.83%
	Internet Software & Services — 11.83%
a	Alphabet, Inc. Class A	116,986	113,911,608
a	Baidu, Inc. ADR	486,264	120,442,730
a	Facebook, Inc.	331,368	56,620,850

			290,975,188

	TECHNOLOGY HARDWARE & EQUIPMENT — 5.70%
	Communications Equipment — 2.43%
a	EchoStar Corp.	1,042,709	59,674,236
	Technology, Hardware, Storage & Peripherals — 3.27%
	Samsung Electronics Co. Ltd.	35,905	80,377,544

			140,051,780

	TELECOMMUNICATION SERVICES — 4.77%
	Diversified Telecommunication Services — 0.97%
a	Zayo Group Holdings, Inc.	696,024	23,957,146
	Wireless Telecommunication Services — 3.80%
a	T-Mobile US, Inc.	1,514,947	93,411,632

			117,368,778

	TRANSPORTATION — 12.13%
	Airlines — 6.97%
	easyJet plc	5,161,172	84,167,322
a	Ryanair Holdings plc ADR	826,432	87,122,462
	Transportation Infrastructure — 5.16%
	Aena S.A.	702,724	126,866,476

			298,156,260

	TOTAL COMMON STOCK (Cost $1,731,239,924)		2,267,471,750

	SHORT TERM INVESTMENTS — 7.87%
b	Thornburg Capital Management Fund	19,358,369	193,583,692

	TOTAL SHORT TERM INVESTMENTS (Cost $193,583,692)		193,583,692

	TOTAL INVESTMENTS — 100.08% (Cost $1,924,823,616)		$2,461,055,442

	LIABILITIES NET OF OTHER ASSETS — (0.08)%		(2,048,123)

	NET ASSETS — 100.00%		$2,459,007,319

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT SEPTEMBER 30, 2017

CONTRACT DESCRIPTION	CONTRACT PARTY	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Australian Dollar	SSB	Buy	4,261,400	10/26/2017	3,341,771	$–	$(49,737)
Australian Dollar	SSB	Sell	39,848,500	10/26/2017	31,249,019	399,656	–
Australian Dollar	SSB	Sell	4,825,200	10/26/2017	3,783,901	40,143	–
Australian Dollar	SSB	Sell	4,235,400	10/26/2017	3,321,382	55,939	–
Euro	SSB	Sell	218,224,800	11/15/2017	258,508,384	251,673	–
Great Britain Pound	SSB	Buy	11,561,200	10/10/2017	15,495,700	154,450	–
Great Britain Pound	SSB	Sell	99,182,100	10/10/2017	132,935,691	–	(4,277,167)
Great Britain Pound	SSB	Sell	11,168,300	10/10/2017	14,969,089	6,149	–
Swiss Franc	SSB	Sell	7,127,000	12/28/2017	7,403,737	–	(15,067)

Total						$908,010	$(4,341,971)

Net unrealized appreciation (depreciation)							$(3,433,961)

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	8,109,038	63,032,897	51,783,566	19,358,369	$193,583,692	$1,428,404	$–	$–

Total non-controlled affiliated issuers - 7.87% of net assets					$193,583,692	$1,428,404	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Annual Report  |  11

Statement of Assets and Liabilities

Thornburg Global Opportunities Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $1,731,239,924)	$2,267,471,750
Non-controlled affiliated issuer (cost $193,583,692)	193,583,692
Receivable for fund shares sold	7,493,700
Unrealized appreciation on forward currency contracts (Note 7)	908,010
Dividends receivable	1,858,833
Prepaid expenses and other assets	49,107

Total Assets	2,471,365,092

LIABILITIES

Payable for fund shares redeemed	1,629,370
Unrealized depreciation on forward currency contracts (Note 7)	4,341,971
Payable to investment advisor and other affiliates (Note 4)	2,081,996
Deferred taxes payable (Note 2)	3,676,111
Accounts payable and accrued expenses	628,179
Dividends payable	146

Total Liabilities	12,357,773

NET ASSETS	$2,459,007,319

NET ASSETS CONSIST OF

Undistributed net investment income	$1,298,708
Net unrealized appreciation on investments	529,121,900
Accumulated net realized gain (loss)	(127,536,761)
Net capital paid in on shares of beneficial interest	2,056,123,472

$2,459,007,319

12  |  Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($442,521,533 applicable to 14,282,442 shares of beneficial interest outstanding - Note 5)	$30.98

Maximum sales charge, 4.50% of offering price	1.46

Maximum offering price per share	$32.44

Class C Shares:
Net asset value and offering price per share* ($380,046,269 applicable to 12,717,009 shares of beneficial interest outstanding - Note 5)	$29.88

Class I Shares:
Net asset value, offering and redemption price per share ($1,514,039,337 applicable to 48,739,673 shares of beneficial interest outstanding - Note 5)	$31.06

Class R3 Shares:
Net asset value, offering and redemption price per share ($12,058,501 applicable to 393,319 shares of beneficial interest outstanding - Note 5)	$30.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($28,060,804 applicable to 914,405 shares of beneficial interest outstanding - Note 5)	$30.69

Class R5 Shares:
Net asset value, offering and redemption price per share ($80,704,494 applicable to 2,595,340 shares of beneficial interest outstanding - Note 5)	$31.10

Class R6 Shares:
Net asset value, offering and redemption price per share ($1,576,381 applicable to 50,587 shares of beneficial interest outstanding - Note 5)	$31.16

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report  |  13

Statement of Operations

Thornburg Global Opportunities Fund   |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,538,534)	$36,002,384
Non-controlled affiliated issuer	1,428,404

Total Income	37,430,788

EXPENSES

Investment advisory fees (Note 4)	16,705,153
Administration fees (Note 4)
Class A Shares	528,685
Class C Shares	457,018
Class I Shares	606,423
Class R3 Shares	13,812
Class R4 Shares	31,077
Class R5 Shares	34,799
Class R6 Shares*	98
Distribution and service fees (Note 4)
Class A Shares	1,056,543
Class C Shares	3,653,811
Class R3 Shares	55,328
Class R4 Shares	62,346
Transfer agent fees
Class A Shares	451,740
Class C Shares	416,079
Class I Shares	1,146,303
Class R3 Shares	39,003
Class R4 Shares	91,035
Class R5 Shares	175,647
Class R6 Shares*	4,425
Registration and filing fees
Class A Shares	35,163
Class C Shares	25,622
Class I Shares	68,545
Class R3 Shares	16,922
Class R4 Shares	17,783
Class R5 Shares	18,785
Class R6 Shares*	20,021
Custodian fees (Note 2)	341,527
Professional fees	93,497
Accounting fees (Note 4)	62,730
Trustee fees	87,086
Other expenses	302,131

Total Expenses	26,619,137

Less:
Expenses reimbursed by investment advisor (Note 4)	(408,129)

Net Expenses	26,211,008

Net Investment Income	$11,219,780

* Class R6 shares commenced operations on April 10, 2017.

14  |  Annual Report

Statement of Operations, Continued

Thornburg Global Opportunities Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments	$102,995,481
Forward currency contracts (Note 7)	(9,602,395)
Foreign currency transactions	(259,109)

93,133,977

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $3,676,111)	355,320,862
Forward currency contracts (Note 7)	(2,320,837)
Foreign currency translations	(842)

352,999,183

Net Realized and Unrealized Gain	446,133,160

Net Increase in Net Assets Resulting from Operations	$457,352,940

See notes to financial statements.

Annual Report  |  15

Statements of Changes in Net Assets

Thornburg Global Opportunities Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$11,219,780	$24,603,881
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	93,133,977	(152,227,669)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	352,999,183	156,517,976

Net Increase in Net Assets Resulting from Operations	457,352,940	28,894,188

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(1,462,031)	(3,010,113)
Class C Shares	(156,914)	–
Class I Shares	(8,363,693)	(13,341,341)
Class R3 Shares	(28,856)	(36,643)
Class R4 Shares	(80,474)	(110,179)
Class R5 Shares	(464,031)	(1,174,656)
Class R6 Shares*	(1,432)	–

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(91,022,880)	(110,083,884)
Class C Shares	(56,935,405)	(7,662,535)
Class I Shares	260,846,687	(293,034,015)
Class R3 Shares	(975,984)	1,433,669
Class R4 Shares	1,367,163	8,050,573
Class R5 Shares	5,598,085	(48,461,226)
Class R6 Shares*	1,554,205	–

Net Increase (Decrease) in Net Assets	567,227,380	(438,536,162)

NET ASSETS

Beginning of Year	1,891,779,939	2,330,316,101

End of Year	$2,459,007,319	$1,891,779,939

Undistributed net investment income	$1,298,708	$1,186,466

* Class R6 shares commenced operations on April 10, 2017.

See notes to financial statements.

16  |  Annual Report

Notes to Financial Statements

Thornburg Global Opportunities Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,922,354,515

Gross unrealized appreciation on a tax basis	$575,167,385
Gross unrealized depreciation on a tax basis	(39,900,419)

Net unrealized appreciation (depreciation) on investments (tax basis)	$535,266,966

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales, outstanding real estate investment trusts (“REITs”) tax basis adjustments, and marked-to-market of foreign currency contracts.

At September 30, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2016 through September 30, 2017 of $273,926. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $6,411,773. For tax purposes, such capital losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $58,578,031, (of which $58,578,031 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At September 30, 2017, the Fund had tax basis capital losses of $65,016,060 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $550,107, decreased accumulated net realized gain (loss) by $611,058, and decreased net capital paid in on shares of beneficial interest by $60,951. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in real estate investment trusts (“REITs”), and a nondeductible tax liability.

At September 30, 2017, the Fund had $1,572,635 undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$10,557,431	$17,672,932

Total	$10,557,431	$17,672,932

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$2,267,471,750	$2,267,471,750	$–	$–
Short Term Investments	193,583,692	193,583,692	–	–

Total Investments in Securities	$2,461,055,442	$2,461,055,442	$–	$–
Other Financial Instruments**
Forward Currency Contracts	$908,010	$–	$908,010	$–

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(4,341,971)	$–	$(4,341,971)	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE

Up to $500 million	0.875%

Next $500 million	0.825

Next $500 million	0.775

Next $500 million	0.725

Over $2 billion	0.675

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

The Fund’s effective management fee for the year ended September 30, 2017 was 0.793% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $62,730 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $73,724 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $18,159 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $149,259 for Class I shares, $51,666 for Class R3 shares, $61,503 for Class R4 shares, $121,230 for Class R5 shares, and $24,471 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.2%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,410,854	$96,747,081	8,325,065	$206,319,481
Shares issued to shareholders in reinvestment of dividends	49,429	1,369,463	110,072	2,763,766
Shares repurchased	(6,971,985)	(189,139,424)	(13,183,729)	(319,167,131)

Net decrease	(3,511,702)	$(91,022,880)	(4,748,592)	$(110,083,884)

Class C Shares
Shares sold	2,099,252	$57,916,957	4,803,724	$115,763,249
Shares issued to shareholders in reinvestment of dividends	5,507	140,551	–	–
Shares repurchased	(4,285,695)	(114,992,913)	(5,248,474)	(123,425,784)

Net decrease	(2,180,936)	$(56,935,405)	(444,750)	$(7,662,535)

Class I Shares
Shares sold	20,512,683	$586,229,870	18,934,040	$468,189,151
Shares issued to shareholders in reinvestment of dividends	253,500	7,177,381	471,633	11,765,280
Shares repurchased	(11,963,671)	(332,560,564)	(31,876,944)	(772,988,446)

Net increase (decrease)	8,802,512	$260,846,687	(12,471,271)	$(293,034,015)

Class R3 Shares
Shares sold	130,184	$3,659,868	305,984	$7,356,605
Shares issued to shareholders in reinvestment of dividends	580	15,790	773	19,074
Shares repurchased	(169,108)	(4,651,642)	(244,734)	(5,942,010)

Net increase (decrease)	(38,344)	$(975,984)	62,023	$1,433,669

Class R4 Shares
Shares sold	515,867	$14,451,431	659,749	$16,156,222
Shares issued to shareholders in reinvestment of dividends	2,158	59,157	3,301	81,175
Shares repurchased	(471,526)	(13,143,425)	(339,232)	(8,186,824)

Net increase	46,499	$1,367,163	323,818	$8,050,573

Class R5 Shares
Shares sold	852,553	$24,462,244	1,385,031	$34,352,393
Shares issued to shareholders in reinvestment of dividends	16,072	453,093	46,737	1,162,738
Shares repurchased	(684,444)	(19,317,252)	(3,446,732)	(83,976,357)

Net increase (decrease)	184,181	$5,598,085	(2,014,964)	$(48,461,226)

Class R6 Shares*
Shares sold	52,503	$1,613,563	–	$–
Shares issued to shareholders in reinvestment of dividends	46	1,432	–	–
Shares repurchased	(1,962)	(60,790)	–	–

Net increase	50,587	$1,554,205	–	$–

*	The effective date of this class of shares was April 10, 2017.

Annual Report  |  23

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $857,901,006 and $862,529,977, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE

SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $542,050,803.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The outstanding forward currency contracts in the Schedule of Investments were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$908,010

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT SEPTEMBER 30, 2017

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(4,341,971)

Because the Fund did not receive or post cash collateral in connection with its currency forward contracts during the period, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based

24  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017

on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $3,433,961. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(9,602,395)	$(9,602,395)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(2,320,837)	$(2,320,837)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies, non-U.S. issuers (including developing country issuers), real estate investment trusts, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  25

Financial Highlights

Thornburg Global Opportunities Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$24.90	0.13	6.05	6.18	(0.10)	–	(0.10)	$30.98
2016(b)	$24.41	0.25	0.38	0.63	(0.14)	–	(0.14)	$24.90
2015(b)	$23.74	(0.11)	0.78	0.67	–	–	–	$24.41
2014(b)	$19.72	(0.03)	4.13	4.10	(0.08)	–	(0.08)	$23.74
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	–	(0.15)	$19.72

CLASS C SHARES

2017	$24.13	(0.08)	5.84	5.76	(0.01)	–	(0.01)	$29.88
2016	$23.70	0.07	0.36	0.43	–	–	–	$24.13
2015	$23.23	(0.31)	0.78	0.47	–	–	–	$23.70
2014	$19.38	(0.20)	4.07	3.87	(0.02)	–	(0.02)	$23.23
2013	$15.69	(0.03)	3.72	3.69	–	–	–	$19.38

CLASS I SHARES

2017	$24.96	0.23	6.07	6.30	(0.20)	–	(0.20)	$31.06
2016	$24.53	0.34	0.37	0.71	(0.28)	–	(0.28)	$24.96
2015	$23.79	(0.02)	0.77	0.75	(0.01)	–	(0.01)	$24.53
2014	$19.74	0.06	4.15	4.21	(0.16)	–	(0.16)	$23.79
2013	$16.06	0.19	3.80	3.99	(0.31)	–	(0.31)	$19.74

CLASS R3 SHARES

2017	$24.66	0.08	5.99	6.07	(0.07)	–	(0.07)	$30.66
2016	$24.18	0.20	0.38	0.58	(0.10)	–	(0.10)	$24.66
2015	$23.55	(0.15)	0.78	0.63	–	–	–	$24.18
2014	$19.55	(0.06)	4.11	4.05	(0.05)	–	(0.05)	$23.55
2013	$15.91	0.11	3.74	3.85	(0.21)	–	(0.21)	$19.55

CLASS R4 SHARES

2017	$24.67	0.11	6.00	6.11	(0.09)	–	(0.09)	$30.69
2016	$24.22	0.24	0.35	0.59	(0.14)	–	(0.14)	$24.67
2015	$23.57	(0.13)	0.78	0.65	–	–	–	$24.22
2014	$19.59	(0.03)	4.10	4.07	(0.09)	–	(0.09)	$23.57
2013	$15.90	0.12	3.76	3.88	(0.19)	–	(0.19)	$19.59

CLASS R5 SHARES

2017	$24.99	0.22	6.08	6.30	(0.19)	–	(0.19)	$31.10
2016	$24.55	0.34	0.37	0.71	(0.27)	–	(0.27)	$24.99
2015	$23.81	(0.03)	0.78	0.75	(0.01)	–	(0.01)	$24.55
2014	$19.76	0.06	4.15	4.21	(0.16)	–	(0.16)	$23.81
2013	$16.07	0.18	3.82	4.00	(0.31)	–	(0.31)	$19.76

CLASS R6 SHARES

2017(c)	$28.35	0.11	2.73	2.84	(0.03)	–	(0.03)	$31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was April 10, 2017.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26  |  Annual Report

Financial Highlights, Continued

Thornburg Global Opportunities Fund

RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
			EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.46	1.33		1.33		1.33		24.85	43.70	$442,522
1.02	1.35		1.35		1.35		2.57	37.11	$443,072
(0.42)	1.32		1.32		1.32		2.82	45.41	$550,327
(0.15)	1.41		1.41		1.41		20.85	60.29	$207,227
0.60	1.46		1.46		1.46		24.50	66.12	$96,855

(0.30)	2.08		2.08		2.08		23.88	43.70	$380,046
0.29	2.09		2.09		2.09		1.81	37.11	$359,426
(1.20)	2.10		2.10		2.10		2.02	45.41	$363,615
(0.92)	2.17		2.17		2.17		19.96	60.29	$143,506
(0.18)	2.22		2.22		2.22		23.52	66.12	$87,808

0.80	0.97		0.97		0.98		25.31	43.70	$1,514,039
1.39	0.99		0.99		0.99		2.91	37.11	$996,970
(0.08)	0.97		0.97		0.98		3.17	45.41	$1,285,609
0.26	0.99		0.99		1.08		21.39	60.29	$453,511
1.07	0.99		0.99		1.11		25.08	66.12	$249,283

0.28	1.50		1.50		1.97		24.66	43.70	$12,059
0.84	1.50		1.50		2.01		2.38	37.11	$10,645
(0.58)	1.50		1.50		2.15		2.68	45.41	$8,936
(0.26)	1.50		1.50		2.59		20.75	60.29	$2,182
0.60	1.49		1.49		3.41		24.37	66.12	$1,653

0.38	1.40		1.40		1.65		24.81	43.70	$28,061
0.98	1.40		1.40		1.66		2.45	37.11	$21,415
(0.51)	1.40		1.40		1.76		2.76	45.41	$13,175
(0.14)	1.40		1.40		2.23		20.82	60.29	$4,462
0.68	1.40		1.40		2.76		24.57	66.12	$2,161

0.79	0.99		0.99		1.16		25.29	43.70	$80,704
1.38	0.99		0.99		1.07		2.91	37.11	$60,252
(0.11)	0.98		0.98		1.02		3.17	45.41	$108,654
0.26	0.99		0.99		1.10		21.36	60.29	$74,212
1.03	0.99		0.99		1.15		25.13	66.12	$49,023

0.77 (d)	0.85	(d)	0.85	(d)	13.31	(d)(e)	10.02	43.70	$1,576

Annual Report  |  27

Report of Independent Registered Public Accounting Firm

Thornburg Global Opportunities Fund  |  September 30, 2017

To the Trustees and Shareholders of the

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Global Opportunities Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

28  |  Annual Report

Expense Example

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,103.90	$6.76
Hypothetical*	$1,000.00	$1,018.64	$6.49

CLASS C SHARES

Actual	$1,000.00	$1,099.30	$10.81
Hypothetical*	$1,000.00	$1,014.77	$10.37

CLASS I SHARES

Actual	$1,000.00	$1,105.60	$5.06
Hypothetical*	$1,000.00	$1,020.26	$4.85

CLASS R3 SHARES

Actual	$1,000.00	$1,102.90	$7.90
Hypothetical*	$1,000.00	$1,017.55	$7.58

CLASS R4 SHARES

Actual	$1,000.00	$1,103.50	$7.39
Hypothetical*	$1,000.00	$1,018.04	$7.09

CLASS R5 SHARES

Actual	$1,000.00	$1,105.60	$5.23
Hypothetical*	$1,000.00	$1,020.10	$5.01

CLASS R6 SHARES

Actual	$1,000.00	$1,100.20	$4.48
Hypothetical*	$1,000.00	$1,020.81	$4.31

†	Expenses are equal to the annualized expense ratio for each class (A: 1.28%; C: 2.05%; I: 0.96%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  29

Trustees and Officers

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30  |  Annual Report

Trustees and Officers, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  31

Trustees and Officers, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32  |  Annual Report

Other Information

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Global Opportunties Fund of $10,557,431 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 85.91% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid is $23,233,231 and $1,538,534, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  33

Other Information, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings, and risk and return statistics. The Trustees generally attach additional significance to the performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and level and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two share classes of the Fund to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and higher than the average levels for the fund category, the level of total expense for one share class of the Fund was higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a

34  |  Annual Report

Other Information, Continued

Thornburg Global Opportunities Fund  |  September 30, 2017 (Unaudited)

second share class was lower than the median and average expense levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the medians of each of the peer groups, the total expense level of one share class of the Fund was higher than the median of its peer group and comparable to or lower than other funds in the group, and that the expense level of the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits is an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided to the Trustees demonstrated that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  35

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  37

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38  |  Annual Report

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Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1245

Annual Report September 30, 2017 THORNBURG DEVELOPING WORLD FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Developing World Fund

Annual Report  |  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

October 13, 2017

Dear Fellow Shareholder:

The end of the latest fiscal year marked the third straight quarter of strong, positive returns for the MSCI Emerging Markets (EM) Index. It was also a continuation of the emerging market recovery that kicked off in early 2016, leading to positive performance in six of the last seven quarters. The more recent index moves have been driven more by an increase in valuation as positive earnings revisions have slowed. However, at 12.5x 2018 earnings per share, valuations are still not stretched, especially considering the relative valuation compared to developed market indices — the S&P 500 Index at 17.8x and the MSCI EAFE Index at 14.8x 2018 earnings per share.

During the fiscal year completed September 30, 2017, Thornburg Developing World Fund delivered a total return of 17.58% (A shares without sales charge), which trailed the MSCI Emerging Markets Index return of 22.46%. While we are disappointed our return trailed that of the index, the Fund performed generally as expected considering our preference for companies that demonstrate stronger business fundamentals such as consistent free cash flow and low leverage. We believe stronger companies like those we tend to hold in the Fund should outperform the broader market over a long period but tend to underperform during strong up markets, such as that experienced for the last six to seven quarters. Typically, early market recoveries are led by companies with high debt levels and poor free cash flow, characteristics that we actively try to avoid in our investment process. After the start of the calendar year, leadership became more broad based and as a result our holdings have performed more favorably compared to the benchmark, especially in the last two quarters of the fiscal year.

Leading Chinese e-commerce company Alibaba Group was the top contributor for the period, with shares rising more than 60%. The firm is quickly becoming one of the dominant internet platforms in China, along with Tencent, covering major needs from entertainment to financial services. It continues to benefit from better-than-expected performance in its marketplace business, which Alibaba attributes to better customer engagement and effective deployment of data analytics tools, and has made significant gains in addressing concerns over counterfeit goods.

Longtime Fund investment Tencent Holdings provides internet and mobile services to almost a billion Chinese consumers. Similar to Alibaba, Tencent has ambitions to become the main provider of a range of consumer services, including streaming video, gaming, and banking. It continues to perform in excess of expectations as advertising revenue from its gaming and social media platforms grow, and adoption of its payments platforms continues to grow among offline merchants.

Samsung Electronics is a Korean technology firm that produces a wide array of consumer and industrial electronic equipment. Several factors helped drive Samsung’s return during the period, among them earnings upgrades amid undersupply in a strong electronic memory market, strong reception of a smartphone release in the second quarter, and demand for its world-class organic light-emitting diode (OLED) screens. Investors have also become more optimistic that management is moving toward a more shareholder-friendly posture.

Baidu is the leading Chinese internet search firm. During the period it generally performed in line or slightly ahead of our expectations, with decent revenue growth and significant progress in managing costs from its loss-making offline-to-online segment. This cost management helped to drive margin and earnings upside compared to consensus expectations.

Hangzhou Hikvision Digital Technology Company is the largest video surveillance company in the world. Shares of the firm experienced significant price appreciation during the period, as its price multiple expanded to reflect optimism that the wider adoption of artificial intelligence (AI) technology would increase demand for its products. Additionally, it launched its own AI technology platform for “smart city” and factory automation applications.

Grape King Bio is principally engaged in the sale of health supplements that are a cross between traditional Chinese medicine and Western supplements. Near the end of 2016, news emerged that the company had sold expired product after changing the sell-by date. This caused the stock to decline. While the financial impacts of the scandal were small, the impacts on the brand equity were large. We exited the position due to concerns about future revenue growth, which could be impacted by the scandal.

GT Capital is an investment holding company based in the Philippines. A combination of Philippine peso depreciation and concerns around falling margins in its Toyota Motors subsidiary, which imports some parts from other markets, hurt the stock price. We have trimmed the position to fund higher conviction ideas considering the weaker near- to medium-term earnings outlook.

CT Environmental Group is a Chinese water supply services company that focuses on industrial wastewater treatment. In the fourth quarter of 2016, when the majority of underperformance occurred, the company was the target of a poorly understood short sale attack that was launched just prior to the Thanksgiving holiday and caused great confusion in the marketplace. The company defended itself, causing shares to re-rate slightly and giving us an opportunity to exit the position.

Liberty LiLAC Group is a Latin-American focused telecom and cable operator that is part of the Liberty Global group. In the final quarter of 2016 it reported much lower-than-expected earnings before interest, taxes, depreciation, and amortization after closing an acquisition. Concurrent with this announcement, the market became concerned that it had overpaid for an asset with limited growth. After disappointing performance from the acquired assets over multiple quarters, we decided to exit the position for better opportunities.

South Korean company Amorepacific Corp is a leading global cosmetics brand with significant opportunities to expand beyond the Korean market. The largest international opportunity would be its sales into the China market. Unfortunately, geopolitical tensions between China and South Korea following installation of an American-made missile defense system led to China imposing

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

restrictions on travel to South Korea in addition to Korea cosmetics imports. Given the changes in the medium-term opportunity we decided to exit the position after it rebounded from its lows.

Looking forward, we see the fundamentals in many emerging markets continuing to strengthen. In particular, we are positive about the potential impact from the ongoing reform agendas in China and India. We remain optimistic about the opportunity for reform in Brazil, as well. We are also constructive about future returns for emerging market equities as we continue to find strong businesses at attractive valuations throughout emerging markets, although perhaps slightly fewer than we did at the beginning of 2016. We will continue to search for the highest-quality businesses at the best prices.

Thank you for investing alongside us in Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA

Portfolio Manager

Managing Director

Charlie Wilson, PhD

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.

Class A Shares (Incep: 12/16/09)
Without sales charge	17.58%	2.49%	5.00%	6.89%

With sales charge	12.29%	0.92%	4.03%	6.27%
Class C Shares (Incep: 12/16/09)
Without sales charge	16.65%	1.70%	4.20%	6.13%

With sales charge	15.65%	1.70%	4.20%	6.13%

Class I Shares (Incep: 12/16/09)	18.06%	2.93%	5.46%	7.43%

Class R5 Shares (Incep: 2/1/13)	18.06%	2.93%	-	3.67%

Class R6 Shares (Incep: 2/1/13)	18.16%	3.03%	-	3.78%

MSCI Emerging Markets Index (Since 12/16/09)	22.46%	4.90%	3.99%	3.86%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.57%; C shares, 2.34%; I shares, 1.16%; R5 shares, 1.75%; R6 shares, 1.17%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Leverage – An investment strategy using borrowed money: specifically, the use of various financial instruments or borrowed capital to increase the potential return of an investment. Leverage can also refer to the amount of debt used to finance assets. When one refers to something (a company, a property or an investment) as “highly leveraged,” it typically means that item has more debt than equity.

6  |  Annual Report

Fund Summary

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Alibaba Group Holding Ltd. ADR	6.1%
Tencent Holdings Ltd.	5.3%
Samsung Electronics Co. Ltd.	4.0%
Baidu, Inc. ADR	3.6%
Kroton Educacional S.A.	3.0%
HDFC Bank Ltd.	3.0%
Cielo S.A.	2.9%
Sberbank ADR	2.7%
AIA Group Ltd.	2.7%
British American Tobacco plc ADR	2.6%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	30.4%
Financials	26.8%
Consumer Discretionary	8.8%
Consumer Staples	6.7%
Health Care	5.4%
Real Estate	4.9%
Energy	4.8%
Telecommunication Services	3.6%
Materials	2.4%
Industrials	2.0%
Other Assets Less Liabilities	4.2%

TOP TEN INDUSTRY GROUPS

Software & Services	20.6%
Banks	20.1%
Consumer Services	7.0%
Technology Hardware & Equipment	6.2%
Insurance	5.2%
Food, Beverage & Tobacco	5.1%
Real Estate	4.9%
Energy	4.8%
Telecommunication Services	3.6%
Semiconductors & Equipment	3.6%

COUNTRY EXPOSURE*

(percent of equity holdings)

China	28.7%
India	9.1%
South Korea	7.9%
United States	7.3%
Brazil	7.1%
United Kingdom	6.2%
Russia	6.0%
Hong Kong	5.0%
Mexico	4.3%
South Africa	2.6%
Argentina	2.5%
Macao	2.4%
Indonesia	2.3%
Switzerland	2.2%
Taiwan	2.0%
Philippines	1.6%
United Arab Emirates	1.6%
Peru	1.0%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

Annual Report  |  7

Schedule of Investments

Thornburg Developing World Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 95.83%

	BANKS — 20.05%
	Banks — 20.05%
	BBVA Banco Frances SA ADR	1,235,362	$25,189,031
	Citigroup, Inc.	261,436	19,016,855
	Credicorp Ltd.	50,726	10,399,845
	Grupo Financiero Banorte, S.A.B. de C.V.	1,431,207	9,853,400
	HDFC Bank Ltd.	381,484	10,608,199
	HDFC Bank Ltd. ADR	219,926	21,194,269
	ICICI Bank Ltd. ADR	3,134,340	26,829,950
	Industrial and Commercial Bank of China Ltd.	37,085,270	27,535,276
	Itau Unibanco Holding SA ADR	722,533	9,898,702
	PT Bank Central Asia	15,567,229	23,462,376
	Sberbank ADR	2,028,799	28,950,962

			212,938,865

	CONSUMER DURABLES & APPAREL — 0.70%
	Household Durables — 0.70%
	Coway Co., Ltd.	91,177	7,482,986

			7,482,986

	CONSUMER SERVICES — 7.05%
	Diversified Consumer Services — 3.00%
	Kroton Educacional S.A.	5,037,458	31,890,196
	Hotels, Restaurants & Leisure — 4.05%
	MGM China Holdings Ltd.	10,338,353	24,775,202
a	Yum China Holdings, Inc.	454,604	18,170,522

			74,835,920

	DIVERSIFIED FINANCIALS — 1.54%
	Diversified Financial Services — 1.54%
	GT Capital Holdings, Inc.	714,427	16,327,912

			16,327,912

	ENERGY — 4.75%
	Energy Equipment & Services — 1.65%
	Halliburton Co.	381,545	17,562,516
	Oil, Gas & Consumable Fuels — 3.10%
	Lukoil PJSC ADR	221,931	11,769,001
	Reliance Industries Ltd.	1,769,378	21,161,024

			50,492,541

	FOOD, BEVERAGE & TOBACCO — 5.07%
	Beverages — 0.80%
	Kweichow Moutai Co., Ltd.	108,206	8,429,832
	Tobacco — 4.27%
	British American Tobacco plc ADR	446,258	27,868,812
	KT&G Corp.	190,006	17,501,753

			53,800,397

	HEALTH CARE EQUIPMENT & SERVICES — 3.34%
	Health Care Providers & Services — 3.34%
a	Celltrion Healthcare Co., Ltd.	260,137	12,605,407
	Sinopharm Group Co., Ltd.	5,190,478	22,857,346

			35,462,753

	HOUSEHOLD & PERSONAL PRODUCTS — 1.59%
	Personal Products — 1.59%
	Unilever N.V.	285,436	16,852,141

			16,852,141

8  |  Annual Report

Schedule of Investments, Continued

Thornburg Developing World Fund  |  September 30, 2017

		SHARES	VALUE
	INSURANCE — 5.21%
	Insurance — 5.21%
	AIA Group Ltd.	3,849,652	$28,385,984
	Sanlam Ltd.	5,395,144	26,962,271

			55,348,255

	MATERIALS — 2.43%
	Metals & Mining — 2.43%
	Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	421,599	7,257,827
	Rio Tinto plc ADR	392,596	18,526,605

			25,784,432

	MEDIA — 1.02%
	Media — 1.02%
a	IMAX China Holding, Inc.	3,585,512	10,832,363

			10,832,363

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.11%
	Pharmaceuticals — 2.11%
a,b	China Animal Healthcare Ltd.	35,787,582	0
	Novartis AG ADR	260,870	22,395,690

			22,395,690

	REAL ESTATE — 4.90%
	Equity Real Estate Investment Trusts — 2.26%
	Fibra Uno Administracion S.A. de C.V.	14,229,406	24,004,797
	Real Estate Management & Development — 2.64%
	China Resources Land Ltd.	3,875,770	11,858,122
	Emaar Properties PJSC	7,015,581	16,218,015

			52,080,934

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.57%
	Semiconductors & Semiconductor Equipment — 3.57%
	Applied Materials, Inc.	205,674	10,713,559
	Qualcomm, Inc.	211,505	10,964,419
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,277,820	16,262,631

			37,940,609

	SOFTWARE & SERVICES — 20.63%
	Information Technology Services — 2.88%
	Cielo S.A.	4,404,087	30,564,335
	Internet Software & Services — 17.75%
a	Alibaba Group Holding Ltd. ADR	375,662	64,880,584
a	Baidu, Inc. ADR	154,348	38,230,456
a	Facebook, Inc.	91,878	15,699,194
	Tencent Holdings Ltd.	1,303,900	56,117,976
a	Yandex NV	411,428	13,556,552

			219,049,097

	TECHNOLOGY HARDWARE & EQUIPMENT — 6.25%
	Electronic Equipment, Instruments & Components — 2.23%
	Hangzhou Hikvision Digital Technology Co., Ltd.	3,958,536	19,069,241
	Largan Precision Co., Ltd.	26,091	4,585,972
	Technology, Hardware, Storage & Peripherals — 4.02%
	Samsung Electronics Co. Ltd.	19,060	42,668,041

			66,323,254

	TELECOMMUNICATION SERVICES — 3.63%
	Diversified Telecommunication Services — 1.20%
	Bharti Infratel Ltd.	2,097,849	12,771,121

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Developing World Fund  |  September 30, 2017

		SHARES	VALUE
	Wireless Telecommunication Services — 2.43%
	China Mobile Ltd.	2,540,787	$25,744,187

			38,515,308

	TRANSPORTATION — 1.99%
	Airlines — 0.95%
a	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. ADR	851,925	10,112,350
	Transportation Infrastructure — 1.04%
	Shanghai International Air Co., Ltd.	1,925,846	11,016,762

			21,129,112

	TOTAL COMMON STOCK (Cost $802,584,067)		1,017,592,569

	SHORT TERM INVESTMENTS — 4.63%
c	Thornburg Capital Management Fund	4,915,846	49,158,463

	TOTAL SHORT TERM INVESTMENTS (Cost $49,158,463)		49,158,463

	TOTAL INVESTMENTS — 100.46% (Cost $851,742,530)		$1,066,751,032

	LIABILITIES NET OF OTHER ASSETS — (0.46)%		(4,870,530)

	NET ASSETS — 100.00%		$1,061,880,502

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	8,651,050	38,823,612	42,558,816	4,915,846	$49,158,463	$416,975	$–	$–

Total non-controlled affiliated issuers - 4.63% of net assets					$49,158,463	$416,975	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Annual Report

Statement of Assets and Liabilities

Thornburg Developing World Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $802,584,067)	$1,017,592,569
Non-controlled affiliated issuer (cost $49,158,463)	49,158,463
Cash denominated in foreign currency (cost $651,907)	655,170
Receivable for investments sold	10,528,998
Receivable for fund shares sold	1,015,552
Dividends receivable	765,117
Dividend and interest reclaim receivable	140,200
Prepaid expenses and other assets	21,507

Total Assets	1,079,877,576

LIABILITIES

Payable for investments purchased	13,151,604
Payable for fund shares redeemed	1,373,768
Payable to investment advisor and other affiliates (Note 4)	937,833
Deferred taxes payable (Note 2)	2,006,382
Accounts payable and accrued expenses	527,405
Dividends payable	82

Total Liabilities	17,997,074

NET ASSETS	$1,061,880,502

NET ASSETS CONSIST OF

Undistributed net investment income	$18,851
Net unrealized appreciation on investments	212,965,201
Accumulated net realized gain (loss)	(232,518,220)
Net capital paid in on shares of beneficial interest	1,081,414,670

$1,061,880,502

Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg Developing World Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($125,426,677 applicable to 6,316,523 shares of beneficial interest outstanding - Note 5)	$19.86

Maximum sales charge, 4.50% of offering price	0.94

Maximum offering price per share	$20.80

Class C Shares:
Net asset value and offering price per share* ($109,226,976 applicable to 5,769,601 shares of beneficial interest outstanding - Note 5)	$18.93

Class I Shares:
Net asset value, offering and redemption price per share ($793,068,858 applicable to 39,242,061 shares of beneficial interest outstanding - Note 5)	$20.21

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,506,385 applicable to 273,371 shares of beneficial interest outstanding - Note 5)	$20.14

Class R6 Shares:
Net asset value, offering and redemption price per share ($28,651,606 applicable to 1,417,349 shares of beneficial interest outstanding - Note 5)	$20.21

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg Developing World Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $2,245,340)	$21,162,193
Non-controlled affiliated issuer	416,975
Interest income (net of foreign taxes withheld of $21)	994,367

Total Income	22,573,535

EXPENSES

Investment advisory fees (Note 4)	10,105,151
Administration fees (Note 4)
Class A Shares	168,793
Class C Shares	141,717
Class I Shares	386,014
Class R5 Shares	2,852
Class R6 Shares	9,308
Distribution and service fees (Note 4)
Class A Shares	336,722
Class C Shares	1,131,521
Transfer agent fees
Class A Shares	214,301
Class C Shares	180,121
Class I Shares	733,929
Class R5 Shares	17,604
Class R6 Shares	8,001
Registration and filing fees
Class A Shares	22,628
Class C Shares	18,218
Class I Shares	46,690
Class R5 Shares	21,005
Class R6 Shares	18,970
Custodian fees (Note 2)	761,508
Professional fees	74,230
Accounting fees (Note 4)	18,538
Trustee fees	44,134
Other expenses	168,560

Total Expenses	14,630,515

Less:
Expenses reimbursed by investment advisor (Note 4)	(467,850)
Investment advisory fees waived by investment advisor (Note 4)	(806,851)

Net Expenses	13,355,814

Net Investment Income	$9,217,721

Annual Report   |  13

Statement of Operations, Continued

Thornburg Developing World Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $1,562,735)	$30,114,286
Forward currency contracts (Note 7)	(2,358,123)
Foreign currency transactions	(631,236)

27,124,927

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,338,759)	127,800,674
Forward currency contracts (Note 7)	1,073,912
Foreign currency translations	(100,234)

128,774,352

Net Realized and Unrealized Gain	155,899,279

Net Increase in Net Assets Resulting from Operations	$165,117,000

See notes to financial statements.

14  |  Annual Report

Statements of Changes in Net Assets

Thornburg Developing World Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$9,217,721	$5,848,787
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions, and capital gain taxes	27,124,927	(9,043,921)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations, and deferred taxes	128,774,352	154,540,479

Net Increase in Net Assets Resulting from Operations	165,117,000	151,345,345

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(661,266)	(343,296)
Class C Shares	(220,121)	–
Class I Shares	(6,435,552)	(4,899,868)
Class R5 Shares	(47,343)	(35,207)
Class R6 Shares	(310,277)	(276,797)

FUND SHARE TRANSACTIONS (NOTE 5)

Class A Shares	(58,944,051)	(61,310,070)
Class C Shares	(40,460,081)	(36,759,558)
Class I Shares	(177,355,450)	(267,526,805)
Class R5 Shares	(1,570,384)	200,879
Class R6 Shares	(26,687,949)	23,520,145

Net Decrease in Net Assets	(147,575,474)	(196,085,232)

NET ASSETS

Beginning of Year	1,209,455,976	1,405,541,208

End of Year	$1,061,880,502	$1,209,455,976

Undistributed (distribution in excess of) net investment income	$18,851	$(1,751,077)

See notes to financial statements.

Annual Report  |  15

Notes to Financial Statements

Thornburg Developing World Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default.

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required. The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$852,546,096

Gross unrealized appreciation on a tax basis	$259,794,609
Gross unrealized depreciation on a tax basis	(45,570,823)

Net unrealized appreciation (depreciation) on investments (tax basis)	$214,223,786

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and marked-to-market of foreign currency transactions.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

At September 30, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2016 through September 30, 2017 of $8,658,757. For tax purposes, such capital losses will be recognized in the year ending September 30, 2018.

At September 30, 2017, the Fund had cumulative tax basis capital losses of $223,037,046, (of which $223,037,046 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $226,766, increased accumulated net realized loss by $164,865 and decreased net capital paid in on shares of beneficial interest by $61,901. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investments, and foreign capital gain taxes.

At September 30, 2017, the Fund had no undistributed tax basis ordinary investment income or undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$7,674,559	$5,555,168
Capital gains	–	–

Total	$7,674,559	$5,555,168

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities*
Common Stock	$1,017,592,569	$1,017,592,569	$–	$–
Short Term Investments	49,158,463	49,158,463	–	–

Total Investments in Securities	$1,066,751,032	$1,066,751,032	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(19,636)	$(19,636)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a fair value determination was applied to a portfolio security characterized as a Level 3 investment at September 30, 2017. China Animal Healthcare Ltd., was priced at zero value as determined by the Valuation and Pricing Committee due to an ongoing trading suspension, lack of information and no liquidity.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017 is as follows:

	COMMON STOCK	TOTAL(b)
Beginning Balance 9/30/2016	$2,306,972	$2,306,972
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)(a)	(2,306,972)	(2,306,972)
Transfers into Level 3	–	–
Transfers out of Level 3	–	–

Ending Balance 9/30/2017	$–	$–

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2017. The net change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2017 which were valued using significant unobservable inputs is ($2,306,972).

(b)	Level 3 investments represent 0% of total net assets at the year ended September 30, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.975%

Next $500 million	0.925

Next $500 million	0.875

Next $500 million	0.825

Over $2 billion	0.775

The Fund’s effective management fee for the year ended September 30, 2017 was 0.945% of the Fund’s average net assets (before applicable management fee waiver of $806,851).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $18,538 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $12,376 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,687 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $806,851. The Advisor contractually reimbursed certain class specific expenses administrative fees, and distribution fees of $6,575 for Class C shares, $389,830 for Class I shares, $35,165 for Class R5 shares, and $36,280 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 3.9%.

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,289,759	$22,171,402	3,308,344	$52,192,505
Shares issued to shareholders in reinvestment of dividends	31,888	614,785	18,515	317,350
Shares repurchased	(4,820,106)	(81,730,238)	(7,300,644)	(113,819,925)

Net decrease	(3,498,459)	$(58,944,051)	(3,973,785)	$(61,310,170)

Class C Shares
Shares sold	499,116	$8,103,815	1,054,538	$15,948,557
Shares issued to shareholders in reinvestment of dividends	11,284	208,667	–	–
Shares repurchased	(2,991,611)	(48,772,563)	(3,507,682)	(52,708,115)

Net decrease	(2,481,211)	$(40,460,081)	(2,453,144)	$(36,759,558)

Class I Shares
Shares sold	12,552,451	$219,327,001	23,659,769	$375,895,310
Shares issued to shareholders in reinvestment of dividends	301,037	5,820,402	262,131	4,510,533
Shares repurchased	(23,095,483)	(402,502,853)	(41,050,094)	(647,932,648)

Net decrease	(10,241,995)	$(177,355,450)	(17,128,194)	$(267,526,805)

Class R5 Shares
Shares sold	135,799	$2,404,963	154,398	$2,473,042
Shares issued to shareholders in reinvestment of dividends	2,455	47,343	2,053	35,206
Shares repurchased	(225,830)	(4,022,690)	(147,926)	(2,307,369)

Net increase (decrease)	(87,576)	$(1,570,384)	8,525	$200,879

Class R6 Shares
Shares sold	593,504	$10,364,683	2,141,556	$34,838,084
Shares issued to shareholders in reinvestment of dividends	16,103	307,869	15,902	275,102
Shares repurchased	(2,009,514)	(37,360,501)	(720,421)	(11,593,041)

Net increase (decrease)	(1,399,907)	$(26,687,949)	1,437,037	$23,520,145

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $795,142,950 and $1,083,965,958, respectively.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund  |  September 30, 2017

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The quarterly average value of open sell currency contracts for the year ended September 30, 2017 was $74,443,085.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

As of September 30, 2017, the Fund did not have any outstanding forward currency contracts.

Forward currency contracts were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$(2,358,123)	$(2,358,123)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE YEAR ENDED SEPTEMBER 30, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$1,073,912	$1,073,912

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  23

Financial Highlights

Thornburg Developing World Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$16.98	0.09	2.89	2.98	(0.10)	–	(0.10)	$19.86
2016(b)	$15.03	0.04	1.94	1.98	(0.03)	–	(0.03)	$16.98
2015(b)	$18.61	0.02	(3.58)	(3.56)	(0.02)	–	(0.02)	$15.03
2014(b)	$17.77	0.03	0.81	0.84	–	–	–	$18.61
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	–	(0.01)	$17.77

CLASS C SHARES

2017	$16.26	(0.03)	2.74	2.71	(0.04)	–	(0.04)	$18.93
2016	$14.48	(0.08)	1.86	1.78	–	–	–	$16.26
2015	$18.03	(0.09)	(3.46)	(3.55)	–	–	–	$14.48
2014	$17.34	(0.11)	0.80	0.69	–	–	–	$18.03
2013	$15.44	(0.12)	2.02	1.90	–	–	–	$17.34

CLASS I SHARES

2017	$17.26	0.19	2.92	3.11	(0.16)	–	(0.16)	$20.21
2016	$15.27	0.11	1.97	2.08	(0.09)	–	(0.09)	$17.26
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	–	(0.10)	$15.27
2014	$18.05	0.10	0.84	0.94	(0.07)	–	(0.07)	$18.92
2013	$15.96	0.09	2.09	2.18	(0.09)	–	(0.09)	$18.05

CLASS R5 SHARES

2017	$17.20	0.18	2.92	3.10	(0.16)	–	(0.16)	$20.14
2016	$15.22	0.12	1.96	2.08	(0.10)	–	(0.10)	$17.20
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	–	(0.11)	$15.22
2014	$18.04	0.13	0.80	0.93	(0.11)	–	(0.11)	$18.86
2013(c)	$17.49	0.08	0.47	0.55	–	–	–	$18.04

CLASS R6 SHARES

2017	$17.25	0.20	2.93	3.13	(0.17)	–	(0.17)	$20.21
2016	$15.25	0.13	1.98	2.11	(0.11)	–	(0.11)	$17.25
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	–	(0.13)	$15.25
2014	$18.08	0.11	0.84	0.95	(0.12)	–	(0.12)	$18.91
2013(c)	$17.51	0.04	0.53	0.57	–	–	–	$18.08

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2013.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Annual Report

Financial Highlights, Continued

Thornburg Developing World Fund

RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
			EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.54	1.52		1.52		1.60		17.58	77.61	$125,427
0.25	1.52		1.52		1.57		13.20	94.68	$166,655
0.14	1.53		1.53		1.53		(19.12)	96.74	$207,282
0.15	1.45		1.45		1.45		4.73	61.46	$459,121
0.05	1.48		1.48		1.59		13.19	61.67	$347,073

(0.16)	2.26		2.26		2.34		16.65	77.61	$109,227
(0.51)	2.29		2.29		2.34		12.29	94.68	$134,129
(0.55)	2.27		2.27		2.27		(19.69)	96.74	$154,943
(0.62)	2.23		2.23		2.23		3.98	61.46	$232,493
(0.71)	2.26		2.26		2.40		12.31	61.67	$106,168

1.05	1.07		1.07		1.20		18.06	77.61	$793,069
0.70	1.07		1.07		1.16		13.68	94.68	$853,866
0.52	1.09		1.09		1.14		(18.75)	96.74	$1,016,898
0.54	1.09		1.09		1.09		5.20	61.46	$2,376,420
0.52	1.04		1.04		1.22		13.74	61.67	$828,147

1.04	1.08		1.08		1.77		18.06	77.61	$5,506
0.74	1.08		1.08		1.75		13.65	94.68	$6,208
0.66	1.09		1.09		1.67		(18.72)	96.74	$5,363
0.67	1.09		1.09		1.90		5.17	61.46	$7,433
0.47 (d)	1.07	(d)	1.07	(d)	17.45	(d)(e)	3.14	61.67	$697

1.14	0.97		0.97		1.13		18.16	77.61	$28,652
0.80	0.97		0.97		1.12		13.81	94.68	$48,598
0.84	0.99		0.99		1.10		(18.68)	96.74	$21,055
0.57	0.99		0.99		1.10		5.26	61.46	$22,727
0.20 (d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

Annual Report  |  25

Report of Independent Registered Public Accounting Firm

Thornburg Developing World Fund

To the Trustees and Shareholders of

the Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Developing World Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

26  |  Annual Report

Expense Example

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,172.30	$8.43
Hypothetical*	$1,000.00	$1,017.31	$7.82

CLASS C SHARES

Actual	$1,000.00	$1,168.00	$12.32
Hypothetical*	$1,000.00	$1,013.70	$11.45

CLASS I SHARES

Actual	$1,000.00	$1,174.80	$5.93
Hypothetical*	$1,000.00	$1,019.61	$5.51

CLASS R5 SHARES

Actual	$1,000.00	$1,174.90	$5.94
Hypothetical*	$1,000.00	$1,019.60	$5.52

CLASS R6 SHARES

Actual	$1,000.00	$1,175.20	$5.38
Hypothetical*	$1,000.00	$1,020.12	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.55%; C: 2.27%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  27

Trustees and Officers

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28  |  Annual Report

Trustees and Officers, Continued

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  29

Trustees and Officers, Continued

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30  |  Annual Report

Other Information

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2017, dividends paid by the Thornburg Developing World Fund of $7,674,559 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2017, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 5.93% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid is $23,015,297 and $3,808,076, respectively .

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017 . Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  31

Other Information, Continued

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling and considered a wide range of information, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the seven calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in evaluating the Fund’s fees and expenses included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and level of total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses for two of the Fund’s share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average levels for the fund category, the level of total expense for one share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second

32  |  Annual Report

Other Information, Continued

Thornburg Developing World Fund  |  September 30, 2017 (Unaudited)

share class was lower than the median and average total expense levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median levels of the two peer groups, the total expense level for one of two share classes was comparable to the median level of its peer group, and that the total expense level for the second share class was lower than the median level of its peer group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  33

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2149

Annual Report September 30, 2017 THORNBURG BETTER WORLD INTERNATIONAL FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Better World International Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report  |  3

Letter to Shareholders

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

October 12, 2017

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Better World International Fund for the year ended September 30, 2017. As a reminder, Better World International Fund seeks what we view as attractively priced stocks of quality companies that have sustainable business models, compelling growth prospects and improving “ESG” standards of environmental sensitivity, social responsibility, and corporate governance. In our research and experience running socially responsible separate accounts for several years prior to launching our own ESG fund, we have found that companies with durable business models incorporating these values outperform over time. The coupling of ESG and financial advantages often leads to lower regulatory and legal risks, enhanced marketplace reputations, reduced operating costs, and more effective capital allocation. We believe that these advantages create a positive self-reinforcing cycle to the benefit of clients, employees, and shareholders.

A year following the strong results in our inaugural annual report, performance for the Fund has shifted in the short term. As mentioned in our first annual report, our expectations for the up-capture ratio of the portfolio to come down from the then-elevated level have largely played out. In the period, Better World International Fund gained 8.61% (A shares without sales charge), underperforming the MSCI AC World ex-U.S. Index’s 19.61% return. That brought the since inception return to 12.53% (A shares without sales charge), versus 14.32% for the benchmark. We don’t expect to always outperform in shorter timespans. But, we do aim to provide investors with superior returns over the long run, and we believe that our investment philosophy and process provide a sound framework to add value. Given the current construction of the portfolio and the prevailing environment, we expect the relative performance of the Fund to improve.

The first half of the period proved challenging for international equity investors amidst a series of sharp market and geopolitical shifts. During the fourth quarter of 2016, the U.S. presidential election dominated headlines across the globe. Donald Trump’s surprise win quickly reverberated throughout markets, altering the landscape for both equity and fixed income investors. Although the market’s knee-jerk reaction to Trump’s triumph was decidedly negative, the skepticism was quickly replaced with enthusiasm as investors assessed the possibility of a pro-business, pro-growth agenda being implemented by a Republican-controlled U.S. government.

Global growth expectations have risen throughout the year, albeit from a low base, and earnings expectations have followed. Our conservative positioning, motivated by what we viewed as relatively high asset valuations around the world, weighed on performance during the period. The most significant detractors were our holdings in consumer discretionary and our high cash position. One notable detractor was an online used car sales company, Carvana, which experienced a disappointing initial public offering (IPO). As part of our long-standing tradition surrounding continual improvement, our experience with the company has led to various improvements in processes and procedures surrounding similar organizations and deal structures. Overall, we believe these process changes will greatly benefit long-term investors in the Fund. On a sunnier note, during the year we deployed incremental capital into some new promising sustainable businesses, particularly in the industrial and materials areas. Additionally, we’ve invested in several promising companies in the financial sector, an area that had previously been difficult given our ESG standards.

As mentioned earlier in this letter, the Fund has remained conservatively positioned during the year. Extreme central bank intervention in asset markets, strong risk-seeking behavior among market participants, and elevated valuations have merited increased attention to protection against downside risk exposure as outlined in our most recent quarterly commentary. However, global markets generally appreciated over the period and became even more expensive.

Over our eight-year journey developing a homegrown Thornburg ESG investment philosophy, we have experienced mostly rising markets. In a late cycle environment with valuations as expensive as they are, this is our toughest time to endure. The Fund is generally designed to be conservative and fare well during periods of volatility and has performed as expected on the downside. As mentioned in the third quarter 2017 commentary, based on Morningstar data there have been 504 trading days since the inception of Thornburg Better World International Fund, even in a generally up market there have been 229 trading days where the ACWI ex-U.S. was down; of those 229 days where the market slipped, we outperformed on 79% of them. Furthermore, the portfolio has a downside capture ratio of 64.5% as of September 30, 2017. We are not simply focused on the downside, however, as we believe risk-adjusted returns are the best indicators of long-term success. For example, according to Morningstar, the Fund has produced alpha of 2.65 and a Sharpe ratio of 1.22 since inception through the end of September 2017. This is achieved through what we view as our unique approach to investing in companies exhibiting attractive cash flow-based valuations, strong moats, and runways for growth, as well as synergistic financial and ESG characteristics. Ultimately, we believe the proactive incorporation of ESG metrics is a unique lens to measure management quality, effective capital allocation, and sustainable returns.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

Now is likely the time to align yourself with a manager that is particularly focused on risk. When the tide turns and stock valuations come down from the above-average levels we see today, we believe this portfolio can do very well. Once we see good businesses at cheap valuations, we will become more aggressive. But today it is time to exercise caution in our view.

Thank you for investing alongside us in Thornburg Better World International Fund.

Sincerely,

Rolf Kelly, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Annual Report  |  5

Performance Summary

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.

Class A Shares (Incep: 9/30/15)
Without sales charge	8.61%	12.53%

With sales charge	3.74%	9.98%
Class C Shares (Incep: 9/30/15)
Without sales charge	7.97%	11.88%

With sales charge	6.97%	11.88%

Class I Shares (Incep: 9/30/15)	9.58%	13.44%

MSCI AC World ex-U.S. Index (Since 9/30/15)	19.61%	14.32%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 7.27%; C shares, 13.13%; I shares, 2.28%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alpha – A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio performed better than its beta would predict. In contrast, a negative alpha indicates under-performance, given the expectations established by the beta.

Sharpe Ratio – A risk-adjusted measure developed by Nobel Laureate William Sharpe. It is calculated by using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. The Geometric Sharpe ratio is calculated for the past three-year period by dividing a fund’s annualized excess returns by its annualized standard deviation.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6  |  Annual Report

Fund Summary

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation.

The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

ING Groep N.V.	3.1%
UBS Group AG	3.0%
Brenntag AG	2.9%
Reckitt Benckiser plc	2.7%
Intact Financial Corp.	2.7%
Sumitomo Mitsui Financial Group, Inc.	2.6%
AIA Group Ltd.	2.6%
Europris ASA	2.6%
Compass Group plc	2.5%
Orange SA	2.5%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

SECTOR EXPOSURE

Financials	22.4%
Consumer Staples	14.1%
Industrials	13.3%
Consumer Discretionary	12.6%
Health Care	11.2%
Telecommunication Services	6.0%
Information Technology	3.0%
Utilities	2.6%
Materials	2.5%
Other Assets Less Liabilities	12.4%

TOP TEN INDUSTRY GROUPS

Banks	9.9%
Pharma, Biotech & Life Sciences	9.7%
Food, Beverage & Tobacco	6.9%
Diversified Financials	6.8%
Transportation	6.3%
Telecommunication Services	6.0%
Insurance	5.8%
Food & Staples Retailing	4.4%
Commercial & Professional Services	4.1%
Media	3.0%

COUNTRY EXPOSURE*

(percent of equity holdings)

Japan	13.3%
United Kingdom	10.1%
Switzerland	9.1%
United States	8.8%
Germany	7.2%
Ireland	5.4%
Norway	4.9%
France	4.5%
Netherlands	4.4%
Canada	3.6%
China	3.5%
India	3.0%
Hong Kong	2.9%
Italy	2.6%
Colombia	2.5%
Taiwan	2.2%
Vietnam	1.9%
United Arab Emirates	1.8%
Singapore	1.8%
Philippines	1.7%
Mexico	1.7%
Spain	1.6%
Argentina	1.3%

Annual Report  |  7

Schedule of Investments

Thornburg Better World International Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 87.58%

	AUTOMOBILES & COMPONENTS — 1.49%
	Automobiles — 1.49%
	Subaru Corp.	28,385	$1,024,155

			1,024,155

	BANKS — 9.86%
	Banks — 9.86%
	BBVA Banco Frances SA ADR	38,551	786,055
	ICICI Bank Ltd.	225,823	957,639
	ING Groep N.V.	115,369	2,127,133
	Sumitomo Mitsui Financial Group, Inc.	47,234	1,813,382
	United Overseas Bank Ltd.	62,405	1,081,144

			6,765,353

	CAPITAL GOODS — 2.91%
	Trading Companies & Distributors — 2.91%
	Brenntag AG	35,805	1,993,810

			1,993,810

	COMMERCIAL & PROFESSIONAL SERVICES — 4.08%
	Professional Services — 4.08%
	Bureau Veritas SA	38,718	999,187
	Nielsen Holdings plc	23,262	964,210
	RELX plc	38,179	837,487

			2,800,884

	CONSUMER DURABLES & APPAREL — 3.00%
	Household Durables — 3.00%
a	Cairn Homes plc	407,766	827,730
	Sony Corp.	33,121	1,232,122

			2,059,852

	CONSUMER SERVICES — 2.51%
	Hotels, Restaurants & Leisure — 2.51%
	Compass Group plc	81,071	1,719,693

			1,719,693

	DIVERSIFIED FINANCIALS — 6.79%
	Capital Markets — 2.96%
	UBS Group AG	118,868	2,031,564
	Diversified Financial Services — 3.83%
	Cerved Information Solutions S.p.A.	134,442	1,588,971
	GT Capital Holdings, Inc.	45,372	1,036,957

			4,657,492

	FOOD & STAPLES RETAILING — 4.43%
	Food & Staples Retailing — 4.43%
	Tsuruha Holdings, Inc.	11,243	1,343,864
a	US Foods Holding Corp.	63,593	1,697,933

			3,041,797

	FOOD, BEVERAGE & TOBACCO — 6.91%
	Food Products — 6.91%
	Grupo Nutresa SA	163,873	1,497,762
	Marine Harvest ASA	16,967	335,527
	Orkla ASA	82,362	844,871
	Premium Brands Holdings Corp.	4,443	354,300
	Vietnam Dairy Products JSC	178,410	1,171,266
	Wessanen NV	28,452	534,676

			4,738,402

8  |  Annual Report

Schedule of Investments, Continued

Thornburg Better World International Fund  |  September 30, 2017

		SHARES	VALUE
	HEALTH CARE EQUIPMENT & SERVICES — 1.51%
	Health Care Equipment & Supplies — 1.51%
	Olympus Corp.	30,608	$1,036,361

			1,036,361

	HOUSEHOLD & PERSONAL PRODUCTS — 2.74%
	Household Products — 2.74%
	Reckitt Benckiser plc	20,563	1,877,282

			1,877,282

	INSURANCE — 5.76%
	Insurance — 5.76%
	AIA Group Ltd.	239,726	1,767,656
	Intact Financial Corp.	22,147	1,829,446
a	ZhongAn Online P&C Insurance Co.	43,279	351,535

			3,948,637

	MATERIALS — 2.47%
	Construction Materials — 2.47%
	CRH plc	44,606	1,695,732

			1,695,732

	MEDIA — 3.02%
	Media — 3.02%
	China South Publishing & Media Group Co., Ltd.	453,728	1,042,998
	Megacable Holdings S.A.B. de C.V.	247,152	1,029,460

			2,072,458

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.65%
	Biotechnology — 2.80%
a	Alkermes plc	13,838	703,524
	Gilead Sciences, Inc.	15,020	1,216,920
	Life Sciences Tools & Services — 1.85%
	Thermo Fisher Scientific, Inc.	6,701	1,267,829
	Pharmaceuticals — 5.00%
a	Galenica Sante Ltd.	30,158	1,429,496
	Novartis AG	11,784	1,008,823
	Roche Holding AG	3,899	995,335

			6,621,927

	RETAILING — 2.57%
	Multiline Retail — 2.57%
	Europris ASA	367,278	1,766,181

			1,766,181

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.93%
	Semiconductors & Semiconductor Equipment — 1.93%
	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	35,231	1,322,924

			1,322,924

	SOFTWARE & SERVICES — 1.05%
	Internet Software & Services — 1.05%
	Scout24 AG	17,640	721,366

			721,366

	TELECOMMUNICATION SERVICES — 6.01%
	Diversified Telecommunication Services — 6.01%
	Bharti Infratel Ltd.	137,618	837,780
	Nippon Telegraph & Telephone Corp.	34,104	1,562,980
	Orange SA	104,950	1,719,201

			4,119,961

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

		SHARES	VALUE
	TRANSPORTATION — 6.30%
	Air Freight & Logistics — 2.32%
	Deutsche Post AG	35,672	$1,587,985
	Transportation Infrastructure — 3.98%
	Aena S.A.	5,235	945,102
	DP World Ltd.	49,244	1,106,020
	Shanghai International Air Co., Ltd.	119,134	681,504

			4,320,611

	UTILITIES — 2.59%
	Electric Utilities — 0.22%
	Nextera Energy, Inc.	1,039	152,265
	Multi-Utilities — 2.37%
	National Grid plc	131,371	1,627,639

			1,779,904

	TOTAL COMMON STOCK (Cost $53,858,922)		60,084,782

	SHORT TERM INVESTMENTS — 11.28%
b	Thornburg Capital Management Fund	773,888	7,738,888

	TOTAL SHORT TERM INVESTMENTS (Cost $7,738,888)		7,738,888

	TOTAL INVESTMENTS — 98.86% (Cost $61,597,810)		$67,823,670

	OTHER ASSETS LESS LIABILITIES — 1.14%		782,159

	NET ASSETS — 100.00%		$68,605,829

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	493,408	3,596,912	3,316,432	773,888	$7,738,888	$61,680	$–	$–

Total non-controlled affiliated issuers - 11.28% of net assets					$7,738,888	$61,680	$–	$–

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10  |  Annual Report

Statement of Assets and Liabilities

Thornburg Better World International Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $53,858,922)	$60,084,782
Non-controlled affiliated issuer (cost $7,738,888)	7,738,888
Cash	4,336
Cash denominated in foreign currency (cost $229,031)	229,013
Receivable for investments sold	654,097
Receivable for fund shares sold	141,198
Dividends receivable	98,952
Dividend and interest reclaim receivable	15,190
Prepaid expenses and other assets	18,220

Total Assets	68,984,676

LIABILITIES

Payable for investments purchased	204,232
Payable for fund shares redeemed	2,974
Payable to investment advisor and other affiliates (Note 4)	20,843
Deferred taxes payable (Note 2)	34,248
Accounts payable and accrued expenses	116,550

Total Liabilities	378,847

NET ASSETS	$68,605,829

NET ASSETS CONSIST OF

Undistributed net investment income	$76,197
Net unrealized appreciation on investments	6,193,506
Accumulated net realized gain (loss)	407,116
Net capital paid in on shares of beneficial interest	61,929,010

$68,605,829

Annual Report  |  11

Statement of Assets and Liabilities, Continued

Thornburg Better World International Fund  |  September 30, 2017

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($6,449,899 applicable to 456,533 shares of beneficial interest outstanding - Note 5)	$14.13

Maximum sales charge, 4.50% of offering price	0.67

Maximum offering price per share	$14.80

Class C Shares:
Net asset value and offering price per share* ($2,205,071 applicable to 157,236 shares of beneficial interest outstanding - Note 5)	$14.02

Class I Shares:
Net asset value, offering and redemption price per share ($59,950,859 applicable to 4,185,018 shares of beneficial interest outstanding - Note 5)	$14.33

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12  |  Annual Report

Statement of Operations

Thornburg Better World International Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Dividend Income
Non-affiliated issuers (net of foreign taxes withheld of $90,615)	$1,119,292
Non-controlled affiliated issuer	61,680

Total	1,180,972

EXPENSES

Investment advisory fees (Note 4)	474,275
Administration fees (Note 4)
Class A Shares	6,159
Class C Shares	1,882
Class I Shares	21,105
Distribution and service fees (Note 4)
Class A Shares	12,353
Class C Shares	15,089
Transfer agent fees
Class A Shares	37,360
Class C Shares	3,255
Class I Shares	20,186
Registration and filing fees
Class A Shares	30,504
Class C Shares	25,344
Class I Shares	25,087
Custodian fees (Note 2)	120,625
Professional fees	61,139
Accounting fees (Note 4)	1,461
Trustee fees	1,521
Other expenses	50,869

Total Expenses	908,214

Less:
Expenses reimbursed by investment advisor (Note 4)	(135,348)
Investment advisory fees waived by investment advisor (Note 4)	(252,584)

Net Expenses	520,282

Net Investment Income	$660,690

Annual Report  |  13

Statement of Operations, Continued

Thornburg Better World International Fund  |  Year Ended September 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $6,648)	$587,738
Foreign currency transactions	18,789

606,527

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $31,769)	4,206,251
Foreign currency translations	2,092

4,208,343

Net Realized and Unrealized Gain	4,814,870

Net Increase in Net Assets Resulting from Operations	$5,475,560

See notes to financial statements.

14  |  Annual Report

Statements of Changes In Net Assets

Thornburg Better World International Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$660,690	$137,184

Net realized gain (loss) on investments, foreign currency transactions, and capital gain taxes	606,527	1,582,461

Net unrealized appreciation (depreciation) on investments, foreign currency translations, and deferred taxes	4,208,343	1,985,163

Net Increase in Net Assets Resulting from Operations	5,475,560	3,704,808

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class A Shares	(49,779)	(7,285)
Class C Shares	(10,230)	(3,171)
Class I Shares	(583,812)	(123,062)

From realized gains
Class A Shares	(177,797)	–
Class C Shares	(45,820)	–
Class I Shares	(1,502,645)	–

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	4,455,372	1,518,080
Class C Shares	1,275,340	753,057
Class I Shares	29,500,849	24,426,364

Net Increase in Net Assets	38,337,038	30,268,791

NET ASSETS

Beginning of Year	30,268,791	–

End of Year	$68,605,829	$30,268,791

Undistributed (distribution in excess of) net investment income	$76,197	$(14,634)

*The Fund commenced operations on October 1, 2015.

See notes to financial statements.

Annual Report  |  15

Notes to Financial Statements

Thornburg Better World International Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on October 1, 2015. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

16  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$61,686,407

Gross unrealized appreciation on a tax basis	$6,769,093
Gross unrealized depreciation on a tax basis	(631,830)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,137,263

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of wash sale losses.

Annual Report  |  17

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $73,962 and decreased accumulated net realized gain by $73,962. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), disposition of passive foreign investment company (“PFIC”) investments, and foreign capital gain taxes.

At September 30, 2017, the Fund had $231,533 of undistributed tax basis net ordinary investment income and $340,377 of undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$2,370,083	$133,518
Capital gains	–	–

Total	$2,370,083	$133,518

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$60,084,782	$60,084,782	$–	$–
Short Term Investments	7,738,888	7,738,888	–	–

Total Investments in Securities	$67,823,670	$67,823,670	$–	$–

Liabilities
Other Financial Instruments**
Spot Currency	$(43)	$(43)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule
DAILY NET ASSETS	FEE RATE

Up to $500 million	0.975%

Next $500 million	0.925

Next $500 million	0.875

Next $500 million	0.825

Over $2 billion	0.775

The Fund’s effective management fee for the year ended September 30, 2017 was 0.975% of the Fund’s average net assets (before applicable management fee waiver of $252,584).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $1,461 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $8,130 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $46 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, and Class I shares of the Fund to obtain various shareholder and distribution related services. For

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

the year ended September 30, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $252,584. For the year ended September 30, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $44,236 for Class A shares, $24,733 for Class C shares, and $66,379 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 39.3%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016*
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	386,475	$5,145,982	132,207	$1,665,516
Shares issued to shareholders in reinvestment of dividends	17,306	219,209	515	7,141
Shares repurchased	(67,442)	(909,819)	(12,528)	(154,577)

Net increase	336,339	$4,455,372	120,194	$1,518,080

Class C Shares
Shares sold	99,435	$1,303,381	59,567	$752,758
Shares issued to shareholders in reinvestment of dividends	4,469	56,050	230	3,171
Shares repurchased	(6,250)	(84,091)	(215)	(2,872)

Net increase	97,654	$1,275,340	59,582	$753,057

Class I Shares
Shares sold	2,273,986	$30,676,477	1,992,451	$24,462,178
Shares issued to shareholders in reinvestment of dividends	143,963	1,848,995	6,180	86,279
Shares repurchased	(222,307)	(3,024,623)	(9,255)	(122,093)

Net increase	2,195,642	$29,500,849	1,989,376	$24,426,364

*	The Fund commenced operations on October 1, 2015.

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Better World International Fund  |  September 30, 2017

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $74,906,516 and $44,704,632, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE

SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, social investing risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22  |  Annual Report

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Annual Report  |  23

Financial Highlights

Thornburg Better World International Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS A SHARES

2017(b)	$13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$14.13
2016(b)(c)	$11.94	0.03	2.04	2.07	(0.15)	–	(0.15)	$13.86

CLASS C SHARES

2017	$13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$14.02
2016(c)	$11.94	(0.05)	2.04	1.99	(0.14)	–	(0.14)	$13.79

CLASS I SHARES

2017	$13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$14.33
2016(c)	$11.94	0.10	2.01	2.11	(0.09)	–	(0.09)	$13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on October 1, 2015.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Annual Report

Financial Highlights, Continued

Thornburg Better World International Fund

RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
		EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)	EXPENSES, AFTER EXPENSE REDUCTIONS (%)	EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)	EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF YEAR (THOUSANDS)

0.64	1.79	1.79	3.21		8.61	105.55	$6,450
0.21	1.83	1.83	7.27	(d)	16.60	180.60	$1,666

0.18	2.32	2.32	4.48		7.97	105.55	$2,205
(0.40)	2.38	2.38	13.13	(d)	15.94	180.60	$822

1.48	0.94	0.94	1.62		9.58	105.55	$59,951
0.76	1.09	1.09	2.28		17.44	180.60	$27,781

Annual Report  |  25

Report of Independent Registered Public Accounting Firm

Thornburg Better World International Fund

To the Trustees and Shareholders of

the Thornburg Better World International Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Better World International Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period October 1, 2015 (commencements of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

26  |  Annual Report

Expense Example

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS A SHARES

Actual	$1,000.00	$1,080.90	$9.55
Hypothetical*	$1,000.00	$1,015.89	$9.25

CLASS C SHARES

Actual	$1,000.00	$1,089.00	$12.45
Hypothetical*	$1,000.00	$1,013.15	$12.00

CLASS I SHARES

Actual	$1,000.00	$1,084.40	$5.35
Hypothetical*	$1,000.00	$1,019.93	$5.19

†	Expenses are equal to the annualized expense ratio for each class (A: 1.83%; C: 2.38%; I: 1.02%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  27

Trustees and Officers

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28  |  Annual Report

Trustees and Officers, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  29

Trustees and Officers, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30  |  Annual Report

Other Information

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For tax year ended September 30, 2017, dividends paid by Thornburg Better World International Fund of $2,370,083 are being reported as taxable ordinary investment income dividends.

For the tax year ended September 30, 2017, the Fund is reporting 43.34% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 1.88% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2017 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2017, foreign source income and foreign taxes paid are $1,169,222 and $97,262, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2017. Complete information will be reported in conjunction with your 2017 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Better World International Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  31

Other Information, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions relating to the nature, extent and quality of services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) the Fund’s investment performance for the three-month, year-to-date and one-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories created by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (4) comparative performance data for fund peer groups selected by an independent mutual fund analyst firm engaged by the independent Trustees, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders, and noted the limited information available for the Fund since its inception in 2015. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of two Fund share classes to the fee levels and expenses for fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that, because the Fund commenced investment operations in 2015, the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels of total expenses for the category, and that the level of total expense for a second share class was comparable to the

32  |  Annual Report

Other Information, Continued

Thornburg Better World International Fund  |  September 30, 2017 (Unaudited)

median level and lower than the average level for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the stated median levels for two peer groups and higher than the stated medians of two other groups, the total expense level of one of the Fund’s share classes after waivers and reimbursements was higher than the medians of its peer groups, and that the total expense level of a second share class after waivers and reimbursements was comparable to the medians of its peer groups. The Trustees did not find the differences significant in view of their findings and conclusions respecting the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted in their evaluation the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in two peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, current fee waivers and expenses, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  33

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34  |  Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3644

Annual Report September 30, 2017 THORNBURG CAPITAL MANAGEMENT FUND

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Capital Management Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class I	N/A	885-216-739

Annual Report  |  3

Letter to Shareholders

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

October 13, 2017

Dear Shareholder:

Thornburg Capital Management Fund (TCMF) was started on July 31, 2015, with the goal of providing superior risk exposures for cash management across the Thornburg family of funds with higher returns and lower costs. Through September 30, 2017, we have generally invested approximately $1.15 billion of Thornburg Investment Trust cash in high-quality, short-term instruments. With the custodian of the Thornburg Investment Trust funds charging 20 basis points (0.20%) for large cash balances, the annualized distribution yield from the portfolio of 1.23% represents a significant pick-up in return.

As a reminder to all shareholders, by combining the cash balances of all eligible Thornburg Investment Trust portfolios into a single pool, we reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio. While individual transaction costs appear low (ticketing costs are $6 and an additional $6 for every maturity), these costs add up quickly in a portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 11 different eligible portfolios, the multiplier effect on costs is high. The creation and the continued management of Thornburg Capital Management Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.

All of the Fund’s investments are rated A-1+, A-1 or A-2 by S&P. As of September 30, 2017, 38.8% of the portfolio was invested in instruments with maturities of one day. As of that same date 78.4% of the total portfolio had maturities of 14 days or less. The weighted average maturity (WAM) of the portfolio, ex-cash was 10 days. Volvo Treasury currently represents our largest single exposure outside of supranationals or U.S. government entities. At the end of the period, this exposure represented 1.68% of the portfolio. Keep in mind that at the investing fund level, this is 1.68% of the cash position. As an example, if cash in the investing fund sat at

10%, the investing fund’s Volvo Treasury position would be 0.168%. As we generally expect to have a large pool of assets, we have the ability to purchase a large number of different issues and still expect to have a vast cost advantage versus splitting investments amongst portfolios.

The above figures should give investors a picture of a very high-quality, very short-term, very liquid portfolio that avoids undue fees and provides a notable return over the custodian’s negative 20 basis point (0.20%) penalty rate. We continue to believe that this structure is a significant improvement over a fragmented, costly, less diversified outcome of investing the cash of each fund separately, and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Sincerely,

Jason Brady, CFA

Portfolio Manager

CEO, President, and Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

4  |  Annual Report

Performance Summary

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.

I Shares (Incep: 7/31/15)	0.87%	0.63%

Citigroup 1-Month T-Bill Index (Since 7/31/15)	0.60%	0.35%

30-DAY YIELDS

Annualized Distribution Yield	1.23%
SEC Yield	1.23%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary

PORTFOLIO COMPOSITION

Glossary

Citigroup One-Month Treasury Bill Index – Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Short-Term Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Annual Report  |  5

Schedule of Investments

Thornburg Capital Management Fund  |  September 30, 2017

		Shares/ Principal Amount	Value

	SHORT TERM INVESTMENTS — 96.19%
a	Agrium, Inc., 1.36%, 10/6/2017	$2,669,000	$2,668,496
a	Agrium, Inc., 1.38%, 10/13/2017	3,645,000	3,643,323
a	Agrium, Inc., 1.42%, 10/26/2017	2,686,000	2,683,351
	Ameren Illinois Co., 1.30%, 10/2/2017	16,000,000	15,999,422
	American Honda Finance, 1.10%, 10/24/2017	3,300,000	3,297,681
b	Amgen Inc., 1.29%, 10/3/2017	1,000,000	999,928
b	Amgen Inc., 1.31%, 10/12/2017	1,600,000	1,599,360
b	Amgen Inc., 1.32%, 10/24/2017	15,400,000	15,387,013
b	Archer Daniels Midland, 1.07%, 10/12/2017	17,000,000	16,994,442
b	Atmos Energy Corp., 1.17%, 10/4/2017	1,526,000	1,525,851
b	Autozone Inc., 1.35%, 10/6/2017	1,600,000	1,599,700
b	Autozone Inc., 1.35%, 10/13/2017	8,000,000	7,996,400
b	Autozone Inc., 1.35%, 10/16/2017	5,000,000	4,997,188
b	Autozone Inc., 1.35%, 10/17/2017	1,600,000	1,599,040
b	Avery Dennison Corp., 1.30%, 10/2/2017	16,000,000	15,999,422
	Bank of New York Tri-Party Repurchase Agreement 1.36% dated 9/29/2017 due 10/2/2017, repurchase price $45,005,100 collateralized by 42 corporate debt securities and 5 U.S. Government debt securities, having an average coupon of 3.88%, a minimum credit rating of BBB-, maturity dates from 10/2/2017 to 3/15/2055, and having an aggregate market value of $48,217,453 at 9/29/2017	45,000,000	45,000,000
b	Berkshire Hathaway Energy, 1.27%, 10/2/2017	3,500,000	3,499,877
b	Berkshire Hathaway Energy, 1.27%, 10/25/2017	8,960,000	8,952,414
b	Brown-Forman Corp., 1.22%, 10/3/2017	4,000,000	3,999,729
b	Brown-Forman Corp., 1.24%, 10/6/2017	2,000,000	1,999,656
b	Brown-Forman Corp., 1.26%, 10/11/2017	1,500,000	1,499,475
b	Brown-Forman Corp., 1.24%, 10/18/2017	9,000,000	8,994,730
b	Campbell Soup Co., 1.26%, 10/24/2017	7,362,000	7,356,014
a,b	Carnival Corp., 1.33%, 10/2/2017	19,000,000	18,999,298
b	Centerpoint Energy, Inc., 1.33%, 10/2/2017	16,000,000	15,999,409
b	Church & Dwight Co., Inc., 1.28%, 10/2/2017	17,000,000	16,999,395
b	Colgate-Palmolive Co., 1.08%, 10/23/2017	17,000,000	16,988,780
b	Consolidated Edison, Inc., 1.21%, 10/2/2017	2,450,000	2,449,918
b	Consolidated Edison, Inc., 1.25%, 10/3/2017	6,000,000	5,999,583
b	Cummins, Inc., 1.12%, 10/5/2017	1,550,000	1,549,807
	Delmarva Power & Light, 1.28%, 10/2/2017	17,000,000	16,999,396
a,b	Diageo Capital plc, 1.25%, 10/2/2017	17,000,000	16,999,410
b	Dollar General Corp., 1.25%, 10/2/2017	15,000,000	14,999,479
b	Dover Corp., 1.30%, 10/5/2017	16,000,000	15,997,689
b	Dr. Pepper Snapple Group, 1.35%, 10/13/2017	14,000,000	13,993,700
b	Edison International, 1.30%, 10/2/2017	19,000,000	18,999,314
b	Emerson Electric Co., 1.05%, 10/12/2017	17,000,000	16,994,546
a,b	Experian Finance plc, 1.36%, 10/23/2017	10,400,000	10,391,356
	Farmer Mac Discount Note, 0.70%, 10/2/2017	25,000,000	24,999,514
	Federal Farm Credit Bank Discount Note, 0.70%, 10/2/2017	20,000,000	19,999,611
	Federal Home Loan Bank Discount Note, 0.97%, 10/16/2017	1,200,000	1,199,515
	Federal Home Loan Bank Discount Note, 0.98%, 10/27/2017	42,532,000	42,501,897
	Florida Power & Light Co., 1.15%, 10/4/2017	17,000,000	16,998,371
b	General Mills, Inc., 1.25%, 10/2/2017	8,000,000	7,999,722
b	General Mills, Inc., 1.28%, 10/3/2017	5,506,000	5,505,608
b	Hitachi America Capital, 0.998%, 10/2/2017	16,000,000	15,999,409
b	Illinois Tool Works, Inc., 1.12%, 10/5/2017	8,300,000	8,298,967
b	Illinois Tool Works, Inc., 1.12%, 10/11/2017	4,906,000	4,904,474
b	Intercontinental Exchange, Inc., 1.11%, 10/5/2017	8,500,000	8,498,952
a	International Bank for Reconstruction and Development, 1.03%, 10/10/2017	13,000,000	12,996,652
b	Interpublic Group of Companies, Inc., 1.32%, 10/6/2017	17,000,000	16,996,883
b	Kimberly-Clark Corp., 1.07%, 10/10/2017	8,500,000	8,497,726
b	L’Oreal USA, Inc., 1.13%, 10/3/2017	5,000,000	4,999,686
b	L’Oreal USA, Inc., 1.13%, 10/5/2017	12,000,000	11,998,493
b	Louisville Gas & Electric Co., 1.32%, 10/3/2017	11,000,000	10,999,193
b	Louisville Gas & Electric Co., 1.34%, 10/5/2017	7,000,000	6,998,958
b	Marriott International, 1.35%, 10/5/2017	1,000,000	999,850
b	Marriott International, 1.40%, 10/17/2017	1,200,000	1,199,253
b	Mondelez International, Inc., 1.25%, 10/2/2017	8,000,000	7,999,722

6  |  Annual Report

Schedule of Investments, Continued

Thornburg Capital Management Fund  |  September 30, 2017

		Shares/ Principal Amount	Value
b	Mondelez International, Inc., 1.33%, 10/5/2017	$8,000,000	$7,998,818
b	Nestle Capital Corp., 0.99%, 10/11/2017	1,000,000	999,725
b	NextEra Energy Capital Holdings, Inc., 1.34%, 10/6/2017	7,370,000	7,368,628
b	Nike, Inc., 1.07%, 10/4/2017	17,000,000	16,998,484
b	Novartis Finance Corp., 1.12%, 10/6/2017	5,000,000	4,999,222
b	Novartis Finance Corp., 1.12%, 10/20/2017	11,000,000	10,993,498
b	Oglethorpe Power Corp., 1.37%, 10/2/2017	12,702,000	12,701,517
b	Oglethorpe Power Corp., 1.37%, 10/10/2017	2,515,000	2,514,139
b	Oglethorpe Power Corp., 1.35%, 10/13/2017	4,783,000	4,780,848
b	Pacific Gas & Electric, 1.18%, 10/2/2017	8,240,000	8,239,730
b	Pacific Gas & Electric, 1.20%, 10/2/2017	8,760,000	8,759,708
	Peoples Gas, Light, & Coke, 1.28%, 10/2/2017	19,000,000	18,999,324
b	PepsiCo, Inc., 1.05%, 10/20/2017	17,000,000	16,990,579
b	Pinnacle West Capital, 1.17%, 10/2/2017	17,000,000	16,999,448
	Praxair, Inc., 1.08%, 10/23/2017	17,000,000	16,988,780
a,b	Reckitt Benckiser Group plc, 1.40%, 10/17/2017	18,000,000	17,988,800
b	Roche Holding, Inc., 1.00%, 10/2/2017	16,000,000	15,999,551
	Ryder System, Inc., 1.40%, 10/17/2017	1,000,000	999,378
	Ryder System, Inc., 1.37%, 10/23/2017	3,900,000	3,896,735
b	Snap-on, Inc., 1.18%, 10/6/2017	1,000,000	999,836
	South Carolina Electric & Gas, 1.40%, 10/13/2017	2,800,000	2,798,693
	South Carolina Electric & Gas, 1.41%, 10/18/2017	8,000,000	7,994,673
	South Carolina Electric & Gas, 1.40%, 10/18/2017	4,800,000	4,796,827
	South Carolina Electric & Gas, 1.43%, 10/24/2017	1,400,000	1,398,721
b	Southern California Edison Co., 1.20%, 10/2/2017	16,000,000	15,999,467
b	Southern Co. Gas Capital Corp., 1.37%, 10/3/2017	7,000,000	6,999,467
b	Southern Co. Gas Capital Corp., 1.30%, 10/23/2017	5,729,000	5,724,449
b	Southern Co. Gas Capital Corp., 1.33%, 10/25/2017	4,271,000	4,267,213
b	Spectra Energy Partners, 1.32%, 10/5/2017	2,505,000	2,504,633
b	Spectra Energy Partners, 1.43%, 10/5/2017	835,000	834,867
b	Spectra Energy Partners, 1.40%, 10/13/2017	5,500,000	5,497,433
b	Spectra Energy Partners, 1.40%, 10/27/2017	8,160,000	8,151,749
	Tennessee Valley Authority Discount Note, 1.00%, 10/3/2017	6,580,000	6,579,634
	Tennessee Valley Authority Discount Note, 1.00%, 10/10/2017	38,000,000	37,990,500
b	The J.M. Smucker Co., 1.32%, 10/6/2017	18,000,000	17,996,700
b	Tyson Foods, Inc., 1.31%, 10/10/2017	7,000,000	6,997,708
b	Unilever Capital Corp., 1.04%, 10/2/2017	16,000,000	15,999,538
	United States Treasury Bill, 0.957%, 10/5/2017	29,000,000	28,997,072
	United States Treasury Bill, 0.65%, 10/5/2017	50,000,000	49,996,233
b	Volvo Group Treasury, 1.41%, 10/25/2017	19,000,000	18,982,140
b	Wal-Mart Stores, Inc., 1.03%, 10/2/2017	1,000,000	999,971
b	Wal-Mart Stores, Inc., 1.10%, 10/2/2017	1,000,000	999,969
b	Wal-Mart Stores, Inc., 1.08%, 10/10/2017	15,000,000	14,995,950

	TOTAL SHORT TERM INVESTMENTS (Cost $1,086,966,403)		1,086,966,403

	TOTAL INVESTMENTS — 96.19% (Cost $1,086,966,403)		$1,086,966,403

	OTHER ASSETS LESS LIABILITIES — 3.81%		43,054,432

	NET ASSETS — 100.00%		$1,130,020,835

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate value of these securities in the Fund’s portfolio was $696,566,579, representing 61.64% of the Fund’s net assets.

See notes to financial statements.

Annual Report  |  7

Statement of Assets and Liabilities

Thornburg Capital Management Fund  |  September 30, 2017

ASSETS

Investments at value (cost $1,086,966,403) (Note 3)	$1,086,966,403
Cash	22,926,108
Receivable for investments sold	20,000,000
Interest receivable	190,715

Total Assets	1,130,083,226

LIABILITIES

Accounts payable and accrued expenses	62,309
Dividends payable	82

Total Liabilities	62,391

NET ASSETS	$1,130,020,835

NET ASSETS CONSIST OF

Undistributed net investment income	$23,695
Net capital paid in on shares of beneficial interest	1,129,997,140

$1,130,020,835

NET ASSET VALUE

Class I Shares:
Net asset value and redemption price per share ($1,130,020,835 applicable to 113,020,835 shares of beneficial interest outstanding - Note 5)	$10.00

See notes to financial statements.

8  |  Annual Report

Statement of Operations

Thornburg Capital Management Fund  |  Year Ended September 30, 2017

INVESTMENT INCOME

Interest income (net of premium amortized of $14,336)	$10,123,418

EXPENSES

Transfer agent fees	3,012
Custodian fees (Note 2)	175,202
Professional fees	42,292
Accounting fees (Note 4)	34,577
Trustee fees	14,100
Other expenses	33,663

Total Expenses	302,846

Net Investment Income	$9,820,572

See notes to financial statements.

Annual Report  |  9

Statements of Changes in Net Assets

Thornburg Capital Management Fund

	YEAR ENDED SEPTEMBER 30, 2017	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income	$9,820,572	$7,036,117

Net Increase in Net Assets Resulting from Operations	9,820,572	7,036,117

DIVIDENDS TO SHAREHOLDERS

From net investment income
Class I Shares	(9,820,572)	(7,036,117)

FUND SHARE TRANSACTIONS (NOTE 5)

Class I Shares	(263,515,419)	(379,323,866)

Net Decrease in Net Assets	(263,515,419)	(379,323,866)

NET ASSETS

Beginning of Year	1,393,536,254	1,772,860,120

End of Year	$1,130,020,835	$1,393,536,254

Undistributed net investment income	$23,695	$23,695

See notes to financial statements.

10  |  Annual Report

Notes to Financial Statements

Thornburg Capital Management Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust. Thornburg Investment Management, Inc., acting as the agent for the other series of the Trust will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Annual Report  |  11

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  September 30, 2017

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,086,966,403

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized gain (loss) in the Fund at September 30, 2017 due to all securities with less than 60 days to maturity being valued by the amortized cost method.

At September 30, 2017, the Fund had $23,777 undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2017, and September 30, 2016, was as follows:

	2017	2016
Distributions from:
Ordinary income	$9,820,572	$7,036,117
Capital gains	–	–

Total	$9,820,572	$7,036,117

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the

12  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  September 30, 2017

Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short Term Investments	$1,086,966,403	$–	$1,086,966,403	$–

Total Investments in Securities	$1,086,966,403	$–	$1,086,966,403	$–

Annual Report  |  13

Notes to Financial Statements, Continued

Thornburg Capital Management Fund  |  September 30, 2017

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $34,577 for these accounting services. The Advisor provides certain administrative services to the Fund. No fees are charged for those services.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had transactions with affiliated funds of $24,000,000 in sales generating no realized gains or losses.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	YEAR ENDED SEPTEMBER 30, 2017		YEAR ENDED SEPTEMBER 30, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	876,780,189	$8,767,801,887	1,098,287,670	$10,982,876,709
Shares issued to shareholders in reinvestment of dividends	982,057	9,820,572	703,612	7,036,117
Shares repurchased	(904,113,788)	(9,041,137,878)	(1,136,923,669)	(11,369,236,692)

Net decrease	(26,351,542)	$(263,515,419)	(37,932,387)	$(379,323,866)

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had no purchase and sale transactions of investments other than short-term.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, diversification risk, foreign investment risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

14  |  Annual Report

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Annual Report  |  15

Financial Highlights

Thornburg Capital Management Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+		NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF YEAR

CLASS I SHARES

2017(b)	$10.00	0.09		–		0.09		(0.09)	–	(0.09)	$10.00
2016(b)	$10.00	0.05		–		0.05		(0.05)	–	(0.05)	$10.00
2015(b)(d)	$10.00	–	(e)	–	(f)	–	(g)	– (h)	–	–	$10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(d)	Fund commenced operations on July 31, 2015.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Net investment income (loss) was less than $0.01 per share.
(h)	Dividends from net investment income per share were less than $(0.01).
(i)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

16  |  Annual Report

Financial Highlights, Continued

Thornburg Capital Management Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)		NET ASSETS AT END OF YEAR (THOUSANDS)

0.89		0.03		0.03		0.03		0.87	–	(c)	$1,130,021
0.45		0.03		0.03		0.03		0.45	–	(c)	$1,393,536
0.26	(i)	0.03	(i)	0.03	(i)	0.03	(i)	0.04	–	(c)	$1,772,860

Annual Report  |  17

Report of Independent Registered Public Accounting Firm

Thornburg Capital Management Fund

To the Trustees and Shareholders of the

Thornburg Capital Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Capital Management Fund (the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

18  |  Annual Report

Expense Example

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS I SHARES

Actual	$1,000.00	$1,005.60	$0.11
Hypothetical*	$1,000.00	$1,024.96	$0.11

†	Expenses are equal to the annualized expense ratio for each class (I: 0.02%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  19

Trustees and Officers

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

20  |  Annual Report

Trustees and Officers, Continued

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  21

Trustees and Officers, Continued

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22  |  Annual Report

Other Information

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Capital Management Fund pursuant to an investment advisory agreement. The Trustees consider this agreement for renewal annually, and determined to renew the agreement on September 11, 2017.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. Information noted by the Trustees in their evaluation as having been considered included oral and written reports received from the Advisor respecting the Advisor’s selection of investments and execution of the Fund’s investment strategies, achievement of the Fund’s investment objectives, and other factors. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports respecting additions to its information management and other electronic systems. The Trustees also noted in this regard their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors. Portfolio holdings and related information confirmed that the Advisor had managed the Fund since commencement of investment operations in accordance with the Fund’s prospectus. Reports on services rendered by the Advisor to the Fund over the course of the year confirmed to the Trustees that the nature, extent and quality of those services remained sufficient.

Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.

Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.

Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.

Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.

Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated objectives

Annual Report  |  23

Other Information, Continued

Thornburg Capital Management Fund  |  September 30, 2017 (Unaudited)

and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in view of its objectives and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

24  |  Annual Report

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

Annual Report  |  25

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

26  |  Annual Report

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Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3477

Annual Report

September 30, 2017

Commencement Date: December 30, 2016

THORNBURG LONG/SHORT EQUITY FUND

Thornburg

INVESTMENT MANAGEMENT

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2  |  Annual Report

Thornburg Long/Short Equity Fund

Annual Report  ^  September 30, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP

Class I	THLSX	885-216-689

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report  |  3

Letter to Shareholders

Thornburg Long/Short Equity Fund  |  September 30, 2017

October 31, 2017

Dear Fellow Shareholder:

Thornburg Long/Short Equity Fund’s 2017 fiscal year (which spans nine months beginning at the mutual fund’s inception on December 30, 2016) was strong. The Fund returned 11.3% (I shares) vs. the S&P 500 Index return of 14.2%. We were able to capture just more than 80% of the market’s return during the period with only a third of the net market exposure of the index (averaging 32% during the period).

“Owner’s Manual”

While new to the mutual fund world, Thornburg Long/Short Equity Fund has been around much longer than just these last 10 months. In fact, the original LP structure hedge fund was started in early 2008 and was converted to a mutual fund on December 30, 2016. We will celebrate the strategy’s 10th anniversary in February of 2018. In our 2013 partner letter, we provided a brief Owner’s Manual of sorts, and we would like to include a similar disclosure here for the mutual fund. While this manual will look a little bit different than what we wrote then, it’s heartening how little has changed. So, here goes.

Thornburg Long/Short Equity Fund is an opportunistic strategy that will generally own a portfolio of long investments (30 to 40 stocks), against a portfolio of short investments (also 30 to 40 stocks).

We seek to limit the net market exposure of the Fund to 30% to 50%. Our current net exposure is lower (by a lot) than our average peer in the Morningstar Long/Short Equity category. Our net exposure range is also more limited (and therefore more predictable). While we have tremendous flexibility to buy, or short, the investments that we are most excited about, we remain mindful of the Fund’s net market exposure when exercising that discretion because we view the maintenance of a 30% - 50% net exposure as a way to reduce volatility. (We don’t believe in market timing, holding to heart economist John Kenneth Galbraith’s saying: “There are two kinds of forecasters: those who don’t know, and those who don’t know they don’t know.”)

Geographically, we can invest anywhere in the world, though our history and our expectation is that we will tend to do more investing in the U.S. than elsewhere. We are multi-cap and growth-oriented investors on both sides of the book.

We seek to manage the risks of the portfolio through both qualitative and quantitative risk management. We strive to allow our stock selection to tell the story; that is, we work to have similar sector, market cap, geographic, and risk-factor exposures on each side of the book. Our basket approach, as well as our risk reporting and monthly risk meetings, aid us in this endeavor.

OUR THREE-BASKET CONSTRUCT

Long Book	Short Book
Growth Industry Leaders	Cycle Victims
Consistent Growers	Stumbling Stalwarts
Emerging Growth Companies	Falling Stars

Our goal is that through long and short investing we will be able to generate broad equity index-like returns over the cycle, while minimizing the bumps along the way (i.e., provide lower equity market exposure and volatility).

Fund Long-Term Results

What’s most important in the previous sentence is the term “over the cycle.” We are in a historically long drought between bear markets. If the S&P 500 Index finishes positive for 2017 (which seems likely, given the 14% return year-to-date as of September 30, 2017 — though stranger things have happened), it will mark nine consecutive years of positive total returns. The only other time this has happened since the founding of the original Composite Index in 1923 (which later became the S&P 500 Index) was in the nine years ending in 1999 (Let’s party like it’s 1999!). Given the long bull run, we think a risk-adjusted return measure is a reasonable way to examine our results. In Charts 1 and 2, you can see the annualized alpha generated over the last five years and since inception for the strategy against the S&P 500, as well as how our peer group has fared.

Chart 1	|	Five-Year Track Record (9/30/12–9/30/17)

Source: FactSet, Morningstar, and Thornburg.

4  |  Annual Report

Letter to Shareholders, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

Chart 2	|	Since-Inception Track Record (2/1/08–9/30/17)

Source: FactSet, Morningstar, and Thornburg.

We are excited to have provided good up-market participation for the strategy during the long rally, despite our low net exposure. We are also excited that our investment process has contributed to alpha on both sides of the book. Our alpha generation on the short side seems particularly distinctive over the last five years. Keep in mind trailing returns would look better if we excluded the 20% incentive fee we previously charged when the Fund was a private vehicle.

The Fiscal Year (inception date of 12/30/16)

2017 YEAR TO DATE

	TOTAL RETURN	AVG. WGT
Long Book	24.93%	107.4%
Short Book	16.36%	-74.9%
Fund	11.30%	32.6%
S&P 500 Index	14.24%	–
Russell 2000 Index	10.94%	–

Source: Kiski.

The table above summarizes our market exposure and the total return for the fiscal year since inception of the Fund. This year, our strong risk-adjusted returns have been driven by outstanding results on the long side of our book. Our longs were up nearly 25%, well outpacing the 14.2% of the S&P 500 for the period. Our shorts hurt our performance during the period, both in absolute and relative terms. Our shorts were up (i.e., we lost money) nearly 16.4% during the period vs. the S&P 500 return of 14.2%. Our goal is to outperform the S&P 500 in our short book over the long term, that is, to decline more or go up less. We didn’t accomplish this goal during the fiscal year. That said, we aim to balance the exposure in our long and short books and it was a relatively good year for the sorts of things we invest in (e.g., growth, health care, information technology), and it showed on both sides of the portfolio. The spread between our long-book return (25%) and our short-book return (16%) created a good overall outcome for our investors this year.

Best Performers

All five top contributors during the fiscal year were long investments. This isn’t surprising given the strong overall market environment.

Long Book

•	Grand Canyon Education, Inc. (LOPE)

The for-profit education company Grand Canyon was a great stock for us during the fiscal year. During the period we have also materially trimmed our exposure as the stock has approached our price target—it had been our largest position but has now fallen well outside of our top-10 current positions. We have long believed Grand Canyon to be different from its peers, and better. Its ground campus and Division I athletics differentiate the brand, which the company leverages in its online programs. Strong business execution and a more benign environment both aided stock price performance during the year.

•	Activision Blizzard, Inc. (ATVI)

Video game manufacturer Activision’s stock appreciated materially during the fiscal year. Activision has had strong success in both the popularity of their game franchises and in their ability to better monetize their customer base in-game (get more dollars per game player over time).

•	Facebook, Inc. (FB)

Facebook continues to grow both the usage and engagement of its products globally, while also attracting more global advertising dollar spend. We continue to view the shares as undervalued today as revenue and earnings include very little contribution from the company’s large and popular messaging platforms.

•	Akorn, Inc. (AKRX)

Specialty pharmaceutical manufacturer Akorn, a new investment during the fiscal year, paid off quickly for our shareholders. We believed the company’s marketed products and generic pipeline was underappreciated by investors. We initially invested in late February. Fresenius Kabi announced they planned to acquire Akorn in early April.

•	Netflix, Inc. (NFLX)

Netflix continues to be one of the main beneficiaries of the move from the traditional television bundle to over-the-top streaming. We have invested successfully in Netflix twice over the last 10 years. Our current ownership period began in late August of 2016 following a disappointing earnings report in July. While subscriber adds at Netflix have been lumpy, the smoothed trend line has consistently pointed up and to the right. The company’s ability to buy content once and stream it to its global subscriber base creates significant network effects. While we have trimmed our position somewhat as it approaches our price target, we remain excited about the company’s long-term competitive position.

Worst Performers

Four of our five top detractors during the fiscal year were shorts, again, not surprising considering the stock market’s strong returns.

Long Book

•	Carvana (CVNA)

Carvana Co (CVNA) is a technology start-up based in Phoenix, AZ. Carvana, a leading online used car seller, was spun out from parent

Annual Report  |  5

Letter to Shareholders, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

Drivetime, a brick-and-mortar used car dealership, during the fiscal year. Questions about the long-term viability of the company’s business model, and some in-depth public short reports, have weighed on the company’s share price. Further, Carvana’s disappointing initial public offering weighed on fund performance during the fiscal year.

Short Book

•	Myriad Genetics, Inc. (MYGN)

Myriad showed stability in its core hereditary cancer-testing business late in the fiscal year after many quarters of declines. The stock responded favorably to this development. We remain short. Myriad will face new contract renewals in this increasingly competitive space in the coming years.

•	Arista Networks (ANET)

Arista is a software-driven cloud networking company. Shares increased during the year due to a better-than-expected business development. Our short thesis had been predicated on a slowdown in revenue growth, driven by white box cannibalization, increased competition, and legal disruptions. We closed this position during the year due to fundamental deterioration against our short thesis.

•	Petmed Express Inc. (PETS)

Petmed Express provides online prescription and non-prescription pet medications, health products, and supplies for dogs and cats. The closure of a competitor website and a shift towards higher margin items helped both the top and bottom line in 2017.

•	Mixi Inc. (2121 JP)

Mixi owns Monster Strike, a gaming app for mobile phones. Monster Strike revenues grew in 2017 after an anniversary marketing campaign following revenue declines.

Overall, we are very satisfied with our first nine months as a ‘40 Act Fund. We will continue to operate just as we had as a hedge fund, attempting to construct our portfolio so that our stock selection provides excess returns, both long and short.

We very much appreciate the confidence you’ve placed in the team with your investment in our Fund.

Sincerely,

Connor Browne, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6  |  Annual Report

Performance Summary

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.

I Shares (Incep: 12/30/16)	12.58%	5.81%	8.93%	7.12%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: I shares, 3.01%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 2.74%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

HFRX Equity Hedge Index is composed of strategies that maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

HFRI Equity Hedge Index is an equal-weighted performance index composed of strategies that maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities - both long and short.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Alpha – A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio performed better than its beta would predict. In contrast, a negative alpha indicates under-performance, given the expectations established by the beta.

Morningstar Long/Short Equity Category – Long/short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

Annual Report  |  7

Fund Summary

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

OBJECTIVE AND STRATEGIES

The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.

SECTOR ALLOCATION

Information Technology	13.1%
Energy	6.1%
Health Care	6.1%
Consumer Staples	5.7%
Consumer Discretionary	5.3%
Financials	0.5%
Utilities	0.0%
Real Estate	-0.6%
Industrials	-0.6%
Materials	-0.7%
Telecommunication Services	-2.3%
Other Assets Less Liabilities	67.5%

PORTFOLIO EXPOSURE

	3Q17	2Q17
Gross Long	107.1%	105.8%
Gross Short	-74.6%	-74.8%
Net Equity	32.5%	31.0%

ASSETS BY GEOGRAPHY

	Long	Short
United States	88.3%	-65.6%
Ex-U.S.	18.8%	-9.0%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change.

TOP TEN LONG HOLDINGS

Gilead Sciences, Inc.	6.4%
Alkermes plc	4.7%
Wal-Mart Stores, Inc.	4.6%
ViaSat, Inc.	4.5%
Oaktree Capital Group, LLC	4.1%
Alphabet, Inc. Class C	4.0%
Facebook, Inc.	3.8%
Pure Storage, Inc.	3.8%
Domino’s Pizza Group plc	3.7%
TRI Pointe Homes, Inc.	3.7%

8  |  Annual Report

Schedule of Investments

Thornburg Long/Short Equity Fund  |  September 30, 2017

		SHARES	VALUE

	COMMON STOCK — 106.17%

	CAPITAL GOODS — 3.49%
	Industrial Conglomerates — 3.49%
a	General Electric Co.	115,250	$2,786,745

			2,786,745

	CONSUMER DURABLES & APPAREL — 7.28%
	Household Durables — 3.69%
a,b	TRI Pointe Homes, Inc.	212,758	2,938,188
	Leisure Products — 3.59%
a	Callaway Golf Co.	198,458	2,863,749

			5,801,937

	CONSUMER SERVICES — 5.02%
	Diversified Consumer Services — 1.27%
a,b	Grand Canyon Education, Inc.	11,177	1,015,095
	Hotels, Restaurants & Leisure — 3.75%
	Domino’s Pizza Group plc	718,417	2,986,228

			4,001,323

	DIVERSIFIED FINANCIALS — 9.30%
	Capital Markets — 6.49%
	Apollo Global Management, LLC	63,629	1,915,233
	Oaktree Capital Group, LLC	69,321	3,261,553
	Mortgage Real Estate Investment Trusts — 2.81%
a	PennyMac Mortgage Investment Trust	128,626	2,236,806

			7,413,592

	ENERGY — 5.97%
	Oil, Gas & Consumable Fuels — 5.97%
a	Devon Energy Corp.	73,656	2,703,912
	Teekay LNG Partners LP	115,322	2,052,731

			4,756,643

	FOOD & STAPLES RETAILING — 8.02%
	Food & Staples Retailing — 8.02%
a,b	US Foods Holding Corp.	101,986	2,723,026
a	Wal-Mart Stores, Inc.	46,995	3,672,190

			6,395,216

	FOOD, BEVERAGE & TOBACCO — 3.32%
	Food Products — 3.32%
b	Nomad Foods Ltd.	181,597	2,645,868

			2,645,868

	HEALTH CARE EQUIPMENT & SERVICES — 3.18%
	Health Care Equipment & Supplies — 3.18%
	Medtronic plc	32,552	2,531,569

			2,531,569

	HOUSEHOLD & PERSONAL PRODUCTS — 2.69%
	Personal Products — 2.69%
	KOSE Corp.	18,744	2,147,169

			2,147,169

	INSURANCE — 2.64%
	Insurance — 2.64%
a	Assured Guaranty Ltd.	55,735	2,103,996

			2,103,996

Annual Report  |  9

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

		SHARES	VALUE
	MATERIALS — 0.76%
	Metals & Mining — 0.76%
	Warrior Met Coal, Inc.	25,700	$605,749

			605,749

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 12.97%
	Biotechnology — 11.09%
b	Alkermes plc	73,619	3,742,790
a	Gilead Sciences, Inc.	62,915	5,097,373
	Pharmaceuticals — 1.88%
b	Akorn, Inc.	20,282	673,160
	Phibro Animal Health Corp.	22,368	828,734

			10,342,057

	REAL ESTATE — 1.54%
	Equity Real Estate Investment Trusts — 1.54%
	Fibra Uno Administracion S.A. de C.V.	730,242	1,231,908

			1,231,908

	RETAILING — 12.27%
	Internet & Direct Marketing Retail — 7.80%
a,b	Amazon.com, Inc.	2,796	2,687,934
a	Expedia, Inc.	20,069	2,888,732
b	Netflix, Inc.	3,565	646,513
	Specialty Retail — 4.47%
b	Carvana Co.	48,844	717,030
b	O’ Reilly Automotive, Inc.	11,052	2,380,269
	Office Depot, Inc.	102,300	464,442

			9,784,920

	SOFTWARE & SERVICES — 11.66%
	Information Technology Services — 1.20%
	Cognizant Tech Solutions Corp.	13,151	953,974
	Internet Software & Services — 7.86%
a,b	Alphabet, Inc. Class C	3,363	3,225,487
a,b	Facebook, Inc.	17,801	3,041,657
	Software — 2.60%
a	Activision Blizzard, Inc.	32,110	2,071,416

			9,292,534

	TECHNOLOGY HARDWARE & EQUIPMENT — 16.08%
	Communications Equipment — 12.31%
b	ARRIS International plc	78,324	2,231,451
b	EchoStar Corp.	27,828	1,592,596
a,b	Palo Alto Networks, Inc.	16,586	2,390,043
a,b	ViaSat, Inc.	55,985	3,600,955
	Technology, Hardware, Storage & Peripherals — 3.77%
a,b	Pure Storage, Inc.	187,927	3,004,953

			12,819,998

	TOTAL COMMON STOCK (Cost $72,192,669)		84,661,224

	TOTAL LONG-TERM INVESTMENTS — 106.17% (Cost $72,192,669)		84,661,224

	SHORT TERM INVESTMENTS — 21.77%
c	Thornburg Capital Management Fund	1,735,960	17,359,603

	TOTAL SHORT TERM INVESTMENTS (Cost $17,359,603)		17,359,603

	OTHER ASSETS LESS LIABILITIES — 46.93%		37,420,127

	COMMON STOCK SOLD SHORT — (74.58)%

	AUTOMOBILES & COMPONENTS — (2.25)%
	Auto Components — (2.25)%
	The Goodyear Tire & Rubber Co.	(53,879)	(1,791,477)

			(1,791,477)

10  |  Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

		SHARES	VALUE
	BANKS — (4.74)%
	Banks — (2.42)%
	Westamerica Bancorporation	(32,429)	$(1,930,823)
	Thrifts & Mortgage Finance — (2.32)%
b	Bofi Holding, Inc.	(65,041)	(1,851,717)

			(3,782,540)

	CAPITAL GOODS — (4.16)%
	Machinery — (1.80)%
	KONE Oyj	(27,123)	(1,436,140)
	Trading Companies & Distributors — (2.36)%
	W.W. Grainger, Inc.	(10,463)	(1,880,724)

			(3,316,864)

	CONSUMER DURABLES & APPAREL — (2.55)%
	Household Durables — (2.55)%
	Garmin Ltd.	(13,374)	(721,795)
b	iRobot Corp.	(16,977)	(1,308,247)

			(2,030,042)

	CONSUMER SERVICES — (6.24)%
	Diversified Consumer Services — (3.99)%
b	Chegg, Inc.	(98,402)	(1,460,286)
	H&R Block, Inc.	(64,872)	(1,717,810)
	Hotels, Restaurants & Leisure — (2.25)%
	Sonic Corp.	(70,493)	(1,794,047)

			(4,972,143)

	DIVERSIFIED FINANCIALS — (6.96)%
	Capital Markets — (4.72)%
	FactSet Research Systems, Inc.	(10,609)	(1,910,787)
	Financial Engines, Inc.	(53,271)	(1,851,167)
	Consumer Finance — (2.24)%
b	Credit Acceptance Corp.	(6,387)	(1,789,446)

			(5,551,400)

	FOOD & STAPLES RETAILING — (1.90)%
	Food & Staples Retailing — (1.90)%
	Colruyt SA	(29,524)	(1,512,150)

			(1,512,150)

	FOOD, BEVERAGE & TOBACCO — (4.38)%
	Food Products — (4.38)%
	Sanderson Farms, Inc.	(10,735)	(1,733,917)
	Conagra Brands, Inc.	(52,010)	(1,754,817)

			(3,488,734)

	HEALTH CARE EQUIPMENT & SERVICES — (7.62)%
	Health Care Equipment & Supplies — (4.50)%
	ResMed, Inc.	(22,418)	(1,725,289)
b	Haemonetics Corp.	(41,538)	(1,863,810)
	Health Care Providers & Services — (0.83)%
b	Select Medical Holdings Corp.	(34,687)	(665,990)
	Health Care Technology — (2.29)%
	Computer Programs and Systems, Inc.	(61,719)	(1,823,797)

			(6,078,886)

	HOUSEHOLD & PERSONAL PRODUCTS — (2.16)%
	Household Products — (2.16)%
	Church & Dwight Co, Inc.	(35,463)	(1,718,182)

			(1,718,182)

Annual Report  |  11

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

		SHARES	VALUE
	MATERIALS — (1.47)%
	Chemicals — (1.47)%
	Orica Ltd.	(75,756)	$(1,174,793)

			(1,174,793)

	MEDIA — (4.52)%
	Media — (4.52)%
	New York Times Co. Class A	(88,621)	(1,736,972)
b	E.W. Scripps Co.	(97,683)	(1,866,722)

			(3,603,694)

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (2.51)%
	Biotechnology — (2.51)%
b	Myriad Genetics, Inc.	(55,277)	(1,999,922)

			(1,999,922)

	REAL ESTATE — (2.19)%
	Equity Real Estate Investment Trusts — (2.19)%
	Extra Space Storage, Inc.	(21,853)	(1,746,492)

			(1,746,492)

	RETAILING — (3.74)%
	Internet & Direct Marketing Retail — (1.62)%
	PetMed Express, Inc.	(38,988)	(1,292,452)
	Specialty Retail — (2.12)%
b	Dufry AG	(10,653)	(1,691,983)

			(2,984,435)

	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (1.76)%
	Semiconductors & Semiconductor Equipment — (1.76)%
b	Advanced Micro Devices, Inc.	(109,928)	(1,401,582)

			(1,401,582)

	SOFTWARE & SERVICES — (9.93)%
	Information Technology Services — (2.18)%
	Paychex, Inc.	(28,984)	(1,737,881)
	Internet Software & Services — (1.73)%
	mixi, Inc.	(28,531)	(1,376,790)
	Software — (6.02)%
	Fair Isaac Corp.	(11,450)	(1,608,725)
	Symantec Corp.	(55,039)	(1,805,829)
b	Ellie Mae, Inc.	(16,908)	(1,388,654)

			(7,917,879)

	TECHNOLOGY HARDWARE & EQUIPMENT — (3.17)%
	Communications Equipment — (2.00)%
	ADTRAN, Inc.	(66,361)	(1,592,664)
	Technology, Hardware, Storage & Peripherals — (1.17)%
b	Electronics for Imaging, Inc.	(21,926)	(935,802)

			(2,528,466)

	TELECOMMUNICATION SERVICES — (2.34)%
	Diversified Telecommunication Services — (2.34)%
	Cogent Communications Holdings, Inc.	(38,232)	(1,869,545)

			(1,869,545)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds $55,687,764)		(59,469,226)

	EXCHANGE-TRADED FUNDS SOLD SHORT — (0.29)%
b	Direxion Daily Developed Markets Bear 3X	(550)	(7,595)
b	Direxion Daily Emerging Markets Bear 3X	(4,595)	(51,464)
b	Direxion Daily Energy Bear 3X	(2,677)	(29,152)
b	Direxion Daily Financial Bear 3X	(3,601)	(52,503)
b	Direxion Daily S&P 500 Bear 3X	(266)	(9,661)

12  |  Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

		SHARES	VALUE
b	Direxion Daily Semiconductors Bear 3X	(66)	$(1,394)
b	Direxion Daily Small Cap Bear 3X	(255)	(3,481)
b	iPath S&P 500 VIX Short-Term Futures ETN	(1,835)	(71,914)
b	ProShares UltraPro Short QQQ	(221)	(5,925)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $5,102,095)		(233,089)

	TOTAL SECURITIES SOLD SHORT (Proceeds $60,789,859)		$59,692,315

	NET ASSETS — 100.00%		$79,738,639

Footnote Legend

a	All or a portion of the security is pledged as collateral for securities sold short. At September 30, 2017, the value of securities pledged was $51,052,257. An additional $37,350,773 in cash has been segregated for collateral on securities sold short.
b	Non-income producing.
c	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL SEPTEMBER 30, 2017	MARKET VALUE SEPTEMBER 30, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)
Thornburg Capital Management Fund	—*	7,697,616	5,961,656	1,735,960	$17,359,603	$155,772	$–	$–

Total non-controlled affiliated issuers - 21.77% of net assets					$17,359,603	$155,772	$–	$–

*The	Fund commenced operations on December 30, 2016.

See notes to financial statements.

Annual Report  |  13

Statement of Assets and Liabilities

Thornburg Long/Short Equity Fund  |  September 30, 2017

ASSETS

Investments at value (Note 3)
Non-affiliated issuers (cost $72,192,669)	$84,661,224
Non-controlled affiliated issuer (cost $17,359,603)	17,359,603
Cash segregated as collateral on securities sold short	37,350,773
Receivable for investments sold	28,456
Receivable for fund shares sold	208,000
Dividends receivable	72,146
Dividend and interest reclaim receivable	910
Prepaid expenses and other assets	22,496

Total Assets	139,703,608

LIABILITIES

Securities sold short (proceeds $60,789,859)	59,702,315
Payable to investment advisor and other affiliates (Note 4)	93,315
Payable for short sale financing	19,578
Accounts payable and accrued expenses	75,893
Dividends payable for short sales	73,868

Total Liabilities	59,964,969

NET ASSETS	$79,738,639

NET ASSETS CONSIST OF

Accumulated net investment loss	$(694,107)
Net unrealized appreciation on investments	13,556,099
Accumulated net realized gain (loss)	1,375,608
Net capital paid in on shares of beneficial interest	65,501,039

$79,738,639

NET ASSET VALUE

Class I Shares:
Net asset value, offering and redemption price per share ($79,738,639 applicable to 7,161,251 shares of beneficial interest outstanding - Note 5)	$11.13

See notes to financial statements.

14  |  Annual Report

Statement of Operations

Thornburg Long/Short Equity Fund  |  Period Ended September 30, 2017*

INVESTMENT INCOME

Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $16,456)	$633,363
Non-controlled affiliated issuer	155,772

Total Income	789,135

EXPENSES

Investment advisory fees (Note 4)	528,706
Administration fees (Note 4)
Class I Shares	21,148
Transfer agent fees
Class I Shares	10,694
Dividend expense on securities sold short	545,913
Short sale financing fees	285,422
Custodian fees (Note 2)	25,338
Professional fees	83,248
Accounting fees (Note 4)	1,377
Trustee fees	1,738
Other expenses	96,979

Total Expenses	1,600,563

Less:
Expenses reimbursed by investment advisor (Note 4)	(153,501)

Net Expenses	1,447,062

Net Investment Loss	(657,927)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	3,989,058
Short positions	(2,690,119)
Foreign currency transactions	20,324

1,319,263

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	7,738,753
Short positions	(2,863,772)

4,874,981

Net Realized and Unrealized Gain	6,194,244

Net Increase in Net Assets Resulting from Operations	$5,536,317

* The Fund commenced operations on December 30, 2016

See notes to financial statements.

Annual Report  |  15

Statement of Changes in Net Assets

Thornburg Long/Short Equity Fund

PERIOD ENDED SEPTEMBER 30, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS

Net investment income (loss)	$(657,927)
Net realized gain (loss) on investments and foreign currency transactions	1,319,263
Net unrealized appreciation (depreciation) on investments	4,874,981

Net Increase (Decrease) in Net Assets Resulting from Operations	5,536,317

FUND SHARE TRANSACTIONS (NOTE 5)

Class I Shares	74,202,322

Net Increase in Net Assets	79,738,639

NET ASSETS

Beginning of Period	0

End of Period	$79,738,639

Accumulated net investment loss	$(694,107)

* For the period from commencement of operations on December 30, 2016 through September 30, 2017.

See notes to financial statements.

16  |  Annual Report

Statement of Cash Flows

Thornburg Long/Short Equity Fund  |   Period Ended September 30, 2017 *

Cash Flows from Operating Activities:
Net change in net assets resulting from operations	5,536,317

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(69,405,351)
Payments to cover securities sold short	(20,500,423)
Proceeds from disposition of investments in securities	42,237,863
Proceeds from securities sold short	42,456,729
Purchases of short term investments, net	(17,223,411)
Net realized (gain) loss:
Investment transactions	(3,989,058)
Short sales	2,690,119
Foreign Currency	(20,324)
Net unrealized (gain) loss:
Investments	(7,738,753)
Short sales	2,863,772

Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	(4,442,162)
Receivable for investment securities sold	(28,456)
Dividend and interest receivable	36,907
Increase in receivable for fund shares sold	(208,000)
Other assets	(15,182)
Increase (decrease) in liabilities:
Payable for short sale financing	(14,434)
Payable for dividends on short sales	20,935
Payable to investment adviser	93,315
Accrued expenses and other payables	73,013

Net cash used in operating activities	(27,576,584)

Cash flows from Financing Activities:
Fund shares sold	31,289,733
Fund shares redeemed	(3,713,149)

Net cash received from financing activities	27,576,584

Net increase in cash during the period	–

Cash and foreign currency, beginning of period:	$0
Cash and foreign currency, end of period:	$0
Non-cash Activities:
In-kind contribution	46,625,738
Reinvestment of Fund distributions	136,192

* The Fund commenced operations on December 30, 2016

Annual Report  |  17

Notes to Financial Statements

Thornburg Long/Short Equity Fund  |  September 30, 2017

NOTE 1 – ORGANIZATION

Thornburg Long/Short Equity Fund (the “Fund”) is a nondiversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 30, 2016. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

Effective December 30, 2016, the assets of Thornburg Partners Fund, L.P., a private investment vehicle for which Thornburg Investment Management, Inc. served as general partner and investment advisor (the “Partnership”), were transferred to the Fund, in exchange for Class I shares of beneficial interest of the Fund, and the Fund assumed certain liabilities of the Partnership. The transaction was structured to qualify as a tax-free transaction under the Internal Revenue Code. The net assets the Fund received from the Partnership in the transaction had a value of $46,625,738 at the time of the transaction. The Partnership received 4,662,574 Class I shares of the Fund, each with a NAV per share of $10.00. Those Class I shares were distributed in pro rata amounts to the partners of the Partnership based on their partner’s capital balance on the effective date of the exchange, and the Partnership subsequently dissolved. The investment policies and restrictions of the Fund are in all material respects equivalent to those of the Partnership, except that the Partnership was not registered as an investment company under the Investment Company Act of 1940 and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed on registered investment companies by the 1940 Act or the Internal Revenue Code of 1986. The Fund’s portfolio management team is the same as the Partnership’s portfolio management team.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Restricted Cash: As of September 30, 2017, the Fund has restricted cash in the amount of $37,350,773. The restricted cash represents collateral pledged in relation to short sale securities. The carrying value of the restricted cash approximates fair value.

Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts are included in Dividend expense on securities sold short on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

18  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund are fully collateralized by segregated cash or other securities which are denoted on the Schedule of Investments.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Annual Report  |  19

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2017, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$29,261,994

Gross unrealized appreciation on a tax basis	$19,170,319
Gross unrealized depreciation on a tax basis	(6,113,801)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,056,518

Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sales and outstanding publicly traded partnerships (“PTP”) and real estate investment trusts (“REITs”) tax basis adjustments.

At September 30, 2017, the Fund had deferred tax basis late year ordinary losses occurring subsequent to December 31, 2016 through September 30, 2017 of $588,485. For tax purposes, such losses will be recognized in the year ending September 30, 2018.

In order to account for permanent book to tax differences, the Fund increased accumulated net investment loss by $36,180, increased accumulated net realized gain by $56,345, and decreased net capital paid in on shares of beneficial interest by $20,165. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), investments in publicly traded partnerships (“PTPs”) and real estate investment trusts (“REITs”), equalization of undistributed capital gains to shareholders, outstanding temporary partnership adjustments, and nondeductible expenses.

As September 30, 2017, the Fund had no undistributed tax basis net ordinary investment income and $1,875,189 of undistributed tax basis capital gains.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

20  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.

Annual Report  |  21

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$84,661,224	$84,661,224	$–	$–
Short Term Investments	17,359,603	17,359,603	–	–

Total Investments in Securities	$102,020,827	$102,020,827	$–	$–

Liabilities
Investments in Securities Sold Short*
Common Stock	$(59,469,226)	$(59,469,226)	$–	$–
Exchange-Traded Funds	(233,089)	(233,089)	–	–

Total Investments in Securities	$(59,702,315)	$(59,702,315)	$–	$–

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE

Up to $500 million	1.250%

Next $500 million	1.200

Next $1 billion	1.150

Over $2 billion	1.100

The Fund’s effective management fee for the year ended September 30, 2017 was 1.25% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2017 the Fund incurred $1,377 for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to the Fund’s shares and for which fees will be payable at an annual rate of up to .05 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by the Fund for the year ended September 30, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.

22  |  Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if expenses fall below the contractual limit during that year.

For the year ended September 30, 2017, the Advisor contractually reimbursed expenses and administrative fees of $153,501 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 52.8%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2017, the Fund had no such transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	PERIOD ENDED SEPTEMBER 30, 2017*
	SHARES	AMOUNT
Class I Shares
In-kind re-organization	4,662,574	$46,625,738
Shares sold	2,847,668	31,289,733
Shares repurchased	(348,991)	(3,713,149)

Net increase	7,161,251	$74,202,322

* The Fund commenced operations on December 30, 2016.

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, the Fund had purchase and sale transactions of long investments of $69,405,351 and $42,456,729, respectively, and cover and sale transactions of securities sold short of $20,500,423 and $42,237,863, respectively (excluding short term investments and securities transferred from the partnership).

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), short sale risk, diversification risk, derivatives risk, credit risk, counterparty risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report  |  23

Financial Highlights

Thornburg Long/Short Equity Fund

PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	NET ASSET VALUE, BEGINNING OF YEAR	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE, END OF PERIOD

CLASS I SHARES

2017(b)	$10.00	(0.13)	1.26	1.13	–	–	–	$11.13

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on December 30, 2016.
(c)	Annualized.
(d)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 1.81%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24  |  Annual Report

Financial Highlights, Continued

Thornburg Long/Short Equity Fund

RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
				EXPENSES, AFTER
NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)

(1.56	)(c)	1.45	(c)	1.45	(c)	3.78	(c)(d)	11.30	61.69%	$79,739

Annual Report  |  25

Report of Independent Registered Public Accounting Firm

Thornburg Long/Short Equity Fund

To the Trustees and Shareholders of the Thornburg Long/Short Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Long/Short Equity Fund (the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period December 30, 2016 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 20, 2017

26  |  Annual Report

Expense Example

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2017, and held until September 30, 2017.

	BEGINNING ACCOUNT VALUE 4/1/17	ENDING ACCOUNT VALUE 9/30/17	EXPENSES PAID DURING PERIOD† 4/1/17–9/30/17

CLASS I SHARES

Actual	$1,000.00	$1,066.10	$7.77
Hypothetical*	$1,000.00	$1,017.55	$7.59

†	Expenses are equal to the annualized expense ratio for each class (I: 1.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report  |  27

Trustees and Officers

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 72 Trustee since 1984, Chairman of Trustees(3)

Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).

None

Brian J. McMahon, 62 Trustee since 2001, Vice Chairman of Trustees, Member of Governance and Nominating Committee & Operations Risk Oversight Committee(5)

Vice Chairman, Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.

None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 72 Trustee since 1994, Lead Independent Trustee, Chairman of Governance and Nominating Committee & Member of Audit Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

Sally Corning, 56 Trustee since 2012, Chairman of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 68 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 54 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 63 Trustee since 2004, Chairman of Operations Risk Oversight Committee & Member of Governance and Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 58 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28  |  Annual Report

Trustees and Officers, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 54 Treasurer since 2016(6)

Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).

Not applicable

Jason Brady, 43 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Connor Browne, 38 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 43 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 41 Vice President since 2014	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc. since 2012.	Not applicable

Lon Erickson, 42 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 78 Vice President since 1995	Senior Advisor and Managing Director and until 2016, portfolio manager of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 46 Vice President since 2006	Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 37 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015, and Associate Portfolio Manager from 2012–2015, of Thornburg Investment Management, Inc.	Not applicable

Ponn Lithiluxa, 46 Vice President since 2017	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014–2017); Vice President, Citi Fund Services, Inc. (2007–2014).	Not applicable

Rob MacDonald, 41 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 50 Vice President since 2001	Managing Director and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 61 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Troy Statczar, 46 Assistant Treasurer since 2017	Director of Fund Administration of Thornburg Investment Management, Inc. since 2017; Director US Operations, Henderson Global Investors N.A., Inc. and Treasurer Henderson Global Funds (2012-2016).	Not applicable

Sean Koung Sun, 36 Vice President since 2017	Portfolio Manager and Managing Director since 2017, Associate Portfolio Manager from 2015-2016, and Equity Research Analyst from 2012-2014 of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 36 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report  |  29

Trustees and Officers, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vinson Walden, 47 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 46 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 43 Vice President since 2003 Secretary since 2007(6)	Managing Director and Director of Mutual Fund Operations of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 42 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.	Not applicable

Di Zhou, 39 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.

(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment officer of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents and assistant secretaries are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30  |  Annual Report

Other Information

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. Because the Fund commenced operations on December 30, 2016, the information in the most recent proxy report is for the period from the Fund’s inception through June 30, 2017. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Long/Short Equity Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 11, 2017.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2017 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in a September independent session with a mutual fund analyst firm retained by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information and other data obtained and analyzed by the consulting firm, and in their independent session discussed their evaluations of the Fund’s fee and expense levels, investment performance and other information presented for the Fund. The independent Trustees also conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred in a separate portion of their session with representatives of management to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled later in September for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

Annual Report  |  31

Other Information, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered in their evaluation of the advisory agreement reports on a wide variety of topics by personnel from the Advisor’s portfolio management, accounting and administration, operations and compliance staffs at quarterly meetings of the Trustees throughout the year and at meetings of the Trustees’ standing committees. The Trustees also considered in this evaluation presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of a renewal of the advisory agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years.

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions respecting the nature, extent and quality of the services rendered to the Fund by the Advisor included the Fund’s achievement of its investment objectives and absolute and relative investment performance over different periods of time, portfolio managers’ cognizance of and strategies to pursue the Fund’s objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, and efforts to achieve tax efficiency. The Trustees noted their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing resources and competencies, measures to expand and improve the Advisor’s staff competencies and the value and quality of the work produced by members of its staff, and the Advisor’s collaborative approach to investment management. The Trustees also noted the Advisor’s reports through the year respecting extensive, multi-year additions to its information collection, storage and analysis capabilities, and the addition or expansion of other electronic systems and the enlistment of outside firms to assist in the Advisor’s initiatives to continually enhance its electronic systems capabilities and competitiveness. The Trustees further noted their consideration of the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objectives and policies, and that the nature, extent and quality of the services provided to the Fund by the Advisor remained sufficient.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for eight calendar years (which included data for a predecessor fund), comparing the Fund’s investment performance to a fund category created by an independent mutual fund analyst firm, and to a broad-based securities index, (4) performance data for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns (which include returns for a predecessor fund) to two mutual fund categories and to a broad-based securities index, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories for the year-to-date and three-month periods, (5) comparative performance data for a fund peer group selected by an independent mutual fund analyst firm engaged by the independent Trustees, (6) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (7) a comparative measure of portfolio volatility, and risk and return statistics. The Trustees generally attach additional significance to investment performance from the perspective of longer term shareholders. Based upon their consideration of this and other information, the Trustees concluded that the Fund’s absolute and relative investment performance over a range of pertinent holding periods, including the performance of the predecessor fund, on the whole was satisfactory in view of its objectives and strategies.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and total expenses to median and average fees and expenses charged to a mutual fund category created by an independent mutual fund analyst firm, comparisons of the advisory fee and total expenses of the Fund’s sole share class to the fee levels and expenses for a fund peer group selected by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s stated advisory fee level was lower than the median and average fee levels for the fund category, and the level of total expense for the Fund after fee waivers and expense reimbursements was lower than the

32  |  Annual Report

Other Information, Continued

Thornburg Long/Short Equity Fund  |  September 30, 2017 (Unaudited)

category’s median and average expense levels. Peer group data showed that the Fund’s stated advisory fee level was lower than the stated median level for the peer group, and that the total expense level for the Fund after fee waivers and expense reimbursements was comparable to the median level for the peer group.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not currently profitable to the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain other funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted explanations by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the general nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies, and that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to the Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees accordingly determined to renew the Fund’s investment advisory agreement with the Advisor for an additional term of one year.

Annual Report  |  33

Trustees’ Statement to Shareholders

Readopted September 11, 2017

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of September 30, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.

EQUITY FUNDS

∎	Thornburg Investment Income Builder Fund

∎	Thornburg Global Opportunities Fund

∎	Thornburg International Value Fund

∎	Thornburg Better World International Fund

∎	Thornburg International Growth Fund

∎	Thornburg Developing World Fund

∎	Thornburg Value Fund

∎	Thornburg Core Growth Fund

FIXED INCOME FUNDS

∎	Thornburg Low Duration Income Fund

∎	Thornburg Limited Term U.S. Government Fund

∎	Thornburg Limited Term Income Fund

∎	Thornburg Strategic Income Fund

∎	Thornburg Low Duration Municipal Fund

∎	Thornburg Limited Term Municipal Fund

∎	Thornburg Intermediate Municipal Fund

∎	Thornburg California Limited Term Municipal Fund

∎	Thornburg New Mexico Intermediate Municipal Fund

∎	Thornburg New York Intermediate Municipal Fund

∎	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

∎	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report  |  35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3931

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that two members of the Trust’s audit committee, David A. Ater and Sally Corning, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Ms. Corning are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2016	Year Ended September 30, 2017
Thornburg Investment Trust	$680,460	$736,325

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2016	Year Ended September 30, 2017
Thornburg Investment Trust	$45,000	$12,500

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2016	Year Ended September 30, 2017
Thornburg Investment Trust	$374,392	$442,500

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2016	Year Ended September 30, 2017
Thornburg Investment Trust	$5,400	$7,065

The figure shown under All Other Fees for the year ended September 30, 2016 includes amounts from out of pocket expenses during the 2015 annual audit. The figure shown under All Other Fees for the year ended September 30, 2017 includes amounts from out of pocket expenses during the 2016 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2017, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Long/Short Equity Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 20, 2017

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	November 20, 2017